UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23013

Goldman Sachs ETF Trust

(Exact name of registrant as specified in charter)

200 West Street, New York, New York 10282

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman Sachs & Co. LLC	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2021

Access Fixed Income ETFs
Access High Yield Corporate Bond ETF (GHYB)
Access Inflation Protected USD Bond ETF (GTIP)
Access Investment Grade Corporate 1-5 Year Bond ETF (GSIG)
Access Investment Grade Corporate Bond ETF (GIGB)
Access Treasury 0-1 Year ETF (GBIL)
Access U.S. Aggregate Bond ETF (GCOR)
Access Ultra Short Bond ETF (GSST)

Goldman Sachs Access Fixed Income ETFs

∎	ACCESS HIGH YIELD CORPORATE BOND ETF

∎	ACCESS INFLATION PROTECTED USD BOND ETF

∎	ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

∎	ACCESS INVESTMENT GRADE CORPORATE BOND ETF

∎	ACCESS TREASURY 0-1 YEAR ETF

∎	ACCESS U.S. AGGREGATE BOND ETF

∎	ACCESS ULTRA SHORT BOND ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Access Fixed Income ETFs

Principal Investment Strategies

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars (“USD”) that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” As of August 31, 2021, there were 983 constituents in the Index and the Index had a weighted average maturity of 6.1 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US High-Yield Market Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituent securities of the Reference Index. The Reference Index includes high yield corporate bonds issued by companies domiciled in the United States or Canada that have a minimum of one year to maturity and are rated a maximum of BB+ by Standard & Poor’s Ratings Services (“S&P”) and Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) and a minimum of C by S&P and Ca by Moody’s. Only constituents of the Reference Index that (i) have a minimum of $400 million outstanding, a minimum issuer size of $1 billion and a maximum final maturity of 15 years and (ii) if neither fundamental factor described below is available, are rated at least CCC+ by S&P or Caa1 by Moody’s are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, debt service and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group and screening out lowest ranking eligible securities.

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

The Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (the “Index”) is designed to track the performance of inflation protected, fixed rate U.S. Treasury Securities denominated in U.S. dollars (“USD”) that meet certain screening criteria. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. As of August 31, 2021, there were 39 issues in the Index and the Index had a weighted average maturity of 8.33 years and a weighted average duration of 7.73 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the U.S. sleeve of the FTSE World Inflation-Linked Securities Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

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INVESTMENT PROCESS

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index.

The Reference Index includes fixed-rate, sovereign bonds denominated in USD that are linked to an inflation index. Only constituents of the Reference Index that are U.S. Treasury Inflation-Protected Securities (“TIPS”), have a minimum of 1 year to maturity and a minimum issue size of $5 billion outstanding (before taking into account the Federal Reserve System Open Market Account (“SOMA”) holdings) are included in the Universe.

Step 2

In the second step, the Index Provider screens the Universe to exclude securities that are unseasoned. The Index excludes “on the run” bonds, or the newest issues for each security term. The Index is constructed by weighting each constituent to match the weighted average real yield duration of the Universe.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

The Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs US Investment Grade Corporate Bond 1-5 Years Index (the “Index”) is a rules-based index that is designed to measure the performance of investment grade, corporate bonds denominated in U.S. dollars (“USD”) with remaining maturities between one and five years that meet certain liquidity and fundamental screening criteria.

As of August 31, 2021, there were 1,979 constituents in the Index and the Index had a weighted average maturity of 3.50 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Bond Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential Index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes investment grade corporate bonds that have a minimum of one year to maturity and are rated at least BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”). Only corporate bond constituents of the Reference Index that have a minimum of $250 million outstanding, remaining maturities between one and five years, and from issuers with at least two eligible bonds outstanding are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of constituents of the Reference Index with remaining maturities between one and five years.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, operating margin and leverage, subject to certain exceptions. The Index Provider ranks each issuer based on the two

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INVESTMENT PROCESS

fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group and screening out lowest ranking eligible securities. An issuer weight cap is applied to each Index constituent.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”) is a rules-based index that is designed to measure the performance of investment grade corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. As of August 31, 2021, there were 2,629 constituents in the Index and the Index had a weighted average maturity of 12.6 years. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment Grade (USBIG®) Corporate Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes investment grade corporate bonds that have a minimum of one year to maturity and are rated at least BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service Inc. (“Moody’s”). Only corporate bond constituents of the Reference Index that have a minimum of $750 million outstanding and a minimum issuer size of $2 billion are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Step 2 - In the second step, the Index Provider applies a fundamental screen to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors: operating margin and leverage. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group and screening out lowest ranking eligible securities.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

The Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The FTSE US Treasury 0-1 Year Composite Select Index (the “Index”) is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Fund expects to invest 100% of its assets in (i) U.S. Treasury Securities with a maximum remaining maturity of 12 months and (ii) cash.

As of August 31, 2021, there were 88 issues in the Index and the Index had a weighted average maturity of 0.28 years. The Index includes publicly-issued U.S. Treasury Securities that have a minimum remaining maturity of 1 month and a maximum remaining maturity of 12 months at the time of rebalance and that have a minimum issue size of $5 billion. In addition, the securities in the Index must be non-convertible and denominated in U.S. dollars. The Index excludes certain special issues, such as targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. 10-year and 30-year U.S. Treasury bonds are not eligible for inclusion in the Index.

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INVESTMENT PROCESS

The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”), which is not affiliated with the Fund or the Investment Adviser. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

The Goldman Sachs Access U.S. Aggregate Bond ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index. To-Be-Announced (“TBA”) transactions representing securities included in the Fund’s underlying index are counted towards the Fund’s 80% investment policy.

The FTSE Goldman Sachs US Broad Bond Market Index (the “Index”) is a rules-based index that is designed to measure the performance of investment grade, U.S. dollar (“USD”)-denominated bonds issued in the United States that meet certain liquidity and fundamental screening criteria. The Index consists of the following fixed income asset class sectors: U.S. Treasury Securities, corporate bonds, mortgage-backed securities, government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities. As of August 31, 2021, there were 7,711 constituents in the Index and the Index had a weighted average maturity of 13.79 years. In addition, as of August 31, 2021, the percentage breakdown of bonds included in the Index was as follows: U.S. Treasury securities (38.9%), corporate bonds (27.0%), mortgage-backed securities (26.7%), asset-backed securities (0.1%), government-sponsored securities (4.0%), non-U.S. sovereign and provincial securities (3.3%). The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Index (the “Reference Index”), using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1 - In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”) by applying specified criteria to constituents of the Reference Index as described below. All constituents of the Reference Index must have a minimum of one year to maturity and are rated at least BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”).

U.S. Treasury Securities: “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. U.S. Treasury Securities that are included in the Reference Index must have a minimum of $5 billion outstanding (before taking into account the Federal Reserve System Open Market Account (“SOMA”) holdings). Only fixed-rate U.S. Treasury Securities within the Reference Index are included in the Universe.

Corporate Bonds: Corporate bonds that are included in the Reference Index must have a minimum of $250 million outstanding. Only corporate bonds within the Reference Index from issuers with at least two eligible bonds outstanding are included in the Universe. A maturity bucketing process is used to approximate the average effective duration of the Reference Index.

Mortgage-Backed Securities: Mortgage-backed securities that are included in the Reference Index must have a minimum issuer size of $250 million. Only mortgage-backed securities within the Reference Index that have a minimum of $1 billion outstanding per origination year generic when the coupon has a minimum amount outstanding of $5 billion are included in the Universe.

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INVESTMENT PROCESS

Government-Sponsored Securities, Non-U.S. Sovereign and Provincial Securities and Asset-Backed Securities: Government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities that are included in the Reference Index must have a minimum of $1 billion, $500 million and $250 million outstanding, respectively. All government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities within the Reference Index are included in the Universe, except for callable zero coupon bonds, bonds callable less than one year from the issue date, and bonds issued by supranational entities.

Step 2 - In the second step, the Index Provider applies specified fundamental screens to each type of constituents in the Universe as described below.

U.S. Treasury Securities: U.S. Treasury Securities within the Universe are screened to exclude securities that are “on-the-run” bonds, or the newest issues for each security term. The remaining U.S. Treasury Securities are divided into “maturity sectors” according to their weighted average maturities. The weight of each U.S. Treasury Security within its maturity sector is determined through an optimization process with the goal of maximizing projected one-month return net of transaction costs subject to a cap on volatility.

Corporate Bonds: Corporate bond issuers within the Universe are grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, operating margin and leverage, subject to certain exceptions. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by including the highest ranking eligible securities in each industry group and screening out lowest ranking eligible securities. An issuer weight cap is applied to each Index constituent.

Mortgage-Backed Securities: Mortgage-backed securities within the Universe are grouped by issuer agency and are ranked within each issuer agency group based on “seasoning” (i.e., the length of time the security has been publicly traded). “Unseasoned” mortgage-backed securities (i.e., securities with less than six months of loan age) within each issuer agency group are removed from the Index. In addition, the most “negatively convex” mortgage-backed securities within each issuer agency group are removed from the Index (“negative convexity” refers to the tendency for a security’s price to fall when interest rates fall). The weights of the remaining mortgage-backed securities in the Index are determined according to their market capitalizations within the Reference Index, and the weight of each issuer agency group is adjusted to match the weighted average effective duration of such group within the Reference Index.

Government-Sponsored Securities, Non-U.S. Sovereign and Provincial Securities and Asset-Backed Securities: Government-sponsored securities, non-U.S. sovereign and provincial securities and asset-backed securities within the Universe are included in the Index in accordance with their market capitalizations.

ALL ABOVE FUNDS

Each of the FTSE Goldman Sachs High Yield Corporate Bond Index, FTSE Goldman Sachs Investment Grade Corporate Bond 1-5 Years Index, FTSE Goldman Sachs Investment Grade Corporate Bond Index and FTSE Goldman Sachs US Broad Bond Market Index is rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the constituent securities on the basis of the fundamental factors (as described above). The FTSE US Treasury 0-1 Year Composite Select Index is rebalanced monthly on the last day of the month. The FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index is rebalanced monthly on the last business day of the month to account for changes in maturities (i.e., removing securities with less than 1 year to maturity), new issues and duration to closely match the weighted average real yield duration of its Universe.

The Investment Adviser uses a representative sampling strategy to manage each Fund. “Representative sampling” is an indexing strategy in which each Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of its Index. The securities selected for investment by each Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of its Index. Each Fund may or may not hold all of the securities in its Index.

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INVESTMENT PROCESS

Each of the Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF and Goldman Sachs Access U.S. Aggregate Bond ETF may concentrate its investments (i.e. hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which components of its Index represent certain sectors or industries may change over time. Each of the Goldman Sachs Access Treasury 0-1 Year ETF and Goldman Sachs Access Inflation Protected USD Bond ETF may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that its Index is concentrated. The U.S. government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries for this purpose.

At the end of each Fund’s Reporting Period, i.e. August 31, 2021, we continued to believe the Funds may provide investors with smoother performance and less volatility, as a smart beta approach should provide liquidity while minimizing exposure to factors historically associated with volatility and underperformance.*

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

The Goldman Sachs Access Ultra Short Bond ETF (the “Fund”) seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its Net Assets in a broad range of U.S. dollar denominated bonds. The Fund primarily invests in U.S. Government Securities, obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, fixed and floating rate mortgage-backed securities, asset-backed securities, and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund will generally focus its investments in securities of issuers that, at the time of purchase, have a short-term credit rating of at least investment grade by at least one NRSRO (at least A-2, P-2, or F2 by Standard & Poor’s, Moody’s or Fitch, respectively), have a long-term credit rating of at least investment grade by at least one NRSRO (at least BBB-, Baa3, or BBB by Standard & Poor’s, Moody’s or Fitch, respectively) if such securities only maintain long-term ratings, or, if unrated, are determined by the Investment Adviser to be of comparable credit quality at the time of purchase. The Fund may also rely on the credit quality of a guarantee or demand feature in determining the credit quality of a security supported by the guarantee or demand feature.

The Fund will concentrate its investments in the financial services group of industries. Therefore, under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries and repurchase agreements secured by such obligations.

Under normal circumstances, the Fund’s effective duration is expected to be one year or less. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. In computing duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration.

The Fund is an actively managed ETF, which is a fund that trades like other publicly-traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

*	Smart beta refers to quantitative index-based strategies. Liquidity is the ability to buy or sell a given security without causing a substantial change in the price of the security. Volatility refers to the annualized standard deviation of returns.

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INVESTMENT PROCESS

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s, or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, certain ETFs and other investment companies and cash items. Cash items are not income-generating and, as a result, the Fund’s current yield may be adversely affected during periods when such positions are held. Cash positions may also subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

The Fund is managed to seek to generate current income and secondarily maintain an emphasis on preservation of capital and liquidity. The Investment Adviser follows a conservative, risk-managed investment process.

Global fixed income markets are constantly evolving and are highly diverse—with a large number of countries, currencies, sectors, issuers and securities. We believe that inefficiencies in these complex markets cause bond prices to diverge from their fair value. To capitalize on these inefficiencies and generate consistent risk-adjusted performance, we believe it is critical to:

•	Thoughtfully combine diversified sources of return by employing multiple strategies

•	Take a global perspective to uncover relative value opportunities

•	Employ focused specialist teams to identify short-term mispricings and incorporate long-term views

•	Emphasize a risk-aware approach as we view risk management as both an offensive and defensive tool

•	Build a strong team of skilled investors who excel on behalf of our clients

* * *

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INVESTMENT PROCESS

Changes to the Portfolio Management’s Team

Effective April 1, 2021 (the “Effective Date”), Todd Henry serves as a portfolio manager for each Fund. In addition, on the Effective Date, Jason Singer no longer served as a portfolio manager for each Fund. David Westbrook continues to serve as a portfolio manager for each Fund, David Fishman continues to serve as a portfolio manager for the Goldman Sachs Access Treasury 0-1 Year ETF and Goldman Sachs Access Ultra Short Bond ETF, and Matthew Kaiser continued to serve as a portfolio manager for the Goldman Sachs Access Ultra Short Bond ETF until April 30, 2021. Effective April 30, 2021, Matthew Kaiser no longer served as a portfolio manager for the Goldman Sachs Access Ultra Short Bond ETF. David Fishman, Todd Henry and David Westbrook continue to serve as portfolio managers for the Goldman Sachs Access Ultra Short Bond ETF. By design, all investment decisions for the Goldman Sachs Access Ultra Short Bond ETF are performed within a co-lead or team structure, with multiple subject matter experts. This strategic decision made has been a cornerstone of our approach and helps to ensure continuity in the Goldman Sachs Access Ultra Short Bond ETF.

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PORTFOLIO RESULTS

Goldman Sachs Access High Yield Corporate Bond ETF

Investment Objective

The Goldman Sachs Access High Yield Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs High Yield Corporate Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 7.05% based on net asset value (“NAV”) and 7.15% based on market price. The Index returned 7.29% during the same period.

The Fund had an NAV of $49.29 per share on August 31, 2020 and ended the Reporting Period with an NAV of $50.40 per share. The Fund’s market price on August 31, 2021 was $50.38 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of high yield corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. “High yield” bonds are bonds that are rated below investment grade and are commonly referred to as “junk bonds.” The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”), using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns but modestly underperformed the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, high yield corporate bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries).

During the Reporting Period, the U.S. Federal Reserve (the “Fed”) kept its monetary policy accommodative, with the targeted federal funds rate in a range of 0.00% to 0.25%, and announced the adoption of flexible average inflation targeting. (The Fed’s new inflation policy framework allows for an inflation rate moderately above 2% following periods when inflation has run persistently below 2%, seeking an average of 2% over time.) The U.S. Treasury yield curve, or spectrum of maturities, remained steep, meaning longer-term maturity yields were higher than shorter-term maturity yields, as the economy began to recover from the depths of the COVID-19 pandemic.

Amid this backdrop, high yield corporate spreads tightened from 479 basis points to 289 basis points during the Reporting Period. (A basis point is 1/100th of a percentage point.) High yield corporate spreads tightened significantly — by 216 basis points — from the end of August 2020 through the first week of July 2021 to 263 basis points over duration-equivalent U.S. Treasuries, going well below pre-COVID-19 levels. A pick-up in economic activity owing to the swift roll-out of COVID-19 vaccinations and supportive Fed policy contributed to the strong performance of high yield corporate bonds. However, the market saw some weakness during the last few weeks of the Reporting Period caused, in our view, by the increased dominance of

9

PORTFOLIO RESULTS

the COVID-19 Delta variant as well as by volatility in short-term interest rates, which tempered investor risk sentiment.

Toward the end of the Reporting Period, Fed Chair Powell noted that substantial progress had been achieved on its labor market mandate, which is a sufficient condition for asset purchase tapering. At the end of the Reporting Period, we expected the Fed to announce plans to begin tapering its asset purchases in November 2021 and to conclude the process in 2022, followed by a rate hike in 2023, all contingent on “broad based and inclusive” labor market conditions. We maintained a constructive view on high yield credit at the end of the Reporting Period given the strong economic growth backdrop and what appeared to us to be a balanced technical, or supply/demand, environment and a benign default outlook. Furthermore, we expected corporate fundamentals to strengthen due to economic re-opening and ongoing infrastructure spending, along with an improved commodities backdrop, thereby creating an attractive scenario for the sector, in our view. That said, we were closely monitoring potential growth headwinds posed by the Delta variant of COVID-19 as well as by U.S. interest rate volatility. Overall, we believed the high yield credit sector offered attractive carry relative to other non-government bond fixed income sectors. (Carry in fixed income is the return of holding a bond to maturity by earning yield versus holding cash or bonds in other sectors.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 3.72 years, a weighted average maturity of 6.18 years and a weighted average coupon of 5.62% as of August 31, 2021. The Fund’s weighted average yield to maturity was 4.54% on August 31, 2021. The 30-day standardized yield of the Fund at the end of the Reporting Period was 3.72%.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A	bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

10

PORTFOLIO RESULTS

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

BBB	0.23%
BB	56.56%
B	32.01%
CCC	9.00%
CC	0.15%
Not Rated	0.88%
Cash	1.17%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 97.94% of the Fund’s assets invested in high yield corporate bonds at the end of the Reporting Period, approximately 86% was in industrials, 7% in financials and 5% in utilities.[3]

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[4]

A	While the Index was 99.12% allocated to high yield corporate bonds, 0.88% allocated to emerging market corporate bonds and 0.00% in cash, the Fund was 97.94% invested in high yield corporate bonds, 0.66% in emerging market corporate bonds and 1.17% in cash at the end of the Reporting Period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rate requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]	Industry classifications for securities may differ between the above section and the Fund Basics section due to differing classification methodologies. The classification methodology used for the above section is as set forth by GSAM. The Fund’s composition may differ over time. Consequently, the Fund’s overall industry allocations may differ from percentages contained in the above section.

[4]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs High Yield Corporate Bond Index.

11

FUND BASICS

Access High Yield Corporate Bond ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021
Market Price[1]	$50.38
Net Asset Value (NAV)[1]	$50.40

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business
Sirius XM Radio, Inc., 4.00%, 07/15/28	0.8%	Broadcasting
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/26	0.7	Transportation
TransDigm, Inc., 6.25%, 03/15/26	0.6	Aerospace & Defense
EQT Corp., 3.90%, 10/01/27	0.5	Energy
Carnival Corp., 4.00%, 08/01/28	0.5	Consumer Cyclical
CCO Holdings LLC / CCO Holdings Capital Corp., 4.50%, 05/01/32	0.5	Communications
CSC Holdings LLC, 4.63%, 12/01/30	0.4	Communications
Venture Global Calcasieu Pass LLC, 3.88%, 08/15/29	0.4	Energy
Occidental Petroleum Corp., 3.40%, 04/15/26	0.4	Energy
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 5.88%, 08/15/27	0.4	Communications

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance

INDUSTRY ALLOCATION AS OF 8/31/21[3]

Sector Name	Fund
Telecommunication Services	19.95%
Consumer, Cyclical	19.15
Consumer, Non-cyclical	16.5
Energy	14.76
Financials	9.52
Industrials	6.76
Materials	4.25
Information Technology	3.78
Utilities	2.97
Investment Company	0.89

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

12

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on September 5, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs High Yield Corporate Bond Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access High Yield Corporate Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 5, 2017 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	1 Year Return	Since Inception
Shares based on NAV (Commenced September 5, 2017)	7.05%	5.42%

Shares based on Market Price (Commenced September 5, 2017)	7.15%	5.42%

FTSE Goldman Sachs High Yield Corporate Bond Index	7.29%	5.59%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

13

PORTFOLIO RESULTS

Goldman Sachs Access Inflation Protected USD Bond ETF

Investment Objective

The Goldman Sachs Access Inflation Protected USD Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 5.62% based on net asset value (“NAV”) and 5.58% based on market price. The Index returned 5.75% during the same period.

The Fund had an NAV of $56.96 per share on August 31, 2020 and ended the Reporting Period with an NAV of $58.52 per share. The Fund’s market price on August 31, 2021 was $58.54 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to track the performance of inflation protected, fixed rate U.S. Treasury Securities denominated in U.S. dollars (“USD”) that meet certain screening criteria. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the U.S. sleeve of the FTSE World Inflation-Linked Securities Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that closely tracked the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

The performance of Treasury inflation protected securities (“TIPS”) was strong during the Reporting Period, helped by a combination of increasing measures of realized inflation, low levels of interest rates and interest rate volatility, and rising commodity prices.

Two key drivers of return for the TIPS market are interest rates, given the sector’s longer duration profile, and inflation. During the Reporting Period, the yield on the 10-year U.S. Treasury rose by approximately 61 basis points to 1.31%. (A basis point is 1/100th of a percentage point.) The move in U.S. Treasuries reflected market expectations of increased growth on the back of economic re-opening following the depths of the COVID-19 pandemic.

Inflation data and the outlook for inflation were more impactful to TIPS returns, offsetting the effect of rising interest rates and driving positive returns during the Reporting Period. Year-over-year Consumer Price Index readings moved notably higher — from an annualized rate of 1.3% to an annualized rate of 5.3% during the Reporting Period. We particularly saw inflation pressures increase within the supply chain, as producer prices, as measured by the U.S. Producer Price Index Final Demand year-over-year reading, increased from -0.3% to 8.3% during the Reporting

14

PORTFOLIO RESULTS

Period. At the same time, U.S. employment increased during the Reporting Period, with unemployment rates declining from 8.4% to 5.2%, as people returned to work and demand for labor picked up.

U.S. economic growth remained on an improving, though no longer accelerating, path during the Reporting Period. Inflation was elevated due to the COVID-19 pandemic and policy distortions. Medium-term inflation signposts, such as spare capacity in the labor market and inflation expectations, pointed, at the end of the Reporting Period, to anchored inflation outcomes, in our view. Still, reflation appeared to be top of mind year-to-date through August 2021, with rising global government bond yields amid COVID-19 vaccine rollouts and U.S. fiscal stimulus. At the end of the Reporting Period, the outlook for TIPS’ performance appeared to hinge, in our view, on whether current pricing of inflation implied by TIPS’ valuations were high or low relative to future outcomes. Factors such as the path of economic re-opening as well as commodity and asset prices, will likely play a role in inflation outcomes. We expect inflation to remain somewhat anchored going forward. The risks to this view would be further meaningful increases in commodity prices, an accelerated re-opening of the economy and/or a more dovish path for Fed policy relative to expectations seen at the end of the Reporting Period. (Dovish tends to suggest lower interest rates; opposite of hawkish.)

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 7.83 years, a weighted average maturity of 8.23 years and a weighted average coupon of 0.56% as of August 31, 2021. The Fund’s weighted average yield to maturity was 1.14% on August 31, 2021. The 30-day standardized yield of the Fund at the end of the Reporting Period was 7.73%.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	While the Index was 100% allocated to U.S. TIPS, the Fund was 99.41% invested in U.S. TIPS and 0.59% in cash at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index.

15

FUND BASICS

Access Inflation Protected USD Bond ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021
Market Price[1]	$58.54
Net Asset Value (NAV)[1]	$58.52

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business
U.S. Treasury Inflation Indexed Bond, 0.50%, 01/15/28	8.2%	Government
U.S. Treasury Inflation Indexed Bond, 0.38%, 07/15/27	7.7	Government
U.S. Treasury Inflation Indexed Bond, 0.13%, 10/15/25	7.0	Government
U.S. Treasury Inflation Indexed Bond, 0.13%, 10/15/24	6.8	Government
U.S. Treasury Inflation Indexed Bond, 2.13%, 02/15/40	6.8	Government
U.S. Treasury Inflation Indexed Bond, 0.63%, 01/15/24	6.5	Government
U.S. Treasury Inflation Indexed Bond, 0.13%, 01/15/30	6.4	Government
U.S. Treasury Inflation Indexed Bond, 0.25%, 01/15/25	5.9	Government
U.S. Treasury Inflation Indexed Bond, 0.38%, 07/15/23	5.2	Government
U.S. Treasury Inflation Indexed Bond, 0.63%, 01/15/26	5.1	Government

[2]	The holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on October 2, 2018 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Inflation Protected USD Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from October 2, 2018 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	1 Year Return	Since Inception
Shares based on NAV (Commenced October 2, 2018)	5.62%	7.82%

Shares based on Market Price (Commenced October 2, 2018)	5.58%	7.83%

FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index	5.75%	7.94%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

17

PORTFOLIO RESULTS

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

Investment Objective

The Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs US Investment Grade Corporate Bond 1-5 Years Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 1.10% based on net asset value (“NAV”) and 1.00% based on market price. The Index returned 1.34% during the same period.

The Fund had an NAV of $50.21 per share on August 31, 2020 and ended the Reporting Period with an NAV of $50.28 per share. The Fund’s market price on August 31, 2021 was $50.30 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is a rules-based index that is designed to measure the performance of investment grade, corporate bonds denominated in U.S. dollars (“USD”) with remaining maturities between one and five years that meet certain liquidity and fundamental screening criteria. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Bond Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, duration, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the constituents on the basis of the fundamental factors.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that modestly lagged the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, investment grade corporate bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries).

The U.S. Federal Reserve (the “Fed”) has kept the targeted federal funds rate low, i.e. a range of 0% to 0.25%, since the onset of the COVID-19 pandemic, but it has continued to monitor its schedule for rate hikes as widespread expectations for inflation rise. As the U.S. Treasury market saw yields fall at the short-term end of the maturity spectrum, lower front-end rates decreased the yield of the Fund during the Reporting Period.

In June 2021, front-end rates moved slightly higher on the back of the Fed raising administered rates, i.e. reverse repurchase agreement and interest on excess reserves, by five basis points. (A basis point is 1/100th of a percentage point.) In July 2021, rates rallied, or moved lower, again amid concerns about the Delta variant of COVID-19 and its potential impact on global economic growth. Technical factors, such as investor positioning and low summer trading volumes, may have also contributed to the rally, in our view.

18

PORTFOLIO RESULTS

During the Reporting Period, investment grade corporate spreads tightened by approximately 31 basis points, i.e. from approximately 82 basis points to approximately 51 basis points over U.S. Treasuries.

U.S. economic growth remained on an improving, though no longer accelerating, path during the Reporting Period. Inflation was elevated due to the COVID-19 pandemic and policy distortions. Medium-term inflation signposts, such as spare capacity in the labor market and inflation expectations, pointed, at the end of the Reporting Period, to anchored inflation outcomes, in our view. Further, at the end of the Reporting Period, we believed corporate credit was being supported by the then-current macroeconomic and technical, or supply/demand, backdrop, a scenario that may be increasingly important in the second half of 2021. Corporate credit was also exhibiting at the end of August 2021 attractive carry and roll, in our opinion. (Carry and roll refers to the yield earned through investing in longer-term interest rates combined with the capital gain that can be realized through the fall in yield experienced by holding a shortening asset against a backdrop of a normally upward-sloping yield curve.) We further believed investment grade spreads were likely to remain range-bound in the coming months, leaving income as the predominant driver of credit returns in the second half of 2021. In our view, the next phase may well be for growth to moderate but to remain positive and strong by historical standards.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 2.76 years, a weighted average maturity of 3.28 years and a weighted average coupon of 3.07% as of August 31, 2021. The Fund’s weighted average yield to maturity was 0.95% on August 31, 2021. The 30-day standardized yield of the Fund at the end of the Reporting Period was 0.74%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

AAA	0.92%
AA	5.39%
A	30.78%
BBB	60.29%
BB	1.42%
Cash	1.21%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 97.37% of the Fund’s assets invested in investment grade corporate bonds at the end of the Reporting Period, approximately 40.12% was in financials, 53.28% in industrials and 3.97% in utilities.[3]

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

19

PORTFOLIO RESULTS

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[4]

A	While the Index was 97.72% allocated to investment grade corporate bonds, 1.05% allocated to high yield corporate bonds, 0.13% allocated to quasi-government securities, 1.10% to emerging markets debt and 0.00% in cash, the Fund was 97.37% invested in investment grade corporate bonds, 1.42% in high yield corporate bonds, 0.00% in quasi-government securities, 0.00% in emerging markets debt and 1.21% in cash at the end of the Reporting Period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rate requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]	Industry classifications for securities may differ between the above section and the Fund Basics section due to differing classification methodologies. The classification methodology used for the above section is as set forth by GSAM. The Fund’s composition may differ over time. Consequently, the Fund’s overall industry allocations may differ from percentages contained in the above section.

[4]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond 1-5 Years Index.

20

FUND BASICS

Access Investment Grade Corporate 1-5 Year Bond ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021
Market Price[1]	$50.30
Net Asset Value (NAV)[1]	$50.28

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business
JPMorgan Chase & Co., 1.51%, 06/01/24	1.9%	Banks
Morgan Stanley, 3.74%, 04/24/24	1.2	Banks
Natwest Group PLC, 6.00%, 12/19/23	1.0	Banks
Citigroup, Inc., 1.68%, 05/15/24	1.0	Banks
Bank of America Corp., Series MTN, 1.20%, 10/24/26	1.0	Banks
Air Lease Corp., 3.50%, 01/15/22	1.0	Financial Company
Credit Suisse Group AG, 4.55%, 04/17/26	0.9	Banks
Cooperatieve Rabobank UA, Series MTN, 3.38%, 05/21/25	0.9	Banks
Wells Fargo & Co., 3.00%, 04/22/26	0.9	Banks
General Motors Financial Co., Inc., 5.20%, 03/20/23	0.9	Consumer Cyclical

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

INDUSTRY ALLOCATION AS OF 8/31/21[3]

Sector Name	Fund
Financials	43.12%
Consumer, Non-cyclical	13.13
Consumer, Cyclical	8.87
Energy	8.62
Information Technology	7.11
Industrials	6.18
Telecommunication Services	6.07
Utilities	3.94
Materials	1.07
Investment Company	1.00

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

21

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on July 7, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from July 7, 2020 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	1 Year Return	Since Inception
Shares based on NAV (Commenced July 7, 2020)	1.10%	1.57%

Shares based on Market Price (Commenced July 7, 2020)	1.00%	1.61%

FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index	1.34%	1.84%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods less than one full year are not annualized.

22

PORTFOLIO RESULTS

Goldman Sachs Access Investment Grade Corporate Bond ETF

Investment Objective

The Goldman Sachs Access Investment Grade Corporate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 2.07% based on net asset value (“NAV”) and 1.82% based on market price. The Index returned 2.29% during the same period.

The Fund had an NAV of $55.39 per share on August 31, 2020 and ended the Reporting Period with an NAV of $55.24 per share. The Fund’s market price on August 31, 2021 was $55.19 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of investment grade, corporate bonds denominated in U.S. dollars that meet certain liquidity and fundamental screening criteria. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”) and is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is rules-based and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted positive absolute returns that modestly lagged the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, investment grade corporate bond returns are driven by two primary factors — duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries).

During the Reporting Period, the U.S. Federal Reserve (the “Fed”) kept its monetary policy accommodative, with the targeted federal funds rate in a range of 0.00% to 0.25%, and announced the adoption of flexible average inflation targeting. The U.S. Treasury yield curve, or spectrum of maturities, remained steep, meaning longer-term maturity yields were higher than shorter-term maturity yields, as the economy began to recover from the depths of the COVID-19 pandemic.

Fixed income markets generally remained focused on central bank reaction functions and the transitory-or-persistent inflation debate. Economic data released toward the end of the Reporting Period, particularly in the U.S., led to a recalibration in economic growth expectations from a V+ to a V shaped path given the moderation in data momentum following an initial burst of economic activity in the first quarter of 2021. The growth reassessment may also reflect, we believe, concerns around the dominance of the COVID-19 Delta variant and the sooner than consensus anticipated withdrawal of monetary policy support. Still, in our view, the macroeconomic environment and policy backdrop seen at the end of the Reporting Period favored exposure to non-U.S. government fixed income sectors.

23

PORTFOLIO RESULTS

During the Reporting Period, investment grade corporate bond spreads, or yield differentials to duration-equivalent U.S. Treasuries, tightened from 40 basis points to 90 basis points, as measured by the Bloomberg Global Aggregate Corporate Index. (A basis point is 1/100th of a percentage point.) Spreads initially tightened toward the end of 2020 as a result of positive COVID-19 vaccination rollouts and signs of economic re-opening. However, spreads then widened marginally in the early part of 2021 due to uncertainty around new COVID-19 variants, global vaccination rollouts and discussions about Fed tapering of its asset purchases. Spreads then tightened again into the second calendar quarter and through the end of the Reporting Period.

At the end of the Reporting Period, we expected liquidity, as provided by central banks, to remain abundant in the system. We also, however, anticipated central banks to reduce the level of accommodation, with expected asset purchase tapering possibly occurring toward the end of 2021. While discussion of an eventual withdrawal of policy accommodation may well generate some market volatility, we do not believe tapering is likely to be meaningfully disruptive to credit spreads, as, in our view, central banks are likely to take care to keep the markets informed.

Further, at the end of the Reporting Period, we believed corporate credit was being supported by the then-current macroeconomic and technical, or supply/demand, backdrop, a scenario that may be increasingly important in the second half of 2021. Corporate credit was also exhibiting at the end of August 2021 attractive carry and roll, in our opinion. (Carry and roll refers to the yield earned through investing in longer-term interest rates combined with the capital gain that can be realized through the fall in yield experienced by holding a shortening asset against a backdrop of a normally upward-sloping yield curve.) We further believed investment grade spreads were likely to remain range-bound in the coming months, leaving income as the predominant driver of credit returns in the second half of 2021. In our view, the next phase may well be for economic growth to moderate but to remain positive and strong by historical standards.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 8.49 years, a weighted average maturity of 12.47 years and a weighted average coupon of 3.86% as of August 31, 2021. The Fund’s weighted average yield to maturity was 2.03% on August 31, 2021. The 30-day standardized yield of the Fund at the end of the Reporting Period was 1.86%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

AAA	1.96%
AA	8.00%
A	32.47%
BBB	55.77%
BB	0.00%
Cash	0.53%

Q	What was the Fund’s industry allocation at the end of the Reporting Period?

A	Of the approximately 96.28% of the Fund’s assets invested in investment grade corporate bonds at the end of the Reporting Period, approximately 31.11% was in financials, 63.90% in industrials and 1.28% in utilities.[3]

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[4]

A	While the Index was 96.59% allocated to investment grade corporate bonds, 1.23% allocated to high yield corporate bonds, 1.89% allocated to emerging market corporate bonds, 0.29% allocated to quasi-government securities and 0.00% in cash, the Fund was 96.28% invested in investment grade corporate bonds, 1.00% in high yield corporate bonds, 1.78% in emerging market corporate bonds, 0.40% in quasi-government securities and 0.53% in cash at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt

24

PORTFOLIO RESULTS

portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rate requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.
[3]	Industry classifications for securities may differ between the above section and the Fund Basics section due to differing classification methodologies. The classification methodology used for the above section is as set forth by GSAM. The Fund’s composition may differ over time. Consequently, the Fund’s overall industry allocations may differ from percentages contained in the above section.

[4]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs Investment Grade Corporate Bond Index.

25

FUND BASICS

Access Investment Grade Corporate Bond ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021
Market Price[1]	$55.19
Net Asset Value (NAV)[1]	$55.24

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business	Country
AbbVie, Inc., 4.05%, 11/21/39	0.3%	Consumer Noncyclical	United States
Apple, Inc., 4.65%, 02/23/46	0.3	Technology	United States
Wells Fargo & Co., Series MTN, 2.88%, 10/30/30	0.3	Banks	United States
AbbVie, Inc., 3.60%, 05/14/25	0.3	Consumer Noncyclical	United States
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46	0.3	Food and Beverage	Belgium
Wells Fargo & Co., Series MTN, 5.01%, 04/04/51	0.3	Banks	United States
AT&T, Inc., 3.55%, 09/15/55	0.3	Wireless	United States
Bank of Montreal, 3.80%, 12/15/32	0.3	Banks	Canada
Ares Capital Corp., 4.20%, 06/10/24	0.3	Financial Company	United States
JPMorgan Chase & Co., 3.54%, 05/01/28	0.2	Banks	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

INDUSTRY ALLOCATION AS OF 8/31/21[3]

Sector Name	Fund
Financials	32.93%
Consumer, Non-cyclical	15.89
Telecommunication Services	14.27
Information Technology	10.97
Energy	10.8
Industrials	6.01
Consumer, Cyclical	4.58
Materials	2.03
Utilities	1.26
Investment Company	0.33

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

26

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on June 6, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE Goldman Sachs Investment Grade Corporate Bond Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Investment Grade Corporate Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 6, 2017 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	1 Year Return	Since Inception
Shares based on NAV (Commenced June 6, 2017)	2.07%	5.41%

Shares based on Market Price (Commenced June 6, 2017)	1.82%	5.39%

FTSE Goldman Sachs Investment Grade Corporate Bond Index	2.29%	5.63%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

27

PORTFOLIO RESULTS

Goldman Sachs Access Treasury 0-1 Year ETF

Investment Objective

The Goldman Sachs Access Treasury 0-1 Year ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE US Treasury 0-1 Year Composite Select Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -0.03% based on net asset value (“NAV”) and -0.05% based on market price. The Index returned 0.10% during the same period.

The Fund had an NAV of $100.44 on August 31, 2020 and ended the Reporting Period with an NAV of $100.09 per share. The Fund’s market price on August 31, 2021 was $100.08 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”), which is not affiliated with the Fund or the Investment Adviser. The Index is market capitalization-weighted and the securities in the Index are updated on the last business day of each month.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted negative absolute returns that modestly lagged the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

The Fund’s and the Index’s performance was largely reflective of the performance of front-end, or short-term, U.S. Treasury rates, which were primarily affected, in turn, by U.S. Federal Reserve (“Fed”) policy. The Fed has kept the targeted federal funds rate low, i.e. a range of 0% to 0.25%, since the onset of the COVID-19 pandemic, but it has continued to monitor its schedule for rate hikes as widespread expectations for inflation rise. As the U.S. Treasury market saw yields fall at the short-term end of the maturity spectrum, lower front-end rates decreased the yield of the Fund during the Reporting Period.

In June 2021, front-end rates moved slightly higher on the back of the Fed raising administered rates, i.e. reverse repurchase agreement and interest on excess reserves, by five basis points. (A basis point is 1/100th of a percentage point.) In July 2021, rates rallied, or moved lower, again amid concerns about the Delta variant of COVID-19 and its potential impact on global economic growth. Technical factors, such as investor positioning and low summer trading volumes, may have also contributed to the rally, in our view. However, since the Fund is an ultra-short bond fund, i.e. it maintains an effective duration of less than one year, its NAV has a low sensitivity to interest rate changes.

28

PORTFOLIO RESULTS

Toward the end of the Reporting Period, Fed Chair Powell noted that substantial progress had been achieved on its labor market mandate, which is a sufficient condition for asset purchase tapering. At the end of the Reporting Period, we expected the Fed to announce plans to begin tapering its asset purchases in November 2021 and to conclude the process in 2022, followed by a rate hike in 2023, all contingent on “broad based and inclusive” labor market conditions. Another factor that may influence the Fed’s future actions is inflation. U.S. core inflation, as measured by the Personal Consumption Expenditures (“PCE”) Price Index, the Fed’s preferred measure, rose 0.3% month-over-month in July 2021, down from a 0.5% increase in June 2021. Year-over-year, the core PCE inflation rate held steady at 3.6%. Purchasing Managers Index survey data reported at the end of the Reporting Period suggested that price pressures remained strong but not accelerating. A moderation in momentum from the rapid pace observed as countries re-opened was expected. However, at the end of the Reporting Period, we were looking for better clarity on price and labor market data, remaining alert to the potential for prolonged distortions due to the impact of the Delta variant of COVID-19.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 0.37 years, a weighted average maturity of 0.37 years and a weighted average coupon of 0.47% as of August 31, 2021. The Fund’s weighted average yield to maturity was 0.06% on August 31, 2021. The 30-day net standardized yield of the Fund at the end of the Reporting Period was -0.06%.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	The Index was 100% allocated to U.S. Treasury securities as the end of the Reporting Period, and the Fund was 99.96% invested in U.S. Treasury securities at the end of the Reporting Period, with the remainder in cash.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE US Treasury 0-1 Year Composite Select Index.

29

FUND BASICS

Access Treasury 0-1 Year ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021

Market Price[1]	$100.08
Net Asset Value (NAV)[1]	$100.09

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/21[2]

Holding	Maturity Date	% of Net Assets

U.S. Cash Management Bill, 0.05%	11/1/21	15.0%
U.S. Treasury Bill, 0.05%	10/28/21	9.1
U.S. Treasury Bill, 0.05%	12/30/21	8.5
U.S. Treasury Bill, 0.06%	10/26/21	8.0
U.S. Treasury Note, 2.00%	10/31/21	6.5
U.S. Treasury Bill, 0.05%	1/27/22	5.1
U.S. Treasury Bill, 0.05%	2/24/22	5.0
U.S. Treasury Note, 2.50%	1/15/22	4.7
U.S. Treasury Bill, 0.06%	7/14/22	3.8
U.S. Treasury Note, 2.88%	11/15/21	3.7

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

30

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on September 6, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the FTSE US Treasury 0-1 Year Composite Select Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Treasury 0-1 Year ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 6, 2016 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	1 Year Return	Since Inception
Shares based on NAV (Commenced September 6, 2016)	-0.03%	1.14%

Shares based on Market Price (Commenced September 6, 2016)	-0.05%	1.13%

FTSE US Treasury 0-1 Year Composite Select Index	0.10%	1.24%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

31

PORTFOLIO RESULTS

Goldman Sachs U.S. Aggregate Bond ETF

Investment Objective

The Goldman Sachs Access U.S. Aggregate Bond ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs US Broad Bond Market Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solution Team discusses the Fund’s performance and positioning for the period since it commenced operations on September 8, 2020 through August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned -0.52% based on net asset value (“NAV”) and -0.55% based on market price. The Index returned -0.21% during the same period.

The Fund had an NAV of $50.03 per share on the date of inception and ended the Reporting Period with an NAV of $49.40 per share. The Fund’s market price on August 31, 2021 was $49.38 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is a rules-based index that is designed to measure the performance of investment grade, U.S. dollar (“USD”)-denominated bonds issued in the United States that meet certain liquidity and fundamental screening criteria. The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (“GSAM”). The Index is normally rebalanced (i) monthly on the last business day of each month, to account for changes in maturities, duration, corporate actions or ratings migration, and (ii) quarterly, to account for updates to the corporate bond constituents of the Index on the basis of the fundamental factors.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

During the Reporting Period, the Fund posted negative absolute returns that modestly lagged the Index, as measured by NAV. The Fund is passively managed to the Index and aims to minimize tracking error to the Index.

Overall, U.S. bond returns are driven by two primary factors—duration (whether interest rates are rising or falling) and spreads (a widening or tightening of the yield differential to duration-equivalent U.S. Treasuries).

The U.S. Federal Reserve (the “Fed”) has kept the targeted federal funds rate low, i.e. a range of 0% to 0.25%, since the onset of the COVID-19 pandemic, but it has continued to monitor its schedule for rate hikes as widespread expectations for inflation rise. Yields on 10-year U.S. Treasury bonds ended the Reporting Period at 1.31%, approximately 60 basis points higher than at the start of the Reporting Period. (A basis point is 1/100th of a percentage point.)

The Fund had a duration of six to seven years during the Reporting Period, which made the Fund sensitive to moves in the U.S. Treasury yield curve, particularly moves in the five-year to 10-year segment of the maturity spectrum. During the Reporting Period, duration exposure was the biggest factor in

32

PORTFOLIO RESULTS

returns, particularly during the first and second quarters of 2021.

During the Reporting Period, investment grade corporate spreads ended August 2021 at approximately 86 basis points, tightening by approximately 42 basis points, and securitized credit spreads ended August 2021 at approximately 34 basis points, tightening by approximately 24 basis points.

U.S. economic growth remained on an improving, though no longer accelerating, path during the Reporting Period. Inflation was elevated due to the COVID-19 pandemic and policy distortions. Medium-term inflation signposts, such as spare capacity in the labor market and inflation expectations, pointed, at the end of the Reporting Period to anchored inflation outcomes, in our view. At the same time, we remained alert at the end of the Reporting Period to cyclical inflation components, such as rents and the persistence of supply-chain issues. Despite corporate earnings being weak through most of the COVID-19 pandemic, investors continued to look through to a vaccine-led recovery. Still, reflation appeared to be top of mind year-to-date through August 2021, with rising global government bond yields amid COVID-19 vaccine rollouts and U.S. fiscal stimulus.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 6.45 years, a weighted average maturity of 14.68 years and a weighted average coupon of 2.93% as of August 31, 2021. The Fund’s weighted average yield to maturity was 1.46% on August 31, 2021. The 30-day standardized yield of the Fund at the end of the Reporting Period was 0.89%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

U.S. Treasuries	41.12%
Agency Securities	26.71%
AAA	0.47%
AA	3.63%
A	11.25%
BBB	15.82%
BB	0.70%
B	0.02%
Not Rated	0.19%
Cash	0.08%

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[3]

A

Sector	Fund	Index

U.S. Treasuries	41.12%	38.94%
Quasi-Government Securities	0.64%	3.98%
Asset-Backed Securities	0.00%	0.08%
Commercial Mortgage-Backed Securities	0.00%	0.00%
Residential Mortgage-Backed Securities	26.71%	26.71%
Investment Grade Corporate Bonds	26.18%	26.70%
High Yield Corporate Bonds	0.65%	0.33%
Emerging Markets Debt	4.63%	3.27%
Cash	0.08%	0.00%

[1]Duration	is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

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PORTFOLIO RESULTS

[2]The	Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rate requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

[3]The	Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Goldman Sachs US Broad Bond Market Index.

34

FUND BASICS

Access U.S. Aggregate Bond ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021
Market Price[1]	$49.38
Net Asset Value (NAV)[1]	$49.40

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets
U.S. Treasury Note, 2.13%, 05/31/26	6.7%
U.S. Treasury Note, 2.00%, 11/15/26	4.8
Federal National Mortgage Association, 2.00%, 09/15/50	4.4
Federal National Mortgage Association, 2.50%, 09/01/51	4.2
U.S. Treasury Note, 2.00%, 02/15/25	3.7
U.S. Treasury Note, 2.75%, 02/15/28	3.7
U.S. Treasury Note, 2.50%, 01/31/25	3.5
U.S. Treasury Note, 1.50%, 02/15/30	3.2
U.S. Treasury Note, 2.88%, 08/15/28	3.0
Federal National Mortgage Association, 3.00%, 09/15/51	2.9

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

INDUSTRY ALLOCATION AS OF 8/31/21[3]

Sector Name	Fund
U.S. Treasury Notes	33.3%
Mortgage-Backed Securities	27.2
Investment Company	23.4
Corporate Obligations	23.3
U.S. Treasury Bonds	7.7
Foreign Corporate Debt	4.9
Foreign Debt Obligations	3.1

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

35

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on September 8, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of a broad-based securities market index, the FTSE Goldman Sachs US Broad Bond Market Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Certain factors may affect Fund performance including, but not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access U.S. Aggregate Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 8, 2020 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	Since Inception
Shares based on NAV (Commenced September 8, 2020)	-0.52%

Shares based on Market Price (Commenced September 8, 2020)	-0.55%

FTSE Goldman Sachs US Broad Bond Market Index	-0.21%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

36

PORTFOLIO RESULTS

Goldman Sachs Access Ultra Short Bond ETF

Investment Objective

The Goldman Sachs Access Ultra Short Bond ETF (the “Fund”) seeks to provide current income with preservation of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Fixed Income and Liquidity Solutions Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 0.59% based on net asset value (“NAV”) and 0.58% based on market price. The Fund’s benchmark, the FTSE Three-Month U.S. Treasury Bill Index (the “Index”), returned 0.06% for the same period.

The Fund had an NAV of $50.77 per share on August 31, 2020 and ended the Reporting Period with an NAV of $50.71 per share. The Fund’s market price on August 31, 2021 was $50.71 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a broad range of U.S. dollar denominated bonds. The Fund primarily invests in obligations issued or guaranteed by the U.S. Government, its agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”), obligations of U.S. banks, corporate notes, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities, fixed and floating rate mortgage-backed securities, asset-backed securities, collateralized loan obligations and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations issued or guaranteed by foreign banks, companies and governments or their agencies, authorities, instrumentalities or sponsored enterprises.

The Fund will generally focus its investments in securities of issuers that, at the time of purchase, have a short-term credit rating of at least investment grade by at least one nationally recognized statistical rating organization (“NRSRO”) (at least A-2, P-2, or F2 by Standard & Poor’s Ratings Services (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings, Inc. (“Fitch”), respectively), have a long-term credit rating of at least investment grade by at least one NRSRO (at least BBB-, Baa3, or BBB by Standard & Poor’s, Moody’s or Fitch, respectively) if such securities only maintain long-term ratings, or, if unrated, are determined by the Investment Adviser to be of comparable credit quality at the time of purchase. The Fund may also rely on the credit quality of a guarantee or demand feature in determining the credit quality of a security supported by the guarantee or demand feature.

The Fund will concentrate its investments in the financial services group of industries. Therefore, under normal circumstances, the Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries and repurchase agreements secured by such obligations.

Under normal circumstances, the Fund’s effective duration is expected to be one year or less. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. In computing duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration.

The Fund is an actively managed exchange-traded fund (“ETF”), which is a fund that trades like other publicly-traded securities. The Fund is not an index fund and does not seek to replicate the performance of a specified index.

THE FUND IS NOT A MONEY MARKET FUND AND DOES NOT ATTEMPT TO MAINTAIN A STABLE NET ASSET VALUE.

During the Reporting Period, the Fund posted positive absolute returns that outperformed the Index. The Fund, as

37

PORTFOLIO RESULTS

an actively managed, broadly diversified portfolio of high quality short-term holdings across multiple spread, or non-U.S. Treasury, sectors, outperformed the Index during the Reporting Period due primarily to differences in credit risk profile and having a longer duration than that of the Index.

Overall, short term bond returns are driven by two primary factors — short-term interest rates and sector yields.

The U.S. Federal Reserve (the “Fed”) has kept the targeted federal funds rate low, i.e. a range of 0% to 0.25%, since the onset of the COVID-19 pandemic, but it has continued to monitor its schedule for rate hikes as widespread expectations for inflation rise. As the U.S. Treasury market saw yields fall at the short-term end of the maturity spectrum, lower front-end rates decreased the yield of the Fund during the Reporting Period.

That said, since the Fund is an ultra-short bond fund, i.e. it maintains an effective duration of less than one year, its NAV has a low sensitivity to interest rate changes. As the fixed income yield curve remained rather flat during the Reporting Period, with little difference in yields between shorter-term and longer-term maturities, this reflected positively on the Fund on a relative value basis.

During the Reporting Period, short-dated, i.e. maturities of one to three years, investment grade credit yields tightened by approximately 12 basis points, and securitized credit yields widened by approximately 33 basis points. (A basis point is 1/100th of a percentage point.)

A broad diversified portfolio of high quality short-term holdings, across investment grade corporate credit, U.S. Treasuries, mortgage-backed securities and other securitized credit, helped the Fund achieve a high level of current income for investors while also providing reduced volatility as yields of various individual sectors fluctuated during the Reporting Period.

U.S. economic growth remained on an improving, though no longer accelerating, path during the Reporting Period. Inflation was elevated due to the COVID-19 pandemic and policy distortions. Medium-term inflation signposts, such as spare capacity in the labor market and inflation expectations, pointed, at the end of the Reporting Period, to anchored inflation outcomes, in our view. At the same time, we remained alert at the end of the Reporting Period, to cyclical inflation components, such as rents and the persistence of supply-chain issues. Despite corporate earnings being weak through most of the COVID-19 pandemic, investors continued to look through to a vaccine-led recovery. Still, reflation appeared to be top of mind year-to-date through August 2021, with rising global government bond yields amid COVID-19 vaccine rollouts and U.S. fiscal stimulus. At the end of the Reporting Period, spreads for agency mortgage-backed securities, or yield differentials to duration-equivalent U.S. Treasuries, were tight on an outright basis and relative to investment grade corporate credit.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives.

Q	What was the Fund’s weighted average duration, weighted average maturity, weighted average coupon, weighted average yield to maturity and 30-day standardized yield at the end of the Reporting Period?[1]

A	The Fund had a weighted average duration of 0.70 years, a weighted average maturity of 9.70 years and a weighted average coupon of 1.35% as of August 31, 2021. The Fund’s weighted average yield to maturity was 0.81% on August 31, 2021. The 30-day standardized yield of the Fund at the end of the Reporting Period was 0.41%.

Q	What was the Fund’s credit allocation at the end of the Reporting Period?[2]

A

U.S. Treasuries	0.00%
Agency Securities	27.92%
AAA	19.64%
AA	3.45%
A	20.76%
BBB	14.97%
Not Rated	4.29%
Cash	8.95%

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

A	While the Index was 100% allocated to U.S. Treasury securities, the Fund was 0.00% invested in U.S. Treasury securities, 18.20% in asset-backed securities, 27.92% in residential mortgage-backed securities, 39.03% in investment grade corporate bonds and 8.95% in cash at the end of the Reporting Period.

[1]	Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.)

38

PORTFOLIO RESULTS

A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal. Weighted average duration is a measure of the duration for the securities in the portfolio overall. Weighted average maturity (“WAM”) is the weighted average amount of time until the debt securities in a portfolio mature, or the weighted average of the remaining terms to maturity of the debt securities within a portfolio. The higher the WAM, the longer it takes for all of the bonds in the portfolio to mature, and WAM is used to manage debt portfolios and to assess the performance of debt portfolio managers. Coupons are fixed percentages paid out on a fixed income security on an annual basis. Weighted average coupon is calculated by weighting the coupon of each debt security by its relative size in the portfolio. Yield to maturity is the annual return that a bond is expected to generate if it is held till its maturity given its coupon rate, payment frequency and current market price. Yield to maturity is essentially the internal rate of return of a bond, i.e. the discount rate at which the present value of a bond’s coupon payments and maturity value is equal to its current market price. The 30-day standardized yield calculation is based on a 30-day period ending on the last day of the Reporting Period. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

[2]	The Fund and the Index have not been rated by an independent rating agency. The credit allocation provided refers to the Fund’s underlying portfolio securities. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by a Nationally Recognized Statistical Rating Organization (“NRSRO”) if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. This method may differ from the method independently used by the Index Provider. GSAM will use a single rating if that is the only one available. Securities that are not rated by all three agencies are reflected as such in the breakdown. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements. Unrated securities do not necessarily indicate low quality, and for such securities the Investment Adviser will evaluate the credit quality. GSAM converts all ratings to the equivalent S&P major rating category when illustrating credit rating breakdowns. Ratings and Fund/Index credit quality may change over time.

39

FUND BASICS

Access Ultra Short Bond ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021

Market Price[1]	$50.71
Net Asset Value (NAV)[1]	$50.71

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX Exchange, Inc. at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets

FHLMC REMIC, 2.18%, 10/01/43	1.8%
FHLMC REMIC, Class AF, Series 2017-4719, 0.45%, 09/15/47	1.4
FNMA REMIC, Class FD, Series 2014-28, 0.53%, 05/25/44	1.1
FHLMC REMIC, Class FA, Series 2020-5031, 0.35%, 08/15/43	1.0
FNMA REMIC, Class AF, Series 2006-110, 0.41%, 11/25/36	0.9
Nationwide Building Society, 2.00%, 01/27/23	0.9
GNMA, Class FB, Series 2019-56, 0.54%, 05/20/49	0.9
Trysail CLO 2021-1 Ltd., Class A1, Series 2021-1A, 1.46%, 07/20/32	0.9
Hayfin US Ltd., Class A, Series 2018-8A, 1.25%, 04/20/31	0.9
FNMA REMIC, Class KF, Series 2019-6, 0.53%, 03/25/49	0.9

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

SECTOR ALLOCATION AS OF 8/31/21[3]

Sector Name	Fund

Mortgage-Backed Securities	28.76%
Asset- Backed Securities	23.03
Corporate Obligations	20.62
Foreign Corporate Debt	18.69
Investment Company	7.79
Certificate of Deposits	1.48

[3]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the table may not sum to 100% due to the exclusion of other assets and liabilities.

40

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on April 15, 2019 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of a broad-based securities market index, the FTSE 3 Month T-Bill Index is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Certain factors may affect Fund performance including, but not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Access Ultra Short Bond ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 15, 2019 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	1 Year Return	Since Inception
Shares based on NAV (Commenced April 15, 2019)	0.59%	1.94%

Shares based on Market Price (Commenced April 15, 2019)	0.58%	1.94%

FTSE 3 Month T-Bill Index	0.06%	0.90%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

41

FUND BASICS

Index Definitions and Industry Terms

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

Access High Yield Corporate Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Inflation Protected USD Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Investment Grade Corporate 1-5 Year Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Investment Grade Corporate Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of

42

FUND BASICS

FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Treasury 0-1 Year ETF

The Index is designed to measure the performance of U.S. Treasury Securities with a maximum remaining maturity of 12 months. “U.S. Treasury Securities” refer to securities issued or guaranteed by the U.S. Treasury where the payment of principal and interest is backed by the full faith and credit of the U.S. government. U.S. Treasury Securities include U.S. Treasury notes, U.S. Treasury bills and U.S. Treasury floating rate bonds. The Index is sponsored by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Index is determined, composed and calculated by FTSE without regard to the Fund. It is not possible to invest directly in an unmanaged index.

Access U.S. Aggregate Bond ETF

The Index was developed and is calculated and maintained by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). FTSE is not affiliated with the Fund or GSAM. The Fund is not sponsored, endorsed, sold or promoted by FTSE or any of its affiliates and FTSE makes no representation to any owner or prospective owner of the Fund regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Fund to track the price and yield performance of the Index or the ability of the Index to track general bond market performance. FTSE’s only relationship to GSAM (“Licensee”) is the licensing of certain information, data, trademarks and trade names of FTSE or its affiliates. The Index is determined, composed and calculated by FTSE without regard to the Fund. FTSE has no obligation to take the needs of the owners or prospective owners of the Fund into consideration in determining, composing or calculating the Index. FTSE is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Fund or the timing of the issuance or sale of the shares to be issued by the Fund or in the determination or calculation of the equation by which the shares to be issued by the Fund are to be converted into cash. FTSE has no obligation or liability in connection with the administration, marketing or trading of the Fund.

Access Ultra Short Bond ETF

The FTSE 3 Month US T Bill Index is intended to track the daily performance of 3 month US Treasury bills. The index is designed to operate as a reference rate for a series of funds.

Goldman Sachs Access Ultra Short Bond ETF (GSST) does not attempt to track an index and takes a more active approach.

43

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments

August 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 93.2%
Advertising – 1.0%
Clear Channel Worldwide Holdings, Inc.(a)
$500,000	5.125%		08/15/27	$515,000
Lamar Media Corp.
214,000	3.750		02/15/28	220,420
421,000	4.000		02/15/30	435,209
Nielsen Finance LLC / Nielsen Finance Co.(a)
380,000	5.625		10/01/28	400,900
400,000	5.875		10/01/30	429,000
Outfront Media Capital LLC / Outfront Media Capital Corp.(a)
400,000	6.250		06/15/25	424,500

				2,425,029

Aerospace & Defense – 2.1%
Howmet Aerospace, Inc.
520,000	5.125		10/01/24	572,585
250,000	6.875		05/01/25	295,937
Spirit AeroSystems, Inc.
200,000	4.600		06/15/28	196,000
TransDigm, Inc.
340,000	8.000	(a)	12/15/25	363,817
1,401,000	6.250	(a)	03/15/26	1,476,304
518,000	6.375		06/15/26	537,749
70,000	7.500		03/15/27	74,287
460,000	5.500		11/15/27	472,075
300,000	4.625	(a)	01/15/29	297,750
Wolverine Escrow LLC(a)
522,000	9.000		11/15/26	502,425

				4,788,929

Agriculture – 0.7%
JBS USA LUX SA / JBS USA Finance, Inc.(a)
681,000	6.750		02/15/28	751,654
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.(a)
290,000	6.500		04/15/29	329,875
470,000	5.500		01/15/30	532,862

				1,614,391

Banks – 0.6%
CIT Group, Inc.
232,000	5.000		08/01/23	250,560
100,000	5.250		03/07/25	112,750
315,000	6.125		03/09/28	387,843
Freedom Mortgage Corp.(a)
374,000	8.125		11/15/24	380,545
193,000	8.250		04/15/25	196,619
160,000	7.625		05/01/26	161,000

				1,489,317

Basic Industry – 1.4%
Axalta Coating Systems LLC(a)
470,000	3.375		02/15/29	462,362
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV(a)
150,000	4.750		06/15/27	157,688
CF Industries, Inc.
180,000	3.450		06/01/23	189,338
270,000	5.150		03/15/34	335,946

Corporate Obligations – (continued)
Basic Industry – (continued)
Chemours Co. (The)(a)
400,000	5.750		11/15/28	424,000
Olin Corp.
200,000	5.625		08/01/29	221,250
230,000	5.000		02/01/30	247,825
SCIH Salt Holdings, Inc.(a)
400,000	6.625		05/01/29	399,441
Tronox, Inc.(a)
440,000	4.625		03/15/29	447,150
Valvoline, Inc.(a)
350,000	4.250		02/15/30	364,875

				3,249,875

Broadcasting – 3.7%
Diamond Sports Group LLC / Diamond Sports Finance Co.(a)
600,000	5.375		08/15/26	400,500
800,000	6.625		08/15/27	348,000
Gray Television, Inc.(a)
270,000	7.000		05/15/27	290,925
524,000	4.750		10/15/30	520,725
iHeartCommunications, Inc.
320,000	8.375		05/01/27	340,400
711,000	4.750	(a)	01/15/28	737,663
Nexstar Media, Inc.(a)
560,000	5.625		07/15/27	595,000
Scripps Escrow II, Inc.(a)
370,000	5.375		01/15/31	365,375
Scripps Escrow, Inc.(a)
170,000	5.875		07/15/27	175,100
Sinclair Television Group, Inc.(a)
200,000	4.125		12/01/30	196,000
Sirius XM Radio, Inc.(a)
200,000	5.000		08/01/27	209,750
1,700,000	4.000		07/15/28	1,740,375
250,000	3.875		09/01/31	248,750
TEGNA, Inc.
230,000	4.625		03/15/28	239,200
470,000	5.000		09/15/29	497,025
Terrier Media Buyer, Inc.(a)
340,000	8.875		12/15/27	362,950
Univision Communications, Inc.(a)
277,000	5.125		02/15/25	282,886
425,000	6.625		06/01/27	460,062
500,000	4.500		05/01/29	508,438

				8,519,124

Brokerage – 0.4%
Jefferies Finance LLC / JFIN Co.-Issuer Corp.(a)
470,000	5.000		08/15/28	483,839
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.(a)
480,000	4.750		06/15/29	493,200

				977,039

Building Materials – 0.5%
American Builders & Contractors Supply Co., Inc.(a)
913,000	4.000		01/15/28	946,096

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Building Materials – (continued)
Builders FirstSource, Inc.(a)
$200,000	4.250%		02/01/32	$206,500

				1,152,596

Capital Goods – 3.2%
Ball Corp.
175,000	4.000		11/15/23	185,062
351,000	5.250		07/01/25	397,508
121,000	4.875		03/15/26	136,276
420,000	2.875		08/15/30	423,150
Covanta Holding Corp.
175,000	5.875		07/01/25	181,590
216,000	6.000		01/01/27	224,107
370,000	5.000		09/01/30	382,788
Crown Americas LLC / Crown Americas Capital Corp V
405,000	4.250		09/30/26	437,906
Crown Americas LLC / Crown Americas Capital Corp. VI
210,000	4.750		02/01/26	217,372
Flex Acquisition Co., Inc.(a)
130,000	6.875		01/15/25	131,374
307,000	7.875		07/15/26	320,097
Graham Packaging Co., Inc.(a)
180,000	7.125		08/15/28	192,150
Herc Holdings, Inc.(a)
560,000	5.500		07/15/27	592,200
LABL, Inc.(a)
203,000	6.750		07/15/26	214,419
309,000	10.500		07/15/27	337,196
Madison IAQ LLC(a)
250,000	5.875		06/30/29	255,937
Mauser Packaging Solutions Holding Co.(a)
474,000	5.500		04/15/24	479,925
Owens-Brockway Glass Container, Inc.(a)
200,000	5.875		08/15/23	213,500
Sealed Air Corp.(a)
280,000	4.875		12/01/22	291,200
130,000	5.125		12/01/24	141,538
200,000	5.500		09/15/25	224,000
170,000	6.875		07/15/33	223,125
Sensata Technologies BV(a)
336,000	4.875		10/15/23	360,360
299,000	5.000		10/01/25	334,880
Sensata Technologies, Inc.(a)
420,000	3.750		02/15/31	423,675

				7,321,335

Communications – 8.4%
AMC Networks, Inc.
88,000	5.000		04/01/24	89,320
440,000	4.750		08/01/25	451,275
Cable One, Inc.(a)
225,000	4.000		11/15/30	227,250
CCO Holdings LLC / CCO Holdings Capital Corp.(a)
197,000	4.000		03/01/23	197,862
359,000	5.750		02/15/26	369,321
509,000	5.500		05/01/26	525,861
490,000	5.125		05/01/27	512,662

Corporate Obligations – (continued)
Communications – (continued)
443,000	5.000	(a)	02/01/28	465,150
300,000	5.375	(a)	06/01/29	328,125
780,000	4.750	(a)	03/01/30	824,362
726,000	4.500	(a)	08/15/30	761,393
755,000	4.250	(a)	02/01/31	775,763
1,030,000	4.500		05/01/32	1,076,994
CSC Holdings LLC
636,000	5.250		06/01/24	686,483
550,000	5.500	(a)	04/15/27	576,125
200,000	5.375	(a)	02/01/28	212,500
200,000	7.500	(a)	04/01/28	220,000
240,000	6.500	(a)	02/01/29	266,100
864,000	5.750	(a)	01/15/30	915,840
1,024,000	4.625	(a)	12/01/30	1,008,640
425,000	3.375	(a)	02/15/31	406,406
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.(a)
930,000	5.875		08/15/27	974,175
DISH DBS Corp.
402,000	5.000		03/15/23	420,844
534,000	5.875		11/15/24	574,717
614,000	7.750		07/01/26	703,030
110,000	7.375		07/01/28	118,456
361,000	5.125	(a)	06/01/29	358,744
IHS Markit Ltd.(a)
490,000	4.750		02/15/25	546,962
490,000	4.000		03/01/26	543,900
Lions Gate Capital Holdings LLC(a)
200,000	5.500		04/15/29	203,500
Live Nation Entertainment, Inc.(a)
500,000	4.750		10/15/27	510,625
Meredith Corp.
210,000	6.875		02/01/26	218,006
Netflix, Inc.
374,000	4.375		11/15/26	424,022
482,000	4.875		04/15/28	564,543
562,000	5.875		11/15/28	698,285
194,000	6.375		05/15/29	249,290
200,000	5.375	(a)	11/15/29	246,125
350,000	4.875	(a)	06/15/30	420,000
Radiate Holdco LLC / Radiate Finance, Inc.(a)
350,000	6.500		09/15/28	360,500
WMG Acquisition Corp.(a)
521,000	3.000		02/15/31	517,093

				19,550,249

Consumer Cyclical – 16.5%
ADT Security Corp. (The)(a)
470,000	4.125		08/01/29	470,587
320,000	4.875		07/15/32	328,000
AMC Entertainment Holdings, Inc.(a)(b) (PIK 12.000%, Cash 10.000%)
425,000	12.000		06/15/26	384,625
American Axle & Manufacturing, Inc.
420,000	6.875		07/01/28	453,075
230,000	5.000		10/01/29	230,575
APX Group, Inc.(a)
330,000	6.750		02/15/27	354,750
250,000	5.750		07/15/29	251,250

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Bath & Body Works, Inc.
$500,000	5.250%		02/01/28	$562,321
350,000	6.625	(a)	10/01/30	407,547
400,000	6.875		11/01/35	516,004
Boyd Gaming Corp.
180,000	4.750		12/01/27	186,044
410,000	4.750	(a)	06/15/31	423,837
Brink’s Co. (The)(a)
284,000	5.500		07/15/25	299,620
Caesars Entertainment, Inc.(a)
500,000	6.250		07/01/25	528,447
Carnival Corp.(a)
380,000	11.500		04/01/23	427,090
490,000	7.625		03/01/26	520,012
450,000	5.750		03/01/27	460,688
1,120,000	4.000		08/01/28	1,125,600
Carvana Co.(a)
460,000	5.500		04/15/27	477,250
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op(a)
300,000	5.500		05/01/25	314,625
Century Communities, Inc.(a)
300,000	3.875		08/15/29	305,250
Churchill Downs, Inc.(a)
320,000	5.500		04/01/27	334,400
342,000	4.750		01/15/28	358,245
Clarios Global LP / Clarios US Finance Co.(a)
346,000	6.250		05/15/26	366,760
555,000	8.500		05/15/27	592,768
Dana Financing Luxembourg Sarl(a)
220,000	5.750		04/15/25	227,012
Dana, Inc.
300,000	5.625		06/15/28	322,875
470,000	4.250		09/01/30	488,506
Diamond Resorts International, Inc.(a)
104,000	7.750		09/01/23	105,951
Ford Motor Co.
250,000	8.500		04/21/23	277,014
270,000	9.000		04/22/25	330,542
175,000	4.346		12/08/26	188,762
600,000	6.625		10/01/28	720,437
449,000	7.450		07/16/31	592,888
Ford Motor Credit Co. LLC
670,000	3.087		01/09/23	683,431
500,000	4.375		08/06/23	523,456
380,000	5.584		03/18/24	411,552
500,000	5.125		06/16/25	549,460
200,000	4.134		08/04/25	214,287
200,000	4.542		08/01/26	218,227
400,000	4.271		01/09/27	430,514
400,000	3.815		11/02/27	421,647
420,000	5.113		05/03/29	477,039
Gap, Inc. (The)(a)
250,000	8.625		05/15/25	272,955
300,000	8.875		05/15/27	345,793

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Goodyear Tire & Rubber Co. (The)
648,000	4.875		03/15/27	697,410
400,000	5.250		04/30/31	428,000
Hanesbrands, Inc.(a)
568,000	4.625		05/15/24	605,630
250,000	5.375		05/15/25	263,750
Hilton Domestic Operating Co., Inc.(a)
200,000	4.000		05/01/31	207,273
200,000	3.625		02/15/32	200,358
Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc(a)
200,000	5.000		06/01/29	203,500
IRB Holding Corp.(a)
510,000	7.000		06/15/25	545,062
Iron Mountain, Inc.(a)
301,000	4.875		09/15/27	314,921
382,000	5.250		03/15/28	402,055
620,000	5.250		07/15/30	663,400
699,000	4.500		02/15/31	719,970
Liberty Interactive LLC
150,000	8.250		02/01/30	169,688
MGM Resorts International
268,000	6.000		03/15/23	285,085
97,000	5.750		06/15/25	106,700
334,000	4.625		09/01/26	354,040
229,000	5.500		04/15/27	249,896
250,000	4.750		10/15/28	265,000
Michaels Cos., Inc. (The)(a)
600,000	7.875		05/01/29	616,500
Mohegan Gaming & Entertainment(a)
530,000	8.000		02/01/26	556,500
NCL Corp Ltd.(a)
500,000	3.625		12/15/24	473,750
Peninsula Pacific Entertainment LLC / Peninsula Pacific Entertainment Finance In(a)
300,000	8.500		11/15/27	321,000
PetSmart, Inc. / PetSmart Finance Corp.(a)
250,000	4.750		02/15/28	261,250
250,000	7.750		02/15/29	275,625
Picasso Finance Sub, Inc.(a)
246,000	6.125		06/15/25	261,375
Prime Security Services Borrower LLC / Prime Finance, Inc.(a)
739,000	3.375		08/31/27	712,211
490,000	6.250		01/15/28	508,988
QVC, Inc.
250,000	4.375		03/15/23	261,934
100,000	4.450		02/15/25	106,798
250,000	4.750		02/15/27	268,783
Royal Caribbean Cruises Ltd.
180,000	11.500	(a)	06/01/25	207,450
350,000	3.700		03/15/28	330,313
700,000	5.500	(a)	04/01/28	707,000
Scientific Games International, Inc.(a)
380,000	5.000		10/15/25	391,162
310,000	8.250		03/15/26	331,700
145,000	7.000		05/15/28	156,419
270,000	7.250		11/15/29	302,400

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Staples, Inc.(a)
$357,000	7.500%		04/15/26	$361,463
440,000	10.750		04/15/27	430,100
Taylor Morrison Communities, Inc.(a)
400,000	5.125		08/01/30	437,000
Tenneco, Inc.
100,000	5.000		07/15/26	100,250
470,000	5.125	(a)	04/15/29	488,800
Toll Brothers Finance Corp.
283,000	4.375		04/15/23	295,912
332,000	4.350		02/15/28	370,875
Travel + Leisure Co.(a)
360,000	6.625		07/31/26	408,494
VICI Properties LP / VICI Note Co., Inc.(a)
285,000	4.250		12/01/26	299,524
250,000	3.750		02/15/27	260,000
493,000	4.625		12/01/29	536,123
400,000	4.125		08/15/30	428,500
William Carter Co. (The)(a)
332,000	5.625		03/15/27	348,185
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.(a)
400,000	5.250		05/15/27	422,000
Yum! Brands, Inc.
675,000	4.750	(a)	01/15/30	747,563
200,000	3.625		03/15/31	206,500

				38,355,903

Consumer Noncyclical – 3.2%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC(a)
250,000	3.500		03/15/29	253,750
250,000	4.875		02/15/30	273,437
Allied Universal Holdco LLC / Allied Universal Finance Corp.(a)
740,000	6.625		07/15/26	789,025
480,000	6.000		06/01/29	481,200
Allied Universal Holdco LLC/Allied Universal Finance Corp./ Atlas Luxco 4 Sarl(a)
200,000	4.625		06/01/28	202,000
Avantor Funding, Inc.(a)
500,000	4.625		07/15/28	528,750
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.(a)
597,000	5.750		03/01/25	602,297
Envision Healthcare Corp.(a)
270,000	8.750		10/15/26	230,175
Fresh Market, Inc. (The)(a)
250,000	9.750		05/01/23	256,498
Hologic, Inc.(a)
220,000	4.625		02/01/28	234,300
420,000	3.250		02/15/29	431,550
Jaguar Holding Co. II / PPD Development LP(a)
482,000	5.000		06/15/28	521,163
MEDNAX, Inc.(a)
480,000	6.250		01/15/27	508,200
Molina Healthcare, Inc.
220,000	5.375		11/15/22	228,800
270,000	4.375	(a)	06/15/28	284,513

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Organon & Co. / Organon Foreign Debt Co.-Issuer BV(a)
500,000	4.125		04/30/28	516,250
RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc.(a)
520,000	9.750		12/01/26	555,750
Vector Group Ltd.(a)
520,000	5.750		02/01/29	530,400

				7,428,058

Consumer Products – 0.5%
Mattel, Inc.(a)
418,000	5.875		12/15/27	458,232
Newell Brands, Inc.
107,000	4.350		04/01/23	112,641
471,000	4.700		04/01/26	526,655

				1,097,528

Distribution & Logistics – 0.4%
IAA, Inc.(a)
345,000	5.500		06/15/27	362,250
WESCO Distribution, Inc.(a)
500,000	7.250		06/15/28	556,875

				919,125

Distributors – 0.2%
KAR Auction Services, Inc.(a)
439,000	5.125		06/01/25	451,073

Electric – 3.0%
Calpine Corp.(a)
500,000	4.625		02/01/29	501,489
476,000	5.000		02/01/31	488,372
411,000	3.750		03/01/31	404,321
Clearway Energy Operating LLC(a)
450,000	3.750		02/15/31	459,000
FirstEnergy Corp.
428,000	2.650		03/01/30	438,498
FirstEnergy Corp., Series B
500,000	2.250		09/01/30	497,973
FirstEnergy Corp., Series C
450,000	7.375		11/15/31	631,400
NextEra Energy Operating Partners LP(a)
500,000	4.250		07/15/24	529,375
349,000	4.500		09/15/27	378,229
NRG Energy, Inc.
193,000	6.625		01/15/27	199,875
521,000	5.250	(a)	06/15/29	567,890
PG&E Corp.
350,000	5.000		07/01/28	349,125
380,000	5.250		07/01/30	375,725
Talen Energy Supply LLC(a)
193,000	10.500		01/15/26	90,710
330,000	7.250		05/15/27	286,275
TerraForm Power Operating LLC(a)
8,000	4.250		01/31/23	8,240
685,000	4.750		01/15/30	722,675

				6,929,172

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Energy – 12.6%
Antero Midstream Partners LP / Antero Midstream Finance Corp.(a)
$711,000	5.750%		03/01/27	$735,885
327,000	5.750		01/15/28	340,897
Antero Resources Corp.
168,000	5.000		03/01/25	171,570
500,000	7.625	(a)	02/01/29	552,500
Apache Corp.
500,000	4.625		11/15/25	542,500
Archrock Partners LP / Archrock Partners Finance Corp.(a)
620,000	6.875		04/01/27	646,350
Ascent Resources Utica Holdings LLC / ARU Finance Corp.(a)
350,000	5.875		06/30/29	336,875
Buckeye Partners LP
210,000	3.950		12/01/26	217,596
160,000	4.125		12/01/27	165,080
270,000	4.500	(a)	03/01/28	280,800
Callon Petroleum Co.(a)
300,000	8.000		08/01/28	290,250
Cheniere Energy Partners LP
754,000	5.625		10/01/26	778,976
667,000	4.500		10/01/29	718,276
Cheniere Energy, Inc.
787,000	4.625		10/15/28	834,220
CNX Resources Corp.(a)
440,000	6.000		01/15/29	458,700
Continental Resources, Inc.
232,000	4.500		04/15/23	242,730
400,000	3.800		06/01/24	425,750
550,000	4.375		01/15/28	617,375
CrownRock LP / CrownRock Finance, Inc.(a)
423,000	5.625		10/15/25	436,747
DCP Midstream Operating LP
250,000	5.375		07/15/25	275,000
420,000	5.625		07/15/27	477,750
DT Midstream, Inc.(a)
400,000	4.375		06/15/31	413,750
Endeavor Energy Resources LP / EER Finance, Inc.(a)
481,000	5.500		01/30/26	498,436
400,000	5.750		01/30/28	423,000
EnLink Midstream LLC
515,000	5.375		06/01/29	531,612
EnLink Midstream Partners LP
528,000	4.850		07/15/26	546,187
EQT Corp.
180,000	6.625		02/01/25	207,225
1,046,000	3.900		10/01/27	1,130,988
Hilcorp Energy I LP / Hilcorp Finance Co.(a)
590,000	6.250		11/01/28	612,125
220,000	5.750		02/01/29	224,400
ITT Holdings LLC(a)
380,000	6.500		08/01/29	388,550
Laredo Petroleum, Inc.
410,000	10.125		01/15/28	432,550
Moss Creek Resources Holdings, Inc.(a)
159,000	7.500		01/15/26	136,740
242,000	10.500		05/15/27	222,640

Corporate Obligations – (continued)
Energy – (continued)
Nabors Industries Ltd.(a)
150,000	7.250		01/15/26	140,250
Nabors Industries, Inc.
100,000	5.750		02/01/25	86,250
New Fortress Energy, Inc.(a)
570,000	6.500		09/30/26	573,563
Occidental Petroleum Corp.
500,000	6.950		07/01/24	563,601
300,000	2.900		08/15/24	304,376
964,000	3.400		04/15/26	993,527
170,000	6.375		09/01/28	202,087
400,000	3.500		08/15/29	415,770
267,000	8.875		07/15/30	366,457
550,000	6.625		09/01/30	686,125
400,000	6.125		01/01/31	485,544
150,000	7.500		05/01/31	197,203
170,000	7.875		09/15/31	226,723
PBF Holding Co. LLC / PBF Finance Corp.
150,000	7.250		06/15/25	106,125
350,000	6.000		02/15/28	231,000
Range Resources Corp.
244,000	4.875		05/15/25	253,760
170,000	9.250		02/01/26	187,000
430,000	8.250	(a)	01/15/29	478,375
SM Energy Co.
300,000	10.000	(a)	01/15/25	334,500
100,000	6.750		09/15/26	101,000
100,000	6.625		01/15/27	101,000
Southwestern Energy Co.
370,000	7.750		10/01/27	401,450
Sunoco LP / Sunoco Finance Corp.
320,000	5.500		02/15/26	328,200
290,000	6.000		04/15/27	303,775
Targa Resources Partners LP /Targa Resources Partners Finance Corp.
320,000	5.875		04/15/26	335,000
250,000	5.375		02/01/27	259,687
270,000	5.500		03/01/30	299,363
711,000	4.875		02/01/31	774,990
Transocean, Inc.(a)
563,000	11.500		01/30/27	567,223
USA Compression Partners LP / USA Compression Finance Corp.
450,000	6.875		04/01/26	469,125
Venture Global Calcasieu Pass LLC(a)
970,000	3.875		08/15/29	999,706
Weatherford International Ltd.(a)
652,000	11.000		12/01/24	684,600
Western Midstream Operating LP
597,000	4.650		07/01/26	644,760
670,000	5.300		02/01/30	750,400

				29,166,545

Financial Company – 4.1%
Ally Financial, Inc.
320,000	5.750		11/20/25	367,059

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Financial Company – (continued)
HUB International Ltd.(a)
$468,000	7.000%		05/01/26	$485,550
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
320,000	6.750		02/01/24	326,540
386,000	6.375		12/15/25	397,752
873,000	5.250		05/15/27	911,194
LD Holdings Group LLC(a)
410,000	6.125		04/01/28	403,594
Midcap Financial Issuer Trust(a)
300,000	6.500		05/01/28	313,687
Nationstar Mortgage Holdings, Inc.(a)
400,000	6.000		01/15/27	423,000
470,000	5.500		08/15/28	485,675
Navient Corp.
132,000	7.250		09/25/23	145,081
126,000	5.875		10/25/24	137,323
159,000	6.750		06/25/25	177,937
344,000	6.750		06/15/26	388,635
Navient Corp., MTN
160,000	6.125		03/25/24	173,711
217,000	5.625		08/01/33	210,754
NFP Corp.(a)
634,000	6.875		08/15/28	652,228
OneMain Finance Corp.
92,000	5.625		03/15/23	97,002
310,000	6.125		03/15/24	334,413
164,000	6.875		03/15/25	186,345
442,000	7.125		03/15/26	518,245
340,000	6.625		01/15/28	394,400
427,000	5.375		11/15/29	468,099
Quicken Loans LLC / Quicken Loans Co.-Issuer, Inc.(a)
520,000	3.875		03/01/31	533,468
Rocket Mortgage LLC(a)
412,000	5.250		01/15/28	435,161
United Wholesale Mortgage LLC(a)
550,000	5.500		04/15/29	543,813

				9,510,666

Food and Beverage – 1.9%
Aramark Services, Inc.(a)
680,000	5.000		02/01/28	708,900
B&G Foods, Inc.
445,000	5.250		09/15/27	463,913
Performance Food Group, Inc.(a)
300,000	5.500		10/15/27	313,005
450,000	4.250		08/01/29	452,250
Pilgrim’s Pride Corp.(a)
228,000	5.875		09/30/27	243,960
Post Holdings, Inc.(a)
537,000	5.750		03/01/27	562,507
459,000	5.500		12/15/29	493,999
600,000	4.625		04/15/30	615,370
300,000	4.500		09/15/31	304,125
US Foods, Inc.(a)
200,000	4.750		02/15/29	205,250

				4,363,279

Corporate Obligations – (continued)
Hardware – 1.1%
Avaya, Inc.(a)
280,000	6.125		09/15/28	296,800
CommScope Technologies LLC(a)
478,000	6.000		06/15/25	485,374
CommScope, Inc.(a)
360,000	6.000		03/01/26	378,450
490,000	8.250		03/01/27	518,787
NCR Corp.(a)
329,000	6.125		09/01/29	359,433
450,000	5.250		10/01/30	472,500

				2,511,344

Healthcare – 4.4%
Catalent Pharma Solutions, Inc.(a)
500,000	3.125		02/15/29	493,750
Charles River Laboratories International, Inc.(a)
250,000	4.250		05/01/28	262,500
CHS/Community Health Systems, Inc.(a)
567,000	8.000		03/15/26	608,107
285,000	5.625		03/15/27	302,100
90,000	8.000		12/15/27	99,675
600,000	6.875		04/01/28	597,000
330,000	6.875		04/15/29	343,612
350,000	6.125		04/01/30	352,188
210,000	4.750		02/15/31	214,463
DaVita, Inc.(a)
500,000	3.750		02/15/31	495,000
Encompass Health Corp.
370,000	4.750		02/01/30	395,438
IQVIA, Inc.(a)
600,000	5.000		05/15/27	628,500
Legacy LifePoint Health LLC(a)
341,000	4.375		02/15/27	341,000
MPH Acquisition Holdings LLC(a)
470,000	5.750		11/01/28	451,200
Select Medical Corp.(a)
340,000	6.250		08/15/26	360,400
Service Corp. International
125,000	4.625		12/15/27	132,656
500,000	3.375		08/15/30	504,375
Tenet Healthcare Corp.
528,000	4.625		07/15/24	535,270
458,000	4.625	(a)	09/01/24	470,309
637,000	4.875	(a)	01/01/26	662,480
300,000	6.250	(a)	02/01/27	314,625
663,000	5.125	(a)	11/01/27	700,294
650,000	4.625	(a)	06/15/28	677,625
250,000	6.125	(a)	10/01/28	265,625

				10,208,192

Insurance – 0.5%
Acrisure LLC / Acrisure Finance, Inc.(a)
435,000	7.000		11/15/25	443,069
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer(a)
624,000	4.250		10/15/27	628,680

				1,071,749

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Metals – 0.8%
Novelis Corp.(a)
$546,000	4.750%		01/30/30	$582,855
360,000	3.875		08/15/31	364,050
U.S. Steel Corp.
646,000	6.875		03/01/29	707,370
United States Steel Corp.
220,000	6.250		03/15/26	226,355

				1,880,630

Metals and Mining – 0.1%
Cleveland-Cliffs, Inc.(a)
200,000	9.875		10/17/25	233,500

Mining – 0.9%
Freeport-McMoRan, Inc.
255,000	3.875		03/15/23	265,200
389,000	4.550		11/14/24	423,524
300,000	4.375		08/01/28	319,125
530,000	4.625		08/01/30	584,325
320,000	5.400		11/14/34	398,400

				1,990,574

Natural Gas – 1.8%
AmeriGas Partners LP / AmeriGas Finance Corp.
472,000	5.500		05/20/25	521,560
145,000	5.750		05/20/27	163,487
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.(a)
470,000	5.625		05/01/27	475,875
458,000	6.000		02/01/29	470,595
Ferrellgas LP / Ferrellgas Finance Corp.(a)
375,000	5.375		04/01/26	370,312
Genesis Energy LP / Genesis Energy Finance Corp.
400,000	8.000		01/15/27	398,000
NuStar Logistics LP
370,000	6.375		10/01/30	409,775
PBF Logistics LP / PBF Logistics Finance Corp.
71,000	6.875		05/15/23	68,693
Rockies Express Pipeline LLC(a)
200,000	4.950		07/15/29	209,000
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp.(a)
470,000	6.000		03/01/27	487,625
669,000	5.500		01/15/28	677,363

				4,252,285

Pharmaceuticals – 2.6%
Bausch Health Americas, Inc.(a)
252,000	9.250		04/01/26	272,293
677,000	8.500		01/31/27	730,156
Bausch Health Cos., Inc.(a)
525,000	6.125		04/15/25	537,454
417,000	5.500		11/01/25	427,568
472,000	9.000		12/15/25	502,838
306,000	5.750		08/15/27	320,980
491,000	7.000		01/15/28	510,142
717,000	6.250		02/15/29	714,611

Corporate Obligations – (continued)
Pharmaceuticals – (continued)
273,000	7.250	(a)	05/30/29	282,440
310,000	5.250	(a)	01/30/30	291,787
300,000	5.250	(a)	02/15/31	280,500
Endo Dac / Endo Finance LLC / Endo Finco, Inc.(a)
300,000	9.500		07/31/27	292,500
266,000	6.000		06/30/28	162,260
Par Pharmaceutical, Inc.(a)
616,000	7.500		04/01/27	625,240

				5,950,769

REITs and Real Estate – 1.4%
HAT Holdings I LLC / HAT Holdings II LLC(a)
720,000	3.375		06/15/26	733,103
Howard Hughes Corp. (The)(a)
300,000	4.375		02/01/31	304,125
iStar, Inc.
370,000	4.750		10/01/24	393,446
Kennedy-Wilson, Inc.
350,000	5.000		03/01/31	363,781
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co.-Issuer(a)
300,000	4.875		05/15/29	309,750
Realogy Group LLC / Realogy Co.-Issuer Corp.(a)
340,000	4.875		06/01/23	354,450
150,000	9.375		04/01/27	166,312
Service Properties Trust
320,000	4.950		10/01/29	316,645
370,000	4.375		02/15/30	356,001

				3,297,613

Rental Equipment – 1.3%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.(a)
517,000	5.375		03/01/29	545,435
H&E Equipment Services, Inc.(a)
580,000	3.875		12/15/28	580,725
United Rentals North America, Inc.
250,000	5.875		09/15/26	257,836
330,000	5.500		05/15/27	347,506
400,000	4.875		01/15/28	426,000
305,000	5.250		01/15/30	335,881
500,000	3.875		02/15/31	519,144

				3,012,527

Software – 1.5%
Banff Merger Sub, Inc.(a)
536,000	9.750		09/01/26	562,262
Gartner, Inc.(a)
393,000	4.500		07/01/28	418,054
500,000	3.625		06/15/29	516,875
MSCI, Inc.(a)
530,000	4.000		11/15/29	570,413
500,000	3.625		09/01/30	528,750
300,000	3.875		02/15/31	321,750
SS&C Technologies, Inc.(a)
640,000	5.500		09/30/27	681,600

				3,599,704

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Technology – 3.5%
Arches Buyer, Inc.(a)
$100,000	4.250%		06/01/28	$101,625
330,000	6.125		12/01/28	339,900
CDK Global, Inc.
119,000	4.875		06/01/27	125,545
245,000	5.250	(a)	05/15/29	266,437
Dell International LLC / EMC Corp.(a)
371,000	7.125		06/15/24	380,275
Diebold Nixdorf, Inc.(a)
235,000	9.375		07/15/25	259,675
Imola Merger Corp.(a)
690,000	4.750		05/15/29	715,013
Match Group Holdings II LLC(a)
396,000	4.125		08/01/30	415,800
Microchip Technology, Inc.
576,000	4.250		09/01/25	606,619
Rackspace Technology Global, Inc.(a)
200,000	5.375		12/01/28	198,500
Seagate HDD Cayman
610,000	4.750		06/01/23	650,413
350,000	3.375	(a)	07/15/31	347,375
308,000	5.750		12/01/34	364,595
Square, Inc.(a)
200,000	3.500		06/01/31	208,000
Uber Technologies, Inc.(a)
350,000	7.500		05/15/25	374,937
330,000	8.000		11/01/26	352,275
776,000	7.500		09/15/27	850,690
490,000	4.500		08/15/29	484,488
Verscend Escrow Corp.(a)
273,000	9.750		08/15/26	288,362
Xerox Corp.
180,000	4.375		03/15/23	188,592
Xerox Holdings Corp.(a)
467,000	5.500		08/15/28	489,766

				8,008,882

Transportation – 2.2%
American Airlines, Inc.(a)
500,000	11.750		07/15/25	622,128
American Airlines, Inc./Aadvantage Loyalty Ip Ltd.(a)
500,000	5.750		04/20/29	545,636
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
1,410,000	5.500		04/20/26	1,503,180
Fortress Transportation and Infrastructure Investors LLC(a)
490,000	6.500		10/01/25	505,619
United Airlines, Inc.(a)
400,000	4.375		04/15/26	416,174
849,000	4.625		04/15/29	884,855
XPO Logistics, Inc.(a)
704,000	6.250		05/01/25	745,360

				5,222,952

Wireless – 4.0%
Ligado Networks LLC(a)(b) (PIK)
700,472	15.500		11/01/23	676,831

Corporate Obligations – (continued)
Wireless – (continued)
SBA Communications Corp.
200,000	4.875%		09/01/24	203,375
496,000	3.875		02/15/27	515,145
350,000	3.125	(a)	02/01/29	345,625
Sprint Capital Corp.
695,000	6.875		11/15/28	907,844
520,000	8.750		03/15/32	798,850
Sprint Communications, Inc.
221,000	6.000		11/15/22	233,431
Sprint Corp.
687,000	7.875		09/15/23	779,745
335,000	7.125		06/15/24	386,088
452,000	7.625		02/15/25	536,185
432,000	7.625		03/01/26	534,010
T-Mobile USA, Inc.
115,000	5.375		04/15/27	121,541
765,000	4.750		02/01/28	815,005
300,000	3.375	(a)	04/15/29	317,142
250,000	3.375		04/15/29	264,673
350,000	2.875		02/15/31	361,192
600,000	3.500	(a)	04/15/31	640,147
350,000	3.500		04/15/31	373,725
Viasat, Inc.(a)
195,000	5.625		04/15/27	202,800
320,000	6.500		07/15/28	338,800

				9,352,154

Wirelines – 2.7%
Consolidated Communications, Inc.(a)
100,000	6.500		10/01/28	109,875
Embarq Corp.
400,000	7.995		06/01/36	421,500
Frontier Communications Holdings LLC(a)
270,000	5.875		10/15/27	288,731
400,000	5.000		05/01/28	418,500
470,000	6.750		05/01/29	502,900
Level 3 Financing, Inc.(a)
370,000	4.625		09/15/27	382,950
490,000	4.250		07/01/28	499,187
Lumen Technologies, Inc.(a)
520,000	5.125		12/15/26	539,500
500,000	4.500		01/15/29	491,250
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC(a)
424,000	7.125		12/15/24	435,660
320,000	7.875		02/15/25	341,200
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC(a)
250,000	6.500		02/15/29	260,000
Windstream Escrow LLC / Windstream Escrow Finance Corp.(a)
650,000	7.750		08/15/28	673,563
Zayo Group Holdings, Inc.(a)
512,000	4.000		03/01/27	507,520
440,000	6.125		03/01/28	447,150

				6,319,486

TOTAL CORPORATE OBLIGATIONS
(Cost $210,585,055)				$216,221,594

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACCESS HIGH YIELD CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – 4.4%
Aerospace & Defense – 0.6%
Bombardier, Inc.(a) (Canada)
$250,000	7.500%	03/15/25	$256,875
420,000	7.125	06/15/26	443,363
690,000	7.875	04/15/27	723,637

			1,423,875

Basic Industry – 0.5%
Methanex Corp. (Canada)
440,000	5.250	12/15/29	481,436
NOVA Chemicals Corp.(a) (Canada)
237,000	5.000	05/01/25	252,384
470,000	5.250	06/01/27	504,075

			1,237,895

Capital Goods – 0.2%
GFL Environmental, Inc.(a) (Canada)
500,000	3.500	09/01/28	500,625

Communications – 0.3%
Videotron Ltd.(a) (Canada)
550,000	5.125	04/15/27	573,375

Consumer Cyclical – 1.3%
1011778 BC ULC / New Red Finance, Inc.(a) (Canada)
379,000	3.875	01/15/28	384,685
477,000	4.375	01/15/28	486,540
350,000	3.500	02/15/29	349,562
420,000	4.000	10/15/30	418,950
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC(a) (Canada)
400,000	6.250	09/15/27	423,094
Garda World Security Corp.(a) (Canada)
150,000	4.625	02/15/27	150,375
305,000	9.500	11/01/27	333,243
Mattamy Group Corp.(a) (Canada)
390,000	5.250	12/15/27	406,555
60,000	4.625	03/01/30	61,800

			3,014,804

Energy – 0.2%
MEG Energy Corp.(a) (Canada)
237,000	6.500	01/15/25	245,887
250,000	7.125	02/01/27	265,000

			510,887

Food – 0.1%
NBM US Holdings, Inc.(a) (Brazil)
200,000	7.000	05/14/26	213,000

Mining – 0.6%
First Quantum Minerals Ltd.(a) (Zambia)
200,000	7.250	04/01/23	203,779
361,000	6.500	03/01/24	366,503
414,000	7.500	04/01/25	429,586
250,000	6.875	03/01/26	260,969

			1,260,837

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Natural Gas – 0.3%
Parkland Corp.(a) (Canada)
$570,000	5.875%	07/15/27	$608,606

Software – 0.3%
Open Text Corp.(a) (Canada)
390,000	5.875	06/01/26	403,170
Open Text Holdings, Inc.(a) (Canada)
370,000	4.125	02/15/30	389,888

			793,058

TOTAL FOREIGN CORPORATE DEBT
(Cost $9,864,126)			$10,136,962

Shares	Distribution Rate	Value

Investment Company – 0.9%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,073,969	0.026%	$2,073,969
(Cost $2,073,969)

TOTAL INVESTMENTS – 98.5%
(Cost $222,523,150)		$228,432,525

OTHER ASSETS IN EXCESS OF LIABILITIES –1.5%		3,401,761

NET ASSETS – 100.0%		$231,834,286

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Pay-in-kind securities.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
LP	—Limited Partnership
MTN	—Medium Term Note
REIT	—Real Estate Investment Trust

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INFLATION PROTECTED USD BOND ETF

Schedule of Investments

August 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Treasury Inflation Indexed Bonds – 99.4%
U.S. Treasury Inflation Indexed Bonds
$1,159,643	0.125%	04/15/22	$1,178,924
2,258,990	0.125	07/15/22	2,318,846
3,815,244	0.625	04/15/23	4,004,872
7,233,768	0.375	07/15/23	7,643,242
8,828,708	0.625	01/15/24	9,458,629
984,625	0.500	04/15/24	1,056,288
9,274,459	0.125	10/15/24	9,964,487
7,913,843	0.250	01/15/25	8,553,562
6,118,038	0.375	07/15/25	6,720,026
9,438,740	0.125	10/15/25	10,297,333
6,724,629	0.625	01/15/26	7,486,751
9,998,431	0.375	07/15/27	11,259,436
10,600,547	0.500	01/15/28	12,024,081
5,424,889	0.750	07/15/28	6,299,461
804,875	3.875	04/15/29	1,140,116
3,187,572	0.250	07/15/29	3,600,093
8,346,782	0.125	01/15/30	9,312,516
3,486,380	0.125	07/15/30	3,910,073
6,524,038	2.125	02/15/40	9,928,568
4,306,997	0.750	02/15/42	5,370,011
5,035,666	0.875	02/15/47	6,653,633
3,048,625	1.000	02/15/48	4,175,711
308,800	1.000	02/15/49	426,514
2,231,940	0.250	02/15/50	2,599,117

TOTAL U.S. TREASURY INFLATION INDEXED BONDS
(Cost $142,408,096)			$145,382,290

Shares	Dividend Rate	Value

Investment Company – 0.6%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
809,851	0.026%	$809,851
(Cost $809,851)

TOTAL INVESTMENTS – 100.0%
(Cost $143,217,947)		$146,192,141

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		119,317

NET ASSETS – 100.0%		$146,311,458

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Schedule of Investments

August 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 77.8%
Aerospace & Defense – 1.6%
Boeing Co. (The)
$110,000	2.750%		02/01/26	$114,851
110,000	2.196		02/04/26	111,009
L3Harris Technologies, Inc.
55,000	3.850		06/15/23	58,224
Lockheed Martin Corp.
50,000	3.550		01/15/26	55,307
Northrop Grumman Corp.
65,000	2.930		01/15/25	69,064
Precision Castparts Corp.
55,000	3.250		06/15/25	59,651

				468,106

Banks – 20.5%
American Express Co.
200,000	3.400		02/27/23	208,594
55,000	3.700		08/03/23	58,352
Bank of America Corp.(a)
(3M USD LIBOR + 0.780%)
210,000	3.550		03/05/24	219,621
Bank of America Corp., Series L
192,000	3.950		04/21/25	210,072
Bank of America Corp., MTN
75,000	4.000		01/22/25	82,065
(SOFR + 1.150%)
170,000	1.319	(a)	06/19/26	170,665
(SOFR + 1.010%)
300,000	1.197	(a)	10/24/26	298,918
Capital One Financial Corp.
50,000	3.300		10/30/24	53,795
100,000	3.200		02/05/25	107,554
Charles Schwab Corp. (The)
50,000	3.850		05/21/25	55,205
Citigroup, Inc.
(SOFR + 1.667%)
300,000	1.678	(a)	05/15/24	306,255
50,000	4.400		06/10/25	55,577
(SOFR + 2.842%)
150,000	3.106	(a)	04/08/26	160,666
(SOFR + 0.765%)
60,000	1.122	(a)	01/28/27	59,635
(SOFR + 0.770%)
65,000	1.462	(a)	06/09/27	65,270
Fifth Third Bancorp
50,000	3.650		01/25/24	53,567
Huntington Bancshares, Inc.
170,000	4.000		05/15/25	188,166
JPMorgan Chase & Co.
(SOFR + 1.455%)
550,000	1.514	(a)	06/01/24	560,286
50,000	3.875		09/10/24	54,473
(SOFR + 1.585%)
150,000	2.005	(a)	03/13/26	154,478
(SOFR + 1.850%)
100,000	2.083	(a)	04/22/26	103,225
(SOFR + 0.800%)
50,000	1.045	(a)	11/19/26	49,631

Corporate Obligations – (continued)
Banks – (continued)
(SOFR + 0.885%)
80,000	1.578	(a)	04/22/27	80,681
Morgan Stanley(a)
(3M USD LIBOR + 0.847%)
340,000	3.737		04/24/24	358,031
(SOFR + 1.990%)
150,000	2.188		04/28/26	155,738
(SOFR + 0.879%)
80,000	1.593		05/04/27	80,939
Morgan Stanley, GMTN
70,000	3.125		01/23/23	72,742
Morgan Stanley(a), MTN
(SOFR + 1.152%)
250,000	2.720		07/22/25	262,435
PNC Financial Services Group, Inc. (The)
75,000	3.900		04/29/24	81,205
70,000	2.200		11/01/24	73,469
Regions Financial Corp.
90,000	2.250		05/18/25	94,018
Santander Holdings USA, Inc.
210,000	3.400		01/18/23	217,770
State Street Corp.(a)
(SOFR + 2.690%)
80,000	2.825		03/30/23	81,228
(SOFR + 2.600%)
80,000	2.901		03/30/26	85,500
Synchrony Financial
25,000	4.250		08/15/24	27,197
Truist Bank(a)
(3M USD LIBOR + 0.735%)
120,000	3.689		08/02/24	127,541
Truist Financial Corp., MTN
150,000	2.850		10/26/24	160,226
US Bank NA
250,000	1.950		01/09/23	255,484
Wells Fargo & Co.
250,000	3.000		04/22/26	270,185
(SOFR + 2.000%)
250,000	2.188	(a)	04/30/26	259,900
Wells Fargo & Co., MTN(a)
(3M USD LIBOR + 0.750%)
100,000	2.164		02/11/26	103,847
(3M USD LIBOR + 1.170%)
65,000	3.196		06/17/27	70,428

				6,194,634

Basic Industry – 1.2%
Celanese US Holdings LLC
45,000	4.625		11/15/22	47,169
Linde, Inc.
100,000	3.200		01/30/26	109,278
LYB International Finance BV
112,000	4.000		07/15/23	119,255
Packaging Corp. of America
80,000	4.500		11/01/23	86,023

				361,725

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Broadcasting – 0.7%
Fox Corp.
$195,000	4.030%	01/25/24	$210,170

Brokerage – 0.3%
BlackRock, Inc.
50,000	3.500	03/18/24	53,912
Jefferies Financial Group, Inc.
30,000	5.500	10/18/23	32,024

			85,936

Building Materials – 0.3%
Fortune Brands Home & Security, Inc.
80,000	4.000	09/21/23	85,393

Capital Goods – 2.9%
Carrier Global Corp.
35,000	2.242	02/15/25	36,503
Caterpillar Financial Services Corp.
50,000	0.900	03/02/26	50,052
Caterpillar Financial Services Corp., MTN
120,000	2.150	11/08/24	125,682
Deere & Co.
50,000	2.750	04/15/25	53,242
John Deere Capital Corp., MTN
110,000	2.800	03/06/23	114,227
Parker-Hannifin Corp.
180,000	2.700	06/14/24	189,148
Republic Services, Inc.
40,000	2.500	08/15/24	41,993
140,000	2.900	07/01/26	150,004
Waste Management, Inc.
100,000	0.750	11/15/25	99,214

			860,065

Communications – 2.2%
Charter Communications Operating LLC / Charter Communications Operating Capital
50,000	4.908	07/23/25	56,591
Charter Communications Operating LLC / Charter Communications Operating Capital, Series USD
75,000	4.500	02/01/24	81,478
Comcast Corp.
130,000	3.700	04/15/24	140,400
90,000	3.150	03/01/26	97,816
TWDC Enterprises 18 Corp., GMTN
20,000	3.150	09/17/25	21,727
ViacomCBS, Inc.
75,000	4.750	05/15/25	84,652
Walt Disney Co. (The)
110,000	1.750	08/30/24	113,809
75,000	3.350	03/24/25	81,475

			677,948

Consumer Cyclical – 8.5%
Amazon.com, Inc.
140,000	1.000	05/12/26	140,609
American Honda Finance Corp., MTN
50,000	1.200	07/08/25	50,474

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Aptiv PLC
40,000	4.250	01/15/26	45,113
AutoNation, Inc.
75,000	3.500	11/15/24	80,412
Dollar Tree, Inc.
195,000	3.700	05/15/23	205,015
DR Horton, Inc.
55,000	4.750	02/15/23	57,715
eBay, Inc.
40,000	3.450	08/01/24	42,927
General Motors Co.
50,000	6.125	10/01/25	58,961
General Motors Financial Co., Inc.
250,000	5.200	03/20/23	266,957
50,000	5.100	01/17/24	54,812
150,000	1.250	01/08/26	149,002
Global Payments, Inc.
50,000	4.000	06/01/23	52,868
100,000	1.200	03/01/26	99,553
Kohl’s Corp.
75,000	9.500	05/15/25	95,480
Lennar Corp.
75,000	4.750	05/30/25	83,847
Marriott International, Inc., Series EE
25,000	5.750	05/01/25	28,764
NIKE, Inc.
110,000	2.400	03/27/25	116,503
O’Reilly Automotive, Inc.
100,000	3.550	03/15/26	110,556
PACCAR Financial Corp., MTN
70,000	1.900	02/07/23	71,635
Ross Stores, Inc.
40,000	4.600	04/15/25	44,790
Target Corp.
110,000	3.500	07/01/24	119,217
Toyota Motor Credit Corp., MTN
150,000	1.800	02/13/25	154,795
VF Corp.
190,000	2.400	04/23/25	198,990
Visa, Inc.
100,000	3.150	12/14/25	109,378
Walmart, Inc.
105,000	2.850	07/08/24	111,822

			2,550,195

Consumer Noncyclical – 6.4%
AbbVie, Inc.
170,000	2.300	11/21/22	173,897
100,000	2.600	11/21/24	105,659
125,000	3.600	05/14/25	135,970
Altria Group, Inc.
70,000	4.000	01/31/24	75,679
75,000	3.800	02/14/24	80,377
Amgen, Inc.
190,000	1.900	02/21/25	196,291

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Becton Dickinson and Co.
$46,000	3.363%	06/06/24	$49,178
75,000	3.734	12/15/24	81,457
Bristol-Myers Squibb Co.
75,000	3.875	08/15/25	83,252
50,000	0.750	11/13/25	49,817
Equifax, Inc.
60,000	2.600	12/01/24	63,107
Gilead Sciences, Inc.
80,000	3.700	04/01/24	85,768
50,000	3.650	03/01/26	55,127
Johnson & Johnson
100,000	0.550	09/01/25	99,237
50,000	2.450	03/01/26	53,302
Laboratory Corp of America Holdings
100,000	3.600	02/01/25	107,548
Philip Morris International, Inc.
90,000	2.875	05/01/24	95,160
Thermo Fisher Scientific, Inc.
60,000	4.133	03/25/25	66,264
Walgreens Boots Alliance, Inc.
210,000	3.800	11/18/24	228,063
Zimmer Biomet Holdings, Inc.
50,000	3.550	04/01/25	54,083

			1,939,236

Electric – 3.9%
Dominion Energy, Inc.
40,000	3.071	08/15/24	42,414
DTE Energy Co., Series F
100,000	1.050	06/01/25	99,541
Duke Energy Carolinas LLC
110,000	2.500	03/15/23	113,207
Entergy Corp.
75,000	0.900	09/15/25	73,968
Exelon Corp.
170,000	3.400	04/15/26	185,544
Georgia Power Co., Series A
40,000	2.100	07/30/23	41,310
ITC Holdings Corp.
60,000	2.700	11/15/22	61,542
National Rural Utilities Cooperative Finance Corp.
65,000	2.700	02/15/23	66,959
NextEra Energy Capital Holdings, Inc.
75,000	2.750	05/01/25	79,416
Public Service Co. of Colorado
65,000	2.250	09/15/22	65,689
Puget Energy, Inc.
60,000	3.650	05/15/25	64,682
Sempra Energy
80,000	2.900	02/01/23	82,607
Southern Co. (The)
165,000	2.950	07/01/23	172,007
Southwestern Electric Power Co., Series N
40,000	1.650	03/15/26	40,455

			1,189,341

Corporate Obligations – (continued)
Energy – 6.8%
BP Capital Markets America, Inc.
120,000	2.750	05/10/23	124,759
75,000	3.790	02/06/24	80,490
Chevron Corp.
100,000	3.326	11/17/25	109,883
ConocoPhillips Co.
50,000	4.950	03/15/26	57,806
Energy Transfer LP
125,000	4.750	01/15/26	140,029
Enterprise Products Operating LLC
50,000	3.750	02/15/25	54,407
Exxon Mobil Corp.
100,000	3.043	03/01/26	108,505
Halliburton Co.
100,000	3.500	08/01/23	105,375
Kinder Morgan Energy Partners LP
75,000	4.150	02/01/24	80,367
Kinder Morgan, Inc.
50,000	4.300	06/01/25	55,477
Magellan Midstream Partners LP
100,000	5.000	03/01/26	114,988
Marathon Petroleum Corp.
35,000	4.700	05/01/25	39,156
MPLX LP
75,000	4.875	12/01/24	83,555
100,000	1.750	03/01/26	101,250
Pioneer Natural Resources Co.
100,000	0.550	05/15/23	99,842
Plains All American Pipeline LP / PAA Finance Corp.
50,000	4.650	10/15/25	55,687
Sabine Pass Liquefaction LLC
140,000	5.625	04/15/23	149,188
50,000	5.625	03/01/25	56,931
Spectra Energy Partners LP
180,000	4.750	03/15/24	196,458
Transcontinental Gas Pipe Line Co. LLC
100,000	7.850	02/01/26	125,979
Valero Energy Corp.
50,000	2.850	04/15/25	52,776
Williams Cos., Inc. (The)
50,000	4.000	09/15/25	55,068

			2,047,976

Financial Company – 3.0%
Air Lease Corp.
285,000	3.500	01/15/22	288,223
50,000	1.875	08/15/26	50,134
Ally Financial, Inc.
230,000	3.050	06/05/23	239,125
Ares Capital Corp.
75,000	4.200	06/10/24	80,635
60,000	3.250	07/15/25	63,413
BGC Partners, Inc.
65,000	5.375	07/24/23	70,092
60,000	3.750	10/01/24	63,797
Franklin Resources, Inc.
45,000	2.800	09/15/22	46,194

			901,613

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Food and Beverage – 1.4%
Campbell Soup Co.
$55,000	2.500%		08/02/22	$56,120
Constellation Brands, Inc.
55,000	4.250		05/01/23	58,307
General Mills, Inc.
100,000	4.000		04/17/25	110,422
PepsiCo, Inc.
65,000	2.850		02/24/26	70,136
Sysco Corp.
75,000	5.650		04/01/25	86,530
Tyson Foods, Inc.
50,000	3.950		08/15/24	54,259

				435,774

Hardware – 0.7%
Micron Technology, Inc.
195,000	2.497		04/24/23	201,251

Healthcare – 2.7%
Anthem, Inc.
100,000	2.950		12/01/22	103,051
Cigna Corp.
75,000	4.125		11/15/25	83,878
CVS Health Corp.
16,000	3.700		03/09/23	16,763
100,000	2.625		08/15/24	105,230
50,000	3.875		07/20/25	55,099
100,000	3.000		08/15/26	107,912
HCA, Inc.
100,000	5.000		03/15/24	110,062
Quest Diagnostics, Inc.
100,000	3.450		06/01/26	109,838
UnitedHealth Group, Inc.
50,000	1.250		01/15/26	50,626
80,000	1.150		05/15/26	80,144

				822,603

Insurance – 1.9%
CNA Financial Corp.
40,000	3.950		05/15/24	43,154
Equitable Holdings, Inc.
26,000	3.900		04/20/23	27,390
Marsh & McLennan Cos., Inc.
190,000	4.050		10/15/23	202,837
MetLife, Inc., Series D
120,000	4.368		09/15/23	129,604
Prudential Financial, Inc.(a)
(3M USD LIBOR + 3.920%)
30,000	5.625		06/15/43	31,926
Voya Financial, Inc.
40,000	3.125		07/15/24	42,568
(3M USD LIBOR + 3.580%)
80,000	5.650	(a)	05/15/53	85,111

				562,590

Metals – 0.1%
Nucor Corp.
20,000	4.000		08/01/23	21,194

Corporate Obligations – (continued)
REITs and Real Estate – 1.2%
Boston Properties LP
190,000	3.125		09/01/23	198,684
GLP Capital LP / GLP Financing II, Inc.
20,000	5.250		06/01/25	22,421
80,000	5.375		04/15/26	91,798
Realty Income Corp.
50,000	4.650		08/01/23	53,469

				366,372

Software – 1.0%
Oracle Corp.
50,000	2.500		04/01/25	52,468
250,000	1.650		03/25/26	254,129

				306,597

Technology – 5.9%
Analog Devices, Inc.
60,000	3.125		12/05/23	63,316
Apple, Inc.
250,000	1.125		05/11/25	252,938
150,000	0.700		02/08/26	149,011
Broadcom, Inc.
75,000	3.625		10/15/24	81,062
50,000	4.700		04/15/25	55,917
Dell International LLC / EMC Corp.
70,000	5.450		06/15/23	75,418
75,000	4.000		07/15/24	81,512
Fiserv, Inc.
75,000	3.850		06/01/25	82,329
Hewlett Packard Enterprise Co.
75,000	4.650		10/01/24	83,175
75,000	4.900		10/15/25	85,433
HP, Inc.
60,000	2.200		06/17/25	62,204
Intel Corp.
100,000	3.400		03/25/25	108,692
International Business Machines Corp.
120,000	3.375		08/01/23	126,852
Microsoft Corp.
120,000	2.125		11/15/22	122,745
PayPal Holdings, Inc.
90,000	2.400		10/01/24	94,782
QUALCOMM, Inc.
80,000	2.900		05/20/24	84,844
80,000	3.450		05/20/25	87,056
SYNNEX Corp.(b)
40,000	1.750		08/09/26	39,790
Verisk Analytics, Inc.
55,000	4.125		09/12/22	56,986

				1,794,062

Transportation – 1.1%
Ryder System, Inc., MTN
65,000	3.400		03/01/23	67,702
Southwest Airlines Co.
50,000	5.250		05/04/25	56,621

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Transportation – (continued)
Union Pacific Corp.
$140,000	3.250%	08/15/25	$151,954
United Airlines Pass Through Trust, Class A, Series 20-1
46,374	5.875	10/15/27	51,504

			327,781

Wireless – 3.5%
American Tower Corp.
220,000	5.000	02/15/24	242,461
AT&T, Inc.
50,000	3.400	05/15/25	54,334
230,000	1.700	03/25/26	233,239
Crown Castle International Corp.
195,000	3.200	09/01/24	208,308
T-Mobile USA, Inc.
75,000	1.500	02/15/26	75,546
Verizon Communications, Inc.
200,000	0.850	11/20/25	197,820
50,000	1.450	03/20/26	50,533

			1,062,241

TOTAL CORPORATE OBLIGATIONS
(Cost $23,399,850)			$23,472,803

Foreign Corporate Debt – 20.3%
Banks – 13.8%
Banco Santander SA (Spain)
200,000	2.746	05/28/25	210,740
Bank of Montreal(a) (Canada)
(5 Year USD Swap + 1.280%)
35,000	4.338	10/05/28	37,450
Bank of Montreal, Series E (Canada)
60,000	3.300	02/05/24	64,018
Bank of Nova Scotia (The) (Canada)
210,000	2.000	11/15/22	214,470
Barclays PLC(a) (United Kingdom)
(3M USD LIBOR + 1.356%)
240,000	4.338	05/16/24	254,816
Canadian Imperial Bank of Commerce(a) (Canada)
(3M USD LIBOR + 0.785%)
205,000	2.606	07/22/23	209,156
Cooperatieve Rabobank UA, MTN (Netherlands)
250,000	3.375	05/21/25	273,449
Credit Suisse Group AG (Switzerland)
250,000	4.550	04/17/26	282,861
Deutsche Bank AG(a) (Germany)
(SOFR + 2.581%)
150,000	3.961	11/26/25	163,022
Lloyds Banking Group PLC(a) (United Kingdom)
(US 1 Year CMT T-Note + 1.100%)
250,000	1.326	06/15/23	251,807
Mitsubishi UFJ Financial Group, Inc. (Japan)
250,000	2.801	07/18/24	264,482
Mizuho Financial Group, Inc.(a) (Japan)
(3M USD LIBOR + 0.830%)
200,000	2.226	05/25/26	206,874

Foreign Corporate Debt – (continued)
Banks – (continued)
Natwest Group PLC (United Kingdom)
105,000	6.125	12/15/22	112,272
280,000	6.000	12/19/23	312,013
Royal Bank of Canada, GMTN (Canada)
120,000	1.950	01/17/23	122,748
Royal Bank of Canada, MTN (Canada)
210,000	1.150	06/10/25	210,770
Santander UK Group Holdings PLC(a) (United Kingdom)
(US 1 Year CMT T-Note + 1.250%)
250,000	1.532	08/21/26	251,489
Sumitomo Mitsui Financial Group, Inc. (Japan)
250,000	1.474	07/08/25	253,509
100,000	2.632	07/14/26	106,658
Toronto-Dominion Bank (The), GMTN (Canada)
90,000	3.250	03/11/24	96,196
Toronto-Dominion Bank (The), MTN (Canada)
110,000	1.900	12/01/22	112,332
Westpac Banking Corp. (Australia)
150,000	1.150	06/03/26	150,828

			4,161,960

Brokerage – 0.1%
Brookfield Finance, Inc. (Canada)
25,000	4.000	04/01/24	26,970

Communications – 0.3%
WPP Finance 2010 (United Kingdom)
75,000	3.750	09/19/24	81,603

Consumer Cyclical – 0.8%
Toyota Motor Corp. (Japan)
125,000	3.419	07/20/23	132,353
100,000	1.339	03/25/26	101,292

			233,645

Consumer Noncyclical – 1.3%

AstraZeneca PLC (United Kingdom)
75,000	0.700	04/08/26	73,682
BAT Capital Corp. (United Kingdom)
40,000	3.222	08/15/24	42,401
Bayer US Finance II LLC(b) (Germany)
75,000	3.375	07/15/24	79,652
GlaxoSmithKline Capital PLC (United Kingdom)
100,000	3.000	06/01/24	106,410
Reynolds American, Inc. (United Kingdom)
90,000	4.450	06/12/25	99,727

			401,872

Energy – 1.8%
BP Capital Markets PLC (United Kingdom)
75,000	2.750	05/10/23	77,974
75,000	3.814	02/10/24	80,879
Cenovus Energy, Inc. (Canada)
100,000	3.800	09/15/23	105,000

Shell International Finance BV (Netherlands)
100,000	2.375	04/06/25	104,732
50,000	3.250	05/11/25	54,233

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Energy – (continued)

Suncor Energy, Inc. (Canada)
$120,000	3.100%	05/15/25	$128,027

			550,845

Financial Company – 0.5%
Aercap Ireland Capital Dac / Aercap Global Aviation Trust (Ireland)
150,000	1.750	01/30/26	148,573

Food and Beverage – 0.9%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
200,000	3.650	02/01/26	220,945
Diageo Investment Corp. (United Kingdom)
60,000	8.000	09/15/22	64,816

			285,761

Metals – 0.1%
ArcelorMittal SA (Luxembourg)
25,000	3.600	07/16/24	26,656

Technology – 0.1%
NXP BV / NXP Funding LLC(b) (China)
30,000	4.875	03/01/24	32,855

Transportation – 0.4%
Canadian Pacific Railway Co. (Canada)
100,000	2.900	02/01/25	105,922

Wireless – 0.2%
Vodafone Group PLC (United Kingdom)
60,000	4.125	05/30/25	66,718

TOTAL FOREIGN CORPORATE DEBT
(Cost $6,099,517)			$6,123,380

Shares	Dividend Rate	Value

Investment Company – 1.0%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
302,503	0.026%	$302,503
(Cost $302,503)

TOTAL INVESTMENTS – 99.1%
(Cost $29,801,870)		$29,898,686

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		269,000

NET ASSETS – 100.0%		$30,167,686

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2021.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments

August 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 81.3%
Aerospace & Defense – 2.8%
Boeing Co. (The)
$600,000	1.167%		02/04/23	$601,665
800,000	4.508		05/01/23	847,957
1,000,000	1.433		02/04/24	1,002,609
1,000,000	4.875		05/01/25	1,118,058
1,000,000	2.196		02/04/26	1,009,168
100,000	3.200		03/01/29	105,124
1,000,000	5.150		05/01/30	1,183,658
500,000	3.625		02/01/31	542,360
150,000	3.600		05/01/34	158,619
1,000,000	5.805		05/01/50	1,365,366
474,000	3.950		08/01/59	494,488
1,000,000	5.930		05/01/60	1,389,765
General Dynamics Corp.
219,000	2.250		11/15/22	223,212
400,000	3.375		05/15/23	419,868
300,000	3.500		04/01/27	334,605
350,000	3.750		05/15/28	399,341
84,000	4.250		04/01/50	108,999
Lockheed Martin Corp.
450,000	2.900		03/01/25	480,964
310,000	4.070		12/15/42	380,503
84,000	3.800		03/01/45	99,511
304,000	4.700		05/15/46	407,239
407,000	4.090		09/15/52	514,531
Northrop Grumman Corp.
700,000	2.930		01/15/25	743,769
290,000	3.200		02/01/27	316,052
810,000	3.250		01/15/28	885,535
300,000	4.400		05/01/30	355,999
406,000	4.030		10/15/47	489,168
267,000	5.250		05/01/50	379,939
Raytheon Technologies Corp.
1,100,000	3.950		08/16/25	1,219,711
100,000	3.125		05/04/27	108,966
300,000	4.125		11/16/28	345,404
620,000	6.125		07/15/38	885,984
243,000	4.450		11/16/38	297,330
500,000	4.500		06/01/42	624,220
100,000	4.150		05/15/45	119,789
296,000	3.750		11/01/46	337,108
304,000	4.350		04/15/47	377,034
292,000	4.625		11/16/48	378,279
592,000	3.125		07/01/50	616,927

				21,668,824

Agriculture – 0.0%
Archer-Daniels-Midland Co.
92,000	3.250		03/27/30	102,423

Banks – 20.1%
American Express Co.
240,000	3.400		02/22/24	256,204
1,200,000	3.000		10/30/24	1,284,161
857,000	4.200		11/06/25	973,049
320,000	3.125		05/20/26	349,498
305,000	4.050		12/03/42	371,420

Corporate Obligations – (continued)
Banks – (continued)
American Express Credit Corp., MTN
790,000	3.300		05/03/27	874,348
Bank of America Corp.
100,000	4.100		07/24/23	107,182
(3M USD LIBOR + 0.790%)
972,000	3.004	(a)	12/20/23	1,004,263
(3M USD LIBOR + 0.780%)
693,000	3.550	(a)	03/05/24	724,750
(3M USD LIBOR + 0.810%)
824,000	3.366	(a)	01/23/26	885,831
(SOFR + 0.960%)
1,000,000	1.734	(a)	07/22/27	1,015,672
(3M USD LIBOR + 1.512%)
604,000	3.705	(a)	04/24/28	669,951
(3M USD LIBOR + 1.040%)
1,398,000	3.419	(a)	12/20/28	1,536,209
(SOFR + 2.150%)
1,000,000	2.592	(a)	04/29/31	1,038,014
(SOFR + 1.320%)
1,300,000	2.687	(a)	04/22/32	1,356,493
(SOFR + 1.220%)
290,000	2.299	(a)	07/21/32	292,344
460,000	6.110		01/29/37	633,791
(3M USD LIBOR + 1.814%)
390,000	4.244	(a)	04/24/38	464,333
370,000	7.750		05/14/38	587,251
(SOFR + 1.580%)
700,000	3.311	(a)	04/22/42	755,240
Bank of America Corp., GMTN
991,000	3.300		01/11/23	1,032,260
550,000	3.500		04/19/26	605,764
(3M USD LIBOR + 1.370%)
540,000	3.593	(a)	07/21/28	597,082
Bank of America Corp., Series L
275,000	3.950		04/21/25	300,884
408,000	4.183		11/25/27	459,140
Bank of America Corp., MTN
550,000	2.503		10/21/22	551,543
740,000	4.000		04/01/24	804,342
(SOFR + 1.460%)
119,000	1.486	(a)	05/19/24	121,000
(3M USD LIBOR + 0.940%)
200,000	3.864	(a)	07/23/24	212,098
1,296,000	4.200		08/26/24	1,416,514
(SOFR + 0.740%)
710,000	0.810	(a)	10/24/24	712,944
670,000	4.000		01/22/25	733,112
530,000	3.875		08/01/25	588,117
(3M USD LIBOR + 1.090%)
800,000	3.093	(a)	10/01/25	852,528
(3M USD LIBOR + 0.870%)
800,000	2.456	(a)	10/22/25	838,691
(3M USD LIBOR + 0.640%)
70,000	2.015	(a)	02/13/26	72,094
200,000	4.450		03/03/26	225,410

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
(SOFR + 1.150%)
$70,000	1.319	%(a)	06/19/26	$70,274
558,000	4.250		10/22/26	633,839
(3M USD LIBOR + 1.060%)
570,000	3.559	(a)	04/23/27	626,223
780,000	3.248		10/21/27	852,173
(3M USD LIBOR + 1.575%)
482,000	3.824	(a)	01/20/28	536,468
(3M USD LIBOR + 1.070%)
150,000	3.970	(a)	03/05/29	168,966
(3M USD LIBOR + 1.310%)
1,030,000	4.271	(a)	07/23/29	1,184,855
(3M USD LIBOR + 1.210%)
570,000	3.974	(a)	02/07/30	646,584
(3M USD LIBOR + 1.180%)
300,000	3.194	(a)	07/23/30	325,516
(3M USD LIBOR + 1.190%)
317,000	2.884	(a)	10/22/30	336,146
(3M USD LIBOR + 0.990%)
425,000	2.496	(a)	02/13/31	438,450
(SOFR + 1.530%)
750,000	1.898	(a)	07/23/31	734,624
(SOFR + 1.370%)
500,000	1.922	(a)	10/24/31	490,298
(3M USD LIBOR + 1.320%)
360,000	4.078	(a)	04/23/40	423,203
(SOFR + 1.930%)
900,000	2.676	(a)	06/19/41	888,878
248,000	5.875		02/07/42	362,465
364,000	5.000		01/21/44	487,298
(3M USD LIBOR + 1.990%)
470,000	4.443	(a)	01/20/48	595,379
(3M USD LIBOR + 1.520%)
718,000	4.330	(a)	03/15/50	902,228
(3M USD LIBOR + 3.150%)
990,000	4.083	(a)	03/20/51	1,204,021
Bank of America Corp., Series N(a) (SOFR + 1.220%)
500,000	2.651		03/11/32	518,376
Bank of New York Mellon Corp. (The), MTN
300,000	0.350		12/07/23	300,185
(3M USD LIBOR + 1.069%)
250,000	3.442	(a)	02/07/28	276,381
Capital One Bank USA NA
250,000	3.375		02/15/23	260,546
Capital One Financial Corp.
659,000	3.200		01/30/23	684,387
180,000	2.600		05/11/23	186,393
1,355,000	3.900		01/29/24	1,458,412
339,000	3.300		10/30/24	364,732
305,000	3.200		02/05/25	328,040
510,000	3.750		07/28/26	563,973
650,000	3.750		03/09/27	726,795
100,000	3.650		05/11/27	111,580
100,000	3.800		01/31/28	112,365

Corporate Obligations – (continued)
Banks – (continued)
(SOFR + 1.337%)
300,000	2.359	%(a)	07/29/32	298,799
Citibank NA
1,130,000	3.650		01/23/24	1,211,681
Citigroup, Inc.
220,000	2.700		10/27/22	225,833
660,000	3.500		05/15/23	693,683
510,000	3.875		10/25/23	548,542
(3M USD LIBOR + 1.023%)
644,000	4.044	(a)	06/01/24	682,986
440,000	4.000		08/05/24	479,212
785,000	3.875		03/26/25	858,650
340,000	3.300		04/27/25	368,794
270,000	4.400		06/10/25	300,115
799,000	5.500		09/13/25	928,418
225,000	3.700		01/12/26	248,787
390,000	4.600		03/09/26	444,413
(SOFR + 2.842%)
990,000	3.106	(a)	04/08/26	1,060,397
800,000	3.400		05/01/26	876,555
880,000	3.200		10/21/26	958,596
286,000	4.300		11/20/26	324,260
817,000	4.450		09/29/27	934,662
240,000	4.125		07/25/28	271,367
(3M USD LIBOR + 1.338%)
575,000	3.980	(a)	03/20/30	653,948
(SOFR + 1.422%)
1,160,000	2.976	(a)	11/05/30	1,235,715
(SOFR + 1.146%)
500,000	2.666	(a)	01/29/31	520,720
(SOFR + 2.107%)
1,150,000	2.572	(a)	06/03/31	1,185,257
(SOFR + 1.167%)
500,000	2.561	(a)	05/01/32	516,093
240,000	6.625		06/15/32	328,838
360,000	8.125		07/15/39	623,245
480,000	6.675		09/13/43	747,645
150,000	5.300		05/06/44	203,253
371,000	4.650		07/30/45	483,587
790,000	4.750		05/18/46	1,018,575
(3M USD LIBOR + 1.839%)
180,000	4.281	(a)	04/24/48	227,804
296,000	4.650		07/23/48	393,441
Discover Bank
815,000	3.350		02/06/23	847,266
700,000	2.450		09/12/24	732,055
Fifth Third Bancorp
900,000	3.650		01/25/24	964,199
650,000	2.550		05/05/27	690,645
190,000	8.250		03/01/38	321,038
Fifth Third Bank NA
560,000	3.850		03/15/26	622,999
Huntington Bancshares, Inc.
1,040,000	2.625		08/06/24	1,095,332
400,000	2.550		02/04/30	421,573

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
JPMorgan Chase & Co.
$648,000	3.250%		09/23/22	$669,231
167,000	2.972		01/15/23	168,711
140,000	3.200		01/25/23	145,831
160,000	3.375		05/01/23	167,676
650,000	2.700		05/18/23	673,850
150,000	3.875		02/01/24	162,106
50,000	3.625		05/13/24	54,162
(3M USD LIBOR + 0.890%)
450,000	3.797	(a)	07/23/24	477,497
515,000	3.875		09/10/24	561,076
(SOFR + 0.600%)
200,000	0.653	(a)	09/16/24	200,486
(3M USD LIBOR + 1.000%)
50,000	4.023	(a)	12/05/24	53,725
620,000	3.125		01/23/25	664,538
(3M USD LIBOR + 1.155%)
340,000	3.220	(a)	03/01/25	360,952
600,000	3.900		07/15/25	660,488
(SOFR + 1.585%)
170,000	2.005	(a)	03/13/26	175,075
990,000	3.300		04/01/26	1,079,872
(SOFR + 1.850%)
1,240,000	2.083	(a)	04/22/26	1,279,993
950,000	3.200		06/15/26	1,033,855
460,000	4.125		12/15/26	522,365
(3M USD LIBOR + 1.245%)
300,000	3.960	(a)	01/29/27	333,876
(SOFR + 0.885%)
600,000	1.578	(a)	04/22/27	605,111
463,000	4.250		10/01/27	531,382
264,000	3.625		12/01/27	290,002
(3M USD LIBOR + 1.337%)
415,000	3.782	(a)	02/01/28	461,557
(3M USD LIBOR + 1.380%)
1,650,000	3.540	(a)	05/01/28	1,820,449
(SOFR + 1.890%)
550,000	2.182	(a)	06/01/28	568,118
(3M USD LIBOR + 0.945%)
200,000	3.509	(a)	01/23/29	221,168
(3M USD LIBOR + 1.120%)
518,000	4.005	(a)	04/23/29	588,480
(3M USD LIBOR + 1.330%)
450,000	4.452	(a)	12/05/29	526,337
(3M USD LIBOR + 1.160%)
1,136,000	3.702	(a)	05/06/30	1,272,400
(SOFR + 1.510%)
715,000	2.739	(a)	10/15/30	753,769
(SOFR + 3.790%)
1,000,000	4.493	(a)	03/24/31	1,188,584
(SOFR + 2.040%)
500,000	2.522	(a)	04/22/31	518,457
(SOFR + 2.515%)
600,000	2.956	(a)	05/13/31	634,763
(SOFR + 1.105%)
250,000	1.764	(a)	11/19/31	242,315

Corporate Obligations – (continued)
Banks – (continued)
(SOFR + 1.065%)
600,000	1.953	%(a)	02/04/32	589,041
(SOFR + 1.250%)
950,000	2.580	(a)	04/22/32	983,699
650,000	6.400		05/15/38	963,308
(3M USD LIBOR + 1.360%)
985,000	3.882	(a)	07/24/38	1,148,020
147,000	5.500		10/15/40	204,138
(SOFR + 2.460%)
250,000	3.109	(a)	04/22/41	263,405
126,000	5.600		07/15/41	177,140
450,000	5.400		01/06/42	626,479
(SOFR + 1.460%)
100,000	3.157	(a)	04/22/42	106,171
10,000	5.625		08/16/43	14,124
250,000	4.850		02/01/44	332,999
230,000	4.950		06/01/45	306,996
(3M USD LIBOR + 1.580%)
510,000	4.260	(a)	02/22/48	632,399
(3M USD LIBOR + 1.460%)
304,000	4.032	(a)	07/24/48	364,863
(3M USD LIBOR + 1.380%)
1,130,000	3.964	(a)	11/15/48	1,345,937
(3M USD LIBOR + 1.220%)
340,000	3.897	(a)	01/23/49	401,476
(SOFR + 2.440%)
652,000	3.109	(a)	04/22/51	686,234
(SOFR + 1.580%)
650,000	3.328	(a)	04/22/52	711,909
KeyCorp, MTN
500,000	2.250		04/06/27	521,846
500,000	4.100		04/30/28	579,193
1,140,000	2.550		10/01/29	1,201,424
Morgan Stanley
150,000	4.875		11/01/22	157,766
(3M USD LIBOR + 0.847%)
1,210,000	3.737	(a)	04/24/24	1,274,169
1,290,000	5.000		11/24/25	1,482,274
(SOFR + 0.720%)
500,000	0.985	(a)	12/10/26	493,699
360,000	3.625		01/20/27	400,998
586,000	3.950		04/23/27	658,324
290,000	7.250		04/01/32	424,464
(3M USD LIBOR + 1.455%)
100,000	3.971	(a)	07/22/38	117,419
(SOFR + 1.485%)
290,000	3.217	(a)	04/22/42	312,011
758,000	6.375		07/24/42	1,170,598
660,000	4.300		01/27/45	825,800
370,000	4.375		01/22/47	468,839
Morgan Stanley, Series F
1,055,000	3.875		04/29/24	1,143,282
Morgan Stanley, GMTN
290,000	3.125		01/23/23	301,359
1,200,000	3.750		02/25/23	1,259,881
125,000	3.700		10/23/24	136,195

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Morgan Stanley, GMTN – (continued)
$655,000	4.000%		07/23/25	$725,887
800,000	3.875		01/27/26	892,091
804,000	4.350		09/08/26	914,186
(3M USD LIBOR + 1.628%)
990,000	4.431	(a)	01/23/30	1,155,552
(SOFR + 1.143%)
1,160,000	2.699	(a)	01/22/31	1,215,770
(SOFR + 4.840%)
685,000	5.597	(a)	03/24/51	1,042,113
Morgan Stanley, MTN
1,144,000	4.100		05/22/23	1,213,737
(SOFR + 0.466%)
70,000	0.560	(a)	11/10/23	70,134
(SOFR + 1.152%)
500,000	2.720	(a)	07/22/25	524,870
1,015,000	3.125		07/27/26	1,101,026
(SOFR + 3.120%)
380,000	3.622	(a)	04/01/31	426,385
(SOFR + 1.034%)
201,000	1.794	(a)	02/13/32	194,900
(SOFR + 1.430%)
500,000	2.802	(a)	01/25/52	500,828
PNC Bank NA
250,000	3.500		06/08/23	263,531
860,000	3.100		10/25/27	945,956
760,000	2.700		10/22/29	811,742
PNC Financial Services Group, Inc. (The)
100,000	3.900		04/29/24	108,274
900,000	2.600		07/23/26	963,616
290,000	3.150		05/19/27	319,167
100,000	3.450		04/23/29	111,748
410,000	2.550		01/22/30	431,884
(SOFR + 0.979%)
500,000	2.307	(a)	04/23/32	515,522
Santander Holdings USA, Inc.
70,000	3.400		01/18/23	72,590
1,500,000	3.500		06/07/24	1,601,568
State Street Corp.
200,000	3.100		05/15/23	209,317
200,000	3.700		11/20/23	215,146
Synchrony Financial
760,000	4.250		08/15/24	826,782
448,000	4.500		07/23/25	498,648
224,000	3.950		12/01/27	249,627
Truist Bank
764,000	3.200		04/01/24	815,208
500,000	1.500		03/10/25	511,594
300,000	2.250		03/11/30	307,608
Truist Financial Corp., MTN
840,000	3.750		12/06/23	900,766
605,000	2.850		10/26/24	646,244
500,000	1.950		06/05/30	509,697
US Bancorp, MTN
650,000	3.700		01/30/24	698,693
310,000	3.600		09/11/24	336,963

Corporate Obligations – (continued)
Banks – (continued)
US Bancorp, MTN – (continued)
455,000	3.100		04/27/26	495,782
705,000	3.900		04/26/28	813,495
800,000	3.000		07/30/29	871,420
US Bancorp, Series V
50,000	2.375		07/22/26	53,174
US Bancorp, Series X
775,000	3.150		04/27/27	855,500
US Bank NA
250,000	2.850		01/23/23	258,614
Wells Fargo & Co.
100,000	3.069		01/24/23	101,135
220,000	4.125		08/15/23	235,510
350,000	3.000		04/22/26	378,259
1,300,000	3.000		10/23/26	1,405,398
(SOFR + 2.530%)
1,545,000	3.068	(a)	04/30/41	1,626,021
500,000	5.375		11/02/43	675,931
92,000	3.900		05/01/45	110,357
Wells Fargo & Co., GMTN
500,000	4.900		11/17/45	648,046
Wells Fargo & Co., MTN
1,200,000	3.750		01/24/24	1,286,134
(SOFR + 1.600%)
1,300,000	1.654	(a)	06/02/24	1,328,146
(SOFR + 1.087%)
500,000	2.406	(a)	10/30/25	523,061
(3M USD LIBOR + 0.750%)
700,000	2.164	(a)	02/11/26	726,929
(3M USD LIBOR + 1.310%)
200,000	3.584	(a)	05/22/28	221,899
900,000	4.150		01/24/29	1,037,188
(SOFR + 1.432%)
2,100,000	2.879	(a)	10/30/30	2,238,353
(SOFR + 1.262%)
700,000	2.572	(a)	02/11/31	726,942
(SOFR + 4.032%)
200,000	4.478	(a)	04/04/31	237,434
1,189,000	4.400		06/14/46	1,460,549
100,000	4.750		12/07/46	127,937
(SOFR + 4.502%)
1,530,000	5.013	(a)	04/04/51	2,141,070
Wells Fargo Bank NA
600,000	3.550		08/14/23	636,402
400,000	6.600		01/15/38	590,255

				155,769,005

Basic Industry – 0.9%
CF Industries, Inc.
300,000	4.950		06/01/43	371,625
Dow Chemical Co. (The)
500,000	7.375		11/01/29	697,508
200,000	4.375		11/15/42	241,442
150,000	5.550		11/30/48	213,177
200,000	3.600		11/15/50	219,725

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Basic Industry – (continued)
DuPont de Nemours, Inc.
$390,000	4.205%		11/15/23	$419,860
670,000	4.493		11/15/25	756,884
330,000	5.319		11/15/38	435,773
584,000	5.419		11/15/48	825,190
LYB International Finance BV
220,000	4.875		03/15/44	279,093
LYB International Finance II BV
200,000	3.500		03/02/27	220,146
LYB International Finance III LLC
688,000	4.200		10/15/49	815,533
LyondellBasell Industries NV
200,000	5.750		04/15/24	223,275
200,000	4.625		02/26/55	252,714
Sherwin-Williams Co. (The)
500,000	3.450		06/01/27	552,765
438,000	4.500		06/01/47	550,110
Weyerhaeuser Co.
187,000	7.375		03/15/32	269,714

				7,344,534

Broadcasting – 0.6%
Discovery Communications LLC
158,000	2.950		03/20/23	163,574
355,000	3.950		03/20/28	396,572
320,000	4.125		05/15/29	361,334
643,000	5.200		09/20/47	809,521
365,000	4.000		09/15/55	390,168
Fox Corp.
990,000	4.030		01/25/24	1,067,015
690,000	4.709		01/25/29	813,081
280,000	5.476		01/25/39	363,530

				4,364,795

Brokerage – 0.3%
Intercontinental Exchange, Inc.
750,000	1.850		09/15/32	724,426
700,000	3.000		09/15/60	697,481
Jefferies Financial Group, Inc.
709,000	5.500		10/18/23	756,830
Jefferies Group LLC
250,000	5.125		01/20/23	265,501

				2,444,238

Building Materials – 0.1%
Stanley Black & Decker, Inc.
300,000	2.750		11/15/50	297,251
(US 5 Year CMT T-Note + 2.657%)
467,000	4.000	(a)	03/15/60	500,104

				797,355

Capital Goods – 1.8%
3M Co.
100,000	2.000		02/14/25	104,039
350,000	2.875		10/15/27	382,643
394,000	3.250		08/26/49	432,632

Corporate Obligations – (continued)
Capital Goods – (continued)
3M Co., MTN
310,000	4.000		09/14/48	383,070
Berry Global, Inc.(b)
270,000	0.950		02/15/24	270,709
100,000	1.570		01/15/26	101,021
Carrier Global Corp.
1,080,000	2.722		02/15/30	1,136,269
450,000	2.700		02/15/31	469,093
571,000	3.377		04/05/40	612,003
250,000	3.577		04/05/50	271,738
Caterpillar Financial Services Corp.
350,000	0.650		07/07/23	351,953
Caterpillar Financial Services Corp., MTN
220,000	1.950		11/18/22	224,569
Caterpillar, Inc.
380,000	3.400		05/15/24	407,233
80,000	5.200		05/27/41	111,247
880,000	3.803		08/15/42	1,051,511
900,000	3.250		09/19/49	1,004,263
Deere & Co.
320,000	3.900		06/09/42	389,245
Eaton Corp.
1,060,000	2.750		11/02/22	1,089,840
100,000	4.150		11/02/42	121,459
General Electric Co., MTN
250,000	6.750		03/15/32	347,578
Honeywell International, Inc.
300,000	2.300		08/15/24	315,623
865,000	2.500		11/01/26	922,811
100,000	2.700		08/15/29	107,587
Illinois Tool Works, Inc.
315,000	2.650		11/15/26	338,601
John Deere Capital Corp., MTN
190,000	2.800		03/06/23	197,302
Otis Worldwide Corp.
300,000	2.565		02/15/30	313,989
Republic Services, Inc.
420,000	3.950		05/15/28	478,566
Westinghouse Air Brake Technologies Corp.
800,000	3.450		11/15/26	859,427
700,000	4.950		09/15/28	816,893

				13,612,914

Communications – 5.2%
Charter Communications Operating LLC / Charter Communications Operating Capital
1,110,000	4.908		07/23/25	1,256,324
525,000	3.750		02/15/28	580,845
940,000	4.200		03/15/28	1,063,203
250,000	5.050		03/30/29	296,234
593,000	6.384		10/23/35	793,197
130,000	5.375		04/01/38	160,904
774,000	6.484		10/23/45	1,083,247
534,000	5.375		05/01/47	661,001
495,000	5.750		04/01/48	638,970
625,000	5.125		07/01/49	752,295

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Communications – (continued)
Charter Communications Operating LLC / Charter Communications Operating Capital – (continued)
$190,000	3.700%	04/01/51	$191,845
500,000	3.850	04/01/61	498,496
Charter Communications Operating LLC / Charter Communications Operating Capital, Series USD
298,000	4.500	02/01/24	323,739
Comcast Cable Communications Holdings, Inc.
500,000	9.455	11/15/22	554,973
Comcast Corp.
1,236,000	3.700	04/15/24	1,334,879
240,000	3.375	02/15/25	259,599
92,000	3.375	08/15/25	100,143
184,000	3.150	03/01/26	199,978
92,000	3.300	02/01/27	101,039
105,000	3.150	02/15/28	115,309
92,000	3.550	05/01/28	102,963
874,000	4.150	10/15/28	1,014,929
500,000	3.400	04/01/30	555,221
890,000	4.250	10/15/30	1,050,495
400,000	1.950	01/15/31	398,076
595,000	4.250	01/15/33	710,873
240,000	7.050	03/15/33	352,008
360,000	4.200	08/15/34	429,033
430,000	3.200	07/15/36	470,029
130,000	3.900	03/01/38	151,778
594,000	4.600	10/15/38	745,801
531,000	3.250	11/01/39	577,845
92,000	3.750	04/01/40	105,370
622,000	4.650	07/15/42	792,081
318,000	4.750	03/01/44	417,308
403,000	3.400	07/15/46	439,139
276,000	4.000	08/15/47	327,233
480,000	3.969	11/01/47	567,012
420,000	4.000	03/01/48	498,431
816,000	4.700	10/15/48	1,075,612
475,000	3.999	11/01/49	567,409
300,000	2.800	01/15/51	295,768
184,000	2.450	08/15/52	169,261
513,000	4.049	11/01/52	622,767
521,000	4.950	10/15/58	747,989
NBCUniversal Media LLC
265,000	4.450	01/15/43	329,891
Omnicom Group, Inc. / Omnicom Capital, Inc.
532,000	3.650	11/01/24	577,007
350,000	3.600	04/15/26	386,714
Time Warner Cable LLC
70,000	6.550	05/01/37	95,430
438,000	7.300	07/01/38	637,079
332,000	6.750	06/15/39	465,213
180,000	5.875	11/15/40	231,191
511,000	5.500	09/01/41	640,811
Time Warner Entertainment Co. LP
1,005,000	8.375	03/15/23	1,124,288
582,000	8.375	07/15/33	880,387

Corporate Obligations – (continued)
Communications – (continued)
TWDC Enterprises 18 Corp., GMTN
190,000	4.125	06/01/44	232,631
TWDC Enterprises 18 Corp., MTN
705,000	1.850	07/30/26	731,589
290,000	2.950	06/15/27	317,639
ViacomCBS, Inc.
300,000	7.875	07/30/30	428,828
860,000	4.950	01/15/31	1,040,482
740,000	4.200	05/19/32	855,820
150,000	6.875	04/30/36	215,882
100,000	5.850	09/01/43	138,738
200,000	4.950	05/19/50	254,585
Walt Disney Co. (The)
377,000	3.000	09/15/22	387,571
680,000	1.750	08/30/24	703,544
440,000	2.200	01/13/28	458,305
800,000	2.000	09/01/29	814,689
498,000	3.800	03/22/30	575,865
1,200,000	2.650	01/13/31	1,277,914
75,000	6.400	12/15/35	110,788
420,000	4.625	03/23/40	537,065
270,000	4.700	03/23/50	364,444
975,000	3.800	05/13/60	1,170,343

			40,135,384

Consumer Cyclical – 6.6%
Amazon.com, Inc.
817,000	2.400	02/22/23	841,676
800,000	0.450	05/12/24	800,140
230,000	2.800	08/22/24	244,849
228,000	3.800	12/05/24	250,106
100,000	0.800	06/03/25	100,270
18,000	5.200	12/03/25	21,053
200,000	1.200	06/03/27	200,602
30,000	3.150	08/22/27	33,170
450,000	1.500	06/03/30	441,800
420,000	4.800	12/05/34	544,224
775,000	3.875	08/22/37	925,825
400,000	2.875	05/12/41	420,841
494,000	4.950	12/05/44	680,705
1,145,000	4.050	08/22/47	1,417,996
744,000	2.500	06/03/50	714,283
530,000	4.250	08/22/57	691,300
300,000	2.700	06/03/60	291,763
400,000	3.250	05/12/61	435,283
American Honda Finance Corp., MTN
50,000	2.050	01/10/23	51,186
470,000	0.875	07/07/23	473,761
450,000	2.150	09/10/24	469,119
Costco Wholesale Corp.
400,000	3.000	05/18/27	439,871
200,000	1.375	06/20/27	202,264
940,000	1.750	04/20/32	937,365
Dollar Tree, Inc.
665,000	4.000	05/15/25	729,803
290,000	4.200	05/15/28	330,456

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
eBay, Inc.
$700,000	2.750%	01/30/23	$722,199
50,000	3.450	08/01/24	53,659
100,000	3.600	06/05/27	111,569
208,000	2.700	03/11/30	217,496
General Motors Co.
600,000	4.875	10/02/23	651,177
100,000	5.400	10/02/23	109,445
907,000	5.000	10/01/28	1,060,242
548,000	6.600	04/01/36	752,901
314,000	5.400	04/01/48	400,076
200,000	5.950	04/01/49	273,614
General Motors Financial Co., Inc.
200,000	3.700	05/09/23	209,161
410,000	5.100	01/17/24	449,456
1,000,000	1.050	03/08/24	1,007,440
1,450,000	3.950	04/13/24	1,556,867
850,000	4.000	01/15/25	924,041
790,000	5.250	03/01/26	910,577
500,000	2.350	01/08/31	496,873
Global Payments, Inc.
661,000	3.200	08/15/29	709,181
Marriott International, Inc., Series EE
400,000	5.750	05/01/25	460,229
Marriott International, Inc., Series FF
500,000	4.625	06/15/30	575,029
Marriott International, Inc., Series GG
300,000	3.500	10/15/32	320,439
Marriott International, Inc., Series R
200,000	3.125	06/15/26	213,377
Mastercard, Inc.
210,000	2.000	03/03/25	219,325
243,000	2.950	11/21/26	265,836
880,000	3.350	03/26/30	995,136
512,000	3.650	06/01/49	605,454
300,000	3.850	03/26/50	366,475
McDonald’s Corp., MTN
336,000	3.350	04/01/23	350,921
370,000	3.700	01/30/26	409,854
690,000	3.500	03/01/27	763,809
350,000	3.800	04/01/28	396,134
100,000	2.625	09/01/29	105,729
282,000	2.125	03/01/30	286,804
150,000	3.600	07/01/30	169,596
859,000	4.700	12/09/35	1,069,856
320,000	4.875	12/09/45	421,111
296,000	4.450	09/01/48	372,678
322,000	4.200	04/01/50	395,360
NIKE, Inc.
200,000	2.400	03/27/25	211,824
280,000	2.375	11/01/26	297,732
250,000	3.250	03/27/40	278,767
140,000	3.875	11/01/45	171,524
414,000	3.375	03/27/50	476,206
Starbucks Corp.
100,000	3.850	10/01/23	106,321

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Starbucks Corp. – (continued)
100,000	4.000	11/15/28	115,480
600,000	3.550	08/15/29	674,023
500,000	4.450	08/15/49	630,213
Target Corp.
450,000	3.500	07/01/24	487,707
265,000	2.350	02/15/30	278,817
629,000	4.000	07/01/42	791,350
Toyota Motor Credit Corp., GMTN
460,000	3.450	09/20/23	489,011
Toyota Motor Credit Corp., MTN
450,000	2.150	09/08/22	458,512
660,000	0.500	08/14/23	662,789
955,000	2.150	02/13/30	988,899
1,082,000	3.375	04/01/30	1,220,855
Visa, Inc.
500,000	2.800	12/14/22	514,639
900,000	3.150	12/14/25	984,399
290,000	2.750	09/15/27	315,315
709,000	2.050	04/15/30	732,382
570,000	4.150	12/14/35	706,097
300,000	2.700	04/15/40	311,922
889,000	4.300	12/14/45	1,142,742
40,000	3.650	09/15/47	47,349
Walmart, Inc.
138,000	2.350	12/15/22	141,543
207,000	2.550	04/11/23	213,621
510,000	3.400	06/26/23	537,848
200,000	2.650	12/15/24	213,186
184,000	3.050	07/08/26	201,597
1,276,000	3.700	06/26/28	1,457,823
325,000	3.250	07/08/29	365,417
680,000	5.250	09/01/35	934,767
395,000	6.500	08/15/37	604,049
530,000	3.950	06/28/38	641,968
92,000	3.625	12/15/47	109,531
672,000	4.050	06/29/48	854,987
46,000	2.950	09/24/49	49,659

			51,489,708

Consumer Noncyclical – 6.3%
Abbott Laboratories
334,000	3.400	11/30/23	354,804
415,000	2.950	03/15/25	444,256
124,000	3.750	11/30/26	140,384
156,000	4.750	11/30/36	202,255
540,000	4.900	11/30/46	748,164
AbbVie, Inc.
1,500,000	2.600	11/21/24	1,584,890
1,500,000	3.800	03/15/25	1,637,594
2,000,000	3.600	05/14/25	2,175,516
500,000	3.200	05/14/26	542,263
2,000,000	4.050	11/21/39	2,352,462
300,000	4.850	06/15/44	385,566
250,000	4.750	03/15/45	316,817
300,000	4.250	11/21/49	366,121

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Altria Group, Inc.
$250,000	4.000%	01/31/24	$270,281
800,000	2.350	05/06/25	834,317
800,000	4.800	02/14/29	929,538
70,000	2.450	02/04/32	68,334
100,000	5.800	02/14/39	125,355
500,000	3.400	02/04/41	480,731
100,000	4.250	08/09/42	106,030
310,000	5.375	01/31/44	372,860
614,000	3.875	09/16/46	619,898
520,000	5.950	02/14/49	676,212
70,000	3.700	02/04/51	67,970
150,000	4.000	02/04/61	147,718
Becton Dickinson and Co.
182,000	3.363	06/06/24	194,574
326,000	3.734	12/15/24	354,066
350,000	3.700	06/06/27	390,099
200,000	2.823	05/20/30	211,912
300,000	4.685	12/15/44	382,355
420,000	4.669	06/06/47	532,538
Boston Scientific Corp.
700,000	3.750	03/01/26	775,471
500,000	2.650	06/01/30	520,394
210,000	4.550	03/01/39	259,522
90,000	4.700	03/01/49	116,992
Eli Lilly & Co.
690,000	3.950	03/15/49	854,622
392,000	4.150	03/15/59	511,298
92,000	2.500	09/15/60	86,775
Gilead Sciences, Inc.
1,000,000	0.750	09/29/23	999,968
1,000,000	3.500	02/01/25	1,081,843
300,000	4.800	04/01/44	385,506
300,000	4.150	03/01/47	360,907
Johnson & Johnson
148,200	2.625	01/15/25	157,450
166,000	2.450	03/01/26	176,963
115,000	2.950	03/03/27	125,960
300,000	0.950	09/01/27	296,888
360,000	4.375	12/05/33	451,887
1,093,000	3.550	03/01/36	1,286,253
540,000	3.625	03/03/37	635,932
250,000	5.950	08/15/37	366,936
245,000	3.400	01/15/38	281,987
46,000	2.100	09/01/40	44,509
158,000	3.700	03/01/46	191,346
795,000	3.750	03/03/47	973,480
Mylan, Inc.
480,000	4.550	04/15/28	554,210
240,000	5.200	04/15/48	299,955
Pfizer, Inc.
550,000	3.200	09/15/23	580,938
100,000	2.950	03/15/24	106,093
92,000	0.800	05/28/25	92,212
300,000	3.450	03/15/29	338,353
1,500,000	2.625	04/01/30	1,612,552

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Pfizer, Inc. – (continued)
400,000	3.900	03/15/39	480,392
100,000	7.200	03/15/39	163,722
260,000	2.550	05/28/40	264,292
100,000	4.300	06/15/43	126,448
280,000	4.400	05/15/44	360,220
300,000	4.125	12/15/46	377,459
100,000	4.200	09/15/48	127,456
100,000	4.000	03/15/49	124,445
730,000	2.700	05/28/50	738,261
Philip Morris International, Inc.
100,000	2.500	11/02/22	102,337
50,000	3.250	11/10/24	54,011
375,000	3.375	08/11/25	408,071
525,000	2.750	02/25/26	561,343
390,000	6.375	05/16/38	557,122
200,000	4.375	11/15/41	235,487
110,000	3.875	08/21/42	121,532
615,000	4.125	03/04/43	702,350
150,000	4.875	11/15/43	188,436
145,000	4.250	11/10/44	170,342
Regeneron Pharmaceuticals, Inc.
484,000	2.800	09/15/50	464,805
Royalty Pharma PLC
200,000	0.750	09/02/23	201,250
Shire Acquisitions Investments Ireland DAC
1,050,000	2.875	09/23/23	1,096,961
800,000	3.200	09/23/26	869,615
Thermo Fisher Scientific, Inc.
654,000	2.950	09/19/26	706,812
336,000	3.200	08/15/27	367,669
416,000	4.100	08/15/47	513,876
Utah Acquisition Sub, Inc.
1,150,000	3.950	06/15/26	1,276,792
Viatris, Inc.(b)
480,000	4.000	06/22/50	524,144
Walgreens Boots Alliance, Inc.
474,000	3.800	11/18/24	514,770
450,000	3.450	06/01/26	491,574
550,000	4.800	11/18/44	671,694
Wyeth LLC
578,000	6.500	02/01/34	846,862
100,000	5.950	04/01/37	143,964
Zimmer Biomet Holdings, Inc.
320,000	3.550	04/01/25	346,132
150,000	3.550	03/20/30	165,576
Zoetis, Inc.
214,000	3.000	09/12/27	232,466
790,000	4.700	02/01/43	1,029,883

			48,871,653

Electric – 1.3%
Consolidated Edison Co. of New York, Inc.
150,000	4.625	12/01/54	192,969
500,000	3.600	06/15/61	545,317
Consolidated Edison Co. of New York, Inc., Series 20B
450,000	3.950	04/01/50	524,440

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
Duke Energy Carolinas LLC
$150,000	3.200%		08/15/49	$160,194
Duke Energy Corp.
500,000	3.750		04/15/24	536,908
390,000	2.650		09/01/26	415,189
100,000	2.450		06/01/30	102,296
552,000	3.750		09/01/46	602,200
Exelon Corp.
92,000	4.050		04/15/30	105,370
392,000	4.700		04/15/50	503,795
Exelon Generation Co. LLC
200,000	3.250		06/01/25	215,088
210,000	6.250		10/01/39	262,972
120,000	5.600		06/15/42	142,848
Georgia Power Co., Series A
436,000	3.250		03/15/51	455,281
NiSource, Inc.
100,000	0.950		08/15/25	99,443
192,000	3.600		05/01/30	213,249
500,000	1.700		02/15/31	479,873
100,000	3.950		03/30/48	116,511
Pacific Gas and Electric Co.
600,000	2.100		08/01/27	581,016
650,000	3.300		12/01/27	667,258
Southern California Edison Co.
500,000	4.000		04/01/47	537,418
200,000	3.650		02/01/50	205,957
Southern California Edison Co., Series C
200,000	4.125		03/01/48	217,146
Southern Co. (The)
240,000	2.950		07/01/23	250,192
1,050,000	3.250		07/01/26	1,138,363
430,000	4.400		07/01/46	521,556

				9,792,849

Energy – 8.0%
Baker Hughes a GE Co. LLC / Baker Hughes Co.-Obligor, Inc.
700,000	2.773		12/15/22	720,377
330,000	3.337		12/15/27	360,819
200,000	4.080		12/15/47	228,507
BP Capital Markets America, Inc.
270,000	2.750		05/10/23	280,707
510,000	3.790		02/06/24	547,335
150,000	3.224		04/14/24	159,342
100,000	3.194		04/06/25	107,567
239,000	3.796		09/21/25	264,088
500,000	3.410		02/11/26	546,975
410,000	3.119		05/04/26	445,114
860,000	3.017		01/16/27	931,972
720,000	4.234		11/06/28	833,202
650,000	3.633		04/06/30	732,517
400,000	1.749		08/10/30	393,416
925,000	3.000		02/24/50	918,960
Cheniere Corpus Christi Holdings LLC
500,000	7.000		06/30/24	568,062
535,000	5.875		03/31/25	608,897
1,274,000	5.125		06/30/27	1,483,414

Corporate Obligations – (continued)
Energy – (continued)
Chevron Corp.
1,500,000	3.191		06/24/23	1,567,792
300,000	1.995		05/11/27	310,428
ConocoPhillips
300,000	4.300	(b)	08/15/28	346,829
600,000	6.500		02/01/39	885,067
ConocoPhillips Co.
500,000	4.950		03/15/26	578,064
100,000	6.950		04/15/29	135,815
300,000	4.300		11/15/44	366,405
Devon Energy Corp.
100,000	5.600		07/15/41	125,250
205,000	4.750		05/15/42	235,237
100,000	5.000		06/15/45	118,875
Diamondback Energy, Inc.
100,000	3.500		12/01/29	107,438
Energy Transfer LP
100,000	4.250		03/15/23	104,316
100,000	4.500		04/15/24	108,506
600,000	4.050		03/15/25	649,756
1,540,000	2.900		05/15/25	1,619,788
200,000	4.750		01/15/26	224,046
200,000	5.500		06/01/27	236,149
100,000	4.000		10/01/27	110,953
200,000	4.950		06/15/28	231,710
100,000	5.250		04/15/29	118,008
100,000	3.750		05/15/30	108,698
100,000	6.500		02/01/42	131,750
201,000	5.300		04/15/47	237,807
828,000	5.400		10/01/47	997,350
412,000	6.000		06/15/48	525,079
201,000	6.250		04/15/49	268,180
400,000	5.000		05/15/50	469,891
Enterprise Products Operating LLC
492,000	3.350		03/15/23	510,350
157,000	3.900		02/15/24	168,211
207,000	3.750		02/15/25	225,244
478,000	3.125		07/31/29	518,336
150,000	5.950		02/01/41	208,854
207,000	4.850		08/15/42	255,873
250,000	4.450		02/15/43	294,965
304,000	4.850		03/15/44	371,605
710,000	5.100		02/15/45	897,876
250,000	4.900		05/15/46	303,638
414,000	4.800		02/01/49	514,407
368,000	4.200		01/31/50	426,185
128,000	3.950		01/31/60	142,849
Enterprise Products Operating LLC(a), Series E (3M USD LIBOR + 3.033%)
164,000	5.250		08/16/77	171,790
EOG Resources, Inc.
690,000	4.375		04/15/30	813,736
340,000	4.950		04/15/50	458,312
Exxon Mobil Corp.
200,000	2.726		03/01/23	206,311
800,000	1.571		04/15/23	816,303

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Exxon Mobil Corp. – (continued)
$600,000	2.019%	08/16/24	$625,319
1,000,000	2.992	03/19/25	1,070,871
1,000,000	3.043	03/01/26	1,085,047
100,000	3.294	03/19/27	110,609
700,000	3.482	03/19/30	786,708
600,000	3.567	03/06/45	667,474
100,000	4.114	03/01/46	119,736
1,000,000	3.095	08/16/49	1,021,621
820,000	4.327	03/19/50	1,028,591
100,000	3.452	04/15/51	111,009
Halliburton Co.
350,000	2.920	03/01/30	363,791
1,320,000	4.850	11/15/35	1,565,850
250,000	7.450	09/15/39	367,188
200,000	5.000	11/15/45	242,250
Hess Corp.
290,000	4.300	04/01/27	322,443
148,000	6.000	01/15/40	187,035
388,000	5.600	02/15/41	485,485
Kinder Morgan Energy Partners LP
600,000	5.500	03/01/44	763,045
Kinder Morgan, Inc.
200,000	3.150	01/15/23	207,158
800,000	5.300	12/01/34	996,864
500,000	5.050	02/15/46	616,894
100,000	3.600	02/15/51	103,099
Kinder Morgan, Inc., GMTN
300,000	7.750	01/15/32	435,080
Marathon Petroleum Corp.
1,400,000	4.700	05/01/25	1,566,250
100,000	6.500	03/01/41	138,875
100,000	4.750	09/15/44	119,500
MPLX LP
750,000	4.500	07/15/23	796,567
200,000	4.125	03/01/27	224,625
100,000	4.800	02/15/29	117,380
1,440,000	2.650	08/15/30	1,474,200
350,000	4.500	04/15/38	401,934
649,000	5.200	03/01/47	800,479
200,000	5.500	02/15/49	259,764
ONEOK Partners LP
200,000	3.375	10/01/22	204,853
ONEOK, Inc.
280,000	4.550	07/15/28	320,210
718,000	3.100	03/15/30	756,365
100,000	5.200	07/15/48	123,205
Phillips 66
1,000,000	0.900	02/15/24	1,000,066
390,000	4.650	11/15/34	461,644
200,000	4.875	11/15/44	251,820
Plains All American Pipeline LP / PAA Finance Corp.
914,000	4.650	10/15/25	1,017,967
240,000	4.500	12/15/26	269,399
414,000	3.550	12/15/29	439,631

Corporate Obligations – (continued)
Energy – (continued)
Sabine Pass Liquefaction LLC
100,000	5.625	04/15/23	106,562
600,000	5.750	05/15/24	669,375
500,000	5.625	03/01/25	569,313
486,000	5.000	03/15/27	562,545
140,000	4.200	03/15/28	157,675
932,000	4.500	05/15/30	1,080,538
Schlumberger Investment SA
500,000	3.650	12/01/23	531,552
Spectra Energy Partners LP
400,000	4.750	03/15/24	436,573
Transcontinental Gas Pipe Line Co. LLC
200,000	7.850	02/01/26	251,957
Valero Energy Corp.
740,000	2.700	04/15/23	762,797
500,000	1.200	03/15/24	503,809
290,000	4.350	06/01/28	327,711
257,000	4.000	04/01/29	284,624
250,000	6.625	06/15/37	341,569
Williams Cos., Inc. (The)
870,000	3.700	01/15/23	901,980
100,000	4.000	09/15/25	110,137
100,000	3.750	06/15/27	110,947
320,000	3.500	11/15/30	352,226
526,000	6.300	04/15/40	726,477
750,000	5.100	09/15/45	935,466
280,000	4.850	03/01/48	346,089

			62,453,126

Financial Company – 0.6%
Ally Financial, Inc.
680,000	3.050	06/05/23	706,979
789,000	1.450	10/02/23	800,933
270,000	3.875	05/21/24	291,952
532,000	8.000	11/01/31	781,611
Ares Capital Corp.
1,780,000	4.200	06/10/24	1,913,723
70,000	2.150	07/15/26	70,494

			4,565,692

Food and Beverage – 2.9%
Coca-Cola Co. (The)
50,000	3.375	03/25/27	55,823
50,000	1.450	06/01/27	50,955
520,000	1.000	03/15/28	507,523
500,000	3.450	03/25/30	567,670
500,000	1.650	06/01/30	495,711
300,000	2.000	03/05/31	305,224
380,000	2.500	06/01/40	380,790
300,000	2.875	05/05/41	314,575
430,000	2.600	06/01/50	427,701
100,000	3.000	03/05/51	106,574
220,000	2.750	06/01/60	221,107
Conagra Brands, Inc.
600,000	4.600	11/01/25	677,490
350,000	4.850	11/01/28	418,124
390,000	5.300	11/01/38	505,242

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Food and Beverage – (continued)
General Mills, Inc.
$200,000	3.700%	10/17/23	$213,164
500,000	4.000	04/17/25	552,109
470,000	4.200	04/17/28	542,080
Hormel Foods Corp.
300,000	0.650	06/03/24	300,687
Keurig Dr Pepper, Inc.
266,000	4.057	05/25/23	282,130
300,000	0.750	03/15/24	300,474
510,000	4.597	05/25/28	598,716
100,000	3.200	05/01/30	109,247
Kraft Heinz Foods Co.
890,000	3.000	06/01/26	943,887
804,000	5.000	07/15/35	997,171
250,000	6.875	01/26/39	371,873
552,000	4.375	06/01/46	635,315
490,000	4.875	10/01/49	610,604
Molson Coors Beverage Co.
1,270,000	3.000	07/15/26	1,364,622
690,000	5.000	05/01/42	856,482
150,000	4.200	07/15/46	169,439
PepsiCo, Inc.
50,000	2.750	03/01/23	51,864
140,000	2.250	03/19/25	147,130
120,000	2.750	04/30/25	128,322
216,000	2.850	02/24/26	233,066
222,000	2.375	10/06/26	237,564
100,000	3.000	10/15/27	110,259
96,000	2.625	07/29/29	103,216
210,000	2.750	03/19/30	227,704
100,000	1.400	02/25/31	98,145
545,000	4.450	04/14/46	712,810
720,000	3.450	10/06/46	820,154
330,000	4.000	05/02/47	408,228
300,000	3.375	07/29/49	341,228
240,000	3.625	03/19/50	285,850
618,000	3.875	03/19/60	780,389
Sysco Corp.
604,000	3.300	07/15/26	656,578
635,000	3.250	07/15/27	690,764
365,000	5.950	04/01/30	470,756
270,000	6.600	04/01/50	433,260
Tyson Foods, Inc.
120,000	3.950	08/15/24	130,221
342,000	4.000	03/01/26	381,503
500,000	3.550	06/02/27	557,270
110,000	4.550	06/02/47	137,661
300,000	5.100	09/28/48	411,643

			22,438,094

Hardware – 0.2%
Micron Technology, Inc.
99,000	2.497	04/24/23	102,174
733,000	4.185	02/15/27	831,955
400,000	4.663	02/15/30	470,000

			1,404,129

Corporate Obligations – (continued)
Healthcare – 3.4%
Aetna, Inc.
312,000	2.750	11/15/22	319,161
200,000	2.800	06/15/23	207,688
250,000	3.500	11/15/24	268,934
410,000	6.625	06/15/36	596,864
268,000	3.875	08/15/47	305,569
Anthem, Inc.
306,000	3.500	08/15/24	328,486
50,000	3.350	12/01/24	54,017
552,000	3.650	12/01/27	618,042
84,000	4.625	05/15/42	105,521
668,000	4.650	01/15/43	842,427
614,000	4.650	08/15/44	778,724
405,000	4.375	12/01/47	504,696
318,000	4.550	03/01/48	405,403
300,000	3.125	05/15/50	313,190
Cigna Corp.
700,000	3.000	07/15/23	731,542
78,000	3.750	07/15/23	82,654
400,000	4.125	11/15/25	447,351
300,000	4.500	02/25/26	340,524
150,000	3.400	03/01/27	165,507
440,000	4.375	10/15/28	514,309
50,000	2.400	03/15/30	51,448
130,000	4.800	08/15/38	163,323
520,000	4.800	07/15/46	665,641
536,000	3.875	10/15/47	610,478
1,100,000	4.900	12/15/48	1,449,815
320,000	3.400	03/15/50	340,238
CVS Health Corp.
442,000	2.750	12/01/22	452,793
294,000	3.700	03/09/23	308,024
520,000	2.625	08/15/24	547,195
154,000	4.100	03/25/25	169,947
400,000	3.875	07/20/25	440,793
100,000	2.875	06/01/26	107,506
400,000	3.000	08/15/26	431,647
530,000	3.625	04/01/27	587,904
725,000	4.300	03/25/28	837,104
730,000	3.250	08/15/29	795,436
1,320,000	4.780	03/25/38	1,637,775
350,000	4.125	04/01/40	409,422
350,000	2.700	08/21/40	343,311
240,000	5.300	12/05/43	321,329
728,000	5.125	07/20/45	964,371
950,000	5.050	03/25/48	1,261,296
HCA, Inc.
470,000	4.750	05/01/23	501,431
516,000	5.000	03/15/24	567,922
520,000	5.250	04/15/25	594,100
600,000	5.250	06/15/26	694,500
555,000	4.500	02/15/27	629,578
404,000	4.125	06/15/29	458,540
500,000	3.500	09/01/30	538,125
295,000	5.125	06/15/39	374,281
345,000	5.500	06/15/47	457,988

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Healthcare – (continued)
HCA, Inc. – (continued)
$350,000	5.250%		06/15/49	$458,063

				26,101,933

Insurance – 1.1%
American International Group, Inc.
600,000	2.500		06/30/25	630,093
100,000	3.900		04/01/26	111,142
200,000	4.200		04/01/28	230,412
500,000	3.875		01/15/35	572,784
255,000	6.250		05/01/36	358,912
100,000	4.500		07/16/44	123,949
100,000	4.375		06/30/50	125,774
500,000	4.375		01/15/55	629,194
American International Group, Inc.(a), Series A-9 (3M USD LIBOR + 2.868%)
100,000	5.750		04/01/48	115,463
Chubb INA Holdings, Inc.
955,000	4.350		11/03/45	1,235,499
Marsh & McLennan Cos., Inc.
175,000	4.375		03/15/29	205,846
100,000	2.250		11/15/30	102,677
496,000	4.900		03/15/49	684,865
MetLife, Inc.
500,000	3.600		04/10/24	539,078
300,000	6.400		12/15/36	383,064
Prudential Financial, Inc. (3M USD LIBOR + 3.920%)
500,000	5.625	(a)	06/15/43	532,103
(3M USD LIBOR + 3.031%)
100,000	5.375	(a)	05/15/45	110,594
(3M USD LIBOR + 2.380%)
400,000	4.500	(a)	09/15/47	439,909
210,000	3.905		12/07/47	250,006
46,000	3.935		12/07/49	55,082
Prudential Financial, Inc., MTN
300,000	5.700		12/14/36	416,546
480,000	4.350		02/25/50	614,359
350,000	3.700		03/13/51	408,855

				8,876,206

Metals and Mining – 0.1%
Newmont Corp.
310,000	4.875		03/15/42	397,334

REITs and Real Estate – 0.4%
Alexandria Real Estate Equities, Inc.
300,000	1.875		02/01/33	287,205
GLP Capital LP / GLP Financing II, Inc.
917,000	5.375		04/15/26	1,052,232
638,000	5.300		01/15/29	748,528
Simon Property Group LP
100,000	3.250		11/30/26	109,117
500,000	3.250		09/13/49	512,749
100,000	3.800		07/15/50	112,030
Welltower, Inc.
300,000	4.250		04/15/28	345,752

Corporate Obligations – (continued)
REITs and Real Estate – (continued)
Welltower, Inc. – (continued)
50,000	3.100		01/15/30	53,535

				3,221,148

Revenue – 0.4%
Ascension Health
200,000	3.945		11/15/46	250,511
Ascension Health, Series B
300,000	2.532		11/15/29	318,895
CommonSpirit Health
100,000	2.760		10/01/24	105,429
220,000	3.347		10/01/29	239,290
633,000	4.350		11/01/42	760,391
200,000	4.187		10/01/49	233,024
Kaiser Foundation Hospitals
580,000	4.150		05/01/47	729,406
Kaiser Foundation Hospitals, Series 2019
430,000	3.266		11/01/49	481,043

				3,117,989

Software – 2.1%
Oracle Corp.
800,000	2.500		10/15/22	819,254
265,000	2.625		02/15/23	273,070
200,000	3.625		07/15/23	211,772
220,000	2.400		09/15/23	228,104
660,000	3.400		07/08/24	706,336
40,000	2.950		11/15/24	42,603
900,000	2.500		04/01/25	944,429
230,000	2.950		05/15/25	244,647
823,000	2.650		07/15/26	871,129
80,000	3.250		11/15/27	87,250
100,000	2.300		03/25/28	103,086
900,000	2.950		04/01/30	955,613
444,000	4.300		07/08/34	516,405
866,000	3.850		07/15/36	960,780
245,000	3.800		11/15/37	268,344
796,000	6.500		04/15/38	1,133,748
400,000	3.600		04/01/40	424,752
418,000	5.375		07/15/40	541,524
340,000	3.650		03/25/41	364,120
754,000	4.125		05/15/45	846,029
300,000	4.000		07/15/46	330,483
410,000	4.000		11/15/47	452,280
850,000	3.600		04/01/50	890,601
600,000	3.950		03/25/51	663,390
250,000	4.375		05/15/55	294,641
1,095,000	3.850		04/01/60	1,179,228
537,000	4.100		03/25/61	605,746
salesforce.com, Inc.
600,000	1.950		07/15/31	609,296
250,000	2.700		07/15/41	254,896
350,000	2.900		07/15/51	360,627
250,000	3.050		07/15/61	260,471

				16,444,654

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Technology – 8.8%
Activision Blizzard, Inc.
$800,000	3.400%		09/15/26	$882,068
Adobe, Inc.
208,000	3.250		02/01/25	224,229
180,000	2.150		02/01/27	189,270
500,000	2.300		02/01/30	522,478
Alphabet, Inc.
274,000	1.998		08/15/26	288,017
832,000	2.050		08/15/50	757,100
549,000	2.250		08/15/60	499,120
Apple, Inc.
1,348,000	2.100		09/12/22	1,372,310
300,000	2.400		01/13/23	308,656
1,420,000	2.400		05/03/23	1,470,773
180,000	3.000		02/09/24	190,403
489,000	3.450		05/06/24	527,587
495,000	2.850		05/11/24	524,644
500,000	2.750		01/13/25	531,870
721,000	3.250		02/23/26	789,401
214,000	2.450		08/04/26	228,018
210,000	3.000		06/20/27	231,358
1,145,000	2.900		09/12/27	1,249,665
830,000	3.000		11/13/27	911,459
500,000	1.200		02/08/28	494,312
500,000	1.400		08/05/28	499,805
100,000	1.650		05/11/30	99,734
600,000	1.650		02/08/31	593,423
985,000	4.500		02/23/36	1,251,465
150,000	2.375		02/08/41	147,539
637,000	3.850		05/04/43	765,196
310,000	4.450		05/06/44	403,289
305,000	3.450		02/09/45	344,890
380,000	4.375		05/13/45	486,928
1,688,000	4.650		02/23/46	2,246,933
556,000	3.850		08/04/46	668,252
296,000	4.250		02/09/47	373,644
550,000	3.750		11/13/47	649,475
977,000	2.950		09/11/49	1,015,585
239,000	2.400		08/20/50	226,261
Applied Materials, Inc.
300,000	3.300		04/01/27	331,900
150,000	1.750		06/01/30	149,381
200,000	4.350		04/01/47	256,941
Broadcom Corp. / Broadcom Cayman Finance Ltd.
100,000	3.625		01/15/24	106,320
1,019,000	3.875		01/15/27	1,125,322
210,000	3.500		01/15/28	228,670
Broadcom, Inc.
500,000	3.150		11/15/25	535,201
310,000	4.250		04/15/26	345,390
431,000	3.459		09/15/26	468,800
470,000	4.750		04/15/29	546,192
986,000	5.000		04/15/30	1,168,815
760,000	4.150		11/15/30	854,785
600,000	2.450	(b)	02/15/31	593,920
590,000	4.300		11/15/32	675,027

Corporate Obligations – (continued)
Technology – (continued)
Broadcom, Inc. – (continued)
425,000	3.419	%(b)	04/15/33	451,689
290,000	3.469	(b)	04/15/34	308,078
600,000	3.500	(b)	02/15/41	615,038
170,000	3.750	(b)	02/15/51	176,848
Cisco Systems, Inc.
500,000	2.200		09/20/23	518,435
Dell International LLC / EMC Corp.
565,000	5.450		06/15/23	608,730
648,000	6.020		06/15/26	775,411
1,426,000	4.900		10/01/26	1,653,416
460,000	8.100		07/15/36	705,388
400,000	8.350		07/15/46	659,326
Fidelity National Information Services, Inc.
250,000	0.600		03/01/24	249,938
500,000	1.650		03/01/28	500,422
Fiserv, Inc.
100,000	3.800		10/01/23	106,636
400,000	2.750		07/01/24	422,500
500,000	3.200		07/01/26	543,770
500,000	3.500		07/01/29	549,912
400,000	4.400		07/01/49	490,218
Hewlett Packard Enterprise Co.
300,000	2.250		04/01/23	307,761
300,000	4.450		10/02/23	322,873
300,000	6.350		10/15/45	415,495
HP, Inc.
300,000	3.400		06/17/30	320,694
368,000	6.000		09/15/41	483,565
Intel Corp.
300,000	2.700		12/15/22	309,478
300,000	2.875		05/11/24	318,166
503,000	3.700		07/29/25	553,698
120,000	2.600		05/19/26	128,613
755,000	3.150		05/11/27	832,719
821,000	2.450		11/15/29	867,061
354,000	4.600		03/25/40	450,303
300,000	4.800		10/01/41	393,043
290,000	4.100		05/19/46	349,902
320,000	4.100		05/11/47	387,439
295,000	3.734		12/08/47	337,679
670,000	3.250		11/15/49	715,034
525,000	4.750		03/25/50	703,952
50,000	3.100		02/15/60	51,070
100,000	4.950		03/25/60	140,970
International Business Machines Corp.
100,000	2.875		11/09/22	103,061
300,000	3.375		08/01/23	317,129
145,000	3.625		02/12/24	155,771
1,260,000	3.300		05/15/26	1,387,932
300,000	1.700		05/15/27	305,844
1,150,000	1.950		05/15/30	1,154,640
540,000	4.150		05/15/39	648,847
427,000	4.000		06/20/42	506,729
300,000	2.950		05/15/50	304,889

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Technology – (continued)
KLA Corp.
$300,000	4.650%		11/01/24	$332,883
300,000	4.100		03/15/29	346,144
Lam Research Corp.
515,000	4.000		03/15/29	598,226
280,000	1.900		06/15/30	282,855
220,000	4.875		03/15/49	304,436
Microsoft Corp.
120,000	2.650		11/03/22	123,008
220,000	2.125		11/15/22	225,032
870,000	2.000		08/08/23	897,610
522,000	2.875		02/06/24	551,115
776,000	2.700		02/12/25	827,237
256,000	3.125		11/03/25	279,002
176,000	2.400		08/08/26	188,368
205,000	3.300		02/06/27	228,691
360,000	3.500		02/12/35	423,363
750,000	3.450		08/08/36	875,268
113,000	4.100		02/06/37	140,703
600,000	3.700		08/08/46	731,952
250,000	4.250		02/06/47	330,498
1,751,000	2.525		06/01/50	1,752,568
1,200,000	2.921		03/17/52	1,292,785
1,196,000	2.675		06/01/60	1,211,989
100,000	3.041		03/17/62	108,898
QUALCOMM, Inc.
216,000	2.900		05/20/24	229,080
330,000	3.450		05/20/25	359,104
320,000	3.250		05/20/27	353,873
126,000	2.150		05/20/30	129,230
200,000	4.650		05/20/35	254,118
536,000	4.800		05/20/45	721,091
250,000	4.300		05/20/47	318,773
Texas Instruments, Inc.
300,000	2.250		09/04/29	313,816
552,000	4.150		05/15/48	699,450
VMware, Inc.
50,000	3.900		08/21/27	56,017
Western Digital Corp.
1,000,000	4.750		02/15/26	1,121,250

				68,570,366

Transportation – 1.4%
CSX Corp.
696,000	3.250		06/01/27	762,259
120,000	3.800		03/01/28	135,406
46,000	4.100		03/15/44	54,531
490,000	3.800		11/01/46	563,984
FedEx Corp.
540,000	3.100		08/05/29	585,428
92,000	5.100		01/15/44	120,547
250,000	4.750		11/15/45	315,627
234,000	4.550		04/01/46	287,317
260,000	4.400		01/15/47	315,524
584,000	4.950		10/17/48	768,349
160,000	5.250		05/15/50	220,344

Corporate Obligations – (continued)
Transportation – (continued)
FedEx Corp. Pass Through Trust, Series 2020-1
47,326	1.875		02/20/34	47,667
Southwest Airlines Co.
270,000	4.750		05/04/23	288,330
170,000	5.250		05/04/25	192,511
Union Pacific Corp.
414,000	3.950		09/10/28	475,110
500,000	2.400		02/05/30	520,546
400,000	3.250		02/05/50	428,504
310,000	3.799		10/01/51	360,551
408,000	3.839		03/20/60	475,364
950,000	3.799	(b)	04/06/71	1,091,035
United Parcel Service, Inc.
272,000	2.450		10/01/22	278,599
92,000	3.050		11/15/27	102,086
792,000	3.400		03/15/29	889,080
330,000	3.750		11/15/47	394,981
934,000	5.300		04/01/50	1,389,007

				11,062,687

Wireless – 5.9%
American Tower Corp.
250,000	4.000		06/01/25	274,458
1,050,000	3.375		10/15/26	1,142,741
200,000	2.750		01/15/27	211,366
675,000	3.800		08/15/29	753,606
80,000	2.900		01/15/30	84,194
601,000	3.100		06/15/50	596,470
AT&T, Inc.
230,000	2.625		12/01/22	235,408
880,000	4.125		02/17/26	986,127
915,000	3.800		02/15/27	1,021,683
900,000	4.250		03/01/27	1,025,671
339,000	2.300		06/01/27	352,726
75,000	1.650		02/01/28	75,134
660,000	4.100		02/15/28	753,796
715,000	4.350		03/01/29	828,978
997,000	4.300		02/15/30	1,162,069
595,000	2.750		06/01/31	624,891
1,000,000	2.250		02/01/32	993,063
500,000	2.550	(b)	12/01/33	502,040
435,000	4.500		05/15/35	515,649
551,000	5.250		03/01/37	698,323
140,000	4.850		03/01/39	171,602
90,000	5.350		09/01/40	116,950
450,000	4.300		12/15/42	518,471
330,000	4.350		06/15/45	382,709
435,000	4.750		05/15/46	533,392
250,000	5.650		02/15/47	341,721
545,000	4.500		03/09/48	646,085
317,000	4.550		03/09/49	381,436
335,000	5.150		02/15/50	435,211
470,000	3.650		06/01/51	498,776
100,000	3.300		02/01/52	100,080
1,350,000	3.500	(b)	09/15/53	1,388,042
2,072,000	3.550	(b)	09/15/55	2,136,191

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Wireless – (continued)
AT&T, Inc. – (continued)
$300,000	3.800	%(b)	12/01/57	$320,451
1,702,000	3.650	(b)	09/15/59	1,760,278
92,000	3.850		06/01/60	98,640
CC Holdings GS V LLC / Crown Castle GS III Corp.
450,000	3.849		04/15/23	474,240
Crown Castle International Corp.
60,000	3.150		07/15/23	62,877
510,000	4.450		02/15/26	573,631
200,000	3.700		06/15/26	220,450
130,000	3.650		09/01/27	144,103
300,000	3.300		07/01/30	323,822
390,000	2.250		01/15/31	388,052
390,000	2.100		04/01/31	383,015
100,000	3.250		01/15/51	101,111
T-Mobile USA, Inc.
300,000	3.875		04/15/30	336,746
Verizon Communications, Inc.
650,000	3.500		11/01/24	703,399
184,000	3.376		02/15/25	199,033
540,000	0.850		11/20/25	534,115
853,000	2.625		08/15/26	907,657
450,000	4.125		03/16/27	515,034
1,070,000	2.100		03/22/28	1,101,131
722,000	4.329		09/21/28	842,307
860,000	4.016		12/03/29	989,685
471,000	3.150		03/22/30	512,032
300,000	1.500		09/18/30	289,332
1,350,000	2.550		03/21/31	1,391,652
485,000	4.500		08/10/33	586,407
750,000	4.400		11/01/34	903,072
220,000	4.272		01/15/36	262,687
510,000	5.250		03/16/37	677,132
1,070,000	2.650		11/20/40	1,043,833
450,000	3.850		11/01/42	515,075
60,000	6.550		09/15/43	96,344
804,000	4.125		08/15/46	949,420
700,000	4.862		08/21/46	912,651
815,000	4.522		09/15/48	1,023,784
330,000	5.012		04/15/49	441,458
400,000	2.875		11/20/50	386,085
800,000	3.550		03/22/51	873,802
394,000	5.012		08/21/54	544,216
469,000	4.672		03/15/55	614,318
850,000	2.987		10/30/56	822,988
500,000	3.000		11/20/60	484,733
650,000	3.700		03/22/61	718,608

				45,518,465

TOTAL CORPORATE OBLIGATIONS
(Cost $610,606,525)				$630,565,505

Foreign Corporate Debt – 17.5%
Banks – 8.5%
Banco Bilbao Vizcaya Argentaria SA (Spain)
$1,000,000	0.875%		09/18/23	$1,005,209
200,000	1.125		09/18/25	199,169
Banco Santander SA (Spain)
600,000	2.746		05/28/25	632,220
600,000	4.250		04/11/27	679,789
600,000	3.490		05/28/30	653,719
600,000	2.749		12/03/30	602,851
Bank of Montreal (Canada)(a) (5 Year USD Swap + 1.280%)
100,000	4.338		10/05/28	107,000
(5 Year USD Swap + 1.432%)
1,750,000	3.803		12/15/32	1,942,500
Bank of Montreal, MTN (Canada)
190,000	2.350		09/11/22	194,161
210,000	2.550		11/06/22	215,310
Bank of Montreal, Series E (Canada)
50,000	3.300		02/05/24	53,349
Bank of Nova Scotia (The) (Canada)
500,000	2.000		11/15/22	510,644
800,000	3.400		02/11/24	854,593
300,000	4.500		12/16/25	340,311
Barclays PLC (United Kingdom)
1,000,000	3.684		01/10/23	1,012,294
(3M USD LIBOR + 1.356%)
1,100,000	4.338	(a)	05/16/24	1,167,906
890,000	3.650		03/16/25	965,482
1,035,000	4.375		01/12/26	1,165,367
(SOFR + 2.714%)
200,000	2.852	(a)	05/07/26	211,487
210,000	5.200		05/12/26	241,792
350,000	4.836		05/09/28	396,396
(US 5 Year CMT T-Note + 2.900%)
200,000	3.564		09/23/35	209,853
(US 1 Year CMT T-Note + 1.700%)
500,000	3.811	(a)	03/10/42	544,420
330,000	5.250		08/17/45	448,344
600,000	4.950		01/10/47	793,093
Canadian Imperial Bank of Commerce (Canada)
1,160,000	3.500		09/13/23	1,233,739
450,000	3.100		04/02/24	477,840
Cooperatieve Rabobank UA (Netherlands)
370,000	3.950		11/09/22	385,320
350,000	4.625		12/01/23	380,949
815,000	3.750		07/21/26	900,337
468,000	5.250		05/24/41	657,565
745,000	5.250		08/04/45	1,017,877
Deutsche Bank AG (Germany)
530,000	3.300		11/16/22	547,330
950,000	3.950		02/27/23	995,707
130,000	3.700		05/30/24	139,033
(SOFR + 2.581%)
800,000	3.961	(a)	11/26/25	869,448
(SOFR + 1.718%)
300,000	3.035	(a)	05/28/32	310,611

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
HSBC Holdings PLC (United Kingdom)
$540,000	4.250%		03/14/24	$582,360
(3M USD LIBOR + 0.987%)
800,000	3.950	(a)	05/18/24	846,171
400,000	4.250		08/18/25	443,142
(SOFR + 1.402%)
550,000	2.633	(a)	11/07/25	576,186
750,000	4.300		03/08/26	844,519
1,390,000	3.900		05/25/26	1,543,635
(3M USD LIBOR + 1.348%)
500,000	4.292	(a)	09/12/26	555,845
(3M USD LIBOR + 1.535%)
700,000	4.583	(a)	06/19/29	808,667
1,080,000	4.950		03/31/30	1,305,818
(3M USD LIBOR + 1.610%)
500,000	3.973	(a)	05/22/30	562,085
(SOFR + 2.387%)
1,155,000	2.848	(a)	06/04/31	1,206,614
(SOFR + 1.947%)
1,050,000	2.357	(a)	08/18/31	1,053,177
250,000	6.500		05/02/36	347,671
546,000	6.500		09/15/37	769,971
405,000	6.800		06/01/38	583,788
130,000	6.100		01/14/42	191,204
ING Groep NV (Netherlands)
590,000	4.100		10/02/23	633,564
200,000	3.950		03/29/27	225,080
490,000	4.550		10/02/28	577,817
330,000	4.050		04/09/29	380,970
Lloyds Banking Group PLC (United Kingdom)
400,000	4.050		08/16/23	427,005
(3M USD LIBOR + 0.810%)
1,000,000	2.907	(a)	11/07/23	1,027,506
1,000,000	4.375		03/22/28	1,153,918
290,000	4.344		01/09/48	348,288
Mitsubishi UFJ Financial Group, Inc. (Japan)
690,000	3.407		03/07/24	737,366
600,000	2.193		02/25/25	624,383
850,000	3.850		03/01/26	949,216
830,000	3.677		02/22/27	928,265
150,000	3.287		07/25/27	166,080
474,000	3.961		03/02/28	539,041
100,000	3.741		03/07/29	112,857
500,000	3.195		07/18/29	545,808
640,000	2.559		02/25/30	665,561
200,000	2.048		07/17/30	200,122
200,000	3.751		07/18/39	230,971
Mizuho Financial Group, Inc. (Japan)
640,000	2.601		09/11/22	655,288
(3M USD LIBOR + 0.830%)
200,000	2.226	(a)	05/25/26	206,874
200,000	2.839		09/13/26	214,072
1,085,000	4.018		03/05/28	1,244,134
(SOFR + 1.772%)
950,000	2.201	(a)	07/10/31	952,151

Foreign Corporate Debt – (continued)
Banks – (continued)
National Australia Bank Ltd. (Australia)
940,000	2.500		07/12/26	1,004,740
Natwest Group PLC (United Kingdom)
57,000	6.125		12/15/22	60,948
(3M USD LIBOR + 1.550%)
490,000	4.519	(a)	06/25/24	523,608
(3M USD LIBOR + 1.762%)
885,000	4.269	(a)	03/22/25	957,260
(3M USD LIBOR + 1.754%)
345,000	4.892	(a)	05/18/29	405,538
(US 5 Year CMT T-Note + 2.100%)
600,000	3.754	(a)	11/01/29	638,639
(3M USD LIBOR + 1.905%)
500,000	5.076	(a)	01/27/30	598,697
(3M USD LIBOR + 1.871%)
370,000	4.445	(a)	05/08/30	428,827
(US 5 Year CMT T-Note + 2.350%)
420,000	3.032	(a)	11/28/35	422,026
Royal Bank of Canada, GMTN (Canada)
370,000	1.600		04/17/23	376,706
1,100,000	3.700		10/05/23	1,174,626
300,000	4.650		01/27/26	343,120
Santander UK Group Holdings PLC (United Kingdom)
200,000	3.571		01/10/23	202,334
(3M USD LIBOR + 1.570%)
200,000	4.796	(a)	11/15/24	217,636
Santander UK PLC (United Kingdom)
1,100,000	4.000		03/13/24	1,193,933
Sumitomo Mitsui Financial Group, Inc. (Japan)
300,000	2.778		10/18/22	308,099
800,000	3.102		01/17/23	829,943
400,000	3.784		03/09/26	446,287
50,000	2.632		07/14/26	53,329
610,000	3.010		10/19/26	660,639
100,000	3.446		01/11/27	110,552
150,000	3.364		07/12/27	165,600
500,000	3.040		07/16/29	538,682
1,000,000	2.750		01/15/30	1,054,331
1,240,000	2.130		07/08/30	1,242,939
Toronto-Dominion Bank (The), GMTN (Canada)
500,000	3.500		07/19/23	530,236
Westpac Banking Corp. (Australia)
100,000	3.300		02/26/24	106,940
100,000	2.350		02/19/25	105,295
500,000	2.850		05/13/26	542,562
100,000	3.350		03/08/27	111,271
100,000	3.400		01/25/28	112,158
(US 5 Year CMT T-Note + 2.000%)
100,000	4.110	(a)	07/24/34	110,805
(US 5 Year CMT T-Note + 1.750%)
300,000	2.668	(a)	11/15/35	297,755
600,000	4.421		07/24/39	720,236
100,000	2.963		11/16/40	99,621

				65,726,123

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Beverages – 0.1%
Coca-Cola Femsa SAB de CV (Mexico)
$700,000	2.750%		01/22/30	$733,776

Brokerage – 0.0%
Brookfield Finance, Inc. (Canada)
309,000	4.700		09/20/47	384,157

Consumer Noncyclical – 1.1%
AstraZeneca PLC (United Kingdom)
300,000	0.300		05/26/23	299,749
490,000	3.375		11/16/25	537,157
204,000	0.700		04/08/26	200,414
370,000	3.125		06/12/27	404,428
477,000	1.375		08/06/30	458,039
330,000	6.450		09/15/37	498,201
80,000	4.375		11/16/45	103,600
360,000	4.375		08/17/48	468,221
Novartis Capital Corp. (Switzerland)
70,000	3.400		05/06/24	75,299
200,000	1.750		02/14/25	206,553
489,000	3.000		11/20/25	529,749
702,000	3.100		05/17/27	770,161
700,000	2.200		08/14/30	728,768
220,000	4.400		05/06/44	286,593
300,000	4.000		11/20/45	372,606
225,000	2.750		08/14/50	233,745
Takeda Pharmaceutical Co., Ltd. (Japan)
200,000	4.400		11/26/23	216,249
500,000	5.000		11/26/28	605,265
750,000	2.050		03/31/30	749,372
750,000	3.175		07/09/50	781,068

				8,525,237

Consumer Products – 0.2%
Unilever Capital Corp. (United Kingdom)
100,000	2.900		05/05/27	108,658
500,000	3.500		03/22/28	563,269
500,000	2.125		09/06/29	516,903

				1,188,830

Energy – 2.5%
BP Capital Markets PLC (United Kingdom)
120,000	2.500		11/06/22	122,991
160,000	3.994		09/26/23	171,691
390,000	3.814		02/10/24	420,568
570,000	3.535		11/04/24	617,374
200,000	3.506		03/17/25	217,541
200,000	3.279		09/19/27	220,501
507,000	3.723		11/28/28	571,002
Canadian Natural Resources Ltd. (Canada)
300,000	2.950		01/15/23	309,572
800,000	3.850		06/01/27	882,541
Canadian Natural Resources Ltd., GMTN (Canada)
210,000	4.950		06/01/47	264,584
Cenovus Energy, Inc. (Canada)
240,000	5.375		07/15/25	271,200
100,000	4.400		04/15/29	112,375
777,000	6.750		11/15/39	1,052,004
452,000	5.400		06/15/47	558,612

Foreign Corporate Debt – (continued)
Energy – (continued)
Enbridge, Inc. (Canada)
320,000	4.000		10/01/23	339,912
782,000	3.125		11/15/29	840,094
(3M USD LIBOR + 3.641%)
300,000	6.250	(a)	03/01/78	334,500
Equinor ASA (Norway)
70,000	2.450		01/17/23	72,034
500,000	2.875		04/06/25	533,006
200,000	1.750		01/22/26	205,984
300,000	3.125		04/06/30	329,251
100,000	2.375		05/22/30	103,715
140,000	3.950		05/15/43	164,733
392,000	3.250		11/18/49	425,243
250,000	3.700		04/06/50	292,127
Shell International Finance BV (Netherlands)
700,000	2.000		11/07/24	729,154
500,000	3.250		05/11/25	542,335
500,000	2.875		05/10/26	540,574
800,000	3.875		11/13/28	920,246
400,000	2.375		11/07/29	417,508
500,000	4.125		05/11/35	594,871
936,000	6.375		12/15/38	1,382,964
892,000	4.375		05/11/45	1,114,954
674,000	4.000		05/10/46	803,409
379,000	3.750		09/12/46	438,409
92,000	3.125		11/07/49	97,204
Suncor Energy, Inc. (Canada)
434,000	4.000		11/15/47	488,887
100,000	3.750		03/04/51	109,431
TotalEnergies Capital International SA (France)
300,000	3.750		04/10/24	324,755
500,000	2.829		01/10/30	537,713
500,000	2.986		06/29/41	519,438
100,000	3.127		05/29/50	103,102
TotalEnergies Capital SA (France)
244,000	3.883		10/11/28	280,600

				19,378,709

Financial Company – 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
500,000	3.150		02/15/24	523,077
500,000	3.500		01/15/25	528,374

				1,051,451

Food and Beverage – 1.7%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
785,000	3.650		02/01/26	867,210
950,000	4.700		02/01/36	1,172,321
1,685,000	4.900		02/01/46	2,152,960
Anheuser-Busch InBev Finance, Inc. (Belgium)
200,000	3.650		02/01/26	220,637
100,000	4.000		01/17/43	113,299
535,000	4.625		02/01/44	653,390
300,000	4.900		02/01/46	383,375

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Food and Beverage – (continued)
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
$790,000	4.000%	04/13/28	$899,266
1,100,000	4.750	01/23/29	1,309,806
317,000	4.900	01/23/31	390,949
620,000	4.375	04/15/38	742,144
100,000	4.350	06/01/40	120,111
290,000	4.950	01/15/42	368,935
605,000	4.600	04/15/48	748,617
210,000	4.439	10/06/48	254,927
836,000	5.550	01/23/49	1,168,860
150,000	4.500	06/01/50	185,801
310,000	4.750	04/15/58	395,506
434,000	5.800	01/23/59	642,730
Diageo Capital PLC (United Kingdom)
400,000	2.625	04/29/23	413,153

			13,203,997

Forest Products & Paper – 0.1%
Suzano Austria GmbH (Brazil)
434,000	3.125	01/15/32	434,926

Insurance – 0.0%
Manulife Financial Corp.(a) (Canada) (5 Year USD Swap + 1.647%)
300,000	4.061	02/24/32	331,024

Internet – 0.4%
Alibaba Group Holding Ltd. (China)
840,000	3.400	12/06/27	913,776
600,000	2.125	02/09/31	588,881
400,000	4.000	12/06/37	447,316
550,000	4.200	12/06/47	637,815
300,000	3.150	02/09/51	294,632
200,000	4.400	12/06/57	239,004

			3,121,424

Media – 0.1%
Grupo Televisa SAB (Mexico)
200,000	5.000	05/13/45	248,122
200,000	6.125	01/31/46	285,112
200,000	5.250	05/24/49	267,452

			800,686

Metals and Mining – 0.3%
BHP Billiton Finance USA Ltd. (Australia)
150,000	4.125	02/24/42	182,952
650,000	5.000	09/30/43	896,710
Rio Tinto Finance USA Ltd. (Australia)
80,000	7.125	07/15/28	107,597
525,000	5.200	11/02/40	718,786
Rio Tinto Finance USA PLC (Australia)
80,000	4.125	08/21/42	99,232

			2,005,277

Mining – 0.7%
Barrick Gold Corp. (Canada)
405,000	5.250	04/01/42	535,002

Foreign Corporate Debt – (continued)
Mining – (continued)
Barrick North America Finance LLC (Canada)
50,000	5.700	05/30/41	69,291
170,000	5.750	05/01/43	238,582
Barrick PD Australia Finance Pty Ltd. (Canada)
100,000	5.950	10/15/39	140,451
Southern Copper Corp. (Peru)
741,000	7.500	07/27/35	1,078,128
331,000	6.750	04/16/40	473,320
386,000	5.250	11/08/42	496,025
291,000	5.875	04/23/45	405,926
Vale Overseas Ltd. (Brazil)
930,000	6.250	08/10/26	1,119,488
350,000	6.875	11/21/36	492,406
552,000	6.875	11/10/39	793,500

			5,842,119

Oil Company-Integrated – 0.3%
Ecopetrol SA (Colombia)
250,000	5.875	09/18/23	269,687
150,000	4.125	01/16/25	156,938
200,000	5.375	06/26/26	221,125
300,000	6.875	04/29/30	362,250
468,000	7.375	09/18/43	573,300
400,000	5.875	05/28/45	430,500

			2,013,800

Technology – 0.1%
NXP BV / NXP Funding LLC(b) (China)
170,000	4.875	03/01/24	186,180
NXP BV / NXP Funding LLC / NXP USA, Inc.(b) (China)
500,000	3.400	05/01/30	547,897

			734,077

Telecommunications – 0.2%
America Movil SAB de CV (Mexico)
266,000	2.875	05/07/30	281,184
640,000	6.125	03/30/40	921,960
470,000	4.375	04/22/49	588,875

			1,792,019

Wireless – 0.6%
Rogers Communications, Inc. (Canada)
70,000	4.100	10/01/23	74,538
500,000	4.350	05/01/49	588,278
Vodafone Group PLC (United Kingdom)
1,000,000	3.750	01/16/24	1,076,935
50,000	4.125	05/30/25	55,599
300,000	5.000	05/30/38	383,583
700,000	5.250	05/30/48	935,035
450,000	4.875	06/19/49	578,362
700,000	4.250	09/17/50	828,904

			4,521,234

Wirelines – 0.5%
Orange SA (France)
930,000	9.000	03/01/31	1,473,431
260,000	5.375	01/13/42	355,713

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Wirelines – (continued)
Telefonica Emisiones SA (Spain)
$200,000	4.103%	03/08/27	$225,763
100,000	7.045	06/20/36	144,936
450,000	4.665	03/06/38	535,593
600,000	5.213	03/08/47	762,750
415,000	4.895	03/06/48	513,419

			4,011,605

TOTAL FOREIGN CORPORATE DEBT
(Cost $131,772,683)			$135,800,471

Shares	Dividend Rate		Value

Investment Company – 0.3%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,549,254	0.026%		$2,549,254
(Cost $2,549,254)

TOTAL INVESTMENTS – 99.1%
(Cost $744,928,462)			$768,915,230

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%			7,202,943

NET ASSETS – 100.0%			$776,118,173

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2021.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CMT	—Constant Maturity Treasury Index
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS TREASURY 0-1 YEAR ETF

Schedule of Investments

August 31, 2021

Principal Amount	Interest Rate(a)	Maturity Date	Value

U.S. Treasury Bills – 78.7%
U.S. Cash Management Bill
$278,729,800	0.054%	11/01/21	$278,703,752
U.S. Treasury Bills
148,096,200	0.056	10/26/21	148,084,622
480,000	0.042	10/28/21	479,961
920,000	0.043	10/28/21	919,926
4,000,000	0.045	10/28/21	3,999,676
58,804,300	0.048	10/28/21	58,799,535
168,074,700	0.051	10/28/21	168,061,082
4,328,500	0.031	12/30/21	4,327,839
252,000	0.033	12/30/21	251,962
200,000	0.043	12/30/21	199,969
11,440,000	0.045	12/30/21	11,438,252
2,620,000	0.046	12/30/21	2,619,600
1,170,000	0.047	12/30/21	1,169,821
157,644,000	0.049	12/30/21	157,619,918
3,640,000	0.050	12/30/21	3,639,444
4,328,000	0.051	12/30/21	4,327,339
560,000	0.053	12/30/21	559,914
55,275,500	0.084	12/30/21	55,267,056
4,180,000	0.046	01/27/22	4,179,377
1,540,000	0.047	01/27/22	1,539,770
94,737,400	0.051	01/27/22	94,723,272
1,760,000	0.052	01/27/22	1,759,738
168,000	0.033	02/24/22	167,962
336,000	0.041	02/24/22	335,924
392,000	0.043	02/24/22	391,912
3,668,000	0.046	02/24/22	3,667,173
92,815,600	0.048	02/24/22	92,794,679
45,192,700	0.049	02/24/22	45,182,514
784,000	0.050	02/24/22	783,823
672,000	0.051	02/24/22	671,849
198,000	0.030	03/24/22	197,951
1,056,000	0.041	03/24/22	1,055,738
38,572,300	0.043	03/24/22	38,562,714
3,366,000	0.045	03/24/22	3,365,164
297,000	0.046	03/24/22	296,926
429,000	0.048	03/24/22	428,893
65,000	0.049	03/24/22	64,984
924,000	0.050	03/24/22	923,770
15,435,600	0.057	03/24/22	15,431,764
260,000	0.058	03/24/22	259,935
61,645,800	0.024	04/21/22	61,628,320
300,000	0.038	04/21/22	299,915
1,600,000	0.046	04/21/22	1,599,546
1,400,000	0.047	04/21/22	1,399,603
22,244,100	0.048	04/21/22	22,237,793
450,000	0.050	04/21/22	449,872
1,300,000	0.051	04/21/22	1,299,631
3,800,000	0.052	04/21/22	3,798,923
200,000	0.056	04/21/22	199,943
26,505,400	0.039	05/19/22	26,496,570
90,000	0.046	05/19/22	89,970
1,140,000	0.055	05/19/22	1,139,620
150,000	0.057	05/19/22	149,950
640,000	0.056	06/16/22	639,718
560,000	0.061	06/16/22	559,753

U.S. Treasury Bills – (continued)
U.S. Treasury Bills – (continued)
1,520,000	0.062	06/16/22	1,519,329
34,460,900	0.067	06/16/22	34,445,698
69,705,300	0.059	07/14/22	69,668,669
480,000	0.066	07/14/22	479,748
27,108,300	0.067	07/14/22	27,094,054
300,000	0.071	07/14/22	299,842

TOTAL U.S. TREASURY BILLS
(Cost $1,462,742,085)			$1,462,751,967

U.S. Treasury Notes – 21.0%
U.S. Treasury Notes
$119,566,500	2.000%	10/31/21	$119,940,145
67,508,700	2.875	11/15/21	67,889,755
85,839,500	2.500	01/15/22	86,619,097
16,310,200	2.500	02/15/22	16,491,460
41,168,900	1.750	05/31/22	41,685,119
27,456,100	1.750	06/15/22	27,821,824
29,329,300	1.500	08/15/22	29,729,141

TOTAL U.S. TREASURY NOTES
(Cost $390,147,186)			$390,176,541

TOTAL INVESTMENTS – 99.7%
(Cost $1,852,889,271)			$1,852,928,508

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			4,731,793

NET ASSETS – 100.0%			$1,857,660,301

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments

August 31, 2021

Principal Amount	Interest Rate		Maturity Date		Value

U.S. Treasury Notes – 33.3%
U.S. Treasury Notes
$4,322,000	2.125%		02/29/24		$4,519,068
7,272,000	2.500		01/31/25		7,767,546
7,778,000	2.000		02/15/25		8,176,776
13,844,000	2.125		05/31/26		14,741,538
9,910,000	2.000		11/15/26		10,515,455
7,302,000	2.750		02/15/28		8,105,287
5,879,000	2.875		08/15/28		6,593,796
1,518,000	2.375		05/15/29		1,656,336
6,906,000	1.500		02/15/30		7,071,420
4,188,000	0.875		11/15/30		4,048,676

TOTAL U.S. TREASURY NOTES
(Cost $73,763,364)					$73,195,898

Mortgage-Backed Securities – 27.2%
Federal Home Loan Mortgage Corporation
$526,224	4.500%		07/01/48		$572,801
Federal National Mortgage Association
1,000,000	1.750		07/02/24		1,038,994
1,200,000	1.500		TBA-15yr	(a)	1,218,937
2,200,000	2.000		TBA-15yr	(a)	2,277,000
1,600,000	2.500		TBA-15yr	(a)	1,673,750
1,000,000	3.000		TBA-15yr	(a)	1,050,312
400,000	3.500		TBA-15yr	(a)	426,688
129,347	4.500		06/01/48		139,813
64,579	5.000		12/01/48		70,699
87,398	4.500		08/01/49		94,602
270,230	5.000		12/01/49		296,717
60,687	4.500		01/01/50		65,505
256,352	4.500		03/01/50		277,523
185,107	5.000		04/01/50		202,472
9,500,000	2.000		TBA-30yr	(a)	9,634,336
210,172	4.500		10/01/50		228,004
2,400,000	1.500		TBA-30yr	(a)	2,359,313
8,900,000	2.500		TBA-30yr	(a)	9,244,180
3,300,000	4.000		TBA-30yr	(a)	3,534,094
300,000	4.500		TBA-30yr	(a)	324,398
200,000	5.000		TBA-30yr	(a)	219,156
6,100,000	3.000		TBA-30yr	(a)	6,381,172
4,600,000	3.500		TBA-30yr	(a)	4,866,656
Government National Mortgage Association
65,231	5.000		05/20/49		69,721
526,383	3.000		09/20/49		550,398
225,304	4.500		03/20/50		239,624
111,951	5.000		05/20/50		122,163
404,515	4.000		09/20/50		430,429
1,000,000	3.000		TBA-30yr	(a)	1,043,984
1,000,000	2.500		08/20/51		1,038,350
1,500,000	2.000		TBA-30yr	(a)	1,531,289
1,500,000	2.500		TBA-30yr	(a)	1,555,430
2,900,000	3.500		TBA-30yr	(a)	3,052,250
1,000,000	4.000		TBA-30yr	(a)	1,058,594
600,000	4.500		TBA-30yr	(a)	637,922
2,100,000	3.000		TBA-30yr	(a)	2,196,141

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $59,703,144)					$59,723,417

Corporate Obligations – 23.3%
Aerospace & Defense – 0.8%
Boeing Co. (The)
$200,000	3.200		03/01/29		$210,248
200,000	5.150		05/01/30		236,731
150,000	3.900		05/01/49		158,155
100,000	5.805		05/01/50		136,537
General Dynamics Corp.
15,000	3.625		04/01/30		17,099
Hexcel Corp.
40,000	4.200		02/15/27		43,584
Huntington Ingalls Industries, Inc.
80,000	4.200		05/01/30		91,887
Lockheed Martin Corp.
80,000	3.550		01/15/26		88,491
50,000	4.500		05/15/36		63,175
15,000	3.800		03/01/45		17,770
40,000	2.800		06/15/50		40,895
Northrop Grumman Corp.
40,000	4.030		10/15/47		48,194
Northrop Grumman Systems Corp.
100,000	7.875		03/01/26		128,139
Raytheon Technologies Corp.
200,000	3.950		08/16/25		221,766
30,000	4.450		11/16/38		36,707
60,000	4.875		10/15/40		77,307
Textron, Inc.
80,000	3.000		06/01/30		85,131

					1,701,816

Banks – 3.9%
American Express Co.
80,000	3.625		12/05/24		87,177
Bank of America Corp.
40,000	4.100		07/24/23		42,873
(3M USD LIBOR + 0.780%)
100,000	3.550	(b)	03/05/24		104,581
(SOFR + 2.150%)
180,000	2.592	(b)	04/29/31		186,843
100,000	7.750		05/14/38		158,716
Bank of America Corp., GMTN
40,000	3.300		01/11/23		41,665
(3M USD LIBOR + 0.930%)
100,000	2.816	(b)	07/21/23		102,053
Bank of America Corp., Series L
73,000	4.750		04/21/45		93,013
Bank of America Corp., MTN
40,000	4.125		01/22/24		43,400
(3M USD LIBOR + 1.060%)
80,000	3.559	(b)	04/23/27		87,891
(3M USD LIBOR + 0.990%)
200,000	2.496	(b)	02/13/31		206,329
(3M USD LIBOR + 3.150%)
300,000	4.083	(b)	03/20/51		364,855
Capital One Financial Corp.
25,000	3.900		01/29/24		26,908
120,000	4.200		10/29/25		133,901

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
Banks – (continued)
Citigroup, Inc.
$50,000	3.875%		10/25/23	$53,778
(SOFR + 0.686%)
250,000	0.776	(b)	10/30/24	250,809
40,000	4.125		07/25/28	45,228
(3M USD LIBOR + 1.338%)
40,000	3.980	(b)	03/20/30	45,492
(SOFR + 1.146%)
150,000	2.666	(b)	01/29/31	156,216
(SOFR + 2.107%)
200,000	2.572	(b)	06/03/31	206,132
40,000	6.000		10/31/33	53,561
80,000	5.875		01/30/42	116,367
15,000	4.750		05/18/46	19,340
60,000	4.650		07/23/48	79,751
Citizens Financial Group, Inc.
40,000	2.638		09/30/32	40,761
Fifth Third Bancorp
25,000	4.300		01/16/24	27,033
JPMorgan Chase & Co.
40,000	3.875		02/01/24	43,228
(3M USD LIBOR + 0.730%)
80,000	3.559	(b)	04/23/24	84,031
(SOFR + 1.455%)
50,000	1.514	(b)	06/01/24	50,935
(SOFR + 1.585%)
40,000	2.005	(b)	03/13/26	41,194
80,000	4.250		10/01/27	91,816
(3M USD LIBOR + 1.337%)
400,000	3.782	(b)	02/01/28	444,874
(3M USD LIBOR + 1.380%)
50,000	3.540	(b)	05/01/28	55,165
(SOFR + 1.510%)
90,000	2.739	(b)	10/15/30	94,880
(SOFR + 3.790%)
360,000	4.493	(b)	03/24/31	427,890
(3M USD LIBOR + 1.360%)
152,000	3.882	(b)	07/24/38	177,156
15,000	5.400		01/06/42	20,883
40,000	4.850		02/01/44	53,280
(3M USD LIBOR + 1.380%)
40,000	3.964	(b)	11/15/48	47,644
(SOFR + 2.440%)
60,000	3.109	(b)	04/22/51	63,150
KeyCorp, MTN
120,000	4.100		04/30/28	139,006
80,000	2.550		10/01/29	84,311
Manufacturers & Traders Trust Co.
280,000	3.400		08/17/27	309,484
Morgan Stanley
80,000	4.300		01/27/45	100,097
75,000	4.375		01/22/47	95,035
Morgan Stanley, GMTN
300,000	3.700		10/23/24	326,868
120,000	4.350		09/08/26	136,446
(SOFR + 1.143%)
200,000	2.699	(b)	01/22/31	209,615

Corporate Obligations – (continued)
Banks – (continued)
Northern Trust Corp.
15,000	3.950		10/30/25	16,929
56,000	3.650		08/03/28	63,841
150,000	3.150		05/03/29	166,388
PNC Financial Services Group, Inc. (The)
80,000	3.900		04/29/24	86,619
200,000	3.450		04/23/29	223,495
Truist Bank
40,000	3.200		04/01/24	42,681
Truist Financial Corp., MTN
100,000	3.050		06/20/22	102,028
80,000	3.875		03/19/29	91,504
US Bancorp
15,000	2.400		07/30/24	15,782
US Bancorp, MTN
40,000	2.950		07/15/22	40,908
80,000	3.900		04/26/28	92,311
80,000	3.000		07/30/29	87,142
40,000	1.375		07/22/30	38,769
US Bancorp, Series X
150,000	3.150		04/27/27	165,581
Wells Fargo & Co.
(SOFR + 2.530%)
150,000	3.068	(b)	04/30/41	157,866
128,000	5.606		01/15/44	178,003
60,000	3.900		05/01/45	71,972
Wells Fargo & Co.(b), MTN
(SOFR + 1.262%)
400,000	2.572		02/11/31	415,396
(SOFR + 4.032%)
340,000	4.478		04/04/31	403,637
(SOFR + 4.502%)
140,000	5.013		04/04/51	195,915

				8,528,428

Basic Industry – 0.5%
Albemarle Corp.
80,000	4.150		12/01/24	87,351
Dow Chemical Co. (The)
60,000	3.600		11/15/50	65,917
DuPont de Nemours, Inc.
54,000	4.205		11/15/23	58,134
15,000	5.419		11/15/48	21,195
Ecolab, Inc.
40,000	2.375		08/10/22	40,751
15,000	2.750	(c)	08/18/55	14,925
Georgia-Pacific LLC
10,000	8.000		01/15/24	11,733
Huntsman International LLC
70,000	4.500		05/01/29	80,379
International Paper Co.
15,000	4.400		08/15/47	18,887
15,000	4.350		08/15/48	18,825
Linde, Inc.
100,000	1.100		08/10/30	94,839
LYB International Finance III LLC
80,000	3.625		04/01/51	86,950

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Basic Industry – (continued)
Mosaic Co. (The)
$80,000	4.875%	11/15/41	$95,383
PPG Industries, Inc.
15,000	3.750	03/15/28	16,987
Sherwin-Williams Co. (The)
260,000	2.750	06/01/22	264,256
Westlake Chemical Corp.
40,000	3.600	08/15/26	44,186

			1,020,698

Broadcasting – 0.1%
Discovery Communications LLC
80,000	4.125	05/15/29	90,333
40,000	3.625	05/15/30	43,859
Fox Corp.
40,000	4.030	01/25/24	43,112
40,000	4.709	01/25/29	47,135
40,000	5.576	01/25/49	55,193

			279,632

Brokerage – 0.2%
Affiliated Managers Group, Inc.
130,000	3.300	06/15/30	141,224
BlackRock, Inc.
15,000	3.500	03/18/24	16,174
15,000	3.250	04/30/29	16,753
15,000	2.400	04/30/30	15,763
15,000	1.900	01/28/31	15,111
E*TRADE Financial Corp.
80,000	4.500	06/20/28	93,087
Jefferies Group LLC
20,000	6.500	01/20/43	27,969
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
40,000	4.150	01/23/30	45,369

			371,450

Building Materials – 0.0%
Mohawk Industries, Inc.
120,000	3.850	02/01/23	124,697

Capital Goods – 0.9%
3M Co.
220,000	3.250	08/26/49	241,571
Caterpillar Financial Services Corp., MTN
60,000	2.850	06/01/22	61,211
25,000	1.900	09/06/22	25,429
Caterpillar, Inc.
50,000	3.803	08/15/42	59,745
Cummins, Inc.
60,000	0.750	09/01/25	59,633
Deere & Co.
40,000	2.875	09/07/49	42,278
25,000	3.750	04/15/50	30,563
Eaton Corp.
70,000	2.750	11/02/22	71,971
Emerson Electric Co.
60,000	1.950	10/15/30	60,887
15,000	6.000	08/15/32	20,256

Corporate Obligations – (continued)
Capital Goods – (continued)
Fortive Corp.
15,000	4.300	06/15/46	18,114
Honeywell International, Inc.
100,000	2.700	08/15/29	107,586
188,000	1.950	06/01/30	192,141
Illinois Tool Works, Inc.
15,000	3.900	09/01/42	17,964
John Deere Capital Corp., MTN
80,000	2.450	01/09/30	84,730
Leggett & Platt, Inc.
80,000	4.400	03/15/29	92,421
Lennox International, Inc.
80,000	1.700	08/01/27	80,436
Otis Worldwide Corp.
60,000	2.293	04/05/27	62,849
Parker-Hannifin Corp., MTN
15,000	4.200	11/21/34	17,627
Republic Services, Inc.
22,000	4.750	05/15/23	23,379
Rockwell Automation, Inc.
15,000	4.200	03/01/49	19,140
Waste Connections, Inc.
40,000	3.050	04/01/50	41,395
Waste Management, Inc.
50,000	2.500	11/15/50	47,607
Westinghouse Air Brake Technologies Corp.
70,000	4.400	03/15/24	75,503
100,000	3.200	06/15/25	106,662
108,000	3.450	11/15/26	116,023
75,000	4.950	09/15/28	87,524
WW Grainger, Inc.
100,000	1.850	02/15/25	103,307
Xylem, Inc.
15,000	3.250	11/01/26	16,442

			1,984,394

Communications – 1.1%
Charter Communications Operating LLC / Charter Communications Operating Capital
55,000	4.464	07/23/22	56,595
40,000	3.750	02/15/28	44,255
342,000	4.200	03/15/28	386,825
40,000	2.800	04/01/31	41,005
40,000	6.484	10/23/45	55,982
40,000	5.375	05/01/47	49,513
40,000	5.125	07/01/49	48,147
40,000	6.834	10/23/55	59,871
Charter Communications Operating LLC / Charter Communications Operating Capital, Series USD
40,000	4.500	02/01/24	43,455
Comcast Corp.
75,000	3.300	04/01/27	82,610
50,000	3.150	02/15/28	54,909
232,000	2.650	02/01/30	244,624
80,000	4.400	08/15/35	96,993
60,000	4.000	08/15/47	71,138
25,000	3.969	11/01/47	29,532

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Communications – (continued)
Comcast Corp. – (continued)
$75,000	4.000%	03/01/48	$89,005
40,000	3.999	11/01/49	47,782
80,000	2.800	01/15/51	78,871
15,000	2.450	08/15/52	13,798
Omnicom Group, Inc.
80,000	4.200	06/01/30	92,624
Time Warner Cable LLC
15,000	6.750	06/15/39	21,019
15,000	5.875	11/15/40	19,266
15,000	5.500	09/01/41	18,810
Time Warner Entertainment Co. LP
40,000	8.375	03/15/23	44,748
15,000	8.375	07/15/33	22,690
TWDC Enterprises 18 Corp.
15,000	4.375	08/16/41	18,577
TWDC Enterprises 18 Corp., GMTN
15,000	4.125	06/01/44	18,366
ViacomCBS, Inc.
80,000	3.875	04/01/24	85,651
80,000	4.000	01/15/26	88,672
11,000	6.875	04/30/36	15,831
15,000	4.900	08/15/44	18,538
Walt Disney Co. (The)
60,000	3.000	09/15/22	61,682
80,000	2.000	09/01/29	81,469
80,000	3.800	03/22/30	92,508
90,000	3.500	05/13/40	101,399
15,000	4.750	09/15/44	19,869
50,000	3.600	01/13/51	58,067

			2,474,696

Consumer Cyclical – 2.4%
Amazon.com, Inc.
40,000	0.400	06/03/23	40,120
40,000	3.800	12/05/24	43,878
200,000	3.150	08/22/27	221,134
100,000	2.100	05/12/31	102,649
80,000	4.050	08/22/47	99,074
15,000	2.500	06/03/50	14,401
50,000	2.700	06/03/60	48,627
American Honda Finance Corp., MTN
100,000	2.200	06/27/22	101,577
Aptiv PLC
40,000	4.250	01/15/26	45,113
BorgWarner, Inc.
100,000	3.375	03/15/25	107,810
Costco Wholesale Corp.
40,000	3.000	05/18/27	43,987
CyrusOne LP / CyrusOne Finance Corp.
30,000	3.450	11/15/29	31,654
15,000	2.150	11/01/30	14,300
Dollar General Corp.
180,000	3.500	04/03/30	200,862
DR Horton, Inc.
80,000	2.500	10/15/24	83,845

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
DR Horton, Inc. – (continued)
90,000	2.600	10/15/25	94,938
100,000	1.400	10/15/27	98,918
eBay, Inc.
15,000	4.000	07/15/42	17,110
General Motors Co.
100,000	5.400	10/02/23	109,444
15,000	6.750	04/01/46	21,859
40,000	5.950	04/01/49	54,723
General Motors Financial Co., Inc.
120,000	3.150	06/30/22	122,425
40,000	5.200	03/20/23	42,713
90,000	3.700	05/09/23	94,123
100,000	4.250	05/15/23	105,997
50,000	1.700	08/18/23	51,052
25,000	1.050	03/08/24	25,186
80,000	2.900	02/26/25	84,630
80,000	3.850	01/05/28	87,934
Global Payments, Inc.
120,000	4.800	04/01/26	137,361
Home Depot, Inc. (The)
40,000	2.625	06/01/22	40,654
90,000	3.350	09/15/25	98,459
40,000	2.950	06/15/29	43,798
130,000	4.200	04/01/43	160,611
Lowe’s Cos., Inc.
40,000	3.650	04/05/29	44,945
100,000	1.700	10/15/30	97,088
30,000	3.000	10/15/50	30,254
Marriott International, Inc., Series EE
50,000	5.750	05/01/25	57,529
Mastercard, Inc.
60,000	2.000	03/03/25	62,664
15,000	3.300	03/26/27	16,658
McDonald’s Corp., MTN
45,000	4.700	12/09/35	56,046
60,000	4.450	09/01/48	75,543
MDC Holdings, Inc.
40,000	6.000	01/15/43	51,550
NIKE, Inc.
100,000	2.250	05/01/23	102,913
20,000	3.375	03/27/50	23,005
NVR, Inc.
80,000	3.000	05/15/30	84,903
O’Reilly Automotive, Inc.
80,000	4.200	04/01/30	93,044
Starbucks Corp.
250,000	3.800	08/15/25	276,157
Tapestry, Inc.
100,000	4.250	04/01/25	108,392
140,000	4.125	07/15/27	153,075
Target Corp.
120,000	3.500	07/01/24	130,055
172,000	4.000	07/01/42	216,395
15,000	3.900	11/15/47	18,966
Toyota Motor Credit Corp.
40,000	3.650	01/08/29	45,812

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Consumer Cyclical – (continued)
Toyota Motor Credit Corp., MTN
$76,000	0.350%	10/14/22	$76,119
80,000	3.375	04/01/30	90,266
Visa, Inc.
50,000	0.750	08/15/27	49,151
15,000	2.750	09/15/27	16,309
40,000	4.300	12/14/45	51,417
Walmart, Inc.
15,000	2.550	04/11/23	15,480
100,000	3.300	04/22/24	106,836
180,000	3.550	06/26/25	198,087
110,000	3.050	07/08/26	120,520
50,000	7.550	02/15/30	73,212
40,000	4.750	10/02/43	53,212
Western Union Co. (The)
40,000	6.200	11/17/36	50,002

			5,336,571

Consumer Noncyclical – 1.7%
Abbott Laboratories
60,000	3.875	09/15/25	66,594
150,000	4.750	11/30/36	194,476
75,000	6.000	04/01/39	111,262
40,000	4.750	04/15/43	53,545
Agilent Technologies, Inc.
100,000	2.750	09/15/29	105,172
Altria Group, Inc.
115,000	3.400	05/06/30	123,356
40,000	4.500	05/02/43	43,529
40,000	5.375	01/31/44	48,111
15,000	4.450	05/06/50	16,389
Amgen, Inc.
250,000	2.600	08/19/26	266,139
160,000	2.450	02/21/30	165,359
15,000	2.770	09/01/53	14,431
Becton Dickinson and Co.
80,000	3.794	05/20/50	91,260
Bristol-Myers Squibb Co.
350,000	0.750	11/13/25	348,720
132,000	2.350	11/13/40	128,365
150,000	5.000	08/15/45	206,593
Centene Corp.
15,000	4.625	12/15/29	16,538
15,000	3.375	02/15/30	15,731
75,000	3.000	10/15/30	78,000
Eli Lilly & Co.
15,000	3.100	05/15/27	16,421
250,000	3.375	03/15/29	281,808
15,000	4.150	03/15/59	19,565
Equifax, Inc.
40,000	3.250	06/01/26	42,984
Johnson & Johnson
76,000	0.550	09/01/25	75,420
15,000	0.950	09/01/27	14,844
90,000	2.900	01/15/28	98,435
25,000	3.625	03/03/37	29,441
35,000	3.700	03/01/46	42,387

Corporate Obligations – (continued)
Consumer Noncyclical – (continued)
Kroger Co. (The)
15,000	4.450	02/01/47	18,277
Laboratory Corp. of America Holdings
15,000	4.700	02/01/45	18,629
Mylan, Inc.
40,000	5.400	11/29/43	50,087
Pfizer, Inc.
40,000	0.800	05/28/25	40,092
260,000	4.000	12/15/36	315,469
10,000	4.100	09/15/38	12,228
40,000	2.700	05/28/50	40,453
Philip Morris International, Inc.
40,000	3.250	11/10/24	43,209
15,000	4.375	11/15/41	17,661
15,000	4.875	11/15/43	18,843
10,000	4.250	11/10/44	11,748
Thermo Fisher Scientific, Inc.
180,000	2.950	09/19/26	194,535
Utah Acquisition Sub, Inc.
75,000	5.250	06/15/46	93,554
Viatris, Inc.(c)
15,000	4.000	06/22/50	16,380
Walgreens Boots Alliance, Inc.
40,000	4.800	11/18/44	48,851
15,000	4.650	06/01/46	17,915
Wyeth LLC
10,000	6.500	02/01/34	14,652

			3,687,458

Consumer Products – 0.1%
Colgate-Palmolive Co., MTN
40,000	4.000	08/15/45	51,330
15,000	3.700	08/01/47	18,582
Procter & Gamble Co. (The)
90,000	2.150	08/11/22	91,687
40,000	0.550	10/29/25	39,710
40,000	1.000	04/23/26	40,250
15,000	2.850	08/11/27	16,406
Whirlpool Corp., MTN
15,000	5.150	03/01/43	19,448

			277,413

Distributors – 0.0%
PACCAR Financial Corp., MTN
76,000	2.650	04/06/23	78,860

Electric – 1.9%
Alabama Power Co., Series 20-A
15,000	1.450	09/15/30	14,502
American Electric Power Co., Inc.
300,000	2.300	03/01/30	302,073
40,000	3.250	03/01/50	40,781
American Electric Power Co., Inc., Series J
36,000	4.300	12/01/28	41,567
Berkshire Hathaway Energy Co.
15,000	5.150	11/15/43	19,891
40,000	4.500	02/01/45	49,536
40,000	4.250	10/15/50	49,522

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
Cleco Corporate Holdings LLC
$80,000	3.375%	09/15/29	$83,639
Cleco Power LLC
15,000	6.000	12/01/40	21,030
Consolidated Edison Co. of New York, Inc.
40,000	4.625	12/01/54	51,459
Consolidated Edison Co. of New York, Inc., Series 08-B
10,000	6.750	04/01/38	14,835
Consolidated Edison Co. of New York, Inc., Series 12-A
40,000	4.200	03/15/42	47,364
Consolidated Edison Co. of New York, Inc., Series A
15,000	4.125	05/15/49	17,849
Consumers Energy Co.
15,000	4.350	04/15/49	19,458
Dominion Energy South Carolina, Inc.
80,000	5.100	06/01/65	119,055
Dominion Energy, Inc.
80,000	4.250	06/01/28	91,962
DTE Electric Co.
15,000	3.700	03/15/45	17,382
DTE Electric Co., Series A
40,000	4.000	04/01/43	48,177
DTE Energy Co., Series C
60,000	2.529	10/01/24	62,930
Duke Energy Carolinas LLC
50,000	3.950	03/15/48	59,469
Duke Energy Corp.
80,000	2.400	08/15/22	81,426
300,000	3.750	09/01/46	327,282
Duke Energy Indiana LLC
50,000	6.350	08/15/38	73,492
40,000	6.450	04/01/39	59,104
Duke Energy Progress LLC
15,000	4.100	05/15/42	17,918
Eastern Gas Transmission & Storage, Inc.(c)
15,000	4.600	12/15/44	18,249
Edison International
315,000	5.750	06/15/27	360,471
Entergy Louisiana LLC
152,000	3.100	06/15/41	160,328
15,000	4.200	04/01/50	18,577
Evergy Kansas Central, Inc.
40,000	4.250	12/01/45	49,489
Evergy Metro, Inc., Series 2019
15,000	4.125	04/01/49	18,519
Eversource Energy
60,000	3.450	01/15/50	64,968
Exelon Generation Co. LLC
220,000	6.250	10/01/39	275,495
Florida Power & Light Co.
15,000	3.125	12/01/25	16,255
80,000	4.950	06/01/35	105,634
15,000	4.125	02/01/42	18,488
Georgia Power Co., Series B
400,000	2.650	09/15/29	421,331
15,000	3.700	01/30/50	16,559

Corporate Obligations – (continued)
Electric – (continued)
Interstate Power and Light Co.
40,000	3.500	09/30/49	44,495
Kentucky Utilities Co.
40,000	3.300	06/01/50	43,104
MidAmerican Energy Co.
15,000	3.150	04/15/50	16,021
National Rural Utilities Cooperative Finance Corp.
40,000	2.400	03/15/30	41,477
NSTAR Electric Co.
15,000	3.200	05/15/27	16,423
Ohio Power Co., Series D
15,000	6.600	03/01/33	20,820
Oncor Electric Delivery Co. LLC
76,000	3.800	06/01/49	91,135
15,000	5.350	10/01/52	22,674
PPL Capital Funding, Inc.
25,000	5.000	03/15/44	33,363
PPL Electric Utilities Corp.
40,000	4.125	06/15/44	48,953
Public Service Co. of Colorado, Series 36
60,000	2.700	01/15/51	60,784
Puget Sound Energy, Inc.
55,000	4.223	06/15/48	68,587
Sempra Energy
15,000	6.000	10/15/39	21,101
Southern Co. Gas Capital Corp.
15,000	3.950	10/01/46	17,110
Union Electric Co.
42,000	3.500	03/15/29	46,915
40,000	2.950	03/15/30	43,228
Virginia Electric and Power Co., Series B
15,000	3.800	09/15/47	17,438
Virginia Electric and Power Co., Series C
80,000	4.000	11/15/46	95,827
Virginia Electric And Power Co.
50,000	4.000	01/15/43	59,156
Xcel Energy, Inc.
40,000	3.500	12/01/49	43,770

			4,128,447

Energy – 1.8%
BP Capital Markets America, Inc.
86,000	4.234	11/06/28	99,521
40,000	2.772	11/10/50	38,242
100,000	2.939	06/04/51	97,948
Cheniere Corpus Christi Holdings LLC
80,000	5.875	03/31/25	91,050
40,000	5.125	06/30/27	46,575
ConocoPhillips(c)
300,000	3.750	10/01/27	337,618
Devon Energy Corp.(c)
9,000	4.500	01/15/30	9,878
Energy Transfer LP
50,000	3.600	02/01/23	51,655
100,000	4.250	04/01/24	107,000
40,000	3.750	05/15/30	43,479
15,000	5.300	04/15/47	17,747
55,000	6.250	04/15/49	73,382

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Energy – (continued)
Energy Transfer LP / Regency Energy Finance Corp.
$120,000	4.500%	11/01/23	$128,025
Enterprise Products Operating LLC
160,000	4.850	08/15/42	197,776
60,000	4.200	01/31/50	69,487
15,000	3.950	01/31/60	16,740
Enterprise Products Operating LLC, Series D
80,000	6.875	03/01/33	113,141
EOG Resources, Inc.
60,000	3.900	04/01/35	68,800
Exxon Mobil Corp.
200,000	2.275	08/16/26	210,912
200,000	4.227	03/19/40	242,262
Halliburton Co.
50,000	5.000	11/15/45	60,563
Hess Corp.
30,000	4.300	04/01/27	33,356
15,000	6.000	01/15/40	18,956
Kinder Morgan Energy Partners LP
50,000	3.450	02/15/23	51,813
Kinder Morgan, Inc.
56,000	2.000	02/15/31	54,751
200,000	5.200	03/01/48	253,908
Magellan Midstream Partners LP
15,000	4.200	10/03/47	16,880
MPLX LP
100,000	2.650	08/15/30	102,375
40,000	4.700	04/15/48	46,836
NOV, Inc.
15,000	3.950	12/01/42	15,000
ONEOK Partners LP
15,000	6.650	10/01/36	20,337
ONEOK, Inc.
80,000	2.200	09/15/25	82,422
40,000	5.200	07/15/48	49,282
Ovintiv, Inc.
40,000	7.375	11/01/31	53,702
Plains All American Pipeline LP / PAA Finance Corp.
100,000	3.850	10/15/23	105,430
90,000	3.600	11/01/24	95,973
40,000	4.500	12/15/26	44,900
92,000	3.550	12/15/29	97,696
35,000	6.700	05/15/36	43,332
40,000	6.650	01/15/37	52,916
15,000	4.700	06/15/44	16,052
Sabine Pass Liquefaction LLC
120,000	5.750	05/15/24	133,875
110,000	5.625	03/01/25	125,249
40,000	4.200	03/15/28	45,050
15,000	4.500	05/15/30	17,390
Schlumberger Investment SA
50,000	3.650	12/01/23	53,155
Transcontinental Gas Pipe Line Co. LLC
50,000	5.400	08/15/41	65,248
40,000	3.950	05/15/50	45,311

Corporate Obligations – (continued)
Energy – (continued)
Valero Energy Corp.
15,000	4.900	03/15/45	18,329
Williams Cos., Inc. (The)
15,000	6.300	04/15/40	20,717

			3,902,042

Financial Company – 0.3%
Aircastle Ltd.
80,000	5.000	04/01/23	85,193
15,000	4.250	06/15/26	16,506
Ally Financial, Inc.
205,000	5.125	09/30/24	229,608
80,000	8.000	11/01/31	117,535
60,000	8.000	11/01/31	85,383
Ares Capital Corp.
80,000	3.250	07/15/25	84,551
40,000	3.875	01/15/26	43,008

			661,784

Food and Beverage – 1.0%
Campbell Soup Co.
40,000	4.800	03/15/48	50,672
Coca-Cola Co. (The)
155,000	1.750	09/06/24	161,370
Conagra Brands, Inc.
80,000	4.600	11/01/25	90,332
Constellation Brands, Inc.
40,000	3.150	08/01/29	43,177
General Mills, Inc.
80,000	2.875	04/15/30	85,588
207,000	4.550	04/17/38	256,947
15,000	4.150	02/15/43	17,999
Hershey Co. (The)
40,000	3.375	08/15/46	45,141
International Flavors & Fragrances, Inc.
15,000	4.375	06/01/47	18,160
J M Smucker Co. (The)
15,000	4.375	03/15/45	18,271
Kellogg Co.
60,000	2.650	12/01/23	62,890
Keurig Dr Pepper, Inc.
160,000	4.417	05/25/25	178,828
Kraft Heinz Foods Co.
79,000	3.000	06/01/26	83,783
51,000	4.625	01/30/29	59,171
80,000	3.750	04/01/30	88,498
80,000	4.250	03/01/31	92,272
30,000	5.000	07/15/35	37,208
40,000	4.875	10/01/49	49,845
McCormick & Co., Inc.
160,000	2.700	08/15/22	163,369
Molson Coors Beverage Co.
120,000	4.200	07/15/46	135,551
PepsiCo, Inc.
40,000	3.500	07/17/25	43,901
146,000	2.750	03/19/30	158,309
40,000	3.375	07/29/49	45,497

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Food and Beverage – (continued)
Sysco Corp.
$80,000	2.400%	02/15/30	$82,574
Tyson Foods, Inc.
40,000	3.550	06/02/27	44,582

			2,113,935

Healthcare – 1.1%
Aetna, Inc.
40,000	4.750	03/15/44	50,043
Anthem, Inc.
150,000	2.550	03/15/31	156,448
15,000	4.650	08/15/44	19,024
40,000	4.850	08/15/54	53,721
Cigna Corp.
98,000	3.750	07/15/23	103,847
140,000	4.800	07/15/46	179,211
CVS Health Corp.
200,000	3.250	08/15/29	217,928
76,000	1.750	08/21/30	73,955
70,000	5.050	03/25/48	92,937
100,000	4.250	04/01/50	121,669
Evernorth Health, Inc.
120,000	4.500	02/25/26	136,173
HCA, Inc.
150,000	4.750	05/01/23	160,031
40,000	5.375	02/01/25	45,000
40,000	5.250	04/15/25	45,700
40,000	5.875	02/15/26	46,400
46,000	5.250	06/15/26	53,245
40,000	4.500	02/15/27	45,375
75,000	4.125	06/15/29	85,125
40,000	5.500	06/15/47	53,100
MPT Operating Partnership LP / MPT Finance Corp.
40,000	3.500	03/15/31	41,143
Quest Diagnostics, Inc.
100,000	2.800	06/30/31	106,104
UnitedHealth Group, Inc.
250,000	3.750	07/15/25	277,496
11,000	5.800	03/15/36	15,632
60,000	2.750	05/15/40	61,816
40,000	5.950	02/15/41	58,426
40,000	3.750	10/15/47	47,053

			2,346,602

Insurance – 0.7%
Aflac, Inc.
15,000	3.625	11/15/24	16,415
Allstate Corp. (The)
15,000	4.200	12/15/46	18,837
American International Group, Inc.
100,000	3.900	04/01/26	111,142
Arch Capital Group Ltd.
15,000	3.635	06/30/50	16,699
AXIS Specialty Finance LLC
40,000	3.900	07/15/29	44,543

Corporate Obligations – (continued)
Insurance – (continued)
Berkshire Hathaway Finance Corp.
15,000	5.750	01/15/40	21,869
80,000	4.400	05/15/42	101,185
15,000	4.300	05/15/43	18,827
40,000	4.200	08/15/48	50,025
Berkshire Hathaway, Inc.
120,000	2.750	03/15/23	124,034
15,000	4.500	02/11/43	19,289
Chubb INA Holdings, Inc.
150,000	3.350	05/03/26	165,016
Cincinnati Financial Corp.
80,000	6.920	05/15/28	105,663
CNO Financial Group, Inc.
200,000	5.250	05/30/29	238,750
Hartford Financial Services Group, Inc. (The)
30,000	3.600	08/19/49	33,736
Marsh & McLennan Cos., Inc.
80,000	3.500	06/03/24	85,699
MetLife, Inc.
15,000	4.125	08/13/42	18,215
80,000	4.600	05/13/46	106,103
Progressive Corp. (The)
15,000	4.200	03/15/48	19,023
Prudential Financial, Inc.
40,000	3.935	12/07/49	47,898
Prudential Financial, Inc., MTN
15,000	6.625	06/21/40	23,031
15,000	4.350	02/25/50	19,199
60,000	3.700	03/13/51	70,089
Travelers Cos., Inc. (The)
40,000	3.750	05/15/46	47,460
Voya Financial, Inc.(b) (3M USD LIBOR + 2.084%)
40,000	4.700	01/23/48	42,383

			1,565,130

Metals – 0.1%
Steel Dynamics, Inc.
80,000	3.450	04/15/30	88,200
145,000	3.250	01/15/31	158,050

			246,250

Metals and Mining – 0.1%
Newmont Corp.
50,000	5.875	04/01/35	67,805
Reliance Steel & Aluminum Co.
80,000	4.500	04/15/23	84,068

			151,873

Other – 0.0%
Yale University, Series 2020
80,000	2.402	04/15/50	79,451

REITs and Real Estate – 0.4%
Duke Realty LP
80,000	4.000	09/15/28	91,667

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)
REITs and Real Estate – (continued)
Equinix, Inc.
$25,000	2.950%		09/15/51	$24,238
GLP Capital LP / GLP Financing II, Inc.
50,000	3.350		09/01/24	52,930
40,000	5.250		06/01/25	44,843
40,000	5.750		06/01/28	47,641
45,000	4.000		01/15/30	48,932
72,000	4.000		01/15/31	78,194
Kimco Realty Corp.
40,000	3.400		11/01/22	41,122
Omega Healthcare Investors, Inc.
40,000	3.625		10/01/29	42,722
Sabra Health Care LP
85,000	5.125		08/15/26	95,884
Simon Property Group LP
100,000	3.750		02/01/24	106,185
Welltower, Inc.
200,000	4.250		04/15/28	230,501

				904,859

Revenue – 0.0%
California Institute of Technology
15,000	3.650		09/01/19	17,768
Hackensack Meridian Health, Inc., Series 2020
15,000	2.675		09/01/41	15,006
University of Chicago (The), Series 20B
40,000	2.761		04/01/45	41,950

				74,724

Software – 0.5%
Oracle Corp.
300,000	2.950		11/15/24	319,526
100,000	2.950		04/01/30	106,179
110,000	2.875		03/25/31	115,662
160,000	6.125		07/08/39	220,554
20,000	5.375		07/15/40	25,910
100,000	3.600		04/01/50	104,777
50,000	4.375		05/15/55	58,928
15,000	3.850		04/01/60	16,154
salesforce.com, Inc.
80,000	3.700		04/11/28	91,074

				1,058,764

Technology – 2.1%
Adobe, Inc.
40,000	2.300		02/01/30	41,798
Alphabet, Inc.
15,000	1.998		08/15/26	15,767
100,000	2.250		08/15/60	90,915
Apple, Inc.
15,000	1.700		09/11/22	15,233
90,000	3.450		05/06/24	97,102
400,000	1.800		09/11/24	414,506
50,000	3.200		05/13/25	54,276
40,000	2.450		08/04/26	42,620
15,000	3.350		02/09/27	16,675

Corporate Obligations – (continued)
Technology – (continued)
Apple, Inc. – (continued)
15,000	3.200		05/11/27	16,604
40,000	1.650		02/08/31	39,561
160,000	4.500		02/23/36	203,283
80,000	3.850		05/04/43	96,100
80,000	4.450		05/06/44	104,075
50,000	3.750		11/13/47	59,043
Applied Materials, Inc.
256,000	3.300		04/01/27	283,221
Broadcom Corp. / Broadcom Cayman Finance Ltd.
160,000	3.625		01/15/24	170,111
Broadcom, Inc.
60,000	4.750		04/15/29	69,727
90,000	3.469	(c)	04/15/34	95,610
160,000	3.500	(c)	02/15/41	164,010
Corning, Inc.
45,000	4.375		11/15/57	55,342
Dell International LLC / EMC Corp.
100,000	5.450		06/15/23	107,740
100,000	6.020		06/15/26	119,662
HP, Inc.
15,000	6.000		09/15/41	19,711
Intel Corp.
120,000	2.875		05/11/24	127,266
200,000	3.700		07/29/25	220,159
80,000	3.734		12/08/47	91,574
International Business Machines Corp.
15,000	5.875		11/29/32	20,537
150,000	4.150		05/15/39	180,235
250,000	4.000		06/20/42	296,680
Jabil, Inc.
80,000	3.600		01/15/30	86,448
KLA Corp.
60,000	3.300		03/01/50	65,447
Lam Research Corp.
40,000	3.125		06/15/60	42,779
Microsoft Corp.
40,000	2.000		08/08/23	41,270
40,000	3.300		02/06/27	44,623
15,000	3.500		02/12/35	17,640
220,000	4.250		02/06/47	290,838
200,000	4.000		02/12/55	256,152
20,000	2.675		06/01/60	20,267
PayPal Holdings, Inc.
160,000	2.400		10/01/24	168,502
15,000	3.250		06/01/50	16,573
QUALCOMM, Inc.
160,000	4.300		05/20/47	204,015
VMware, Inc.
80,000	4.700		05/15/30	95,589

				4,679,286

Transportation – 0.5%
Burlington Northern Santa Fe LLC
50,000	5.750		05/01/40	70,951
25,000	5.150		09/01/43	34,316

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Transportation – (continued)
$40,000	3.900%	08/01/46	$47,629
40,000	4.125	06/15/47	49,269
40,000	4.150	12/15/48	49,908
CSX Corp.
15,000	3.250	06/01/27	16,428
80,000	4.100	03/15/44	94,836
40,000	4.300	03/01/48	49,407
Delta Air Lines, Inc.
50,000	4.375	04/19/28	53,479
FedEx Corp.
40,000	3.900	02/01/35	46,093
40,000	4.400	01/15/47	48,542
40,000	4.950	10/17/48	52,627
Southwest Airlines Co.
40,000	5.250	05/04/25	45,297
Union Pacific Corp.
40,000	3.700	03/01/29	45,192
80,000	3.799	10/01/51	93,046
60,000	3.839	03/20/60	69,906
15,000	3.750	02/05/70	17,073
Union Pacific Railroad Co. Pass-Through Trust, Series 2015-1
79,399	2.695	05/12/27	84,658
United Parcel Service, Inc.
40,000	3.625	10/01/42	46,695
15,000	4.250	03/15/49	19,287
15,000	5.300	04/01/50	22,307

			1,056,946

Water – 0.1%
American Water Capital Corp.
105,000	3.750	09/01/47	121,062
40,000	4.200	09/01/48	49,016

			170,078

Wireless – 1.0%
American Tower Corp.
40,000	3.950	03/15/29	44,992
20,000	3.100	06/15/50	19,849
AT&T, Inc.
50,000	0.900	03/25/24	50,124
320,000	2.750	06/01/31	336,076
400,000	3.500	06/01/41	423,603
300,000	3.500 (c)	09/15/53	308,454
CC Holdings GS V LLC / Crown Castle GS III Corp.
50,000	3.849	04/15/23	52,693
Crown Castle International Corp.
40,000	3.300	07/01/30	43,176
40,000	4.150	07/01/50	46,422
Verizon Communications, Inc.
100,000	2.625	08/15/26	106,408
75,000	4.329	09/21/28	87,497
272,000	3.150	03/22/30	295,696
21,000	4.500	08/10/33	25,391
100,000	4.272	01/15/36	119,403
15,000	3.400	03/22/41	16,072
100,000	3.850	11/01/42	114,461

Corporate Obligations – (continued)
Wireless – (continued)
Verizon Communications, Inc. – (continued)
80,000	5.500	03/16/47	113,492
40,000	4.522	09/15/48	50,247
40,000	4.000	03/22/50	46,831

			2,300,887

TOTAL CORPORATE OBLIGATIONS
(Cost $51,018,274)			$51,307,171

U.S. Treasury Bonds – 7.7%
U.S. Treasury Bonds
$4,180,000	4.375%	02/15/38	$5,875,581
3,453,000	3.875	08/15/40	4,652,678
2,465,000	2.500	02/15/45	2,748,261
1,044,000	2.500	05/15/46	1,167,930
2,477,000	2.000	02/15/50	2,519,665

TOTAL U.S. TREASURY BONDS
(Cost $17,500,038)			$16,964,115

Foreign Corporate Debt – 4.9%
Banks – 1.5%
Banco Bilbao Vizcaya Argentaria SA (Spain)
$200,000	0.875%	09/18/23	$201,042
200,000	1.125	09/18/25	199,169
Bank of Nova Scotia (The) (Canada)
200,000	3.400	02/11/24	213,648
Barclays PLC (United Kingdom)
200,000	4.375	09/11/24	218,586
200,000	5.200	05/12/26	230,278
Canadian Imperial Bank of Commerce (Canada)
90,000	3.500	09/13/23	95,721
Credit Suisse USA, Inc. (Switzerland)
90,000	7.125	07/15/32	130,376
HSBC Holdings PLC (United Kingdom)
(3M USD LIBOR + 1.211%)
350,000	3.803 (b)	03/11/25	375,299
200,000	6.500	09/15/37	282,041
Korea Development Bank (The) (South Korea)
300,000	0.800	07/19/26	297,283
Mitsubishi UFJ Financial Group, Inc. (Japan)
200,000	3.850	03/01/26	223,345
100,000	3.741	03/07/29	112,857
Natwest Group PLC (United Kingdom)
100,000	6.000	12/19/23	111,433
Royal Bank of Canada, GMTN (Canada)
40,000	1.600	04/17/23	40,725
Sumitomo Mitsui Financial Group, Inc. (Japan)
120,000	3.010	10/19/26	129,962
Toronto-Dominion Bank (The)(b) (Canada)
(5 Year USD Swap + 2.205%)
185,000	3.625	09/15/31	205,812
Toronto-Dominion Bank (The), GMTN (Canada)
40,000	3.500	07/19/23	42,419

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
Westpac Banking Corp. (Australia)
$200,000	2.850%		05/13/26	$217,025
40,000	2.150		06/03/31	40,813

				3,367,834

Basic Industry – 0.0%
Syngenta Finance NV (Switzerland)
20,000	3.125		03/28/22	20,275

Brokerage – 0.0%
Brookfield Finance, Inc. (Canada)
50,000	4.350		04/15/30	58,481
15,000	3.500		03/30/51	15,919

				74,400

Capital Goods – 0.1%
CNH Industrial NV (United Kingdom)
80,000	4.500		08/15/23	85,847

Consumer Noncyclical – 0.4%
AstraZeneca PLC (United Kingdom)
80,000	3.375		11/16/25	87,699
150,000	0.700		04/08/26	147,363
15,000	4.375		11/16/45	19,425
BAT Capital Corp. (United Kingdom)
80,000	5.282		04/02/50	94,083
Bayer US Finance II LLC(c) (Germany)
100,000	3.375		07/15/24	106,203
15,000	4.200		07/15/34	16,943
GlaxoSmithKline Capital PLC (United Kingdom)
100,000	3.000		06/01/24	106,411
GlaxoSmithKline Capital, Inc. (United Kingdom)
150,000	6.375		05/15/38	226,314
20,000	4.200		03/18/43	24,995
Reynolds American, Inc. (United Kingdom)
81,000	5.700		08/15/35	99,120

				928,556

Consumer Products – 0.0%
Koninklijke Philips NV (Netherlands)
15,000	6.875		03/11/38	22,769

Energy – 0.5%
Cenovus Energy, Inc. (Canada)
50,000	5.250		06/15/37	59,726
Enbridge, Inc. (Canada)
110,000	3.125		11/15/29	118,172
15,000	5.500		12/01/46	20,604
(3M USD LIBOR + 3.641%)
15,000	6.250	(b)	03/01/78	16,725
Equinor ASA (Norway)
300,000	3.125		04/06/30	329,251
Shell International Finance BV (Netherlands)
40,000	2.000		11/07/24	41,666
15,000	3.250		05/11/25	16,270
312,000	4.000		05/10/46	371,904
TotalEnergies Capital International SA (France)
100,000	3.127		05/29/50	103,102

				1,077,420

Foreign Corporate Debt – (continued)
Food and Beverage – 0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. (Belgium)
80,000	4.900		02/01/46	102,218
Anheuser-Busch InBev Finance, Inc. (Belgium)
15,000	4.700		02/01/36	18,510
100,000	4.900		02/01/46	127,792
Anheuser-Busch InBev Worldwide, Inc. (Belgium)
300,000	3.500		06/01/30	334,510
46,000	4.375		04/15/38	55,062
40,000	4.600		04/15/48	49,496
40,000	5.550		01/23/49	55,926
40,000	4.750		04/15/58	51,033

				794,547

Forest Products & Paper – 0.1%
Suzano Austria GmbH (Brazil)
200,000	5.000		01/15/30	228,086

Internet – 0.2%
Baidu, Inc. (China)
200,000	3.075		04/07/25	211,996
Tencent Music Entertainment Group (China)
300,000	2.000		09/03/30	290,481

				502,477

Metals – 0.0%
ArcelorMittal SA (Luxembourg)
15,000	4.550		03/11/26	16,950
15,000	4.250		07/16/29	16,830
10,000	7.000		10/15/39	14,425
15,000	6.750		03/01/41	21,323

				69,528

Metals and Mining – 0.1%
Rio Tinto Finance USA Ltd. (Australia)
200,000	3.750		06/15/25	220,151

Mining – 0.3%
Barrick North America Finance LLC (Canada)
60,000	5.750		05/01/43	84,205
Southern Copper Corp. (Peru)
55,000	3.875		04/23/25	59,903
Vale Overseas Ltd. (Brazil)
230,000	6.250		08/10/26	276,863
115,000	3.750		07/08/30	122,454

				543,425

Oil Company-Integrated – 0.7%
Petroleos Mexicanos (Mexico)
300,000	3.500		01/30/23	305,462
225,000	6.875		08/04/26	246,336
100,000	5.350		02/12/28	99,668
250,000	5.950		01/28/31	245,593
130,000	5.625		01/23/46	106,400
Saudi Arabian Oil Co.(c) (Saudi Arabia)
200,000	2.875		04/16/24	209,372
300,000	2.250		11/24/30	298,125

				1,510,956

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Technology – 0.1%
NXP BV / NXP Funding LLC(c) (China)
$40,000	5.350%	03/01/26	$46,635
NXP BV / NXP Funding LLC / NXP USA, Inc.(c) (China)
120,000	3.400	05/01/30	131,495

			178,130

Telecommunications – 0.2%
America Movil SAB de CV (Mexico)
280,000	3.625	04/22/29	307,670
200,000	2.875	05/07/30	211,417

			519,087

Transportation – 0.0%
Canadian National Railway Co. (Canada)
40,000	4.450	01/20/49	51,518

Wireless – 0.2%
Vodafone Group PLC (United Kingdom)
80,000	2.500	09/26/22	81,737
250,000	4.125	05/30/25	277,993
50,000	5.250	05/30/48	66,788

			426,518

Wirelines – 0.1%
Bell Telephone Co of Canada or Bell Canada/The (Canada)
80,000	4.300	07/29/49	97,800
Deutsche Telekom International Finance BV (Germany)
15,000	8.750	06/15/30	22,579

			120,379

TOTAL FOREIGN CORPORATE DEBT
(Cost $10,630,990)			$10,741,903

Foreign Debt Obligations – 3.1%
Sovereign – 3.1%
Abu Dhabi Government International Bond(c) (United Arab Emirates)
$200,000	0.750%	09/02/23	$201,287
400,000	2.125	09/30/24	417,817
200,000	2.500	04/16/25	212,405
200,000	2.700	09/02/70	182,933
China Government International Bond(c) (China)
400,000	0.400	10/21/23	400,199
600,000	0.550	10/21/25	592,927
Colombia Government International Bond (Colombia)
200,000	3.875	04/25/27	212,355
100,000	6.125	01/18/41	118,034
Hungary Government International Bond (Hungary)
16,000	5.375	02/21/23	17,170
Indonesia Government International Bond (Indonesia)
200,000	3.850	10/15/30	226,441
300,000	5.250	01/17/42	379,892
Landwirtschaftliche Rentenbank (Germany)
15,000	3.125	11/14/23	15,909
Malaysia Sovereign Sukuk BHD(c) (Malaysia)
300,000	3.043	04/22/25	321,617

Foreign Debt Obligations – (continued)
Sovereign – (continued)
Mexico Government International Bond (Mexico)
56,000	4.000	10/02/23	60,189
250,000	3.250	04/16/30	263,260
Panama Government International Bond (Panama)
200,000	6.700	01/26/36	275,750
Perusahaan Penerbit SBSN Indonesia III(c) (Indonesia)
400,000	4.550	03/29/26	455,000
200,000	2.800	06/23/30	208,750
Philippine Government International Bond (Philippines)
200,000	3.750	01/14/29	228,417
Province of Alberta Canada (Canada)
15,000	2.200	07/26/22	15,284
50,000	3.300	03/15/28	56,434
Province of British Columbia Canada (Canada)
15,000	2.000	10/23/22	15,302
Province of Ontario Canada (Canada)
30,000	1.050	05/21/27	29,837
30,000	1.600	02/25/31	29,790
Province of Quebec Canada (Canada)
90,000	0.600	07/23/25	88,221
25,000	2.750	04/12/27	27,323
Qatar Government International Bond(c) (Qatar)
280,000	3.400	04/16/25	303,631
200,000	4.817	03/14/49	260,384
Republic of Poland Government International Bond (Poland)
30,000	3.250	04/06/26	33,119
Romanian Government International Bond(c) (Romania)
16,000	3.000	02/14/31	16,683
Russian Foreign Bond – Eurobond(c) (Russia)
200,000	5.250	06/23/47	260,250
Saudi Government International Bond (Saudi Arabia)
300,000	2.900 (c)	10/22/25	321,026
500,000	4.625	10/04/47	600,417
Uruguay Government International Bond (Uruguay)
15,000	4.375	01/23/31	17,756

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $6,862,436)			$6,865,809

Shares	Dividend Rate	Value

Investment Company – 23.4%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
51,438,327	0.026%	$51,438,327
(Cost $51,438,327)

TOTAL INVESTMENTS – 122.9%
(Cost $270,916,573)		$270,236,640

LIABILITIES IN EXCESS OF ASSETS – (22.9)%		(50,406,871)

NET ASSETS – 100.0%		$219,829,769

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ACCESS U.S. AGGREGATE BOND ETF

Schedule of Investments (continued)

August 31, 2021

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $54,285,602 which represents approximately 24.7% of the Fund’s net assets as of August 31, 2021.

(b)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2021.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
GMTN	— Global Medium Term Note
LIBOR	— London Interbank Offered Rate
LP	— Limited Partnership
MTN	— Medium Term Note
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust
SOFR	— Secured Overnight Financing Rate

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments

August 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – 28.8%
FHLMC REMIC(a) (12M USD LIBOR + 1.803%)
$5,472,617	2.180%	10/01/43	$5,778,680
FHLMC REMIC(a) (12M USD LIBOR + 1.781%)
1,182,991	2.146	10/01/44	1,247,287
FHLMC REMIC Series 2003-2682, Class FB(a) (1M USD LIBOR + 0.900%)
229,334	0.996	10/15/33	234,389
FHLMC REMIC Series 2003-2711, Class FA(a) (1M USD LIBOR + 1.000%)
272,977	1.096	11/15/33	280,020
FHLMC REMIC Series 2005-3033, Class FG(a) (1M USD LIBOR + 0.350%)
693,526	0.446	09/15/35	698,435
FHLMC REMIC Series 2007-3298, Class FC(a) (1M USD LIBOR + 0.420%)
239,480	0.516	04/15/37	241,315
FHLMC REMIC Series 2007-3314, Class FC(a) (1M USD LIBOR + 0.400%)
31,941	0.496	12/15/36	32,221
FHLMC REMIC Series 2007-3316, Class FB(a) (1M USD LIBOR + 0.300%)
809,486	0.396	08/15/35	813,878
FHLMC REMIC Series 2007-3371, Class FA(a) (1M USD LIBOR + 0.600%)
147,581	0.696	09/15/37	150,037
FHLMC REMIC Series 2009-3593, Class CF(a) (1M USD LIBOR + 0.600%)
1,751,820	0.696	02/15/36	1,779,933
FHLMC REMIC Series 2011-3895, Class FM(a) (1M USD LIBOR + 0.350%)
174,854	0.446	12/15/40	175,367
FHLMC REMIC Series 2012-4040, Class FW(a) (1M USD LIBOR + 0.370%)
545,642	0.466	05/15/32	547,779
FHLMC REMIC Series 2012-4057, Class FE(a) (1M USD LIBOR + 0.450%)
1,150,148	0.546	06/15/42	1,162,168
FHLMC REMIC Series 2012-4068, Class UF(a) (1M USD LIBOR + 0.500%)
277,920	0.596	06/15/42	280,838
FHLMC REMIC Series 2012-4098, Class MF(a) (1M USD LIBOR + 0.300%)
337,946	0.396	11/15/41	338,267
FHLMC REMIC Series 2012-4126, Class GF(a) (1M USD LIBOR + 0.400%)
2,743,705	0.496	11/15/42	2,759,095
FHLMC REMIC Series 2013-4203, Class QF(a) (1M USD LIBOR + 0.250%)
1,485,417	0.346	05/15/43	1,485,930
FHLMC REMIC Series 2013-4248, Class FL(a) (1M USD LIBOR + 0.450%)
110,289	0.546	05/15/41	111,479
FHLMC REMIC Series 2013-4263, Class FB(a) (1M USD LIBOR + 0.400%)
84,846	0.496	11/15/43	85,581

Mortgage-Backed Securities – (continued)
FHLMC REMIC Series 2013-4272, Class FD(a) (1M USD LIBOR + 0.350%)
96,899	0.446	11/15/43	97,482
FHLMC REMIC Series 2017-4678, Class AF(a) (1M USD LIBOR + 0.400%)
2,761,918	0.500	12/15/42	2,758,674
FHLMC REMIC Series 2017-4719, Class AF(a) (1M USD LIBOR + 0.350%)
4,497,675	0.446	09/15/47	4,535,726
FHLMC REMIC Series 2018-4787, Class ZS
1,481,287	5.000	07/01/48	1,625,083
FHLMC REMIC Series 2018-4818, Class FC(a) (1M USD LIBOR + 0.300%)
344,817	0.396	04/15/48	345,191
FHLMC REMIC Series 2018-4852, Class BF(a) (1M USD LIBOR + 0.400%)
2,218,620	0.496	12/15/48	2,236,684
FHLMC REMIC Series 2019-4897, Class F(a) (1M USD LIBOR + 0.400%)
1,654,298	0.496	07/15/49	1,670,264
FHLMC REMIC Series 2019-4903, Class F(a) (1M USD LIBOR + 0.450%)
297,015	0.546	09/15/48	299,689
FHLMC REMIC Series 2019-4906, Class NF(a) (1M USD LIBOR + 0.400%)
2,430,481	0.500	03/15/38	2,445,954
FHLMC REMIC Series 2019-4942, Class FA(a) (1M USD LIBOR + 0.500%)
1,828,724	0.584	01/25/50	1,844,306
FHLMC REMIC Series 2020-5002, Class FJ(a) (1M USD LIBOR + 0.400%)
270,631	0.484	07/25/50	272,423
FHLMC REMIC Series 2020-5031, Class FA(a) (SOFR + 0.300%)
3,357,996	0.350	08/15/43	3,360,336
FHLMC STRIPS Series 2006-239, Class F22(a) (1M USD LIBOR + 0.350%)
230,766	0.446	08/15/36	232,297
FHLMC STRIPS Series 2006-239, Class F30(a) (1M USD LIBOR + 0.300%)
576,914	0.396	08/15/36	580,354
FNMA REMIC Series 2004-54, Class FL(a) (1M USD LIBOR + 0.400%)
155,842	0.484	07/25/34	156,906
FNMA REMIC Series 2004-54, Class FN(a) (1M USD LIBOR + 0.450%)
381,343	0.534	07/25/34	384,947
FNMA REMIC Series 2005-120, Class FE(a) (1M USD LIBOR + 0.520%)
553,359	0.604	01/25/36	561,140
FNMA REMIC Series 2005-87, Class FE(a) (1M USD LIBOR + 0.450%)
604,427	0.534	10/25/35	610,013
FNMA REMIC Series 2006-110, Class AF(a) (1M USD LIBOR + 0.330%)
3,095,976	0.414	11/25/36	3,115,124

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)
FNMA REMIC Series 2006-16, Class FC(a) (1M USD LIBOR + 0.300%)
$160,457	0.384%	03/25/36	$160,979
FNMA REMIC Series 2006-36, Class FB(a) (1M USD LIBOR + 0.300%)
73,234	0.384	05/25/36	73,601
FNMA REMIC Series 2006-42, Class PF(a) (1M USD LIBOR + 0.410%)
136,214	0.494	06/25/36	137,362
FNMA REMIC Series 2006-44, Class FP(a) (1M USD LIBOR + 0.400%)
1,283,077	0.484	06/25/36	1,293,919
FNMA REMIC Series 2006-61, Class FD(a) (1M USD LIBOR + 0.360%)
250,482	0.444	07/25/36	252,244
FNMA REMIC Series 2006-79, Class DF(a) (1M USD LIBOR + 0.350%)
534,104	0.434	08/25/36	537,393
FNMA REMIC Series 2006-88, Class AF(a) (1M USD LIBOR + 0.460%)
455,727	0.544	09/25/36	460,911
FNMA REMIC Series 2007-35, Class PF(a) (1M USD LIBOR + 0.250%)
90,591	0.334	04/25/37	90,876
FNMA REMIC Series 2007-67, Class FB(a) (1M USD LIBOR + 0.320%)
378,366	0.404	07/25/37	380,436
FNMA REMIC Series 2008-1, Class CF(a) (1M USD LIBOR + 0.700%)
66,484	0.784	02/25/38	67,517
FNMA REMIC Series 2009-110, Class FG(a) (1M USD LIBOR + 0.750%)
305,775	0.834	01/25/40	311,083
FNMA REMIC Series 2010-113, Class FA(a) (1M USD LIBOR + 0.400%)
201,738	0.484	10/25/40	203,432
FNMA REMIC Series 2010-116, Class FE(a) (1M USD LIBOR + 0.400%)
243,159	0.484	10/25/40	245,243
FNMA REMIC Series 2010-141, Class FB(a) (1M USD LIBOR + 0.470%)
153,291	0.554	12/25/40	154,929
FNMA REMIC Series 2010-15, Class FJ(a) (1M USD LIBOR + 0.930%)
472,990	1.014	06/25/36	482,804
FNMA REMIC Series 2010-39, Class FE(a) (1M USD LIBOR + 0.770%)
744,136	0.854	06/25/37	758,385
FNMA REMIC Series 2010-39, Class FG(a) (1M USD LIBOR + 0.920%)
331,784	1.004	03/25/36	340,628
FNMA REMIC Series 2010-46, Class WF(a) (1M USD LIBOR + 0.750%)
2,321,173	0.834	05/25/40	2,382,044
FNMA REMIC Series 2010-49, Class FB(a) (1M USD LIBOR + 0.750%)
222,799	0.834	05/25/40	227,475

Mortgage-Backed Securities – (continued)
FNMA REMIC Series 2010-59, Class FN(a) (1M USD LIBOR + 0.730%)
2,822,683	0.814	06/25/40	2,876,195
FNMA REMIC Series 2011-5, Class PF(a) (1M USD LIBOR + 0.600%)
210,990	0.684	11/25/40	211,800
FNMA REMIC Series 2011-53, Class FT(a) (1M USD LIBOR + 0.580%)
217,321	0.664	06/25/41	220,815
FNMA REMIC Series 2011-87, Class FJ(a) (1M USD LIBOR + 0.550%)
235,327	0.634	09/25/41	238,948
FNMA REMIC Series 2012-101, Class FC(a) (1M USD LIBOR + 0.500%)
172,114	0.584	09/25/42	173,880
FNMA REMIC Series 2012-14, Class BF(a) (1M USD LIBOR + 0.600%)
1,129,758	0.684	03/25/42	1,150,062
FNMA REMIC Series 2012-37, Class BF(a) (1M USD LIBOR + 0.500%)
203,070	0.584	12/25/35	205,622
FNMA REMIC Series 2013-10, Class KF(a) (1M USD LIBOR + 0.300%)
135,704	0.384	02/25/43	136,173
FNMA REMIC Series 2013-130, Class FB(a) (1M USD LIBOR + 0.450%)
144,744	0.534	01/25/44	146,258
FNMA REMIC Series 2013-19, Class DF(a) (1M USD LIBOR + 0.300%)
1,070,289	0.384	09/25/41	1,072,196
FNMA REMIC Series 2013-2, Class QF(a) (1M USD LIBOR + 0.500%)
107,342	0.584	02/25/43	108,501
FNMA REMIC Series 2014-17, Class FE(a) (1M USD LIBOR + 0.550%)
1,239,202	0.634	04/25/44	1,257,266
FNMA REMIC Series 2014-28, Class FD(a) (1M USD LIBOR + 0.450%)
3,516,323	0.534	05/25/44	3,551,399
FNMA REMIC Series 2014-47, Class AF(a) (1M USD LIBOR + 0.350%)
508,088	0.450	08/25/44	506,609
FNMA REMIC Series 2015-27, Class KF(a) (1M USD LIBOR + 0.300%)
142,265	0.384	05/25/45	142,799
FNMA REMIC Series 2015-87, Class BF(a) (1M USD LIBOR + 0.300%)
548,395	0.384	12/25/45	550,655
FNMA REMIC Series 2016-49, Class EF(a) (1M USD LIBOR + 0.400%)
1,266,586	0.484	08/25/46	1,276,888
FNMA REMIC Series 2017-16, Class FA(a) (1M USD LIBOR + 0.450%)
1,043,580	0.534	03/25/47	1,052,992
FNMA REMIC Series 2017-91, Class GF(a) (1M USD LIBOR + 0.350%)
2,470,584	0.434	11/25/47	2,483,841

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Securities – (continued)
FNMA REMIC Series 2018-15, Class JF(a) (1M USD LIBOR + 0.300%)
$1,380,349	0.384%	03/25/48	$1,385,533
FNMA REMIC Series 2018-3385, Class MA
1,634,951	4.500	06/01/48	1,765,813
FNMA REMIC Series 2019-41, Class FM(a) (1M USD LIBOR + 0.450%)
1,992,094	0.534	08/25/49	2,003,828
FNMA REMIC Series 2019-6, Class KF(a) (1M USD LIBOR + 0.450%)
2,956,612	0.534	03/25/49	2,985,844
FNMA REMIC Series 2020-6347, Class BM(a) (12M USD LIBOR + 1.737%)
1,759,505	2.124	02/01/41	1,859,742
GNMA Series 2004-59, Class FP(a) (1M USD LIBOR + 0.300%)
559,442	0.396	08/16/34	561,969
GNMA Series 2005-4, Class FA(a) (1M USD LIBOR + 0.370%)
515,833	0.466	01/16/35	518,737
GNMA Series 2007-59, Class FA(a) (1M USD LIBOR + 0.500%)
156,785	0.588	10/20/37	159,108
GNMA Series 2013-99, Class PF(a) (1M USD LIBOR + 0.300%)
2,220,909	0.388	07/20/43	2,231,553
GNMA Series 2019-110, Class F(a) (1M USD LIBOR + 0.450%)
2,940,945	0.538	09/20/49	2,965,184
GNMA Series 2019-56, Class FB(a) (1M USD LIBOR + 0.450%)
2,984,000	0.538	05/20/49	3,024,277
GNMA Series 2019-58, Class FA(a) (1M USD LIBOR + 0.400%)
1,619,542	0.488	05/20/49	1,630,552
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP2, Class ASB
627,013	2.713	08/15/49	651,232
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class ASB
588,222	3.540	08/15/48	618,932
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C7, Class A3
265,842	2.655	02/15/46	267,329
Wells Fargo Commercial Mortgage Trust Series 2013-LC12, Class A4(a)
700,000	4.218	07/15/46	736,178
WFRBS Commercial Mortgage Trust Series 2012-C10, Class A3
537,000	2.875	12/15/45	548,451

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $94,876,873)			$95,173,714

Asset- Backed Securities – 23.0%
Access to Loans for Learning Student Loan Corp., Series 2010-I, Class A3(a) (3M USD LIBOR + 0.800%)
$827,364	0.913%	04/25/37	$835,661
Access to Loans for Learning Student Loan Corp., Series 2012-1, Class A(a) (1M USD LIBOR + 0.700%)
24,966	0.784	07/25/36	24,886
American Express Credit Account Master Trust, Series 2017-2, Class A(a) (1M USD LIBOR + 0.450%)
135,000	0.546	09/16/24	135,246

Asset- Backed Securities – (continued)
American Express Credit Account Master Trust, Series 2019-3, Class A
1,070,000	2.000	04/15/25	1,090,169
Anchorage Capital CLO 4-R Ltd., Series 2018-4RA, Class A(a)(b) (3M USD LIBOR + 1.050%) (Cayman Islands)
1,000,000	1.182	01/28/31	1,001,029
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class AR(a)(b) (3M USD LIBOR + 0.830%) (Cayman Islands)
136,421	0.954	11/17/27	136,430
Atrium XII, Series 2017-12A, Class AR(a)(b) (3M USD LIBOR + 0.830%) (Cayman Islands)
238,642	0.968	04/22/27	238,759
BA Credit Card Trust, Series 2021-A1, Class A1
500,000	0.440	09/15/26	499,713
Barings CLO Ltd., Series 2018-3A, Class A1(a)(b) (3M USD LIBOR + 0.950%) (Cayman Islands)
500,000	1.084	07/20/29	499,921
BlueMountain CLO Ltd., Series 2017-2A, Class A1R(a)(b) (3M USD LIBOR + 1.180%) (Cayman Islands)
980,386	1.318	10/22/30	980,849
BlueMountain CLO Ltd., Series 2018-2A, Class A1R(a)(b) (3M USD LIBOR + 0.930%) (Cayman Islands)
420,220	1.064	07/18/27	420,348
Brazos Higher Education Authority, Inc., Series 2010-1, Class A1(a) (3M USD LIBOR + 0.900%)
50,951	1.029	05/25/29	50,966
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2(a) (3M USD LIBOR + 0.800%)
837,319	0.929	02/25/30	840,679
Brazos Higher Education Authority, Inc., Series 2011-2, Class A2(a) (3M USD LIBOR + 0.850%)
52,935	0.975	07/25/29	53,062
BX, Series 2021-MFM1, Class A(a)(b) (1M USD LIBOR + 0.700%)
100,000	0.796	01/15/34	100,094
BXHPP Trust, Series 2021-FILM, Class A(a)(b) (1M USD LIBOR + 0.650%)
1,850,000	0.746	08/15/36	1,851,331
Capital One Multi-Asset Execution Trust, Series 2016-A7, Class A7(a) (1M USD LIBOR + 0.510%)
300,000	0.606	09/16/24	300,317
CARDS II Trust, Series 2021-1A, Class A(b) (Canada)
1,125,000	0.602	04/15/27	1,127,738
Carlyle US CLO Ltd., Series 2021-2A, Class A1R(a)(b) (3M USD LIBOR + 1.050%) (Cayman Islands)
2,000,000	1.184	07/20/31	2,000,546
Chase Issuance Trust, Series 2020-A1, Class A1
400,000	1.530	01/15/25	407,058
CIFC Funding Ltd., Series 2017-3A, Class A1(a)(b) (3M USD LIBOR + 1.220%) (Cayman Islands)
2,350,000	1.354	07/20/30	2,351,231
CIFC Funding Ltd., Series 2021-2A, Class AR(a)(b) (3M USD LIBOR + 0.950%) (Cayman Islands)
500,000	1.084	04/20/30	500,061
CIM Retail Portfolio Trust, Series 2021-RETL, Class A(a)(b) (1M USD LIBOR + 1.400%)
650,000	1.496	08/15/36	650,812

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – (continued)
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class A4
$500,000	4.023%	03/10/47	$534,871
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A5
600,000	3.855	05/10/47	644,642
COMM Mortgage Trust, Series 2013-CR12, Class A4
800,000	4.046	10/10/46	852,197
COMM Mortgage Trust, Series 2013-CR7, Class A4
427,573	3.213	03/10/46	442,330
COMM Mortgage Trust, Series 2013-CR8, Class A5(a)
700,000	3.612	06/10/46	733,876
COMM Mortgage Trust, Series 2013-CR9, Class A4(a)
322,746	4.388	07/10/45	341,046
COMM Mortgage Trust, Series 2015-CR24, Class ASB
433,214	3.445	08/10/48	454,999
COMM Mortgage Trust, Series 2021-LBA, Class A(a)(b) (1M USD LIBOR + 0.690%)
900,000	0.786	03/15/38	900,559
DBJPM Mortgage Trust, Series 2016-C3, Class ASB
364,991	2.756	08/10/49	380,304
Discover Card Execution Note Trust, Series 2017-A7, Class A7(a) (1M USD LIBOR + 0.360%)
150,000	0.456	04/15/25	150,514
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR(a)(b) (3M USD LIBOR + 0.900%) (Cayman Islands)
214,776	1.026	10/15/27	214,805
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR(a)(b) (3M USD LIBOR + 0.900%) (Cayman Islands)
245,968	1.026	04/15/29	245,595
Edsouth Indenture No 10 LLC, Series 2015-2, Class A(a)(b) (1M USD LIBOR + 1.000%)
144,983	1.084	12/25/56	146,108
Edsouth Indenture No 2 LLC, Series 2012-1, Class A1(a)(b) (1M USD LIBOR + 1.150%)
203,287	1.234	09/25/40	203,800
Edsouth Indenture No 3 LLC, Series 2012-2, Class A(a)(b) (1M USD LIBOR + 0.730%)
45,518	0.814	04/25/39	45,724
Educational Funding of the South, Inc., Series 2011-1, Class A2(a) (3M USD LIBOR + 0.650%)
1,167,524	0.775	04/25/35	1,170,767
EFS Volunteer LLC, Series 2010-1, Class A2(a)(b) (3M USD LIBOR + 0.850%)
840,724	0.975	10/25/35	840,601
Extended Stay America Trust, Series 2021-ESH, Class A(a)(b) (1M USD LIBOR + 1.080%)
1,450,000	1.176	07/15/38	1,454,531
Ford Credit Auto Owner Trust, Series 2017-1, Class A(b)
1,450,000	2.620	08/15/28	1,466,285
Ford Credit Auto Owner Trust, Series 2018-2, Class A(b)
1,500,000	3.470	01/15/30	1,585,247
Ford Credit Floorplan Master Owner Trust A, Series 2018-2, Class A
1,000,000	3.170	03/15/25	1,044,240

Asset- Backed Securities – (continued)
Gallatin CLO VIII Ltd., Series 2017-1A, Class A(a)(b) (3M USD LIBOR + 1.300%) (Cayman Islands)
432,311	1.426	07/15/27	432,482
GCO Education Loan Funding Trust, Series 2006-1, Class A10L(a) (3M USD LIBOR + 0.190%)
372,565	0.319	02/27/28	370,632
GMF Floorplan Owner Revolving Trust, Series 2020-2, Class A(b)
1,000,000	0.690	10/15/25	1,004,300
Goal Capital Funding Trust, Series 2010-1, Class A(a)(b) (3M USD LIBOR + 0.700%)
324,504	0.829	08/25/48	326,015
Great Wolf Trust, Series 2019-WOLF, Class A(a)(b) (1M USD LIBOR + 1.034%)
750,000	1.130	12/15/36	750,001
HalseyPoint CLO 3 Ltd., Series 2020-3A, Class A1A(a)(b) (3M USD LIBOR + 1.450%) (Cayman Islands)
500,000	1.579	11/30/32	502,403
Hayfin US Ltd., Series 2018-8A, Class A(a)(b) (3M USD LIBOR + 1.120%) (Cayman Islands)
3,000,000	1.254	04/20/31	3,000,033
Higher Education Funding I, Series 2014-1, Class A(a)(b) (3M USD LIBOR + 1.050%)
1,343,637	1.179	05/25/34	1,349,796
Honda Auto Receivables Owner Trust, Series 2019-4, Class A3
932,162	1.830	01/18/24	941,054
ICG US CLO Ltd., Series 2018-1A, Class A1R(a)(b) (3M USD LIBOR + 1.140%) (Cayman Islands)
885,407	1.274	10/19/28	885,561
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C10, Class ASB
660,720	2.702	12/15/47	670,669
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A4(a)
821,089	3.994	01/15/46	855,028
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class ASB
450,533	3.566	02/15/47	464,175
KKR Industrial Portfolio Trust, Series 2021-KDIP, Class A(a)(b) (1M USD LIBOR + 0.550%)
1,440,000	0.646	12/15/37	1,440,447
KnowledgeWorks Foundation, Series 2010-1, Class A(a) (3M USD LIBOR + 0.950%)
328,893	1.079	02/25/42	329,613
LCM LP, Series 2021-15A, Class AR2(a)(b) (3M USD LIBOR + 1.000%) (Cayman Islands)
2,300,000	1.134	07/20/30	2,300,281
LCM XX LP, Series 2018-20A, Class AR(a)(b) (3M USD LIBOR + 1.040%) (Cayman Islands)
1,148,426	1.174	10/20/27	1,148,870
Madison Park Funding Ltd., Series 2021-37A, Class AR(a)(b) (3M USD LIBOR + 1.070%) (Cayman Islands)
1,500,000	1.210	07/15/33	1,500,285
Marathon CLO Ltd., Series 2021-1A, Class AANR(a)(b) (3M USD LIBOR + 1.320%) (Cayman Islands)
2,200,000	1.446	04/15/32	2,200,000
Master Credit Card Trust, Series 2021-1A, Class A(b) (Canada)
1,400,000	0.530	11/21/25	1,400,383

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Asset- Backed Securities – (continued)
Mercedes-Benz Auto Lease Trust 2021-B, Series 2021-B, Class A3
$850,000	0.400%	11/15/24	$850,699
Navient Student Loan Trust, Series 2016-6A, Class A2(a)(b) (1M USD LIBOR + 0.750%)
474,215	0.834	03/25/66	474,691
Nelnet Student Loan Trust, Series 2014-2A, Class A2(a)(b) (1M USD LIBOR + 0.600%)
512,622	0.684	03/25/30	513,567
Nelnet Student Loan Trust, Series 2014-4A, Class A1(a)(b) (1M USD LIBOR + 0.540%)
608,511	0.624	11/27/39	611,888
Nelnet Student Loan Trust, Series 2016-1A, Class A(a)(b) (1M USD LIBOR + 0.800%)
551,643	0.884	09/25/65	550,995
Nissan Auto Lease Trust, Series 2020-A, Class A3
144,039	1.840	01/17/23	145,019
Northstar Education Finance, Inc., Series 2012-1, Class A(a)(b) (1M USD LIBOR + 0.700%)
128,085	0.784	12/26/31	128,672
NorthStar Student Loan Trust III, Series 2016-1, Class A(a)(b) (1M USD LIBOR + 1.250%)
2,065,563	1.334	05/27/36	2,075,931
ONE PARK Mortgage Trust, Series 2021-PARK, Class A(a)(b) (1M USD LIBOR + 0.700%)
908,000	0.796	03/15/36	908,634
OZLM Ltd., Series 2017-11A, Class A1R(a)(b) (3M USD LIBOR + 1.250%) (Cayman Islands)
247,297	1.379	10/30/30	247,411
Pennsylvania Higher Education Assistance Agency, Series 2009-1, Class A1(a) (3M USD LIBOR + 0.900%)
104,274	1.025	07/25/29	104,338
Rhode Island Student Loan Authority, Series 2012-1, Class A1(a) (1M USD LIBOR + 0.900%)
1,039,142	0.986	07/01/31	1,042,993
Rhode Island Student Loan Authority, Series 2014-1, Class A1(a) (1M USD LIBOR + 0.700%)
182,989	0.786	10/02/28	182,771
Shackleton 2015-VIII CLO Ltd., Series 2017-8A, Class A2R(a)(b) (3M USD LIBOR + 0.920%) (Cayman Islands)
351,588	1.054	10/20/27	351,636
SLC Student Loan Trust, Series 2005-3, Class A3(a) (3M USD LIBOR + 0.120%)
774,488	0.239	06/15/29	772,883
SLC Student Loan Trust, Series 2005-5, Class A4(a) (3M USD LIBOR + 0.140%)
844,906	0.265	10/25/28	840,791
SLC Student Loan Trust, Series 2007-1, Class A4(a) (3M USD LIBOR + 0.060%)
1,811,511	0.185	05/15/29	1,794,145
SLC Student Loan Trust, Series 2010-1, Class A(a) (3M USD LIBOR + 0.875%)
410,162	1.004	11/25/42	412,421
SLM Student Loan Trust, Series 2003-11, Class A6(a)(b) (3M USD LIBOR + 0.550%)
116,007	0.669	12/15/25	115,969

Asset- Backed Securities – (continued)
SLM Student Loan Trust, Series 2003-14, Class A6(a) (3M USD LIBOR + 0.300%)
188,819	0.425	07/25/25	187,957
SLM Student Loan Trust, Series 2004-1, Class A4(a) (3M USD LIBOR + 0.260%)
235,617	0.385	10/27/25	234,560
SLM Student Loan Trust, Series 2005-7, Class A4(a) (3M USD LIBOR + 0.150%)
250,393	0.275	10/25/29	248,585
SLM Student Loan Trust, Series 2018-10, Class A7B(a)(b) (3M USD LIBOR + 0.600%)
157,782	0.725	10/25/29	157,130
SOUND POINT CLO Ltd., Series 2021-1A, Class AR(a)(b) (3M USD LIBOR + 1.080%) (Cayman Islands)
600,000	1.193	01/20/32	600,136
South Carolina Student Loan Corp., Series 2014-1, Class A1(a) (1M USD LIBOR + 0.750%)
301,778	0.836	05/01/30	302,015
STWD Trust, Series 2021-FLWR, Class A(a)(b) (1M USD LIBOR + 0.577%)
1,350,000	0.673	07/15/36	1,348,737
TCW CLO AMR Ltd., Series 2021-1A, Class ASNR(a)(b) (3M USD LIBOR + 1.220%) (Cayman Islands)
1,100,000	1.345	08/16/34	1,100,113
Tralee CLO II Ltd., Series 2017-1A, Class AR(a)(b) (3M USD LIBOR + 1.320%) (Cayman Islands)
610,316	1.454	07/20/29	610,210
Trimaran Cavu 2021-1 Ltd., Series 2021-1A, Class A(a)(b) (3M USD LIBOR + 1.210%) (Cayman Islands)
1,000,000	1.348	04/23/32	1,000,127
Trysail CLO 2021-1 Ltd., Series 2021-1A, Class A1(a)(b) (3M USD LIBOR + 1.320%) (Cayman Islands)
3,000,000	1.461	07/20/32	3,006,813
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class AAB
206,878	2.687	03/10/46	209,991
Utah State Board of Regents, Series 2016-1, Class A(a) (1M USD LIBOR + 0.750%)
167,814	0.834	09/25/56	167,577
Voya CLO 2019-2 Ltd., Series 2019-2A, Class A(a)(b) (3M USD LIBOR + 1.270%) (Cayman Islands)
700,000	1.404	07/20/32	700,085
Voya CLO Ltd., Series 2015-1A, Class A1R(a)(b) (3M USD LIBOR + 0.900%) (Cayman Islands)
271,716	1.034	01/18/29	271,806
Wellfleet CLO Ltd., Series 2019-1A, Class AR3(a)(b) (3M USD LIBOR + 1.280%) (Cayman Islands)
983,893	1.414	07/20/29	983,999
Wells Fargo Commercial Mortgage Trust 2015-C31, Series 2015-C31, Class ASB
118,145	3.487	11/15/48	124,587
Zais CLO Ltd., Series 2021-15A, Class A1R(a)(b) (3M USD LIBOR + 1.350%) (Cayman Islands)
1,000,000	1.454	07/28/32	1,000,089

TOTAL ASSET- BACKED SECURITIES
(Cost $76,124,213)			$76,201,946

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 20.6%
Banks – 5.3%
Bank of America Corp.(a), GMTN
(3M USD LIBOR + 0.930%)
$1,100,000	2.816%		07/21/23	$1,123,552
Bank of America Corp.(a), MTN
(3M Bloomberg Short Term Bank Yield + 0.430%)
2,000,000	0.529		05/28/24	2,001,060
BBVA USA
1,000,000	2.875		06/29/22	1,019,539
Charles Schwab Corp. (The)(a)
(SOFR + 0.500%)
1,000,000	0.550		03/18/24	1,006,100
Citigroup, Inc.(a)
(SOFR + 0.870%)
740,000	0.920		11/04/22	740,864
(SOFR + 0.867%)
935,000	2.312		11/04/22	938,134
(3M USD LIBOR + 0.722%)
709,000	3.142		01/24/23	716,715
Discover Bank
2,000,000	3.350		02/06/23	2,078,576
Fifth Third Bancorp
600,000	2.600		06/15/22	609,987
Fifth Third Bank NA(a)
(3M USD LIBOR + 0.640%)
500,000	0.766		02/01/22	501,308
JPMorgan Chase & Co.(a)
(3M USD LIBOR + 0.695%)
2,807,000	3.207		04/01/23	2,854,297
Morgan Stanley(a), GMTN
(SOFR + 0.700%)
1,200,000	0.750		01/20/23	1,202,331
MUFG Union Bank NA
300,000	3.150		04/01/22	304,419
500,000	2.100		12/09/22	510,783
Wells Fargo Bank NA(a)
(3M USD LIBOR + 0.510%)
750,000	0.648		10/22/21	750,228
(3M USD LIBOR + 0.650%)
1,171,000	2.082		09/09/22	1,171,433

				17,529,326

Brokerage – 0.7%
Intercontinental Exchange, Inc.
1,000,000	0.700		06/15/23	1,004,357
(3M USD LIBOR + 0.650%)
1,200,000	0.769	(a)	06/15/23	1,200,133

				2,204,490

Capital Goods – 0.3%
3M Co.
683,000	1.750		02/14/23	697,132
Roper Technologies, Inc.
450,000	3.125		11/15/22	461,812

				1,158,944

Corporate Obligations – (continued)
Communications – 0.1%
Moody’s Corp.
400,000	4.500		09/01/22	412,098

Consumer Cyclical – 1.1%
7-Eleven, Inc.(b)
(3M USD LIBOR + 0.450%)
650,000	0.578	(a)	08/10/22	650,148
591,000	0.625		02/10/23	591,211
Dollar Tree, Inc.
750,000	3.700		05/15/23	788,623
General Motors Financial Co., Inc.
(3M USD LIBOR + 1.310%)
900,000	1.457	(a)	06/30/22	907,320
300,000	3.700		05/09/23	313,602
Ralph Lauren Corp.
400,000	1.700		06/15/22	404,469

				3,655,373

Consumer Noncyclical – 1.3%
AbbVie, Inc.
(3M USD LIBOR + 0.460%)
325,000	0.587	(a)	11/19/21	325,249
700,000	3.250		10/01/22	716,825
1,500,000	3.200		11/06/22	1,542,608
Biogen, Inc.
1,079,000	3.625		09/15/22	1,115,436
Gilead Sciences, Inc.(a)
(3M USD LIBOR + 0.520%)
750,000	0.666		09/29/23	750,191

				4,450,309

Consumer Products – 0.2%
Clorox Co. (The)
500,000	3.800		11/15/21	503,530

Electric – 3.6%
American Electric Power Co., Inc.(a), Series A
(3M USD LIBOR + 0.480%)
625,000	0.606		11/01/23	625,459
Atmos Energy Corp.
(3M USD LIBOR + 0.380%)
747,000	0.503	(a)	03/09/23	747,000
423,000	0.625		03/09/23	423,044
CenterPoint Energy Resources Corp.
(3M USD LIBOR + 0.500%)
1,250,000	0.620	(a)	03/02/23	1,249,033
900,000	0.700		03/02/23	900,090
CenterPoint Energy, Inc.(a)
(SOFR + 0.650%)
881,000	0.700		05/13/24	882,065
DTE Energy Co., Series H
1,119,000	0.550		11/01/22	1,121,904
Duke Energy Corp.(a)
(SOFR + 0.250%)
850,000	0.296		06/10/23	849,701
Entergy Corp.
580,000	4.000		07/15/22	594,781

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)
Electric – (continued)
NextEra Energy Capital Holdings, Inc.(a)
(3M USD LIBOR + 0.270%)
$1,245,000	0.401%	02/22/23	$1,245,096
(SOFR + 0.540%)
500,000	0.590	03/01/23	501,682
OGE Energy Corp.
226,000	0.703	05/26/23	225,954
Oklahoma Gas and Electric Co.
522,000	0.553	05/26/23	522,113
PPL Electric Utilities Corp.(a)
(SOFR + 0.330%)
620,000	0.381	06/24/24	620,116
Southern Co. (The)
1,500,000	2.950	07/01/23	1,562,443

			12,070,481

Energy – 0.9%
Baker Hughes a GE Co. LLC / Baker Hughes Co.-Obligor, Inc.
500,000	2.773	12/15/22	514,926
Marathon Petroleum Corp.
400,000	4.500	05/01/23	424,012
MPLX LP
500,000	3.500	12/01/22	517,256
Pioneer Natural Resources Co.
1,436,000	0.550	05/15/23	1,435,251

			2,891,445

Financial Company – 0.8%
Air Lease Corp.
1,852,000	3.500	01/15/22	1,873,316
350,000	2.625	07/01/22	355,734
500,000	3.875	07/03/23	528,027

			2,757,077

Healthcare – 1.3%
AmerisourceBergen Corp.
1,879,000	0.737	03/15/23	1,881,781
Cigna Corp.
2,250,000	3.050	11/30/22	2,320,305

			4,202,086

Insurance – 2.3%
AIG Global Funding(a)(b)
(SOFR + 0.380%)
752,000	0.428	12/15/23	753,579
Athene Global Funding(a)(b)
(3M USD LIBOR + 0.730%)
1,500,000	0.865	01/08/24	1,507,439
Equitable Financial Life Global Funding(b)
1,126,000	0.500	04/06/23	1,127,857
Guardian Life Global Funding(b)
575,000	2.500	05/08/22	584,058
Jackson National Life Global Funding(a)(b)
(SOFR + 0.600%)
1,300,000	0.650	01/06/23	1,305,874
Markel Corp.
600,000	4.900	07/01/22	621,391

Corporate Obligations – (continued)
Insurance – (continued)
Principal Life Global Funding II(a)(b)
(SOFR + 0.450%)
353,000	0.500%	04/12/24	353,864
(SOFR + 0.380%)
563,000	0.430	08/23/24	564,685
Protective Life Global Funding(b)
626,000	0.502	04/12/23	627,039

			7,445,786

REITs and Real Estate – 0.4%
Public Storage(a) (SOFR + 0.470%)
1,385,000	0.520	04/23/24	1,385,797

Technology – 0.7%
Fidelity National Information Services, Inc.
800,000	0.375	03/01/23	799,862
Hewlett Packard Enterprise Co.
400,000	4.400	10/15/22	414,848
1,000,000	2.250	04/01/23	1,025,960

			2,240,670

Transportation – 0.8%
Penske Truck Leasing Co. LP / PTL Finance Corp.(b)
1,390,000	4.250	01/17/23	1,459,956
Ryder System, Inc., MTN
1,000,000	3.750	06/09/23	1,054,833

			2,514,789

Wireless – 0.8%
AT&T, Inc.(a)
(SOFR + 0.640%)
1,500,000	0.690	03/25/24	1,502,797
Verizon Communications, Inc.(a)
(SOFR + 0.500%)
1,300,000	0.550	03/22/24	1,307,347

			2,810,144

TOTAL CORPORATE OBLIGATIONS
(Cost $68,173,077)			$68,232,345

Foreign Corporate Debt – 18.7%
Aerospace & Defense – 0.1%
BAE Systems PLC(b) (United Kingdom)
$410,000	4.750%	10/11/21	$411,950

Banks – 12.8%
Australia & New Zealand Banking Group Ltd. (Australia)
600,000	2.550	11/23/21	603,233
Banco Santander SA(a) (Spain)
(3M USD LIBOR + 1.090%)
800,000	1.221	02/23/23	809,353
Bank of Montreal(a), MTN (Canada)
(SOFR + 0.680%)
1,450,000	0.726	03/10/23	1,460,981
Bank of Nova Scotia (The)(a) (Canada)
(SOFR + 0.550%)
1,200,000	0.598	09/15/23	1,207,756

The accompanying notes are an integral part of these financial statements.	99

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Schedule of Investments (continued)

August 31, 2021

Principal Amount	Interest Rate		Maturity Date	Value

Foreign Corporate Debt – (continued)
Banks – (continued)
Banque Federative du Credit Mutuel SA(b) (France)
$1,253,000	2.125%		11/21/22	$1,281,565
Barclays PLC (United Kingdom)
1,000,000	3.684		01/10/23	1,011,702
(3M USD LIBOR + 1.400%)
610,000	4.610	(a)	02/15/23	621,554
BPCE SA(a), MTN (France)
(3M USD LIBOR + 0.880%)
250,000	1.001		05/31/22	251,529
Canadian Imperial Bank of Commerce(a) (Canada)
(SOFR + 0.800%)
1,395,000	0.850		03/17/23	1,408,289
Commonwealth Bank of Australia(b) (Australia)
900,000	2.750		03/10/22	911,984
Cooperatieve Rabobank UA (Netherlands)
900,000	3.875		02/08/22	914,524
Deutsche Bank NY (Germany)
976,000	0.720		11/08/21	977,035
DNB Bank ASA(a)(b) (Norway)
(3M USD LIBOR + 0.620%)
850,000	0.740		12/02/22	855,680
Federation des Caisses Desjardins du Quebec(a)(b) (Canada)
(SOFR + 0.430%)
1,500,000	0.481		05/21/24	1,503,928
HSBC Holdings PLC(a) (United Kingdom)
(3M USD LIBOR + 1.055%)
1,373,000	3.262		03/13/23	1,394,099
ING Groep NV (Netherlands)
(3M USD LIBOR + 1.150%)
200,000	1.296	(a)	03/29/22	201,219
750,000	3.150		03/29/22	762,539
Intesa Sanpaolo SpA(b) (Italy)
800,000	3.125		07/14/22	818,286
500,000	3.375		01/12/23	518,260
Lloyds Banking Group PLC (United Kingdom)
750,000	4.050		08/16/23	800,810
Macquarie Bank Ltd.(b) (Australia)
400,000	2.100		10/17/22	408,373
Mitsubishi UFJ Financial Group, Inc. (Japan)
(3M USD LIBOR + 1.060%)
400,000	1.179	(a)	09/13/21	400,131
600,000	2.190		09/13/21	600,363
Mizuho Bank Ltd.(b) (Japan)
1,175,000	2.950		10/17/22	1,209,952
Mizuho Financial Group, Inc.(a) (Japan)
(3M USD LIBOR + 1.140%)
410,000	1.259		09/13/21	410,143
(3M USD LIBOR + 0.940%)
600,000	1.061		02/28/22	602,543
MUFG Bank Ltd.(b) (Japan)
800,000	2.850		09/08/21	800,346
National Australia Bank Ltd.(a)(b) (Australia)
(3M USD LIBOR + 0.890%)
250,000	1.009		01/10/22	250,777

Foreign Corporate Debt – (continued)
Banks – (continued)
National Bank of Canada(a), MTN (Canada)
(SOFR + 0.300%)
2,000,000	0.350		05/16/23	2,001,319
Nationwide Building Society(b) (United Kingdom)
3,000,000	2.000		01/27/23	3,071,412
Natwest Group PLC(a) (United Kingdom)
(3M USD LIBOR + 1.480%)
546,000	3.498		05/15/23	557,596
NatWest Markets PLC(b) (United Kingdom)
1,500,000	3.625		09/29/22	1,554,223
1,000,000	2.375		05/21/23	1,033,919
Royal Bank of Canada(a), MTN (Canada)
(SOFR + 0.450%)
800,000	0.500		10/26/23	804,293
Santander UK Group Holdings PLC (United Kingdom)
750,000	3.571		01/10/23	758,412
Standard Chartered PLC(a)(b) (United Kingdom)
(3M USD LIBOR + 1.150%)
1,200,000	4.247		01/20/23	1,217,286
(SOFR + 1.250%)
1,750,000	1.300		10/14/23	1,766,853
Sumitomo Mitsui Banking Corp.(b) (Japan)
500,000	3.950		01/12/22	506,710
Sumitomo Mitsui Financial Group, Inc. (Japan)
530,000	2.784		07/12/22	541,749
(3M USD LIBOR + 0.740%)
1,020,000	0.874	(a)	01/17/23	1,027,725
Swedbank AB(b) (Sweden)
700,000	1.300		06/02/23	710,893
Toronto-Dominion Bank (The)(a), MTN (Canada)
(SOFR + 0.480%)
1,000,000	0.530		01/27/23	1,004,817
UBS AG/London(a)(b) (Switzerland)
(SOFR + 0.360%)
1,550,000	0.410		02/09/24	1,558,303
(SOFR + 0.450%)
1,144,000	0.500		08/09/24	1,149,465

				42,261,929

Brokerage – 0.3%
Daiwa Securities Group, Inc.(b) (Japan)
894,000	3.129		04/19/22	909,953

Capital Goods – 0.2%
Siemens Financieringsmaatschappij NV(a)(b) (Germany) (SOFR + 0.430%)
620,000	0.480		03/11/24	623,868

Consumer Cyclical – 1.7%
BMW US Capital LLC(a)(b) (Germany)
(SOFR + 0.530%)
1,040,000	0.580		04/01/24	1,050,414
Daimler Finance North America LLC(b) (Germany)
1,400,000	2.850		01/06/22	1,412,470
1,000,000	1.750		03/10/23	1,019,187
Volkswagen Group of America Finance LLC(b) (Germany)
1,993,000	0.750		11/23/22	2,000,214

				5,482,285

100	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS ULTRA SHORT BOND ETF

Principal Amount	Interest Rate	Maturity Date	Value

Foreign Corporate Debt – (continued)
Consumer Noncyclical – 0.5%
BAT Capital Corp. (United Kingdom)
$700,000	2.764%	08/15/22	$714,770
BAT International Finance PLC(b) (United Kingdom)
430,000	3.250	06/07/22	438,811
Bayer US Finance LLC(b) (Germany)
665,000	3.000	10/08/21	666,795

			1,820,376

Consumer Products – 0.2%
Reckitt Benckiser Treasury Services PLC(b) (United Kingdom)
500,000	2.375	06/24/22	507,904

Energy – 0.3%
Enbridge, Inc.(a) (Canada)
(3M USD LIBOR + 0.500%)
550,000	0.625	02/18/22	550,839
(SOFR + 0.400%)
401,000	0.450	02/17/23	401,693

			952,532

Food and Beverage – 1.4%
Coca-Cola Europacific Partners PLC(b) (United Kingdom)
1,917,000	0.500	05/05/23	1,915,196
Danone SA(b) (France)
1,216,000	3.000	06/15/22	1,241,580
Heineken NV(b) (Netherlands)
298,000	2.750	04/01/23	308,143
Suntory Holdings Ltd.(b) (Japan)
1,000,000	2.550	06/28/22	1,015,639

			4,480,558

Hardware – 0.3%
Panasonic Corp.(b) (Japan)
1,000,000	2.536	07/19/22	1,016,387

Internet – 0.1%
Alibaba Group Holding Ltd. (China)
500,000	3.125	11/28/21	501,112

Metals and Mining – 0.2%
Glencore Finance Canada Ltd.(b) (Switzerland)
400,000	4.950	11/15/21	403,592
366,000	4.250	10/25/22	381,137

			784,729

Mining – 0.3%
Anglo American Capital PLC(b) (South Africa)
1,040,000	4.125	09/27/22	1,077,950

Wireless – 0.3%
NTT Finance Corp.(b) (Japan)
1,007,000	0.373	03/03/23	1,007,075

TOTAL FOREIGN CORPORATE DEBT
(Cost $61,707,546)			$61,838,608

Certificates of Deposit – 1.5%
Bank of China Ltd.(c) (China)
1,000,000	0.397	11/19/21	999,560
Bayerische Landesbank(c) (3M USD LIBOR + 0.470%) (Germany)
500,000	0.588	02/03/22	500,820
Credit Suisse AG(c) (Switzerland)
2,000,000	0.590	03/17/23	2,002,421
National Bank Of Kuwait SAKP(b)(c) (Kuwait)
1,400,000	0.260	11/29/21	1,400,098

TOTAL CERTIFICATES OF DEPOSIT
(Cost $4,899,142)			$4,902,899

Shares	Dividend Rate	Value

Investment Company – 7.8%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
25,760,750	0.026%	$25,760,750
(Cost $25,760,750)

TOTAL INVESTMENTS – 100.4%
(Cost $331,541,601)		$332,110,262

LIABILITIES IN EXCESS OF ASSETS – (0.4)%		(1,236,755)

NET ASSETS – 100.0%		$330,873,507

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect on August 31, 2021.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted securities, or, for floating rate securities, the current reset rate, which is based upon current interest rate indices.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
GMTN	—Global Medium Term Note
LIBOR	—London Interbank Offered Rate
LP	—Limited Partnership
MTN	—Medium Term Note
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.	101

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities

August 31, 2021

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF
Assets:

Investments in unaffiliated issuers, at value (cost $220,449,181, $142,408,096, $29,499,367 and $742,379,208, respectively)	$226,358,556	$145,382,290	$29,596,183	$766,365,976

Investments in affiliated issuers, at value (cost $2,073,969, $809,851, $302,503 and $2,549,254, respectively)	2,073,969	809,851	302,503	2,549,254

Cash	390,111	50,030	54,579	6,314,017

Receivables:

Fund shares sold	27,716,250	—	2,514,194	—

Dividends and interest	3,112,818	86,158	224,139	7,641,866

Reimbursement from investment adviser	114	49	12	124

Investments sold	—	—	—	76,722,105

Total assets	259,651,818	146,328,378	32,691,610	859,593,342

Liabilities:

Payables:

Investments purchased	27,732,375	—	2,518,837	6,019,126

Management fees	58,541	14,210	3,295	92,027

Fund shares redeemed	19,597	—	688	77,335,619

Accrued expenses	7,019	2,710	1,104	28,397

Total liabilities	27,817,532	16,920	2,523,924	83,475,169

Net Assets:

Paid-in capital	226,831,889	142,536,538	30,071,514	751,446,921

Total distributable earnings	5,002,397	3,774,920	96,172	24,671,252

NET ASSETS	$231,834,286	$146,311,458	$30,167,686	$776,118,173
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	4,600,000	2,500,000	600,000	14,050,000

Net asset value per share:	$50.40	$58.52	$50.28	$55.24

102	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Assets and Liabilities (continued)

August 31, 2021

	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Assets:

Investments in unaffiliated issuers, at value (cost $1,852,889,271, $219,478,246 and $305,780,851, respectively)	$1,852,928,508	$218,798,313	$306,349,512

Investments in affiliated issuers, at value (cost $–, $51,438,327 and $25,760,750, respectively)	—	51,438,327	25,760,750

Cash	3,044,382	3,319,198	253,933

Receivables:

Investments sold	618,981,232	4,158,486	25,062

Dividends and interest	1,990,555	879,854	731,944

Reimbursement from investment adviser	31,766	6,855	14,528

Total assets	2,476,976,443	278,601,033	333,135,729

Liabilities:

Payables:

Investments purchased	618,999,112	58,739,149	2,200,000

Management fees	222,360	25,651	54,400

Accrued expenses	94,670	6,464	7,822

Total liabilities	619,316,142	58,771,264	2,262,222

Net Assets:

Paid-in capital	1,858,467,317	220,591,725	330,376,160

Total distributable earnings (loss)	(807,016)	(761,956)	497,347

NET ASSETS	$1,857,660,301	$219,829,769	$330,873,507
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	18,560,000	4,450,000	6,525,000

Net asset value per share:	$100.09	$49.40	$50.71

The accompanying notes are an integral part of these financial statements.	103

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2021

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF
Investment income:

Interest	$8,753,913	$3,446,020	$267,123	$17,884,772

Dividends from Affiliated Underlying Funds	355	24	18	590

Total investment income	8,754,268	3,446,044	267,141	17,885,362

Expenses:

Management fees	610,329	76,937	34,830	1,012,153

Shareholder meeting expense	7,019	2,710	1,104	28,397

Trustee fees	5,523	4,306	3,883	11,403

Total expenses	622,871	83,953	39,817	1,051,953

Less — expense reductions	(1,537)	(121)	(89)	(2,694)

Net expenses	621,334	83,832	39,728	1,049,259

NET INVESTMENT INCOME	8,132,934	3,362,212	227,413	16,836,103

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	448,781	(116,024)	17,658	(365,367)

In-kind redemptions	1,769,651	705,164	45,316	17,280,913

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	2,202,441	1,158,564	10,754	(19,284,757)

Net realized and unrealized gain (loss)	4,420,873	1,747,704	73,728	(2,369,211)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,553,807	$5,109,916	$301,141	$14,466,892

104	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2021

	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF*	Access Ultra Short Bond ETF
Investment income:

Interest	$2,476,949	$1,390,827	$1,671,263

Dividends from Affiliated Underlying Funds	—	9,999	2,444

Total investment income	2,476,949	1,400,826	1,673,707

Expenses:

Management fees	3,212,835	217,342	468,679

Shareholder meeting expense	94,670	6,464	7,822

Trustee fees	31,232	4,560	5,935

Total expenses	3,338,737	228,366	482,436

Less — expense reductions	(472,958)	(40,978)	(105,727)

Net expenses	2,865,779	187,388	376,709

NET INVESTMENT INCOME (LOSS)	(388,830)	1,213,438	1,296,998

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	442,218	(24,105)	188,583

In-kind redemptions	389,130	55,111	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	(973,717)	(679,933)	(199,281)

Net realized and unrealized loss	(142,369)	(648,927)	(10,698)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(531,199)	$564,511	$1,286,300

*	For the period September 8, 2020 (commencement of operations) through August 31, 2021.

The accompanying notes are an integral part of these financial statements.	105

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets

	Access High Yield Corporate Bond ETF		Access Inflation Protected USD Bond ETF
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:

Net investment income	$8,132,934	$4,104,515	$3,362,212	$111,908

Net realized gain (loss)	2,218,432	(2,460,045)	589,140	474,881

Net change in unrealized gain	2,202,441	2,696,332	1,158,564	1,423,412

Net increase in net assets resulting from operations	12,553,807	4,340,802	5,109,916	2,010,201

Distributions to shareholders:

From distributable earnings	(8,366,688)	(3,924,025)	(2,396,273)	(181,025)

From return of capital	—	—	—	(2,030)

Total distributions to shareholders	(8,366,688)	(3,924,025)	(2,396,273)	(183,055)

From share transactions:

Proceeds from sales of shares	139,703,025	106,526,874	122,145,094	28,412,564

Cost of shares redeemed	(62,403,184)	(33,198,256)	(9,877,024)	(6,876,076)

Net increase in net assets resulting from share transactions	77,299,841	73,328,618	112,268,070	21,536,488

TOTAL INCREASE	81,486,960	73,745,395	114,981,713	23,363,634

Net assets:

Beginning of year	$150,347,326	$76,601,931	$31,329,745	$7,966,111

End of year	$231,834,286	$150,347,326	$146,311,458	$31,329,745

106	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Investment Grade Corporate 1-5 Year Bond ETF		Access Investment Grade Corporate Bond ETF
	For the Fiscal Year Ended August 31, 2021	For the Period July 7, 2020* to August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:

Net investment income	$227,413	$25,688	$16,836,103	$15,735,216

Net realized gain	62,974	4,949	16,915,546	6,650,329

Net change in unrealized gain (loss)	10,754	86,062	(19,284,757)	11,236,182

Net increase in net assets resulting from operations	301,141	116,699	14,466,892	33,621,727

Distributions to shareholders:

From distributable earnings	(264,880)	(11,472)	(17,024,132)	(15,896,442)

From share transactions:

Proceeds from sales of shares	5,036,236	27,512,139	567,153,110	353,704,682

Cost of shares redeemed	(2,522,177)	—	(431,055,691)	(254,900,515)

Net increase in net assets resulting from share transactions	2,514,059	27,512,139	136,097,419	98,804,167

TOTAL INCREASE	2,550,320	27,617,366	133,540,179	116,529,452

Net assets:

Beginning of period	$27,617,366	$—	$642,577,994	$526,048,542

End of period	$30,167,686	$27,617,366	$776,118,173	$642,577,994

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	107

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Treasury 0-1 Year ETF		Access U.S. Aggregate Bond ETF
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Period September 8, 2020* to August 31, 2021
From operations:

Net investment income (loss)	$(388,830)	$37,953,075	$1,213,438

Net realized gain	831,348	12,889,230	31,006

Net change in unrealized loss	(973,717)	(2,300,783)	(679,933)

Net increase (decrease) in net assets resulting from operations	(531,199)	48,541,522	564,511

Distributions to shareholders:

From distributable earnings	(8,240,322)	(45,661,342)	(1,271,774)

From return of capital	(1,363,154)	—	—

Total distributions to shareholders	(9,603,476)	(45,661,342)	(1,271,774)

From share transactions:

Proceeds from sales of shares	382,587,046	1,673,288,926	235,354,179

Cost of shares redeemed	(1,560,188,346)	(1,804,799,190)	(14,817,147)

Net increase (decrease) in net assets resulting from share transactions	(1,177,601,300)	(131,510,264)	220,537,032

TOTAL INCREASE (DECREASE)	(1,187,735,975)	(128,630,084)	219,829,769

Net assets:

Beginning of period	$3,045,396,276	$3,174,026,360	$—

End of period	$1,857,660,301	$3,045,396,276	$219,829,769

*	Commencement of operations.

108	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Statements of Changes in Net Assets (continued)

	Access Ultra Short Bond ETF
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:

Net investment income	$1,296,998	$1,115,850

Net realized gain (loss)	188,583	(46,343)

Net change in unrealized gain (loss)	(199,281)	697,031

Net increase in net assets resulting from operations	1,286,300	1,766,538

Distributions to shareholders:

From distributable earnings	(1,622,329)	(1,046,869)

From share transactions:

Proceeds from sales of shares	209,360,754	146,532,435

Cost of shares redeemed	(27,915,904)	(12,635,582)

Net increase in net assets resulting from share transactions	181,444,850	133,896,853

TOTAL INCREASE	181,108,821	134,616,522

Net assets:

Beginning of period	$149,764,686	$15,148,164

End of period	$330,873,507	$149,764,686

The accompanying notes are an integral part of these financial statements.	109

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Access High Yield Corporate Bond ETF
	For the Fiscal Year Ended August 31,			For the Period September 5, 2017* to August 31, 2018
	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of period	$49.29	$49.42	$48.86	$49.92

Net investment income(a)	2.24	2.49	2.75	2.41

Net realized and unrealized gain (loss)	1.15	(0.15)	0.61	(1.21)

Total gain from investment operations	3.39	2.34	3.36	1.20

Distributions to shareholders from net investment income	(2.28)	(2.47)	(2.80)	(2.26)

Net asset value, end of period	$50.40	$49.29	$49.42	$48.86

Market price, end of period	$50.38	$49.23	$49.24	$48.82

Total Return at Net Asset Value(b)	7.05%	4.94%	7.20%	2.58%

Net assets, end of period (in 000’s)	$231,834	$150,347	$76,602	$46,413

Ratio of total expenses to average net assets	0.34%	0.34%	0.34%	0.34	%(c)

Ratio of net investment income to average net assets	4.49%	5.15%	5.67%	4.93	%(c)

Portfolio turnover rate(d)	22%	22%	23%	69%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

110	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Inflation Protected USD Bond ETF
	For the Fiscal Year Ended August 31,		For the Period October 2, 2018* to August 31, 2019
	2021	2020
Per Share Operating Performance:

Net asset value, beginning of period	$56.96	$53.11	$50.00

Net investment income(a)	2.85	0.33	1.27

Net realized and unrealized gain	0.30	4.18	2.98

Total gain from investment operations	3.15	4.51	4.25

Distributions to shareholders from net investment income	(1.59)	(0.61)	(1.14)

Distributions to shareholders from net realized gains	—	(0.04)	—

Distributions to shareholders from return of capital	—	(0.01)	—

Total distributions to shareholders	(1.59)	(0.66)	(1.14)

Net asset value, end of period	$58.52	$56.96	$53.11

Market price, end of period	$58.54	$57.00	$53.08

Total Return at Net Asset Value(b)	5.62%	8.57%	8.61%

Net assets, end of period (in 000’s)	$146,311	$31,330	$7,966

Ratio of total expenses to average net assets	0.12%	0.12%	0.12	%(c)

Ratio of net investment income to average net assets	4.96%	0.61%	2.74	%(c)

Portfolio turnover rate(d)	56%	43%	36%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	111

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Investment Grade Corporate 1-5 Year Bond ETF
	For the Fiscal Year Ended August 31, 2021	For the Period July 7, 2020* to August 31, 2020
Per Share Operating Performance:

Net asset value, beginning of period	$50.21	$49.89

Net investment income(a)	0.41	0.06

Net realized and unrealized gain	0.14	0.29

Total gain from investment operations	0.55	0.35

Distributions to shareholders from net investment income	(0.48)	(0.03)

Net asset value, end of period	$50.28	$50.21

Market price, end of period	$50.30	$50.28

Total Return at Net Asset Value(b)	1.10%	0.70%

Net assets, end of period (in 000’s)	$30,168	$27,617

Ratio of total expenses to average net assets	0.14%	0.14	%(c)

Ratio of net investment income to average net assets	0.82%	0.73	%(c)

Portfolio turnover rate(d)	32%	3%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

112	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Investment Grade Corporate Bond ETF
	For the Fiscal Year Ended August 31,				For the Period June 6, 2017* to August 31, 2017
	2021	2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$55.39	$52.87	$48.31	$50.28	$49.90

Net investment income(a)	1.26	1.59	1.74	1.55	0.32

Net realized and unrealized gain (loss)	(0.14)	2.54	4.52	(2.09)	0.27

Total gain (loss) from investment operations	1.12	4.13	6.26	(0.54)	0.59

Distributions to shareholders from net investment income	(1.27)	(1.61)	(1.70)	(1.43)	(0.21)

Net asset value, end of period	$55.24	$55.39	$52.87	$48.31	$50.28

Market price, end of period	$55.19	$55.47	$52.90	$48.28	$50.24

Total Return at Net Asset Value(b)	2.07%	7.95%	13.35%	(1.04)%	1.19%

Net assets, end of period (in 000’s)	$776,118	$642,578	$526,049	$258,462	$180,997

Ratio of net expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.13	%(c)

Ratio of total expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.14	%(c)

Ratio of net investment income to average net assets	2.30%	3.00%	3.54%	3.18%	2.65	%(c)

Portfolio turnover rate(d)	11%	9%	13%	22%	0	%(e)

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(e)	Less than 0.5%

The accompanying notes are an integral part of these financial statements.	113

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Treasury 0-1 Year ETF
	For the Fiscal Year Ended August 31,				For the Period September 6, 2016* to August 31, 2017
	2021	2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$100.44	$100.38	$100.16	$100.10	$100.00

Net investment income (loss)(a)	(0.02)	1.13	2.23	1.48	0.82

Net realized and unrealized gain (loss)	(0.01)	0.29	0.15	(0.13)	(0.29)

Total gain (loss) from investment operations	(0.03)	1.42	2.38	1.35	0.53

Distributions to shareholders from net investment income	(0.27)	(1.36)	(2.16)	(1.29)	(0.43)

Distributions to shareholders from return of capital	(0.05)	—	—	—	—

Total distributions to shareholders	(0.32)	(1.36)	(2.16)	(1.29)	(0.43)

Net asset value, end of period	$100.09	$100.44	$100.38	$100.16	$100.10

Market price, end of period	$100.08	$100.45	$100.40	$100.18	$100.10

Total Return at Net Asset Value(b)	(0.03)%	1.42%	2.40%	1.37%	0.53%

Net assets, end of period (in 000’s)	$1,857,660	$3,045,396	$3,174,026	$1,642,627	$815,829

Ratio of net expenses to average net assets	0.12%	0.12%	0.12%	0.12%	0.13	%(c)

Ratio of total expenses to average net assets	0.14%	0.14%	0.14%	0.14%	0.14	%(c)

Ratio of net investment income (loss) to average net assets	(0.02)%	1.13%	2.22%	1.48%	0.83	%(c)

Portfolio turnover rate(d)	—%	—%	—%	—%	—%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

114	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access U.S. Aggregate Bond ETF
	For the Period September 8, 2020* to August 31, 2021

Per Share Operating Performance:

Net asset value, beginning of period	$50.03

Net investment income(a)	0.37

Net realized and unrealized loss	(0.63)

Total loss from investment operations	(0.26)

Distributions to shareholders from net investment income	(0.37)

Net asset value, end of period	$49.40

Market price, end of period	$49.38

Total Return at Net Asset Value(b)	(0.52)%

Net assets, end of period (in 000’s)	$219,827

Ratio of net expenses to average net assets	0.11	%(c)

Ratio of total expenses to average net assets	0.14	%(c)

Ratio of net investment income to average net assets	0.77	%(c)

Portfolio turnover rate(d)	525%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	115

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Access Ultra Short Bond ETF
	For the Fiscal Year Ended August 31,		For the Period April 15, 2019* to August 31, 2019
	2021	2020
Per Share Operating Performance:

Net asset value, beginning of period	$50.77	$50.49	$50.00

Net investment income(a)	0.28	0.73	0.52

Net realized and unrealized gain	0.02	0.42	0.34

Total gain from investment operations	0.30	1.15	0.86

Distributions to shareholders from net investment income	(0.36)	(0.87)	(0.37)

Net asset value, end of period	$50.71	$50.77	$50.49

Market price, end of period	$50.71	$50.78	$50.51

Total Return at Net Asset Value(b)	0.59%	2.28%	1.75%

Net assets, end of period (in 000’s)	$330,874	$149,765	$15,148

Ratio of net expenses to average net assets	0.16%	0.16%	0.16	%(c)

Ratio of total expenses to average net assets	0.20%	0.20%	0.20	%(c)

Ratio of net investment income to average net assets	0.55%	1.45%	2.72	%(c)

Portfolio turnover rate(d)	51%	63%	66%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

116	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Notes to Financial Statements

August 31, 2021

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Access High Yield Corporate Bond ETF (“Access High Yield Corporate Bond ETF”)	Diversified
Goldman Sachs Access Inflation Protected USD Bond ETF (“Access Inflation Protected USD Bond ETF”)	Diversified
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF (“Access Investment Grade Corporate 1-5 Year Bond ETF”)	Diversified
Goldman Sachs Access Investment Grade Corporate Bond ETF (“Access Investment Grade Corporate Bond ETF”)	Diversified
Goldman Sachs Access Treasury 0-1 Year ETF (“Access Treasury 0-1 Year ETF”)	Diversified
Goldman Sachs Access U.S. Aggregate Bond ETF (“Access U.S. Aggregate Bond ETF”)*	Diversified
Goldman Sachs Access Ultra Short Bond ETF (“Access Ultra Short Bond ETF”)	Diversified

*	Commencement of operations on September 8, 2020.

The investment objective of each Fund (except the Access Ultra Short Bond ETF) is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index. The Access Ultra Short Bond ETF seeks to provide current income with preservation of capital.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Access High Yield Corporate Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access Treasury 0-1 Year ETF and Access U.S. Aggregate Bond ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), and shares of the Access Inflation Protected USD Bond ETF and Access Ultra Short Bond ETF are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe BZX”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained

117

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Notes to Financial Statements (continued)

August 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. For each Fund, income distributions, if any, are declared and paid monthly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2021:

ACCESS HIGH YIELD CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$216,221,594	$—

Foreign Corporate Debt	—	10,136,962	—

Investment Company	2,073,969	—	—

Total	$2,073,969	$226,358,556	$—

119

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Notes to Financial Statements (continued)

August 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACCESS INFLATION PROTECTED USD BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Inflation Indexed Bonds	$145,382,290	$—	$—

Investment Company	809,851	—	—

Total	$146,192,141	$—	$—

ACCESS INVESTMENT GRADE CORPORATE 1-5 YEAR BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$23,472,803	$—

Foreign Corporate Debt	—	6,123,380	—

Investment Company	302,503	—	—

Total	$302,503	$29,596,183	$—

ACCESS INVESTMENT GRADE CORPORATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$630,565,505	$—

Foreign Corporate Debt	—	135,800,471	—

Investment Company	2,549,254	—	—

Total	$2,549,254	$766,365,976	$—

ACCESS TREASURY 0-1 YEAR ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Bills	$1,462,751,967	$—	$—

U.S. Treasury Notes	390,176,541	—	—

Total	$1,852,928,508	$—	$—

120

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACCESS U.S. AGGREGATE BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

U.S. Treasury Notes	$73,195,898	$—	$—

Mortgage-Backed Securities	—	59,723,417	—

Corporate Obligations	—	51,307,171	—

U.S. Treasury Bonds	16,964,115	—	—

Foreign Corporate Debt	—	10,741,903	—

Foreign Debt Obligations	—	6,865,809	—

Investment Company	51,438,327	—	—

Total	$141,598,340	$128,638,300	$—

ACCESS ULTRA SHORT BOND ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Mortgage-Backed Securities	$—	$95,173,714	$—

Asset- Backed Securities	—	76,201,946	—

Corporate Obligations	—	68,232,345	—

Foreign Corporate Debt	—	61,838,608	—

Investment Company	25,760,750	—	—

Certificates of Deposit	—	4,902,899	—

Total	$25,760,750	$306,349,512	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

121

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Notes to Financial Statements (continued)

August 31, 2021

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the year ended August 31, 2021, contractual and effective net unitary management fees with GSAM were at the following rates:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*
Access High Yield Corporate Bond ETF	0.34%	0.34%
Access Inflation Protected USD Bond ETF	0.12%	0.12%
Access Investment Grade Corporate 1-5 Year Bond ETF	0.14%	0.14%
Access Investment Grade Corporate Bond ETF	0.14%	0.14%
Access Treasury 0-1 Year ETF	0.14%	0.12%
Access U.S. Aggregate Bond ETF	0.14%	0.11%
Access Ultra Short Bond ETF	0.20%	0.16%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.12% and 0.16% as an annual percentage rate of average daily net assets of the Access Treasury 0-1 Year ETF and the Access Ultra Short Bond ETF, respectively. These arrangements will remain in effect through at least December 29, 2021 and prior to such dates the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. For the year ended August 31, 2021, GSAM waived $472,958 and $94,923 of the Funds’ management fees for the Access Treasury 0-1 Year ETF and the Access Ultra Short Bond ETF, respectively.

The Access High Yield Corporate Bond ETF, Access Inflation Protected USD Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access Ultra Short Bond ETF and Access U.S. Aggregate Bond ETF invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the year ended August 31, 2021, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived
Access High Yield Corporate Bond ETF	$1,537
Access Inflation Protected USD Bond ETF	121
Access Investment Grade Corporate 1-5 Year Bond ETF	89
Access Investment Grade Corporate Bond ETF	2,694
Access U.S. Aggregate Bond ETF	40,978
Access Ultra Short Bond ETF	10,804

122

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4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund for the year ended August 31, 2021:

Fund	Beginning value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2021	Shares as of August 31, 2021	Dividend Income
Access High Yield Corporate Bond ETF	$1,754,115	$50,342,355	$(50,022,501)	$2,073,969	2,073,969	$355
Access Inflation Protected USD Bond ETF	—	3,112,623	(2,302,772)	809,851	809,851	24
Access Investment Grade Corporate 1-5 Year Bond ETF	684,558	2,914,470	(3,296,525)	302,503	302,503	18
Access Investment Grade Corporate Bond ETF	6,635,197	64,210,058	(68,296,001)	2,549,254	2,549,254	590
Access U.S. Aggregate Bond ETF*	—	90,037,043	(38,598,716)	51,438,327	51,438,327	9,999
Access Ultra Short Bond ETF	3,705,115	209,364,354	(187,308,719)	25,760,750	25,760,750	2,444

*	Commencement of operations on September 8, 2020.

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Access High Yield Corporate Bond ETF

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,800,000	$139,660,429	2,200,000	$106,518,573
Shares Redeemed	(1,250,000)	(62,218,811)	(700,000)	(33,025,220)

NET INCREASE IN SHARES	1,550,000	$77,441,618	1,500,000	$73,493,353

123

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Notes to Financial Statements (continued)

August 31, 2021

5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Access Inflation Protected USD Bond ETF

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	2,125,000	$122,145,094	525,000	$28,411,888
Shares Redeemed	(175,000)	(9,875,297)	(125,000)	(6,876,076)

NET INCREASE IN SHARES	1,950,000	$112,269,797	400,000	$21,535,812

	Access Investment Grade Corporate 1-5 Year Bond ETF
	For the Fiscal Year Ended August 31, 2021		For the Period July 7, 2020* through August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	100,000	$5,036,236	550,000	$27,483,763
Shares Redeemed	(50,000)	(2,519,551)	—	—

NET INCREASE IN SHARES	50,000	$2,516,685	550,000	$27,483,763

*	Commencement of operations.

	Access Investment Grade Corporate Bond ETF
	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	10,300,000	$567,048,496	6,550,000	$353,363,901
Shares Redeemed	(7,850,000)	(430,357,739)	(4,900,000)	(254,691,742)

NET INCREASE IN SHARES	2,450,000	$136,690,757	1,650,000	$98,672,159

	Access Treasury 0-1 Year ETF
	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	3,820,000	$382,587,046	16,650,000	$1,673,288,926
Shares Redeemed	(15,580,000)	(1,560,188,346)	(17,950,000)	(1,804,798,807)

NET DECREASE IN SHARES	(11,760,000)	$(1,177,601,300)	(1,300,000)	$(131,509,881)

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5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Access U.S. Aggregate Bond ETF
	For the Period September 8, 2020* through August 31, 2021

	Shares	Dollars

Fund Share Activity
Shares Sold	4,750,000	$235,376,922
Shares Redeemed	(300,000)	(14,751,161)

NET INCREASE IN SHARES	4,450,000	$220,625,761

*	Commencement of operations.

	Access Ultra Short Bond ETF
	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	4,125,000	$209,360,754	2,900,000	$146,532,435
Shares Redeemed	(550,000)	(27,915,904)	(250,000)	(12,635,581)

NET INCREASE IN SHARES	3,575,000	$181,444,850	2,650,000	$133,896,854

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended August 31, 2021, were as follows (with the exception of the Access Treasury 0-1 Year ETF which only owns short term securities):

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Access High Yield Corporate Bond ETF	$—	$177,362,263	$—	$40,668,467
Access Inflation Protected USD Bond ETF	41,349,492	—	38,256,408	—
Access Investment Grade Corporate 1-5 Year Bond ETF	—	14,430,515	—	8,861,242
Access Investment Grade Corporate Bond ETF	—	648,620,868	—	76,707,991
Access U.S. Aggregate Bond ETF	971,230,843	86,695,257	813,206,626	12,774,625
Access Ultra Short Bond ETF	78,614,681	191,531,790	37,602,146	70,570,221

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Notes to Financial Statements (continued)

August 31, 2021

6. PORTFOLIO SECURITIES TRANSACTIONS (continued)

The purchases and sales from in-kind creation and redemption transactions for the year ended August 31, 2021, were as follows (With the exceptions of Access Treasury 0-1 Year ETF and Access Ultra Short Bond ETF which did not have in-kind creation or redemption transactions):

Fund	Purchases	Sales
Access High Yield Corporate Bond ETF	$—	$60,003,334
Access Inflation Protected USD Bond ETF	116,368,989	9,877,649
Access Investment Grade Corporate 1-5 Year Bond ETF	—	2,491,803
Access Investment Grade Corporate Bond ETF	—	427,230,586
Access U.S. Aggregate Bond ETF	—	10,747,658

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2021 was as follows:

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Distributions paid from:
Ordinary Income	$8,366,688	$2,396,273	$264,880	$17,024,132	$8,240,322	$1,271,774	$1,622,329
Total taxable distributions	$8,366,688	$2,396,273	$264,880	$17,024,132	$8,240,322	$1,271,774	$1,622,329
Return of Capital	$—	$—	$—	$—	$1,363,154	$—	$—

The tax character of distributions paid during the fiscal year ended August 31, 2020 was as follows:

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access Ultra Short Bond ETF
Distributions paid from:
Ordinary Income	$3,924,025	$170,530	$11,472	$15,896,442	$45,661,342	$1,046,869
Long-term Capital Gain	—	10,495	—	—	—	—
Total taxable distributions	$3,924,025	$181,025	$11,472	$15,896,442	$45,661,342	$1,046,869
Return of Capital	$—	$2,030	$—	$—	$—	$—

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7. TAX INFORMATION (continued)

As of August 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bond ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Undistributed ordinary income — net	$795,173	$965,932	$29,000	$1,441,399	$—	$167,290	$293,336
Undistributed long-term capital gains	—	—	—	—	—	—	—
Total undistributed earnings	$795,173	$965,932	$29,000	$1,441,399	$—	$167,290	$293,336
Capital loss carryforwards:(1)
Perpetual Short-Term	$(1,330,910)	$—	$—	$(373,495)	$—	$(223,794)	$(287,255)
Timing differences (Qualified Late Year Loss Deferral)	—	—	—	—	(846,253)	—	—
Unrealized gains (losses) — net	5,538,134	2,808,988	67,172	23,603,348	39,237	(705,452)	491,266
Total accumulated earnings (losses) net	$5,002,397	$3,774,920	$96,172	$24,671,252	$(807,016)	$(761,956)	$497,347

(1)	The Access High Yield Corporate Bond ETF utilized $264,723 of capital losses in the current fiscal year.

As of August 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Access High Yield Corporate Bond ETF	Access Inflation Protected USD Bond ETF	Access Investment Grade Corporate 1-5 Year Bond ETF	Access Investment Grade Corporate Bonds ETF	Access Treasury 0-1 Year ETF	Access U.S. Aggregate Bond ETF	Access Ultra Short Bond ETF
Tax Cost	$222,894,391	$143,383,153	$29,831,514	$745,311,882	$1,852,889,271	$270,942,092	$331,618,996
Gross unrealized gain	6,529,731	2,984,388	116,087	26,948,987	56,991	1,258,546	798,724
Gross unrealized loss	(991,597)	(175,400)	(48,915)	(3,345,639)	(17,754)	(1,963,998)	(307,458)
Net unrealized gains (losses) on securities	$5,538,134	$2,808,988	$67,172	$23,603,348	$39,237	$(705,452)	$491,266

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences in tax treatment of market discount accretion and premium amortization, and inflation protected securities.

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Notes to Financial Statements (continued)

August 31, 2021

7. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the NAV of the Funds’ and result primarily from redemptions utilized as distributions and redemption in-kind transactions.

Fund	Paid-in Capital	Total Distributable Earnings
Access High Yield Corporate Bond ETF	$1,768,345	$(1,768,345)
Access Inflation Protected USD Bond ETF	$732,462	$(732,462)
Access Investment Grade Corporate 1-5 Year Bond ETF	$45,316	$(45,316)
Access Investment Grade Corporate Bond ETF	$17,251,117	$(17,251,117)
Access Treasury 0-1 Year ETF	$388,854	$(388,854)
Access U.S. Aggregate Bond ETF	$54,693	$(54,693)
Access Ultra Short Bond ETF	$—	$—

GSAM has reviewed the Funds’ tax positions for all open tax years (the current year, and prior three tax years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax year remains subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Floating and Variable Rate Obligations Risk — Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semiannually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

On March 5, 2021, the United Kingdom’s Financial Conduct Authority (“FCA”) and ICE Benchmark Authority formally announced that certain LIBOR benchmarks will cease publication after December 31, 2021 while others will cease publication after June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund’s investments resulting from a substitute reference rate may also adversely affect a Fund’s performance and/or NAV.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or problems with share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

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8. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short- term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds.

Index Risk (each Fund except the Access Ultra Short Bond ETF) — FTSE Fixed Income LLC (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. When the Index is rebalanced and a Fund in turn rebalances its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Index, any transaction costs and market exposure arising from such portfolio rebalancing may be borne directly by the Fund and its shareholders. The Index Provider may utilize third party data in constructing each Index, but it does not guarantee the accuracy or availability of any such third party data. The FTSE Goldman Sachs Investment Grade Corporate Bond 1-5 Years Index and FTSE Goldman Sachs US Broad Bond Market Index are new and have limited performance history. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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Notes to Financial Statements (continued)

August 31, 2021

8. OTHER RISKS (continued)

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index (except the Access Ultra Short Bond ETF) trading individually or in the aggregate at any point in time.

Tracking Error Risk (each Fund except the Access Ultra Short Bond ETF) — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Standards — In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” This ASU provides optional exceptions for applying GAAP to contract modifications, hedging relationships and other transactions affected reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. As of the financial reporting period, GSAM is currently evaluating the impact, if any, of applying ASU 2020-04.

Other — Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs Trust II, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund, at a meeting held on July 22, 2021, the Board voted to nominate Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar and Linda A. Lang (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on December 3, 2021. Each of the Nominees (except Ms. Lang) currently serves as a Trustee of Goldman Sachs Trust II. Ms. Lang currently serves as a Trustee of the Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. The Funds will bear a portion of the proxy solicitation, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund if such expenses increase the Fund’s total expense ratio by more than a specified percentage. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

130

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, Goldman Sachs Access U.S. Aggregate Bond ETF, and Goldman Sachs Access Ultra Short Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (seven of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF, and Goldman Sachs Access Ultra Short Bond ETF	For the year ended August 31, 2021	For the two years ended August 31, 2021	For each of the periods indicated therein
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF	For the year ended August 31, 2021	For the year ended August 31, 2021 and for the period July 7, 2020 (commencement of operations) through August 31, 2020
Goldman Sachs Access U.S. Aggregate Bond ETF	For the period September 8, 2020 (commencement of operations) through August 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on March 16-17, 2021, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the efficiency of the arbitrage function during the Reporting Period (including during the stressed market conditions caused by the COVID-19 pandemic). The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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Fund Expenses — Six Month Period Ended 8/31/2021 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2021 and held for the entire six months ended August 31, 2021, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Access High Yield Corporate Bond ETF				Access Inflation Protected USD Bond ETF				Access Investment Grade Corporate 1-5 Year Bond ETF				Access Investment Grade Corporate Bond ETF				Access Treasury 0-1 Year ETF				Access U.S. Aggregate Bond ETF				Access Ultra Short Bond ETF
	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid*
Actual based on NAV	$1,000	$1,030.74		$1.78	$1,000	$1,060.60		$0.66	$1,000	$1,006.44		$0.75	$1,000	$1,034.01		$0.76	$1,000	$999.60		$0.65	$1,000	$1,017.87		$0.65	$1,000	$1,001.61		$0.81
Hypothetical 5% return	$1,000	$1,023.46	+	$1.77	$1,000	$1,024.56	+	$0.65	$1,000	$1,024.46	+	$0.75	$1,000	$1,024.46	+	$0.75	$1,000	$1,024.55	+	$0.66	$1,000	$1,024.56	+	$0.65	$1,000	$1,024.40	+	$0.82

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year.

The annualized net expense ratio for the period is as follows:

Fund
Access High Yield Corporate Bond ETF	0.34%
Access Inflation Protected USD Bond ETF	0.12
Access Investment Grade Corporate 1-5 Year Bond ETF	0.14
Access Investment Grade Corporate Bond ETF	0.14
Access Treasury 0-1 Year ETF	0.12
Access U.S. Aggregate Bond ETF	0.11
Access Ultra Short Bond ETF	0.16

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 67	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				39	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Linda A. Lang Age: 63	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016-2019); and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				39	None

Michael Latham Age: 55	Trustee	Since 2015	Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group (a special purpose acquisition company) (2021-Present). Formerly, Mr. Latham held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	39	FinTech Evolution Acquisition Group (a special purpose acquisition company)

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Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund	166	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2021.
[2]	Each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2021, Goldman Sachs ETF Trust consisted of 36 portfolios (21 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-621-2550.

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Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust. Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017));Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs Access Fixed Income ETFs — Tax Information (Unaudited)

During the fiscal year ended August 31, 2021, 100% of the net investment company taxable income distributions paid by the Access Inflation Protected USD Bond ETF and Access Treasury 0-1 Year ETF were designated as interest-related dividends pursuant to Section 871(k) of the Internal Revenue Code.

Pursuant to Section 871(k) of the Internal Revenue Code, the Access Investment Grade Corporate 1-5 Year Bond ETF and Access Treasury 0-1 Year ETF designate $4,658 and $7,782,899, respectively, as short-term capital gain dividends paid during the fiscal year ended August 31, 2021.

Pursuant to Section 852 of the Internal Revenue Code, the Access Inflation Protected USD Bond ETF designate $13,836, or if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2021.

For the fiscal year ended August 31, 2021, the Access High Yield Corporate Bond ETF, Access Inflation Protected USD Bond ETF, Access Investment Grade Corporate 1-5 Year Bond ETF, Access Investment Grade Corporate Bond ETF, Access Treasury 0-1 Year ETF, Access U.S. Aggregate Bond ETF and Access Ultra Short Bond ETF, designate 100%, 100%, 99.87%, 100%, 7.17%, 98.70% and 91.56% respectively, of the dividends paid from net investment company taxable income as section 163(j) Interest Dividends.

136

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Goldman Sachs Access Treasury 0-1 Year ETF

Effective from November 1, 2016 and solely for the purpose of marketing the Fund in the United Kingdom (“UK”), Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) identified itself as the alternative investment fund manager (“AIFM”) of the Fund. As AIFM, the Investment Adviser is responsible for complying with the UK marketing rules implementing the Alternative Investment Fund Managers Directive (Directive 2011/61/EU) (the “Directive”).

In accordance with these rules, the AIFM is required to make available an Annual Report for the financial year of the Fund, containing certain disclosures as set out in Article 22 and 23 of the Directive. The disclosures set out below are included to satisfy these requirements as they have not been disclosed elsewhere in this Annual Report.

I. Remuneration

The following disclosures are made in accordance with Article 107 of the EU Commission Delegated Regulation C (2012) 8370 in respect of the AIFM, which is part of The Goldman Sachs Group, Inc. (“GS Group”). GS Group’s global remuneration philosophy, structure and process for setting remuneration generally applies to employees of the AIFM in the same manner as other employees globally. References to the “firm” and “we” throughout this disclosure include GS Group and the AIFM and any subsidiaries and affiliates.

a. Remuneration Program Philosophy

The remuneration philosophy and the objectives of the remuneration program for the firm, including the AIFM, are reflected in GS Group’s Compensation principles as posted on the Goldman Sachs public website www.gs.com. Our compensation policy framework includes the following:

1.	We pay for performance – this is an absolute requirement under our compensation program and inherent in our culture.
2.	We structure compensation, especially at senior levels, to align with GS Group’s shareholders’ long-term interests.
3.	We use compensation as an important tool to attract, retain and motivate talent.
4.	We align total compensation with corporate performance over the period.

The AIFM’s remuneration program is intended to be flexible enough to allow responses to changes in market conditions, but grounded in a framework that maintains effective remuneration practices.

b. Remuneration Governance

The planning, implementation and revision of the compensation policy of the AIFM is subject to the oversight of the Compensation Committee of the Board of Directors of GS Group (the “GS Group Compensation Committee”), the ultimate parent of the AIFM.

The members of the GS Group Compensation Committee at the end of 2020 were M. Michele Burns (Chair), Drew G. Faust, Ellen J. Kullman, Lakshmi N. Mittal, and Adebayo O. Ogunlesi (ex-officio). None of the members of the GS Group Compensation Committee were an employee of the firm. All members of the GS Group Compensation Committee were “independent” within the meaning of the New York Stock Exchange Rules and the firm’s Director Independence Policy.

The GS Group Compensation Committee has for several years recognised the importance of using an independent remuneration consultant that is appropriately qualified and that provides services solely to the GS Group Compensation Committee and not to the firm. The Compensation Committee continued to retain an independent remuneration consultant in 2020.

GS Group’s global process for setting variable remuneration (including the requirement to consider risk and compliance issues) applies to employees of the AIFM in the same way as to employees of other entities and in other regions and is subject to oversight by the senior management of the firm in the region.

c. Link Between Pay and Performance

Annual remuneration for employees is generally comprised of fixed and variable remuneration. The AIFM’s remuneration practices provide for variable remuneration determinations to be made on a discretionary basis. Variable remuneration is based on multiple factors and is not set as a fixed percentage of revenue or by reference to any other formula. Firmwide performance is a key factor in determining variable remuneration.

d. Performance Measurement

Year-end variable remuneration is determined through a discretionary process that relies on certain qualitative and quantitative metrics (amongst other factors) against which we assess performance at year-end. We do not set specific goals, targets or other objectives for purposes of determining year-end variable remuneration nor do we set an initial remuneration pool that is

137

GOLDMAN SACHS ACCESS FIXED INCOME ETFS

Goldman Sachs Access Treasury 0-1 Year ETF (continued)

adjusted for any such goals, targets or other objectives. Such metrics are not formulaic nor given any specific weight. In addition, employees are evaluated annually as part of the performance review feedback process.

e. Risk Adjustment

Prudent risk management is a hallmark of both the firm’s and AIFM’s culture and sensitivity to risk and risk management are key elements in assessing employee performance, including as part of the performance review feedback process noted above.

We take risk into account in setting the amount and form of variable remuneration for employees. We provide guidelines to assist compensation managers when applying discretion during the remuneration process to promote consistent consideration of the different metrics/factors considered during the remuneration process. Further, to ensure the independence of control function employees, remuneration for those employees is not determined by individuals in revenue-producing positions but rather by the management of the relevant control function.

f. Structure of Remuneration

1.	Fixed Remuneration
2.	Variable Remuneration: For employees with total and variable remuneration above a specific threshold, variable remuneration is generally paid in a combination of cash and equity-based remuneration. In general, the portion paid in the form of an equity-based award increases as variable remuneration increases.

g. Total Remuneration

Staff remuneration for the financial period ending December 31, 2020:

Total remuneration for the financial year ending December 31, 2020 paid by the AIFM to 15 staff in respect of the management of the assets of the Fund	US$102,749, made up of: •US$48,820fixed remuneration •US$53,929variable remuneration
Which includes:
(a) Remuneration paid by the AIFM to senior management	US$63,200
(b) Remuneration paid by the AIFM to other staff members whose actions have a material impact on the risk profile of the Fund	US$39,549

The remuneration figures above:

1.	relate to the proportion of time spent by those staff on the management of the assets of the Fund; and
2.	do not include figures for those staff whose activities may impact the Fund but who provide services through other affiliates of the AIFM.

II. Risk Management

The current risk profile of the Fund and the risk management framework employed by the AIFM to manage those risks are outlined in the Fund’s Prospectus and Statement of Additional Information. The Investment Manager’s risk management function will seek to ensure that the risk profile disclosed to investors is consistent with applicable risk limits, monitor compliance with those risk limits, promptly notify the risk management component of the portfolio management team managing the portfolio of any inconsistency, or risk or inconsistency, between the risk profile and risk limits.

III. Material Changes

Article 22 of the Directive requires disclosure of any material changes in the information listed in Article 23 of the Directive.

In respect of the period ended December 31, 2020, there have been no material changes to the information listed in Article 23 of the Directive.

138

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.09 trillion in assets under supervision as of June 30, 2021, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Future Planet Equity ETF
Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® U.S. Equity ETF

INDEX DISCLAIMERS

The Goldman Sachs Access High Yield Corporate Bond ETF, Goldman Sachs Access Inflation Protected USD Bond ETF, Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF, Goldman Sachs Access Investment Grade Corporate Bond ETF, Goldman Sachs Access Treasury 0-1 Year ETF and Goldman Sachs Access U.S. Aggregate Bond ETF (the “Funds”) have been developed solely by GSAM. The Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the FTSE Goldman Sachs High Yield Corporate Bond Index, FTSE Goldman Sachs Treasury Inflation Protected USD Bond Index, FTSE Goldman Sachs US Investment-Grade Corporate Bond 1-5 Years Index, FTSE Goldman Sachs Investment Grade Corporate Bond Index, FTSE US Treasury 0-1 Year Composite Select Index, FTSE Goldman Sachs US Broad Bond Market Index, and FTSE Goldman Sachs US Treasury Index (each, an “Index” and collectively, the “Indexes”) vest in the relevant LSE Group company which owns each Index. FTSE® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.

Each Index is calculated by or on behalf of FTSE Fixed Income, LLC or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Funds. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Funds or the suitability of any Index for the purpose to which it is being put by GSAM.

TRUSTEES Lawrence W. Stranghoener, Chairman Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550 and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Funds at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns.

A Fund may be recently or newly organized and have limited operating history.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Funds’ objectives, risks, and charges and expenses, and read the summary prospectuses, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectuses, if available, and the Prospectus contain this and other information about the Funds and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

© 2021 Goldman Sachs. All rights reserved. 256203-OTU-10/2021 ACFIETFAR-21

Goldman Sachs Funds

Annual Report	August 31, 2021

Goldman Sachs ActiveBeta® ETFs
ActiveBeta® Emerging Markets Equity ETF (GEM)
ActiveBeta® Europe Equity ETF (GSEU)
ActiveBeta® International Equity ETF (GSIE)
ActiveBeta® Japan Equity ETF (GSJY)
ActiveBeta® U.S. Large Cap Equity ETF (GSLC)
ActiveBeta® U.S. Small Cap Equity ETF (GSSC)

Goldman Sachs ActiveBeta® ETFs

∎	ACTIVEBETA® EMERGING MARKETS EQUITY ETF

∎	ACTIVEBETA® EUROPE EQUITY ETF

∎	ACTIVEBETA® INTERNATIONAL EQUITY ETF

∎	ACTIVEBETA® JAPAN EQUITY ETF

∎	ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

∎	ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs ActiveBeta® ETFs

Principal Investment Strategies

The investment objective of each of the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF (each, a “Fund”), is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its respective underlying index (each, an “Index”).

Each Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

Each Index is designed to deliver exposure to equity securities within its applicable universe of issuers. Each Index is constructed using the patented ActiveBeta® Portfolio Construction Methodology, which was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns. These factors include value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). Given each Fund’s investment objective of attempting to track its Index, each Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

Goldman Sachs Asset Management, L.P. (the “Index Provider”) constructs each Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, individual factor subindexes for value, momentum, quality and low volatility (the “ActiveBeta® Factor Subindexes”) are created from the constituents of the applicable Reference Index, a market capitalization-weighted index. To construct each ActiveBeta® Factor Subindex, all constituents in the applicable Reference Index are assigned a “factor score” based on certain specified measurements (for example, in the case of the value factor, the factor score is based on a composite of book value-to-price, sales-to-price and free cash flow-to-price). Securities with a factor score that is above a fixed “Cut-off Score” receive an overweight in the applicable ActiveBeta® Factor Subindex relative to the applicable Reference Index and securities with a factor score that is below the Cut-off Score receive an underweight in the ActiveBeta® Factor Subindex relative to the applicable Reference Index. Accordingly, the magnitude of overweight or underweight that a security receives in constructing the applicable ActiveBeta® Factor Subindex is determined by its attractiveness when evaluated based on the relevant factor. Each Index only includes long positions (i.e., short positions are impermissible), so the smallest weight for any given security is zero.

Step 2

The ActiveBeta® Factor Subindexes are combined in equal weights to form each Index.

Each Index is rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the applicable Reference Index. The rules-based process used to construct each Index incorporates the ActiveBeta® Turnover Minimization Technique, which seeks to reduce turnover within each Index.

* * *

1

INVESTMENT PROCESS

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2021, we continued to believe in the existence and persistence of certain equity common factors. We further believed that in capturing common factors, investment efficiency (risk-adjusted returns) can be improved by enhancing the informational efficiency and diversification of individual common factor portfolios. Additionally, we advocate the pursuit of factor diversification strategies, which combine individual common factor portfolios, as such strategies tend to dominate individual factors. A passive capture of informationally-efficient and diversified common factor strategies potentially delivers attractive after-cost information ratios.

2

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Emerging Markets Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 20.49% based on net asset value (“NAV”) and 19.96% based on market price. The Index returned 21.15%, and the MSCI Emerging Markets Index (net, unhedged, USD) (“MSCI Emerging Markets Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 21.12% during the same period.

The Fund had an NAV of $33.28 per share on August 31, 2020 and ended the Reporting Period with an NAV of $39.33 per share. The Fund’s market price on August 31, 2021 was $39.16 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Emerging Markets Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compares the performance of the Fund to that of the MSCI Emerging Markets Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Emerging Markets Index.

During the Reporting Period, the Fund posted double-digit positive absolute returns but underperformed the MSCI Emerging Markets Index, as measured by NAV. Amongst underlying factors, Quality detracted from results during the Reporting Period. Value contributed most positively to relative results during the Reporting Period, followed by Low Volatility and Momentum. Quality refers to sustainable profitability over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Momentum is whether a company’s share price is trending up or down.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the health care, consumer staples and financials sectors detracted most from the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period. Index constituents in the information technology, consumer discretionary and real estate sectors contributed most positively to the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period.

3

PORTFOLIO RESULTS

From a country perspective, Index constituents in South Korea, Brazil and Russia detracted the most from the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period. Conversely, Index constituents in Taiwan, China and South Africa contributed most positively to the Index’s results relative to the MSCI Emerging Markets Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, an overweight position in Chinese condiments producer Yihai International Holding and underweight positions in Chinese auto manufacturers BYD and NIO detracted most (0.10%, 0.10% and 0.19% of Fund net assets as of August 31, 2021, respectively). Yihai International Holding posted a double-digit negative return within the Index during the Reporting Period; BYD generated a robust double-digit gain within the Index during the Reporting Period; and NIO delivered a triple-digit gain within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Emerging Markets Index, underweight positions in Chinese e-commerce retailer Alibaba Group Holdings and Chinese multi-media company Tencent Holdings and an overweight position in Taiwanese freight by ship transportation provider Evergreen Marine Corp. Taiwan contributed most positively (3.04%, 3.61% and 0.35% of Fund net assets as of August 31, 2021, respectively). Alibaba Group Holdings and Tencent Holdings each produced a negative return within the Index during the Reporting Period. Evergreen Marine Corp. Taiwan generated a robust triple-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® Emerging Markets Equity Index	MSCI Emerging Markets Index

Consumer Discretionary	13.05%	13.09%	15.22%
Consumer Staples	11.19	11.70	5.76
Energy	3.95	3.84	5.28
Financials	17.52	16.58	19.20
Health Care	4.91	4.79	4.74
Industrials	3.78	4.02	4.98
Information Technology	21.71	22.33	21.31
Materials	9.14	9.11	8.91
Real Estate	1.19	1.11	1.80
Communication Services	10.29	10.78	10.62
Utilities	2.71	2.64	2.18

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.6% of the Fund’s net assets as of August 31, 2021. Figures above may not sum to 100% due to rounding or due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

4

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Country Name	Fund[2]	GS ActiveBeta® Emerging Markets Equity Index	MSCI Emerging Markets Index

Taiwan	15.69%	16.12%	14.82%
China	32.78	32.55	33.94
South Africa	4.10	3.95	3.23
Thailand	1.56	1.53	1.72
Peru	0.00	0.00	0.17
Argentina	0.25	0.31	0.18
Colombia	0.05	0.00	0.16
Pakistan	0.00	0.00	0.02
Greece	0.29	0.29	0.18
Chile	0.48	0.37	0.45
Philippines	0.22	0.22	0.63
Czech Republic	0.11	0.05	0.12
Kuwait	0.40	0.39	0.57
United Arab Emirates	0.66	0.56	0.77
Turkey	0.31	0.28	0.29
Qatar	0.84	0.87	0.70
Poland	0.87	0.81	0.78
Hungary	0.18	0.06	0.26
Egypt	0.19	0.21	0.08
Saudi Arabia	2.82	2.91	3.16
Mexico	2.14	2.17	1.97
Indonesia	1.15	1.15	1.23
Malaysia	0.54	0.73	1.34
India	11.12	11.42	11.66
Russia	3.77	3.84	3.57
Brazil	4.87	5.12	5.00
Korea	14.07	14.10	13.00

[1]	Country classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying country allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.6% of the Fund’s net assets as of August 31, 2021. Figures above may not sum to 100% due to rounding or due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Emerging Markets Equity Index.

5

FUND BASICS

ActiveBeta® Emerging Markets Equity ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021

Market Price[1]	$39.16
Net Asset Value (NAV)[1]	$39.33

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	6.0%	Information Technology	Taiwan

Tencent Holdings Ltd.	3.6	Communication Services	China

Samsung Electronics Co. Ltd.	3.6	Information Technology	South Korea

Alibaba Group Holding Ltd.	3.1	Consumer Discretionary	China

Infosys Ltd.	1.0	Information Technology	India

Meituan, Class B	1.0	Consumer Discretionary	China

Vale SA	0.8	Materials	Brazil

Samsung Electronics Co. Ltd., 4.28%	0.8	Information Technology	South Korea

Tata Consultancy Services Ltd.	0.7	Information Technology	India

China Construction Bank Corp., Class H	0.7	Financials	China

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on September 25, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® Emerging Markets Equity Index and the MSCI Emerging Markets Index (net, unhedged), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® Emerging Markets Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 25, 2015 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Since Inception
Shares based on NAV (Commenced September 25, 2015)	20.49%	9.31%	10.07%

Shares based on Market Price (Commenced September 25, 2015)	19.96%	9.24%	10.00%

Goldman Sachs ActiveBeta® Emerging Markets Equity Index	21.15%	9.58%	10.38%

MSCI Emerging Markets Index (net, unhedged)	21.12%	10.40%	11.40%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

7

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Europe Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Europe Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 30.45% based on net asset value (“NAV”) and 30.81% based on market price. The Index returned 30.87%, and the MSCI Europe Index (net, unhedged, USD) (“MSCI Europe Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 29.18% during the same period.

The Fund had an NAV of $29.85 per share on August 31, 2020 and ended the Reporting Period with an NAV of $37.99 per share. The Fund’s market price on August 31, 2021 was $38.05 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Europe Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compares the performance of the Fund to that of the MSCI Europe Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Europe Index.

During the Reporting Period, the Fund posted double-digit positive absolute returns that outperformed the MSCI Europe Index, as measured by NAV. Amongst underlying factors, Value contributed most positively to relative results during the Reporting Period, followed by Quality. Low Volatility and Momentum detracted from relative results during the Reporting Period. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Momentum is whether a company’s share price is trending up or down.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer discretionary, materials and consumer staples sectors contributed most positively to the Index’s results relative to the MSCI Europe Index during the Reporting Period. Index constituents in the information technology, communication services and financials sectors detracted most from the Index’s results relative to the MSCI Europe Index during the Reporting Period.

From a country perspective, Index constituents in Germany, Switzerland and the U.K. contributed most positively to the Index’s results relative to the MSCI Europe Index during the Reporting Period. Conversely, Index constituents in Spain, the Netherlands and Finland detracted the most from the

8

PORTFOLIO RESULTS

Index’s results relative to the MSCI Europe Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Europe Index, overweight positions in Luxembourg-based steel producer ArcelorMittal, Switzerland-based freight transporter Kuehne + Nagel International and Denmark-based integrated transport and logistics company AP Moller-Maersk contributed most positively (0.64%, 0.82% and 0.39% of Fund net assets as of August 31, 2021, respectively). ArcelorMittal generated a triple-digit gain within the Index during the Reporting Period, while Kuehne + Nagel International and AP Moller-Maersk each posted a robust double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the MSCI Europe Index, overweight positions in France-based digital services provider Atos and France-based drug manufacturer Ipsen and an underweight position in Netherlands-based semiconductor producer ASML Holding detracted most (0.63%, 0.46% and 2.34% of Fund net assets as of August 31, 2021, respectively). Atos and Ipsen each posted a negative return during the Reporting Period, while ASML Holding generated a triple-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and reference index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® Europe Equity Index	MSCI Europe Index

Consumer Discretionary	13.21%	13.38%	11.73%
Consumer Staples	13.44	13.28	12.38
Energy	2.63	2.27	4.14
Financials	12.72	12.56	15.46
Health Care	15.56	15.70	14.63
Industrials	16.42	16.41	14.99
Information Technology	8.18	8.09	8.97
Materials	8.46	8.27	8.21
Real Estate	0.77	0.87	1.37
Communication Services	4.04	4.77	3.84
Utilities	4.02	4.40	4.27

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.9% of the Fund’s net assets as of August 31, 2021. Figures above may not sum to 100% due to rounding or due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index.

9

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Country Name	Fund[2]	GS ActiveBeta® Europe Equity Index	MSCI Europe Index

Germany	15.12%	15.55%	14.33%
Switzerland	14.57	14.61	15.35
UK	20.38	20.36	21.91
Sweden	5.86	5.77	5.79
Austria	1.03	1.12	0.31
Denmark	4.53	4.70	4.20
Norway	0.96	1.35	0.95
Portugal	0.50	0.62	0.29
France	18.92	18.63	17.60
Ireland	0.73	0.81	1.14
Belgium	1.14	1.04	1.40
Italy	3.64	4.04	3.77
Finland	1.45	1.54	1.68
Netherlands	7.19	6.85	7.61
Spain	3.41	3.01	3.65

[1]	Country classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying country allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.9% of the Fund’s net assets as of August 31, 2021. Figures above may not sum to 100% due to rounding or due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Europe Equity Index.

10

FUND BASICS

ActiveBeta® Europe Equity ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021

Market Price[1]	$38.05
Net Asset Value (NAV)[1]	$37.99

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business	Country

Nestle SA	2.8%	Consumer Staples	Switzerland
Roche Holding AG	2.4	Health Care	Switzerland
ASML Holding NV	2.3	Information Technology	Netherlands

LVMH Moet Hennessy Louis Vuitton SE	1.5	Consumer Discretionary	France
Novo Nordisk A/S, Class B	1.5	Health Care	Denmark
Novartis AG	1.5	Health Care	Switzerland
L’Oreal SA	1.2	Consumer Staples	France

AstraZeneca PLC	1.1	Health Care	United Kingdom
SAP SE	1.1	Information Technology	Germany
Unilever PLC	1.0	Consumer Staples	United Kingdom

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

11

ACTIVEBETA® EUROPE EQUITY ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on March 2, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® Europe Equity Index and the MSCI Europe Index (net, unhedged, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® Europe Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 2, 2016 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Since Inception
Shares based on NAV (Commenced March 2, 2016)	30.45%	10.94%	11.11%

Shares based on Market Price (Commenced March 2, 2016)	30.81%	10.91%	11.14%

Goldman Sachs ActiveBeta® Europe Equity Index	30.87%	11.05%	11.20%

MSCI Europe Index (net, unhedged, USD)	29.18%	10.10%	10.33%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

12

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® International Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® International Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 27.12% based on net asset value (“NAV”) and 27.47% based on market price. The Index returned 27.26%, and the MSCI World ex USA Index (net, unhedged, USD) (“MSCI World ex USA Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 26.57% during the same period.

The Fund had an NAV of $28.72 per share on August 31, 2020 and ended the Reporting Period with an NAV of $35.76 per share. The Fund’s market price on August 31, 2021 was $35.75 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI World ex USA Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compares the performance of the Fund to that of the MSCI World ex USA Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI World ex USA Index.

During the Reporting Period, the Fund posted double-digit positive absolute returns that outperformed the MSCI World ex USA Index, as measured by NAV. Amongst underlying factors, Value and Quality contributed positively to relative results, while Momentum and Low Volatility detracted from relative results during the Reporting Period. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Quality refers to sustainable profitability over time. Momentum is whether a company’s share price is trending up or down. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time.

Q	Which sectors and countries contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the industrials, materials and consumer discretionary sectors contributed most positively to the Index’s results relative to the MSCI World ex USA Index during the Reporting Period. Index constituents in the information technology, financials and consumer staples sectors detracted the most from the Index’s results relative to the MSCI World ex USA Index during the Reporting Period.

From a country perspective, Index constituents in Switzerland, Canada and the U.K. contributed most positively to the Fund’s results relative to the MSCI World ex USA Index during the Reporting Period. Conversely,

13

PORTFOLIO RESULTS

Index constituents in Japan, the Netherlands and Spain detracted the most from the Fund’s results relative to the MSCI World ex USA Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI World ex USA Index, overweight positions in Luxembourg-based steel producer ArcelorMittal, Denmark-based integrated transport and logistics company AP Moller-Maersk and Canada-based engineering services provider WSP Global contributed most positively (0.43%, 0.31% and 0.54% of Fund net assets as of August 31, 2021, respectively). ArcelorMittal generated a triple-digit gain within the Index during the Reporting Period, and AP Moller-Maersk and WSP Global each posted a robust double-digit gain within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the MSCI World ex USA Index, an underweight position in Netherlands-based semiconductor producer ASML Holding and overweight positions in France-based digital services provider Atos and Australia-based utilities company AGL Energy detracted most (1.19%, 0.45% and 0.08% of Fund net assets as of August 31, 2021, respectively). ASML Holding posted a triple-digit gain within the Index during the Reporting Period. Atos and AGL Energy each generated a double-digit decline within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® International Equity Index	MSCI World ex USA Index

Consumer Discretionary	12.43%	12.46%	11.76%
Consumer Staples	12.98	13.00	9.61
Energy	2.45	2.27	4.02
Financials	15.68	15.41	18.70
Health Care	12.28	12.33	11.64
Industrials	15.61	15.94	15.27
Information Technology	9.85	10.10	10.18
Materials	7.96	7.50	8.13
Real Estate	1.79	1.89	2.74
Communication Services	4.76	5.17	4.45
Utilities	3.63	3.94	3.50

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.2% of the Fund’s net assets as of August 31, 2021. Figures above may not sum to 100% due to rounding or due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

14

PORTFOLIO RESULTS

Q	What was the Fund’s country positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Country Name	Fund[2]	GS ActiveBeta® International Equity Index	MSCI World ex USA Index

Switzerland	8.25%	8.45%	9.00%
Canada	10.45	10.33	9.99
UK	12.20	12.27	12.84
Denmark	2.90	3.08	2.46
Germany	8.76	8.92	8.40
Austria	0.65	0.66	0.18
Sweden	3.28	3.32	3.39
Hong Kong	2.83	2.82	2.75
Norway	0.56	0.81	0.56
France	11.60	11.50	10.31
Portugal	0.30	0.34	0.17
Italy	2.15	2.49	2.21
Singapore	1.04	1.10	0.92
Ireland	0.44	0.51	0.67
Belgium	0.67	0.52	0.82
Finland	0.76	0.89	0.98
New Zealand	0.23	0.27	0.22
Israel	0.70	0.76	0.55
Australia	5.81	5.68	6.29
Spain	1.91	1.71	2.14
Netherlands	4.00	3.75	4.46
Japan	19.92	19.81	20.69

[1]	Country classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying country allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.2% of the Fund’s net assets as of August 31, 2021. Figures above may not sum to 100% due to rounding or due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® International Equity Index.

15

FUND BASICS

ActiveBeta® International Equity ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021

Market Price[1]	$35.75
Net Asset Value (NAV)[1]	$35.76

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business	Country

Nestle SA	1.6%	Consumer Staples	Switzerland
Roche Holding AG	1.3	Health Care	Switzerland
ASML Holding NV	1.2	Information Technology	Netherlands

LVMH Moet Hennessy Louis Vuitton SE	1.0	Consumer Discretionary	France
Novo Nordisk A/S, Class B	0.8	Health Care	Denmark
Novartis AG	0.8	Health Care	Switzerland
L’Oreal SA	0.7	Consumer Staples	France

Royal Bank of Canada	0.6	Financials	Canada
Deutsche Post AG	0.6	Industrials	Germany
AstraZeneca PLC	0.6	Health Care	United Kingdom

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

16

ACTIVEBETA® INTERNATIONAL EQUITY ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on November 6, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® International Equity Index and the MSCI World ex USA Index (net, Unhedged, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® International Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 6, 2015 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Since Inception
Shares based on NAV (Commenced November 6, 2015)	27.12%	10.30%	8.95%

Shares based on Market Price (Commenced November 6, 2015)	27.47%	10.19%	8.94%

Goldman Sachs ActiveBeta® International Equity Index	27.26%	10.39%	9.04%

MSCI World ex USA Index (net, unhedged, USD)	26.57%	9.77%	8.34%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

17

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® Japan Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® Japan Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 18.02% based on net asset value (“NAV”) and 17.86% based on market price. The Index returned 17.88%, while the MSCI Japan Index (net, unhedged, USD) (“MSCI Japan Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 19.96% during the same period.

The Fund had an NAV of $32.60 per share on August 31, 2020 and ended the Reporting Period with an NAV of $37.91 per share. The Fund’s market price on August 31, 2021 was $37.75 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the MSCI Japan Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compares the performance of the Fund to that of the MSCI Japan Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the MSCI Japan Index.

During the Reporting Period, the Fund posted double-digit positive absolute returns but underperformed the MSCI Japan Index, as measured by NAV. Amongst underlying factors, Low Volatility and Momentum detracted most from results relative to the MSCI Japan Index, followed by Quality. Value contributed positively to results relative to the MSCI Japan Index. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the consumer staples, consumer discretionary and financials sectors detracted most from results relative to the MSCI Japan Index during the Reporting Period. Conversely, Index constituents in the industrials, information technology and communication services sectors contributed most positively to the Index’s results relative to the MSCI Japan Index during the Reporting Period.

18

PORTFOLIO RESULTS

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the MSCI Japan Index, an overweight position in home appliance retailer Yamada Holdings and underweight positions in steel products manufacturer Nippon Steel and sensor and measuring instrument manufacturer Keyence detracted most (0.80%, 0.24% and 2.26% of Fund net assets as of August 31, 2021, respectively). Yamada Holdings posted a double-digit negative return within the Index during the Reporting Period; Nippon Steel generated a triple-digit gain within the Index during the Reporting Period; and Keyence delivered a double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the MSCI Japan Index, overweight positions in marine transportation services and transportation management solutions provider Nippon Yusen; office automation equipment, electronic devices and photographic instruments manufacturer Ricoh; and chemical products manufacturer Mitsubishi Chemical Holdings contributed most positively (0.72%, 0.67% and 0.76% of Fund net assets as of August 31, 2021, respectively). Nippon Yusen posted a robust triple-digit gain within the Index during the Reporting Period. Ricoh and Mitsubishi Chemical Holdings each generated a double-digit positive return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the reference index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	GS ActiveBeta® Japan Equity Index	MSCI Japan Index

Consumer Discretionary	18.19%	17.92%	18.83%
Consumer Staples	8.77	8.80	7.11
Energy	0.78	1.19	0.60
Financials	7.39	7.70	8.85
Health Care	10.08	10.39	10.32
Industrials	20.04	20.29	22.22
Information Technology	16.41	16.06	14.54
Materials	4.93	4.52	5.00
Real Estate	3.13	2.69	3.52
Communication Services	8.53	8.96	8.00
Utilities	1.60%	1.46	1.00

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.5% of the Fund’s net assets as of August 31, 2021. Figures above may not sum to 100% due to rounding or due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® Japan Equity Index.

19

FUND BASICS

ActiveBeta® Japan Equity ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021

Market Price[1]	$37.75
Net Asset Value (NAV)[1]	$37.91

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business

Toyota Motor Corp.	3.5%	Consumer Discretionary
Sony Group Corp.	2.7	Consumer Discretionary
Keyence Corp.	2.3	Information Technology
Tokyo Electron Ltd.	1.6	Information Technology
Recruit Holdings Co. Ltd.	1.6	Industrials
Honda Motor Co. Ltd.	1.4	Consumer Discretionary
SoftBank Group Corp.	1.3	Communication Services
Hoya Corp.	1.3	Health Care
Nintendo Co. Ltd.	1.3	Communication Services
Fujitsu Ltd.	1.3	Information Technology

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

20

ACTIVEBETA® JAPAN EQUITY ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on March 2, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® Japan Index and the MSCI Japan Index (Unhedged, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® Japan Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from March 2, 2016 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Since Inception
Shares based on NAV (Commenced March 2, 2016)	18.02%	9.13%	9.63%

Shares based on Market Price (Commenced March 2, 2016)	17.86%	8.97%	9.56%

Goldman Sachs ActiveBeta® Japan Equity Index	17.88%	8.95%	9.44%

MSCI Japan Index (Unhedged, USD)	19.96%	9.10%	10.06%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

21

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 30.21% based on net asset value (“NAV”) and 30.32% based on market price. The Index returned 30.33%, and the S&P 500 Index (Total Return, USD) (“S&P 500 Index”), a market-cap based index against which the performance of the Fund is measured, returned 31.17% during the same period.

The Fund had an NAV of $70.70 on August 31, 2020 and ended the Reporting Period with an NAV of $90.95 per share. The Fund’s market price on August 31, 2021 was $90.91 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the S&P 500 Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compares the performance of the Fund to that of the S&P 500 Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500 Index.

During the Reporting Period, the Fund posted robust double-digit positive absolute returns but underperformed the S&P 500 Index, as measured by NAV. Amongst underlying factors, Low Volatility and Momentum detracted most from relative returns, followed by Quality. Value contributed positively to relative returns. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Momentum is whether a company’s share price is trending up or down. Quality refers to sustainable profitability over time. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the financials, consumer staples and utilities sectors detracted most from the Index’s results relative to the S&P 500 Index during the Reporting Period. Partially offsetting these detractors were Index constituents in consumer discretionary, health care and information technology, which contributed positively to the Index’s results relative to the S&P 500 Index during the Reporting Period.

22

PORTFOLIO RESULTS

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the S&P 500 Index, underweight positions in search engine Google parent company Alphabet and diversified financial services company Wells Fargo & Company and an overweight position in utilities company Vistra detracted most (3.79%, 0.27% and 0.00%[1] of Fund net assets as of August 31, 2021, respectively). Alphabet and Wells Fargo & Company each generated a robust double-digit gain within the Index during the Reporting Period. Vistra posted a double-digit negative return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500 Index, underweight positions in electric vehicle manufacturer Tesla and e-commerce retailing behemoth Amazon.com and an overweight position in clinical stage biotechnology company Moderna contributed most positively (0.72%, 3.28% and 0.23% of Fund net assets as of August 31, 2021, respectively). Tesla posted a positive return within the Index but only modestly outperformed the Index during the Reporting Period, while Amazon.com posted a positive return within the Index that underperformed the Index during the Reporting Period. Moderna generated a robust triple-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500 Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® U.S. Large Cap Equity Index	S&P 500 Index

Consumer Discretionary	14.06%	14.24%	11.93%
Consumer Staples	7.64	7.65	5.76
Energy	0.93	0.94	2.41
Financials	9.04	9.06	11.17
Health Care	14.41	14.44	13.39
Industrials	8.10	8.12	8.24
Information Technology	28.97	29.04	27.95
Materials	1.90	1.90	2.56
Real Estate	2.24	2.24	2.63
Communication Services	10.57	10.60	11.47
Utilities	1.77	1.78	2.50

[1]	Some weights are 0.00% at August 31, 2021 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.1% of the Fund’s net assets as of August 31, 2021. Figures above may not sum to 100% due to rounding or due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index.

23

FUND BASICS

ActiveBeta® U.S. Large Cap Equity ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021

Market Price[1]	$90.91
Net Asset Value (NAV)[1]	$90.95

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business

Apple, Inc.	5.2%	Information Technology
Microsoft Corp.	5.0	Information Technology
Amazon.com, Inc.	3.3	Consumer Discretionary
Facebook, Inc., Class A	2.1	Communication Services
Alphabet, Inc., Class A	1.9	Communication Services
Alphabet, Inc., Class C	1.9	Communication Services
NVIDIA Corp.	1.1	Information Technology
Johnson & Johnson	1.1	Health Care
Home Depot, Inc. (The)	1.0	Consumer Discretionary
Berkshire Hathaway, Inc., Class B	0.9	Financials

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

24

ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on September 17, 2015 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index and the S&P 500 Index (Total Return, USD), respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 17, 2015 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Five Years	Since Inception
Shares based on NAV (Commenced September 17, 2015)	30.21%	17.67%	16.29%

Shares based on Market Price (Commenced September 17, 2015)	30.32%	17.67%	16.29%

Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index	30.33%	17.80%	16.42%

S&P 500 Index (Total Return, USD)	31.17%	18.01%	17.01%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

25

PORTFOLIO RESULTS

Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

Investment Objective

The Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 50.45% based on net asset value (“NAV”) and 50.17% based on market price. The Index returned 50.93%, and the Russell 2000® Index (Total Return, USD) (“Russell 2000® Index”), a market-cap based index against which the performance of the Fund is measured, and the reference index for the Index, returned 47.08% during the same period.

The Fund had an NAV of $43.57 on August 31, 2020 and ended the Reporting Period with an NAV of $64.97 per share. The Fund’s market price on August 31, 2021 was $64.94 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is constructed using a rules-based methodology that was developed to provide exposure to the “factors” (or characteristics) that are commonly tied to a stock’s outperformance relative to market returns, and its performance is compared to that of the Russell 2000® Index. Because the Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index, the discussion below compares the performance of the Fund to that of the Russell 2000® Index. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Russell 2000® Index.

During the Reporting Period, the Fund posted robust double-digit positive absolute returns that outperformed the Russell 2000® Index, as measured by NAV. Amongst underlying factors, Value contributed most positively to relative returns, followed by Quality and Low Volatility. Momentum detracted from relative returns. Value refers to how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. Quality refers to sustainable profitability over time. Low Volatility is a relatively low degree of fluctuation in a company’s share price over time. Momentum is whether a company’s share price is trending up or down.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the health care, information technology and consumer discretionary sectors contributed most positively to the Index’s results relative to the Russell 2000® Index during the Reporting Period. Partially offsetting these positive contributors were Index constituents in the communication services, energy and materials sectors, which detracted from the Index’s results relative to the Russell 2000® Index during the Reporting Period.

26

PORTFOLIO RESULTS

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the Russell 2000® Index, overweight positions in specialty electronic game and personal computer entertainment software retailer GameStop, stem/progenitor cell products developer Vericel and chiropractic clinics franchisor Joint contributed most positively (0.00%[1], 0.24% and 0.23% of Fund net assets as of August 31, 2021, respectively). GameStop posted a quadruple-digit gain within the Index during the Reporting Period. Vericel and Joint each generated a robust triple-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the Russell 2000® Index, underweight positions in movie theater operator AMC Entertainment Holdings, biotechnology company Intellia Therapeutics and precision cardiovascular medicine company MyoKardia detracted most (0.27%, 0.14% and 0.00%[1] of Fund net assets as of August 31, 2021, respectively). Each of these holdings posted a robust double-digit or triple-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index and the Russell 2000® Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS ActiveBeta® U.S. Small Cap Equity Index	Russell 2000® Index

Consumer Discretionary	13.02%	13.23%	11.64%
Consumer Staples	3.35	3.49	3.21
Energy	2.89	2.94	3.82
Financials	16.47	16.65	15.28
Health Care	16.34	16.56	20.54
Industrials	15.79	15.97	14.68
Information Technology	14.93	15.09	14.04
Materials	3.69	3.73	3.84
Real Estate	6.53	6.60	7.00
Communication Services	2.70	2.78	3.41
Utilities	2.91	2.95	2.52

[1]	Some weights are 0.00% at August 31, 2021 either because those positions were taken out during the most recent rebalance given the Fund’s index construction methodology or because they were not components of the Index during the Reporting Period.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Russell Investments. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.2% of the Fund’s net assets as of August 31, 2021. Figures above may not sum to 100% due to rounding or due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.

27

FUND BASICS

ActiveBeta® U.S. Small Cap Equity ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021

Market Price[1]	$64.94
Net Asset Value (NAV)[1]	$64.97

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business

Crocs, Inc.	0.4%	Consumer Discretionary
Lattice Semiconductor Corp.	0.4	Information Technology
Synaptics, Inc.	0.3	Information Technology
eXp World Holdings, Inc.	0.3	Real Estate
STAAR Surgical Co.	0.3	Health Care
Perficient, Inc.	0.3	Information Technology
AMC Entertainment Holdings, Inc., Class A	0.3	Communication Services
Wingstop, Inc.	0.3	Consumer Discretionary
EMCOR Group, Inc.	0.3	Industrials
Alkermes PLC	0.3	Health Care

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

28

ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on June 28, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and reference index, the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index and the Russell 2000® Index, respectively, are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

ActiveBeta® U.S. Small Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 28, 2017 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Since Inception
Shares based on NAV (Commenced June 28, 2017)	50.45%	13.35%

Shares based on Market Price (Commenced June 28, 2017)	50.17%	13.33%

Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index	50.93%	13.52%

Russell 2000® Index	47.08%	13.26%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

29

FUND BASICS

Index Definitions and Industry Terms

Book Value: The total value of the company’s assets that shareholders would theoretically receive if a company were liquidated.

Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

The Goldman Sachs ActiveBeta® Emerging Markets Equity Index is designed to deliver exposure to equity securities of emerging market issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets countries. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® Europe Equity Index is designed to deliver exposure to equity securities of developed market issuers in Europe. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI Europe Index captures large and mid-cap representation across 15 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® International Equity Index is designed to deliver exposure to equity securities of developed markets issuers outside of the United States. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI World ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® Japan Equity Index is designed to deliver exposure to equity securities of Japanese issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® U.S. Large Cap Equity Index is designed to deliver exposure to equity securities of large capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index is designed to deliver exposure to equity securities of small capitalization U.S. issuers. The Index seeks to capture common sources of active equity returns, including value (i.e., how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow), momentum (i.e., whether a company’s share price is trending up or down), quality (i.e., profitability) and low volatility (i.e., a relatively low degree of fluctuation in a company’s share price over time). The Index is reconstituted and rebalanced quarterly. It is not possible to invest directly in an unmanaged index.

30

FUND BASICS

Index Definitions and Industry Terms (continued)

The Russell 2000® Index is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

31

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 97.2%
Argentina – 0.1%
354,406	YPF SA ADR (Energy)*	$1,846,455

Brazil – 3.6%
782,458	Ambev SA (Consumer Staples)	2,613,517
211,834	Atacadao SA (Consumer Staples)	751,001
709,152	B3 SA – Brasil Bolsa Balcao (Financials)	1,948,954
429,256	Banco Bradesco SA (Financials)	1,671,898
116,646	Banco Inter SA (Financials)	1,544,556
675,826	BB Seguridade Participacoes SA (Financials)	2,516,089
330,443	Cia Siderurgica Nacional SA (Materials)	2,250,050
289,482	CPFL Energia SA (Utilities)	1,642,050
182,045	Energisa SA (Utilities)	1,577,744
132,935	Engie Brasil Energia SA (Utilities)	975,029
367,649	Equatorial Energia SA (Utilities)	1,827,635
148,930	Hapvida Participacoes e Investimentos SA (Health Care)(a)	428,211
165,847	Klabin SA (Materials)*	852,308
142,238	Lojas Renner SA (Consumer Discretionary)	1,057,432
623,855	Magazine Luiza SA (Consumer Discretionary)	2,222,679
200,829	Natura & Co. Holding SA (Consumer Staples)*	2,024,942
578,088	Petroleo Brasileiro SA (Energy)	3,152,663
627,364	Raia Drogasil SA (Consumer Staples)	3,132,194
158,895	Suzano SA (Materials)*	1,893,251
236,341	Telefonica Brasil SA (Communication Services)	2,018,770
603,339	Vale SA (Materials)	11,629,439
277,465	WEG SA (Industrials)	1,927,251

		49,657,663

Chile – 0.5%
952,167	Cencosud SA (Consumer Staples)	1,793,875
277,612	Cia Cervecerias Unidas SA (Consumer Staples)	2,797,793
63,700	Empresas COPEC SA (Energy)	591,750
7,078,800	Enel Americas SA (Utilities)	993,288
9,959,364	Enel Chile SA (Utilities)	507,639

		6,684,345

China – 33.1%
66,815	360 DigiTech, Inc. ADR (Financials)*	1,523,382
1,339,626	3SBio, Inc. (Health Care)*(a)	1,493,382
384,707	Agile Group Holdings Ltd. (Real Estate)	441,228
3,182,826	Agricultural Bank of China Ltd., Class A (Financials)	1,460,193
4,993,591	Agricultural Bank of China Ltd., Class H (Financials)	1,675,799

87,151	Aier Eye Hospital Group Co. Ltd., Class A (Health Care)	570,020
21,639	Airtac International Group (Industrials)	659,785
1,998,311	Alibaba Group Holding Ltd. (Consumer Discretionary)*	42,523,542
74,000	Anhui Conch Cement Co. Ltd., Class A (Materials)	458,314
164,465	Anhui Conch Cement Co. Ltd., Class H (Materials)	890,274
199,871	ANTA Sports Products Ltd. (Consumer Discretionary)	4,111,858
18,728	Autohome, Inc. ADR (Communication Services)	828,901
1,112,000	AVIC Industry-Finance Holdings Co. Ltd., Class A (Financials)	682,505
32,690	Baidu, Inc. ADR (Communication Services)*	5,132,984
2,134,777	Bank of Beijing Co. Ltd., Class A (Financials)	1,435,978
3,424,223	Bank of China Ltd., Class A (Financials)	1,608,090
10,585,963	Bank of China Ltd., Class H (Financials)	3,715,877
2,264,802	Bank of Communications Co. Ltd., Class A (Financials)	1,551,523
2,793,468	Bank of Communications Co. Ltd., Class H (Financials)	1,605,534
1,544,016	Bank of Jiangsu Co. Ltd., Class A (Financials)	1,538,751
712,817	Bank of Nanjing Co. Ltd., Class A (Financials)	1,036,302
1,168,601	Bank of Shanghai Co. Ltd., Class A (Financials)	1,305,892
30,950	Baozun, Inc. ADR (Consumer Discretionary)*	745,276
1,702,783	BBMG Corp., Class A (Materials)	715,211
2,036	BeiGene Ltd. ADR (Health Care)*	627,699
627,571	Beijing Enterprises Holdings Ltd. (Utilities)	2,162,549
1,426,256	Beijing Enterprises Water Group Ltd. (Utilities)*	588,669
473,400	Beijing Originwater Technology Co. Ltd., Class A (Industrials)	556,164
30,600	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A (Health Care)	1,103,108
38,022	Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., Class A (Information Technology)	900,459
767,800	Beijing-Shanghai High Speed Railway Co. Ltd., Class A (Industrials)	565,259
84,444	BGI Genomics Co. Ltd., Class A (Health Care)	1,227,527

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
14,694	Bilibili, Inc. ADR (Communication Services)*	$1,178,900
984,800	Bosideng International Holdings Ltd. (Consumer Discretionary)	805,329
32,397	BYD Co. Ltd., Class A (Consumer Discretionary)	1,390,882
66,197	BYD Co. Ltd., Class H (Consumer Discretionary)	2,241,932
195,500	By-health Co. Ltd., Class A (Consumer Staples)	762,062
148,682	C&S Paper Co. Ltd., Class A (Consumer Staples)	422,402
14,471	Changchun High & New Technology Industry Group, Inc., Class A (Health Care)	572,470
470,900	Changjiang Securities Co. Ltd., Class A (Financials)	545,929
2,926,276	China Bohai Bank Co. Ltd., Class H (Financials)(a)	1,188,970
4,408,956	China Cinda Asset Management Co. Ltd., Class H (Financials)	782,318
3,162,099	China CITIC Bank Corp. Ltd., Class H (Financials)	1,455,549
1,355,769	China Communications Services Corp. Ltd., Class H (Industrials)	721,696
250,900	China Conch Venture Holdings Ltd. (Industrials)	1,025,879
1,364,364	China Construction Bank Corp., Class A (Financials)	1,237,063
13,095,676	China Construction Bank Corp., Class H (Financials)	9,463,082
954,715	China Everbright Bank Co. Ltd., Class A (Financials)	495,706
2,898,833	China Everbright Bank Co. Ltd., Class H (Financials)	1,039,910
954,924	China Everbright Environment Group Ltd. (Industrials)	660,571
703,900	China Everbright Ltd. (Financials)	884,248
605,170	China Feihe Ltd. (Consumer Staples)(a)	1,095,591
341,900	China Galaxy Securities Co. Ltd., Class A (Financials)	545,281
1,237,400	China Galaxy Securities Co. Ltd., Class H (Financials)	695,280
156,600	China Gas Holdings Ltd. (Utilities)	454,053
554,167	China Hongqiao Group Ltd. (Materials)	826,546
1,541,317	China Jinmao Holdings Group Ltd. (Real Estate)	501,396
727,190	China Life Insurance Co. Ltd., Class H (Financials)	1,217,383
514,747	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	1,049,700
1,377,297	China Medical System Holdings Ltd. (Health Care)	2,698,864

627,300	China Mengniu Dairy Co. Ltd. (Consumer Staples)*	3,770,728
234,508	China Merchants Bank Co. Ltd., Class A (Financials)	1,779,528
607,294	China Merchants Bank Co. Ltd., Class H (Financials)	5,016,958
343,232	China Merchants Port Holdings Co. Ltd. (Industrials)	578,133
317,357	China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A (Real Estate)	489,906
2,012,575	China Minsheng Banking Corp. Ltd., Class A (Financials)	1,238,364
3,416,812	China Minsheng Banking Corp. Ltd., Class H (Financials)	1,427,818
1,044,430	China National Building Material Co. Ltd., Class H (Materials)	1,428,859
237,173	China Overseas Land & Investment Ltd. (Real Estate)	545,867
2,039,769	China Petroleum & Chemical Corp., Class A (Energy)	1,346,779
3,376,424	China Petroleum & Chemical Corp., Class H (Energy)	1,636,691
2,287,913	China Power International Development Ltd. (Utilities)	923,714
674,311	China Railway Group Ltd., Class A (Industrials)	588,402
1,066,269	China Railway Group Ltd., Class H (Industrials)	511,380
197,481	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	1,625,076
549,072	China Resources Cement Holdings Ltd. (Materials)	538,669
93,775	China Resources Gas Group Ltd. (Utilities)	569,112
151,287	China Resources Land Ltd. (Real Estate)	563,143
3,545,036	China Resources Pharmaceutical Group Ltd. (Health Care)(a)	1,846,052
437,520	China Resources Power Holdings Co. Ltd. (Utilities)	1,075,608
199,951	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A (Health Care)	866,186
185,300	China Shenhua Energy Co. Ltd., Class A (Energy)	574,396
858,867	China Shenhua Energy Co. Ltd., Class H (Energy)	1,901,636
62,626	China Tourism Group Duty Free Corp. Ltd., Class A (Consumer Discretionary)	2,215,885
13,308,262	China Tower Corp. Ltd., Class H (Communication Services)(a)	1,745,379
1,496,900	China United Network Communications Ltd., Class A (Communication Services)	972,103

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31 , 2021

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
138,524	China Vanke Co. Ltd., Class A (Real Estate)	$425,105
167,325	China Vanke Co. Ltd., Class H (Real Estate)	451,802
390,218	China Yangtze Power Co. Ltd., Class A (Utilities)	1,169,686
2,311,694	China Zheshang Bank Co. Ltd., Class A (Financials)	1,271,933
72,025	Chongqing Brewery Co. Ltd., Class A (Consumer Staples)*	1,564,523
861,748	Chongqing Rural Commercial Bank Co. Ltd., Class A (Financials)	519,560
1,278,509	Chongqing Rural Commercial Bank Co. Ltd., Class H (Financials)	489,878
40,993	Chongqing Zhifei Biological Products Co. Ltd., Class A (Health Care)	1,124,575
1,250,034	CITIC Ltd. (Industrials)	1,555,842
141,700	CITIC Securities Co. Ltd., Class A (Financials)	563,989
213,400	CITIC Securities Co. Ltd., Class H (Financials)	540,541
11,700	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)	897,393
303,495	COSCO SHIPPING Holdings Co. Ltd., Class A (Industrials)*	975,587
559,933	COSCO SHIPPING Holdings Co. Ltd., Class H (Industrials)*	1,058,332
446,407	Country Garden Holdings Co. Ltd. (Real Estate)	493,626
2,549,309	CSPC Pharmaceutical Group Ltd. (Health Care)	3,235,251
286,600	Daan Gene Co. Ltd., Class A (Health Care)	831,993
1,516,661	Dali Foods Group Co. Ltd. (Consumer Staples)(a)	850,244
11,645	Daqo New Energy Corp. ADR (Information Technology)*	713,955
506,700	DHC Software Co. Ltd., Class A (Information Technology)	600,783
133,519	Dong-E-E-Jiao Co. Ltd., Class A (Health Care)	711,260
997,500	Dongfeng Motor Group Co. Ltd., Class H (Consumer Discretionary)	1,092,750
72,600	Ecovacs Robotics Co. Ltd., Class A (Consumer Discretionary)	1,650,604
142,929	ENN Energy Holdings Ltd. (Utilities)	2,828,312
526,053	Far East Horizon Ltd. (Financials)(b)	597,930
486,365	Financial Street Holdings Co. Ltd., Class A (Real Estate)	489,229

644,500	Focus Media Information Technology Co. Ltd., Class A (Communication Services)	718,220
371,020	Fosun International Ltd. (Industrials)	469,419
294,800	Foxconn Industrial Internet Co. Ltd., Class A (Information Technology)	524,536
72,700	Fuyao Glass Industry Group Co. Ltd., Class A (Consumer Discretionary)	539,729
30,300	Ganfeng Lithium Co. Ltd., Class H (Materials)(a)	698,150
421,582	Gaotu Techedu, Inc. ADR (Consumer Discretionary)*(b)	1,214,156
13,000	G-bits Network Technology Xiamen Co. Ltd., Class A (Communication Services)	738,675
239,322	GF Securities Co. Ltd., Class A (Financials)	704,390
266,750	Giant Network Group Co. Ltd., Class A (Communication Services)	417,985
133,549	Great Wall Motor Co. Ltd., Class A (Consumer Discretionary)	1,368,608
454,578	Great Wall Motor Co. Ltd., Class H (Consumer Discretionary)	2,092,473
819,400	Greenland Holdings Corp. Ltd., Class A (Real Estate)	565,147
394,310	Guangdong Investment Ltd. (Utilities)	547,558
49,071	Guangdong Kinlong Hardware Products Co. Ltd., Class A (Industrials)	1,228,448
264,384	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A (Health Care)	1,207,184
322,200	Guangzhou Haige Communications Group, Inc. Co., Class A (Information Technology)	558,806
67,700	Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A (Health Care)	1,106,998
849,704	Guangzhou R&F Properties Co. Ltd., Class H (Real Estate)	725,444
58,940	Guangzhou Tinci Materials Technology Co. Ltd., Class A (Materials)	1,244,299
52,919	Guangzhou Wondfo Biotech Co. Ltd., Class A (Health Care)	349,485
292,600	Guosen Securities Co. Ltd., Class A (Financials)	553,273
211,003	Guotai Junan Securities Co. Ltd., Class A (Financials)	580,814
447,000	Guoyuan Securities Co. Ltd., Class A (Financials)	545,240

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
378,438	Haidilao International Holding Ltd. (Consumer Discretionary)(a)(b)	$1,542,490
186,900	Haier Smart Home Co. Ltd., Class H (Consumer Discretionary)	704,118
156,907	Haitian International Holdings Ltd. (Industrials)	601,211
318,833	Haitong Securities Co. Ltd., Class A (Financials)	628,079
602,400	Haitong Securities Co. Ltd., Class H (Financials)	556,906
60,870	Hang Zhou Great Star Industrial Co. Ltd., Class A (Consumer Discretionary)*	315,577
49,924	Hangzhou First Applied Material Co. Ltd., Class A (Information Technology)	1,176,139
131,494	Hangzhou Oxygen Plant Group Co. Ltd., Class A (Industrials)	725,540
86,387	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Discretionary)	477,994
151,290	Hansoh Pharmaceutical Group Co. Ltd. (Health Care)(a)	413,369
241,600	Heilongjiang Agriculture Co. Ltd., Class A (Consumer Staples)	543,338
101,821	Hello Group, Inc. ADR (Communication Services)	1,337,928
87,545	Hengan International Group Co. Ltd. (Consumer Staples)	507,664
1,428,352	Hesteel Co. Ltd., Class A (Materials)	690,710
57,373	Hithink RoyalFlush Information Network Co. Ltd., Class A (Financials)	1,028,926
190,412	Hopson Development Holdings Ltd. (Real Estate)	741,832
1,042,546	Huadian Power International Corp. Ltd., Class A (Utilities)	625,334
132,300	Huadong Medicine Co. Ltd., Class A (Health Care)	630,537
222,200	Huatai Securities Co. Ltd., Class A (Financials)	564,110
386,650	Huatai Securities Co. Ltd., Class H (Financials)(a)	554,818
359,600	Huaxi Securities Co. Ltd., Class A (Financials)	540,626
1,557,573	Huaxia Bank Co. Ltd., Class A (Financials)	1,351,892
201,300	Huayu Automotive Systems Co. Ltd., Class A (Consumer Discretionary)	723,831
2,140,058	Industrial & Commercial Bank of China Ltd., Class A (Financials)	1,532,404
8,211,540	Industrial & Commercial Bank of China Ltd., Class H (Financials)	4,582,291

584,521	Industrial Bank Co. Ltd., Class A (Financials)	1,676,013
118,225	Inner Mongolia Yili Industrial Group Co. Ltd., Class A (Consumer Staples)	623,192
71,895	Intco Medical Technology Co. Ltd., Class A (Health Care)	1,138,486
57,900	Jafron Biomedical Co. Ltd., Class A (Health Care)	439,545
118,035	JD.com, Inc. ADR (Consumer Discretionary)*	9,272,830
228,035	Jiangsu Eastern Shenghong Co. Ltd., Class A (Materials)	1,144,416
480,627	Jiangsu Expressway Co. Ltd., Class H (Industrials)	498,712
291,143	Jiangsu Hengrui Medicine Co. Ltd., Class A (Health Care)	2,039,625
235,758	Jilin Aodong Pharmaceutical Group Co. Ltd., Class A (Health Care)	580,991
19,209	JiuGui Liquor Co. Ltd., Class A (Consumer Staples)	623,667
202,200	Jiumaojiu International Holdings Ltd. (Consumer Discretionary)(a)	678,563
254,872	Joincare Pharmaceutical Group Industry Co. Ltd., Class A (Health Care)	436,111
383,002	Jointown Pharmaceutical Group Co. Ltd., Class A (Health Care)	898,143
156,621	Joyoung Co. Ltd., Class A (Consumer Discretionary)	510,742
18,146	JOYY, Inc. ADR (Communication Services)	1,148,642
1,220,214	Kaisa Group Holdings Ltd. (Real Estate)*	406,354
425,377	Kingboard Holdings Ltd. (Information Technology)	2,092,058
108,882	Kingdee International Software Group Co. Ltd. (Information Technology)*	396,197
99,160	Kuaishou Technology (Communication Services)*(a)(b)	1,077,362
2,099,038	Kunlun Energy Co. Ltd. (Utilities)	2,223,903
12,294	Kweichow Moutai Co. Ltd., Class A (Consumer Staples)	2,968,700
2,583,232	Lenovo Group Ltd. (Information Technology)	2,863,117
502,204	Li Ning Co. Ltd. (Consumer Discretionary)	6,747,841
396,077	Longfor Group Holdings Ltd. (Real Estate)(a)	1,716,239
69,206	LONGi Green Energy Technology Co. Ltd., Class A (Information Technology)	959,574
17,959	Luzhou Laojiao Co. Ltd., Class A (Consumer Staples)	473,191

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31 , 2021

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
425,709	Meituan, Class B (Consumer Discretionary)*(a)	$13,629,519
1,265,519	Metallurgical Corp. of China Ltd., Class A (Industrials)	982,680
70,002	Midea Group Co. Ltd., Class A (Consumer Discretionary)	716,077
60,354	NetEase, Inc. ADR (Communication Services)	5,879,687
191,300	New China Life Insurance Co. Ltd., Class H (Financials)	563,273
149,953	New Oriental Education & Technology Group, Inc. ADR (Consumer Discretionary)*	338,894
67,748	NIO, Inc. ADR (Consumer Discretionary)*	2,663,174
314,908	Nongfu Spring Co. Ltd., Class H (Consumer Staples)(a)	1,666,180
413,100	Northeast Securities Co. Ltd., Class A (Financials)	546,788
225,846	Offcn Education Technology Co. Ltd., Class A (Consumer Discretionary)*	367,892
820,780	Offshore Oil Engineering Co. Ltd., Class A (Energy)	577,548
591,820	People’s Insurance Co. Group of China Ltd. (The), Class A (Financials)	471,475
1,605,184	People’s Insurance Co. Group of China Ltd. (The), Class H (Financials)	495,341
3,047,511	PetroChina Co. Ltd., Class A (Energy)	2,333,339
5,136,865	PetroChina Co. Ltd., Class H (Energy)	2,252,272
21,447	Pharmaron Beijing Co. Ltd., Class A (Health Care)	639,886
2,055,733	PICC Property & Casualty Co. Ltd., Class H (Financials)	1,858,191
44,003	Pinduoduo, Inc. ADR (Consumer Discretionary)*	4,401,180
138,441	Ping An Insurance Group Co. of China Ltd., Class A (Financials)	1,070,708
915,223	Ping An Insurance Group Co. of China Ltd., Class H (Financials)	7,107,751
277,363	Poly Developments and Holdings Group Co. Ltd., Class A (Real Estate)	489,641
1,566,736	Postal Savings Bank of China Co. Ltd., Class A (Financials)	1,248,144
1,955,670	Postal Savings Bank of China Co. Ltd., Class H (Financials)(a)	1,410,674
935,011	Power Construction Corp. of China Ltd., Class A (Industrials)	899,941
41,100	Proya Cosmetics Co. Ltd., Class A (Consumer Staples)	1,001,319

898,600	Qingdao Rural Commercial Bank Corp., Class A (Financials)	544,564
570,454	RiseSun Real Estate Development Co. Ltd., Class A (Real Estate)	419,972
112,970	Rongsheng Petrochemical Co. Ltd., Class A (Materials)	326,724
510,557	SAIC Motor Corp. Ltd., Class A (Consumer Discretionary)	1,528,822
393,160	Sailun Group Co. Ltd., Class A (Consumer Discretionary)	605,705
14,285	Sangfor Technologies, Inc., Class A (Information Technology)	603,105
405,900	SDIC Capital Co. Ltd., Class A (Financials)	586,957
584,637	SDIC Power Holdings Co. Ltd., Class A (Utilities)	820,956
233,138	Shandong Buchang Pharmaceuticals Co. Ltd., Class A (Health Care)	681,130
199,400	Shandong Gold Mining Co. Ltd., Class A (Materials)	556,293
94,898	Shandong Linglong Tyre Co. Ltd., Class A (Consumer Discretionary)	440,073
42,517	Shanghai Bairun Investment Holding Group Co. Ltd., Class A (Consumer Staples)	472,287
1,242,474	Shanghai Construction Group Co. Ltd., Class A (Industrials)	533,424
760,545	Shanghai International Port Group Co. Ltd., Class A (Industrials)	658,935
204,468	Shanghai Lingang Holdings Corp. Ltd., Class A (Real Estate)	488,353
164,864	Shanghai Pharmaceuticals Holding Co. Ltd., Class A (Health Care)	490,606
893,774	Shanghai Pharmaceuticals Holding Co. Ltd., Class H (Health Care)	1,774,367
1,136,430	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	1,594,032
492,309	Shanghai RAAS Blood Products Co. Ltd., Class A (Health Care)	529,545
528,656	Shanxi Securities Co. Ltd., Class A (Financials)	536,686
915,454	Shanxi Taigang Stainless Steel Co. Ltd., Class A (Materials)	1,434,476
31,273	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A (Consumer Staples)	1,345,146
602,600	Shenergy Co. Ltd., Class A (Utilities)	608,017
775,200	Shenwan Hongyuan Group Co. Ltd., Class A (Financials)	564,699
358,350	Shenzhen International Holdings Ltd. (Industrials)	467,212

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
1,626,986	Shenzhen Investment Ltd. (Real Estate)	$483,241
11,800	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care)	599,876
1,433,445	Shenzhen Overseas Chinese Town Co. Ltd., Class A (Consumer Discretionary)	1,497,430
49,340	Shenzhou International Group Holdings Ltd. (Consumer Discretionary)	1,075,953
235,803	Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A (Health Care)	624,958
460,251	Sichuan Chuantou Energy Co. Ltd., Class A (Utilities)	811,788
69,542	Sichuan Swellfun Co. Ltd., Class A (Consumer Staples)	1,253,739
17,640	Silergy Corp. (Information Technology)	2,533,321
975,211	Sinopec Shanghai Petrochemical Co. Ltd., Class A (Materials)	512,394
278,362	Sinopharm Group Co. Ltd., Class H (Health Care)	715,112
894,700	Sinotrans Ltd., Class A (Industrials)	689,191
242,202	Sinotruk Hong Kong Ltd. (Industrials)	477,095
26,515	Skshu Paint Co. Ltd., Class A (Materials)	598,766
201,715	Smoore International Holdings Ltd. (Consumer Staples)(a)	1,080,243
684,400	Southwest Securities Co. Ltd., Class A (Financials)	544,168
2,073,700	Sun Art Retail Group Ltd. (Consumer Staples)	1,255,843
239,957	Sunac China Holdings Ltd. (Real Estate)	613,981
56,443	Sungrow Power Supply Co. Ltd., Class A (Industrials)	1,375,907
1,002,782	Suning.com Co. Ltd., Class A (Consumer Discretionary)*	820,628
39,500	Sunny Optical Technology Group Co. Ltd. (Information Technology)	1,194,546
12,051	Suzhou Maxwell Technologies Co. Ltd., Class A (Industrials)	1,451,686
275,419	Tangshan Jidong Cement Co. Ltd., Class A (Materials)	542,130
817,312	Tencent Holdings Ltd. (Communication Services)	50,568,707
39,430	Tencent Music Entertainment Group ADR (Communication Services)*	348,561
795,400	Tianfeng Securities Co. Ltd., Class A (Financials)*	533,801

1,234,574	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	2,196,957
320,021	Tonghua Dongbao Pharmaceutical Co. Ltd., Class A (Health Care)	519,811
1,341,433	Topsports International Holdings Ltd. (Consumer Discretionary)(a)	1,773,089
12,490	Trip.com Group Ltd. ADR (Consumer Discretionary)*	380,820
736,009	Uni-President China Holdings Ltd. (Consumer Staples)	697,459
161,720	Vipshop Holdings Ltd. ADR (Consumer Discretionary)*	2,391,839
39,210	Wanhua Chemical Group Co. Ltd., Class A (Materials)	648,436
1,996,900	Want Want China Holdings Ltd. (Consumer Staples)	1,358,252
254,257	Weichai Power Co. Ltd., Class H (Industrials)	641,417
154,385	Weifu High-Technology Group Co. Ltd., Class A (Consumer Discretionary)	554,178
264,967	Wens Foodstuffs Group Co. Ltd., Class A (Consumer Staples)	533,055
235,770	Wharf Holdings Ltd. (The) (Real Estate)	797,283
431,285	Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A (Communication Services)	1,139,710
31,702	Wuliangye Yibin Co. Ltd., Class A (Consumer Staples)	991,007
238,101	Wuxi Biologics Cayman, Inc. (Health Care)*(a)	3,686,006
30,400	Wuxi Shangji Automation Co. Ltd., Class A (Industrials)	1,517,079
451,811	Xiamen C & D, Inc., Class A (Industrials)	544,806
1,070,388	Xiaomi Corp., Class B (Information Technology)*(a)	3,440,722
388,317	Xinyi Solar Holdings Ltd. (Information Technology)	938,669
307,480	Yadea Group Holdings Ltd. (Consumer Discretionary)(a)	546,378
845,800	Yango Group Co. Ltd., Class A (Real Estate)	582,045
247,257	Yihai International Holding Ltd. (Consumer Staples)*	1,335,261
100,010	Yixintang Pharmaceutical Group Co. Ltd., Class A (Consumer Staples)	466,259
647,868	Yonghui Superstores Co. Ltd., Class A (Consumer Staples)	382,575
496,280	Youngor Group Co. Ltd., Class A (Real Estate)	496,895

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31 , 2021

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
826,638	Yuexiu Property Co. Ltd. (Real Estate)	$774,839
100,260	Yum China Holdings, Inc. (Consumer Discretionary)	6,172,006
5,768	Zai Lab Ltd. ADR (Health Care)*	833,476
9,902	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A (Health Care)	532,624
670,632	Zhejiang Expressway Co. Ltd., Class H (Industrials)	588,081
158,270	Zhejiang Satellite Petrochemical Co. Ltd., Class A (Materials)	1,028,068
374,900	Zhejiang Semir Garment Co. Ltd., Class A (Consumer Discretionary)	549,683
74,298	Zhejiang Supor Co. Ltd., Class A (Consumer Discretionary)	561,841
324,980	Zhejiang Weixing New Building Materials Co. Ltd., Class A (Industrials)	995,289
54,592	Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A (Health Care)	433,470
882,089	Zhenro Properties Group Ltd. (Real Estate)(b)	514,916
232,508	Zhongsheng Group Holdings Ltd. (Consumer Discretionary)	1,943,209
341,635	Zijin Mining Group Co. Ltd., Class A (Materials)	588,277
774,742	Zijin Mining Group Co. Ltd., Class H (Materials)	1,103,736
13,086	ZTO Express Cayman, Inc. ADR (Industrials)	369,156

		459,288,401

Czech Republic – 0.1%
30,960	CEZ AS (Utilities)	975,720
14,200	Komercni banka AS (Financials)*	545,796

		1,521,516

Egypt – 0.2%
877,400	Commercial International Bank Egypt SAE (Financials)*	2,615,434

Greece – 0.3%
203,469	Hellenic Telecommunications Organization SA (Communication Services)	4,002,685

Hong Kong – 0.2%
283,065	Kingboard Laminates Holdings Ltd. (Information Technology)	556,860
2,742,354	Sino Biopharmaceutical Ltd. (Health Care)	2,295,476

		2,852,336

Hungary – 0.2%
110,530	MOL Hungarian Oil & Gas PLC (Energy)	905,807
18,700	OTP Bank Nyrt (Financials)*	1,128,504
18,100	Richter Gedeon Nyrt (Health Care)	542,170

		2,576,481

India – 11.2%
89,058	Adani Green Energy Ltd. (Utilities)*	1,303,224
79,076	Asian Paints Ltd. (Materials)	3,467,451
185,277	Aurobindo Pharma Ltd. (Health Care)	1,845,728
29,501	Avenue Supermarts Ltd. (Consumer Staples)*(a)	1,598,063
55,775	Axis Bank Ltd. (Financials)*	600,857
10,315	Bajaj Finance Ltd. (Financials)	1,063,113
167,009	Berger Paints India Ltd. (Materials)	1,877,629
174,193	Biocon Ltd. (Health Care)*	856,202
57,135	Britannia Industries Ltd. (Consumer Staples)	3,128,407
192,114	Cipla Ltd. (Health Care)	2,494,068
131,398	Colgate-Palmolive India Ltd. (Consumer Staples)	3,047,580
225,070	Dabur India Ltd. (Consumer Staples)	1,915,981
50,846	Divi’s Laboratories Ltd. (Health Care)	3,603,148
44,000	Dr. Reddy’s Laboratories Ltd. (Health Care)	2,835,026
37,595	Grasim Industries Ltd. (Materials)	772,627
140,387	Havells India Ltd. (Industrials)	2,439,118
473,145	HCL Technologies Ltd. (Information Technology)	7,662,217
47,966	HDFC Asset Management Co. Ltd. (Financials)(a)	2,019,818
164,079	HDFC Life Insurance Co. Ltd. (Financials)(a)	1,613,090
192,250	Hindalco Industries Ltd. (Materials)	1,233,170
96,496	Hindustan Unilever Ltd. (Consumer Staples)	3,600,517
193,165	Housing Development Finance Corp. Ltd. (Financials)	7,404,339
411,297	ICICI Bank Ltd. (Financials)	4,050,859
50,762	ICICI Lombard General Insurance Co. Ltd. (Financials)(a)	1,108,723
1,577,706	Indian Oil Corp. Ltd. (Energy)	2,395,490
11,644	Info Edge India Ltd. (Communication Services)	986,026
602,969	Infosys Ltd. (Information Technology)	14,093,572
521,637	ITC Ltd. (Consumer Staples)	1,509,734
60,575	JSW Steel Ltd. (Materials)	570,508

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
47,558	Jubilant Foodworks Ltd. (Consumer Discretionary)	$2,602,393
56,089	Larsen & Toubro Infotech Ltd. (Information Technology)(a)	4,081,362
64,355	Larsen & Toubro Ltd. (Industrials)	1,474,019
140,392	Lupin Ltd. (Health Care)	1,841,927
126,200	Mahindra & Mahindra Ltd. (Consumer Discretionary)	1,371,290
431,762	Marico Ltd. (Consumer Staples)	3,219,845
65,796	Muthoot Finance Ltd. (Financials)	1,364,451
12,743	Nestle India Ltd. (Consumer Staples)	3,397,973
6,171	Page Industries Ltd. (Consumer Discretionary)	2,662,479
42,007	PI Industries Ltd. (Materials)	1,952,837
87,225	Pidilite Industries Ltd. (Materials)	2,724,426
822,228	Power Grid Corp. of India Ltd. (Utilities)	1,974,834
356,820	REC Ltd. (Financials)	741,425
272,599	Reliance Industries Ltd. (Energy)	8,431,592
105,314	SBI Life Insurance Co. Ltd. (Financials)(a)	1,719,543
68,885	Siemens Ltd. (Industrials)	2,144,085
194,231	Tata Consultancy Services Ltd. (Information Technology)	10,073,567
180,016	Tata Consumer Products Ltd. (Consumer Staples)	2,132,724
706,208	Tata Motors Ltd. (Consumer Discretionary)*	2,779,078
156,784	Tata Steel Ltd. (Materials)	3,114,420
299,738	Tech Mahindra Ltd. (Information Technology)	5,943,440
38,721	Torrent Pharmaceuticals Ltd. (Health Care)	1,647,277
23,513	UltraTech Cement Ltd. (Materials)	2,522,541
191,700	Vedanta Ltd. (Materials)	795,079
434,606	Wipro Ltd. (Information Technology)	3,815,508

		155,624,400

Indonesia – 1.2%
6,973,418	Aneka Tambang Tbk (Materials)	1,168,552
4,515,352	Astra International Tbk PT (Consumer Discretionary)	1,654,178
897,420	Bank Central Asia Tbk PT (Financials)	2,060,684
665,486	Gudang Garam Tbk PT (Consumer Staples)	1,543,274
3,348,942	Indofood CBP Sukses Makmur Tbk PT (Consumer Staples)*	1,978,253
3,437,028	Indofood Sukses Makmur Tbk PT (Consumer Staples)*	1,488,074
13,362,392	Kalbe Farma Tbk PT (Health Care)	1,260,117

5,398,919	Merdeka Copper Gold Tbk PT (Materials)*	1,067,481
10,665,893	Telkom Indonesia Persero Tbk PT (Communication Services)	2,542,614
4,595,605	Unilever Indonesia Tbk PT (Consumer Staples)	1,304,975

		16,068,202

Kuwait – 0.4%
1,004,576	Kuwait Finance House KSCP (Financials)	2,758,576
933,245	National Bank of Kuwait SAKP (Financials)	2,903,981

		5,662,557

Luxembourg – 0.1%
47,510	Reinet Investments SCA (Financials)*	923,169

Mexico – 2.1%
6,742,520	America Movil SAB de CV, Series L (Communication Services)	6,651,844
603,721	Becle SAB de CV (Consumer Staples)	1,542,178
3,436,591	Cemex SAB de CV, Series CPO (Materials)*	2,829,599
386,718	Fomento Economico Mexicano SAB de CV (Consumer Staples)	3,374,604
209,538	Gruma SAB de CV, Class B (Consumer Staples)	2,398,350
1,315,174	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	3,335,270
374,313	Grupo Financiero Banorte SAB de CV, Class O (Financials)	2,476,430
563,559	Grupo Mexico SAB de CV, Series B (Materials)	2,630,851
1,312,892	Wal-Mart de Mexico SAB de CV (Consumer Staples)	4,681,717

		29,920,843

Philippines – 0.2%
42,579	Globe Telecom, Inc. (Communication Services)	2,327,937
27,105	PLDT, Inc. (Communication Services)	798,168

		3,126,105

Poland – 0.9%
17,155	CD Projekt SA (Communication Services)(b)	758,641
45,423	Dino Polska SA (Consumer Staples)*(a)	3,850,895
25,609	KGHM Polska Miedz SA (Materials)	1,192,563

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31 , 2021

Shares	Description	Value

Common Stocks – (continued)
Poland – (continued)
200	LPP SA (Consumer Discretionary)	$729,210
829,890	PGE Polska Grupa Energetyczna SA (Utilities)*	2,187,001
400,665	Polskie Gornictwo Naftowe i Gazownictwo SA (Energy)	659,264
51,800	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)*	568,896
215,672	Powszechny Zaklad Ubezpieczen SA (Financials)*	2,286,952

		12,233,422

Qatar – 0.8%
2,189,855	Masraf Al Rayan QSC (Financials)	2,736,567
768,215	Ooredoo QPSC (Communication Services)	1,458,575
636,855	Qatar International Islamic Bank QSC (Financials)	1,679,156
381,382	Qatar Islamic Bank (Financials)	1,916,861
765,932	Qatar National Bank QPSC (Financials)	4,032,660

		11,823,819

Romania – 0.1%
136,447	NEPI Rockcastle PLC (Real Estate)	989,418

Russia – 3.7%
1,247,060	Gazprom PJSC (Energy)	5,209,236
35,428,584	Inter RAO UES PJSC (Utilities)	2,232,032
61,726	LUKOIL PJSC (Energy)	5,276,774
11,851	MMC Norilsk Nickel PJSC (Materials)	3,891,924
818,223	Moscow Exchange MICEX-RTS PJSC (Financials)	2,047,540
832,922	Novolipetsk Steel PJSC (Materials)	2,807,224
127,782	PhosAgro PJSC GDR (Materials)	2,517,305
73,275	Polymetal International PLC (Materials)	1,463,599
11,135	Polyus PJSC (Materials)	2,007,477
89,382	Rosneft Oil Co. PJSC (Energy)	651,526
1,648,308	Sberbank of Russia PJSC (Financials)	7,401,577
150,923	Severstal PAO (Materials)	3,541,215
3,336,114	Surgutneftegas PJSC (Energy)	1,540,183
275,229	Tatneft PJSC (Energy)	1,820,581
29,249	TCS Group Holding PLC GDR (Financials)	2,595,652
792,270,900	VTB Bank PJSC (Financials)	573,124
68,882	X5 Retail Group NV GDR (Consumer Staples)	2,294,186
41,198	Yandex NV, Class A (Communication Services)*	3,142,849

		51,014,004

Saudi Arabia – 2.8%
68,996	Abdullah Al Othaim Markets Co. (Consumer Staples)	2,119,161
86,034	Advanced Petrochemical Co. (Materials)	1,642,369
186,027	Al Rajhi Bank (Financials)	6,001,351
37,096	Bupa Arabia for Cooperative Insurance Co. (Financials)	1,651,700
219,662	Etihad Etisalat Co. (Communication Services)	1,874,099
300,609	Sahara International Petrochemical Co. (Materials)	2,668,910
405,252	Saudi Arabian Oil Co. (Energy)(a)	3,797,853
84,965	Saudi Basic Industries Corp. (Materials)	2,786,332
283,977	Saudi Electricity Co. (Utilities)	2,066,967
214,288	Saudi Industrial Investment Group (Materials)	2,051,068
557,195	Saudi Kayan Petrochemical Co. (Materials)*	2,766,143
328,009	Saudi National Bank (The) (Financials)	5,317,127
95,517	Saudi Telecom Co. (Communication Services)	3,437,970
122,889	Savola Group (The) (Consumer Staples)	1,315,486

		39,496,536

South Africa – 3.6%
174,073	Absa Group Ltd. (Financials)*	1,901,987
83,431	African Rainbow Minerals Ltd. (Materials)	1,494,894
168,605	Aspen Pharmacare Holdings Ltd. (Health Care)*	2,285,871
99,003	Bid Corp. Ltd. (Consumer Staples)*	2,189,359
50,300	Bidvest Group Ltd. (The) (Industrials)	712,859
5,500	Capitec Bank Holdings Ltd. (Financials)	721,559
103,082	Clicks Group Ltd. (Consumer Staples)	2,156,135
633,611	FirstRand Ltd. (Financials)	2,710,970
221,133	Gold Fields Ltd. (Materials)	2,086,431
218,568	Impala Platinum Holdings Ltd. (Materials)	3,368,047
61,008	Kumba Iron Ore Ltd. (Materials)(b)	2,754,112
157,592	Mr Price Group Ltd. (Consumer Discretionary)	2,374,175
310,399	MTN Group Ltd. (Communication Services)*	2,863,439
381,528	MultiChoice Group (Communication Services)(b)	3,030,596
5,441	Naspers Ltd., Class N (Consumer Discretionary)	932,850
159,989	Nedbank Group Ltd. (Financials)*	2,046,178

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
South Africa – (continued)
307,480	Rand Merchant Investment Holdings Ltd. (Financials)	$673,416
107,833	Remgro Ltd. (Financials)	900,609
191,127	Sanlam Ltd. (Financials)	851,450
251,338	Shoprite Holdings Ltd. (Consumer Staples)	3,194,503
590,014	Sibanye Stillwater Ltd. (Materials)	2,402,477
161,218	SPAR Group Ltd. (The) (Consumer Staples)	2,314,116
221,927	Standard Bank Group Ltd. (Financials)	2,281,560
117,427	Tiger Brands Ltd. (Consumer Staples)	1,509,463
175,684	Vodacom Group Ltd. (Communication Services)	1,744,695

		49,501,751

South Korea – 13.2%
17,329	Amorepacific Corp. (Consumer Staples)	3,400,188
45,043	AMOREPACIFIC Group (Consumer Staples)	2,245,449
11,403	BGF retail Co. Ltd. (Consumer Staples)	1,755,518
4,660	Celltrion, Inc. (Health Care)*	1,177,610
107,759	Cheil Worldwide, Inc. (Communication Services)	2,146,908
5,843	CJ CheilJedang Corp. (Consumer Staples)	2,285,394
7,355	CJ Corp. (Industrials)	643,868
13,885	CJ ENM Co. Ltd. (Consumer Discretionary)	1,833,450
9,592	CJ Logistics Corp. (Industrials)*	1,414,664
33,568	Coway Co. Ltd. (Consumer Discretionary)	2,264,020
19,695	E-MART, Inc. (Consumer Staples)	3,040,584
21,200	Fila Holdings Corp. (Consumer Discretionary)	820,975
18,285	GS Engineering & Construction Corp. (Industrials)	705,726
50,569	GS Holdings Corp. (Energy)	1,853,622
60,813	Hana Financial Group, Inc. (Financials)	2,362,867
42,932	Hankook Tire & Technology Co. Ltd. (Consumer Discretionary)	1,725,500
37,798	Hanwha Solutions Corp. (Materials)*	1,328,448
19,205	HMM Co. Ltd. (Industrials)*	695,683
29,932	Hotel Shilla Co. Ltd. (Consumer Discretionary)	2,318,249
15,015	Hyundai Engineering & Construction Co. Ltd. (Industrials)	718,731
7,718	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	1,847,208

9,968	Hyundai Motor Co. (Consumer Discretionary)	1,826,901
23,190	Hyundai Steel Co. (Materials)	1,020,044
184,303	Industrial Bank of Korea (Financials)	1,637,260
37,505	Kakao Corp. (Communication Services)	5,013,821
43,387	Kangwon Land, Inc. (Consumer Discretionary)*	1,036,543
58,900	KB Financial Group, Inc. (Financials)	2,687,317
57,983	Kia Corp. (Consumer Discretionary)	4,255,771
68,209	Korea Electric Power Corp. (Utilities)(b)	1,411,890
6,800	Korea Investment Holdings Co. Ltd. (Financials)	558,920
6,700	Korea Shipbuilding & Offshore Engineering Co. Ltd. (Industrials)*	684,764
2,379	Korea Zinc Co. Ltd. (Materials)	1,091,576
27,600	Korean Air Lines Co. Ltd. (Industrials)*	745,077
22,689	KT&G Corp. (Consumer Staples)	1,596,811
7,008	Kumho Petrochemical Co. Ltd. (Materials)(b)	1,175,606
4,216	LG Chem Ltd. (Materials)	2,756,245
35,687	LG Electronics, Inc. (Consumer Discretionary)	4,370,653
3,316	LG Household & Health Care Ltd. (Consumer Staples)	4,178,426
200,258	LG Uplus Corp. (Communication Services)	2,426,689
2,860	Lotte Chemical Corp. (Materials)	616,672
18,383	Lotte Shopping Co. Ltd. (Consumer Discretionary)(b)	1,704,405
440,058	Meritz Securities Co. Ltd. (Financials)	2,034,336
14,005	NAVER Corp. (Communication Services)	5,302,682
4,415	NCSoft Corp. (Communication Services)	2,513,174
49,000	NH Investment & Securities Co. Ltd. (Financials)	559,964
22,048	Orion Corp. (Consumer Staples)	2,405,513
26,800	Pearl Abyss Corp. (Communication Services)*	2,179,689
12,292	POSCO (Materials)	3,572,732
28,547	S-1 Corp. (Industrials)	2,021,397
1,218	Samsung Biologics Co. Ltd. (Health Care)*(a)	1,013,731
15,905	Samsung C&T Corp. (Industrials)	1,824,456
15,140	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	2,409,185
748,815	Samsung Electronics Co. Ltd. (Information Technology)	49,535,651

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31 , 2021

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
11,663	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	$2,273,352
5,008	Samsung SDI Co. Ltd. (Information Technology)	3,425,196
12,641	Samsung SDS Co. Ltd. (Information Technology)	1,880,696
50,613	Samsung Securities Co. Ltd. (Financials)	2,158,621
42,372	Seegene, Inc. (Health Care)	2,404,655
64,633	Shinhan Financial Group Co. Ltd. (Financials)	2,165,675
6,891	Shinsegae, Inc. (Consumer Discretionary)	1,598,757
85,950	SK Hynix, Inc. (Information Technology)	7,894,842
14,363	SK Telecom Co. Ltd. (Communication Services)	3,691,556
157,079	Woori Financial Group, Inc. (Financials)	1,524,118
24,186	Yuhan Corp. (Health Care)	1,303,743

		183,073,774

Taiwan – 15.6%
241,035	Accton Technology Corp. (Information Technology)	2,439,617
2,560,800	Acer, Inc. (Information Technology)	2,328,546
191,592	Advantech Co. Ltd. (Information Technology)	2,668,537
814,973	ASE Technology Holding Co. Ltd. (Information Technology)*	3,778,809
1,166,189	Asia Cement Corp. (Materials)	1,889,400
271,778	Asustek Computer, Inc. (Information Technology)	3,177,371
221,999	Catcher Technology Co. Ltd. (Information Technology)	1,337,754
1,557,440	Cathay Financial Holding Co. Ltd. (Financials)	3,349,394
370,923	Chailease Holding Co. Ltd. (Financials)	3,566,889
401,200	Cheng Shin Rubber Industry Co. Ltd. (Consumer Discretionary)	539,257
5,566,034	China Development Financial Holding Corp. (Financials)	2,851,956
2,469,484	China Steel Corp. (Materials)	3,399,456
461,580	Chunghwa Telecom Co. Ltd. (Communication Services)	1,865,407
1,623,469	Compal Electronics, Inc. (Information Technology)	1,341,492
3,090,784	CTBC Financial Holding Co. Ltd. (Financials)	2,565,105
403,547	Delta Electronics, Inc. (Information Technology)	3,938,855
938,682	E.Sun Financial Holding Co. Ltd. (Financials)	900,967

1,010,701	Evergreen Marine Corp. Taiwan Ltd. (Industrials)	4,959,869
285,348	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	2,224,012
392,423	Formosa Plastics Corp. (Materials)	1,451,399
755,246	Foxconn Technology Co. Ltd. (Information Technology)	1,806,802
1,292,177	Fubon Financial Holding Co. Ltd. (Financials)	3,963,233
53,122	Globalwafers Co. Ltd. (Information Technology)	1,667,640
1,819,435	Hon Hai Precision Industry Co. Ltd. (Information Technology)	7,287,325
935,612	Inventec Corp. (Information Technology)	820,372
10,735	Largan Precision Co. Ltd. (Information Technology)	1,038,115
1,270,763	Lite-On Technology Corp. (Information Technology)	2,806,239
275,389	MediaTek, Inc. (Information Technology)	8,953,235
1,353,448	Mega Financial Holding Co. Ltd. (Financials)	1,601,858
433,851	Micro-Star International Co. Ltd. (Information Technology)	2,042,959
321,000	Nan Ya Plastics Corp. (Materials)	1,037,819
57,568	Nan Ya Printed Circuit Board Corp. (Information Technology)	875,563
569,942	Nanya Technology Corp. (Information Technology)	1,365,549
142,990	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	2,136,066
228,813	Novatek Microelectronics Corp. (Information Technology)	3,707,112
380,111	Pegatron Corp. (Information Technology)	888,780
1,548,818	Pou Chen Corp. (Consumer Discretionary)	1,841,469
530,594	Powertech Technology, Inc. (Information Technology)	2,153,890
393,752	President Chain Store Corp. (Consumer Staples)*	4,056,370
387,276	Quanta Computer, Inc. (Information Technology)	1,095,583
225,824	Realtek Semiconductor Corp. (Information Technology)	4,514,280
2,204,087	SinoPac Financial Holdings Co. Ltd. (Financials)	1,133,319
696,455	Synnex Technology International Corp. (Information Technology)	1,352,023
2,748,581	Taishin Financial Holding Co. Ltd. (Financials)*	1,919,102
962,527	Taiwan Cement Corp. (Materials)	1,682,733
206,568	Taiwan Mobile Co. Ltd. (Communication Services)	752,823

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
3,773,536	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	$83,603,699
170,979	Unimicron Technology Corp. (Information Technology)	910,004
1,628,749	Uni-President Enterprises Corp. (Consumer Staples)*	4,249,140
2,579,359	United Microelectronics Corp. (Information Technology)	5,872,862
284,454	Vanguard International Semiconductor Corp. (Information Technology)	1,519,086
1,539,989	Winbond Electronics Corp. (Information Technology)	1,639,262
811,716	WPG Holdings Ltd. (Information Technology)	1,417,614
365,000	Yang Ming Marine Transport Corp. (Industrials)*	1,758,259
2,739,319	Yuanta Financial Holding Co. Ltd. (Financials)	2,471,105

		216,515,382

Tanzania – 0.1%
84,902	AngloGold Ashanti Ltd. (Materials)	1,431,624

Thailand – 1.6%
383,716	Advanced Info Service PCL NVDR (Communication Services)	2,238,070
1,180,100	Bangkok Dusit Medical Services PCL NVDR (Health Care)	856,723
2,602,600	Charoen Pokphand Foods PCL NVDR (Consumer Staples)(b)	2,180,104
978,477	CP ALL PCL NVDR (Consumer Staples)	1,973,195
136,100	Delta Electronics Thailand PCL NVDR (Information Technology)(b)	2,465,909
103,800	Electricity Generating PCL NVDR (Utilities)	582,884
646,000	Intouch Holdings PCL NVDR (Communication Services)	1,713,581
773,300	Krungthai Card PCL NVDR (Financials)	1,589,424
1,054,200	Muangthai Capital PCL NVDR (Financials)	2,117,721
1,094,100	PTT PCL NVDR (Energy)	1,298,358
147,900	Siam Cement PCL (The) NVDR (Materials)	1,973,071
879,500	Sri Trang Gloves Thailand PCL NVDR (Health Care)	1,009,587
2,894,000	Thai Union Group PCL NVDR (Consumer Staples)	1,786,725

		21,785,352

Turkey – 0.3%
334,629	BIM Birlesik Magazalar AS (Consumer Staples)	2,891,706
533,707	KOC Holding AS (Industrials)	1,478,936

		4,370,642

United Arab Emirates – 0.7%
947,772	Abu Dhabi National Oil Co. for Distribution PJSC (Consumer Discretionary)	1,166,282
484,100	Aldar Properties PJSC (Real Estate)	546,946
812,000	Emaar Properties PJSC (Real Estate)	928,467
471,433	Emirates NBD Bank PJSC (Financials)	1,777,588
404,210	Emirates Telecommunications Group Co. PJSC (Communication Services)	2,597,051
477,700	First Abu Dhabi Bank PJSC (Financials)	2,210,882

		9,227,216

United States – 0.3%
5,010	Globant SA (Information Technology)*	1,614,623
542,078	JBS SA (Consumer Staples)	3,300,401

		4,915,024

TOTAL COMMON STOCKS
(Cost $992,360,525)		$1,348,748,556

Shares	Description	Rate	Value

Preferred Stocks – 2.3%
Brazil – 1.1%
758,229	Banco Bradesco SA (Financials)	4.98%	$3,428,622
174,203	Bradespar SA (Materials)	9.69	2,148,806
217,800	Cia Energetica de Minas Gerais (Utilities)	6.27	574,753
649,944	Itau Unibanco Holding SA (Financials)	2.26	3,927,936
756,218	Itausa SA (Financials)	2.69	1,707,549
633,190	Petroleo Brasileiro SA (Energy)	8.89	3,362,881

			15,150,547

Colombia – 0.1%
87,900	Bancolombia SA (Financials)	2.26	733,455

Russia – 0.1%
3,187,355	Surgutneftegas PJSC (Energy)	17.44	1,682,995

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31 , 2021

Shares	Description	Rate	Value

Preferred Stocks – (continued)
South Korea – 1.0%
5,603	LG Household & Health Care Ltd. (Consumer Staples)	1.61%	$3,319,902
173,700	Samsung Electronics Co. Ltd. (Information Technology)	4.28	10,606,719

			13,926,621

TOTAL PREFERRED STOCKS (Cost $20,647,438)			$31,493,618

Shares	Description	Value

Exchange-Traded Fund – 0.5%
United States – 0.5%
283,864 iShares MSCI Malaysia ETF(b)
(Cost $8,548,753)		$7,533,750

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $1,021,556,716)		$1,387,775,924

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.6%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
8,722,462	0.026%	$8,722,462
(Cost $8,722,462)

TOTAL INVESTMENTS – 100.6%
(Cost $1,030,279,178)		$1,396,498,386

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.6)%		(8,208,956)

NET ASSETS – 100.0%		$1,388,289,430

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR—American Depositary Receipt
GDR—Global Depositary Receipt
NVDR—Non-Voting Depository Receipt
PLC—Public Limited Company

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 98.3%
Australia – 1.5%
2,065	BHP Group PLC (Materials)	$64,157
20,312	Glencore PLC (Materials)*	91,523
2,149	Rio Tinto PLC (Materials)	159,176

		314,856

Austria – 1.1%
104	Erste Group Bank AG (Financials)	4,157
690	Mondi PLC (Materials)	19,040
353	OMV AG (Energy)	19,556
1,830	Raiffeisen Bank International AG (Financials)	43,939
206	Verbund AG (Utilities)	22,554
2,758	voestalpine AG (Materials)	125,018

		234,264

Belgium – 1.1%
262	Ageas SA/NV (Financials)	13,098
613	Anheuser-Busch InBev SA/NV (Consumer Staples)	37,621
76	Elia Group SA/NV (Utilities)	9,546
999	Etablissements Franz Colruyt NV (Consumer Staples)	55,885
142	Groupe Bruxelles Lambert SA (Financials)	16,276
70	Sofina SA (Financials)	30,937
104	Solvay SA (Materials)	13,621
401	UCB SA (Health Care)	45,859
91	Umicore SA (Materials)	5,988

		228,831

Brazil – 0.1%
389	Yara International ASA (Materials)	19,510

Chile – 0.1%
1,494	Antofagasta PLC (Materials)	29,937

China – 0.2%
425	Prosus NV (Consumer Discretionary)*	37,577

Denmark – 4.5%
277	Ambu A/S, Class B (Health Care)	8,754
30	AP Moller – Maersk A/S, Class A (Industrials)	81,192
31	AP Moller – Maersk A/S, Class B (Industrials)	87,934
225	Carlsberg AS, Class B (Consumer Staples)	39,269
141	Chr Hansen Holding A/S (Materials)	13,008
420	Coloplast A/S, Class B (Health Care)	72,735
1,987	Danske Bank A/S (Financials)	33,386
284	Demant A/S (Health Care)*	16,094
251	DSV PANALPINA A/S (Industrials)	63,947
91	Genmab A/S (Health Care)*	43,074
176	GN Store Nord AS (Health Care)	13,239
3,159	Novo Nordisk A/S, Class B (Health Care)	314,754
347	Novozymes A/S, Class B (Materials)	28,025
57	Orsted AS (Utilities)(a)	9,057
473	Pandora A/S (Consumer Discretionary)	56,611
36	ROCKWOOL International A/S, Class B (Industrials)	19,046

Common Stocks – (continued)
Denmark – (continued)
763	Tryg A/S (Financials)	18,888
608	Vestas Wind Systems A/S (Industrials)	24,543

		943,556

Finland – 1.6%
419	Elisa OYJ (Communication Services)	26,828
671	Fortum OYJ (Utilities)	20,372
944	Kesko OYJ, Class B (Consumer Staples)	38,957
297	Kone OYJ, Class B (Industrials)	24,626
180	Neste OYJ (Energy)	10,951
6,716	Nokia OYJ (Information Technology)*	40,274
2,340	Nordea Bank Abp (Financials)	27,472
1,955	Orion OYJ, Class B (Health Care)	79,688
264	Sampo OYJ, Class A (Financials)	13,631
972	Stora Enso OYJ, Class R (Materials)	19,018
493	UPM-Kymmene OYJ (Materials)	20,037
560	Wartsila OYJ Abp (Industrials)	7,936

		329,790

France – 17.1%
539	Air Liquide SA (Materials)	96,597
383	Airbus SE (Industrials)*	52,309
202	Alstom SA (Industrials)	8,680
119	Amundi SA (Financials)(a)	11,259
150	Arkema SA (Materials)	19,902
2,547	Atos SE (Information Technology)	132,170
869	AXA SA (Financials)	24,394
409	BioMerieux (Health Care)	50,139
1,473	BNP Paribas SA (Financials)	93,426
16,465	Bollore SA (Communication Services)	97,375
656	Bouygues SA (Industrials)	27,436
972	Bureau Veritas SA (Industrials)	32,253
414	Capgemini SE (Information Technology)	92,927
3,847	Carrefour SA (Consumer Staples)	76,519
1,566	Cie de Saint-Gobain (Industrials)	113,485
212	Cie Generale des Etablissements Michelin (Consumer Discretionary)	34,298
2,556	CNP Assurances (Financials)	43,735
2,404	Credit Agricole SA (Financials)	34,650
1,140	Danone SA (Consumer Staples)	83,259
5	Dassault Aviation SA (Industrials)	5,637
920	Dassault Systemes SE (Information Technology)	52,460
255	Edenred (Information Technology)	14,449
708	Eiffage SA (Industrials)	73,563
415	Electricite de France SA (Utilities)	5,621
3,578	Engie SA (Utilities)	51,241
373	EssilorLuxottica SA (Consumer Discretionary)	73,206
186	Eurazeo SE (Financials)	19,124
49	Gecina SA REIT (Real Estate)	7,609
553	Getlink SE (Industrials)	8,888
98	Hermes International (Consumer Discretionary)	143,969
965	Ipsen SA (Health Care)	96,462
98	Kering (Consumer Discretionary)	77,971

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
2,421	La Francaise des Jeux SAEM (Consumer Discretionary)(a)	$125,203
514	Legrand SA (Industrials)	58,806
527	L’Oreal SA (Consumer Staples)	246,537
436	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	322,599
2,202	Orange SA (Communication Services)	25,006
34	Orpea SA (Health Care)	4,278
266	Pernod Ricard SA (Consumer Staples)	55,876
1,165	Publicis Groupe SA (Communication Services)	76,352
145	Remy Cointreau SA (Consumer Staples)*	28,550
773	Renault SA (Consumer Discretionary)*	28,698
198	Safran SA (Industrials)	24,836
1,825	Sanofi (Health Care)	188,762
128	Sartorius Stedim Biotech (Health Care)	77,604
581	SCOR SE (Financials)	17,825
206	SEB SA (Consumer Discretionary)	32,391
1,917	Societe Generale SA (Financials)	60,307
2,388	Suez SA (Utilities)	55,392
122	Teleperformance (Industrials)	53,919
125	Thales SA (Industrials)	12,681
3,311	TotalEnergies SE (Energy)	145,962
348	Ubisoft Entertainment SA (Communication Services)*	22,150
1,128	Veolia Environnement SA (Utilities)	38,681
599	Vinci SA (Industrials)	64,267
746	Vivendi SE (Communication Services)(b)	28,462
67	Wendel SE (Financials)	9,720
203	Worldline SA (Information Technology)*(a)	18,037

		3,577,914

Germany – 13.7%
440	adidas AG (Consumer Discretionary)	156,053
434	Allianz SE (Financials)	101,940
692	Aroundtown SA (Real Estate)	5,298
721	BASF SE (Materials)	55,764
1,061	Bayer AG (Health Care)	59,047
634	Bayerische Motoren Werke AG (Consumer Discretionary)	60,149
237	Bechtle AG (Information Technology)	17,127
427	Beiersdorf AG (Consumer Staples)	51,791
638	Brenntag SE (Industrials)	64,347
197	Carl Zeiss Meditec AG (Health Care)(b)	43,510
57	Continental AG (Consumer Discretionary)*	7,659
374	Covestro AG (Materials)(a)	24,238
1,365	Daimler AG (Consumer Discretionary)	115,080
3,735	Deutsche Bank AG (Financials)*	46,418
190	Deutsche Boerse AG (Financials)	32,768
2,745	Deutsche Post AG (Industrials)	193,059
3,226	Deutsche Telekom AG (Communication Services)	68,577
321	Deutsche Wohnen SE (Real Estate)	19,916
2,722	E.ON SE (Utilities)	35,917
412	Evonik Industries AG (Materials)	13,910
769	Fresenius Medical Care AG & Co. KGaA (Health Care)	59,041

Common Stocks – (continued)
Germany – (continued)
1,173	Fresenius SE & Co. KGaA (Health Care)	60,995
272	GEA Group AG (Industrials)	12,558
56	Hannover Rueck SE (Financials)	10,309
1,052	HeidelbergCement AG (Materials)	91,399
1,324	HelloFresh SE (Consumer Discretionary)*	142,663
184	Henkel AG & Co. KGaA (Consumer Staples)	16,551
1,069	Infineon Technologies AG (Information Technology)	45,510
199	KION Group AG (Industrials)	21,288
394	Knorr-Bremse AG (Industrials)	47,277
110	LEG Immobilien SE (Real Estate)	17,530
381	Merck KGaA (Health Care)	90,490
42	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	12,268
919	Nemetschek SE (Information Technology)	90,063
760	Puma SE (Consumer Discretionary)	92,226
61	Rational AG (Industrials)	69,746
2,005	RWE AG (Utilities)	78,318
1,480	SAP SE (Information Technology)	222,681
223	Scout24 AG (Communication Services)(a)	18,743
905	Siemens AG (Industrials)	150,460
1,078	Siemens Energy AG (Industrials)*	31,279
589	Siemens Healthineers AG (Health Care)(a)	40,952
217	Symrise AG (Materials)	30,893
2,833	Telefonica Deutschland Holding AG (Communication Services)	7,949
1,047	Uniper SE (Utilities)	41,564
198	Volkswagen AG (Consumer Discretionary)	66,192
346	Vonovia SE (Real Estate)	23,346
960	Zalando SE (Consumer Discretionary)*(a)(b)	106,297

		2,871,156

Ireland – 0.7%
938	CRH PLC (Materials)	49,871
64	Flutter Entertainment PLC (Consumer Discretionary)*	12,447
217	Kerry Group PLC, Class A (Consumer Staples)	31,815
278	Kingspan Group PLC (Industrials)	31,760
463	Smurfit Kappa Group PLC (Materials)	26,551

		152,444

Italy – 3.4%
254	Amplifon SpA (Health Care)	13,277
1,763	Assicurazioni Generali SpA (Financials)	35,941
718	Atlantia SpA (Industrials)*	13,455
1,632	Davide Campari-Milano NV (Consumer Staples)	22,559
299	DiaSorin SpA (Health Care)	68,208
11,192	Enel SpA (Utilities)	101,954
763	Eni SpA (Energy)	9,416
265	Ferrari NV (Consumer Discretionary)	57,465
1,498	FinecoBank Banca Fineco SpA (Financials)*	27,612

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Italy – (continued)
1,131	Infrastrutture Wireless Italiane SpA (Communication Services)(a)	$13,444
10,628	Intesa Sanpaolo SpA (Financials)	30,079
1,324	Moncler SpA (Consumer Discretionary)	84,710
208	Nexi SpA (Information Technology)*(a)	4,332
2,550	Poste Italiane SpA (Financials)(a)	34,572
576	Prysmian SpA (Industrials)	21,670
613	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	40,204
3,539	Snam SpA (Utilities)	20,905
86,393	Telecom Italia SpA (Communication Services)	39,090
85,862	Telecom Italia SpA-RSP (Communication Services)	41,444
2,509	Terna – Rete Elettrica Nazionale (Utilities)	19,832

		700,169

Jordan – 0.2%
1,058	Hikma Pharmaceuticals PLC (Health Care)	36,955

Luxembourg – 0.8%
3,973	ArcelorMittal (Materials)	133,170
274	Eurofins Scientific SE (Health Care)	38,839

		172,009

Netherlands – 7.6%
24	Adyen NV (Information Technology)*(a)	77,470
7,208	Aegon NV (Financials)	35,685
299	Akzo Nobel NV (Materials)	36,848
27	Argenx SE (Health Care)*	9,109
86	ASM International NV (Information Technology)	33,359
587	ASML Holding NV (Information Technology)	488,165
331	Heineken Holding NV (Consumer Staples)	30,672
273	Heineken NV (Consumer Staples)(b)	29,874
3,061	ING Groep NV (Financials)	42,276
615	JDE Peet’s NV (Consumer Staples)(b)	21,126
4,933	Koninklijke Ahold Delhaize NV (Consumer Staples)	166,368
276	Koninklijke DSM NV (Materials)	58,726
4,435	Koninklijke KPN NV (Communication Services)	14,209
1,990	Koninklijke Philips NV (Health Care)	91,709
397	Koninklijke Vopak NV (Energy)	17,185
1,154	NN Group NV (Financials)	59,898
1,147	Randstad NV (Industrials)	84,353
5,065	Royal Dutch Shell PLC, Class A (Energy)	99,793
4,720	Royal Dutch Shell PLC, Class B (Energy)	92,956
775	Wolters Kluwer NV (Industrials)	89,124

		1,578,905

Norway – 0.9%
496	DNB Bank ASA (Financials)	10,461
433	Equinor ASA (Energy)	9,189
2,076	Gjensidige Forsikring ASA (Financials)	48,482
519	Mowi ASA (Consumer Staples)	13,885

Common Stocks – (continued)
Norway – (continued)
7,720	Norsk Hydro ASA (Materials)	53,226
2,267	Orkla ASA (Consumer Staples)	20,229
89	Schibsted ASA, Class A (Communication Services)	4,744
1,106	Telenor ASA (Communication Services)	19,356

		179,572

Poland – 0.2%
2,347	InPost SA (Industrials)*	45,713

Portugal – 0.5%
1,542	EDP – Energias de Portugal SA (Utilities)	8,468
4,130	Jeronimo Martins SGPS SA (Consumer Staples)	87,511

		95,979

Russia – 0.4%
710	Coca-Cola HBC AG (Consumer Staples)*	25,689
7,124	Evraz PLC (Materials)	57,885

		83,574

Saudi Arabia – 0.1%
149	Delivery Hero SE (Consumer Discretionary)*(a)	21,564

South Africa – 0.2%
1,166	Anglo American PLC (Materials)	49,248

Spain – 3.4%
3,183	ACS Actividades de Construccion y Servicios SA (Industrials)	85,894
341	Amadeus IT Group SA (Information Technology)*	20,819
9,366	Banco Bilbao Vizcaya Argentaria SA (Financials)*	61,328
12,655	Banco Santander SA (Financials)*	46,720
12,440	CaixaBank SA (Financials)	38,650
542	Cellnex Telecom SA (Communication Services)*(a)	37,109
326	EDP Renovaveis SA (Utilities)	8,666
806	Enagas SA (Utilities)	18,330
986	Endesa SA (Utilities)	23,697
539	Ferrovial SA (Industrials)	15,601
982	Grifols SA (Health Care)	23,984
8,822	Iberdrola SA (Utilities)	109,294
2,182	Industria de Diseno Textil SA (Consumer Discretionary)	74,465
495	Naturgy Energy Group SA (Utilities)	12,738
987	Red Electrica Corp. SA (Utilities)	19,679
7,311	Repsol SA (Energy)	83,757
7,659	Telefonica SA (Communication Services)	37,805

		718,536

Sweden – 5.7%
413	Alfa Laval AB (Industrials)	16,733
893	Assa Abloy AB, Class B (Industrials)	28,510
819	Atlas Copco AB, Class A (Industrials)	56,163

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
326	Atlas Copco AB, Class B (Industrials)	$18,839
289	Boliden AB (Materials)	10,066
1,166	Electrolux AB, Series B (Consumer Discretionary)	29,505
1,252	Epiroc AB, Class A (Industrials)	27,443
674	Epiroc AB, Class B (Industrials)	12,792
1,459	EQT AB (Financials)	74,262
510	Essity AB, Class B (Consumer Staples)	16,341
236	Evolution AB (Consumer Discretionary)(a)	37,984
203	Fastighets AB Balder, Class B (Real Estate)*	14,494
1,970	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)*	39,443
2,740	Hexagon AB, Class B (Information Technology)	47,418
2,267	Husqvarna AB, Class B (Consumer Discretionary)	30,376
196	ICA Gruppen AB (Consumer Staples)	9,740
792	Industrivarden AB, Class A (Financials)	29,118
704	Industrivarden AB, Class C (Financials)	24,513
794	Investment AB Latour, Class B (Industrials)	27,601
3,574	Investor AB, Class B (Financials)	85,392
1,982	Kinnevik AB, Class B (Financials)*	77,572
343	L E Lundbergforetagen AB, Class B (Financials)	21,870
2,655	Nibe Industrier AB, Class B (Industrials)	36,973
1,465	Sandvik AB (Industrials)	37,309
2,135	Securitas AB, Class B (Industrials)	35,404
968	Sinch AB (Information Technology)*(a)	21,694
845	Skandinaviska Enskilda Banken AB, Class A (Financials)	11,337
1,707	Skanska AB, Class B (Industrials)	49,104
259	SKF AB, Class B (Industrials)	6,596
1,085	Svenska Cellulosa AB SCA, Class B (Materials)	19,122
811	Svenska Handelsbanken AB, Class A (Financials)	9,112
698	Swedbank AB, Class A (Financials)	13,463
10,360	Swedish Match AB (Consumer Staples)	95,557
930	Tele2 AB, Class B (Communication Services)	13,925
4,696	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	55,611
3,371	Telia Co. AB (Communication Services)	14,454
342	Volvo AB, Class A (Industrials)	7,914
1,340	Volvo AB, Class B (Industrials)	30,269

		1,194,019

Switzerland – 14.7%
1,953	ABB Ltd. (Industrials)	72,317
488	Adecco Group AG (Industrials)	27,158
219	Alcon, Inc. (Health Care)	18,035
80	Baloise Holding AG (Financials)	12,759
196	Banque Cantonale Vaudoise (Financials)	16,625
11	Barry Callebaut AG (Consumer Staples)	28,027

Common Stocks – (continued)
Switzerland – (continued)
6	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	70,542
623	Cie Financiere Richemont SA (Consumer Discretionary)	68,689
451	Clariant AG (Materials)*	9,492
2,322	Credit Suisse Group AG (Financials)	24,623
32	EMS-Chemie Holding AG (Materials)	34,671
66	Geberit AG (Industrials)	55,132
13	Givaudan SA (Materials)	65,209
707	Holcim Ltd. (Materials)*	40,288
96	Julius Baer Group Ltd. (Financials)	6,560
465	Kuehne + Nagel International AG (Industrials)	170,102
712	Logitech International SA (Information Technology)	72,782
90	Lonza Group AG (Health Care)	76,142
4,631	Nestle SA (Consumer Staples)	585,112
3,318	Novartis AG (Health Care)	307,116
82	Partners Group Holding AG (Financials)	145,372
138	Roche Holding AG-BR (Health Care)	61,765
1,241	Roche Holding AG-Genussschein (Health Care)	498,202
56	Schindler Holding AG (Industrials)	17,459
75	Schindler Holding AG Participation Certificates (Industrials)	24,218
32	SGS SA (Industrials)	100,536
180	Sika AG (Materials)	64,863
24	Sonova Holding AG (Health Care)	9,248
1,164	STMicroelectronics NV (Information Technology)	51,822
40	Straumann Holding AG (Health Care)	77,288
107	Swatch Group AG (The) – Bearer (Consumer Discretionary)	30,159
552	Swatch Group AG (The) – Registered (Consumer Discretionary)	30,340
29	Swiss Life Holding AG (Financials)	15,120
183	Swiss Prime Site AG (Real Estate)	19,568
41	Swisscom AG (Communication Services)	24,053
5,089	UBS Group AG (Financials)	84,886
78	Vifor Pharma AG (Health Care)	11,103
108	Zurich Insurance Group AG (Financials)	47,395

		3,074,778

United Kingdom – 16.5%
1,264	3i Group PLC (Financials)	23,267
7,256	Abrdn PLC (Financials)	26,513
3,328	Admiral Group PLC (Financials)	165,390
717	Ashtead Group PLC (Industrials)	56,147
813	Associated British Foods PLC (Consumer Staples)	22,154
1,928	AstraZeneca PLC (Health Care)	225,911
9,328	Auto Trader Group PLC (Communication Services)(a)	80,749
165	AVEVA Group PLC (Information Technology)	9,392
14,184	Aviva PLC (Financials)	78,883
3,129	BAE Systems PLC (Industrials)	24,477

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
16,043	Barclays PLC (Financials)	$40,824
2,592	Barratt Developments PLC (Consumer Discretionary)	26,362
172	Berkeley Group Holdings PLC (Consumer Discretionary)	11,426
11,803	BP PLC (Energy)	48,236
2,950	British American Tobacco PLC (Consumer Staples)	110,796
7,316	BT Group PLC (Communication Services)*	17,097
780	Bunzl PLC (Industrials)	28,297
3,402	Burberry Group PLC (Consumer Discretionary)	87,062
2,906	CNH Industrial NV (Industrials)	48,025
549	Coca-Cola Europacific Partners PLC (Consumer Staples)	31,699
451	Compass Group PLC (Consumer Discretionary)*	9,314
395	Croda International PLC (Materials)	49,730
255	DCC PLC (Industrials)	21,688
3,087	Diageo PLC (Consumer Staples)	148,442
3,423	Direct Line Insurance Group PLC (Financials)	14,557
1,082	Entain PLC (Consumer Discretionary)*	28,784
1,336	Experian PLC (Industrials)	58,911
8,100	GlaxoSmithKline PLC (Health Care)	162,978
597	Halma PLC (Information Technology)	24,673
3,961	Hargreaves Lansdown PLC (Financials)	82,233
12,234	HSBC Holdings PLC (Financials)	65,025
2,379	Imperial Brands PLC (Consumer Staples)	50,470
197	Intertek Group PLC (Industrials)	14,288
33,651	J Sainsbury PLC (Consumer Staples)	140,789
7,541	JD Sports Fashion PLC (Consumer Discretionary)	104,769
652	Johnson Matthey PLC (Materials)	26,372
55	Just Eat Takeaway.com NV (Consumer Discretionary)*(a)	4,981
15,366	Kingfisher PLC (Consumer Discretionary)	74,080
7,082	Legal & General Group PLC (Financials)	26,335
122,709	Lloyds Banking Group PLC (Financials)	73,927
127	London Stock Exchange Group PLC (Financials)	13,906
2,541	M&G PLC (Financials)	7,204
13,650	Melrose Industries PLC (Industrials)	31,511
3,880	National Grid PLC (Utilities)	50,264
5,440	Natwest Group PLC (Financials)	15,954
491	Next PLC (Consumer Discretionary)	53,451
503	Ocado Group PLC (Consumer Staples)*	13,935
1,468	Pearson PLC (Communication Services)(b)	15,508
195	Persimmon PLC (Consumer Discretionary)	7,890
2,215	Phoenix Group Holdings PLC (Financials)	19,004
722	Prudential PLC (Financials)	15,054

Common Stocks – (continued)
United Kingdom – (continued)
744	Reckitt Benckiser Group PLC (Consumer Staples)	56,716
2,540	RELX PLC (Industrials)	76,276
2,870	Rentokil Initial PLC (Industrials)	22,925
6,868	Sage Group PLC (The) (Information Technology)	70,153
321	Schroders PLC (Financials)	16,699
2,923	Segro PLC REIT (Real Estate)	51,653
653	Severn Trent PLC (Utilities)	24,822
1,733	Smith & Nephew PLC (Health Care)	33,271
286	Smiths Group PLC (Industrials)	5,678
190	Spirax-Sarco Engineering PLC (Industrials)	42,126
1,118	SSE PLC (Utilities)	25,118
2,513	St James’s Place PLC (Financials)	55,682
742	Standard Chartered PLC (Financials)	4,644
1,674	Taylor Wimpey PLC (Consumer Discretionary)	4,214
8,783	Tesco PLC (Consumer Staples)	30,842
3,561	Unilever PLC (Consumer Staples)	198,288
1,760	United Utilities Group PLC (Utilities)	25,615
35,828	Vodafone Group PLC (Communication Services)	60,136
1,195	Wm Morrison Supermarkets PLC (Consumer Staples)	4,769
2,746	WPP PLC (Communication Services)	37,172

		3,435,533

United States – 2.0%
1,164	Ferguson PLC (Industrials)	168,285
616	QIAGEN NV (Health Care)*	34,082
784	Schneider Electric SE (Industrials)	140,024
2,764	Stellantis NV (Consumer Discretionary)	55,245
130	Swiss Re AG (Financials)	11,958
1,002	Tenaris SA (Energy)	10,096
		419,690

TOTAL COMMON STOCKS
(Cost $16,194,403)		$20,546,079

Shares	Description	Rate	Value

Preferred Stocks – 1.1%
Germany – 1.1%
485	Bayerische Motoren Werke AG (Consumer Discretionary)	2.77%	$40,591
719	FUCHS PETROLUB SE (Materials)	2.29	36,377
193	Henkel AG & Co. KGaA (Consumer Staples)	2.25	18,850
168	Porsche Automobil Holding SE (Consumer Discretionary)	2.55	17,008
59	Sartorius AG (Health Care)	0.12	38,863

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS ACTIVEBETA® EUROPE EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Rate	Value

Preferred Stocks – (continued)
Germany – (continued)
299	Volkswagen AG (Consumer Discretionary)	2.42%	$71,050

TOTAL PREFERRED STOCKS
(Cost $188,411)			$222,739

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $16,382,814)			$20,768,818

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.9%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
184,641	0.026%	$184,641
(Cost $184,641)

TOTAL INVESTMENTS – 100.3%
(Cost $16,567,455)		$20,953,459

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(60,239)

NET ASSETS – 100.0%		$20,893,220

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
MSCI Europe Index	2	09/17/21	$64,661	$1,940

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 99.0%
Australia – 6.4%
503,651	AGL Energy Ltd. (Utilities)(a)	$2,374,202
38,248	Ampol Ltd. (Energy)	770,400
150,648	APA Group (Utilities)	1,010,728
69,040	Aristocrat Leisure Ltd. (Consumer Discretionary)	2,304,411
27,330	ASX Ltd. (Financials)	1,753,129
340,132	Aurizon Holdings Ltd. (Industrials)	939,653
1,147,539	AusNet Services Ltd. (Utilities)	1,622,843
320,047	Australia & New Zealand Banking Group Ltd. (Financials)	6,514,291
510,138	BHP Group Ltd. (Materials)	17,004,973
168,932	BHP Group PLC (Materials)	5,248,523
369,928	BlueScope Steel Ltd. (Materials)	6,813,118
194,470	Brambles Ltd. (Industrials)	1,721,175
27,206	Cochlear Ltd. (Health Care)	4,636,833
541,972	Coles Group Ltd. (Consumer Staples)	7,161,491
221,032	Commonwealth Bank of Australia (Financials)	16,173,507
62,697	Computershare Ltd. (Information Technology)	756,065
43,440	CSL Ltd. (Health Care)	9,903,509
188,695	Dexus REIT (Real Estate)	1,467,338
20,532	Domino’s Pizza Enterprises Ltd. (Consumer Discretionary)	2,352,011
216,610	Endeavour Group Ltd. (Consumer Staples)*	1,155,659
318,838	Fortescue Metals Group Ltd. (Materials)	4,893,477
1,695,103	Glencore PLC (Materials)*	7,637,869
212,901	Goodman Group REIT (Real Estate)	3,598,997
181,978	Insurance Australia Group Ltd. (Financials)	696,913
43,455	Macquarie Group Ltd. (Financials)	5,295,509
117,365	Magellan Financial Group Ltd. (Financials)	3,717,540
725,537	Medibank Pvt Ltd. (Financials)	1,882,418
298,726	National Australia Bank Ltd. (Financials)	6,054,121
58,199	Newcrest Mining Ltd. (Materials)	1,052,309
96,051	Northern Star Resources Ltd. (Materials)	685,141
257,565	Origin Energy Ltd. (Utilities)	837,674
13,873	Ramsay Health Care Ltd. (Health Care)	698,583
35,648	REA Group Ltd. (Communication Services)	3,999,187
136,604	Reece Ltd. (Industrials)	2,084,597
70,941	Rio Tinto Ltd. (Materials)	5,810,000
165,176	Rio Tinto PLC (Materials)	12,234,552
205,844	Santos Ltd. (Energy)	910,168
33,761	SEEK Ltd. (Communication Services)	802,899
79,562	Sonic Healthcare Ltd. (Health Care)	2,523,618
1,606,437	South32 Ltd. (Materials)	3,686,562
250,071	Stockland REIT (Real Estate)	844,371

Common Stocks – (continued)
Australia – (continued)
277,442	Suncorp Group Ltd. (Financials)	2,530,550
760,759	Telstra Corp. Ltd. (Communication Services)	2,135,043
139,553	Transurban Group (Industrials)	1,449,311
100,925	Washington H Soul Pattinson & Co. Ltd. (Energy)(a)	2,642,120
232,241	Wesfarmers Ltd. (Consumer Discretionary)	10,175,512
305,396	Westpac Banking Corp. (Financials)	5,762,989
45,278	Woodside Petroleum Ltd. (Energy)	644,952
371,265	Woolworths Group Ltd. (Consumer Staples)	11,328,403

		198,299,244

Austria – 0.7%
68,091	Mondi PLC (Materials)	1,878,891
50,833	OMV AG (Energy)	2,816,071
215,572	Raiffeisen Bank International AG (Financials)	5,175,957
25,326	Verbund AG (Utilities)	2,772,860
208,570	voestalpine AG (Materials)	9,454,323

		22,098,102

Belgium – 0.7%
44,655	Ageas SA/NV (Financials)	2,232,394
65,303	Anheuser-Busch InBev SA/NV (Consumer Staples)	4,007,747
8,229	Elia Group SA/NV (Utilities)	1,033,561
79,835	Etablissements Franz Colruyt NV (Consumer Staples)	4,466,089
13,166	Groupe Bruxelles Lambert SA (Financials)	1,509,108
5,266	Sofina SA (Financials)	2,327,363
11,615	Solvay SA (Materials)	1,521,227
31,916	UCB SA (Health Care)	3,649,976

		20,747,465

Brazil – 0.0%
21,828	Yara International ASA (Materials)	1,094,741

Canada – 10.3%
80,303	Algonquin Power & Utilities Corp. (Utilities)	1,244,914
152,642	Alimentation Couche-Tard, Inc., Class B (Consumer Staples)	6,158,105
67,521	AltaGas Ltd. (Utilities)	1,350,260
58,364	Atco Ltd., Class I (Utilities)	1,960,631
252,328	B2Gold Corp. (Materials)	974,448
66,081	Bank of Montreal (Financials)	6,566,004
131,415	Bank of Nova Scotia (The) (Financials)	8,127,315
139,227	Barrick Gold Corp. (Materials)	2,794,126
33,080	BCE, Inc. (Communication Services)	1,722,521
162,530	BlackBerry Ltd. (Information Technology)*	1,849,548
67,829	Brookfield Asset Management, Inc., Class A (Financials)	3,767,592

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Canada – (continued)
53,684	Cameco Corp. (Energy)	$990,285
25,935	Canadian Apartment Properties REIT (Real Estate)	1,254,214
54,744	Canadian Imperial Bank of Commerce (Financials)	6,287,773
33,170	Canadian National Railway Co. (Industrials)	3,895,405
120,261	Canadian Natural Resources Ltd. (Energy)	3,973,329
61,321	Canadian Pacific Railway Ltd. (Industrials)	4,206,796
27,098	Canadian Tire Corp. Ltd., Class A (Consumer Discretionary)	4,117,292
45,150	Canadian Utilities Ltd., Class A (Utilities)	1,275,912
26,168	CCL Industries, Inc., Class B (Materials)	1,491,409
277,395	Cenovus Energy, Inc. (Energy)	2,298,362
65,055	CGI, Inc. (Information Technology)*	5,805,090
10,201	Constellation Software, Inc. (Information Technology)	17,260,852
133,331	Dollarama, Inc. (Consumer Discretionary)	6,070,140
34,342	Emera, Inc. (Utilities)	1,618,652
418,233	Empire Co. Ltd., Class A (Consumer Staples)	13,503,665
78,457	Enbridge, Inc. (Energy)	3,082,649
16,554	Fairfax Financial Holdings Ltd. (Financials)	7,316,039
19,498	FirstService Corp. (Real Estate)	3,615,535
42,887	Fortis, Inc. (Utilities)	1,961,673
5,321	Franco-Nevada Corp. (Materials)	775,001
92,448	George Weston Ltd. (Consumer Staples)	9,949,692
52,946	GFL Environmental, Inc. (Industrials)	1,862,422
17,279	Gildan Activewear, Inc. (Consumer Discretionary)	663,183
86,653	Great-West Lifeco, Inc. (Financials)	2,676,427
89,677	Hydro One Ltd. (Utilities)(b)	2,228,353
105,947	iA Financial Corp., Inc. (Financials)	5,865,589
40,591	IGM Financial, Inc. (Financials)	1,477,934
160,010	Imperial Oil Ltd. (Energy)	4,228,017
21,799	Intact Financial Corp. (Financials)	2,964,209
197,223	Ivanhoe Mines Ltd., Class A (Materials)*	1,588,834
284,211	Kinross Gold Corp. (Materials)	1,707,088
24,768	Kirkland Lake Gold Ltd. (Materials)	986,094
12,832	Lightspeed Commerce, Inc. (Information Technology)*	1,422,269
184,674	Loblaw Cos. Ltd. (Consumer Staples)	12,990,679
72,610	Magna International, Inc. (Consumer Discretionary)	5,724,793
378,781	Manulife Financial Corp. (Financials)	7,364,895
56,267	Metro, Inc. (Consumer Staples)	2,861,774
62,057	National Bank of Canada (Financials)	4,917,808
55,266	Northland Power, Inc. (Utilities)	1,825,508

Common Stocks – (continued)
Canada – (continued)
82,107	Nutrien Ltd. (Materials)	4,983,664
60,001	Onex Corp. (Financials)	4,197,435
30,844	Open Text Corp. (Information Technology)	1,689,323
51,094	Parkland Corp. (Energy)	1,523,136
204,630	Power Corp. of Canada (Financials)	7,050,679
42,796	Quebecor, Inc., Class B (Communication Services)	1,066,132
41,713	Ritchie Bros Auctioneers, Inc. (Industrials)	2,609,435
23,782	Rogers Communications, Inc., Class B (Communication Services)	1,209,755
185,801	Royal Bank of Canada (Financials)	19,055,759
105,881	Saputo, Inc. (Consumer Staples)	2,973,701
10,354	Shopify, Inc., Class A (Information Technology)*	15,785,948
82,489	Sun Life Financial, Inc. (Financials)(a)	4,240,482
82,362	Suncor Energy, Inc. (Energy)	1,535,590
21,327	TC Energy Corp. (Energy)	1,010,950
42,543	Teck Resources Ltd., Class B (Materials)	957,819
63,855	TELUS Corp. (Communication Services)	1,468,971
27,694	Thomson Reuters Corp. (Industrials)	3,230,839
17,525	TMX Group Ltd. (Financials)	1,924,955
30,265	Toromont Industries Ltd. (Industrials)	2,540,665
215,683	Toronto-Dominion Bank (The) (Financials)	13,984,021
94,150	West Fraser Timber Co. Ltd. (Materials)	7,258,413
128,668	WSP Global, Inc. (Industrials)	16,773,220
279,269	Yamana Gold, Inc. (Materials)	1,230,980

		318,922,977

Chile – 0.1%
165,977	Antofagasta PLC (Materials)	3,325,881
101,502	Lundin Mining Corp. (Materials)	819,310

		4,145,191

China – 0.4%
1,369,024	BOC Hong Kong Holdings Ltd. (Financials)	4,154,238
1,090,755	Chow Tai Fook Jewellery Group Ltd. (Consumer Discretionary)	2,210,303
32,707	Futu Holdings Ltd. ADR (Financials)*(a)	3,113,379
20,511	Prosus NV (Consumer Discretionary)*	1,813,494
292,192	SITC International Holdings Co. Ltd. (Industrials)	1,273,610
203,317	Wilmar International Ltd. (Consumer Staples)	625,777

		13,190,801

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Denmark – 2.9%
21,346	Ambu A/S, Class B (Health Care)	$674,617
3,599	AP Moller – Maersk A/S, Class A (Industrials)	9,740,383
3,589	AP Moller – Maersk A/S, Class B (Industrials)	10,180,469
20,154	Carlsberg AS, Class B (Consumer Staples)	3,517,436
12,268	Chr Hansen Holding A/S (Materials)	1,131,799
45,437	Coloplast A/S, Class B (Health Care)	7,868,722
151,643	Danske Bank A/S (Financials)	2,547,904
46,596	Demant A/S (Health Care)*	2,640,503
26,622	DSV PANALPINA A/S (Industrials)	6,782,433
6,747	Genmab A/S (Health Care)*	3,193,656
17,540	GN Store Nord AS (Health Care)	1,319,429
261,524	Novo Nordisk A/S, Class B (Health Care)	26,057,543
33,429	Novozymes A/S, Class B (Materials)	2,699,854
4,652	Orsted AS (Utilities)(b)	739,169
45,675	Pandora A/S (Consumer Discretionary)	5,466,630
3,986	ROCKWOOL International A/S, Class B (Industrials)	2,108,834
69,885	Tryg A/S (Financials)	1,729,972
32,132	Vestas Wind Systems A/S (Industrials)	1,297,042

		89,696,395

Finland – 0.8%
26,880	Elisa OYJ (Communication Services)	1,721,061
97,883	Fortum OYJ (Utilities)	2,971,841
71,093	Kesko OYJ, Class B (Consumer Staples)	2,933,902
20,367	Kone OYJ, Class B (Industrials)	1,688,725
852,002	Nokia OYJ (Information Technology)*	5,109,186
168,051	Nordea Bank Abp (Financials)	1,972,963
146,913	Orion OYJ, Class B (Health Care)	5,988,309
17,649	Sampo OYJ, Class A (Financials)	911,268
46,546	Stora Enso OYJ, Class R (Materials)	910,717
30,092	UPM-Kymmene OYJ (Materials)	1,223,025

		25,430,997

France – 10.5%
37,121	Air Liquide SA (Materials)	6,652,671
24,925	Airbus SE (Industrials)*	3,404,207
18,725	Alstom SA (Industrials)	804,583
7,207	Amundi SA (Financials)(b)	681,876
17,123	Arkema SA (Materials)	2,271,923
266,431	Atos SE (Information Technology)	13,825,785
113,720	AXA SA (Financials)	3,192,244
36,072	BioMerieux (Health Care)	4,422,055
121,621	BNP Paribas SA (Financials)	7,713,878
1,387,827	Bollore SA (Communication Services)	8,207,680

Common Stocks – (continued)
France – (continued)
70,698	Bouygues SA (Industrials)	2,956,825
63,204	Bureau Veritas SA (Industrials)	2,097,263
46,307	Capgemini SE (Information Technology)	10,394,183
344,535	Carrefour SA (Consumer Staples)	6,852,998
143,102	Cie de Saint-Gobain (Industrials)	10,370,286
14,766	Cie Generale des Etablissements Michelin (Consumer Discretionary)	2,388,852
210,284	CNP Assurances (Financials)	3,598,088
204,383	Credit Agricole SA (Financials)	2,945,831
89,166	Danone SA (Consumer Staples)	6,512,186
106,390	Dassault Systemes SE (Information Technology)	6,066,529
23,204	Edenred (Information Technology)	1,314,775
68,469	Eiffage SA (Industrials)	7,114,145
403,348	Engie SA (Utilities)	5,776,432
33,965	EssilorLuxottica SA (Consumer Discretionary)	6,666,022
11,940	Eurazeo SE (Financials)	1,227,637
49,354	Getlink SE (Industrials)	793,209
10,363	Hermes International (Consumer Discretionary)	15,223,965
97,884	Ipsen SA (Health Care)	9,784,529
8,839	Kering (Consumer Discretionary)	7,032,511
184,509	La Francaise des Jeux SAEM (Consumer Discretionary)(b)	9,541,973
35,892	Legrand SA (Industrials)	4,106,373
48,999	L’Oreal SA (Consumer Staples)	22,922,325
39,553	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	29,265,489
175,254	Orange SA (Communication Services)	1,990,171
15,169	Pernod Ricard SA (Consumer Staples)	3,186,415
112,007	Publicis Groupe SA (Communication Services)	7,340,776
14,606	Remy Cointreau SA (Consumer Staples)*	2,875,906
76,984	Renault SA (Consumer Discretionary)*	2,858,041
11,543	Safran SA (Industrials)	1,447,891
148,348	Sanofi (Health Care)	15,343,778
13,435	Sartorius Stedim Biotech (Health Care)	8,145,356
72,848	SCOR SE (Financials)	2,234,968
34,789	SEB SA (Consumer Discretionary)	5,470,078
138,966	Societe Generale SA (Financials)	4,371,728
288,772	Suez SA (Utilities)	6,698,306
12,109	Teleperformance (Industrials)	5,351,697
16,376	Thales SA (Industrials)	1,661,310
239,105	TotalEnergies SE (Energy)	10,540,677
55,857	Ubisoft Entertainment SA (Communication Services)*	3,555,289
113,992	Veolia Environnement SA (Utilities)	3,909,020
64,111	Vinci SA (Industrials)	6,878,536
56,907	Vivendi SE (Communication Services)(a)	2,171,123
5,816	Wendel SE (Financials)	843,769

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
21,770	Worldline SA (Information Technology)*(b)	$1,934,317

		324,938,480

Germany – 7.9%
37,372	adidas AG (Consumer Discretionary)	13,254,579
43,565	Allianz SE (Financials)	10,232,801
43,107	BASF SE (Materials)	3,334,027
85,381	Bayer AG (Health Care)	4,751,648
47,727	Bayerische Motoren Werke AG (Consumer Discretionary)	4,527,990
18,453	Bechtle AG (Information Technology)	1,333,545
49,682	Beiersdorf AG (Consumer Staples)	6,025,988
52,919	Brenntag SE (Industrials)	5,337,283
8,778	Carl Zeiss Meditec AG (Health Care)	1,938,727
8,740	Continental AG (Consumer Discretionary)*	1,174,296
31,370	Covestro AG (Materials)(b)	2,032,985
110,890	Daimler AG (Consumer Discretionary)	9,348,880
387,322	Deutsche Bank AG (Financials)*	4,813,549
24,733	Deutsche Boerse AG (Financials)	4,265,544
253,550	Deutsche Post AG (Industrials)	17,832,469
188,653	Deutsche Telekom AG (Communication Services)	4,010,297
29,305	Deutsche Wohnen SE (Real Estate)	1,818,212
173,553	E.ON SE (Utilities)	2,290,043
31,073	Evonik Industries AG (Materials)	1,049,051
77,175	Fresenius Medical Care AG & Co. KGaA (Health Care)	5,925,221
137,721	Fresenius SE & Co. KGaA (Health Care)	7,161,326
20,727	GEA Group AG (Industrials)	956,911
4,861	Hannover Rueck SE (Financials)	894,867
70,385	HeidelbergCement AG (Materials)	6,115,125
109,106	HelloFresh SE (Consumer Discretionary)*	11,756,327
22,862	Henkel AG & Co. KGaA (Consumer Staples)	2,056,443
77,389	Infineon Technologies AG (Information Technology)	3,294,675
21,737	KION Group AG (Industrials)	2,325,257
31,531	Knorr-Bremse AG (Industrials)	3,783,489
9,211	LEG Immobilien SE (Real Estate)	1,467,871
42,290	Merck KGaA (Health Care)	10,044,146
3,575	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	1,044,265
63,068	Nemetschek SE (Information Technology)	6,180,721
72,477	Puma SE (Consumer Discretionary)	8,795,098
4,176	Rational AG (Industrials)	4,774,769
190,301	RWE AG (Utilities)	7,433,361
116,464	SAP SE (Information Technology)	17,523,183
19,938	Scout24 AG (Communication Services)(b)	1,675,749

Common Stocks – (continued)
Germany – (continued)
60,872	Siemens AG (Industrials)	10,120,244
139,506	Siemens Energy AG (Industrials)*	4,047,829
44,090	Siemens Healthineers AG (Health Care)(b)	3,065,510
20,608	Symrise AG (Materials)	2,933,800
282,115	Telefonica Deutschland Holding AG (Communication Services)	791,594
104,746	Uniper SE (Utilities)	4,158,261
15,252	Volkswagen AG (Consumer Discretionary)(a)	5,098,793
30,527	Vonovia SE (Real Estate)	2,059,794
89,001	Zalando SE (Consumer Discretionary)*(b)	9,854,738

		244,711,281

Hong Kong – 2.3%
1,181,755	AIA Group Ltd. (Financials)	14,123,593
335,540	CK Asset Holdings Ltd. (Real Estate)	2,187,362
103,685	CK Infrastructure Holdings Ltd. (Utilities)	629,921
123,096	CLP Holdings Ltd. (Utilities)	1,230,588
125,599	Hang Seng Bank Ltd. (Financials)	2,247,987
135,478	Henderson Land Development Co. Ltd. (Real Estate)	613,168
1,214,899	HK Electric Investments & HK Electric Investments Ltd. (Utilities)	1,209,065
1,062,313	HKT Trust & HKT Ltd. (Communication Services)	1,447,860
824,143	Hong Kong & China Gas Co. Ltd. (Utilities)	1,326,708
203,618	Hong Kong Exchanges & Clearing Ltd. (Financials)	12,849,584
341,005	Hongkong Land Holdings Ltd. (Real Estate)	1,432,221
26,000	Jardine Matheson Holdings Ltd. (Industrials)	1,412,320
116,277	Link REIT (Real Estate)	1,069,724
181,622	MTR Corp. Ltd. (Industrials)	1,022,848
175,294	Power Assets Holdings Ltd. (Utilities)	1,101,032
124,191	Sun Hung Kai Properties Ltd. (Real Estate)	1,750,125
1,036,623	Swire Pacific Ltd., Class A (Real Estate)	7,024,248
335,989	Techtronic Industries Co. Ltd. (Industrials)	7,452,166
9,587,504	WH Group Ltd. (Consumer Staples)(a)(b)	8,321,041
659,599	Xinyi Glass Holdings Ltd. (Industrials)	2,773,295

		71,224,856

Ireland – 0.4%
80,280	CRH PLC (Materials)	4,268,282
13,922	Kerry Group PLC, Class A (Consumer Staples)	2,041,130

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Ireland – (continued)
21,162	Kingspan Group PLC (Industrials)	$2,417,629
84,428	Smurfit Kappa Group PLC (Materials)	4,841,628

		13,568,669

Israel – 0.7%
170,594	Bank Hapoalim BM (Financials)	1,469,118
177,620	Bank Leumi Le-Israel BM (Financials)	1,469,194
18,453	Check Point Software Technologies Ltd. (Information Technology)*	2,318,250
4,901	Elbit Systems Ltd. (Industrials)	713,638
238,736	ICL Group Ltd. (Materials)	1,690,806
203,138	Israel Discount Bank Ltd., Class A (Financials)*	1,050,643
23,082	Mizrahi Tefahot Bank Ltd. (Financials)	768,740
17,004	Nice Ltd. (Information Technology)*	4,966,787
384,370	Teva Pharmaceutical Industries Ltd. ADR (Health Care)*	3,620,765
12,584	Wix.com Ltd. (Information Technology)*	2,794,655

		20,862,596

Italy – 2.0%
19,239	Amplifon SpA (Health Care)	1,005,628
133,971	Assicurazioni Generali SpA (Financials)	2,731,181
72,382	Atlantia SpA (Industrials)*	1,356,412
125,474	Davide Campari-Milano NV (Consumer Staples)	1,734,435
24,224	DiaSorin SpA (Health Care)	5,526,024
608,312	Enel SpA (Utilities)	5,541,435
66,985	Eni SpA (Energy)	826,623
25,318	Ferrari NV (Consumer Discretionary)	5,490,172
166,511	FinecoBank Banca Fineco SpA (Financials)*	3,069,250
104,954	Infrastrutture Wireless Italiane SpA (Communication Services)(b)	1,247,601
671,617	Intesa Sanpaolo SpA (Financials)	1,900,762
139,390	Moncler SpA (Consumer Discretionary)	8,918,222
291,517	Poste Italiane SpA (Financials)(b)	3,952,230
68,490	Prysmian SpA (Industrials)	2,576,657
73,186	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	4,799,960
278,696	Snam SpA (Utilities)	1,646,249
7,675,363	Telecom Italia SpA (Communication Services)	3,472,843
6,015,362	Telecom Italia SpA-RSP (Communication Services)	2,903,530
215,498	Terna – Rete Elettrica Nazionale (Utilities)	1,703,358

		60,402,572

Common Stocks – (continued)
Japan – 19.9%
26,979	ABC-Mart, Inc. (Consumer Discretionary)	1,446,444
52,199	Advantest Corp. (Information Technology)	4,523,343
103,488	Aeon Co. Ltd. (Consumer Staples)(a)	2,750,166
30,312	AGC, Inc. (Industrials)	1,467,867
49,642	Aisin Corp. (Consumer Discretionary)	1,900,097
39,565	Ajinomoto Co., Inc. (Consumer Staples)	1,168,295
72,403	Asahi Group Holdings Ltd. (Consumer Staples)	3,370,371
37,490	Asahi Intecc Co. Ltd. (Health Care)	1,136,371
439,812	Astellas Pharma, Inc. (Health Care)	7,434,288
34,550	Azbil Corp. (Information Technology)	1,501,695
60,103	Bandai Namco Holdings, Inc. (Consumer Discretionary)	4,180,293
70,114	Bridgestone Corp. (Consumer Discretionary)	3,231,907
191,483	Brother Industries Ltd. (Information Technology)	3,935,633
97,923	Canon, Inc. (Information Technology)	2,327,744
104,534	Capcom Co. Ltd. (Communication Services)	2,921,167
610,489	Chubu Electric Power Co., Inc. (Utilities)	7,385,216
92,486	Chugai Pharmaceutical Co. Ltd. (Health Care)	3,626,704
14,879	Cosmos Pharmaceutical Corp. (Consumer Staples)	2,638,293
312,316	CyberAgent, Inc. (Communication Services)	5,745,409
35,925	Dai-ichi Life Holdings, Inc. (Financials)	709,442
142,201	Daiichi Sankyo Co. Ltd. (Health Care)	3,384,166
19,648	Daikin Industries Ltd. (Industrials)	4,901,269
40,565	Daito Trust Construction Co. Ltd. (Real Estate)	4,460,451
26,231	Daiwa House Industry Co. Ltd. (Real Estate)	801,304
434	Daiwa House REIT Investment Corp. REIT (Real Estate)	1,285,882
113,553	Daiwa Securities Group, Inc. (Financials)	643,426
38,107	Denso Corp. (Consumer Discretionary)	2,674,358
103,027	Dentsu Group, Inc. (Communication Services)	3,826,235
2,432	Disco Corp. (Information Technology)	709,499
49,070	Eisai Co. Ltd. (Health Care)	4,058,347
453,484	ENEOS Holdings, Inc. (Energy)	1,758,871
9,226	FANUC Corp. (Industrials)	2,014,671
7,722	Fast Retailing Co. Ltd. (Consumer Discretionary)	5,097,392
83,405	FUJIFILM Holdings Corp. (Information Technology)	6,884,367
63,780	Fujitsu Ltd. (Information Technology)	11,785,309

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
1,022	GLP J REIT (Real Estate)	$1,857,759
79,362	Hakuhodo DY Holdings, Inc. (Communication Services)	1,250,461
22,433	Hamamatsu Photonics KK (Information Technology)	1,310,940
22,211	Hankyu Hanshin Holdings, Inc. (Industrials)	666,168
355,118	Hino Motors Ltd. (Industrials)	3,080,534
5,370	Hirose Electric Co. Ltd. (Information Technology)	895,978
133,499	Hitachi Ltd. (Industrials)	7,394,333
46,312	Hitachi Metals Ltd. (Materials)*	895,804
279,173	Honda Motor Co. Ltd. (Consumer Discretionary)	8,492,592
97,570	Hoya Corp. (Health Care)	15,790,958
26,305	Ibiden Co. Ltd. (Information Technology)	1,422,280
41,907	Idemitsu Kosan Co. Ltd. (Energy)	1,006,287
193,634	Iida Group Holdings Co. Ltd. (Consumer Discretionary)	4,928,096
426,068	Inpex Corp. (Energy)	2,939,737
90,416	Ito En Ltd. (Consumer Staples)	5,728,157
267,687	ITOCHU Corp. (Industrials)	8,067,647
36,515	Itochu Techno-Solutions Corp. (Information Technology)	1,131,746
59,379	Japan Exchange Group, Inc. (Financials)	1,415,562
800	Japan Metropolitan Fund Invest REIT (Real Estate)	778,445
85,576	Japan Post Bank Co. Ltd. (Financials)	750,134
405,708	Japan Post Holdings Co. Ltd. (Financials)*	3,487,257
151,106	Japan Post Insurance Co. Ltd. (Financials)	2,744,006
231	Japan Real Estate Investment Corp. REIT (Real Estate)	1,431,922
94,083	Japan Tobacco, Inc. (Consumer Staples)	1,826,252
52,024	JSR Corp. (Materials)	1,806,586
279,496	Kajima Corp. (Industrials)	3,620,270
146,820	Kakaku.com, Inc. (Communication Services)	4,583,949
72,988	Kansai Electric Power Co., Inc. (The) (Utilities)	734,132
68,276	Kao Corp. (Consumer Staples)	4,130,369
212,819	KDDI Corp. (Communication Services)	6,528,309
13,462	Keyence Corp. (Information Technology)	8,103,423
58,135	Kikkoman Corp. (Consumer Staples)(a)	4,370,973
107,265	Kirin Holdings Co. Ltd. (Consumer Staples)	1,946,900
15,192	Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	1,190,635
36,337	Koei Tecmo Holdings Co. Ltd. (Communication Services)	1,556,213

Common Stocks – (continued)
Japan – (continued)
32,465	Komatsu Ltd. (Industrials)	786,802
12,078	Konami Holdings Corp. (Communication Services)	767,381
41,997	Kose Corp. (Consumer Staples)	5,084,290
42,790	Kubota Corp. (Industrials)	885,908
36,552	Kurita Water Industries Ltd. (Industrials)	1,716,806
21,991	Kyocera Corp. (Information Technology)	1,370,384
35,887	Kyowa Kirin Co. Ltd. (Health Care)	1,174,347
13,334	Lasertec Corp. (Information Technology)	2,921,440
79,303	Lawson, Inc. (Consumer Staples)(a)	3,825,832
194,716	Lion Corp. (Consumer Staples)	3,319,708
72,701	Lixil Corp. (Industrials)	2,120,942
50,170	M3, Inc. (Health Care)	3,379,830
480,882	Marubeni Corp. (Industrials)	3,832,699
255,106	Mazda Motor Corp. (Consumer Discretionary)*	2,217,606
28,446	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)(a)	1,359,380
71,598	Medipal Holdings Corp. (Health Care)	1,370,568
51,010	MEIJI Holdings Co. Ltd. (Consumer Staples)	3,138,791
124,656	MISUMI Group, Inc. (Industrials)	4,952,880
511,827	Mitsubishi Chemical Holdings Corp. (Materials)	4,499,568
206,126	Mitsubishi Corp. (Industrials)	6,212,299
141,095	Mitsubishi Electric Corp. (Industrials)	1,933,538
41,695	Mitsubishi Estate Co. Ltd. (Real Estate)	653,169
41,857	Mitsubishi Gas Chemical Co., Inc. (Materials)	790,581
129,226	Mitsubishi HC Capital, Inc. (Financials)	692,828
835,473	Mitsubishi UFJ Financial Group, Inc. (Financials)	4,520,345
237,919	Mitsui & Co. Ltd. (Industrials)	5,260,379
33,059	Mitsui Chemicals, Inc. (Materials)	1,143,494
140,783	Mizuho Financial Group, Inc. (Financials)	1,977,318
276,177	MonotaRO Co. Ltd. (Industrials)	6,116,317
33,567	MS&AD Insurance Group Holdings, Inc. (Financials)	1,086,207
51,528	Murata Manufacturing Co. Ltd. (Information Technology)	4,277,115
140,726	NEC Corp. (Information Technology)	7,403,935
40,206	Nexon Co. Ltd. (Communication Services)	735,609
24,929	NH Foods Ltd. (Consumer Staples)	967,797
37,777	Nidec Corp. (Industrials)	4,339,575
50,468	Nihon M&A Center, Inc. (Industrials)	1,511,376
10,536	Nintendo Co. Ltd. (Communication Services)	5,073,315
111	Nippon Building Fund, Inc. REIT (Real Estate)	722,419

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
11,277	Nippon Express Co. Ltd. (Industrials)	$768,840
476	Nippon Prologis REIT, Inc. REIT (Real Estate)	1,717,950
366,440	Nippon Telegraph & Telephone Corp. (Communication Services)	9,793,081
110,775	Nippon Yusen KK (Industrials)	8,943,876
19,407	Nissan Chemical Corp. (Materials)	1,089,943
335,313	Nissan Motor Co. Ltd. (Consumer Discretionary)*	1,765,689
38,224	Nisshin Seifun Group, Inc. (Consumer Staples)	627,672
15,751	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	1,227,276
36,972	Nitori Holdings Co. Ltd. (Consumer Discretionary)	6,925,940
25,190	Nitto Denko Corp. (Materials)	1,916,880
54,030	Nomura Research Institute Ltd. (Information Technology)	2,033,625
169,387	NTT Data Corp. (Information Technology)	3,054,393
104,676	Obayashi Corp. (Industrials)	863,248
4,725	Obic Co. Ltd. (Information Technology)	901,045
236,375	Olympus Corp. (Health Care)	4,973,428
49,367	Omron Corp. (Information Technology)	4,664,386
62,330	Ono Pharmaceutical Co. Ltd. (Health Care)	1,500,096
11,369	Oriental Land Co. Ltd. (Consumer Discretionary)	1,724,081
75,637	ORIX Corp. (Financials)	1,412,428
428	Orix JREIT, Inc. REIT (Real Estate)	763,980
52,573	Osaka Gas Co. Ltd. (Utilities)	987,239
19,650	Otsuka Corp. (Information Technology)	1,019,525
39,603	Otsuka Holdings Co. Ltd. (Health Care)	1,687,435
44,040	Pan Pacific International Holdings Corp. (Consumer Discretionary)	840,632
335,370	Panasonic Corp. (Consumer Discretionary)	4,005,147
158,900	Persol Holdings Co. Ltd. (Industrials)	3,720,106
81,568	Pigeon Corp. (Consumer Staples)	2,364,774
181,024	Pola Orbis Holdings, Inc. (Consumer Staples)(a)	3,961,239
237,382	Recruit Holdings Co. Ltd. (Industrials)	14,044,994
380,612	Renesas Electronics Corp. (Information Technology)*	4,119,312
282,711	Resona Holdings, Inc. (Financials)	1,095,486
545,752	Ricoh Co. Ltd. (Information Technology)	5,563,829
9,598	Rinnai Corp. (Consumer Discretionary)	1,033,537
134,986	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	2,897,296
14,499	Secom Co. Ltd. (Industrials)	1,101,349

Common Stocks – (continued)
Japan – (continued)
74,424	Seiko Epson Corp. (Information Technology)	1,388,760
73,220	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	1,255,657
73,992	Sekisui House Ltd. (Consumer Discretionary)	1,477,011
102,566	Seven & i Holdings Co. Ltd. (Consumer Staples)	4,495,315
28,262	SG Holdings Co. Ltd. (Industrials)	769,706
50,202	Shimadzu Corp. (Information Technology)	2,255,114
7,926	Shimano, Inc. (Consumer Discretionary)	2,330,328
25,215	Shin-Etsu Chemical Co. Ltd. (Materials)	4,178,400
21,169	Shionogi & Co. Ltd. (Health Care)	1,339,586
130,378	Shiseido Co. Ltd. (Consumer Staples)	8,655,077
79,211	Shizuoka Bank Ltd. (The) (Financials)	621,517
2,518	SMC Corp. (Industrials)	1,616,095
292,824	SoftBank Corp. (Communication Services)	3,927,509
71,604	SoftBank Group Corp. (Communication Services)	4,028,621
16,082	Sohgo Security Services Co. Ltd. (Industrials)	729,736
15,228	Sompo Holdings, Inc. (Financials)	669,222
118,321	Sony Group Corp. (Consumer Discretionary)	12,234,904
28,243	Square Enix Holdings Co. Ltd. (Communication Services)	1,647,894
44,276	Subaru Corp. (Consumer Discretionary)	820,754
39,956	SUMCO Corp. (Information Technology)	844,873
855,416	Sumitomo Chemical Co. Ltd. (Materials)	4,344,822
388,489	Sumitomo Corp. (Industrials)	5,497,052
221,861	Sumitomo Dainippon Pharma Co. Ltd. (Health Care)	3,982,431
52,241	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	699,257
19,776	Sumitomo Metal Mining Co. Ltd. (Materials)	760,366
151,165	Sumitomo Mitsui Financial Group, Inc. (Financials)	5,230,094
40,214	Sumitomo Mitsui Trust Holdings, Inc. (Financials)	1,317,040
64,946	Suntory Beverage & Food Ltd. (Consumer Staples)	2,604,106
59,332	Sysmex Corp. (Health Care)	6,761,666
27,168	Taisho Pharmaceutical Holdings Co. Ltd. (Health Care)	1,587,644
145,697	Takeda Pharmaceutical Co. Ltd. (Health Care)	4,879,112
12,001	TDK Corp. (Information Technology)	1,263,896
45,673	Terumo Corp. (Health Care)	1,911,149

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
24,886	Toho Co. Ltd. (Communication Services)	$1,078,257
23,156	Toho Gas Co. Ltd. (Utilities)	1,081,288
115,530	Tohoku Electric Power Co., Inc. (Utilities)	885,457
32,886	Tokio Marine Holdings, Inc. (Financials)	1,609,576
23,949	Tokyo Electron Ltd. (Information Technology)	10,298,114
118,654	Tokyo Gas Co. Ltd. (Utilities)	2,285,380
37,580	TOPPAN, Inc. (Industrials)	646,516
248,754	Toray Industries, Inc. (Materials)	1,679,644
30,202	Toshiba Corp. (Industrials)	1,312,712
22,565	TOTO Ltd. (Industrials)	1,230,333
33,201	Toyo Suisan Kaisha Ltd. (Consumer Staples)	1,376,575
14,267	Toyota Industries Corp. (Consumer Discretionary)	1,206,448
133,139	Toyota Motor Corp. (Consumer Discretionary)	11,624,516
76,941	Toyota Tsusho Corp. (Industrials)	3,407,227
24,300	Trend Micro, Inc. (Information Technology)	1,333,779
33,498	Tsuruha Holdings, Inc. (Consumer Staples)	4,223,078
49,528	Unicharm Corp. (Consumer Staples)	2,210,862
597	United Urban Investment Corp. REIT (Real Estate)	845,560
42,909	USS Co. Ltd. (Consumer Discretionary)	711,244
143,266	Welcia Holdings Co. Ltd. (Consumer Staples)	5,066,343
16,544	Yakult Honsha Co. Ltd. (Consumer Staples)	954,751
1,219,381	Yamada Holdings Co. Ltd. (Consumer Discretionary)	5,250,020
142,854	Yamato Holdings Co. Ltd. (Industrials)	3,640,918
17,233	Yaskawa Electric Corp. (Industrials)	843,924
60,520	Yokogawa Electric Corp. (Information Technology)	949,171
139,560	Z Holdings Corp. (Communication Services)	910,837
237,131	ZOZO, Inc. (Consumer Discretionary)	9,054,838

		616,645,723

Jordan – 0.1%
83,976	Hikma Pharmaceuticals PLC (Health Care)	2,933,217

Luxembourg – 0.6%
392,741	ArcelorMittal (Materials)	13,164,231
30,195	Eurofins Scientific SE (Health Care)	4,280,092

		17,444,323

Common Stocks – (continued)
Netherlands – 4.2%
1,823	Adyen NV (Information Technology)*(b)	5,884,533
614,623	Aegon NV (Financials)	3,042,879
18,589	Akzo Nobel NV (Materials)	2,290,888
6,950	ASM International NV (Information Technology)	2,695,875
44,180	ASML Holding NV (Information Technology)	36,741,263
43,616	Heineken Holding NV (Consumer Staples)	4,041,689
23,343	Heineken NV (Consumer Staples)(a)	2,554,370
356,839	ING Groep NV (Financials)	4,928,396
83,924	JDE Peet’s NV (Consumer Staples)(a)	2,882,880
413,015	Koninklijke Ahold Delhaize NV (Consumer Staples)	13,929,112
22,790	Koninklijke DSM NV (Materials)	4,849,165
364,712	Koninklijke KPN NV (Communication Services)	1,168,442
160,727	Koninklijke Philips NV (Health Care)	7,407,063
32,933	Koninklijke Vopak NV (Energy)	1,425,573
90,346	NN Group NV (Financials)	4,689,351
81,595	Randstad NV (Industrials)	6,000,659
447,231	Royal Dutch Shell PLC, Class A (Energy)	8,811,524
382,962	Royal Dutch Shell PLC, Class B (Energy)	7,542,108
85,174	Wolters Kluwer NV (Industrials)	9,794,957

		130,680,727

New Zealand – 0.4%
206,950	a2 Milk Co. Ltd. (The) (Consumer Staples)*	878,341
158,043	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	3,681,997
249,987	Mercury NZ Ltd. (Utilities)	1,170,090
444,171	Spark New Zealand Ltd. (Communication Services)	1,524,070
34,588	Xero Ltd. (Information Technology)*	3,837,803

		11,092,301

Norway – 0.5%
45,492	DNB Bank ASA (Financials)	959,448
40,160	Equinor ASA (Energy)	852,253
207,503	Gjensidige Forsikring ASA (Financials)	4,845,912
51,154	Mowi ASA (Consumer Staples)	1,368,557
822,931	Norsk Hydro ASA (Materials)	5,673,789
115,760	Orkla ASA (Consumer Staples)	1,032,955
79,964	Telenor ASA (Communication Services)	1,399,428

		16,132,342

Poland – 0.1%
180,696	InPost SA (Industrials)*	3,519,491

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Portugal – 0.3%
156,162	EDP – Energias de Portugal SA (Utilities)	$857,556
347,676	Jeronimo Martins SGPS SA (Consumer Staples)	7,366,930

		8,224,486

Russia – 0.3%
85,458	Coca-Cola HBC AG (Consumer Staples)*	3,092,009
555,024	Evraz PLC (Materials)	4,509,782

		7,601,791

Saudi Arabia – 0.1%
15,301	Delivery Hero SE (Consumer Discretionary)*(b)	2,214,408

Singapore – 0.9%
236,561	CapitaLand Ltd. (Real Estate)	703,475
323,920	DBS Group Holdings Ltd. (Financials)	7,217,220
576,125	Mapletree Logistics Trust REIT (Real Estate)	869,477
739,972	Oversea-Chinese Banking Corp. Ltd. (Financials)	6,287,919
1,118,510	Singapore Exchange Ltd. (Financials)	8,232,287
389,686	Singapore Telecommunications Ltd. (Communication Services)	672,122
209,177	United Overseas Bank Ltd. (Financials)	3,977,955
69,879	Venture Corp. Ltd. (Information Technology)	995,377

		28,955,832

South Africa – 0.2%
117,456	Anglo American PLC (Materials)	4,961,003

Spain – 1.9%
283,224	ACS Actividades de Construccion y Servicios SA (Industrials)	7,642,820
598,786	Banco Bilbao Vizcaya Argentaria SA (Financials)*	3,920,823
1,107,655	Banco Santander SA (Financials)*	4,089,302
1,130,895	CaixaBank SA (Financials)	3,513,626
54,396	Cellnex Telecom SA (Communication Services)*(b)	3,724,280
35,462	EDP Renovaveis SA (Utilities)	942,712
82,636	Enagas SA (Utilities)	1,879,255
81,713	Endesa SA (Utilities)	1,963,886
45,912	Ferrovial SA (Industrials)	1,328,905
105,341	Grifols SA (Health Care)	2,572,796
674,217	Iberdrola SA (Utilities)	8,352,751
203,326	Industria de Diseno Textil SA (Consumer Discretionary)	6,938,864
57,873	Naturgy Energy Group SA (Utilities)	1,489,292
82,148	Red Electrica Corp. SA (Utilities)	1,637,850
643,510	Repsol SA (Energy)	7,372,219

Common Stocks – (continued)
Spain – (continued)
535,313	Telefonica SA (Communication Services)	2,642,331

		60,011,712

Sweden – 3.2%
24,395	Alfa Laval AB (Industrials)	988,378
66,162	Assa Abloy AB, Class B (Industrials)	2,112,307
82,717	Atlas Copco AB, Class A (Industrials)	5,672,362
34,105	Atlas Copco AB, Class B (Industrials)	1,970,819
21,401	Boliden AB (Materials)	745,436
118,620	Electrolux AB, Series B (Consumer Discretionary)	3,001,665
104,024	Epiroc AB, Class A (Industrials)	2,280,095
45,334	Epiroc AB, Class B (Industrials)	860,379
106,932	EQT AB (Financials)	5,442,749
43,426	Essity AB, Class B (Consumer Staples)	1,391,458
24,754	Evolution AB (Consumer Discretionary)(b)	3,984,183
10,731	Fastighets AB Balder, Class B (Real Estate)*	766,194
175,763	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)*	3,519,065
190,998	Hexagon AB, Class B (Information Technology)	3,305,401
226,831	Husqvarna AB, Class B (Consumer Discretionary)	3,039,328
32,895	ICA Gruppen AB (Consumer Staples)	1,634,726
56,320	Industrivarden AB, Class A (Financials)	2,070,605
50,653	Industrivarden AB, Class C (Financials)	1,763,750
58,683	Investment AB Latour, Class B (Industrials)	2,039,960
275,342	Investor AB, Class B (Financials)	6,578,642
126,109	Kinnevik AB, Class B (Financials)*	4,935,662
19,538	L E Lundbergforetagen AB, Class B (Financials)	1,245,742
203,200	Nibe Industrier AB, Class B (Industrials)	2,829,720
92,906	Sandvik AB (Industrials)	2,366,032
180,843	Securitas AB, Class B (Industrials)	2,998,820
98,177	Sinch AB (Information Technology)*(b)	2,200,236
108,693	Skandinaviska Enskilda Banken AB, Class A (Financials)	1,458,274
219,406	Skanska AB, Class B (Industrials)	6,311,448
91,313	Svenska Cellulosa AB SCA, Class B (Materials)	1,609,326
72,998	Svenska Handelsbanken AB, Class A (Financials)	820,173
58,715	Swedbank AB, Class A (Financials)	1,132,479
917,251	Swedish Match AB (Consumer Staples)	8,460,414
94,421	Tele2 AB, Class B (Communication Services)	1,413,804

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
407,784	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	$4,829,030
323,841	Telia Co. AB (Communication Services)	1,388,535
112,213	Volvo AB, Class B (Industrials)	2,534,799

		99,701,996

Switzerland – 8.4%
154,772	ABB Ltd. (Industrials)	5,730,982
47,727	Adecco Group AG (Industrials)	2,656,102
20,782	Alcon, Inc. (Health Care)	1,711,472
7,298	Baloise Holding AG (Financials)	1,163,952
16,611	Banque Cantonale Vaudoise (Financials)	1,408,957
728	Barry Callebaut AG (Consumer Staples)	1,854,868
366	Chocoladefabriken Lindt & Spruengli AG (Consumer Staples)	4,303,062
44,976	Cie Financiere Richemont SA (Consumer Discretionary)	4,958,873
86,968	Credit Suisse Group AG (Financials)	922,228
2,874	EMS-Chemie Holding AG (Materials)	3,113,853
4,704	Geberit AG (Industrials)	3,929,372
1,152	Givaudan SA (Materials)	5,778,549
71,545	Holcim Ltd. (Materials)*	4,076,905
40,192	Kuehne + Nagel International AG (Industrials)	14,702,625
56,530	Logitech International SA (Information Technology)	5,778,581
7,495	Lonza Group AG (Health Care)	6,340,948
392,877	Nestle SA (Consumer Staples)	49,638,758
276,888	Novartis AG (Health Care)	25,628,878
8,309	Partners Group Holding AG (Financials)	14,730,436
10,421	Roche Holding AG-BR (Health Care)(a)	4,664,167
103,449	Roche Holding AG-Genussschein (Health Care)	41,529,796
6,107	Schindler Holding AG (Industrials)	1,904,000
8,310	Schindler Holding AG Participation Certificates (Industrials)	2,683,367
2,355	SGS SA (Industrials)	7,398,821
15,444	Sika AG (Materials)	5,565,269
4,464	Sonova Holding AG (Health Care)	1,720,203
133,680	STMicroelectronics NV (Information Technology)	5,951,520
4,430	Straumann Holding AG (Health Care)	8,559,686
11,831	Swatch Group AG (The) – Bearer (Consumer Discretionary)	3,334,713
53,327	Swatch Group AG (The) – Registered (Consumer Discretionary)	2,931,078
2,492	Swiss Life Holding AG (Financials)	1,299,251
16,990	Swiss Prime Site AG (Real Estate)	1,816,681
3,140	Swisscom AG (Communication Services)	1,842,078
358,228	UBS Group AG (Financials)	5,975,355
6,531	Vifor Pharma AG (Health Care)	929,690

Common Stocks – (continued)
Switzerland – (continued)
9,172	Zurich Insurance Group AG (Financials)	4,025,047

		260,560,123

Taiwan – 0.1%
7,430	Sea Ltd. ADR (Communication Services)*	2,513,718

United Kingdom – 10.2%
134,214	3i Group PLC (Financials)	2,470,524
742,491	Abrdn PLC (Financials)	2,713,021
295,176	Admiral Group PLC (Financials)	14,669,184
71,281	Ashtead Group PLC (Industrials)	5,581,918
107,868	Associated British Foods PLC (Consumer Staples)	2,939,377
149,702	AstraZeneca PLC (Health Care)	17,541,175
1,012,991	Auto Trader Group PLC (Communication Services)(b)	8,769,073
15,510	AVEVA Group PLC (Information Technology)	882,856
1,119,668	Aviva PLC (Financials)	6,226,952
246,102	BAE Systems PLC (Industrials)	1,925,159
1,389,545	Barclays PLC (Financials)	3,535,957
290,267	Barratt Developments PLC (Consumer Discretionary)	2,952,158
20,315	Berkeley Group Holdings PLC (Consumer Discretionary)	1,349,558
1,257,709	BP PLC (Energy)	5,139,974
291,916	British American Tobacco PLC (Consumer Staples)	10,963,744
518,739	BT Group PLC (Communication Services)*	1,212,227
69,796	Bunzl PLC (Industrials)	2,532,056
315,238	Burberry Group PLC (Consumer Discretionary)	8,067,374
774,426	CK Hutchison Holdings Ltd. (Industrials)	5,650,855
291,303	CNH Industrial NV (Industrials)	4,814,158
62,498	Coca-Cola Europacific Partners PLC (Consumer Staples)	3,608,635
43,031	Compass Group PLC (Consumer Discretionary)*	888,618
41,313	Croda International PLC (Materials)	5,201,281
36,314	DCC PLC (Industrials)	3,088,588
182,360	Diageo PLC (Consumer Staples)	8,768,997
224,190	Direct Line Insurance Group PLC (Financials)	953,393
184,549	Entain PLC (Consumer Discretionary)*	4,909,542
115,203	Experian PLC (Industrials)	5,079,883
652,230	GlaxoSmithKline PLC (Health Care)	13,123,376
53,916	Halma PLC (Information Technology)	2,228,283
348,552	Hargreaves Lansdown PLC (Financials)	7,236,196
752,678	HSBC Holdings PLC (Financials)	4,000,543

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
224,518	Imperial Brands PLC (Consumer Staples)	$4,763,127
23,352	Intertek Group PLC (Industrials)	1,693,683
2,967,140	J Sainsbury PLC (Consumer Staples)	12,413,923
643,893	JD Sports Fashion PLC (Consumer Discretionary)	8,945,764
81,161	Johnson Matthey PLC (Materials)	3,282,800
7,541	Just Eat Takeaway.com NV (Consumer Discretionary)*(b)	682,944
1,172,452	Kingfisher PLC (Consumer Discretionary)	5,652,397
961,540	Legal & General Group PLC (Financials)	3,575,610
10,361,171	Lloyds Banking Group PLC (Financials)	6,242,125
11,515	London Stock Exchange Group PLC (Financials)	1,260,829
1,367,074	Melrose Industries PLC (Industrials)	3,155,921
221,530	National Grid PLC (Utilities)	2,869,842
557,197	Natwest Group PLC (Financials)	1,634,141
62,322	Next PLC (Consumer Discretionary)	6,784,460
38,393	Ocado Group PLC (Consumer Staples)*	1,063,637
185,193	Pearson PLC (Communication Services)	1,956,397
203,632	Phoenix Group Holdings PLC (Financials)	1,747,070
50,405	Prudential PLC (Financials)	1,050,954
63,485	Reckitt Benckiser Group PLC (Consumer Staples)	4,839,494
226,632	RELX PLC (Industrials)	6,805,710
216,930	Rentokil Initial PLC (Industrials)	1,732,784
682,390	Sage Group PLC (The) (Information Technology)	6,970,293
45,470	Schroders PLC (Financials)	2,365,452
329,350	Segro PLC REIT (Real Estate)	5,819,962
65,511	Severn Trent PLC (Utilities)	2,490,206
193,184	Smith & Nephew PLC (Health Care)	3,708,880
16,245	Spirax-Sarco Engineering PLC (Industrials)	3,601,743
66,496	SSE PLC (Utilities)	1,493,985
235,630	St James’s Place PLC (Financials)	5,221,002
201,666	Standard Chartered PLC (Financials)	1,262,265
495,940	Taylor Wimpey PLC (Consumer Discretionary)	1,248,361
761,618	Tesco PLC (Consumer Staples)	2,674,424
261,736	Unilever PLC (Consumer Staples)	14,574,269
122,907	United Utilities Group PLC (Utilities)	1,788,770
3,131,356	Vodafone Group PLC (Communication Services)	5,255,902

Common Stocks – (continued)
United Kingdom – (continued)
335,950	WPP PLC (Communication Services)	4,547,687

		314,201,448

United States – 1.4%
57,550	Bausch Health Cos., Inc. (Health Care)*	1,674,149
17,310	Brookfield Renewable Corp., Class A (Utilities)	757,385
4,973	CyberArk Software Ltd. (Information Technology)*	835,166
111,959	Ferguson PLC (Industrials)	16,186,483
77,782	James Hardie Industries PLC CDI (Materials)	3,015,163
50,146	QIAGEN NV (Health Care)*	2,774,461
61,091	Schneider Electric SE (Industrials)	10,910,974
225,954	Stellantis NV (Consumer Discretionary)	4,516,226
10,518	Swiss Re AG (Financials)	967,465
122,919	Tenaris SA (Energy)	1,238,571

		42,876,043

Zambia – 0.1%
67,359	First Quantum Minerals Ltd. (Materials)	1,400,858

TOTAL COMMON STOCKS
(Cost $2,445,659,053)		$3,061,005,909

Shares	Description	Rate	Value

Preferred Stocks – 0.7%
Germany – 0.7%
38,393	Bayerische Motoren Werke AG (Consumer Discretionary)	2.77%	$3,213,258
96,690	FUCHS PETROLUB SE (Materials)	2.29	4,891,940
24,356	Henkel AG & Co. KGaA (Consumer Staples)	2.25	2,378,860
8,598	Porsche Automobil Holding SE (Consumer Discretionary)	2.55	870,422
7,385	Sartorius AG (Health Care)	0.12	4,864,431
22,677	Volkswagen AG (Consumer Discretionary)	2.42	5,388,610

TOTAL PREFERRED STOCKS
(Cost $18,003,910)			$21,607,521

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $2,463,662,963)			$3,082,613,430

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS ACTIVEBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.2%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
37,762,053	0.026%	$37,762,053
(Cost $37,762,053)

TOTAL INVESTMENTS – 100.9%
(Cost $2,501,425,016)		$3,120,375,483

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(27,139,998)

NET ASSETS – 100.0%		$3,093,235,485

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	– American Depositary Receipt
PLC	– Public Limited Company
REIT	– Real Estate Investment Trust

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 99.8%
Communication Services – 8.5%
1,935	Capcom Co. Ltd.	$54,073
3,614	CyberAgent, Inc.	66,484
712	Dentsu Group, Inc.	26,442
2,376	Hakuhodo DY Holdings, Inc.	37,437
970	Kakaku.com, Inc.	30,285
6,031	KDDI Corp.	185,003
792	Koei Tecmo Holdings Co. Ltd.	33,919
438	Konami Holdings Corp.	27,829
1,717	Nexon Co. Ltd.	31,414
411	Nintendo Co. Ltd.	197,906
6,528	Nippon Telegraph & Telephone Corp.	174,460
9,263	SoftBank Corp.	124,240
3,609	SoftBank Group Corp.	203,052
752	Square Enix Holdings Co. Ltd.	43,877
418	Toho Co. Ltd.	18,111
5,952	Z Holdings Corp.	38,846

		1,293,378

Consumer Discretionary – 18.2%
491	ABC-Mart, Inc.	26,324
1,408	Aisin Corp.	53,893
806	Bandai Namco Holdings, Inc.	56,059
1,780	Bridgestone Corp.	82,049
849	Casio Computer Co. Ltd.	13,130
1,184	Denso Corp.	83,093
190	Fast Retailing Co. Ltd.	125,421
88	Hikari Tsushin, Inc.	15,436
6,748	Honda Motor Co. Ltd.	205,278
4,274	Iida Group Holdings Co. Ltd.	108,776
536	Isuzu Motors Ltd.	6,791
223	Koito Manufacturing Co. Ltd.	13,661
7,835	Mazda Motor Corp.*	68,109
531	McDonald’s Holdings Co. Japan Ltd.	25,375
467	Mercari, Inc.*	23,125
11,620	Nissan Motor Co. Ltd.*	61,188
334	Nitori Holdings Co. Ltd.	62,568
307	Oriental Land Co. Ltd.	46,556
1,732	Pan Pacific International Holdings Corp.	33,060
11,237	Panasonic Corp.	134,198
1,155	Rakuten Group, Inc.	12,111
180	Rinnai Corp.	19,383
1,535	Ryohin Keikaku Co. Ltd.	32,947
1,687	Sekisui Chemical Co. Ltd.	28,931
1,231	Sekisui House Ltd.	24,573
438	Sharp Corp.	5,793
236	Shimano, Inc.	69,386
3,997	Sony Group Corp.	413,307
332	Stanley Electric Co. Ltd.	8,305
1,612	Subaru Corp.	29,882
1,251	Sumitomo Electric Industries Ltd.	16,745
696	Suzuki Motor Corp.	30,131
607	Toyota Industries Corp.	51,329
6,148	Toyota Motor Corp.	536,789
765	USS Co. Ltd.	12,680
28,252	Yamada Holdings Co. Ltd.	121,638

Common Stocks – (continued)
Consumer Discretionary – (continued)
409	Yamaha Corp.	24,162
995	Yamaha Motor Co. Ltd.	25,360
1,320	ZOZO, Inc.	50,404

		2,757,946

Consumer Staples – 8.8%
2,895	Aeon Co. Ltd.(a)	76,934
1,882	Ajinomoto Co., Inc.	55,573
1,424	Asahi Group Holdings Ltd.	66,287
188	Cosmos Pharmaceutical Corp.	33,336
636	Ito En Ltd.	40,293
3,928	Japan Tobacco, Inc.	76,247
1,614	Kao Corp.	97,639
642	Kikkoman Corp.(a)	48,270
2,896	Kirin Holdings Co. Ltd.	52,563
387	Kobayashi Pharmaceutical Co. Ltd.	30,330
424	Kobe Bussan Co. Ltd.	16,518
311	Kose Corp.	37,651
855	Lawson, Inc.	41,248
1,640	Lion Corp.	27,960
664	MEIJI Holdings Co. Ltd.	40,858
553	NH Foods Ltd.	21,469
1,103	Nisshin Seifun Group, Inc.	18,112
431	Nissin Foods Holdings Co. Ltd.	33,582
881	Pigeon Corp.	25,541
1,290	Pola Orbis Holdings, Inc.(a)	28,228
2,852	Seven & i Holdings Co. Ltd.	124,999
1,220	Shiseido Co. Ltd.	80,989
1,097	Suntory Beverage & Food Ltd.	43,986
762	Toyo Suisan Kaisha Ltd.	31,594
367	Tsuruha Holdings, Inc.	46,268
1,358	Unicharm Corp.	60,619
1,345	Welcia Holdings Co. Ltd.	47,564
440	Yakult Honsha Co. Ltd.	25,392

		1,330,050

Energy – 0.8%
13,032	ENEOS Holdings, Inc.	50,546
527	Idemitsu Kosan Co. Ltd.	12,654
7,888	Inpex Corp.	54,425

		117,625

Financials – 7.4%
5,741	Acom Co. Ltd.	22,209
1,127	Chiba Bank Ltd. (The)	7,048
1,916	Concordia Financial Group Ltd.	7,447
4,719	Dai-ichi Life Holdings, Inc.	93,190
2,521	Daiwa Securities Group, Inc.	14,285
2,075	Japan Exchange Group, Inc.	49,467
1,520	Japan Post Bank Co. Ltd.	13,324
11,787	Japan Post Holdings Co. Ltd.*	101,315
4,755	Japan Post Insurance Co. Ltd.	86,348
1,998	Mitsubishi HC Capital, Inc.	10,712
32,812	Mitsubishi UFJ Financial Group, Inc.	177,530
5,893	Mizuho Financial Group, Inc.	82,768
916	MS&AD Insurance Group Holdings, Inc.	29,641

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
5,006	Nomura Holdings, Inc.	$24,315
2,672	ORIX Corp.	49,896
4,384	Resona Holdings, Inc.	16,988
1,048	SBI Holdings, Inc.	25,470
1,674	Shizuoka Bank Ltd. (The)	13,135
1,023	Sompo Holdings, Inc.	44,958
3,896	Sumitomo Mitsui Financial Group, Inc.	134,796
910	Sumitomo Mitsui Trust Holdings, Inc.	29,803
1,114	T&D Holdings, Inc.	13,537
1,412	Tokio Marine Holdings, Inc.	69,109
66	Tokyo Century Corp.	3,779

		1,121,070

Health Care – 10.1%
1,192	Asahi Intecc Co. Ltd.	36,131
8,261	Astellas Pharma, Inc.	139,639
2,257	Chugai Pharmaceutical Co. Ltd.	88,505
5,199	Daiichi Sankyo Co. Ltd.	123,728
864	Eisai Co. Ltd.	71,457
277	Hisamitsu Pharmaceutical Co., Inc.	11,119
1,227	Hoya Corp.	198,581
1,283	Kyowa Kirin Co. Ltd.	41,984
1,380	M3, Inc.	92,967
910	Medipal Holdings Corp.	17,420
305	Nippon Shinyaku Co. Ltd.	24,792
3,756	Olympus Corp.	79,028
1,873	Ono Pharmaceutical Co. Ltd.	45,078
1,781	Otsuka Holdings Co. Ltd.	75,886
551	PeptiDream, Inc.*	19,460
1,878	Santen Pharmaceutical Co. Ltd.	28,035
941	Shionogi & Co. Ltd.	59,547
1,941	Sumitomo Dainippon Pharma Co. Ltd.	34,841
780	Sysmex Corp.	88,891
356	Taisho Pharmaceutical Holdings Co. Ltd.	20,804
4,922	Takeda Pharmaceutical Co. Ltd.	164,828
1,575	Terumo Corp.	65,905

		1,528,626

Industrials – 20.0%
962	AGC, Inc.	46,585
308	ANA Holdings, Inc.*	7,305
216	Central Japan Railway Co.	31,704
564	Dai Nippon Printing Co. Ltd.	13,430
163	Daifuku Co. Ltd.	14,422
706	Daikin Industries Ltd.	176,114
553	East Japan Railway Co.	37,405
353	FANUC Corp.	77,084
518	Fuji Electric Co. Ltd.	22,467
647	Hankyu Hanshin Holdings, Inc.	19,405
77	Harmonic Drive Systems, Inc.	4,268
7,146	Hino Motors Ltd.	61,989
147	Hitachi Construction Machinery Co. Ltd.	4,222
3,266	Hitachi Ltd.	180,899
172	Hoshizaki Corp.	16,173
4,462	ITOCHU Corp.	134,477
385	Japan Airlines Co. Ltd.*	8,204

Common Stocks – (continued)
Industrials – (continued)
7,197	Kajima Corp.	93,222
161	Keio Corp.	8,676
264	Keisei Electric Railway Co. Ltd.	8,134
361	Kintetsu Group Holdings Co. Ltd.*	12,355
1,844	Komatsu Ltd.	44,690
2,276	Kubota Corp.	47,121
817	Kurita Water Industries Ltd.	38,374
1,708	Lixil Corp.	49,828
441	Makita Corp.	25,370
8,046	Marubeni Corp.	64,128
1,559	MINEBEA MITSUMI, Inc.	40,202
1,435	MISUMI Group, Inc.	57,016
5,954	Mitsubishi Corp.	179,444
4,799	Mitsubishi Electric Corp.	65,765
332	Mitsubishi Heavy Industries Ltd.	8,791
7,506	Mitsui & Co. Ltd.	165,957
475	Miura Co. Ltd.	21,359
2,101	MonotaRO Co. Ltd.	46,530
257	Nabtesco Corp.	10,200
426	NGK Insulators Ltd.	7,077
1,181	Nidec Corp.	135,666
1,440	Nihon M&A Center, Inc.	43,124
270	Nippon Express Co. Ltd.	18,408
1,353	Nippon Yusen KK	109,240
1,517	Obayashi Corp.	12,510
389	Odakyu Electric Railway Co. Ltd.	9,079
1,448	Persol Holdings Co. Ltd.	33,900
4,025	Recruit Holdings Co. Ltd.	238,144
440	Secom Co. Ltd.	33,423
1,413	SG Holdings Co. Ltd.	38,483
1,183	Shimizu Corp.	8,507
119	SMC Corp.	76,376
296	Sohgo Security Services Co. Ltd.	13,431
9,086	Sumitomo Corp.	128,565
372	Taisei Corp.	11,665
181	THK Co. Ltd.	4,206
583	Tobu Railway Co. Ltd.	15,236
1,275	Tokyu Corp.	17,583
614	TOPPAN, Inc.	10,563
749	Toshiba Corp.	32,555
655	TOTO Ltd.	35,713
1,167	Toyota Tsusho Corp.	51,679
317	West Japan Railway Co.	17,359

2,213	Yamato Holdings Co. Ltd.	56,403
768	Yaskawa Electric Corp.	37,610

		3,039,820

Information Technology – 16.4%
1,049	Advantest Corp.	90,902
847	Azbil Corp.	36,814
2,039	Brother Industries Ltd.	41,908
3,677	Canon, Inc.	87,407
129	Disco Corp.	37,634
1,615	FUJIFILM Holdings Corp.	133,304
1,035	Fujitsu Ltd.	191,248
63	GMO Payment Gateway, Inc.	8,298

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® JAPAN EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
702	Hamamatsu Photonics KK	$41,024
202	Hirose Electric Co. Ltd.	33,703
535	Ibiden Co. Ltd.	28,927
920	Itochu Techno-Solutions Corp.	28,515
569	Keyence Corp.	342,508
896	Kyocera Corp.	55,835
352	Lasertec Corp.	77,122
1,848	Murata Manufacturing Co. Ltd.	153,394
2,209	NEC Corp.	116,221
1,761	Nomura Research Institute Ltd.	66,282
3,561	NTT Data Corp.	64,212
138	Obic Co. Ltd.	26,316
840	Omron Corp.	79,367
296	Oracle Corp. Japan	24,357
696	Otsuka Corp.	36,111
5,109	Renesas Electronics Corp.*	55,294
9,943	Ricoh Co. Ltd.	101,367
344	Rohm Co. Ltd.	33,254
158	SCSK Corp.	9,995
2,016	Seiko Epson Corp.	37,619
1,092	Shimadzu Corp.	49,054
1,520	SUMCO Corp.	32,141
375	TDK Corp.	39,493
1,053	TIS, Inc.	29,809
557	Tokyo Electron Ltd.	239,511
705	Trend Micro, Inc.	38,696
1,336	Yokogawa Electric Corp.	20,953

		2,488,595

Materials – 4.9%
2,654	Asahi Kasei Corp.	27,444
1,356	Hitachi Metals Ltd.*	26,229
1,196	JFE Holdings, Inc.	19,433
1,285	JSR Corp.	44,623
563	Kansai Paint Co. Ltd.	14,611
13,010	Mitsubishi Chemical Holdings Corp.	114,373
603	Mitsubishi Gas Chemical Co., Inc.	11,389
1,059	Mitsui Chemicals, Inc.	36,630
562	Nippon Paint Holdings Co. Ltd.	7,003
1,786	Nippon Steel Corp.	36,546
551	Nissan Chemical Corp.	30,945
593	Nitto Denko Corp.	45,125
2,186	Oji Holdings Corp.	11,461
848	Shin-Etsu Chemical Co. Ltd.	140,523
25,431	Sumitomo Chemical Co. Ltd.	129,169
545	Sumitomo Metal Mining Co. Ltd.	20,955
3,320	Toray Industries, Inc.	22,417
444	Tosoh Corp.	8,075

		746,951

Real Estate – 3.1%
432	Daito Trust Construction Co. Ltd.	47,502
1,728	Daiwa House Industry Co. Ltd.	52,787
10	Daiwa House REIT Investment Corp. REIT	29,629
18	GLP J REIT	32,720

Common Stocks – (continued)
Real Estate – (continued)
498	Hulic Co. Ltd.	5,848
35	Japan Metropolitan Fund Invest REIT	34,057
4	Japan Real Estate Investment Corp. REIT	24,795
2,496	Mitsubishi Estate Co. Ltd.	39,101
1,420	Mitsui Fudosan Co. Ltd.	32,624
2	Nippon Building Fund, Inc. REIT	13,016
5	Nippon Prologis REIT, Inc. REIT	18,046
1,093	Nomura Real Estate Holdings, Inc.	28,006
22	Nomura Real Estate Master Fund, Inc. REIT	33,983
17	Orix JREIT, Inc. REIT	30,345
513	Sumitomo Realty & Development Co. Ltd.	16,586
25	United Urban Investment Corp. REIT	35,409

		474,454

Utilities – 1.6%
11,415	Chubu Electric Power Co., Inc.	138,090
1,062	Kansai Electric Power Co., Inc. (The)	10,682
1,131	Osaka Gas Co. Ltd.	21,238
449	Toho Gas Co. Ltd.	20,966
1,628	Tohoku Electric Power Co., Inc.	12,478
1,739	Tokyo Gas Co. Ltd.	33,495

		236,949

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $12,760,901)		$15,135,464

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.5%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
82,494	0.026%	$82,494
(Cost $82,494)

TOTAL INVESTMENTS – 100.3%
(Cost $12,843,395)		$15,217,958

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.3)%		(55,057)

NET ASSETS – 100.0%		$15,162,901

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
REIT	— Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 99.8%
Communication Services – 10.6%
278,492	Activision Blizzard, Inc.	$22,939,386
91,252	Alphabet, Inc., Class A*	264,078,725
88,619	Alphabet, Inc., Class C*	257,813,940
1,864,786	AT&T, Inc.	51,132,432
54,564	Charter Communications, Inc., Class A*	44,560,236
1,264,550	Comcast Corp., Class A	76,732,894
189,127	Electronic Arts, Inc.	27,463,132
768,153	Facebook, Inc., Class A*	291,421,885
22,512	IAC/InterActiveCorp*	2,972,710
74,803	Liberty Broadband Corp., Class C*	14,311,310
2,110,285	Lumen Technologies, Inc.	25,956,505
203,231	Match Group, Inc.*	27,932,069
62,951	Netflix, Inc.*	35,831,080
460,414	Omnicom Group, Inc.	33,711,513
386,088	Pinterest, Inc., Class A*	21,454,910
54,972	ROBLOX Corp., Class A*	4,510,453
61,474	Roku, Inc.*	21,663,438
284,679	Snap, Inc., Class A*	21,666,919
85,209	Take-Two Interactive Software, Inc.*	13,737,395
118,721	T-Mobile US, Inc.*	16,267,151
251,356	Twitter, Inc.*	16,212,462
662,760	Verizon Communications, Inc.	36,451,800
1,570,570	ViacomCBS, Inc., Class B	65,100,126
68,049	Vimeo, Inc.*	2,594,028
327,668	Walt Disney Co. (The)*	59,406,208

		1,455,922,707

Consumer Discretionary – 14.2%
96,177	Advance Auto Parts, Inc.	19,509,504
130,055	Amazon.com, Inc.*	451,393,593
33,885	AutoZone, Inc.*	52,492,948
330,920	Bath & Body Works, Inc.	22,330,482
378,420	Best Buy Co., Inc.	44,089,714
4,426	Booking Holdings, Inc.*	10,178,339
64,395	Burlington Stores, Inc.*	19,285,659
142,504	Caesars Entertainment, Inc.*	14,482,681
48,937	CarMax, Inc.*	6,127,402
6,811	Chipotle Mexican Grill, Inc.*	12,963,581
149,749	Darden Restaurants, Inc.	22,559,687
176,658	Dollar General Corp.	39,378,835
246,915	Dollar Tree, Inc.*	22,355,684
90,386	Domino’s Pizza, Inc.	46,719,620
80,298	D.R. Horton, Inc.	7,678,095
454,285	eBay, Inc.	34,861,831
118,966	Etsy, Inc.*	25,727,587
38,048	Expedia Group, Inc.*	5,497,936
5,384,648	Ford Motor Co.*	70,161,963
127,972	Garmin Ltd.	22,322,156
319,627	General Motors Co.*	15,664,919
202,590	Genuine Parts Co.	24,754,472
56,985	Hasbro, Inc.	5,602,195
54,291	Hilton Worldwide Holdings, Inc.*	6,778,774
407,783	Home Depot, Inc. (The)	133,010,659
296,317	Lennar Corp., Class A	31,797,777

Common Stocks – (continued)
Consumer Discretionary – (continued)
371,301	Lowe’s Cos., Inc.	75,704,561
41,418	Marriott International, Inc., Class A*	5,597,228
107,363	McDonald’s Corp.	25,494,418
253,322	MGM Resorts International	10,796,584
536,621	NIKE, Inc., Class B	88,402,944
1,515	NVR, Inc.*	7,847,609
79,233	O’Reilly Automotive, Inc.*	47,070,741
147,894	Peloton Interactive, Inc., Class A*	14,817,500
72,711	Pool Corp.	35,941,047
498,859	PulteGroup, Inc.	26,868,546
79,425	Ross Stores, Inc.	9,403,920
242,253	Starbucks Corp.	28,462,305
934,293	Stellantis NV	18,704,546
414,813	Target Corp.	102,450,515
134,616	Tesla, Inc.*	99,039,684
401,034	TJX Cos., Inc. (The)	29,163,192
177,611	Tractor Supply Co.	34,500,937
71,904	Ulta Beauty, Inc.*	27,849,138
207,019	VF Corp.	15,830,743
99,702	Victoria’s Secret & Co.*	6,610,243
89,532	Wayfair, Inc., Class A*	25,136,109
76,678	Whirlpool Corp.	16,986,477
266,509	Yum! Brands, Inc.	34,920,674

		1,955,325,754

Consumer Staples – 7.6%
517,661	Altria Group, Inc.	26,002,112
280,541	Archer-Daniels-Midland Co.	16,832,460
256,221	Brown-Forman Corp., Class B	17,991,839
181,651	Church & Dwight Co., Inc.	15,196,923
192,905	Clorox Co. (The)	32,417,685
624,059	Coca-Cola Co. (The)	35,140,762
433,517	Colgate-Palmolive Co.	33,792,650
361,515	Conagra Brands, Inc.	11,973,377
23,166	Constellation Brands, Inc., Class A	4,891,269
175,241	Costco Wholesale Corp.	79,820,523
199,226	Estee Lauder Cos., Inc. (The), Class A	67,834,461
207,268	General Mills, Inc.	11,982,163
182,198	Hershey Co. (The)	32,376,585
176,950	Hormel Foods Corp.	8,058,303
173,934	J M Smucker Co. (The)	21,510,418
131,653	Kellogg Co.	8,312,570
381,768	Keurig Dr Pepper, Inc.	13,617,665
184,029	Kimberly-Clark Corp.	25,361,037
975,176	Kraft Heinz Co. (The)	35,096,584
1,536,007	Kroger Co. (The)	70,702,402
139,251	McCormick & Co., Inc.	12,015,969
256,429	Mondelez International, Inc., Class A	15,916,548
260,754	Monster Beverage Corp.*	25,441,768
436,896	PepsiCo, Inc.	68,326,165
544,859	Philip Morris International, Inc.	56,120,477
607,188	Procter & Gamble Co. (The)	86,457,499
259,049	Sysco Corp.	20,633,253

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Consumer Staples – (continued)
555,922	Tyson Foods, Inc., Class A	$43,650,995
963,208	Walgreens Boots Alliance, Inc.	48,882,806
710,234	Walmart, Inc.	105,185,655

		1,051,542,923

Energy – 0.9%
101,446	Cheniere Energy, Inc.*	8,872,467
226,404	Chevron Corp.	21,909,115
47,067	ConocoPhillips	2,613,630
129,580	EOG Resources, Inc.	8,749,242
443,288	Exxon Mobil Corp.	24,168,062
705,522	Halliburton Co.	14,096,329
1,011,254	Kinder Morgan, Inc.	16,453,103
73,783	Marathon Petroleum Corp.	4,373,118
149,255	ONEOK, Inc.	7,838,873
140,916	Schlumberger NV	3,951,285
49,203	Valero Energy Corp.	3,262,651
494,046	Williams Cos., Inc. (The)	12,197,996

		128,485,871

Financials – 9.1%
168,659	Aflac, Inc.	9,559,592
173,404	Allstate Corp. (The)	23,458,093
524,246	Ally Financial, Inc.	27,732,613
78,045	American Express Co.	12,952,348
56,126	American International Group, Inc.	3,062,235
32,048	Ameriprise Financial, Inc.	8,746,220
80,692	Aon PLC, Class A	23,147,307
138,922	Arthur J Gallagher & Co.	19,951,978
1,463,401	Bank of America Corp.	61,096,992
457,547	Bank of New York Mellon Corp. (The)	25,265,745
439,654	Berkshire Hathaway, Inc., Class B*	125,639,924
25,871	BlackRock, Inc.	24,403,856
349,783	Blackstone, Inc.	43,978,217
197,901	Capital One Financial Corp.	32,845,629
338,457	Charles Schwab Corp. (The)	24,656,592
65,694	Chubb Ltd.	12,082,440
57,340	Cincinnati Financial Corp.	7,075,756
572,458	Citigroup, Inc.	41,165,455
438,279	Citizens Financial Group, Inc.	19,192,237
39,596	CME Group, Inc.	7,987,305
51,264	Coinbase Global, Inc., Class A*(a)	13,277,376
113,535	Discover Financial Services	14,557,458
420,971	Fifth Third Bancorp	16,358,933
67,490	First Republic Bank	13,426,461
209,128	Hartford Financial Services Group, Inc. (The)	14,057,584
121,471	Intercontinental Exchange, Inc.	14,519,429
714,642	JPMorgan Chase & Co.	114,306,988
323,957	KeyCorp	6,582,806
230,988	KKR & Co., Inc.	14,850,219
2,359	Markel Corp.*	2,996,520
25,097	MarketAxess Holdings, Inc.	11,944,164
186,307	Marsh & McLennan Cos., Inc.	29,287,460
327,444	MetLife, Inc.	20,301,528

Common Stocks – (continued)
Financials – (continued)
134,180	Moody’s Corp.	51,091,719
466,821	Morgan Stanley	48,750,117
12,457	MSCI, Inc.	7,904,963
67,860	Nasdaq, Inc.	13,285,631
33,621	Northern Trust Corp.	3,984,761
102,023	PNC Financial Services Group, Inc. (The)	19,496,595
137,220	Principal Financial Group, Inc.	9,167,668
232,823	Progressive Corp. (The)	22,430,168
49,300	Prudential Financial, Inc.	5,219,884
99,957	Raymond James Financial, Inc.	13,983,984
217,563	Regions Financial Corp.	4,444,812
98,665	S&P Global, Inc.	43,789,500
150,020	State Street Corp.	13,938,358
20,938	SVB Financial Group*	11,714,811
638,318	Synchrony Financial	31,756,320
156,029	T. Rowe Price Group, Inc.	34,930,212
68,678	Travelers Cos., Inc. (The)	10,968,563
48,583	Truist Financial Corp.	2,772,146
169,709	US Bancorp	9,739,600
800,831	Wells Fargo & Co.	36,597,977
36,183	Willis Towers Watson PLC	7,986,312

		1,244,421,561

Health Care – 14.4%
53,989	10X Genomics, Inc., Class A*	9,497,745
380,557	Abbott Laboratories	48,090,988
549,846	AbbVie, Inc.	66,410,400
52,046	ABIOMED, Inc.*	18,942,662
142,931	Agilent Technologies, Inc.	25,080,103
44,001	Align Technology, Inc.*	31,196,709
42,731	AmerisourceBergen Corp.	5,222,155
210,417	Amgen, Inc.	47,455,346
102,589	Anthem, Inc.	38,484,212
147,808	Avantor, Inc.*	5,829,547
176,661	Baxter International, Inc.	13,465,101
46,114	Becton Dickinson and Co.	11,606,894
109,486	Biogen, Inc.*	37,105,900
19,140	Bio-Rad Laboratories, Inc., Class A*	15,404,255
197,262	Boston Scientific Corp.*	8,906,379
820,893	Bristol-Myers Squibb Co.	54,884,906
58,564	Cardinal Health, Inc.	3,074,024
25,245	Catalent, Inc.*	3,292,958
523,549	Centene Corp.*	32,973,116
308,174	Cerner Corp.	23,529,085
40,556	Charles River Laboratories International, Inc.*	18,001,186
208,231	Cigna Corp.	44,072,091
21,403	Cooper Cos., Inc. (The)	9,646,546
802,127	CVS Health Corp.	69,295,752
150,885	Danaher Corp.	48,910,882
24,549	Dexcom, Inc.*	12,996,732
393,739	Edwards Lifesciences Corp.*	46,138,336
293,349	Eli Lilly & Co.	75,769,113
458,985	Gilead Sciences, Inc.	33,404,928
54,129	HCA Healthcare, Inc.	13,693,554

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
185,934	Hologic, Inc.*	$14,716,676
50,477	Humana, Inc.	20,464,385
88,466	IDEXX Laboratories, Inc.*	59,604,852
16,425	Illumina, Inc.*	7,508,853
210,442	Incyte Corp.*	16,096,709
35,654	Insulet Corp.*	10,618,118
19,640	Intuitive Surgical, Inc.*	20,691,918
67,258	IQVIA Holdings, Inc.*	17,468,920
833,608	Johnson & Johnson	144,322,553
86,901	Laboratory Corp. of America Holdings*	26,364,025
78,616	Masimo Corp.*	21,347,389
42,669	McKesson Corp.	8,710,450
143,635	Medtronic PLC	19,172,400
685,304	Merck & Co., Inc.	52,281,842
35,931	Mettler-Toledo International, Inc.*	55,794,735
85,453	Moderna, Inc.*	32,189,291
28,681	Molina Healthcare, Inc.*	7,708,592
15,514	Novavax, Inc.*	3,700,710
104,984	PerkinElmer, Inc.	19,401,043
1,317,699	Pfizer, Inc.	60,706,393
98,579	Quest Diagnostics, Inc.	15,065,829
30,596	Regeneron Pharmaceuticals, Inc.*	20,603,346
113,839	ResMed, Inc.	33,073,645
122,282	Seagen, Inc.*	20,494,463
55,456	STERIS PLC	11,923,595
76,174	Stryker Corp.	21,107,815
9,339	Teleflex, Inc.	3,693,201
129,897	Thermo Fisher Scientific, Inc.	72,086,340
267,625	UnitedHealth Group, Inc.	111,404,259
42,221	Veeva Systems, Inc., Class A*	14,016,528
112,924	Vertex Pharmaceuticals, Inc.*	22,617,548
3,836,797	Viatris, Inc.	56,132,340
63,449	Waters Corp.*	26,269,155
55,567	West Pharmaceutical Services, Inc.	25,095,169
31,054	Zimmer Biomet Holdings, Inc.	4,672,074
169,384	Zoetis, Inc.	34,649,191

		1,984,155,957

Industrials – 8.0%
165,211	3M Co.	32,173,190
122,089	AMETEK, Inc.	16,600,441
558,692	Carrier Global Corp.	32,180,659
130,105	Caterpillar, Inc.	27,435,241
292,495	C.H. Robinson Worldwide, Inc.	26,342,100
72,926	Cintas Corp.	28,861,923
107,577	Copart, Inc.*	15,525,513
50,316	CoStar Group, Inc.*	4,263,778
266,487	CSX Corp.	8,668,822
106,118	Cummins, Inc.	25,041,726
78,457	Deere & Co.	29,659,100
83,099	Dover Corp.	14,489,142
148,870	Eaton Corp. PLC	25,063,753
231,994	Emerson Electric Co.	24,475,367
27,103	Equifax, Inc.	7,379,063
128,452	Expeditors International of Washington, Inc.	16,010,257

Common Stocks – (continued)
Industrials – (continued)
771,400	Fastenal Co.	43,082,690
126,355	FedEx Corp.	33,571,260
157,308	Fortive Corp.	11,620,342
45,488	Generac Holdings, Inc.*	19,877,346
60,711	General Dynamics Corp.	12,161,020
211,190	General Electric Co.	22,261,538
124,031	Honeywell International, Inc.	28,764,029
47,601	IDEX Corp.	10,662,624
78,635	IHS Markit Ltd.	9,483,381
118,943	Illinois Tool Works, Inc.	27,697,067
147,438	Jacobs Engineering Group, Inc.	19,898,232
89,094	J.B. Hunt Transport Services, Inc.	15,805,276
368,030	Johnson Controls International PLC	27,528,644
48,261	Kansas City Southern	13,545,415
50,820	L3Harris Technologies, Inc.	11,841,568
254,860	Leidos Holdings, Inc.	25,004,315
53,420	Lockheed Martin Corp.	19,220,516
253,897	Masco Corp.	15,416,626
45,428	Norfolk Southern Corp.	11,517,815
60,755	Northrop Grumman Corp.	22,339,613
55,463	Old Dominion Freight Line, Inc.	16,013,277
85,569	Otis Worldwide Corp.	7,891,173
69,786	PACCAR, Inc.	5,713,380
66,233	Parker-Hannifin Corp.	19,649,344
158,370	Raytheon Technologies Corp.	13,423,441
109,669	Republic Services, Inc.	13,613,213
70,248	Rockwell Automation, Inc.	22,862,212
26,726	Roper Technologies, Inc.	12,916,141
168,566	Southwest Airlines Co.*	8,391,215
38,805	Stanley Black & Decker, Inc.	7,499,842
131,244	Trane Technologies PLC	26,051,934
27,292	TransUnion	3,316,797
94,402	Union Pacific Corp.	20,470,130
176,036	United Parcel Service, Inc., Class B	34,437,923
108,429	United Rentals, Inc.*	38,237,487
48,023	Verisk Analytics, Inc.	9,689,120
112,044	Waste Management, Inc.	17,379,145
395,954	Westinghouse Air Brake Technologies Corp.	35,552,710
83,497	W.W. Grainger, Inc.	36,212,649
138,231	Xylem, Inc.	18,842,268

		1,103,632,793

Information Technology – 29.1%
301,549	Accenture PLC, Class A	101,489,331
166,091	Adobe, Inc.*	110,234,597
509,524	Advanced Micro Devices, Inc.*	56,414,497
129,635	Akamai Technologies, Inc.*	14,681,164
192,872	Amphenol Corp., Class A	14,779,781
173,337	Analog Devices, Inc.	28,245,264
16,483	ANSYS, Inc.*	6,022,229
4,714,961	Apple, Inc.	715,872,529
366,506	Applied Materials, Inc.	49,525,956
29,354	Arista Networks, Inc.*	10,847,184
120,965	Autodesk, Inc.*	37,510,037

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
114,827	Automatic Data Processing, Inc.	$24,003,436
113,027	Broadcom, Inc.	56,198,155
97,160	Broadridge Financial Solutions, Inc.	16,732,895
288,367	Cadence Design Systems, Inc.*	47,142,237
156,956	CDW Corp.	31,486,943
1,185,589	Cisco Systems, Inc.	69,973,463
211,635	Citrix Systems, Inc.	21,770,892
69,268	Cloudflare, Inc., Class A*	8,363,418
317,943	Cognizant Technology Solutions Corp., Class A	24,262,230
328,223	Corning, Inc.	13,125,638
77,008	Crowdstrike Holdings, Inc., Class A*	21,639,248
212,730	Dell Technologies, Inc., Class C*	20,732,666
100,330	DocuSign, Inc.*	29,721,759
79,475	Enphase Energy, Inc.*	13,807,192
60,883	Entegris, Inc.	7,314,484
29,428	EPAM Systems, Inc.*	18,622,333
29,393	Fair Isaac Corp.*	13,513,138
197,733	Fidelity National Information Services, Inc.	25,264,345
212,646	Fiserv, Inc.*	25,047,572
31,571	FleetCor Technologies, Inc.*	8,312,013
126,291	Fortinet, Inc.*	39,799,346
76,894	Gartner, Inc.*	23,740,254
83,753	Global Payments, Inc.	13,621,588
54,234	GoDaddy, Inc., Class A*	3,975,895
2,778,935	Hewlett Packard Enterprise Co.	42,962,335
786,643	HP, Inc.	23,394,763
28,477	HubSpot, Inc.*	19,491,652
1,604,725	Intel Corp.	86,751,433
321,650	International Business Machines Corp.	45,140,361
114,992	Intuit, Inc.	65,098,121
79,033	Jack Henry & Associates, Inc.	13,939,841
96,625	Keysight Technologies, Inc.*	17,332,592
53,819	KLA Corp.	18,296,307
78,901	Lam Research Corp.	47,720,903
204,155	Mastercard, Inc., Class A	70,684,586
89,709	Microchip Technology, Inc.	14,116,608
315,117	Micron Technology, Inc.*	23,224,123
2,300,779	Microsoft Corp.	694,559,164
30,244	MongoDB, Inc.*	11,850,507
19,779	Monolithic Power Systems, Inc.	9,789,220
107,818	Motorola Solutions, Inc.	26,331,312
216,141	NetApp, Inc.	19,221,419
190,388	Nuance Communications, Inc.*	10,480,859
663,771	NVIDIA Corp.	148,585,138
327,115	ON Semiconductor Corp.*	14,510,821
811,534	Oracle Corp.	72,332,025
47,731	Palo Alto Networks, Inc.*	22,005,900
173,917	Paychex, Inc.	19,908,279
235,469	PayPal Holdings, Inc.*	67,970,482
141,323	Qorvo, Inc.*	26,572,964
287,200	QUALCOMM, Inc.	42,129,368

Common Stocks – (continued)
Information Technology – (continued)
73,722	RingCentral, Inc., Class A*	18,597,112
231,376	salesforce.com, Inc.*	61,377,112
252,417	Seagate Technology Holdings PLC	22,109,205
66,517	ServiceNow, Inc.*	42,813,002
154,665	Skyworks Solutions, Inc.	28,374,841
15,726	Snowflake, Inc., Class A*	4,786,208
51,480	Splunk, Inc.*	7,869,748
62,532	Square, Inc., Class A*	16,762,953
347,676	SS&C Technologies Holdings, Inc.	26,305,166
129,356	Synopsys, Inc.*	42,977,237
108,419	TE Connectivity Ltd.	16,286,702
26,754	Teledyne Technologies, Inc.*	12,397,269
163,400	Teradyne, Inc.	19,843,296
357,836	Texas Instruments, Inc.	68,314,471
31,941	Trade Desk, Inc. (The), Class A*	2,556,877
100,495	Trimble, Inc.*	9,468,639
8,315	Twilio, Inc., Class A*	2,968,122
19,902	Tyler Technologies, Inc.*	9,666,401
124,702	VeriSign, Inc.*	26,968,055
386,108	Visa, Inc., Class A	88,457,343
86,130	VMware, Inc., Class A*(a)	12,822,173
40,413	Workday, Inc., Class A*	11,039,215
86,262	Xilinx, Inc.	13,421,505
24,127	Zebra Technologies Corp., Class A*	14,166,651
38,715	Zendesk, Inc.*	4,785,174
63,765	Zoom Video Communications, Inc., Class A*	18,459,967

		4,001,789,236

Materials – 1.9%
29,911	Air Products and Chemicals, Inc.	8,061,314
59,370	Albemarle Corp.	14,055,254
62,378	Avery Dennison Corp.	14,059,377
85,595	Ball Corp.	8,213,696
48,084	Celanese Corp.	7,626,122
220,002	Corteva, Inc.	9,673,488
158,945	Dow, Inc.	9,997,640
101,364	DuPont de Nemours, Inc.	7,502,963
88,088	Eastman Chemical Co.	9,968,038
34,065	Ecolab, Inc.	7,676,888
440,154	Freeport-McMoRan, Inc.	16,017,204
22,215	International Flavors & Fragrances, Inc.	3,365,573
368,915	International Paper Co.	22,168,102
37,870	LyondellBasell Industries NV, Class A	3,800,255
21,484	Martin Marietta Materials, Inc.	8,190,775
76,155	Newmont Corp.	4,416,228
184,364	Nucor Corp.	21,673,832
39,948	Packaging Corp. of America	6,060,112
61,941	PPG Industries, Inc.	9,882,687
101,216	Sherwin-Williams Co. (The)	30,736,263
737,306	Westrock Co.	38,369,404

		261,515,215

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Real Estate – 2.2%
58,933	Alexandria Real Estate Equities, Inc. REIT	$12,162,003
42,276	American Tower Corp. REIT	12,351,779
28,945	AvalonBay Communities, Inc. REIT	6,645,193
53,263	Boston Properties, Inc. REIT	6,018,186
461,530	CBRE Group, Inc., Class A*	44,445,339
64,114	Crown Castle International Corp. REIT	12,482,355
122,490	Digital Realty Trust, Inc. REIT	20,077,336
109,862	Duke Realty Corp. REIT	5,768,854
11,187	Equinix, Inc. REIT	9,435,675
110,976	Equity Residential REIT	9,329,752
12,521	Essex Property Trust, Inc. REIT	4,141,195
103,024	Extra Space Storage, Inc. REIT	19,256,216
117,346	Invitation Homes, Inc. REIT	4,832,308
152,869	Medical Properties Trust, Inc. REIT	3,130,757
82,883	Mid-America Apartment Communities, Inc. REIT	15,944,203
140,374	Prologis, Inc. REIT	18,902,763
76,803	Public Storage REIT	24,854,219
81,280	Realty Income Corp. REIT	5,870,042
26,312	SBA Communications Corp. REIT	9,445,219
48,650	Simon Property Group, Inc. REIT	6,540,992
106,393	Sun Communities, Inc. REIT	21,437,125
163,285	Ventas, Inc. REIT	9,134,163
260,871	VICI Properties, Inc. REIT	8,063,523
322,455	Weyerhaeuser Co. REIT	11,608,380
76,114	W.P. Carey, Inc. REIT	5,946,026

		307,823,603

Utilities – 1.8%
485,293	AES Corp. (The)	11,583,944
136,185	Alliant Energy Corp.	8,278,686
73,912	Ameren Corp.	6,483,561
101,567	American Electric Power Co., Inc.	9,097,356
49,815	American Water Works Co., Inc.	9,078,784
65,469	Atmos Energy Corp.	6,383,882
129,543	CenterPoint Energy, Inc.	3,250,234
123,933	CMS Energy Corp.	7,947,823
136,623	Consolidated Edison, Inc.	10,308,205
154,294	Dominion Energy, Inc.	12,010,245
74,551	DTE Energy Co.	8,971,467
158,340	Duke Energy Corp.	16,571,864
83,612	Edison International	4,836,118

Common Stocks – (continued)
Utilities – (continued)
41,781	Entergy Corp.	4,621,396
117,323	Evergy, Inc.	8,030,759
103,851	Eversource Energy	9,422,401
340,138	Exelon Corp.	16,673,565
172,277	FirstEnergy Corp.	6,696,407
316,719	NextEra Energy, Inc.	26,601,229
182,354	PPL Corp.	5,352,090
188,492	Public Service Enterprise Group, Inc.	12,052,179
62,732	Sempra Energy	8,303,208
142,601	Southern Co. (The)	9,373,164
99,779	WEC Energy Group, Inc.	9,427,120
188,267	Xcel Energy, Inc.	12,943,356

		244,299,043

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $9,052,894,866)		$13,738,914,663

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
9,566,002	0.026%	$9,566,002
(Cost $9,566,002)

TOTAL INVESTMENTS – 99.9%
(Cost $9,062,460,868)		$13,748,480,665

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		21,366,813

NET ASSETS – 100.0%		$13,769,847,478

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

S&P 500 E-Mini Index	37	09/17/21	$7,864,253	$498,672

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 98.9%
Communication Services – 2.7%
6,949	Advantage Solutions, Inc.*	$60,526
23,607	AMC Entertainment Holdings, Inc., Class A*(a)	1,112,598
2,945	AMC Networks, Inc., Class A*	139,976
1,618	Bandwidth, Inc., Class A*	166,492
2,026	Cardlytics, Inc.*	183,920
15,797	Cargurus, Inc.*	479,913
15,733	Cars.com, Inc.*	200,124
1,976	Chicken Soup For The Soul Entertainment, Inc.*(a)	47,938
8,166	Cincinnati Bell, Inc.*	126,491
5,126	Cinemark Holdings, Inc.*	91,397
5,522	Cogent Communications Holdings, Inc.	400,787
23,751	Consolidated Communications Holdings, Inc.*	220,172
38	Daily Journal Corp.*	12,920
33,518	Entercom Communications Corp.*	118,989
5,367	Eventbrite, Inc., Class A*	94,889
9,837	EverQuote, Inc., Class A*	193,690
11,112	EW Scripps Co. (The), Class A	206,016
29,439	Fluent, Inc.*	80,074
4,772	fuboTV, Inc.*(a)	139,104
14,861	Gannett Co., Inc.*	94,367
7,677	Gogo, Inc.*	103,256
11,768	Gray Television, Inc.	267,604
1,451	Hemisphere Media Group, Inc.*	17,876
10,922	IDT Corp., Class B*	474,889
5,850	iHeartMedia, Inc., Class A*	145,548
3,793	IMAX Corp.*	59,588
7,565	Iridium Communications, Inc.*	336,718
9,475	John Wiley & Sons, Inc., Class A	550,497
8,632	Liberty Latin America Ltd., Class A (Chile)*	123,092
17,032	Liberty Latin America Ltd., Class C (Chile)*	245,090
3,392	Liberty Media Corp.-Liberty Braves, Class A*	88,192
3,158	Liberty Media Corp.-Liberty Braves, Class C*	81,634
4,071	Lions Gate Entertainment Corp., Class A*	52,597
7,259	Lions Gate Entertainment Corp., Class B*	85,366
4,562	Magnite, Inc.*	132,389
3,872	MediaAlpha, Inc., Class A*	85,881
8,705	Meredith Corp.*	374,402
14,768	Ooma, Inc.*	280,592
18,238	ORBCOMM, Inc.*	209,555
8,588	QuinStreet, Inc.*	153,811
8,692	Scholastic Corp.	288,922
4,236	Shenandoah Telecommunications Co.	126,360
3,958	Sinclair Broadcast Group, Inc., Class A	118,780
25,618	Stagwell, Inc.*	178,814
6,261	TechTarget, Inc.*	529,555
26,100	TEGNA, Inc.	462,492
8,181	Telephone and Data Systems, Inc.	166,238

Common Stocks – (continued)
Communication Services – (continued)
4,393	Thryv Holdings, Inc.*	136,139
66,848	TrueCar, Inc.*	280,762
3,856	United States Cellular Corp.*	123,199
4,730	WideOpenWest, Inc.*	100,371
15,325	Yelp, Inc.*	590,166

		11,140,758

Consumer Discretionary – 13.0%
14,436	1-800-Flowers.com, Inc., Class A*	458,487
8,498	2U, Inc.*	314,681
6,758	Aaron’s Co., Inc. (The)	179,222
15,891	Abercrombie & Fitch Co., Class A*	568,262
6,384	Academy Sports & Outdoors, Inc.*	282,620
7,050	Acushnet Holdings Corp.	352,218
5,136	Adient PLC*	202,050
11,519	Adtalem Global Education, Inc.*	426,203
2,306	America’s Car-Mart, Inc.*	298,235
13,599	American Axle & Manufacturing Holdings, Inc.*	120,623
12,813	American Eagle Outfitters, Inc.	391,053
2,385	American Outdoor Brands, Inc.*	66,375
10,308	American Public Education, Inc.*	271,100
10,523	AMMO, Inc.*	77,344
8,733	Arko Corp.*	90,299
3,148	Asbury Automotive Group, Inc.*	586,284
5,212	Aterian, Inc.*(a)	31,064
1,943	Bally’s Corp.*	97,616
8,489	Barnes & Noble Education, Inc.*	69,270
5,952	Bassett Furniture Industries, Inc.	127,909
14,346	Beazer Homes USA, Inc.*	268,414
17,580	Bed Bath & Beyond, Inc.*	484,153
7,824	Big 5 Sporting Goods Corp.(a)	217,507
7,926	Big Lots, Inc.	385,679
3,171	BJ’s Restaurants, Inc.*	135,592
8,506	Bloomin’ Brands, Inc.*	227,876
4,431	Bluegreen Vacations Holding Corp.*	101,426
3,394	Boot Barn Holdings, Inc.*	303,016
5,123	Brinker International, Inc.*	272,902
7,215	Buckle, Inc. (The)	279,437
11,009	Caleres, Inc.	270,711
10,273	Callaway Golf Co.*	288,260
3,922	Camping World Holdings, Inc., Class A	156,645
15,011	CarParts.com, Inc.*	259,240
5,626	Carriage Services, Inc.	260,090
13,968	Casper Sleep, Inc.*	69,561
786	Cavco Industries, Inc.*	200,823
5,837	Century Casinos, Inc.*	78,041
3,071	Century Communities, Inc.	215,277
3,793	Cheesecake Factory, Inc. (The)*	176,943
14,985	Chico’s FAS, Inc.*	77,472
3,164	Children’s Place, Inc. (The)*	274,762
3,302	Chuy’s Holdings, Inc.*	106,523
4,860	Citi Trends, Inc.*	418,640
6,737	Clarus Corp.	182,505
4,716	Conn’s, Inc.*	116,014
13,102	Container Store Group, Inc. (The)*	151,983

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
7,510	Core-Mark Holding Co., Inc.	$345,460
5,715	Coursera, Inc.*	219,856
984	Cracker Barrel Old Country Store, Inc.	141,283
11,321	Crocs, Inc.*	1,616,865
17,751	Dana, Inc.	412,888
2,831	Dave & Buster’s Entertainment, Inc.*	105,936
18,024	Del Taco Restaurants, Inc.	158,611
4,897	Designer Brands, Inc., Class A*	71,007
3,932	Dillard’s, Inc., Class A(a)	748,889
1,327	Dine Brands Global, Inc.*	109,769
5,872	Dorman Products, Inc.*	551,146
7,331	Duluth Holdings, Inc., Class B*	114,070
8,523	El Pollo Loco Holdings, Inc.*	154,607
13,808	Ethan Allen Interiors, Inc.	331,668
8,973	Everi Holdings, Inc.*	204,136
11,991	Fiesta Restaurant Group, Inc.*	144,012
4,663	Fisker, Inc.*(a)	65,049
1,865	Flexsteel Industries, Inc.	65,126
28,845	Fossil Group, Inc.*	386,523
4,596	Fox Factory Holding Corp.*	706,267
3,149	Franchise Group, Inc.	109,365
8,143	Full House Resorts, Inc.*	69,867
13,829	Funko, Inc., Class A*	275,750
6,640	Genesco, Inc.*	411,879
7,778	Gentherm, Inc.*	667,508
4,950	G-III Apparel Group Ltd.*	153,104
1,837	Golden Entertainment, Inc.*	87,662
25,040	Goodyear Tire & Rubber Co. (The)*	396,634
22,047	GoPro, Inc., Class A*	219,809
586	Graham Holdings Co., Class B	361,451
4,688	Green Brick Partners, Inc.*	117,153
2,813	Group 1 Automotive, Inc.	465,383
4,705	Groupon, Inc.*	116,543
6,160	Guess?, Inc.	149,010
11,265	Haverty Furniture Cos., Inc.	401,372
2,907	Helen of Troy Ltd.*	695,325
8,127	Hibbett, Inc.	777,673
4,737	Hilton Grand Vacations, Inc.*	206,960
31,941	Houghton Mifflin Harcourt Co.*	430,245
766	Hovnanian Enterprises, Inc., Class A*	83,272
3,053	Installed Building Products, Inc.	379,122
9,595	International Game Technology PLC*	206,197
4,742	iRobot Corp.*	384,671
2,594	Jack in the Box, Inc.	274,860
5,266	JOANN, Inc.(a)	72,197
2,790	Johnson Outdoors, Inc., Class A	320,264
13,267	KB Home	570,879
5,544	Kirkland’s, Inc.*	106,001
7,634	Kontoor Brands, Inc.	411,931
6,548	Lands’ End, Inc.*	221,650
2,689	Latham Group, Inc.*	59,077
16,724	Laureate Education, Inc., Class A*	266,413
10,877	La-Z-Boy, Inc.	380,804
4,992	Lazydays Holdings, Inc.*	122,653
4,654	LCI Industries	659,286
1,361	LGI Homes, Inc.*	218,209

Common Stocks – (continued)
Consumer Discretionary – (continued)
5,606	Lifetime Brands, Inc.	102,870
3,792	Liquidity Services, Inc.*	92,525
3,023	Lovesac Co. (The)*	170,981
7,364	Lumber Liquidators Holdings, Inc.*	153,613
5,336	M/I Homes, Inc.*	343,585
34,871	Macy’s, Inc.*	780,762
3,900	Malibu Boats, Inc., Class A*	279,240
3,558	Marine Products Corp.	50,452
6,029	MarineMax, Inc.*	293,130
10,459	MasterCraft Boat Holdings, Inc.*	260,848
5,061	MDC Holdings, Inc.	264,437
5,084	Meritage Homes Corp.*	567,069
10,169	Modine Manufacturing Co.*	126,502
2,699	Monarch Casino & Resort, Inc.*	171,036
2,221	Monro, Inc.	126,397
4,034	Movado Group, Inc.	145,789
4,532	Murphy USA, Inc.	703,729
1,934	Nathan’s Famous, Inc.	127,702
5,290	National Vision Holdings, Inc.*	317,294
15,806	Nautilus, Inc.*	180,188
6,750	ODP Corp. (The)*	318,398
7,525	ONE Group Hospitality, Inc. (The)*	83,904
5,436	Overstock.com, Inc.*	392,207
4,657	Oxford Industries, Inc.	420,527
6,789	Papa John’s International, Inc.	865,801
8,411	Party City Holdco, Inc.*	57,279
4,305	Patrick Industries, Inc.	351,331
37,558	Perdoceo Education Corp.*	412,387
5,792	PetMed Express, Inc.	159,512
2,196	PLBY Group, Inc.*	54,571
8,297	Purple Innovation, Inc.*	202,447
7,893	Quotient Technology, Inc.*	57,303
2,414	RCI Hospitality Holdings, Inc.	155,969
3,839	Red Robin Gourmet Burgers, Inc.*	93,979
4,124	Red Rock Resorts, Inc., Class A*	193,044
15,490	Rent-A-Center, Inc.	977,109
3,983	Revolve Group, Inc.*	228,863
1,474	Rocky Brands, Inc.	73,228
3,562	Ruth’s Hospitality Group, Inc.*	72,985
17,583	Sally Beauty Holdings, Inc.*	326,868
6,120	Scientific Games Corp.*	442,782
3,430	SeaWorld Entertainment, Inc.*	168,722
1,668	Shake Shack, Inc., Class A*	144,699
12,004	Shoe Carnival, Inc.	459,513
5,376	Shutterstock, Inc.	619,638
5,819	Signet Jewelers Ltd.	460,865
4,962	Skyline Champion Corp.*	311,217
6,724	Sleep Number Corp.*	622,037
13,826	Smith & Wesson Brands, Inc.	333,621
2,869	Sonic Automotive, Inc., Class A	144,999
17,271	Sonos, Inc.*	686,177
13,156	Sportsman’s Warehouse Holdings, Inc.*	233,387
2,186	Stamps.com, Inc.*	718,975
8,597	Standard Motor Products, Inc.	368,725
12,544	Steven Madden Ltd.	507,656
8,847	Stitch Fix, Inc., Class A*	370,778

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
12,746	Stoneridge, Inc.*	$296,982
2,957	Strategic Education, Inc.	231,474
16,243	Stride, Inc.*	556,160
5,166	Sturm Ruger & Co., Inc.	403,930
17,313	Taylor Morrison Home Corp.*	486,322
5,886	Tenneco, Inc., Class A*	91,822
6,448	Texas Roadhouse, Inc.	612,560
2,846	TravelCenters of America, Inc.*	119,447
16,370	Tri Pointe Homes, Inc.*	389,115
19,294	Tupperware Brands Corp.*	460,548
4,759	Unifi, Inc.*	110,599
4,448	Urban Outfitters, Inc.*	146,873
14,676	Vera Bradley, Inc.*	168,187
6,684	Vista Outdoor, Inc.*	273,041
1,771	Visteon Corp.*	187,159
7,425	Vivint Smart Home, Inc.*	90,585
5,938	VOXX International Corp.*	62,171
5,066	Vuzix Corp.*(a)	67,023
6,222	Wingstop, Inc.	1,069,748
1,637	Winmark Corp.	343,164
3,402	Winnebago Industries, Inc.	236,847
9,958	Wolverine World Wide, Inc.	357,094
5,915	Workhorse Group, Inc.*(a)	58,026
16,697	WW International, Inc.*	361,490
3,982	XPEL, Inc.*	302,552
8,628	Zumiez, Inc.*	346,759

		53,673,084

Consumer Staples – 3.4%
18,105	22nd Century Group, Inc.*(a)	64,635
2,696	Andersons, Inc. (The)	81,904
7,900	B&G Foods, Inc.(a)	239,844
6,639	Beauty Health Co. (The)*	170,689
6,964	BellRing Brands, Inc., Class A*	235,174
18,488	BJ’s Wholesale Club Holdings, Inc.*	1,047,530
1,298	Calavo Growers, Inc.	60,902
2,800	Cal-Maine Foods, Inc.	101,248
9,938	Celsius Holdings, Inc.*	812,531
3,755	Central Garden & Pet Co.*	172,918
5,295	Central Garden & Pet Co., Class A*	220,643
2,994	Chefs’ Warehouse, Inc. (The)*	90,509
1,628	Coca-Cola Consolidated, Inc.	661,228
6,352	Edgewell Personal Care Co.	268,690
4,830	elf Beauty, Inc.*	149,488
3,391	Energizer Holdings, Inc.	133,402
6,133	Fresh Del Monte Produce, Inc.	201,653
21,967	Hostess Brands, Inc.*	350,593
7,084	Ingles Markets, Inc., Class A	480,933
2,802	Inter Parfums, Inc.	203,257
1,262	J & J Snack Foods Corp.	206,665
3,226	John B. Sanfilippo & Son, Inc.	274,178
2,506	Lancaster Colony Corp.	444,163
7,403	Landec Corp.*	80,174
2,633	Medifast, Inc.	600,061
1,395	MGP Ingredients, Inc.	91,093
9,675	National Beverage Corp.(a)	450,371

Common Stocks – (continued)
Consumer Staples – (continued)
1,691	Nature’s Sunshine Products, Inc.	28,950
50,609	NewAge, Inc.*	89,072
7,584	Nu Skin Enterprises, Inc., Class A	383,902
15,019	Performance Food Group Co.*	754,254
1,818	PriceSmart, Inc.	153,821
23,784	Primo Water Corp.	422,404
13,327	Rite Aid Corp.*	236,421
2,207	Sanderson Farms, Inc.	433,676
6,264	Simply Good Foods Co. (The)*	223,124
12,889	SpartanNash Co.	277,114
13,968	Sprouts Farmers Market, Inc.*	347,803
6,757	TreeHouse Foods, Inc.*	253,185
3,835	Turning Point Brands, Inc.	190,830
12,281	United Natural Foods, Inc.*	451,941
4,632	Universal Corp.	234,379
3,933	USANA Health Sciences, Inc.*	381,619
5,419	Utz Brands, Inc.	105,237
25,723	Vector Group Ltd.	386,359
5,781	Village Super Market, Inc., Class A	129,437
6,770	Vital Farms, Inc.*	121,725
2,156	WD-40 Co.	516,642
4,115	Weis Markets, Inc.	234,349

		14,250,720

Energy – 2.9%
6,185	Aemetis, Inc.*	68,777
48,575	Alto Ingredients, Inc.*	247,247
1,174	Altus Midstream Co., Class A	76,521
25,413	Antero Resources Corp.*	348,666
1,499	Arch Resources, Inc.*	113,459
30,999	Archrock, Inc.	238,072
14,672	Aspen Aerogels, Inc.*	641,900
3,367	Bonanza Creek Energy, Inc.	130,909
3,614	Bristow Group, Inc.*	114,058
8,419	Cactus, Inc., Class A	315,797
2,492	California Resources Corp.*	85,301
1,517	Callon Petroleum Co.*	51,836
11,885	Centennial Resource Development, Inc., Class A*	60,614
16,918	ChampionX Corp.*	394,697
9,328	Chesapeake Energy Corp.	520,596
21,214	Clean Energy Fuels Corp.*	168,227
11,678	CNX Resources Corp.*	132,662
12,701	Comstock Resources, Inc.*	75,063
7,050	CONSOL Energy, Inc.*	160,952
2,905	Denbury, Inc.*	204,309
59,393	DHT Holdings, Inc.	328,443
7,400	DMC Global, Inc.*	297,258
12,315	Dorian LPG Ltd.	162,804
18,304	Energy Fuels, Inc.*(a)	99,025
25,537	Equitrans Midstream Corp.	222,938
10,778	Frontline Ltd. (Norway)(a)	77,817
10,318	Gevo, Inc.*(a)	64,281
6,205	Golar LNG Ltd. (Cameroon)*	69,806
3,109	Green Plains, Inc.*	109,126
23,795	Helix Energy Solutions Group, Inc.*	89,469

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Energy – (continued)
3,692	Helmerich & Payne, Inc.	$99,389
8,593	International Seaways, Inc.	147,800
23,245	Kosmos Energy Ltd. (Ghana)*	54,858
1,086	Laredo Petroleum, Inc.*	58,677
8,167	Liberty Oilfield Services, Inc., Class A*	83,467
38,372	Magnolia Oil & Gas Corp., Class A	601,673
8,427	Matador Resources Co.	242,276
2,161	Nabors Industries Ltd.*	182,259
6,580	National Energy Services Reunited Corp.*	74,683
22,010	Newpark Resources, Inc.*	57,666
27,948	NexTier Oilfield Solutions, Inc.*	100,613
32,857	Nordic American Tankers Ltd.(a)	77,871
808	Oasis Petroleum, Inc.	69,965
10,806	Oceaneering International, Inc.*	132,914
18,690	Oil States International, Inc.*	109,523
20,643	Ovintiv, Inc.	562,728
9,428	Patterson-UTI Energy, Inc.	73,161
9,665	PDC Energy, Inc.	403,514
34,360	ProPetro Holding Corp.*	265,946
13,572	Range Resources Corp.*	198,423
12,163	Renewable Energy Group, Inc.*	588,932
1,296	REX American Resources Corp.*	109,849
1,600	Riley Exploration Permian, Inc.	32,320
41,139	RPC, Inc.*	157,562
3,744	Scorpio Tankers, Inc. (Monaco)	60,690
15,104	SFL Corp. Ltd. (Norway)	121,285
6,604	SM Energy Co.	126,136
17,206	Solaris Oilfield Infrastructure, Inc., Class A	127,841
31,098	Southwestern Energy Co.*	141,496
21,316	Teekay Corp. (Bermuda)*	64,587
5,657	Teekay Tankers Ltd., Class A (Bermuda)*	64,773
29,668	Tellurian, Inc.*	94,641
20,363	TETRA Technologies, Inc.*	65,976
31,222	Uranium Energy Corp.*(a)	78,367
51,676	Ur-Energy, Inc.*	67,179
9,536	US Silica Holdings, Inc.*	83,726
61,792	W&T Offshore, Inc.*	201,442
2,268	Whiting Petroleum Corp.*	106,483
10,281	World Fuel Services Corp.	332,693

		11,894,014

Financials – 16.5%
2,657	1st Source Corp.	124,879
2,503	Allegiance Bancshares, Inc.	93,037
5,314	Altabancorp	220,637
2,391	A-Mark Precious Metals, Inc.	115,987
14,796	American Equity Investment Life Holding Co.	468,885
3,038	American National Bankshares, Inc.	103,839
1,367	American National Group, Inc.	263,148
9,093	Ameris Bancorp	447,739
5,502	AMERISAFE, Inc.	316,640

Common Stocks – (continued)
Financials – (continued)
9,265	Apollo Commercial Real Estate Finance, Inc. REIT	144,071
14,894	Arbor Realty Trust, Inc. REIT	272,262
10,768	Ares Commercial Real Estate Corp. REIT	169,919
2,644	Argo Group International Holdings Ltd.	139,868
14,369	ARMOUR Residential REIT, Inc. REIT	156,047
5,683	Arrow Financial Corp.	209,419
12,906	Artisan Partners Asset Management, Inc., Class A	670,596
12,041	Associated Banc-Corp.	248,285
6,046	Atlantic Capital Bancshares, Inc.*	146,495
7,751	Atlantic Union Bankshares Corp.	286,787
17,113	Axos Financial, Inc.*	829,638
5,461	B. Riley Financial, Inc.	357,914
4,681	BancFirst Corp.	264,757
5,525	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	94,257
10,348	Bancorp, Inc. (The)*	255,182
11,452	BancorpSouth Bank	335,887
1,741	Bank First Corp.	123,611
2,756	Bank of Marin Bancorp	99,767
14,584	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	485,793
5,315	BankUnited, Inc.	223,389
4,087	Banner Corp.	233,776
862	Bar Harbor Bankshares	23,619
2,925	Berkshire Hills Bancorp, Inc.	74,968
21,265	BGC Partners, Inc., Class A	109,515
10,745	Blackstone Mortgage Trust, Inc., Class A REIT	352,543
5,176	Blue Ridge Bankshares, Inc.	91,874
22,117	Brightsphere Investment Group, Inc.	601,361
8,348	Broadmark Realty Capital, Inc. REIT	87,738
10,925	Brookline Bancorp, Inc.	163,547
3,059	BRP Group, Inc., Class A*	115,171
4,144	Bryn Mawr Bank Corp.	169,075
18,131	Cadence BanCorp	389,998
1,171	Cambridge Bancorp	100,402
6,129	Camden National Corp.	286,040
14,908	Cannae Holdings, Inc.*	475,863
6,024	Capital City Bank Group, Inc.	139,697
11,247	Capitol Federal Financial, Inc.	129,790
21,871	Capstead Mortgage Corp. REIT	150,691
11,952	Cathay General Bancorp	475,451
5,209	Central Pacific Financial Corp.	131,840
1,586	Century Bancorp, Inc., Class A	181,327
25,551	Chimera Investment Corp. REIT	391,441
7,829	CIT Group, Inc.	433,883
2,058	Citizens & Northern Corp.	51,635
4,459	City Holding Co.	347,356
7,518	Civista Bancshares, Inc.	176,823
5,125	CNB Financial Corp.	125,973
17,748	CNO Financial Group, Inc.	434,116
6,303	Cohen & Steers, Inc.	552,836
7,948	Columbia Banking System, Inc.	288,989
4,809	Columbia Financial, Inc.*	86,706

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
5,900	Community Bank System, Inc.	$436,600
3,710	Community Trust Bancorp, Inc.	154,559
4,869	ConnectOne Bancorp, Inc.	139,302
9,147	Cowen, Inc., Class A	329,658
3,298	Crawford & Co., Class A	32,881
6,942	Curo Group Holdings Corp.	113,641
10,349	Customers Bancorp, Inc.*	428,552
12,913	CVB Financial Corp.	262,909
1,281	Diamond Hill Investment Group, Inc.	234,461
5,166	Dime Community Bancshares, Inc.	170,478
2,774	Donegal Group, Inc., Class A	41,776
7,256	Donnelley Financial Solutions, Inc.*	241,988
14,019	Dynex Capital, Inc. REIT	248,977
6,346	Eagle Bancorp, Inc.	366,164
7,444	Eastern Bankshares, Inc.	147,242
1,626	eHealth, Inc.*	62,845
10,179	Ellington Financial, Inc. REIT	188,515
7,765	Employers Holdings, Inc.	319,685
8,586	Encore Capital Group, Inc.*	422,517
12,272	Enova International, Inc.*	404,731
2,295	Enstar Group Ltd.*	529,388
4,306	Enterprise Financial Services Corp.	193,382
15,874	Essent Group Ltd.	747,348
8,477	Farmers National Banc Corp.	132,241
6,408	FB Financial Corp.	263,946
6,057	Federal Agricultural Mortgage Corp., Class C	592,980
17,266	Federated Hermes, Inc.	584,109
6,103	Financial Institutions, Inc.	193,831
20,545	First BanCorp. (Puerto Rico)	261,538
4,284	First Bancorp, Inc. (The)	127,192
3,014	First Bancshares, Inc. (The)	122,127
5,773	First BankCorp	241,081
6,909	First Busey Corp.	163,743
15,691	First Commonwealth Financial Corp.	212,142
721	First Community Bankshares, Inc.	22,524
13,952	First Financial Bancorp	328,012
17,900	First Financial Bankshares, Inc.	852,398
2,951	First Financial Corp.	119,309
7,948	First Foundation, Inc.	190,990
3,576	First Internet Bancorp	106,279
4,453	First Interstate BancSystem, Inc., Class A	196,199
9,641	First Merchants Corp.	396,727
3,329	First Mid Bancshares, Inc.	136,156
9,704	First Midwest Bancorp, Inc.	181,756
6,481	First of Long Island Corp. (The)	137,397
3,906	FirstCash, Inc.	334,705
12,716	Flagstar Bancorp, Inc.	628,933
9,202	Flushing Financial Corp.	211,002
2,496	Focus Financial Partners, Inc., Class A*	129,493
4,882	FS Bancorp, Inc.	166,818
22,380	Fulton Financial Corp.	354,723
60,316	Genworth Financial, Inc., Class A*	226,185
7,225	German American Bancorp, Inc.	269,926
10,486	Glacier Bancorp, Inc.	558,484
1,209	Goosehead Insurance, Inc., Class A	177,457

Common Stocks – (continued)
Financials – (continued)
5,363	Granite Point Mortgage Trust, Inc. REIT	73,795
9,232	Great Ajax Corp. REIT	130,448
4,581	Great Southern Bancorp, Inc.	249,527
2,396	Great Western Bancorp, Inc.	74,180
3,128	Green Dot Corp., Class A*	163,407
9,971	Greenhill & Co., Inc.	146,973
5,953	Hamilton Lane, Inc., Class A	512,375
5,174	Hancock Whitney Corp.	237,797
6,948	Hanmi Financial Corp.	133,957
5,958	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	359,684
10,657	HarborOne Bancorp, Inc.	150,583
1,747	HCI Group, Inc.	195,070
5,888	Heartland Financial USA, Inc.	276,913
13,007	Heritage Commerce Corp.	146,589
4,489	Heritage Financial Corp.	114,245
14,756	Hilltop Holdings, Inc.	493,883
885	Hingham Institution For Savings (The)	287,183
2,694	Home Bancorp, Inc.	100,810
20,634	Home BancShares, Inc.	457,043
6,613	HomeStreet, Inc.	270,141
4,241	HomeTrust Bancshares, Inc.	117,985
16,471	Hope Bancorp, Inc.	227,135
8,019	Horace Mann Educators Corp.	328,779
9,250	Horizon Bancorp, Inc.	165,113
7,272	Houlihan Lokey, Inc.	655,934
389	Howard Bancorp, Inc.*	7,741
9,514	Independent Bank Corp.	199,223
4,031	Independent Bank Corp.	309,178
4,580	Independent Bank Group, Inc.	322,569
7,595	International Bancshares Corp.	318,079
24,412	Investors Bancorp, Inc.	349,336
855	Investors Title Co.	164,040
2,347	James River Group Holdings Ltd.	86,346
8,159	Kearny Financial Corp.	103,538
3,112	Kinsale Capital Group, Inc.	565,917
5,768	KKR Real Estate Finance Trust, Inc. REIT	123,031
8,585	Lakeland Bancorp, Inc.	144,915
6,545	Lakeland Financial Corp.	434,653
4,297	LendingClub Corp.*	133,465
5,802	Live Oak Bancshares, Inc.	355,140
14,516	Macatawa Bank Corp.	119,176
22,938	Maiden Holdings Ltd.*	71,796
11,613	MBIA, Inc.*	129,949
5,113	Mercantile Bank Corp.	159,526
6,786	Meridian Bancorp, Inc.	141,013
8,148	Meta Financial Group, Inc.	400,800
45,613	MFA Financial, Inc. REIT	218,942
3,985	Midland States Bancorp, Inc.	100,821
3,280	MidWestOne Financial Group, Inc.	96,301
8,650	Moelis & Co., Class A	535,868
25,330	Mr Cooper Group, Inc.*	984,830
3,970	National Bank Holdings Corp., Class A	148,875
576	National Western Life Group, Inc., Class A	127,676

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
32,975	Navient Corp.	$765,350
6,230	NBT Bancorp, Inc.	223,408
3,704	Nelnet, Inc., Class A	299,580
44,027	New York Mortgage Trust, Inc. REIT	194,599
286	NI Holdings, Inc.*	5,583
3,202	Nicolet Bankshares, Inc.*	244,665
12,345	NMI Holdings, Inc., Class A*	278,627
3,522	Northrim BanCorp, Inc.	147,818
12,060	Northwest Bancshares, Inc.	157,021
6,042	OceanFirst Financial Corp.	128,453
2,664	Ocwen Financial Corp.*	75,391
9,456	OFG Bancorp (Puerto Rico)	225,147
19,419	Old National Bancorp	323,521
11,446	Old Second Bancorp, Inc.	134,605
5,371	Open Lending Corp., Class A*	198,566
3,354	Oppenheimer Holdings, Inc., Class A	156,263
14,927	Orchid Island Capital, Inc. REIT	74,934
1,977	Origin Bancorp, Inc.	81,354
5,756	Pacific Premier Bancorp, Inc.	230,010
3,045	Park National Corp.	356,996
4,510	PCSB Financial Corp.	82,217
5,367	Peapack-Gladstone Financial Corp.	178,775
12,139	PennyMac Financial Services, Inc.	807,850
14,354	PennyMac Mortgage Investment Trust REIT	278,611
5,754	Peoples Bancorp, Inc.	179,755
2,807	Peoples Financial Services Corp.	129,375
1,803	Piper Sandler Cos.	257,685
4,785	PJT Partners, Inc., Class A	377,919
5,674	PRA Group, Inc.*	238,308
5,702	Preferred Bank	364,301
7,227	Premier Financial Bancorp, Inc.	130,158
5,440	Premier Financial Corp.	165,376
6,583	Primis Financial Corp.	98,679
5,156	ProAssurance Corp.	131,478
6,167	PROG Holdings, Inc.	291,822
9,340	Provident Financial Services, Inc.	206,134
11,471	Pzena Investment Management, Inc., Class A	125,149
3,914	QCR Holdings, Inc.	203,332
29,216	Radian Group, Inc.	690,374
7,521	Ready Capital Corp. REIT	115,147
19,851	Redwood Trust, Inc. REIT	247,542
4,654	Regional Management Corp.	276,587
6,154	Renasant Corp.	216,005
4,216	Republic Bancorp, Inc., Class A	211,348
4,541	RLI Corp.	496,013
5,772	S&T Bancorp, Inc.	172,006
3,477	Safety Insurance Group, Inc.	282,715
6,292	Sandy Spring Bancorp, Inc.	274,142
3,265	Sculptor Capital Management, Inc.	92,400
6,050	Seacoast Banking Corp. of Florida	193,237
9,004	Selective Insurance Group, Inc.	752,464
7,823	Selectquote, Inc.*	74,710
11,617	ServisFirst Bancshares, Inc.	852,920
4,991	Sierra Bancorp	126,871

Common Stocks – (continued)
Financials – (continued)
1,305	Silvergate Capital Corp., Class A*	147,439
10,226	Simmons First National Corp., Class A	297,065
17,398	SiriusPoint Ltd. (Bermuda)*	170,674
1,634	SmartFinancial, Inc.	40,817
4,284	South State Corp.	293,797
4,278	Southern First Bancshares, Inc.*	218,092
4,597	Southern Missouri Bancorp, Inc.	207,417
4,603	Southside Bancshares, Inc.	173,487
7,042	StepStone Group, Inc., Class A	337,101
7,235	Stewart Information Services Corp.	455,443
7,113	Stock Yards Bancorp, Inc.	366,889
4,411	StoneX Group, Inc.*	307,403
938	Summit Financial Group, Inc.	22,456
3,959	Texas Capital Bancshares, Inc.*	269,172
2,590	Tompkins Financial Corp.	206,138
9,627	Towne Bank	293,335
6,373	TPG RE Finance Trust, Inc. REIT	80,300
6,304	TriCo Bancshares	249,323
8,337	TriState Capital Holdings, Inc.*	168,491
4,769	Triumph Bancorp, Inc.*	392,107
1,958	Trupanion, Inc.*	179,314
4,017	TrustCo Bank Corp.	128,906
8,898	Trustmark Corp.	281,355
36,871	Two Harbors Investment Corp. REIT	243,349
5,674	UMB Financial Corp.	519,625
11,207	United Bankshares, Inc.	407,150
12,571	United Community Banks, Inc.	379,267
8,946	Universal Insurance Holdings, Inc.	127,391
4,772	Univest Financial Corp.	129,226
48,565	Valley National Bancorp	633,288
7,027	Veritex Holdings, Inc.	252,480
1,715	Virtus Investment Partners, Inc.	536,281
8,316	Walker & Dunlop, Inc.	923,492
10,306	Washington Federal, Inc.	343,190
4,722	Washington Trust Bancorp, Inc.	251,494
11,632	Waterstone Financial, Inc.	235,897
8,081	WesBanco, Inc.	274,754
9,015	West BanCorp, Inc.	275,769
3,629	Westamerica BanCorp	205,909
1,666	World Acceptance Corp.*	316,323
4,996	WSFS Financial Corp.	226,868

		67,994,644

Health Care – 16.4%
4,400	1Life Healthcare, Inc.*	107,844
18,786	ACADIA Pharmaceuticals, Inc.*	328,943
1,524	Accolade, Inc.*	72,207
22,226	Accuray, Inc.*	90,460
4,559	Aclaris Therapeutics, Inc.*	73,901
7,144	AdaptHealth Corp.*	171,742
2,521	Addus HomeCare Corp.*	226,688
12,143	Affimed NV (Germany)*	85,487
1,998	Agios Pharmaceuticals, Inc.*	89,271
102,520	Akebia Therapeutics, Inc.*	301,409
6,851	Aldeyra Therapeutics, Inc.*	65,016
33,980	Alkermes PLC*	1,062,215

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
1,351	Allakos, Inc.*	$120,455
26,390	Allscripts Healthcare Solutions, Inc.*	405,350
22,879	Alphatec Holdings, Inc.*	331,288
6,157	American Well Corp., Class A*	65,941
9,268	AMN Healthcare Services, Inc.*	1,052,103
63,893	Amneal Pharmaceuticals, Inc.*	360,357
16,613	Amphastar Pharmaceuticals, Inc.*	326,612
44,371	Ampio Pharmaceuticals, Inc.*	72,768
5,711	Anavex Life Sciences Corp.*	111,307
10,883	AngioDynamics, Inc.*	307,989
6,639	ANI Pharmaceuticals, Inc.*	201,361
5,991	Anika Therapeutics, Inc.*	258,392
81,148	Antares Pharma, Inc.*	319,723
2,591	Apellis Pharmaceuticals, Inc.*	170,617
2,297	Apollo Medical Holdings, Inc.*	174,365
3,026	Apyx Medical Corp.*	35,737
7,701	Arcus Biosciences, Inc.*	224,638
3,282	Arena Pharmaceuticals, Inc.*	173,683
9,257	Arrowhead Pharmaceuticals, Inc.*	621,330
26,507	Asensus Surgical, Inc.*	58,315
12,695	Atea Pharmaceuticals, Inc.*	377,295
5,010	AtriCure, Inc.*	368,836
168	Atrion Corp.	116,602
2,536	Avanos Medical, Inc.*	83,688
9,407	Avid Bioservices, Inc.*	228,026
2,214	Axonics, Inc.*	166,006
1,943	Beam Therapeutics, Inc.*	215,518
13,605	BioCryst Pharmaceuticals, Inc.*	216,592
62,512	BioDelivery Sciences International, Inc.*	241,296
2,523	Biohaven Pharmaceutical Holding Co. Ltd.*	331,119
2,817	BioLife Solutions, Inc.*	164,400
16,965	Bionano Genomics, Inc.*(a)	98,906
6,660	Blueprint Medicines Corp.*	621,178
6,222	Bridgebio Pharma, Inc.*	311,784
40,914	Brookdale Senior Living, Inc.*	298,672
7,319	Cara Therapeutics, Inc.*	115,494
11,198	Cardiovascular Systems, Inc.*	400,776
2,877	CareDx, Inc.*	210,827
1,604	Cassava Sciences, Inc.*(a)	91,187
2,081	Castle Biosciences, Inc.*	159,675
81,114	Castlight Health, Inc., Class B*	146,816
65,953	Catalyst Pharmaceuticals, Inc.*	363,401
3,024	Celcuity, Inc. *(a)	66,528
2,890	Celldex Therapeutics, Inc.*	152,159
17,287	Cerus Corp.*	111,501
21,064	ChromaDex Corp.*	179,676
19,298	Citius Pharmaceuticals, Inc.*(a)	43,421
4,342	ClearPoint Neuro, Inc.*	81,934
20,914	Coherus Biosciences, Inc.*	334,206
23,907	Collegium Pharmaceutical, Inc.*	490,811
18,681	Community Health Systems, Inc.*	229,963
9,575	Computer Programs and Systems, Inc.*	340,583
3,471	CONMED Corp.	455,881
45,954	Corcept Therapeutics, Inc.*	977,901
2,530	CorVel Corp.*	416,969

Common Stocks – (continued)
Health Care – (continued)
9,621	Covetrus, Inc.*	217,338
24,383	Cross Country Healthcare, Inc.*	530,330
3,898	CryoLife, Inc.*	102,284
2,015	CryoPort, Inc.*	128,094
10,729	Curis, Inc.*	94,952
11,949	Cutera, Inc.*	594,343
4,552	Cytokinetics, Inc.*	150,079
27,930	CytomX Therapeutics, Inc.*	143,002
17,705	CytoSorbents Corp.*	169,437
3,950	DarioHealth Corp.*	53,286
7,607	Denali Therapeutics, Inc.*	404,692
2,351	DermTech, Inc.*	87,457
4,467	Dicerna Pharmaceuticals, Inc.*	91,931
87,357	Durect Corp.*	121,426
7,430	Eagle Pharmaceuticals, Inc.*	396,539
14,204	Emergent BioSolutions, Inc.*	895,988
3,177	Enanta Pharmaceuticals, Inc.*	181,724
80,169	Endo International PLC*	183,587
6,851	Ensign Group, Inc. (The)	559,521
8,220	Evolent Health, Inc., Class A*	201,883
4,548	Fate Therapeutics, Inc.*	333,141
5,423	FibroGen, Inc.*	63,070
19,647	Flexion Therapeutics, Inc.*	117,489
38,115	Fluidigm Corp.*	274,809
2,113	Forte Biosciences, Inc.*	62,164
7,222	Fulgent Genetics, Inc.*(a)	658,935
2,518	Glaukos Corp.*	150,148
1,934	Haemonetics Corp.*	121,359
12,935	Halozyme Therapeutics, Inc.*	543,141
8,290	Hanger, Inc.*	197,965
6,150	Harmony Biosciences Holdings, Inc.*	208,424
26,152	Harvard Bioscience, Inc.*	216,016
3,217	Health Catalyst, Inc.*	175,680
5,685	HealthEquity, Inc.*	364,806
6,605	HealthStream, Inc.*	200,726
1,234	Heska Corp.*	327,380
14,391	iCAD, Inc.*	173,555
3,817	Ideaya Biosciences, Inc.*	89,700
4,723	Inari Medical, Inc.*	386,625
24,520	Infinity Pharmaceuticals, Inc.*	86,801
10,401	InfuSystem Holdings, Inc.*	148,214
11,194	Innovage Holding Corp.*	168,246
42,976	Innoviva, Inc.*	655,814
2,912	Inogen, Inc.*	172,361
8,793	Inotiv, Inc.*	228,882
5,550	Inovalon Holdings, Inc., Class A*	226,718
3,006	Inspire Medical Systems, Inc.*	672,021
4,737	Integer Holdings Corp.*	467,968
3,655	Intellia Therapeutics, Inc.*	586,737
22,613	Intersect ENT, Inc.*	615,300
12,141	Invacare Corp.*	102,713
5,927	Invitae Corp.*	175,617
4,548	iRhythm Technologies, Inc.*	217,394
56,539	Ironwood Pharmaceuticals, Inc.*	740,661
9,297	Joint Corp. (The)*	949,874
855	Karuna Therapeutics, Inc.*	101,660

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
33,149	Karyopharm Therapeutics, Inc.*	$192,264
5,803	KemPharm, Inc.*	53,968
1,835	Kodiak Sciences, Inc.*	172,820
4,201	Kura Oncology, Inc.*	77,550
1,715	Kymera Therapeutics, Inc.*	106,570
9,665	Lantheus Holdings, Inc.*	254,866
7,535	LeMaitre Vascular, Inc.	426,632
4,677	LHC Group, Inc.*	873,477
1,770	Ligand Pharmaceuticals, Inc.*	234,171
30,464	Lineage Cell Therapeutics, Inc.*	76,769
4,316	LivaNova PLC*	356,890
950	Madrigal Pharmaceuticals, Inc.*	78,613
5,072	Magellan Health, Inc.*	479,913
21,157	MannKind Corp.*(a)	101,554
10,593	MEDNAX, Inc.*	340,141
5,147	Medpace Holdings, Inc.*	938,555
43,871	MEI Pharma, Inc.*	122,839
17,844	Meridian Bioscience, Inc.*	361,163
5,537	Merit Medical Systems, Inc.*	397,390
623	Mesa Laboratories, Inc.	166,291
46,908	MiMedx Group, Inc.*(a)	692,362
22,683	Mind Medicine MindMed, Inc. (Canada)*	65,554
719	Misonix, Inc.*	18,263
2,792	ModivCare, Inc.*	550,750
27,538	Myriad Genetics, Inc.*	985,310
4,055	NanoString Technologies, Inc.*	236,001
3,704	National HealthCare Corp.	273,540
5,805	National Research Corp.	313,470
11,486	Natus Medical, Inc.*	304,609
9,535	Neogen Corp.*	417,442
14,640	NeoGenomics, Inc.*	711,797
4,847	Neuronetics, Inc.*	32,572
3,873	Nevro Corp.*	472,506
25,841	NextGen Healthcare, Inc.*	394,334
8,399	NuVasive, Inc.*	521,914
11,035	Ocugen, Inc.*	83,756
5,788	Omnicell, Inc.*	898,703
5,412	Ontrak, Inc.*(a)	65,593
76,435	OPKO Health, Inc.*	295,039
3,479	OptimizeRx Corp.*	230,240
12,449	Option Care Health, Inc.*	333,011
6,057	Oramed Pharmaceuticals, Inc. (Israel)*	119,202
25,902	Organogenesis Holdings, Inc.*	441,888
5,736	Ortho Clinical Diagnostics Holdings PLC*	117,244
11,328	Orthofix Medical, Inc.*	480,307
2,393	Outset Medical, Inc.*	117,951
23,365	Owens & Minor, Inc.	871,047
14,849	Pacific Biosciences of California, Inc.*	464,922
11,156	Pacira BioSciences, Inc.*	661,439
14,860	Patterson Cos., Inc.	455,310
19,315	PAVmed, Inc.*	141,000
2,492	Pennant Group, Inc. (The)*	76,180
4,071	Personalis, Inc.*	86,224
2,292	PetIQ, Inc.*	59,477
13,885	Phibro Animal Health Corp., Class A	337,267

Common Stocks – (continued)
Health Care – (continued)
2,751	Phreesia, Inc.*	196,834
2,058	Portage Biotech, Inc. (Canada)*	41,798
12,665	Prestige Consumer Healthcare, Inc.*	726,844
3,276	Progyny, Inc.*	183,030
2,743	Protagonist Therapeutics, Inc.*	133,036
1,653	Prothena Corp. PLC (Ireland)*	110,949
5,292	PTC Therapeutics, Inc.*	230,996
21,698	Puma Biotechnology, Inc.*	164,254
1,687	Quanterix Corp.*	86,121
10,011	R1 RCM, Inc.*	197,417
31,800	Radius Health, Inc.*	440,748
13,330	RadNet, Inc.*	418,695
9,547	Retractable Technologies, Inc.*(a)	122,965
2,700	Revance Therapeutics, Inc.*	72,306
2,462	REVOLUTION Medicines, Inc.*	71,620
3,265	Rubius Therapeutics, Inc.*	70,916
18,654	Sangamo Therapeutics, Inc.*	184,861
8,984	SeaSpine Holdings Corp.*	150,752
15,601	Select Medical Holdings Corp.	539,327
16,940	Selecta Biosciences, Inc.*	73,520
25,277	Senseonics Holdings, Inc.*(a)	101,361
19,581	Sesen Bio, Inc.*	18,561
7,552	Sharps Compliance Corp.*	67,892
1,721	Shockwave Medical, Inc.*	368,655
3,109	SI-BONE, Inc.*	75,891
3,811	Silk Road Medical, Inc.*	225,916
3,629	Soliton, Inc.*	76,318
12,094	Sorrento Therapeutics, Inc.*(a)	108,846
1,792	SpringWorks Therapeutics, Inc.*	134,579
8,474	STAAR Surgical Co.*	1,308,979
24,330	Stereotaxis, Inc.*	171,770
23,685	Supernus Pharmaceuticals, Inc.*	652,048
22,594	Surface Oncology, Inc.*	143,020
6,363	Surgery Partners, Inc.*	313,060
4,676	Surmodics, Inc.*	280,887
5,631	Sutro Biopharma, Inc.*	122,305
7,960	Tactile Systems Technology, Inc.*	354,061
12,660	Tenet Healthcare Corp.*	953,931
4,957	TG Therapeutics, Inc.*	134,186
81,397	TherapeuticsMD, Inc.*	64,711
29,897	Tivity Health, Inc.*	695,105
16,379	Translate Bio, Inc.*	612,575
13,277	Travere Therapeutics, Inc.*	289,837
9,933	Triple-S Management Corp. (Puerto Rico)*	352,622
1,890	Turning Point Therapeutics, Inc.*	145,568
1,725	Twist Bioscience Corp.*	195,287
1,861	US Physical Therapy, Inc.	218,481
475	Utah Medical Products, Inc.	42,085
37,222	Vanda Pharmaceuticals, Inc.*	623,096
4,994	Vapotherm, Inc.*	138,084
7,122	Varex Imaging Corp.*	207,749
19,798	Vaxart, Inc.*(a)	177,192
8,576	Veracyte, Inc.*	412,591
18,519	Vericel Corp.*	1,003,174
14,228	ViewRay, Inc.*	85,937

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
29,477	VistaGen Therapeutics, Inc.*	$89,610
4,796	Vocera Communications, Inc.*	232,558
5,551	Xencor, Inc.*	188,012
781	XOMA Corp.*	24,305
11,922	Zynex, Inc.*(a)	159,874

		67,493,516

Industrials – 15.8%
8,389	AAON, Inc.	571,375
3,273	AAR Corp.*	110,791
8,729	ABM Industries, Inc.	432,260
19,543	ACCO Brands Corp.	183,118
3,021	Aerojet Rocketdyne Holdings, Inc.	125,432
1,708	AeroVironment, Inc.*	174,831
16,235	AgEagle Aerial Systems, Inc.*	57,472
4,210	Air Transport Services Group, Inc.*	115,312
2,199	Alamo Group, Inc.	340,867
3,005	Albany International Corp., Class A	235,382
994	Allegiant Travel Co.*	191,285
7,525	Allied Motion Technologies, Inc.	260,064
8,354	Altra Industrial Motion Corp.	489,210
3,331	Ameresco, Inc., Class A*	230,339
2,344	American Woodmark Corp.*	165,158
18,277	API Group Corp.*(b)	423,844
7,257	Apogee Enterprises, Inc.	311,906
9,483	Applied Industrial Technologies, Inc.	842,185
7,669	ArcBest Corp.	511,752
6,886	Arcosa, Inc.	349,946
2,336	Argan, Inc.	108,157
7,873	Array Technologies, Inc.*	150,138
8,571	ASGN, Inc.*	961,580
5,044	Astec Industries, Inc.	308,390
2,011	Astronics Corp.*	26,867
10,522	Atkore, Inc.*	976,126
4,573	Atlas Air Worldwide Holdings, Inc.*	334,606
9,146	Atlas Technical Consultants, Inc.*	92,557
3,901	Avis Budget Group, Inc.*	354,016
3,574	AZZ, Inc.	191,388
15,745	Babcock & Wilcox Enterprises, Inc.*	114,938
5,121	Barnes Group, Inc.	244,118
1,822	Barrett Business Services, Inc.	141,205
8,547	Beacon Roofing Supply, Inc.*	440,000
2,104	Blink Charging Co.*(a)	68,233
6,961	Bloom Energy Corp., Class A*	149,105
8,964	Blue Bird Corp.*	194,071
6,094	BlueLinx Holdings, Inc.*	350,771
13,013	Boise Cascade Co.	752,802
9,923	Brady Corp., Class A	529,194
6,494	BrightView Holdings, Inc.*	99,553
3,565	Brink’s Co. (The)	278,640
3,271	Byrna Technologies, Inc.*	95,775
8,823	Caesarstone Ltd.	114,699
2,804	CAI International, Inc.	156,940
3,745	Casella Waste Systems, Inc., Class A*	277,093
10,056	CBIZ, Inc.*	343,010
4,009	Chart Industries, Inc.*	755,215

Common Stocks – (continued)
Industrials – (continued)
4,817	Cimpress PLC (Ireland)*	457,519
5,832	Columbus McKinnon Corp.	268,564
9,519	Comfort Systems USA, Inc.	723,254
7,385	Commercial Vehicle Group, Inc.*	77,616
24,248	CoreCivic, Inc.*	235,691
20,685	Cornerstone Building Brands, Inc.*	343,785
13,356	Costamare, Inc. (Monaco)	192,059
7,994	Covanta Holding Corp.	160,280
3,223	CRA International, Inc.	299,707
3,048	CSW Industrials, Inc.	404,744
11,623	Deluxe Corp.	445,742
2,355	Douglas Dynamics, Inc.	93,588
1,811	Ducommun, Inc.*	95,440
10,926	DXP Enterprises, Inc.*	327,561
2,833	Dycom Industries, Inc.*	213,410
1,549	Eagle Bulk Shipping, Inc.*	76,505
17,899	Echo Global Logistics, Inc.*	588,519
8,785	EMCOR Group, Inc.	1,067,377
2,717	Encore Wire Corp.	230,972
15,911	Energy Recovery, Inc.*	325,062
5,680	Enerpac Tool Group Corp.	142,909
5,393	EnerSys	456,194
5,165	Ennis, Inc.	100,253
3,116	EnPro Industries, Inc.	266,449
2,437	ESCO Technologies, Inc.	219,622
10,149	Evoqua Water Technologies Corp.*	394,999
2,166	Exponent, Inc.	253,205
6,140	Federal Signal Corp.	249,468
4,296	Forrester Research, Inc.*	204,275
7,316	Forward Air Corp.	645,052
8,469	Franklin Covey Co.*	368,147
8,286	Franklin Electric Co., Inc.	704,144
4,274	Frontier Group Holdings, Inc.*	65,520
20,922	FuelCell Energy, Inc.*(a)	130,553
2,138	GATX Corp.	196,012
4,323	Genco Shipping & Trading Ltd.	84,255
4,784	Gibraltar Industries, Inc.*	357,173
8,652	Global Industrial Co.	333,015
17,815	GMS, Inc.*	880,239
2,761	Gorman-Rupp Co. (The)	96,828
32,490	GrafTech International Ltd.	359,664
3,370	Granite Construction, Inc.	136,620
11,769	Great Lakes Dredge & Dock Corp.*	177,830
4,043	Greenbrier Cos., Inc. (The)	178,296
6,310	Griffon Corp.	152,702
8,108	H&E Equipment Services, Inc.	276,077
8,417	Healthcare Services Group, Inc.	220,189
5,222	Heartland Express, Inc.	87,625
2,830	Heidrick & Struggles International, Inc.	122,313
2,387	Helios Technologies, Inc.	194,827
2,518	Herc Holdings, Inc.*	330,991
4,797	Heritage-Crystal Clean, Inc.*	141,703
17,188	Herman Miller, Inc.	722,412
9,966	Hillenbrand, Inc.	462,622
12,053	HNI Corp.	456,688
8,481	Hub Group, Inc., Class A*	595,366

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
4,181	Huron Consulting Group, Inc.*	$206,416
3,763	HyreCar, Inc.*	42,296
1,821	Hyster-Yale Materials Handling, Inc.	106,729
4,544	ICF International, Inc.	425,591
5,823	IES Holdings, Inc.*	284,745
6,307	Insperity, Inc.	695,914
2,884	Insteel Industries, Inc.	106,708
16,356	Interface, Inc.	235,199
6,718	JELD-WEN Holding, Inc.*	185,014
4,253	John Bean Technologies Corp.	620,470
3,082	Kadant, Inc.	644,508
1,669	Kaman Corp.	65,224
8,280	KAR Auction Services, Inc.*	140,015
20,706	KBR, Inc.	806,292
11,727	Kelly Services, Inc., Class A	227,973
7,299	Kennametal, Inc.	271,377
13,951	Kforce, Inc.	815,017
22,545	Kimball International, Inc., Class B	281,136
7,355	Korn Ferry	519,925
7,216	Kratos Defense & Security Solutions, Inc.*	178,379
3,165	Lawson Products, Inc.*	166,954
1,436	Lindsay Corp.	236,581
5,675	Lydall, Inc.*	351,736
4,368	Macquarie Infrastructure Corp.	174,065
3,535	Manitowoc Co., Inc. (The)*	85,724
3,880	ManTech International Corp., Class A	307,180
5,433	Marten Transport Ltd.	84,700
3,432	Masonite International Corp.*	410,742
11,945	Matrix Service Co.*	134,740
4,767	Matson, Inc.	377,403
4,970	Matthews International Corp., Class A	184,039
6,490	Maxar Technologies, Inc.	206,317
1,800	McGrath RentCorp	125,604
8,444	Meritor, Inc.*	200,292
14,850	Mesa Air Group, Inc.*	118,503
2,077	Miller Industries, Inc.	77,306
10,141	Mistras Group, Inc.*	107,596
3,191	Moog, Inc., Class A	253,493
19,774	MRC Global, Inc.*	162,147
7,726	Mueller Industries, Inc.	344,657
11,955	Mueller Water Products, Inc., Class A	198,692
3,971	MYR Group, Inc.*	413,024
817	National Presto Industries, Inc.	68,252
3,869	Northwest Pipe Co.*	100,284
46,341	NOW, Inc.*	355,899
4,882	NV5 Global, Inc.*	515,783
2,081	Omega Flex, Inc.	316,312
1,294	PAM Transportation Services, Inc.*	45,251
2,899	Park-Ohio Holdings Corp.	74,736
6,414	Parsons Corp.*	227,248
14,722	PGT Innovations, Inc.*	312,548
18,495	Pitney Bowes, Inc.	138,158
3,812	Powell Industries, Inc.	96,444
2,003	Preformed Line Products Co.	140,450
7,166	Primoris Services Corp.	184,166
3,418	Proto Labs, Inc.*	253,479

Common Stocks – (continued)
Industrials – (continued)
10,663	Quanex Building Products Corp.	251,220
26,658	Radiant Logistics, Inc.*	182,607
7,998	Raven Industries, Inc.*	466,683
1,652	RBC Bearings, Inc.*	382,471
12,248	Resideo Technologies, Inc.*	394,875
20,692	Resources Connection, Inc.	326,934
8,180	REV Group, Inc.	133,007
11,384	Rexnord Corp.	691,692
12,430	RR Donnelley & Sons Co.*	61,031
8,937	Rush Enterprises, Inc., Class A	394,122
4,459	Rush Enterprises, Inc., Class B	189,017
21,047	Safe Bulkers, Inc. (Greece)*	85,030
2,585	Saia, Inc.*	620,736
9,552	Shyft Group, Inc. (The)	420,383
7,937	Simpson Manufacturing Co., Inc.	898,072
4,941	SkyWest, Inc.*	230,498
5,247	SP Plus Corp.*	169,950
3,601	Spirit Airlines, Inc.*	88,332
5,722	SPX Corp.*	357,511
6,861	SPX FLOW, Inc.	552,516
1,681	Standex International Corp.	166,822
23,231	Steelcase, Inc., Class A	327,325
4,920	Stem, Inc.*	122,951
5,681	Sterling Construction Co., Inc.*	131,004
2,021	Sun Country Airlines Holdings, Inc.*	65,460
17,897	Team, Inc.*	80,179
5,504	Tennant Co.	407,186
7,778	Terex Corp.	397,067
5,796	Tetra Tech, Inc.	833,697
6,664	Textainer Group Holdings Ltd. (China)*	221,378
9,618	Titan International, Inc.*	79,926
8,664	Titan Machinery, Inc.*	248,830
2,340	TPI Composites, Inc.*	84,965
4,805	Transcat, Inc.*	325,587
6,799	TriMas Corp.*	218,316
4,436	TriNet Group, Inc.*	408,467
3,018	Trinity Industries, Inc.	87,613
7,083	Triton International Ltd. (Bermuda)	387,582
17,841	TrueBlue, Inc.*	487,595
12,005	Tutor Perini Corp.*	173,112
10,676	UFP Industries, Inc.	801,554
2,002	UniFirst Corp.	458,598
12,515	Upwork, Inc.*	559,546
2,182	US Ecology, Inc.*	78,225
4,819	Vectrus, Inc.*	242,444
8,710	Veritiv Corp.*	781,026
5,628	Vicor Corp.*	694,326
11,236	Wabash National Corp.	174,607
5,393	Watts Water Technologies, Inc., Class A	925,277
4,999	Welbilt, Inc.*	116,977
6,514	Werner Enterprises, Inc.	307,200
5,199	WESCO International, Inc.*	608,387
5,796	Willdan Group, Inc.*	219,147
15,620	WillScot Mobile Mini Holdings Corp.*	462,352
12,564	Yellow Corp.*	76,515

		65,190,711

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – 15.0%
15,022	3D Systems Corp.*	$457,270
17,423	8x8, Inc.*	420,765
37,116	A10 Networks, Inc.*	515,541
13,538	ACI Worldwide, Inc.*	436,330
12,548	ADTRAN, Inc.	259,242
4,872	Advanced Energy Industries, Inc.	439,357
7,593	Agilysys, Inc.*	431,510
7,017	Alarm.com Holdings, Inc.*	591,744
5,840	Alpha & Omega Semiconductor Ltd.*	169,652
6,929	Altair Engineering, Inc., Class A*	512,677
3,763	Ambarella, Inc.*	389,734
8,462	American Software, Inc., Class A	214,681
27,609	Amkor Technology, Inc.	758,419
3,638	Appfolio, Inc., Class A*	429,648
6,054	Appian Corp.*	648,989
2,306	Asana, Inc., Class A*	174,218
19,687	Avaya Holdings Corp.*	397,087
2,262	Aviat Networks, Inc.*	80,165
18,250	Avid Technology, Inc.*	471,033
8,156	Axcelis Technologies, Inc.*	405,435
7,883	AXT, Inc.*	73,391
5,623	Badger Meter, Inc.	602,167
4,235	Belden, Inc.	242,454
7,778	Benchmark Electronics, Inc.	210,239
14,422	Benefitfocus, Inc.*	174,074
5,335	BigCommerce Holdings, Inc.Series 1*	317,646
4,531	Blackbaud, Inc.*	315,765
3,349	Blackline, Inc.*	365,376
1,069	BM Technologies, Inc.*(c)	10,412
5,261	Bottomline Technologies DE, Inc.*	222,382
22,316	Box, Inc., Class A*	575,307
21,693	Brightcove, Inc.*	246,433
16,763	Calix, Inc.*	781,156
6,007	Cambium Networks Corp.*	225,082
11,789	Casa Systems, Inc.*	82,995
3,351	Cass Information Systems, Inc.	151,063
3,564	Cerence, Inc.*	386,480
3,983	CEVA, Inc.*	192,180
18,620	ChannelAdvisor Corp.*	477,044
4,756	Cleanspark, Inc.*(a)	65,633
7,741	Clearfield, Inc.*	350,745
18,838	Cloudera, Inc.*	300,089
2,653	CMC Materials, Inc.	351,841
8,021	Cohu, Inc.*	286,189
8,542	CommVault Systems, Inc.*	691,646
3,762	Comtech Telecommunications Corp.	96,006
40,771	Conduent, Inc.*	297,628
6,994	Cornerstone OnDemand, Inc.*	400,756
4,765	Corsair Gaming, Inc.*(a)	137,947
8,480	CSG Systems International, Inc.	408,821
4,642	CTS Corp.	162,841
24,093	Daktronics, Inc.*	146,726
12,713	Diebold Nixdorf, Inc.*	138,317
10,391	Digi International, Inc.*	228,394
14,407	Digital Turbine, Inc.*	842,089
9,410	Diodes, Inc.*	911,170

Common Stocks – (continued)
Information Technology – (continued)
6,225	Domo, Inc., Class B*	557,138
5,868	DSP Group, Inc.*	128,509
7,271	Ebix, Inc.	209,259
4,550	EchoStar Corp., Class A*	122,850
13,381	eGain Corp.*	157,628
8,076	EMCORE Corp.*	60,409
4,269	Envestnet, Inc.*	340,965
2,970	ePlus, Inc.*	321,413
9,394	EVERTEC, Inc. (Puerto Rico)	434,473
4,724	ExlService Holdings, Inc.*	581,713
52,192	Extreme Networks, Inc.*	565,239
5,141	Fabrinet (Thailand)*	529,626
3,905	FARO Technologies, Inc.*	269,211
13,597	FormFactor, Inc.*	528,651
6,498	GreenBox POS*(a)	63,356
15,350	Hackett Group, Inc. (The)	300,860
17,665	Harmonic, Inc.*	163,225
2,940	I3 Verticals, Inc., Class A*	84,995
6,894	Ichor Holdings Ltd.*	305,473
9,886	Identiv, Inc.*	175,575
8,362	II-VI, Inc.*	526,639
8,118	Impinj, Inc.*	473,198
13,095	Infinera Corp.*	110,915
17,048	Inseego Corp.*(a)	143,203
5,872	Insight Enterprises, Inc.*	604,170
3,381	Intelligent Systems Corp.*	130,473
3,143	InterDigital, Inc.	226,642
18,021	Iteris, Inc.*	102,720
3,383	Itron, Inc.*	284,206
6,620	J2 Global, Inc.*	911,574
9,102	Kimball Electronics, Inc.*	219,995
10,132	Knowles Corp.*	202,640
9,653	Kopin Corp.*	56,760
7,886	Kulicke & Soffa Industries, Inc. (Singapore)	553,518
10,298	KVH Industries, Inc.*	108,850
23,973	Lattice Semiconductor Corp.*	1,489,203
35,360	Limelight Networks, Inc.*	95,472
8,238	LivePerson, Inc.*	528,056
3,835	LiveRamp Holdings, Inc.*	187,915
20,687	Luna Innovations, Inc.*	222,799
3,915	MACOM Technology Solutions Holdings, Inc.*	237,680
5,228	Marathon Digital Holdings, Inc.*	212,205
10,653	Maximus, Inc.	927,770
7,545	MaxLinear, Inc.*	394,075
4,114	Meta Materials, Inc.*	19,130
5,936	Methode Electronics, Inc.	276,440
790	MicroStrategy, Inc., Class A*(a)	548,497
7,936	MicroVision, Inc.*(a)	116,897
6,858	Mimecast Ltd.*	478,757
20,600	Mitek Systems, Inc.*	460,822
7,870	Model N, Inc.*	266,872
12,953	Momentive Global, Inc.*	254,008
19,058	MoneyGram International, Inc.*	171,331
8,331	Napco Security Technologies, Inc.*	325,992

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
33,703	NeoPhotonics Corp.*	$314,786
5,406	NETGEAR, Inc.*	193,156
12,612	NetScout Systems, Inc.*	345,821
4,602	Novanta, Inc.*	705,118
10,331	OneSpan, Inc.*	199,078
8,887	Onto Innovation, Inc.*	658,793
2,713	OSI Systems, Inc.*	268,424
1,867	PagerDuty, Inc.*	79,908
2,945	PAR Technology Corp.*	200,054
7,525	PC Connection, Inc.	364,285
9,363	Perficient, Inc.*	1,116,257
18,871	Photronics, Inc.*	284,386
3,645	Ping Identity Holding Corp.*	94,588
5,799	Plantronics, Inc.*	172,694
4,387	Plexus Corp.*	402,858
7,654	Power Integrations, Inc.	831,531
8,807	Progress Software Corp.	410,054
3,907	PROS Holdings, Inc.*	168,939
3,408	Q2 Holdings, Inc.*	300,211
3,953	QAD, Inc., Class A	343,951
4,847	Qualys, Inc.*	568,941
31,440	Quantum Corp.*	196,186
7,808	Rackspace Technology, Inc.*	109,078
17,028	Rambus, Inc.*	405,266
5,745	Rapid7, Inc.*	698,132
7,654	Rekor Systems, Inc.*	83,582
4,515	Repay Holdings Corp.*	103,890
31,185	Ribbon Communications, Inc.*	203,638
4,473	Riot Blockchain, Inc.*	166,932
1,208	Rogers Corp.*	256,591
5,534	Sailpoint Technologies Holdings, Inc.*	259,323
10,293	Sanmina Corp.*	406,368
6,469	Sapiens International Corp. NV (Israel)	184,625
6,244	ScanSource, Inc.*	222,162
6,205	SecureWorks Corp., Class A*	126,954
8,168	Semtech Corp.*	571,107
3,697	ShotSpotter, Inc.*	147,252
4,755	Silicon Laboratories, Inc.*	749,483
1,394	SiTime Corp.*	296,699
9,646	SMART Global Holdings, Inc.*	467,445
22,932	Smith Micro Software, Inc.*	114,431
2,915	Sprout Social, Inc., Class A*	354,464
5,654	SPS Commerce, Inc.*	766,287
4,239	SunPower Corp.*	91,350
5,846	Super Micro Computer, Inc.*	213,613
7,497	Synaptics, Inc.*	1,422,781
7,769	Tenable Holdings, Inc.*	344,711
5,526	TTEC Holdings, Inc.	582,772
18,487	TTM Technologies, Inc.*	258,818
1,338	Tucows, Inc., Class A*	99,159
8,796	Turtle Beach Corp.*	249,894
11,338	Ultra Clean Holdings, Inc.*	524,269
5,207	Unisys Corp.*	126,061
2,079	Upland Software, Inc.*	81,039
13,843	Varonis Systems, Inc.*	955,305
7,400	Veeco Instruments, Inc.*	168,646

Common Stocks – (continued)
Information Technology – (continued)
9,183	Verint Systems, Inc.*	409,929
10,533	Verra Mobility Corp.*	163,367
27,260	Viavi Solutions, Inc.*	444,065
17,773	Vishay Intertechnology, Inc.	390,473
5,611	Vishay Precision Group, Inc.*	209,683
58,324	Vonage Holdings Corp.*	822,368
5,461	Workiva, Inc.*	766,014
21,818	Xperi Holding Corp.	466,251
15,730	Yext, Inc.*	212,670
17,114	Zix Corp.*	132,462
14,179	Zuora, Inc., Class A*	240,759

		61,732,160

Materials – 3.7%
5,499	AdvanSix, Inc.*	200,713
12,585	Allegheny Technologies, Inc.*	224,768
10,435	American Vanguard Corp.	159,968
42,586	Amyris, Inc.*	640,919
6,234	Arconic Corp.*	215,011
12,037	Avient Corp.	627,007
3,077	Balchem Corp.	432,072
6,306	Cabot Corp.	336,740
4,837	Carpenter Technology Corp.	161,314
3,638	Chase Corp.	416,551
3,422	Clearwater Paper Corp.*	111,181
15,359	Coeur Mining, Inc.*	108,281
19,401	Commercial Metals Co.	632,861
2,110	Compass Minerals International, Inc.	141,222
10,512	Constellium SE*	212,553
3,514	Danimer Scientific, Inc.*	68,663
4,584	Domtar Corp.*	251,341
6,850	Ferro Corp.*	142,480
6,384	Forterra, Inc.*	147,087
12,992	GCP Applied Technologies, Inc.*	309,729
7,882	Glatfelter Corp.	124,536
3,369	Greif, Inc., Class A	213,325
6,173	HB Fuller Co.	417,110
27,328	Hecla Mining Co.	168,067
5,121	Ingevity Corp.*	411,677
5,001	Innospec, Inc.	468,094
2,747	Intrepid Potash, Inc.*	85,184
1,936	Kaiser Aluminum Corp.	244,439
3,553	Koppers Holdings, Inc.*	116,894
7,188	Kraton Corp.*	302,759
8,163	Livent Corp.*	203,014
5,394	Materion Corp.	393,924
4,404	Minerals Technologies, Inc.	346,331
5,174	MP Materials Corp.*(a)	173,691
22,840	Myers Industries, Inc.	520,752
1,785	Neenah, Inc.	89,946
14,805	Novagold Resources, Inc. (Canada)*	107,040
9,138	O-I Glass, Inc.*	138,258
6,367	Olympic Steel, Inc.	173,564
17,105	Orion Engineered Carbons SA (Germany)*	302,245
830	Quaker Chemical Corp.	215,070

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
3,542	Ranpak Holdings Corp.*	$108,739
11,731	Rayonier Advanced Materials, Inc.*	82,821
11,162	Ryerson Holding Corp.	258,400
10,189	Schnitzer Steel Industries, Inc., Class A	482,042
4,596	Schweitzer-Mauduit International, Inc.	175,889
5,751	Sensient Technologies Corp.	499,474
3,793	Stepan Co.	445,905
10,770	Summit Materials, Inc., Class A*	362,626
22,886	SunCoke Energy, Inc.	159,058
8,607	TimkenSteel Corp.*	117,744
6,618	Tredegar Corp.	87,887
3,904	Trinseo SA	202,735
14,306	Tronox Holdings PLC, Class A	302,286
4,704	UFP Technologies, Inc.*	329,233
1,405	United States Lime & Minerals, Inc.	205,256
6,178	Verso Corp., Class A	117,691
9,758	Warrior Met Coal, Inc.	218,482
4,903	Worthington Industries, Inc.	284,129
1,831	Zymergen, Inc.*(a)	24,023

		15,220,801

Real Estate – 6.6%
5,308	Acadia Realty Trust REIT	112,636
5,597	Agree Realty Corp. REIT	417,256
17,475	Alexander & Baldwin, Inc. REIT	364,878
386	Alexander’s, Inc. REIT	102,792
5,879	American Assets Trust, Inc. REIT	234,102
15,542	American Finance Trust, Inc. REIT	133,972
54,619	Apartment Investment and Management Co., Class A REIT	392,164
10,751	Apple Hospitality REIT, Inc. REIT	158,900
13,801	Brandywine Realty Trust REIT	191,558
8,616	Broadstone Net Lease, Inc. REIT	236,078
6,386	BRT Apartments Corp. REIT	124,016
11,965	CareTrust REIT, Inc. REIT	263,110
1,858	Centerspace REIT	187,992
11,761	Chatham Lodging Trust REIT*	141,132
5,786	Columbia Property Trust, Inc. REIT	96,742
4,319	Community Healthcare Trust, Inc. REIT	209,515
26,728	CorePoint Lodging, Inc. REIT*	386,487
8,110	Corporate Office Properties Trust REIT	228,540
2,665	CTO Realty Growth, Inc. REIT	149,480
28,511	Cushman & Wakefield PLC*	517,190
26,050	DigitalBridge Group, Inc. REIT*	179,745
53,511	Diversified Healthcare Trust REIT	200,666
8,395	Easterly Government Properties, Inc. REIT	179,401
4,216	EastGroup Properties, Inc. REIT	759,976
11,559	Empire State Realty Trust, Inc., Class A REIT	118,711
4,861	Equity Commonwealth REIT	128,039
8,266	Essential Properties Realty Trust, Inc. REIT	267,901
29,307	eXp World Holdings, Inc.	1,343,726
8,059	Farmland Partners, Inc. REIT	98,723
7,969	Forestar Group, Inc.*	165,676

Common Stocks – (continued)
Real Estate – (continued)
10,993	Four Corners Property Trust, Inc. REIT	314,510
22,986	Franklin Street Properties Corp. REIT	110,333
2,693	FRP Holdings, Inc.*	155,386
43,310	GEO Group, Inc. (The) REIT	335,652
6,117	Getty Realty Corp. REIT	193,481
8,185	Gladstone Commercial Corp. REIT	185,227
4,426	Gladstone Land Corp. REIT	104,232
6,878	Global Medical REIT, Inc. REIT	106,059
8,657	Global Net Lease, Inc. REIT	147,169
15,391	Healthcare Realty Trust, Inc. REIT	462,192
21,937	Hersha Hospitality Trust REIT*	205,769
15,923	Independence Realty Trust, Inc. REIT	326,103
9,458	Industrial Logistics Properties Trust REIT	259,433
1,991	Innovative Industrial Properties, Inc. REIT	489,607
13,974	iStar, Inc. REIT	369,612
12,827	Kennedy-Wilson Holdings, Inc.	282,066
14,978	Kite Realty Group Trust REIT	303,454
27,387	Lexington Realty Trust REIT	370,546
5,142	LTC Properties, Inc. REIT	177,450
9,921	Macerich Co. (The) REIT	169,451
17,231	Mack-Cali Realty Corp. REIT*	308,090
16,125	Marcus & Millichap, Inc.*	632,422
12,358	Monmouth Real Estate Investment Corp. REIT	234,555
4,891	National Health Investors, Inc. REIT	292,580
12,846	National Storage Affiliates Trust REIT	735,433
27,398	New Senior Investment Group, Inc. REIT	239,185
23,005	Newmark Group, Inc., Class A	313,328
5,061	NexPoint Residential Trust, Inc. REIT	327,902
9,537	Office Properties Income Trust REIT	253,017
92	One Liberty Properties, Inc. REIT	2,929
8,691	Outfront Media, Inc. REIT*	215,189
21,154	Paramount Group, Inc. REIT	187,424
8,109	Pebblebrook Hotel Trust REIT	178,641
22,495	Physicians Realty Trust REIT	416,382
19,675	Piedmont Office Realty Trust, Inc., Class A REIT	350,609
4,629	Plymouth Industrial REIT, Inc. REIT	109,059
8,184	Postal Realty Trust, Inc., Class A REIT	159,997
11,128	PotlatchDeltic Corp. REIT	578,100
14,200	Preferred Apartment Communities, Inc. REIT	177,216
2,854	PS Business Parks, Inc. REIT	448,734
6,390	QTS Realty Trust, Inc., Class A REIT	498,292
10,650	RE/MAX Holdings, Inc., Class A	356,669
48,807	Realogy Holdings Corp.*	856,563
17,041	Redfin Corp.*	827,681
14,444	Retail Opportunity Investments Corp. REIT	261,148
12,012	Retail Properties of America, Inc., Class A REIT	158,799
9,715	Retail Value, Inc. REIT	242,875
6,824	RLJ Lodging Trust REIT	98,470
7,966	RMR Group, Inc. (The), Class A	369,144
17,267	RPT Realty REIT	223,435

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
3,097	Ryman Hospitality Properties, Inc. REIT*	$257,268
25,403	Sabra Health Care REIT, Inc. REIT	406,448
1,239	Safehold, Inc. REIT	111,027
14,013	Service Properties Trust REIT	160,169
13,178	SITE Centers Corp. REIT	212,298
4,224	St Joe Co. (The)	195,444
15,748	STAG Industrial, Inc. REIT	665,353
13,414	Sunstone Hotel Investors, Inc. REIT*	155,468
15,705	Tanger Factory Outlet Centers, Inc. REIT	262,588
7,298	Terreno Realty Corp. REIT	487,579
7,870	UMH Properties, Inc. REIT	186,519
31,297	Uniti Group, Inc. REIT	409,052
2,156	Universal Health Realty Income Trust REIT	127,700
8,826	Urban Edge Properties REIT	167,164
7,478	Washington Real Estate Investment Trust REIT	187,997
11,293	Whitestone REIT	110,784
6,973	Xenia Hotels & Resorts, Inc. REIT*	121,470

		27,437,032

Utilities – 2.9%
8,179	ALLETE, Inc.	551,428
7,842	American States Water Co.	723,111
1,208	Artesian Resources Corp., Class A	47,607
9,716	Avista Corp.	406,615
8,776	Black Hills Corp.	617,216
7,657	Brookfield Infrastructure Corp., Class A (Canada)(a)	486,985
6,513	Cadiz, Inc.*	87,535
6,390	California Water Service Group	406,084
3,270	Chesapeake Utilities Corp.	427,389
20,927	Clearway Energy, Inc., Class A	622,369
24,360	Clearway Energy, Inc., Class C	764,660
5,280	MGE Energy, Inc.	425,251
2,215	Middlesex Water Co.	242,343
11,861	New Jersey Resources Corp.	442,890
3,885	Northwest Natural Holding Co.	199,883
7,738	NorthWestern Corp.	492,137
7,508	ONE Gas, Inc.	539,225
7,279	Ormat Technologies, Inc.	517,755
6,938	Otter Tail Corp.	380,688
12,561	PNM Resources, Inc.	621,770
13,917	Portland General Electric Co.	714,638
13,076	Pure Cycle Corp.*	195,486
3,797	SJW Group	263,246
10,302	South Jersey Industries, Inc.	255,593
7,546	Southwest Gas Holdings, Inc.	530,559
6,616	Spire, Inc.	441,287
4,741	Sunnova Energy International, Inc.*	171,624
3,690	Unitil Corp.	183,024
8,144	Via Renewables, Inc.	91,213
3,514	York Water Co. (The)	181,217

		12,030,828

TOTAL COMMON STOCKS
(Cost $334,663,717)		$408,058,268

Units	Description	Value

Right – 0.0%
Financials – 0.0%
153	NewStar Financial, Inc. CVR*(d)
(Cost $13)		$0

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $334,663,730)		$408,058,268

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.2%(e)
Goldman Sachs Financial Square Government Fund – Institutional Shares
5,108,816	0.026%	$5,108,816
(Cost $5,108,816)

TOTAL INVESTMENTS – 100.1%
(Cost $339,772,546)		$413,167,084

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.1)%		(623,943)

NET ASSETS – 100.0%		$412,543,141

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on sale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered and the registration statement is effective. Disposal of these securities may involve time consuming negotiations and prompt sale at an acceptable price may be difficult. Total market value of restricted securities amounts to $10,412, which represents approximately 0.0% of net assets as of August 31, 2021. See additional details below:

Security	Date(s) of Purchase	Cost
BM Technologies Inc.	12/17/20	$13,363

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(e)	Represents an affiliated issuer.

Investment Abbreviations:
CVR	— Contingent Value Right
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

E-Mini Russell 2000 Index	30	09/17/21	$3,356,144	$50,656

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities

August 31, 2021

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF
Assets:

Investments at value (cost $1,021,556,716, $16,382,814, $2,463,662,963 and $12,760,901, respectively)(a)	$1,387,775,924	$20,768,818	$3,082,613,430	$15,135,464

Investments in securities lending reinvestment vehicle, at value which equals cost	8,722,462	184,641	37,762,053	82,494

Cash	30,632,155	44,858	3,025,950	10,656

Foreign currency, at value (cost $72,487, $—, $122,088 and $224, respectively)	72,791	—	121,761	224

Receivables:

Investments sold	41,872,512	916,101	152,621,042	615,157

Dividends	2,349,911	45,691	7,111,776	21,861

Collateral on futures contracts	627,287	5,049	—	—

Securities lending income	79,816	103	11,928	2

Reimbursement from investment adviser	65,119	—	—	—

Foreign tax reclaims	30,813	79,514	2,808,781	7,360

Other assets	10,941	—	—	—

Total assets	1,472,239,731	22,044,775	3,286,076,721	15,873,218

Liabilities:

Variation margin on futures contracts	—	382	—	—

Payables:

Investments purchased	64,719,712	960,726	154,237,125	623,965

Upon return of securities loaned	8,722,462	184,641	37,762,053	82,494

Foreign capital gains tax	8,266,711	—	—	—

Management fees	460,792	4,424	640,194	3,169

Foreign bank overdraft (cost $—, $365, $— and $—, respectively)	—	367	—	—

Accrued expenses	1,780,624	1,015	201,864	689

Total liabilities	83,950,301	1,151,555	192,841,236	710,317

Net Assets:

Paid-in capital	1,045,273,268	19,545,722	2,579,936,916	13,637,976

Total distributable earnings	343,016,162	1,347,498	513,298,569	1,524,925

NET ASSETS	$1,388,289,430	$20,893,220	$3,093,235,485	$15,162,901
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	35,300,000	550,000	86,500,000	400,000

Net asset value per share:	$39.33	$37.99	$35.76	$37.91

(a)	Includes loaned securities having a market value of $7,117,388, $173,873, $34,668,517 and $78,589 for ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF, respectively.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Assets and Liabilities (continued)

August 31, 2021

	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Assets:

Investments at value (cost $9,052,894,866 and $334,663,730, respectively)(a)	$13,738,914,663	$408,058,268

Investments in securities lending reinvestment vehicle, at value which equals cost	9,566,002	5,108,816

Cash	16,264,256	4,055,608

Variation margin on futures contracts	—	6,900

Receivables:

Fund shares sold	22,774,736	—

Dividends	15,449,133	281,714

Collateral on futures contracts	468,050	214,500

Securities lending income	25,290	4,412

Total assets	13,803,462,130	417,730,218

Liabilities:

Variation margin on futures contracts	8,695	—

Payables:

Investments purchased	22,726,093	—

Upon return of securities loaned	9,566,002	5,108,816

Management fees	1,043,180	67,096

Accrued expenses	270,682	11,165

Total liabilities	33,614,652	5,187,077

Net Assets:

Paid-in capital	9,543,811,081	347,683,294

Total distributable earnings	4,226,036,397	64,859,847

NET ASSETS	$13,769,847,478	$412,543,141
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	151,402,500	6,350,000

Net asset value per share:	$90.95	$64.97

(a)	Includes loaned securities having a market value of $9,322,545 and $5,033,988 for ActiveBeta® U.S. Large Cap Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2021

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $4,928,599, $72,326, $6,455,813 and $61,757, respectively)	$35,403,726	$448,280	$53,348,866	$400,020

Securities lending income — unaffiliated issuer	273,974	3,795	390,985	1,903

Non cash dividend income	—	55,759	4,880,629	—

Total investment income	35,677,700	507,834	58,620,480	401,923

Expenses:

Management fees	6,437,086	42,808	5,697,446	49,169

Custody, accounting and administrative services	1,447,938	—	—	—

Printing and mailing costs	165,119	—	—	—

Professional fees	109,890	—	—	—

Shareholder meeting expense	61,663	747	91,711	689

Trustee fees	18,356	3,874	27,095	3,915

Other	19,596	—	—	—

Total expenses	8,259,648	47,429	5,816,252	53,773

Less — expense reductions	(956,263)	—	—	—

Net expenses	7,303,385	47,429	5,816,252	53,773

NET INVESTMENT INCOME	28,374,315	460,405	52,804,228	348,150

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	145,421,767	274,054	5,232,219	(59,008)

In-kind redemptions	154,147,137	—	—	1,951,191

Futures	(183,710)	8,096	1,424,037	22,121

Foreign currency transactions	120,773	(2,596)	(382,334)	(3,404)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the foreign capital gains tax liability of $8,266,711, $—, $— and $—, respectively)	(6,555,931)	4,206,343	477,625,019	1,175,273

Futures	—	1,940	—	(4,057)

Foreign currency translations	65,524	(1,388)	(167,610)	(469)

Net realized and unrealized gain	293,015,560	4,486,449	483,731,331	3,081,647

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$321,389,875	$4,946,854	$536,535,559	$3,429,797

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2021

	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $— and $16,769, respectively)	$156,006,991	$3,253,104

Securities lending income — unaffiliated issuer	111,489	129,578

Total investment income	156,118,480	3,382,682

Expenses:

Management fees	10,565,110	603,778

Shareholder meeting expense	270,682	11,165

Trustee fees	126,475	6,680

Total expenses	10,962,267	621,623

NET INVESTMENT INCOME	145,156,213	2,761,059

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(47,270,252)	(938,162)

In-kind redemptions	792,128,651	31,298,694

Futures	1,330,122	580,785

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	2,324,377,818	65,021,134

Futures	498,672	(77,590)

Net realized and unrealized gain	3,071,065,011	95,884,861

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,216,221,224	$98,645,920

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets

	ActiveBeta® Emerging Markets Equity ETF		ActiveBeta® Europe Equity ETF
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:

Net investment income	$28,374,315	$43,988,398	$460,405	$348,546

Net realized gain (loss)	299,505,967	(40,335,493)	279,554	(1,962,467)

Net change in unrealized gain (loss)	(6,490,407)	146,795,035	4,206,895	2,044,102

Net increase in net assets resulting from operations	321,389,875	150,447,940	4,946,854	430,181

Distributions to shareholders:

From distributable earnings	(31,408,924)	(44,088,214)	(469,425)	(340,708)

From share transactions:

Proceeds from sales of shares	267,346,093	148,065,074	—	—

Cost of shares redeemed	(879,514,184)	(243,149,316)	—	(2,258,165)

Net decrease in net assets resulting from share transactions	(612,168,091)	(95,084,242)	—	(2,258,165)

TOTAL INCREASE (DECREASE)	(322,187,140)	11,275,484	4,477,429	(2,168,692)

Net assets:

Beginning of year	$1,710,476,570	$1,699,201,086	$16,415,791	$18,584,483

End of year	$1,388,289,430	$1,710,476,570	$20,893,220	$16,415,791

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® International Equity ETF		ActiveBeta® Japan Equity ETF
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:

Net investment income	$52,804,228	$33,497,128	$348,150	$409,965

Net realized gain (loss)	6,273,922	(71,514,669)	1,910,900	388,178

Net change in unrealized gain	477,457,409	96,323,217	1,170,747	1,212,417

Net increase in net assets resulting from operations	536,535,559	58,305,676	3,429,797	2,010,560

Distributions to shareholders:

From distributable earnings	(47,566,749)	(34,855,286)	(325,392)	(482,484)

From share transactions:

Proceeds from sales of shares	860,704,407	319,433,538	—	—

Cost of shares redeemed	—	(144,922,933)	(7,502,475)	(6,435,562)

Net increase (decrease) in net assets resulting from share transactions	860,704,407	174,510,605	(7,502,475)	(6,435,562)

TOTAL INCREASE (DECREASE)	1,349,673,217	197,960,995	(4,398,070)	(4,907,486)

Net assets:

Beginning of year	$1,743,562,268	$1,545,601,273	$19,560,971	$24,468,457

End of year	$3,093,235,485	$1,743,562,268	$15,162,901	$19,560,971

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS ACTIVEBETA® ETFS

Statements of Changes in Net Assets (continued)

	ActiveBeta® U.S. Large Cap Equity ETF		ActiveBeta® U.S. Small Cap Equity ETF
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:

Net investment income	$145,156,213	$131,490,181	$2,761,059	$1,182,340

Net realized gain (loss)	746,188,521	(144,906,256)	30,941,317	(1,417,613)

Net change in unrealized gain	2,324,876,490	1,648,452,208	64,943,544	8,670,193

Net increase in net assets resulting from operations	3,216,221,224	1,635,036,133	98,645,920	8,434,920

Distributions to shareholders:

From distributable earnings	(138,466,225)	(130,496,243)	(2,434,684)	(1,215,722)

From share transactions:

Proceeds from sales of shares	1,810,335,563	2,860,908,951	224,466,695	74,558,334

Cost of shares redeemed	(1,546,137,807)	(543,604,251)	(60,618,621)	(25,692,998)

Net increase in net assets resulting from share transactions	264,197,756	2,317,304,700	163,848,074	48,865,336

TOTAL INCREASE	3,341,952,755	3,821,844,590	260,059,310	56,084,534

Net assets:

Beginning of year	$10,427,894,723	$6,606,050,133	$152,483,831	$96,399,297

End of year	$13,769,847,478	$10,427,894,723	$412,543,141	$152,483,831

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Emerging Markets Equity ETF
	For the Fiscal Year Ended August 31,
	2021	2020		2019	2018	2017
Per Share Operating Performance:

Net asset value, beginning of year	$33.28	$31.12		$32.98	$33.73	$28.03

Net investment income(a)	0.67	0.80	(b)	0.75	0.77	0.63

Net realized and unrealized gain (loss)	6.07	2.17		(1.79)	(0.84)	5.58

Total gain (loss) from investment operations	6.74	2.97		(1.04)	(0.07)	6.21

Distributions to shareholders from net investment income	(0.69)	(0.81)		(0.82)	(0.68)	(0.51)

Net asset value, end of year	$39.33	$33.28		$31.12	$32.98	$33.73

Market price, end of year	$39.16	$33.28		$31.14	$32.87	$33.74

Total Return at Net Asset Value(c)	20.49%	9.55%		(3.21)%	(0.28)%	22.49%

Net assets, end of year (in 000’s)	$1,388,289	$1,710,477		$1,699,201	$1,688,540	$1,490,683

Ratio of net expenses to average net assets	0.45%	0.45%		0.45%	0.45%	0.45%

Ratio of total expenses to average net assets	0.51%	0.52%		0.51%	0.51%	0.53%

Ratio of net investment income to average net assets	1.76%	2.55	%(b)	2.37%	2.19%	2.13%

Portfolio turnover rate(d)	46%	38%		28%	28%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.03 per share and 0.09% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Europe Equity ETF
	For the Fiscal Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance:

Net asset value, beginning of year	$29.85	$28.59	$30.82	$30.39	$26.12

Net investment income(a)	0.84	0.58	0.89	0.95	0.75

Net realized and unrealized gain (loss)	8.15	1.27	(1.84)	0.37	4.26

Total gain (loss) from investment operations	8.99	1.85	(0.95)	1.32	5.01

Distributions to shareholders from net investment income	(0.85)	(0.59)	(1.28)	(0.89)	(0.74)

Net asset value, end of year	$37.99	$29.85	$28.59	$30.82	$30.39

Market price, end of year	$38.05	$29.81	$28.62	$30.73	$30.54

Total Return at Net Asset Value(b)	30.45%	6.69%	(3.15)%	4.40%	19.46%

Net assets, end of year (in 000’s)	$20,893	$16,416	$18,584	$73,963	$44,062

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	2.47%	2.01%	3.07%	3.02%	2.71%

Portfolio turnover rate(c)	19%	18%	17%	23%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® International Equity ETF
	For the Fiscal Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance:

Net asset value, beginning of year	$28.72	$27.70	$29.42	$28.38	$24.67

Net investment income(a)	0.75	0.57	0.86	0.76	0.69

Net realized and unrealized gain (loss)	6.97	1.05	(1.78)	1.02	3.61

Total gain (loss) from investment operations	7.72	1.62	(0.92)	1.78	4.30

Distributions to shareholders from net investment income	(0.68)	(0.60)	(0.80)	(0.74)	(0.59)

Net asset value, end of year	$35.76	$28.72	$27.70	$29.42	$28.38

Market price, end of year	$35.75	$28.63	$27.73	$29.45	$28.53

Total Return at Net Asset Value(b)	27.12%	5.96%	(3.09)%	6.30%	17.66%

Net assets, end of year (in 000’s)	$3,093,235	$1,743,562	$1,545,601	$1,094,462	$593,129

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	2.31%	2.08%	3.10%	2.56%	2.64%

Portfolio turnover rate(c)	21%	20%	17%	16%	23%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	95

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® Japan Equity ETF
	For the Fiscal Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance:

Net asset value, beginning of year	$32.60	$30.59	$32.99	$30.71	$27.33

Net investment income(a)	0.60	0.66	0.82	0.54	0.48

Net realized and unrealized gain (loss)	5.25	2.15	(2.29)	2.36	3.50

Total gain (loss) from investment operations	5.85	2.81	(1.47)	2.90	3.98

Distributions to shareholders from net investment income	(0.54)	(0.80)	(0.93)	(0.62)	(0.60)

Net asset value, end of year	$37.91	$32.60	$30.59	$32.99	$30.71

Market price, end of year	$37.75	$32.51	$30.52	$32.90	$30.79

Total Return at Net Asset Value(b)	18.02%	9.15%	(4.32)%	9.42%	14.74%

Net assets, end of year (in 000’s)	$15,163	$19,561	$24,468	$52,778	$42,992

Ratio of total expenses to average net assets	0.25%	0.25%	0.25%	0.25%	0.25%

Ratio of net investment income to average net assets	1.64%	2.09%	2.64%	1.62%	1.68%

Portfolio turnover rate(c)	21%	18%	33%	23%	22%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

96	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance:

Net asset value, beginning of year	$70.70	$59.09	$58.75	$49.16	$43.83

Net investment income(a)	0.96	1.06	1.03	0.96	0.97

Net realized and unrealized gain	20.21	11.62	0.30	9.56	5.17

Total gain from investment operations	21.17	12.68	1.33	10.52	6.14

Distributions to shareholders from net investment income	(0.92)	(1.07)	(0.99)	(0.93)	(0.81)

Net asset value, end of year	$90.95	$70.70	$59.09	$58.75	$49.16

Market price, end of year	$90.91	$70.61	$59.07	$58.75	$49.15

Total Return at Net Asset Value(b)	30.21%	21.81%	2.42%	21.65%	14.15%

Net assets, end of year (in 000’s)	$13,769,847	$10,427,895	$6,606,050	$3,980,297	$2,396,490

Ratio of total expenses to average net assets	0.09%	0.09%	0.09%	0.09%	0.09%

Ratio of net investment income to average net assets	1.22%	1.72%	1.82%	1.78%	2.08%

Portfolio turnover rate(c)	16%	17%	16%	16%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the year. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares.
(c)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	97

GOLDMAN SACHS ACTIVEBETA® ETFS

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	ActiveBeta® U.S. Small Cap Equity ETF
	For the Fiscal Year Ended August 31,					For the Period June 28, 2017* to August 31, 2017
	2021		2020	2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$43.57		$42.84	$49.49	$39.65	$40.36

Net investment income(a)	0.53	(b)	0.51	0.57	0.56	0.07

Net realized and unrealized gain (loss)	21.35		0.78	(6.66)	9.79	(0.78)

Total gain (loss) from investment operations	21.88		1.29	(6.09)	10.35	(0.71)

Distributions to shareholders from net investment income	(0.48)		(0.56)	(0.56)	(0.51)	—

Net asset value, end of period	$64.97		$43.57	$42.84	$49.49	$39.65

Market price, end of period	$64.94		$43.63	$42.84	$49.55	$38.95

Total Return at Net Asset Value(c)	50.45%		3.13%	(12.28)%	26.28%	(1.76)%

Net assets, end of period (in 000’s)	$412,543		$152,484	$96,399	$47,014	$11,896

Ratio of total expenses to average net assets	0.20%		0.20%	0.20%	0.20%	0.20	%(d)

Ratio of net investment income to average net assets	0.90	%(b)	1.21%	1.32%	1.24%	0.96	%(d)

Portfolio turnover rate(e)	25%		20%	20%	27%	0	%(f)

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.09 per share and 0.16% of average net assets.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Less than 0.5%

98	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ACTIVEBETA® ETFS

Notes to Financial Statements

August 31, 2021

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF (“ActiveBeta® Emerging Markets Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® Europe Equity ETF (“ActiveBeta® Europe Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® International Equity ETF (“ActiveBeta® International Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® Japan Equity ETF (“ActiveBeta® Japan Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF (“ActiveBeta® U.S. Large Cap Equity ETF”)	Diversified
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (“ActiveBeta® U.S. Small Cap Equity ETF”)	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

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Notes to Financial Statements (continued)

August 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

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Notes to Financial Statements (continued)

August 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2021:

ACTIVEBETA® EMERGING MARKETS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$53,548,810	$—	$—

Asia	1,150,736,230	44,802,110	—

Europe	22,246,690	—	—

North America	42,369,618	—	—

South America	58,188,464	15,884,002	—

Securities Lending Reinvestment Vehicle	8,722,462	—	—

Total	$1,335,812,274	$60,686,112	$—

ACTIVEBETA® EUROPE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$49,248	$—	$—

Asia	179,670	—	—

Europe	19,533,168	222,739	—

North America	419,690	—	—

Oceania	314,856	—	—

South America	49,447	—	—

Securities Lending Reinvestment Vehicle	184,641	—	—

Total	$20,730,720	$222,739	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® EUROPE EQUITY ETF (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets(b)

Futures Contracts	$1,940	$—	$—

ACTIVEBETA® INTERNATIONAL EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$6,361,862	$—	$—

Asia	766,142,941	—	—

Europe	1,712,070,609	21,607,521	—

North America	358,783,858	3,015,163	—

Oceania	209,391,544	—	—

South America	5,239,932	—	—

Securities Lending Reinvestment Vehicle	37,762,053	—	—

Total	$3,095,752,799	$24,622,684	$—

ACTIVEBETA® JAPAN EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$15,135,464	$—	$—

Securities Lending Reinvestment Vehicle	82,494	—	—

Total	$15,217,958	$—	$—

ACTIVEBETA® U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$13,738,914,663	$—	$—

Securities Lending Reinvestment Vehicle	9,566,002	—	—

Total	$13,748,480,665	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$498,672	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

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Notes to Financial Statements (continued)

August 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ACTIVEBETA® U.S. SMALL CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$124,664	$—	$—

Asia	1,608,349	—	—

Europe	1,493,082	—	—

North America	404,463,990	—	—

South America	368,183	—	—

Securities Lending Reinvestment Vehicle	5,108,816	—	—

Total	$413,167,084	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$50,656	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2021. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statement of Assets and Liabilities	Assets (Liabilities)(a)
Equity	Goldman Sachs ActiveBeta® Europe Equity ETF	Variation Margin on Futures Contracts	$1,940
Equity	Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	Variation Margin on Futures Contracts	498,672
Equity	Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	Variation Margin on Futures Contracts	50,656

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of August 31, 2021 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

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4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts
Equity	Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	$(183,710)	$—
Equity	Goldman Sachs ActiveBeta® Europe Equity ETF	8,096	1,940
Equity	Goldman Sachs ActiveBeta® International Equity ETF	1,424,037	—
Equity	Goldman Sachs ActiveBeta® Japan Equity ETF	22,121	(4,057)
Equity	Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	1,330,122	498,672
Equity	Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	580,785	(77,590)

For the fiscal year ended August 31, 2021, the relevant values for each derivative type was as follows:

Fund	Average Number of Contracts(a)
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF	123
Goldman Sachs ActiveBeta® Europe Equity ETF	3
Goldman Sachs ActiveBeta® International Equity ETF	65
Goldman Sachs ActiveBeta® Japan Equity ETF	14
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	73
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF	19
(a) Amount disclosed represents average number of contracts for the months that the Fund held such derivatives during the fiscal year ended August 31, 2021.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreements, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For each Fund except the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, the Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

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Notes to Financial Statements (continued)

August 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended August 31, 2021, unitary management fees with GSAM were at the following rates for each Fund except the ActiveBeta® Emerging Markets Equity ETF:

Fund	Unitary Management Fee
ActiveBeta® Europe Equity ETF	0.25%
ActiveBeta® International Equity ETF	0.25%
ActiveBeta® Japan Equity ETF	0.25%
ActiveBeta® U.S. Large Cap Equity ETF	0.09%
ActiveBeta® U.S. Small Cap Equity ETF	0.20%

For the fiscal year ended August 31, 2021, contractual and effective net management fees with GSAM were at the following rate for the ActiveBeta® Emerging Markets Equity ETF:

Fund	Contractual and Effective Net Management Fee
ActiveBeta® Emerging Markets Equity ETF	0.40%

B.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the ActiveBeta® Emerging Markets Equity ETF (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the ActiveBeta® Emerging Markets Equity ETF is 0.05%. This Other Expense limitation will remain in effect permanently and GSAM may not terminate the arrangement without the approval of the Trustees.

For the fiscal year ended August 31, 2021, these expense reimbursements amounted to $956,263.

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

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6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

Share activity is as follows:

	ActiveBeta® Emerging Markets Equity ETF

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	6,800,000	$265,763,520	4,400,000	$147,064,435
Shares Redeemed	(22,900,000)	(879,193,841)	(7,600,000)	(242,809,605)

NET DECREASE IN SHARES	(16,100,000)	$(613,430,321)	(3,200,000)	$(95,745,170)
	ActiveBeta® Europe Equity ETF

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	—	$—	—	$—
Shares Redeemed	—	—	(100,000)	(2,258,165)

NET DECREASE IN SHARES	—	$—	(100,000)	$(2,258,165)
	ActiveBeta® International Equity ETF

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	25,800,000	$860,606,084	11,200,000	$319,392,338
Shares Redeemed	—	—	(6,300,000)	(144,922,584)

NET INCREASE IN SHARES	25,800,000	$860,606,084	4,900,000	$174,469,754
	ActiveBeta® Japan Equity ETF

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	—	$—	—	$—
Shares Redeemed	(200,000)	(7,502,453)	(200,000)	(6,435,562)

NET DECREASE IN SHARES	(200,000)	$(7,502,453)	(200,000)	$(6,435,562)

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Notes to Financial Statements (continued)

August 31, 2021

6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	ActiveBeta® U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	22,700,000	$1,810,334,871	44,400,000	$2,860,908,861
Shares Redeemed	(18,800,000)	(1,546,137,808)	(8,700,000)	(543,604,251)

NET INCREASE IN SHARES	3,900,000	$264,197,063	35,700,000	$2,317,304,610
	ActiveBeta® U.S. Small Cap Equity ETF

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	3,800,000	$224,465,356	1,900,000	$74,558,334
Shares Redeemed	(950,000)	(60,618,621)	(650,000)	(25,692,998)

NET INCREASE IN SHARES	2,850,000	$163,846,735	1,250,000	$48,865,336

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2021, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$725,320,406	$1,003,478,248
ActiveBeta® Europe Equity ETF	3,573,178	3,617,763
ActiveBeta® International Equity ETF	529,069,737	481,221,685
ActiveBeta® Japan Equity ETF	4,404,190	4,349,145
ActiveBeta® U.S. Large Cap Equity ETF	1,856,191,238	1,837,936,809
ActiveBeta® U.S. Small Cap Equity ETF	92,591,971	75,835,200

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2021, were as follows:

Fund	Purchases	Sales
ActiveBeta® Emerging Markets Equity ETF	$53,011,183	$401,035,055
ActiveBeta® Europe Equity ETF	—	—
ActiveBeta® International Equity ETF	813,760,516	—
ActiveBeta® Japan Equity ETF	—	7,447,175
ActiveBeta® U.S. Large Cap Equity ETF	1,772,416,150	1,525,296,560
ActiveBeta® U.S. Small Cap Equity ETF	206,804,571	60,211,314

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8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2021, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2021:

Fund	Beginning value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2021
ActiveBeta® Emerging Markets Equity ETF	$4,333,286	$126,431,034	$(122,041,858)	$8,722,462
ActiveBeta® Europe Equity ETF	62,772	4,003,034	(3,881,165)	184,641
ActiveBeta® International Equity ETF	24,830,933	405,448,164	(392,517,044)	37,762,053
ActiveBeta® Japan Equity ETF	999,602	3,037,967	(3,955,075)	82,494
ActiveBeta® U.S. Large Cap Equity ETF	9,557,821	144,441,914	(144,433,733)	9,566,002
ActiveBeta® U.S. Small Cap Equity ETF	2,901,792	56,127,128	(53,920,104)	5,108,816

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Notes to Financial Statements (continued)

August 31, 2021

9. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2021 and August 31, 2020 were as follows:

	Fiscal Year Ended August 31, 2021
	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Distributions paid from:
Ordinary Income	$31,408,924	$469,425	$47,566,749	$325,392	$138,466,225	$2,434,684
Total taxable distributions	$31,408,924	$469,425	$47,566,749	$325,392	$138,466,225	$2,434,684

	Fiscal Year Ended August 31, 2020
	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Distributions paid from:
Ordinary Income	$44,088,214	$340,708	$34,855,286	$482,484	$130,496,243	$1,215,722
Total taxable distributions	$44,088,214	$340,708	$34,855,286	$482,484	$130,496,243	$1,215,722

As of August 31, 2021, the components of accumulated earnings (losses) on a tax-basis were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Undistributed ordinary income — net	$22,216,622	$121,997	$14,748,586	$21,355	$27,831,938	$480,589
Total undistributed earnings	$22,216,622	$121,997	$14,748,586	$21,355	$27,831,938	$480,589
Capital loss carryforwards(1):
Perpetual Short-Term	$(18,538,046)	$(912,925)	$(32,881,357)	$(352,828)	$(205,544,786)	$(583,066)
Perpetual Long-Term	—	(2,111,682)	(70,851,919)	(447,827)	(219,683,202)	(3,381,690)
Unrealized gains (losses) — net	339,337,586	4,250,108	602,283,259	2,304,225	4,623,432,447	68,344,014
Total accumulated earnings (losses) net	$343,016,162	$1,347,498	$513,298,569	$1,524,925	$4,226,036,397	$64,859,847

(1)	ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® U.S. Small Cap Equity ETF utilized $143,461,683, $286,397, $8,417,558, and $1,782,802, respectively of capital losses in the current fiscal year.

As of August 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	ActiveBeta® Emerging Markets Equity ETF	ActiveBeta® Europe Equity ETF	ActiveBeta® International Equity ETF	ActiveBeta® Japan Equity ETF	ActiveBeta® U.S. Large Cap Equity ETF	ActiveBeta® U.S. Small Cap Equity ETF
Tax Cost	$1,048,909,057	$16,706,828	$2,517,996,448	$12,913,683	$9,125,546,890	$344,873,726
Gross unrealized gain	423,914,247	5,465,492	684,595,090	3,024,984	4,731,858,421	85,390,108
Gross unrealized loss	(84,576,661)	(1,215,384)	(82,311,831)	(720,759)	(108,425,974)	(17,046,094)
Net unrealized gains (losses)	$339,337,586	$4,250,108	$602,283,259	$2,304,225	$4,623,432,447	$68,344,014

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9. TAX INFORMATION (continued)

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, differences in the tax treatment of partnership investments, and passive foreign investment company investments.

In order to present components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemption in-kind transactions.

Fund	Paid-in Capital	Total Distributable Earnings
ActiveBeta® Emerging Markets Equity ETF	$148,976,398	$(148,976,398)
ActiveBeta® Europe Equity ETF	—	—
ActiveBeta® International Equity ETF	—	—
ActiveBeta® Japan Equity ETF	1,871,757	(1,871,757)
ActiveBeta® U.S. Large Cap Equity ETF	786,273,095	(786,273,095)
ActiveBeta® U.S. Small Cap Equity ETF	30,671,779	(30,671,779)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

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Notes to Financial Statements (continued)

August 31, 2021

10. OTHER RISKS (continued)

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Index Risk — GSAM (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index. Furthermore, the index providers for the reference indices upon which the Funds’ Indeces are based may delay or change a scheduled rebalancing or reconstitution of an index or the implementation of certain rules at their sole discretion. In such circumstances, a Fund, in replicating the composition of an index, may have more or less exposure to a particular sector or individual company than had the index been constructed in accordance with its stated methodology.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments.

Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

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10. OTHER RISKS (continued)

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs Trust II, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund, at a meeting held on July 22, 2021, the Board voted to nominate Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar and Linda A. Lang (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on December 3, 2021. Each of the Nominees (except Ms. Lang) currently serves as a Trustee of Goldman Sachs Trust II. Ms. Lang currently serves as a Trustee of the Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. The Funds will bear a portion of the proxy solicitation, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund if such expenses increase the Fund’s total expense ratio by more than a specified percentage. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

13. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

113

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF, and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF (six of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, the statements of changes in net assets for each of the two years in the period ended August 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended August 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on March 16-17, 2021, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the efficiency of the arbitrage function during the Reporting Period (including during the stressed market conditions caused by the COVID-19 pandemic). The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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Fund Expenses — Six Month period ended 8/31/2021 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2021 and held for the six months ended August 31, 2021, which represents a period of 184 days of a 365 day year.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ActiveBeta® Emerging Markets Equity ETF				ActiveBeta® Europe Equity ETF				ActiveBeta® International Equity ETF
	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid*
Actual based on NAV	$1,000	$1,008.27		$2.28	$1,000	$1,164.90		$1.36	$1,000	$1,127.54		$1.34
Hypothetical 5% return	1,000	1,022.94	+	2.29	1,000	1,023.95	+	1.28	1,000	1,023.95	+	1.28

	ActiveBeta® Japan Equity ETF				ActiveBeta® U.S. Large Cap Equity ETF				ActiveBeta® U.S. Small Cap Equity ETF
	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid*
Actual based on NAV	$1,000	$1,027.61		$1.28	$1,000	$1,197.51		$0.50	$1,000	$1,067.72		$1.04
Hypothetical 5% return	1,000	1,023.95	+	1.28	1,000	1,024.75	+	0.46	1,000	1,024.20	+	1.02

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the fiscal year ended August 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
ActiveBeta® Emerging Markets Equity ETF	0.45%
ActiveBeta® Europe Equity ETF	0.25
ActiveBeta® International Equity ETF	0.25
ActiveBeta® Japan Equity ETF	0.25
ActiveBeta® U.S. Large Cap Equity ETF	0.09
ActiveBeta® U.S. Small Cap Equity ETF	0.20

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 67	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				39	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Linda A. Lang Age: 63	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016-2019); and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				39	None

Michael Latham Age: 55	Trustee	Since 2015	Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group (a special purpose acquisition company) (2021-Present). Formerly, Mr. Latham held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	39	FinTech Evolution Acquisition Group (a special purpose acquisition company)

117

GOLDMAN SACHS ACTIVEBETA® ETFS

Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund	166	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2021.
[2]	Each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2021, Goldman Sachs ETF Trust consisted of 36 portfolios (21 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

118

GOLDMAN SACHS ACTIVEBETA® ETFS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020-Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs ActiveBeta ETFs — Tax Information (Unaudited)

From distributions paid during the fiscal year ended August 31, 2021, the total amount of income received by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF from sources within foreign countries and possessions of the United States was $1.0260, $0.5974, $0.5039 and $0.7341 and per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF was 85.39%, 83.11%, 91.25% and 83.18%, respectively. The total amount of taxes paid by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF and ActiveBeta® Japan Equity ETF to foreign countries was $0.1207, $0.0606, $0.0560 and $0.0983 per share, respectively.

For the fiscal year ended August 31, 2021, 44.66%, 67.11%, 54.09%, 28.30%, 98.86%, and 89.36% of the dividends paid from net investment company taxable income by the ActiveBeta® Emerging Markets Equity ETF, ActiveBeta® Europe Equity ETF, ActiveBeta® International Equity ETF, ActiveBeta® Japan Equity ETF, ActiveBeta® U.S. Large Cap Equity ETF, and Active Beta® U.S. Small Cap Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2021, 99.23% and 97.84% of the dividends paid from net investment company taxable income by the ActiveBeta® U.S. Large Cap Equity and Active Beta® U.S. Small Cap Equity ETF, respectively, qualify for the dividends received deduction available to corporations.

For the year ended August 31, 2021, 1.14% and 9.14% of the dividend paid from net investment company taxable income by the ActiveBeta® U.S. Large Cap Equity and Active Beta® U.S. Small Cap Equity ETF, respectively, qualifies as section 199A dividends.

119

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.09 trillion in assets under supervision as of June 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Future Planet Equity ETF
Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® U.S. Equity ETF

INDEX DISCLAIMERS

The MSCI Emerging Markets Index, MSCI Europe Index, MSCI World ex USA Index and MSCI Japan Index (the “MSCI Indices”) were used by GSAM as the reference universe for selection of the companies included in the Goldman Sachs ActiveBeta® Emerging Markets Equity Index, Goldman Sachs ActiveBeta® Europe Equity Index, Goldman Sachs ActiveBeta® International Equity Index and Goldman Sachs ActiveBeta® Japan Equity Index (the “ActiveBeta® Indices”), respectively. MSCI Inc. does not in any way sponsor, support, promote or endorse the ActiveBeta® Indices or the Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF or Goldman Sachs ActiveBeta® Japan Equity ETF (the “ActiveBeta® ETFs” or the “Funds”). MSCI Inc. was not and is not involved in any way in the creation, calculation, maintenance or review of the ActiveBeta® Indices. The MSCI Indices were provided on an “as is” basis. MSCI Inc., its affiliates and any other person or entity involved in or related to compiling, computing or creating the MSCI Indices (collectively, the “MSCI Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the MSCI Indices, the ActiveBeta® ETFs or the ActiveBeta® Indices.

The Russell 2000® Index was used by Goldman Sachs Asset Management or its affiliate as the starting universe for selection of the companies included in the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index. Frank Russell Company (“Russell”) does not in any way sponsor, support, promote or endorse the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF. In no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the Russell 2000® Index or the Goldman Sachs ActiveBeta® U.S. Small Cap Equity Index.

The ActiveBeta® Indices are trademarks of Goldman Sachs Asset Management, L.P. and have been licensed for use by Goldman Sachs ETF Trust.

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUNDS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN A FUND PARTICULARLY OR THE ABILITY OF THE ACTIVEBETA® INDICES TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE ACTIVEBETA® INDICES, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUNDS. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUNDS OR THE SHAREHOLDERS OF THE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE ACTIVEBETA® INDICES. GOLDMAN SACHS OR ANY OF ITS AFFILIATES MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY A FUND OR IN RELATED DERIVATIVES.

GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE ACTIVEBETA® INDICES OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY A FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE ACTIVEBETA® INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

TRUSTEES Lawrence W. Stranghoener, Chairman Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Treasurer, Principal Financial Officer and Principal Accounting Officer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

© 2021 Goldman Sachs. All rights reserved. 256148-OTU-10/2021 ACTBETAAR-21

Goldman Sachs Funds

Annual Report	August 31, 2021

Goldman Sachs Equity ETFs
Equal Weight U.S. Large Cap Equity ETF (GSEW)
Future Planet Equity ETF (GSFP)
Hedge Industry VIP ETF (GVIP)
Innovate Equity ETF (GINN)
JUST U.S. Large Cap Equity ETF (JUST)

Goldman Sachs Equity ETFs

∎	EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

∎	FUTURE PLANET EQUITY ETF

∎	HEDGE INDUSTRY VIP ETF

∎	INNOVATE EQUITY ETF

∎	JUST U.S. LARGE CAP EQUITY ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Principal Investment Strategies

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Solactive US Large Cap Equal Weight Index (GTR) (the “Index”) consists of equity securities of large capitalization U.S. issuers. The Index is an equal-weight version of the Solactive US Large Cap Index, a market capitalization-weighted index that includes equity securities of approximately 500 of the largest U.S. companies. The Index includes the same constituents as the Solactive US Large Cap Index. However, unlike the Solactive US Large Cap Index, in which each security is weighted based on its market value, each security in the Index is given the same weight, approximately 0.2% of the Index, at each rebalance.

As of August 31, 2021, the Index consisted of 498 securities with a market capitalization range of between approximately $6.8 billion and $2,206.9 billion, and an average market capitalization of approximately $65.9 billion. The Index is reconstituted on a semi-annual basis in May and November to reflect changes in the constituents of the Solactive US Large Cap Index. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria. The Index is rebalanced on a monthly basis to weight all constituents equally.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

* * *

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2021, we believed that while mega-cap stocks may drive performance in market cap-weighted equity indices, many top performers may be found among non-mega-cap stocks. We maintain conviction in our methodology for providing meaningful access to opportunities among non-mega-cap stocks and avoiding concentration in mega-cap stocks by equally weighting the largest U.S. equities and rebalancing on a monthly basis. We believe this approach allows investors to participate in a broad range of market cycles and potentially reduce exposure to isolated market incidents.

1

INVESTMENT PROCESS

Goldman Sachs Future Planet Equity ETF

Principal Investment Strategies

The Goldman Sachs Future Planet Equity ETF (the “Fund”) seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in equity investments in U.S. and non-U.S. companies that Goldman Sachs Asset Management, L.P. (“GSAM”) believes are associated, at the time the investment is first added to the Fund’s portfolio, with seeking to address environmental problems. Securities or other instruments that provide exposure (directly or indirectly) to such companies are treated as such investments for purposes of this policy. The Fund intends to invest in companies that GSAM believes are aligned with the key themes associated with seeking to address environmental problems, which include, but are not limited to, clean energy, resource efficiency, sustainable consumption, the circular economy and water sustainability (the “Key Themes”).

GSAM considers a company aligned to the Key Themes if it believes the company provides, invests in or helps create products, services or technologies consistent with one or more of the Key Themes as described below.

The Key Themes are:

Clean Energy — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to solar energy, wind energy, bioenergy, energy storage, grid services and carbon sequestration.

Resource Efficiency — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to electric and autonomous vehicles, sustainable manufacturing, logistics and smart cities.

Sustainable Consumption — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to agriculture, food, tourism and fashion.

Circular Economy — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to recycling and reuse, waste management and single-use substitution.

Water Sustainability — Companies that provide, invest in or help create products, services or technologies in areas including but not limited to water treatment, water distribution and desalination.

The Key Themes and related areas of investment may change over time at GSAM’S sole discretion without prior notice to shareholders. In addition, the Fund is permitted to make investments that are not aligned with the Key Themes.

Alignment with these Key Themes is generally assessed at or around the time of the Fund’s initial purchase by taking into account, among other factors, contribution of the Key Themes to the companies’ revenues, earnings, capital expenditure, intrinsic value, future growth, corporate strategy or other relevant metrics to the industries in which the companies operate. GSAM’s assessment may be based on company disclosure, third-party research or subjective criteria including GSAM’S own research, forecasts and expectations based on, among other things, engagement with the companies. A company in which the Fund invests may not currently or in the future derive any revenue from its efforts to address environmental problems.

In addition, in selecting investments, GSAM will not seek to allocate a specified portion of the Fund’s portfolio to each particular Key Theme, and the allocation of the Fund’s investments across the Key Themes will vary over time based on GSAM’s fundamental view of the companies aligned with each Key Theme. The Fund may not allocate its investments to each Key Theme at all times and an investment may be aligned with multiple Key Themes at the same time.

When creating the investment universe, GSAM generally focuses on “what” each issuer is creating or producing and may not emphasize “how” the issuer is creating or producing services, products or technologies. Accordingly, GSAM may determine that an issuer is aligned with one or more of the Key Themes, even when the issuer’s profile reflects negative, or a mixture of positive and negative, environmental, social and corporate governance characteristics.

* * *
At the end of the Reporting Period, i.e., the period since the Fund’s inception on July 13, 2021 through August 31, 2021, we believed that companies showing meaningful alignment to one or more of the five Key Themes were likely to benefit from secular growth tailwinds in the decades ahead. The Key Themes were underpinned, in our view, by powerful economic drivers, and we expected the investment opportunity to grow over time as companies keep innovating and scaling up innovative technologies. That said, we acknowledged the potential risk of technological failure or redundancy and the risk of changes to the operating environment. In managing the Fund, we intended to continue following our disciplined process of stock-level due diligence, portfolio construction and risk management. We planned to remain highly focused on understanding the fundamental drivers of the companies in which we consider investing and expected to invest in them only if we have conviction that their business models can be successful over the long term. Additionally, we intended to maintain balanced and diversified allocations across Key Themes, market capitalizations, regions and sectors to avoid concentrated risk exposures.

2

INVESTMENT PROCESS

Goldman Sachs Hedge Industry VIP ETF

Principal Investment Strategies

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index. The Goldman Sachs Hedge Fund VIP IndexTM (the “Index”) is designed to deliver exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds. Such equity securities are defined as those that appear most frequently among the top ten equity holdings of U.S. hedge fund managers that select their investments based upon fundamental analysis. Goldman Sachs Asset Management, L.P. (the “Index Provider”) is the provider of the Index, which is constructed in accordance with a rules-based methodology.

Hedge fund managers report their U.S. equity holdings, which are made public 45 days after the end of each calendar quarter. The Index is reconstituted and rebalanced on a quarterly basis once the information has been fully disseminated. The construction of the Index involves accessing the identifiers and share counts of U.S. equity holdings disclosed by hedge fund managers in their quarterly 13F filings with the Securities and Exchange Commission (“SEC”). The Index is constructed to then apply share prices at the time of data collection to the numbers of shares listed in each 13F disclosure filing to calculate the dollar market value of each reported position. U.S. hedge fund managers that select their investments based upon fundamental analysis are assumed to be U.S. hedge fund managers with no fewer than 10 and no more than 200 distinct U.S. equity positions, as reported in the hedge fund managers’ most recent Form 13F filings. Managers with less than $10 million of disclosed equity assets are excluded.

The equity positions are then ranked within each individual hedge fund manager’s portfolio by descending market value. The approximately 50 stocks that appear most frequently in the top 10 holdings of this universe then become the Index constituents. Constituents are equal dollar-weighted at each rebalance. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index does not include hedge funds (i.e., unlisted, privately offered funds) and is not designed to approximate the performance of any hedge fund manager, hedge fund or group of hedge fund managers or hedge funds. The Index should not be considered a hedge fund replication strategy. As of August 31, 2021, the Index consisted of 50 securities with a market capitalization range of between approximately $3.6 billion and $2,206.9 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class at all times.

THE FUND IS NOT A HEDGE FUND AND DOES NOT INVEST IN HEDGE FUNDS.

* * *

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2021, we continued to believe the most effective way to identify the most important positions of hedge fund managers is to know what equities they are holding. We also maintained conviction in our methodology for extracting these important positions — by obtaining information from quarterly 13F filings of hedge funds and identifying stocks that appear among top holdings the most frequently. Through an efficient implementation, we believe investors are able to access top hedge fund long equity ideas and gain exposure to evolving U.S. market themes.

3

INVESTMENT PROCESS

Goldman Sachs Innovate Equity ETF

On November 6, 2020, Goldman Sachs Asset Management L.P. (“GSAM”) completed the reorganization of the Goldman Sachs Thematic ETFs into the Goldman Sachs Innovate Equity ETF. As a result of the reorganization, the five themes represented by these Thematic ETFs — the Goldman Sachs Data-Driven World ETF, the Goldman Sachs Finance Reimagined ETF, the Goldman Sachs Human Evolution ETF, the Goldman Sachs Manufacturing Revolution ETF and the Goldman Sachs New Age Consumer ETF — were combined on an equal-weighted basis in the Goldman Sachs Innovate Equity ETF.

Principal Investment Strategies

The Goldman Sachs Innovate Equity ETF (the “Fund”) seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

The Solactive Innovative Global Equity Index (the “Index”) is designed to deliver exposure to companies that may benefit from technological innovation and the resulting changes in the economy across five key themes (the “Key Themes”) that are potential drivers of changes in the economy. Each Key Theme is divided into multiple sub-themes (the “Sub-Themes”). The Key Themes are:

Data-Driven World Theme — Companies that are positioned to potentially benefit from the unprecedented proliferation of data, capitalizing on data storage, security and analysis as well as artificial intelligence and machine learning.

Finance Reimagined Theme — Companies that are positioned to potentially benefit from the evolving financial landscape, from the digitization of traditional financial services to the development of blockchain technology.

Human Evolution Theme — Companies that are positioned to potentially benefit from advances in medical treatment and technology, from robotic surgery and precision medicine to gene therapy and care for an older population.

Manufacturing Revolution Theme — Companies that are positioned to potentially benefit from the technology-driven transformation of the manufacturing industry, including the emergence of new processes, products and energy sources.

New Age Consumer Theme — Companies that are positioned to potentially benefit from structural shifts in the way we consume goods and services due to changes in demographics, technology and consumer preferences.

The Index is comprised entirely of securities that compose the Solactive Data Driven World Index, the Solactive Finance Reimagined Index, the Solactive Human Evolution Index, the Solactive Manufacturing Revolution Index, and the Solactive New Age Consumer Index (the “Solactive Thematic Indexes”), which are designed to provide exposure to the Data Driven World Theme, the Finance Reimagined Theme, the Human Evolution Theme, the Manufacturing Revolution Theme and the New Age Consumer Theme, respectively. The weight of each index constituent within the Index is equal to the average weight of such index constituent across the Solactive Thematic Indexes, subject to specified minimum and maximum weights.

Solactive AG (the “Index Provider”) determines the components of each Solactive Thematic Index in accordance with a rules-based methodology that involves four steps. The following index methodology applies to each Solactive Thematic Index.

Step 1

In the first step, the Index Provider defines a universe of potential index constituents (the “Universe”). The Universe is comprised of companies that meet all the below criteria:

∎	The company’s primary listing must be on a regulated stock exchange approved by the Index Provider;

∎	The company’s stock must have an average daily trading volume over the most recent 1-month period (“ADTV”) of at least $1,000,000 in U.S. dollars;

∎	The company must have a total market capitalization of at least $500,000,000 in U.S. dollars; and

∎	The company must not be classified as within certain industries by the FactSet Industries and Economic Sectors classification in order to minimize non-theme-relevant exposures in the Index.

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INVESTMENT PROCESS

Step 2

In the second step, the Index Provider screens publicly available information, such as financial news, business profiles and company publications, using keywords that describe the Key Theme and its proprietary natural language processing algorithm to identify companies within the Universe that have or are expected to have significant exposure to a Sub-Theme. In addition, additional company and/or third-party information is screened in order to verify a company’s relevance to at least one of the Sub-Themes. Securities of issuers whose relevance to at least one of the Sub-Themes cannot be verified is removed from the Universe.

Step 3

In the third step, each company identified in Step 2 is assigned a thematic relevance score with respect to each Sub-Theme. For each Sub-Theme, the Index Provider identifies 50 companies with the highest thematic relevance scores. The Index Provider then combines the thematic relevance scores for all Sub-Themes of each company identified to calculate such company’s overall score. The top 100 companies with the highest overall scores are included in the Solactive Thematic Index. In addition, certain buffer rules are applied to prevent excessive turnover.

Step 4

In the fourth step, the Index Provider calculates a thematic beta for each index constituent, which is a quantitative measurement of the exposure of the index constituents to the applicable Key Theme. Index constituents are then weighted according to a function of its market capitalization and thematic beta, subject to specified minimum and maximum weights.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. Also, unlike many investment companies, the Fund does not attempt to outperform the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Index is normally rebalanced quarterly on the third Friday of each January, April, July and October.

* * *

At the end of the Reporting Period, i.e., the period since the Fund’s inception on November 6, 2020 through August 31, 2021, the pace of technological innovation continued to cause significant disruption across industries as new entrants and business models emerged and incumbents faced the threat of being dislodged. In our view, the Fund presented an attractive long-term opportunity given that its underlying secular growth Key Themes and Sub-Themes were still in the early innings of their potential value. Although the Fund’s growth style and its exposure to the emerging markets may lead to short-term volatility, we remained confident overall in the long-term strength of these Key Themes and Sub-Themes at the end of the Reporting Period.

5

INVESTMENT PROCESS

Goldman Sachs JUST U.S. Large Cap Equity ETF

Principal Investment Strategies

The Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

The Index is designed to deliver exposure to equity securities of large capitalization U.S. issuers that engage in “just business behavior” based on rankings produced by JUST Capital Foundation, Inc. (the “Index Provider”). The Index Provider publishes an annual ranking of issuers in the Russell 1000® Index (the “Reference Index”) based on its quantitative performance assessment of seven issue areas: how they treat their workers, their customers, the communities they interact with, the environment, and their shareholders, their commitment to making quality and beneficial products, and job creation.

The Index Provider seeks to encourage greater accountability in the business community and drive positive change among large publicly-traded U.S. corporations by (a) defining business behaviors that the American public cares most about (through extensive qualitative and quantitative survey research), (b) developing metrics that correspond to these issues in accordance with a robust, transparent methodology, (c) ranking the largest publicly-traded U.S. companies on the basis of these metrics, and (d) developing tools and products that allow investors to direct capital towards more “just” companies.

The Index is a market capitalization-weighted index that consists of the top-ranked 50% of companies in the Reference Index by industry, based on the most recent rankings by the Index Provider. On the annual Index reconstitution date, Index constituent weights are adjusted such that the Index is industry neutral and matches the Reference Index’s industry weights, based on the Industry Classification Benchmark (“ICB”) industry classification.

As of August 31, 2021, the Index consisted of 446 securities with a market capitalization range of between approximately $1.7 billion and $2,206.9 billion. The Index is reconstituted annually in December and rebalanced in March, June and September on dates corresponding to the rebalance dates for the Reference Index. The components of the Index may change over time. The Index Provider determines whether an issuer is a U.S. issuer by reference to the index methodology of the Reference Index. FTSE Russell, which constructs the Reference Index, will deem an issuer to be a U.S. issuer if it is incorporated in, has a stated headquarters in, and trades in the U.S.; if any of these do not match, the Reference Index methodology provides for consideration of certain additional factors.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Fund seeks to invest in the Index components in approximately the same weighting that such components have within the Index at the applicable time. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Index in the approximate Index weight. In these circumstances, the Fund may purchase a sample of securities in the Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in the Fund’s Index, purchase securities not in the Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.

The Index is calculated by Frank Russell Company (“Russell” or the “Calculation Agent”) in accordance with the methodology and constituent list developed and provided by the Index Provider.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time. The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received).

6

INVESTMENT PROCESS

For a complete overview of and more in-depth information about the Index Provider’s processes, please view its Full Ranking Methodology and Survey Research Appendices at https://justcapital.com/methodology/full-ranking-methodology/.

* * *

At the end of the Reporting Period, i.e. the 12 months ended August 31, 2021, we believed a focus on just business behavior via a data-driven approach may provide a suitable core U.S. equity allocation for investors seeking to encourage greater accountability in the business community through their investments. The Fund’s data-driven approach collects and analyzes data from a diverse range of sources, utilizing more than 120,000 data points across 85 unique metrics to score the performance of Russell 1000® Index companies. These companies are scored across a variety of issues, including worker treatment, customer concerns and environment impacts to provide broad market exposure.

7

PORTFOLIO RESULTS

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index (GTR) (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 39.56% based on net asset value (“NAV”) and 39.29% based on market price. The Index returned 39.73%, and the S&P 500® Index (Total Return, USD) (“S&P 500® Index”), a market-cap based index against which the performance of the Fund is measured, returned 31.17% during the same period.

The Fund had an NAV of $50.86 on August 31, 2020 and ended the Reporting Period with an NAV of $70.00 per share. The Fund’s market price on August 31, 2021 was $69.99 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index’s performance is compared to that of the S&P 500® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500® Index.

During the Reporting Period, the Index posted a robust double-digit positive absolute return that outperformed the S&P 500® Index. The Fund also outperformed the S&P 500® Index during the Reporting Period, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the information technology, consumer discretionary and health care sectors contributed most positively to the Index’s results relative to the S&P 500® Index. Partially offsetting these positive contributors were Index constituents in the communication services, utilities and consumer staples sectors, which detracted from the Index’s results relative to the S&P 500® Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500® Index, underweight positions in e-commerce retailing behemoth Amazon.com and information technology giant Apple and an overweight position in clinical stage biotechnology company Moderna contributed most positively (0.20%, 0.20% and 0.18% of Fund net assets as of August 31, 2021, respectively). Amazon.com and Apple posted gains within the Index but underperformed the Index during the Reporting Period. Moderna delivered a triple-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the S&P 500® Index, underweight positions in search engine Google parent company Alphabet, three-dimensional graphics processors and related software developer NVIDIA and banking institution JPMorgan Chase

8

PORTFOLIO RESULTS

detracted most (0.21%, 0.22% and 0.21% of Fund net assets as of August 31, 2021, respectively). Each of these holdings posted a robust double-digit positive return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500® Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Solactive US Large Cap Equal Weight Index	S&P 500® Index

Information Technology	20.25%	20.24%	27.95%
Health Care	14.61	14.70	13.39
Industrials	13.06	12.98	8.24
Financials	11.94	11.91	11.17
Consumer Discretionary	10.21	10.59	11.93
Consumer Staples	6.07	6.04	5.76
Real Estate	5.62	5.58	2.63
Utilities	5.29	5.20	2.50
Materials	4.73	4.90	2.56
Communication Services	4.59	4.72	11.47
Energy	3.11	3.13	2.41

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 1.27% of the Fund’s net assets as of August 31, 2021. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive US Large Cap Equal Weight Index.

9

FUND BASICS

Equal Weight U.S. Large Cap Equity ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021

Market Price[1]	$69.99
Net Asset Value (NAV)[1]	$70.00

[1]	The Market Price is the price at which the Fund’s shares are trading on the Cboe BZX Exchange, Inc. (“Cboe BZX”). The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on Cboe BZX at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP TEN HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business

Invesco S&P 500 Equal Weight ETF	0.9%	Exchange-Traded Fund
Analog Devices, Inc.	0.4	Information Technology
Ball Corp.	0.2	Materials
DraftKings, Inc., Class A	0.2	Consumer Discretionary
Datadog, Inc., Class A	0.2	Information Technology
Palantir Technologies, Inc., Class A	0.2	Information Technology
HubSpot, Inc.	0.2	Information Technology
Unity Software, Inc.	0.2	Information Technology
Workday, Inc., Class A	0.2	Information Technology
Caesars Entertainment, Inc.	0.2	Consumer Discretionary

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

10

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on September 12, 2017 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market cap-based index against which the performance of the Fund is measured, the Solactive US Large Cap Equal Weight Index (GTR) and the S&P® 500 Index (Total Return, USD), are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from September 12, 2017 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	1 Year	Since Inception
Shares based on NAV (Commenced September 12, 2017)	39.56%	16.56%

Shares based on Market Price (Commenced September 12, 2017)	39.29%	16.55%

Solactive US Large Cap Equal Weight Index (GTR)	39.73%	16.75%

S&P 500® Index (TR, unhedged, USD)	31.17%	18.30%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

11

PORTFOLIO RESULTS

Goldman Sachs Future Planet Equity ETF

Investment Objective

The Goldman Sachs Future Planet Equity ETF (the “Fund”) seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team discusses the Fund’s performance and positioning for the period since its inception on July 13, 2021 through August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 5.74% based on net asset value (“NAV”) and 5.92% based on market price. The Fund’s benchmark index, the MSCI All Country World Index (ACWI) (Net, USD, Unhedged) (the “MSCI ACWI Index”), returned 2.25% during the same period.

The Fund had an NAV of $39.89 per share on July 13, 2021 and ended the Reporting Period with an NAV of $42.18 per share. The Fund’s market price on August 31, 2021 was $42.25 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund is an actively managed exchange-traded fund (“ETF”) that seeks long-term capital appreciation by investing in companies that may be associated, at the time a given investment is first added to the Fund’s portfolio, with seeking to address environmental problems, which include, but are not limited to, Clean Energy, Resource Efficiency, Sustainable Consumption, the Circular Economy and Water Sustainability (the “Key Themes”). Additionally, as part of its investment process, the Goldman Sachs Fundamental Equity Team divides these Key Themes into multiple sub-themes.

During the Reporting Period, the Fund generated positive absolute returns and outperformed the MSCI ACWI Index. All five of the Key Themes added to relative returns, with Resource Efficiency and Clean Energy contributing most positively. Within the Key Themes, the smart cities and water treatment sub-themes added most to relative returns, while the grid services and wind sub-themes detracted most from performance.

From a country perspective, the Fund’s investments in the U.S. and Japan contributed most positively to relative performance, while positions in Taiwan and Italy detracted most from results.

Q	Which individual stock positions contributed most positively to the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI ACWI Index, the Fund benefited most from overweight positions in Daikin Industries, a Japanese multinational air conditioner manufacturing company; Albemarle, a U.S. fine chemicals manufacturer; and Aalberts N.V., a Netherlands-based maker of piping systems, surface technologies, hydronic flow control, advanced mechatronics and fluid control technologies (3.73%, 1.97% and 1.92% of Fund net assets as of August 31, 2021, respectively). Each of these stocks recorded a double-digit positive return within the MSCI ACWI Index during the Reporting Period.

Q	Which individual stock positions detracted most from the Fund’s relative returns during the Reporting Period?

A	Relative to the MSCI ACWI Index, the Fund’s overweights in Delta Electronics, a Taiwanese electronics manufacturing company; Itron, a U.S. technology company that offers products and services on energy and water resource management; and Contemporary Amperex Technology, a Chinese battery manufacturer (2.92%, 1.68% and 1.72% of Fund net assets as of August 31, 2021, respectively) detracted most from relative performance during the Reporting Period. Delta Electronics generated a single-digit loss within the MSCI ACWI Index during the Reporting Period, while Itron and Contemporary Amperex Technology posted a double-digit negative return within the MSCI ACWI Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

12

PORTFOLIO RESULTS

Q	What was the Fund’s sector positioning relative to the MSCI ACWI Index at the end of the Reporting Period?[1]

Sector Name	Fund	MSCI ACWI Index

Industrials	31.32%	9.74%
Materials	25.06	4.86
Information Technology	19.53	22.67
Utilities	11.44	2.71
Health Care	3.27	11.84
Consumer Discretionary	3.23	12.14
Consumer Staples	3.04	6.78
Energy	1.83	3.08
Communication Services	0.00	9.43
Real Estate	0.00	2.65
Financials	0.00	14.10

Q	What was the Fund’s country positioning relative to the MSCI ACWI Index at the end of the Reporting Period?[1]

Country Name	Fund	MSCI ACWI Index

U.S.	39.29%	59.58%
Japan	11.34	5.84
Denmark	5.95	0.69
China	5.11	4.05
Netherlands	5.04	1.35
U.K.	4.53	3.68
France	3.94	2.91
Italy	3.62	0.62
Germany	2.94	2.37
Taiwan	2.92	1.77
Spain	2.91	0.60
Ireland	2.31	0.19
Norway	2.21	0.16
Switzerland	2.07	2.54
Belgium	1.87	0.25
Finland	1.83	0.28
Sweden	0.67	0.96
Australia	0.18	1.77

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by MSCI. The Fund’s composition may differ over time. Consequently, the Fund’s overall country and sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Investments in the securities lending vehicle represented 1.83% of the Fund’s net assets as of August 31, 2021. Figures above may not sum to 100% due to rounding due to the presence of cash.

13

FUND BASICS

Goldman Sachs Future Planet Equity ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021

Market Price[1]	$42.25
Net Asset Value (NAV)[1]	$42.18

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business	Country

Ecolab, Inc.	4.0%	Materials	United States
Daikin Industries Ltd.	3.8	Industrials	Japan
Enel SpA	3.7	Utilities	Italy
Ball Corp.	3.4	Materials	United States
Xylem, Inc.	3.3	Industrials	United States
Danaher Corp.	3.3	Health Care	United States
Koninklijke DSM NV	3.2	Materials	Netherlands
Schneider Electric SE	3.0	Industrials	United States
Infineon Technologies AG	3.0	Information Technology	Germany
Delta Electronics, Inc.	3.0	Information Technology	Taiwan

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS FUTURE PLANET EQUITY ETF

Performance Summary

August 31, 2021

Average Annual Total Return through August 31, 2021*	Since Inception
Shares based on NAV (Commenced July 13, 2021)	5.74%

Shares based on Market Price (Commenced July 13, 2021)	5.92%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods of less than one full year are not annualized.

The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

15

PORTFOLIO RESULTS

Goldman Sachs Hedge Industry VIP ETF

Investment Objective

The Goldman Sachs Hedge Industry VIP ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP Index® (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 30.00% based on net asset value (“NAV”) and 29.83% based on market price. The Index returned 30.63%, and the S&P 500® Index (Total Return, USD) (“S&P 500® Index”), a market-cap based index against which the performance of the Fund is measured, returned 31.17% during the same period.

The Fund had an NAV of $79.37 on August 31, 2020 and ended the Reporting Period with an NAV of $103.18 per share. The Fund’s market price on August 31, 2021 was $103.21 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?[1]

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index is designed to deliver exposure to equity securities whose performance is expected to influence the long portfolios of hedge funds. Such equity securities are defined as those that appear most frequently among the top ten equity holdings of U.S. hedge fund managers that select their investments based upon fundamental analysis. Goldman Sachs Asset Management, L.P. (the “Index Provider”) is the provider of the Index, which is constructed in accordance with a rules-based methodology. Hedge fund managers report their U.S. equity holdings, which are made public 45 days after the end of each calendar quarter. The Index is reconstituted and rebalanced on a quarterly basis once the information has been fully disseminated. The construction of the Index involves accessing the identifiers and share counts of U.S. equity holdings disclosed by hedge fund managers in their quarterly 13F filings with the Securities and Exchange Commission (“SEC”). The Index is constructed to then apply share prices at the time of data collection to the numbers of shares listed in each 13F disclosure filing to calculate the dollar market value of each reported position. U.S. hedge fund managers that select their investments based upon fundamental analysis are assumed to be U.S. hedge fund managers with no fewer than 10 and more than 200 distinct U.S. equity positions, as reported in the hedge fund managers’ most recent Form 13F filings. Managers with less than $10 million of disclosed equity assets are excluded. The equity positions are then ranked within each individual hedge fund manager’s portfolio by descending market value. The approximately 50 stocks that appear most frequently in the top 10 holdings of this universe then become the Index constituents. Constituents are equal dollar-weighted at each rebalance.

The Index’s performance is compared to that of the S&P 500® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the S&P 500® Index.

During the Reporting Period, the Index posted a robust double-digit positive absolute return but underperformed the S&P 500® Index. The Fund also underperformed the S&P 500® Index during the Reporting Period, as measured by NAV.

16

PORTFOLIO RESULTS

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the information technology, industrials and materials sectors detracted most from the Index’s results relative to the S&P 500® Index during the Reporting Period. Partially offsetting these detractors were Index constituents in the communication services, health care and consumer staples sectors, which contributed positively to the Index’s results relative to the S&P 500® Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the S&P 500® Index, overweight positions in Chinese e-commerce retailer Alibaba Group Holdings, ride hailing services provider Uber Technologies and cloud-based web platform provider GoDaddy detracted most (1.83%, 1.89% and 2.09% of Fund net assets as of August 31, 2021, respectively). Each of these holdings generated a double-digit negative return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A	Relative to the S&P 500® Index, overweight positions in information technology software and services provider Sea, social networking site operator Pinterest and resort and casino chain operator Caesars Entertainment contributed most positively (2.34%, 0.00%[1] and 0.00%[1] of Fund net assets as of August 31, 2021, respectively). Sea posted a triple-digit gain within the Index during the Reporting Period, and Pinterest and Caesars Entertainment each generated a double-digit positive return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the S&P 500® Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	GS Hedge Fund VIP IndexTM	S&P 500® Index

Information Technology	41.67%	42.89%	27.95%

Communication Services	18.67	18.32	11.47

Consumer Discretionary	17.49	17.17	11.93

Industrials	7.89	7.75	8.24

Health Care	6.26	6.14	13.39

Financials	5.86	5.75	11.17

Utilities	2.01	1.97	2.50

Consumer Staples	0.00	0.00	5.76

Energy	0.00	0.00	2.41

Materials	0.00	0.00	2.56
Real Estate	0.00	0.00	2.63

[1]	Some weights are 0.00% at August 31, 2021 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period as they did not meet the Fund’s investment criteria.

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Standard & Poor’s. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Goldman Sachs Hedge Fund VIP Index®.

17

FUND BASICS

Hedge Industry VIP ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021

Market Price[1]	$103.21
Net Asset Value (NAV)[1]	$103.18

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business	Country

Palo Alto Networks, Inc.	2.5%	Information Technology	United States
Sea Ltd. ADR	2.3	Communication Services	Taiwan
NVIDIA Corp.	2.3	Information Technology	United States
Xilinx, Inc.	2.2	Information Technology	United States
Bath & Body Works, Inc.	2.2	Consumer Discretionary	United States
United Therapeutics Corp.	2.2	Health Care	United States
salesforce.com, Inc.	2.1	Information Technology	United States
Amazon.com, Inc.	2.1	Consumer Discretionary	United States
Fiserv, Inc.	2.1	Information Technology	United States
Alphabet, Inc., Class A	2.1	Communication Services	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

18

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on November 1, 2016 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market cap- based index against which the performance of the Fund is measured, the Goldman Sachs Hedge Fund VIP Index™ and the S&P 500® Index (Total Return, USD) are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Hedge Industry VIP ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2016 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	1 Year Return	Since Inception
Shares based on NAV (Commenced November 1, 2016)	30.00%	22.17%

Shares based on Market Price (Commenced November 1, 2016)	29.83%	22.18%

Goldman Sachs Hedge Fund VIP Index™	30.63%	22.76%

S&P 500® Index (Total Return, USD)	31.17%	19.30%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

19

PORTFOLIO RESULTS

Goldman Sachs Innovate Equity ETF

Investment Objective

The Goldman Sachs Innovate Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive Innovative Global Equity Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Fundamental Equity Team discusses the Fund’s performance and positioning for the period since inception on November 6, 2020 through August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 26.80% based on net asset value (“NAV”) and 27.02% based on market price. The Index returned 27.38% during the same period.

The Fund had an NAV of $50.03 per share on November 6, 2020 and ended the Reporting Period with an NAV of $63.23 per share. The Fund’s market price on August 31, 2021 was $63.34 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. Also, unlike many investment companies, the Fund does not attempt to outperform the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

During the Reporting Period, the Fund generated positive absolute returns that closely tracked the Index, as measured by NAV. All five of the Key Themes contributed positively to the Index’s performance.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period?

A	During the Reporting Period, the Index benefited most from positions in Alphabet, a U.S.-based technology conglomerate; NVIDIA, a U.S-based designer and manufacturer of computer graphics processors, chipsets and related multimedia software; and Moderna, a U.S.-based pharmaceutical and biotechnology company (2.09%, 2.16% and 0.48% of Fund net assets as of August 31, 2021, respectively). Alphabet and NVIDIA each posted a robust double-digit positive return within the Index during the Reporting Period, while Moderna recorded a strong triple-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the least to the Index’s returns during the Reporting Period?

A	Positions in Alibaba Group, a Chinese multinational technology company; Tencent Holdings, a China-based multinational technology conglomerate; and Gaotu Techdue, a China-based holding company principally involved in the provision of technology-driven education services (1.59%, 1.27% and 0.00%[1] of Fund net assets as of August 31, 2021, respectively) contributed the least to Index returns. Each of these holdings posted a double-digit negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, the Fund did not invest in derivatives or similar instruments. The Fund does not employ

[1]	Some weights are 0.00% at August 31, 2021 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period as they did not meet the Fund’s investment criteria.

20

PORTFOLIO RESULTS

derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	Index

Information Technology	33.71%	33.71%

Health Care	18.82	18.82

Consumer Discretionary	17.25	17.25

Communication Services	13.25	13.25

Industrials	7.00	7.00

Financials	6.58	6.58

Utilities	1.51	1.51

Consumer Staples	0.74	0.74

Real Estate	0.52	0.52

Energy	0.18	0.18
Materials	0.08	0.08

Q	What was the Fund’s country positioning relative to the Index at the end of the Reporting Period?[2]

Country Name	Fund[3]	Index

U.S.	71.57%	71.57%

China	7.26	7.26

Japan	4.05	4.05

Germany	2.95	2.95

United Kingdom	2.19	2.19

Hong Kong	1.71	1.71

France	1.59	1.59

Canada	1.55	1.55

Netherlands	1.15	1.15

Switzerland	1.12	1.12

Korea	1.12	1.12

Argentina	0.67	0.67

Taiwan	0.60	0.60

Singapore	0.58	0.58

Australia	0.46	0.46

Israel	0.25	0.25

Finland	0.25	0.25

Belgium	0.20	0.20

Sweden	0.20	0.20

Cyprus	0.08	0.08

United Arab Emirates	0.06	0.06

Turkey	0.04	0.04
Spain	0.00	0.00

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. Investments in the securities lending vehicle represented 2.64% of the Fund’s net assets as of August 31, 2021. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive Innovative Global Equity Index.

21

FUND BASICS

Goldman Sachs Innovate Equity ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021

Market Price[1]	$63.34
Net Asset Value (NAV)[1]	$63.23

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business	Country
NVIDIA Corp.	2.2%	Information Technology	United States
Alphabet, Inc., Class A	2.1	Communication Services	United States
Facebook, Inc., Class A	2.1	Communication Services	United States
Microsoft Corp.	2.1	Information Technology	United States
Apple, Inc.	2.0	Information Technology	United States
Amazon.com, Inc.	2.0	Consumer Discretionary	United States
Tesla, Inc.	1.8	Consumer Discretionary	United States
Alibaba Group Holding Ltd. ADR	1.6	Consumer Discretionary	China
Tencent Holdings Ltd.	1.3	Communication Services	China
Intel Corp.	0.9	Information Technology	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

22

GOLDMAN SACHS INNOVATE EQUITY ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on November 6, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the Solactive Innovative Global Equity Index (Net Total Return, USD), a market cap- based index against which the performance of the Fund is measured, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Innovate Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 6, 2020 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	Since Inception
Shares based on NAV (Commenced November 6, 2020)	26.80%

Shares based on Market Price (Commenced November 6, 2020)	27.02%

Solactive Innovative Global Equity Index (Net Total Return, USD)	27.38%

*	Total return for periods of less than one year represents cumulative total return. Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculations assumes all management fees incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns. Total returns for periods of less than one full year are not annualized.

23

PORTFOLIO RESULTS

Goldman Sachs JUST U.S. Large Cap Equity ETF

Investment Objective

The Goldman Sachs JUST U.S. Large Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 30.61% based on net asset value (“NAV”) and 30.76% based on market price. The Index returned 30.90%, and the Russell 1000® Index (Total Return, USD) (“Russell 1000® Index”), a market-cap based index against which the performance of the Fund is measured, returned 32.25% during the same period.

The Fund had an NAV of $50.92 on August 31, 2020 and ended the Reporting Period with an NAV of $65.65 per share. The Fund’s market price on August 31, 2021 was $65.68 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

The Index’s performance is compared to that of the Russell 1000® Index below. Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Russell 1000® Index.

During the Reporting Period, the Index posted robust double-digit positive absolute returns but underperformed the Russell 1000® Index. The Fund also underperformed the Russell 1000® Index during the Reporting Period, as measured by NAV.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which detracted most?

A	Index constituents in the information technology and industrials sectors detracted most from the Index’s results relative to the Russell 1000® Index during the Reporting Period. Index constituents in the consumer staples and health care sectors contributed most positively to the Index’s results relative to the Russell 1000® Index during the Reporting Period.

Q	Which individual stock positions detracted the most from the Index’s results during the Reporting Period?

A	Relative to the Russell 1000® Index, positions in information technology giant Apple, diversified industrial conglomerate General Electric and financial services company Wells Fargo & Company, each rather neutral in weighting, detracted most (6.46%, 0.37% and 0.62% of Fund net assets as of August 31, 2021, respectively). Apple and Wells Fargo & Company each generated a double-digit gain within the Index during the Reporting Period, while General Electric posted a triple-digit gain during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s relative returns during the Reporting Period?

A

Relative to the Russell 1000® Index, positions in health care equipment and supplies company Abbott Laboratories, household and personal products consumer staples company Procter & Gamble and U.S. bank Bank of America, each

24

PORTFOLIO RESULTS

rather neutral in weighting, contributed most positively (0.63%, 1.31% and 1.03% of Fund net assets as of August 31, 2021, respectively). Abbott Laboratories and Bank of America each generated a double-digit gain within the Index during the Reporting Period, while Procter & Gamble posted a single-digit gain within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not invest in derivatives or similar instruments during the Reporting Period. The Fund does not employ derivatives as a source of alpha generation, although it may use them to equitize excess cash.

Q	What was the Fund’s sector positioning relative to the Index and the Russell 1000® Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	JUST US Large Cap Diversified Index	Russell 1000® Index

Information Technology	29.26%	29.27%	28.14%

Health Care	12.96	12.95	13.27

Communication Services	11.73	11.72	10.83

Financials	11.60	11.60	11.37

Consumer Discretionary	11.11	11.10	11.99

Industrials	7.68	7.68	8.80

Consumer Staples	6.24	6.23	5.41

Energy	2.46	2.46	2.29

Utilities	2.43	2.43	2.40

Real Estate	2.34	2.35	3.16
Materials	2.19	2.19	2.34

[1]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by GICS. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.10% of the Fund’s net assets as of August 31, 2021. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the JUST US Large Cap Diversified Index.

25

FUND BASICS

Goldman Sachs JUST U.S. Large Cap Equity ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021

Market Price[1]	$65.68
Net Asset Value (NAV)[1]	$65.65

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of the Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business

Apple, Inc.	6.4%	Information Technology
Microsoft Corp.	6.2	Information Technology
Amazon.com, Inc.	4.4	Consumer Discretionary
Facebook, Inc., Class A	2.5	Communication Services
Alphabet, Inc., Class A	2.4	Communication Services
Alphabet, Inc., Class C	2.2	Communication Services
JPMorgan Chase & Co.	1.6	Financials
NVIDIA Corp.	1.5	Information Technology
Johnson & Johnson	1.3	Health Care
Procter & Gamble Co. (The)	1.3	Consumer Staples

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

26

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on June 7, 2018 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index and a market-cap based index against which the performance of the Fund is measured, the JUST US Large Cap Diversified Index and the Russell 1000® Index (Total Return, USD) are shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs JUST U.S. Large Cap Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 7, 2018 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	1 Year Return	Since Inception
Shares based on NAV (Commenced June 7, 2018)	30.61%	18.41%

Shares based on Market Price (Commenced June 7, 2018)	30.76%	18.42%

JUST US Large Cap Diversified Index	30.90%	18.70%

Russell 1000® Index	32.25%	18.77%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade at 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

27

FUND BASICS

Index Definitions and Industry Terms

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

Solactive US Large Cap Equal Weight Index (GTR) is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of an Index by Solactive AG nor the licensing of the Index or Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund. It is not possible to invest directly in an index.

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

Goldman Sachs Future Planet Equity ETF

MSCI All Country World Investable Market Index captures large, mid and small cap representation across 23 developed markets and 26 emerging markets countries.

Goldman Sachs Hedge Industry VIP ETF

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

The Goldman Sachs Hedge Fund VIP IndexTM is owned and maintained by the Index Provider. The Index is calculated by Solactive AG. The Index consists of the US-listed stocks whose performance is expected to influence the long portfolios of hedge funds. Those stocks are defined as the positions that appear most frequently among the top 10 long equity holdings within the portfolios of fundamentally-driven hedge fund managers. It is not possible to invest directly in an unmanaged index.

Goldman Sachs Innovate Equity ETF

The Solactive Innovative Global Equity Index is comprised of the securities that compose the five Solactive Thematic Indexes, which include companies from the “Data-Driven World”, “Finance Reimagined”, “Human Evolution”, “Manufacturing Revolution”, and “New Age Consumer” themes. The weight of each index constituent within the Solactive Innovate Global Equity Index is equal to the average weight of such index constituent across the Solactive Thematic Indexes, subject to specified minimum and maximum weights.

Goldman Sachs JUST U.S. Large Cap Equity ETF

“JUST” and “JUST Capital” are trademarks of JUST Capital Foundation, Inc. or its affiliates and have been licensed for use in connection with the issuance and distribution of the Goldman Sachs JUST U.S. Large Cap Equity ETF. JUST Capital Foundation, Inc. and its affiliates do not in any way recommend the purchase, sale or holding of any security based on the JUST US Large Cap Diversified Index including the Goldman Sachs JUST U.S. Large Cap Equity ETF, or have any involvement in their operations or distribution. JUST Capital Foundation, Inc., its affiliates, calculation agent, and data providers expressly disclaim all representations, warranties, and liabilities relating to or in connection with the Goldman Sachs JUST U.S. Large Cap Equity ETF (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability, and fitness for a particular purpose). Frank Russell Company (“Russell”) acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index. Russell does not in any way sponsor, support, promote or endorse the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF. In no event shall any Russell party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation, lost profits) or any other damages in connection with the JUST US Large Cap Diversified Index.

The Russell 1000® Index is an index of approximately 1,000 of the largest companies in the U.S. equity market. The Russell 1000® is a subset of the Russell 3000® Index. It represents the top companies by market capitalization. The Russell 1000® typically comprises approximately 90% of the total market capitalization of all listed U.S. stocks. It is considered a bellwether index for large cap investing.

28

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 98.8%
Communication Services – 4.6%
20,552	Activision Blizzard, Inc.	$1,692,868
625	Alphabet, Inc., Class A*	1,808,719
59,907	AT&T, Inc.	1,642,650
2,189	Charter Communications, Inc., Class A*	1,787,669
29,056	Comcast Corp., Class A	1,763,118
12,061	Electronic Arts, Inc.	1,751,378
4,691	Facebook, Inc., Class A*	1,779,672
12,565	IAC/InterActiveCorp*	1,659,208
9,283	Liberty Broadband Corp., Class C *	1,776,024
142,835	Lumen Technologies, Inc.	1,756,870
11,250	Match Group, Inc.*	1,546,200
3,275	Netflix, Inc.*	1,864,097
23,144	Omnicom Group, Inc.	1,694,604
28,162	Pinterest, Inc., Class A*	1,564,962
20,821	ROBLOX Corp., Class A*	1,708,363
4,035	Roku, Inc.*	1,421,934
22,859	Snap, Inc., Class A*	1,739,798
10,477	Take-Two Interactive Software, Inc.*	1,689,102
11,756	T-Mobile US, Inc.*	1,610,807
24,466	Twitter, Inc.*	1,578,057
30,220	Verizon Communications, Inc.	1,662,100
43,366	ViacomCBS, Inc., Class B	1,797,521
9,767	Walt Disney Co. (The)*	1,770,757

		39,066,478

Consumer Discretionary – 10.3%
7,943	Advance Auto Parts, Inc.	1,611,238
500	Amazon.com, Inc.*	1,735,395
1,023	AutoZone, Inc.*	1,584,780
26,215	Bath & Body Works, Inc.	1,768,988
14,720	Best Buy Co., Inc.	1,715,027
788	Booking Holdings, Inc.*	1,812,140
4,951	Burlington Stores, Inc.*	1,482,775
19,390	Caesars Entertainment, Inc.*	1,970,606
12,227	CarMax, Inc.*	1,530,943
78,090	Carnival Corp.*	1,885,093
5,081	Carvana Co.*	1,666,873
892	Chipotle Mexican Grill, Inc.*	1,697,770
11,330	Darden Restaurants, Inc.	1,706,864
7,166	Dollar General Corp.	1,597,373
17,111	Dollar Tree, Inc.*	1,549,230
3,125	Domino’s Pizza, Inc.	1,615,281
17,367	D.R. Horton, Inc.	1,660,633
34,260	DraftKings, Inc., Class A*	2,031,275
24,459	eBay, Inc.	1,876,984
8,267	Etsy, Inc.*	1,787,821
10,855	Expedia Group, Inc.*	1,568,548
123,232	Ford Motor Co.*	1,605,713
10,387	Garmin Ltd.	1,811,804
31,545	General Motors Co.*	1,546,020
13,332	Genuine Parts Co.	1,629,037
16,797	Hasbro, Inc.	1,651,313
13,432	Hilton Worldwide Holdings, Inc.*	1,677,120
5,088	Home Depot, Inc. (The)	1,659,604
15,787	Lennar Corp., Class A	1,694,103
8,764	Lowe’s Cos., Inc.	1,786,892

Common Stocks – (continued)
Consumer Discretionary – (continued)
12,084	Marriott International, Inc., Class A*	1,633,032
7,177	McDonald’s Corp.	1,704,250
44,296	MGM Resorts International	1,887,896
9,791	NIKE, Inc., Class B	1,612,969
316	NVR, Inc.*	1,636,861
2,778	O’Reilly Automotive, Inc.*	1,650,354
14,148	Peloton Interactive, Inc., Class A*	1,417,488
3,457	Pool Corp.	1,708,795
30,888	PulteGroup, Inc.	1,663,628
13,821	Ross Stores, Inc.	1,636,406
23,126	Royal Caribbean Cruises Ltd.*	1,913,214
14,246	Starbucks Corp.	1,673,763
81,444	Stellantis NV	1,630,509
6,411	Target Corp.	1,583,389
2,344	Tesla, Inc.*	1,724,528
24,508	TJX Cos., Inc. (The)	1,782,222
9,088	Tractor Supply Co.	1,765,344
4,827	Ulta Beauty, Inc.*	1,869,545
20,894	VF Corp.	1,597,764
6,888	Wayfair, Inc., Class A*	1,933,806
7,520	Whirlpool Corp.	1,665,906
12,609	Yum! Brands, Inc.	1,652,157

		88,261,069

Consumer Staples – 6.0%
35,703	Altria Group, Inc.	1,793,362
28,461	Archer-Daniels-Midland Co.	1,707,660
23,923	Brown-Forman Corp., Class B	1,679,873
20,142	Church & Dwight Co., Inc.	1,685,080
10,140	Clorox Co. (The)	1,704,027
29,887	Coca-Cola Co. (The)	1,682,937
21,531	Colgate-Palmolive Co.	1,678,341
51,623	Conagra Brands, Inc.	1,709,754
7,626	Constellation Brands, Inc., Class A	1,610,154
3,873	Costco Wholesale Corp.	1,764,113
5,150	Estee Lauder Cos., Inc. (The), Class A	1,753,523
28,941	General Mills, Inc.	1,673,079
9,397	Hershey Co. (The)	1,669,847
36,904	Hormel Foods Corp.	1,680,608
12,852	J M Smucker Co. (The)	1,589,407
26,901	Kellogg Co.	1,698,529
48,945	Keurig Dr Pepper, Inc.	1,745,868
12,574	Kimberly-Clark Corp.	1,732,823
44,831	Kraft Heinz Co. (The)	1,613,468
40,042	Kroger Co. (The)	1,843,133
20,266	McCormick & Co., Inc.	1,748,753
26,972	Mondelez International, Inc., Class A	1,674,152
18,219	Monster Beverage Corp.*	1,777,628
10,877	PepsiCo, Inc.	1,701,054
16,893	Philip Morris International, Inc.	1,739,979
11,763	Procter & Gamble Co. (The)	1,674,934
23,383	Sysco Corp.	1,862,456
23,806	Tyson Foods, Inc., Class A	1,869,247
35,808	Walgreens Boots Alliance, Inc.	1,817,256
11,741	Walmart, Inc.	1,738,842

		51,619,887

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Energy – 3.1%
19,506	Cheniere Energy, Inc.*	$1,705,995
16,629	Chevron Corp.	1,609,188
30,047	ConocoPhillips	1,668,510
23,346	EOG Resources, Inc.	1,576,322
29,244	Exxon Mobil Corp.	1,594,383
85,658	Halliburton Co.	1,711,447
23,057	Hess Corp.	1,585,169
96,619	Kinder Morgan, Inc.	1,571,991
30,393	Marathon Petroleum Corp.	1,801,393
63,324	Occidental Petroleum Corp.	1,626,793
31,981	ONEOK, Inc.	1,679,642
23,082	Phillips 66	1,640,899
11,107	Pioneer Natural Resources Co.	1,662,385
59,391	Schlumberger NV	1,665,324
25,141	Valero Energy Corp.	1,667,100
66,540	Williams Cos., Inc. (The)	1,642,872

		26,409,413

Financials – 11.8%
30,371	Aflac, Inc.	1,721,428
12,911	Allstate Corp. (The)	1,746,600
32,969	Ally Financial, Inc.	1,744,060
9,902	American Express Co.	1,643,336
35,392	American International Group, Inc.	1,930,988
6,480	Ameriprise Financial, Inc.	1,768,457
6,424	Aon PLC, Class A	1,842,789
42,136	Arch Capital Group Ltd.*	1,731,790
12,199	Arthur J Gallagher & Co.	1,752,020
43,367	Bank of America Corp.	1,810,572
32,279	Bank of New York Mellon Corp. (The)	1,782,446
5,983	Berkshire Hathaway, Inc., Class B*	1,709,762
1,898	BlackRock, Inc.	1,790,364
14,502	Blackstone, Inc.	1,823,337
10,259	Capital One Financial Corp.	1,702,686
24,561	Charles Schwab Corp. (The)	1,789,269
9,779	Chubb Ltd.	1,798,554
14,348	Cincinnati Financial Corp.	1,770,543
24,279	Citigroup, Inc.	1,745,903
39,370	Citizens Financial Group, Inc.	1,724,012
8,028	CME Group, Inc.	1,619,408
7,119	Coinbase Global, Inc., Class A*	1,843,821
13,128	Discover Financial Services	1,683,272
45,512	Fifth Third Bancorp	1,768,596
8,510	First Republic Bank	1,692,979
4,399	Goldman Sachs Group, Inc. (The)(a)	1,819,030
25,915	Hartford Financial Services Group, Inc. (The)	1,742,006
116,336	Huntington Bancshares, Inc.	1,806,698
14,136	Intercontinental Exchange, Inc.	1,689,676
10,971	JPMorgan Chase & Co.	1,754,811
83,961	KeyCorp	1,706,088
25,585	KKR & Co., Inc.	1,644,860
12,405	M&T Bank Corp.	1,736,824
1,383	Markel Corp.*	1,756,756
3,458	MarketAxess Holdings, Inc.	1,645,731
11,206	Marsh & McLennan Cos., Inc.	1,761,583

Common Stocks – (continued)
Financials – (continued)
29,121	MetLife, Inc.	1,805,502
4,401	Moody’s Corp.	1,675,769
17,262	Morgan Stanley	1,802,671
2,691	MSCI, Inc.	1,707,655
8,850	Nasdaq, Inc.	1,732,653
15,005	Northern Trust Corp.	1,778,393
9,001	PNC Financial Services Group, Inc. (The)	1,720,091
26,781	Principal Financial Group, Inc.	1,789,239
17,567	Progressive Corp. (The)	1,692,405
16,553	Prudential Financial, Inc.	1,752,632
12,986	Raymond James Financial, Inc.	1,816,741
85,846	Regions Financial Corp.	1,753,834
3,804	S&P Global, Inc.	1,688,291
19,170	State Street Corp.	1,781,085
3,034	SVB Financial Group*	1,697,523
35,184	Synchrony Financial	1,750,404
7,998	T. Rowe Price Group, Inc.	1,790,512
11,189	Travelers Cos., Inc. (The)	1,786,995
30,378	Truist Financial Corp.	1,733,369
30,216	US Bancorp	1,734,096
35,879	Wells Fargo & Co.	1,639,670
8,050	Willis Towers Watson PLC	1,776,796

		101,407,381

Health Care – 14.5%
9,117	10X Genomics, Inc., Class A*	1,603,863
13,798	Abbott Laboratories	1,743,653
14,449	AbbVie, Inc.	1,745,150
5,094	ABIOMED, Inc.*	1,854,012
10,913	Agilent Technologies, Inc.	1,914,904
2,386	Align Technology, Inc.*	1,691,674
9,256	Alnylam Pharmaceuticals, Inc.*	1,864,436
13,076	AmerisourceBergen Corp.	1,598,018
7,274	Amgen, Inc.	1,640,505
4,238	Anthem, Inc.	1,589,801
44,495	Avantor, Inc.*	1,754,883
22,256	Baxter International, Inc.	1,696,352
6,601	Becton Dickinson and Co.	1,661,472
4,960	Biogen, Inc.*	1,680,994
21,781	BioMarin Pharmaceutical, Inc.*	1,834,178
2,232	Bio-Rad Laboratories, Inc., Class A*	1,796,358
3,468	Bio-Techne Corp.	1,731,018
37,697	Boston Scientific Corp.*	1,702,020
24,309	Bristol-Myers Squibb Co.	1,625,300
28,103	Cardinal Health, Inc.	1,475,126
13,687	Catalent, Inc.*	1,785,332
24,323	Centene Corp.*	1,531,863
20,814	Cerner Corp.	1,589,149
4,095	Charles River Laboratories International, Inc.*	1,817,607
7,234	Cigna Corp.	1,531,076
4,009	Cooper Cos., Inc. (The)	1,806,896
20,263	CVS Health Corp.	1,750,521
5,526	Danaher Corp.	1,791,308
26,024	DENTSPLY SIRONA, Inc.	1,605,681
3,254	Dexcom, Inc.*	1,722,733

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
14,743	Edwards Lifesciences Corp.*	$1,727,585
45,946	Elanco Animal Health, Inc.*	1,533,677
6,321	Eli Lilly & Co.	1,632,651
15,888	Exact Sciences Corp.*	1,658,389
24,190	Gilead Sciences, Inc.	1,760,548
6,696	HCA Healthcare, Inc.	1,693,954
21,983	Hologic, Inc.*	1,739,954
15,417	Horizon Therapeutics PLC*	1,666,424
3,959	Humana, Inc.	1,605,058
2,414	IDEXX Laboratories, Inc.*	1,626,457
3,369	Illumina, Inc.*	1,540,172
21,564	Incyte Corp.*	1,649,430
6,051	Insulet Corp.*	1,802,048
1,687	Intuitive Surgical, Inc.*	1,777,356
6,787	IQVIA Holdings, Inc.*	1,762,788
9,656	Johnson & Johnson	1,671,743
5,561	Laboratory Corp. of America Holdings*	1,687,096
6,081	Masimo Corp.*	1,651,235
8,042	McKesson Corp.	1,641,694
13,022	Medtronic PLC	1,738,177
22,143	Merck & Co., Inc.	1,689,289
1,122	Mettler-Toledo International, Inc.*	1,742,275
4,069	Moderna, Inc.*	1,532,752
6,017	Molina Healthcare, Inc.*	1,617,189
7,493	Novavax, Inc.*	1,787,380
9,098	PerkinElmer, Inc.	1,681,310
37,007	Pfizer, Inc.	1,704,912
11,378	Quest Diagnostics, Inc.	1,738,900
2,830	Regeneron Pharmaceuticals, Inc.*	1,905,722
6,139	ResMed, Inc.	1,783,564
10,448	Seagen, Inc.*	1,751,085
7,750	STERIS PLC	1,666,327
6,342	Stryker Corp.	1,757,368
4,456	Teleflex, Inc.	1,762,170
3,128	Thermo Fisher Scientific, Inc.	1,735,884
3,983	UnitedHealth Group, Inc.	1,658,003
4,976	Veeva Systems, Inc., Class A*	1,651,932
8,370	Vertex Pharmaceuticals, Inc.*	1,676,427
119,376	Viatris, Inc.	1,746,471
4,277	Waters Corp.*	1,770,764
3,989	West Pharmaceutical Services, Inc.	1,801,512
11,335	Zimmer Biomet Holdings, Inc.	1,705,351
8,184	Zoetis, Inc.	1,674,119

		124,243,025

Industrials – 12.7%
8,485	3M Co.	1,652,369
12,201	AMETEK, Inc.	1,658,970
7,329	Boeing Co. (The)*	1,608,716
29,337	Carrier Global Corp.	1,689,811
8,090	Caterpillar, Inc.	1,705,938
18,561	C.H. Robinson Worldwide, Inc.	1,671,604
4,339	Cintas Corp.	1,717,246
11,387	Copart, Inc.*	1,643,372
19,461	CoStar Group, Inc.*	1,649,125
52,464	CSX Corp.	1,706,654

Common Stocks – (continued)
Industrials – (continued)
7,180	Cummins, Inc.	1,694,336
4,628	Deere & Co.	1,749,523
43,042	Delta Air Lines, Inc.*	1,740,619
10,019	Dover Corp.	1,746,913
10,359	Eaton Corp. PLC	1,744,041
16,665	Emerson Electric Co.	1,758,158
6,557	Equifax, Inc.	1,785,209
13,345	Expeditors International of Washington, Inc.	1,663,321
30,387	Fastenal Co.	1,697,114
6,049	FedEx Corp.	1,607,159
22,725	Fortive Corp.	1,678,696
16,859	Fortune Brands Home & Security, Inc.	1,641,561
4,207	Generac Holdings, Inc.*	1,838,375
8,582	General Dynamics Corp.	1,719,060
16,423	General Electric Co.	1,731,148
7,318	Honeywell International, Inc.	1,697,117
7,412	IDEX Corp.	1,660,288
14,421	IHS Markit Ltd.	1,739,173
7,357	Illinois Tool Works, Inc.	1,713,151
32,965	Ingersoll Rand, Inc.*	1,747,804
13,024	Jacobs Engineering Group, Inc.	1,757,719
9,963	J.B. Hunt Transport Services, Inc.	1,767,436
23,379	Johnson Controls International PLC	1,748,749
6,374	Kansas City Southern	1,788,991
7,343	L3Harris Technologies, Inc.	1,710,992
17,483	Leidos Holdings, Inc.	1,715,257
4,644	Lockheed Martin Corp.	1,670,911
32,889	Lyft, Inc., Class A*	1,565,845
28,108	Masco Corp.	1,706,718
6,592	Norfolk Southern Corp.	1,671,336
4,700	Northrop Grumman Corp.	1,728,190
6,199	Old Dominion Freight Line, Inc.	1,789,775
18,481	Otis Worldwide Corp.	1,704,318
20,622	PACCAR, Inc.	1,688,323
5,478	Parker-Hannifin Corp.	1,625,158
19,412	Raytheon Technologies Corp.	1,645,361
14,103	Republic Services, Inc.	1,750,605
5,396	Rockwell Automation, Inc.	1,756,128
3,430	Roper Technologies, Inc.	1,657,650
33,870	Southwest Airlines Co.*	1,686,049
8,547	Stanley Black & Decker, Inc.	1,651,879
8,441	Trane Technologies PLC	1,675,539
2,714	TransDigm Group, Inc.*	1,648,674
14,119	TransUnion	1,715,882
40,068	Uber Technologies, Inc.*	1,568,262
7,692	Union Pacific Corp.	1,667,933
36,366	United Airlines Holdings, Inc.*	1,691,383
8,763	United Parcel Service, Inc., Class B	1,714,306
5,096	United Rentals, Inc.*	1,797,104
9,024	Verisk Analytics, Inc.	1,820,682
11,262	Waste Management, Inc.	1,746,849
19,603	Westinghouse Air Brake Technologies Corp.	1,760,153
3,832	W.W. Grainger, Inc.	1,661,938
13,269	Xylem, Inc.	1,808,697

		109,121,363

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Information Technology – 20.3%
5,306	Accenture PLC, Class A	$1,785,787
2,711	Adobe, Inc.*	1,799,291
14,206	Advanced Micro Devices, Inc.*	1,572,888
15,013	Akamai Technologies, Inc.*	1,700,222
22,894	Amphenol Corp., Class A	1,754,367
20,476	Analog Devices, Inc.	3,336,564
4,525	ANSYS, Inc.*	1,653,254
11,452	Apple, Inc.	1,738,757
11,709	Applied Materials, Inc.	1,582,237
4,431	Arista Networks, Inc.*	1,637,387
5,140	Autodesk, Inc.*	1,593,863
7,908	Automatic Data Processing, Inc.	1,653,088
3,449	Broadcom, Inc.	1,714,877
9,700	Broadridge Financial Solutions, Inc.	1,670,534
11,225	Cadence Design Systems, Inc.*	1,835,063
8,980	CDW Corp.	1,801,478
17,069	Ceridian HCM Holding, Inc.*	1,917,702
30,172	Cisco Systems, Inc.	1,780,751
14,034	Cloudflare, Inc., Class A*	1,694,465
18,708	Cognex Corp.	1,657,903
22,715	Cognizant Technology Solutions Corp., Class A	1,733,382
40,420	Corning, Inc.	1,616,396
7,871	Coupa Software, Inc.*	1,926,900
6,481	Crowdstrike Holdings, Inc., Class A*	1,821,161
14,710	Datadog, Inc., Class A*	2,027,038
17,238	Dell Technologies, Inc., Class C *	1,680,016
5,701	DocuSign, Inc.*	1,688,864
8,737	Enphase Energy, Inc.*	1,517,879
13,407	Entegris, Inc.	1,610,717
2,946	EPAM Systems, Inc.*	1,864,258
3,337	Fair Isaac Corp.*	1,534,152
12,993	Fidelity National Information Services, Inc.	1,660,116
15,573	Fiserv, Inc.*	1,834,344
6,754	FleetCor Technologies, Inc.*	1,778,193
5,590	Fortinet, Inc.*	1,761,633
5,700	Gartner, Inc.*	1,759,818
10,150	Global Payments, Inc.	1,650,796
20,156	GoDaddy, Inc., Class A*	1,477,636
113,956	Hewlett Packard Enterprise Co.	1,761,760
57,270	HP, Inc.	1,703,210
2,895	HubSpot, Inc.*	1,981,541
31,125	Intel Corp.	1,682,618
11,735	International Business Machines Corp.	1,646,890
3,167	Intuit, Inc.	1,792,870
9,649	Jack Henry & Associates, Inc.	1,701,891
10,045	Keysight Technologies, Inc.*	1,801,872
4,771	KLA Corp.	1,621,949
2,586	Lam Research Corp.	1,564,065
27,045	Marvell Technology, Inc.	1,654,884
4,586	Mastercard, Inc., Class A	1,587,811
11,317	Microchip Technology, Inc.	1,780,843
20,372	Micron Technology, Inc.*	1,501,416
5,881	Microsoft Corp.	1,775,356
4,644	MongoDB, Inc.*	1,819,659

Common Stocks – (continued)
Information Technology – (continued)
3,628	Monolithic Power Systems, Inc.	1,795,606
7,541	Motorola Solutions, Inc.	1,841,663
20,597	NetApp, Inc.	1,831,691
30,800	Nuance Communications, Inc.*	1,695,540
8,361	NVIDIA Corp.	1,871,610
6,877	Okta, Inc.*	1,812,777
36,620	ON Semiconductor Corp.*	1,624,463
18,730	Oracle Corp.	1,669,405
75,285	Palantir Technologies, Inc., Class A*	1,983,007
4,182	Palo Alto Networks, Inc.*	1,928,069
14,718	Paychex, Inc.	1,684,770
3,856	Paycom Software, Inc.*	1,885,198
6,161	PayPal Holdings, Inc.*	1,778,434
12,640	PTC, Inc.*	1,664,182
8,536	Qorvo, Inc.*	1,605,024
11,338	QUALCOMM, Inc.	1,663,171
6,539	RingCentral, Inc., Class A*	1,649,528
6,991	salesforce.com, Inc.*	1,854,503
18,682	Seagate Technology Holdings PLC	1,636,356
2,879	ServiceNow, Inc.*	1,853,040
8,983	Skyworks Solutions, Inc.	1,648,021
6,181	Snowflake, Inc., Class A*	1,881,187
11,981	Splunk, Inc.*	1,831,536
6,345	Square, Inc., Class A*	1,700,904
21,965	SS&C Technologies Holdings, Inc.	1,661,872
5,807	Synopsys, Inc.*	1,929,318
11,279	TE Connectivity Ltd.	1,694,331
3,709	Teledyne Technologies, Inc.*	1,718,676
13,125	Teradyne, Inc.	1,593,900
8,770	Texas Instruments, Inc.	1,674,281
19,842	Trade Desk, Inc. (The), Class A*	1,588,352
19,354	Trimble, Inc.*	1,823,534
4,529	Twilio, Inc., Class A*	1,616,672
3,437	Tyler Technologies, Inc.*	1,669,351
27,463	UiPath, Inc., Class A*(b)	1,735,662
15,584	Unity Software, Inc.*	1,975,272
7,916	VeriSign, Inc.*	1,711,914
7,111	Visa, Inc., Class A	1,629,130
10,753	VMware, Inc., Class A*(b)	1,600,799
25,466	Western Digital Corp.*	1,609,451
7,219	Workday, Inc., Class A*	1,971,942
11,983	Xilinx, Inc.	1,864,435
2,999	Zebra Technologies Corp., Class A*	1,760,923
13,283	Zendesk, Inc.*	1,641,779
4,352	Zoom Video Communications, Inc., Class A*	1,259,904
6,864	Zscaler, Inc.*	1,910,526

		174,234,121

Materials – 4.7%
5,825	Air Products and Chemicals, Inc.	1,569,896
8,013	Albemarle Corp.	1,896,998
7,915	Avery Dennison Corp.	1,783,962
21,313	Ball Corp.	2,045,195
10,920	Celanese Corp.	1,731,912
39,483	Corteva, Inc.	1,736,068

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Materials – (continued)
17,187	Crown Holdings, Inc.	$1,886,961
27,195	Dow, Inc.	1,710,565
22,392	DuPont de Nemours, Inc.	1,657,456
15,183	Eastman Chemical Co.	1,718,108
7,724	Ecolab, Inc.	1,740,681
46,307	Freeport-McMoRan, Inc.	1,685,112
11,249	International Flavors & Fragrances, Inc.	1,704,223
28,968	International Paper Co.	1,740,687
16,919	LyondellBasell Industries NV, Class A	1,697,822
4,578	Martin Marietta Materials, Inc.	1,745,362
26,933	Newmont Corp.	1,561,845
15,816	Nucor Corp.	1,859,329
12,137	Packaging Corp. of America	1,841,183
10,222	PPG Industries, Inc.	1,630,920
5,682	Sherwin-Williams Co. (The)	1,725,453
9,323	Vulcan Materials Co.	1,733,425
34,282	Westrock Co.	1,784,035

		40,187,198

Real Estate – 5.6%
8,233	Alexandria Real Estate Equities, Inc. REIT	1,699,044
5,943	American Tower Corp. REIT	1,736,366
7,376	AvalonBay Communities, Inc. REIT	1,693,382
14,507	Boston Properties, Inc. REIT	1,639,146
17,232	CBRE Group, Inc., Class A*	1,659,442
8,683	Crown Castle International Corp. REIT	1,690,493
10,842	Digital Realty Trust, Inc. REIT	1,777,112
33,274	Duke Realty Corp. REIT	1,747,218
2,044	Equinix, Inc. REIT	1,724,012
19,963	Equity Residential REIT	1,678,289
5,164	Essex Property Trust, Inc. REIT	1,707,941
9,537	Extra Space Storage, Inc. REIT	1,782,561
45,069	Healthpeak Properties, Inc. REIT	1,622,484
41,611	Invitation Homes, Inc. REIT	1,713,541
82,465	Medical Properties Trust, Inc. REIT	1,688,883
8,815	Mid-America Apartment Communities, Inc. REIT	1,695,741
13,027	Prologis, Inc. REIT	1,754,216
5,454	Public Storage REIT	1,764,969
23,837	Realty Income Corp. REIT	1,721,508
4,893	SBA Communications Corp. REIT	1,756,440
12,799	Simon Property Group, Inc. REIT	1,720,825
8,581	Sun Communities, Inc. REIT	1,728,986
30,582	UDR, Inc. REIT	1,652,040
28,424	Ventas, Inc. REIT	1,590,039
55,959	VICI Properties, Inc. REIT	1,729,693
19,445	Welltower, Inc. REIT	1,702,021
48,719	Weyerhaeuser Co. REIT	1,753,884
21,108	W.P. Carey, Inc. REIT	1,648,957

		47,779,233

Utilities – 5.2%
70,957	AES Corp. (The)	1,693,744
28,401	Alliant Energy Corp.	1,726,497
19,911	Ameren Corp.	1,746,593

Common Stocks – (continued)
Utilities – (continued)
19,041	American Electric Power Co., Inc.	$1,705,502
9,649	American Water Works Co., Inc.	1,758,530
17,065	Atmos Energy Corp.	1,664,008
66,165	CenterPoint Energy, Inc.	1,660,080
26,801	CMS Energy Corp.	1,718,748
22,642	Consolidated Edison, Inc.	1,708,339
22,493	Dominion Energy, Inc.	1,750,855
14,376	DTE Energy Co.	1,730,008
15,902	Duke Energy Corp.	1,664,303
30,712	Edison International	1,776,382
16,325	Entergy Corp.	1,805,708
25,546	Evergy, Inc.	1,748,624
19,312	Eversource Energy	1,752,178
36,001	Exelon Corp.	1,764,769
44,358	FirstEnergy Corp.	1,724,196
21,276	NextEra Energy, Inc.	1,786,971
194,782	PG&E Corp.*	1,786,151
59,391	PPL Corp.	1,743,126
26,787	Public Service Enterprise Group, Inc.	1,712,761
12,934	Sempra Energy	1,711,944
26,515	Southern Co. (The)	1,742,831
17,808	WEC Energy Group, Inc.	1,682,500
24,671	Xcel Energy, Inc.	1,696,131

		44,961,479

TOTAL COMMON STOCKS
(Cost $689,981,718)		$847,290,647

Exchange-Traded Fund – 0.9%
49,428	Invesco S&P 500 Equal Weight ETF(b)
(Cost $7,679,666)		$7,725,597

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $697,661,384)		$855,016,244

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.3%(a)
Goldman Sachs Financial Square Government Fund – Institutional Shares
10,902,108	0.026%	$10,902,108
(Cost $10,902,108)

TOTAL INVESTMENTS – 101.0%
(Cost $708,563,492)		$865,918,352

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%		(8,414,297)

NET ASSETS – 100.0%		$857,504,055

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an affiliated issuer.

(b)	All or a portion of security is on loan.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE PLANET EQUITY ETF

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 99.8%
Australia – 0.2%
132,024	Carbon Revolution Ltd. (Consumer Discretionary)*	$109,998

Belgium – 1.9%
17,243	Umicore SA (Materials)	1,134,561

China – 5.1%
13,500	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)	1,035,453
561,142	Xinyi Solar Holdings Ltd. (Information Technology)	1,356,435
16,658	XPeng, Inc. ADR (Consumer Discretionary)*	707,965

		3,099,853

Denmark – 6.0%
11,970	Chr. Hansen Holding A/S (Materials)	1,104,306
15,752	Novozymes A/S, Class B (Materials)	1,272,192
7,809	Orsted AS (Utilities)(a)	1,240,793

		3,617,291

Finland – 1.8%
18,298	Neste OYJ (Energy)	1,113,258

France – 1.0%
12,498	Imerys SA (Materials)	578,328

Germany – 3.0%
41,919	Infineon Technologies AG (Information Technology)	1,784,616

Ireland – 2.3%
12,312	Kingspan Group PLC (Industrials)	1,406,573

Italy – 3.7%
241,638	Enel SpA (Utilities)	2,201,211

Japan – 11.5%
9,120	Daikin Industries Ltd. (Industrials)	2,275,019
15,918	Horiba Ltd. (Information Technology)	1,140,312
2,280	Keyence Corp. (Information Technology)	1,372,441
22,744	Kurita Water Industries Ltd. (Industrials)	1,068,260
9,120	Nidec Corp. (Industrials)	1,047,646

		6,903,678

Netherlands – 5.2%
18,672	Aalberts NV (Industrials)	1,165,989
8,892	Koninklijke DSM NV (Materials)	1,892,007
12,369	Pryme BV (Industrials)*(a)	65,359

		3,123,355

Norway – 2.1%
303,542	Aker Carbon Capture ASA (Industrials)*	785,586
744,248	Aker Offshore Wind AS (Industrials)*	418,916
45,164	Circa Group AS (Materials)*	76,265

		1,280,767

Spain – 2.9%
142,577	Iberdrola SA (Utilities)	1,766,362

Common Stocks – (continued)
Sweden – 0.7%
15,390	Re:NewCell AB (Materials)*	407,970

Switzerland – 2.1%
34,001	ABB Ltd. (Industrials)	1,259,008

Taiwan – 2.9%
182,080	Delta Electronics, Inc. (Information Technology)	1,777,208

United Kingdom – 2.7%
263,704	DS Smith PLC (Materials)	1,605,570

United States – 44.7%
5,060	Albemarle Corp. (Materials)	1,197,904
7,525	Aptiv PLC (Consumer Discretionary)*	1,145,230
21,048	Ball Corp. (Materials)	2,019,766
5,871	Beyond Meat, Inc. (Consumer Staples)*(b)	702,406
9,973	Cree, Inc. (Information Technology)*	847,506
6,156	Danaher Corp. (Health Care)	1,995,529
16,433	Danimer Scientific, Inc. (Materials)*	321,101
8,550	Darling Ingredients, Inc. (Consumer Staples)*	636,975
3,948	DocuSign, Inc. (Information Technology)*	1,169,556
10,676	Ecolab, Inc. (Materials)	2,405,943
12,142	Itron, Inc. (Information Technology)*	1,020,049
20,805	NextEra Energy, Inc. (Utilities)	1,747,412
33,260	Nuvve Holding Corp. (Industrials)*	337,922
10,147	Schneider Electric SE (Industrials)	1,812,277
196,483	Smart Wires Technology Ltd. SDR (Industrials)*	814,258
4,845	SolarEdge Technologies, Inc. (Information Technology)*	1,403,984
24,126	Tattooed Chef, Inc. (Consumer Staples)*(b)	510,747
6,042	Trane Technologies PLC (Industrials)	1,199,337
8,864	Waste Connections, Inc. (Industrials)	1,145,317
7,710	Waste Management, Inc. (Industrials)	1,195,898
23,237	Westrock Co. (Materials)	1,209,254
14,707	Xylem, Inc. (Industrials)	2,004,711

		26,843,082

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $57,080,199)		$60,012,689

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUTURE PLANET EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.8%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,099,446	0.026%	$1,099,446
(Cost $1,099,446)

TOTAL INVESTMENTS – 101.6%
(Cost $58,179,645)		$61,112,135

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.6)%		(1,007,207)

NET ASSETS – 100.0%		$60,104,928

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is on loan.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
SDR	—Swedish Depositary Receipt

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 101.9%
Communication Services – 18.7%
1,609	Alphabet, Inc., Class A*	$4,656,366
5,687	Charter Communications, Inc., Class A*	4,644,345
12,141	Facebook, Inc., Class A*	4,606,053
149,843	Frontier Communications Parent, Inc.*	4,412,876
23,970	Liberty Broadband Corp., Class C *	4,585,940
15,320	Sea Ltd. ADR (Taiwan)*	5,183,062
31,623	T-Mobile US, Inc.*	4,332,984
69,776	Twitter, Inc.*	4,500,552
24,850	Walt Disney Co. (The)*	4,505,305

		41,427,483

Consumer Discretionary – 17.5%
24,357	Alibaba Group Holding Ltd. ADR (China)*	4,067,375
1,349	Amazon.com, Inc.*	4,682,096
71,826	Bath & Body Works, Inc.	4,846,818
12,311	Carvana Co.*	4,038,747
30,875	Expedia Group, Inc.*	4,461,438
84,048	General Motors Co.*	4,119,192
11,847	Lithia Motors, Inc.	3,924,911
2,479	MercadoLibre, Inc. (Argentina)*	4,629,409
40,458	Peloton Interactive, Inc., Class A*	4,053,487

		38,823,473

Financials – 5.8%
15,375	Berkshire Hathaway, Inc., Class B*	4,393,714
90,070	Wells Fargo & Co.	4,116,199
20,342	Willis Towers Watson PLC	4,489,886

		12,999,799

Health Care – 6.3%
13,960	Danaher Corp.	4,525,273
18,068	HCA Healthcare, Inc.	4,570,843
22,311	United Therapeutics Corp.*	4,794,188

		13,890,304

Industrials – 7.9%
86,280	Builders FirstSource, Inc.*	4,597,861
36,988	IHS Markit Ltd.	4,460,753
15,196	Kansas City Southern	4,265,061
107,237	Uber Technologies, Inc.*	4,197,256

		17,520,931

Information Technology – 43.7%
6,987	Adobe, Inc.*	4,637,272
41,406	Advanced Micro Devices, Inc.*	4,584,472
28,034	Analog Devices, Inc.	4,568,140
29,449	Apple, Inc.	4,471,242
33,456	Fidelity National Information Services, Inc.	4,274,673
39,615	Fiserv, Inc.*	4,666,251
63,332	GoDaddy, Inc., Class A*	4,642,869
12,241	Mastercard, Inc., Class A	4,238,201
62,743	Micron Technology, Inc.*	4,624,159
15,106	Microsoft Corp.	4,560,199
81,270	Nuance Communications, Inc.*	4,473,914

Common Stocks – (continued)
Information Technology – (continued)
22,307	NVIDIA Corp.	4,993,422
12,018	Palo Alto Networks, Inc.*	5,540,779
15,992	PayPal Holdings, Inc.*	4,616,251
24,953	Proofpoint, Inc.*	4,391,728
17,859	salesforce.com, Inc.*	4,737,457
2,989	Shopify, Inc., Class A (Canada)*	4,557,567
16,896	Square, Inc., Class A*	4,529,311
12,840	Twilio, Inc., Class A*	4,583,366
18,909	Visa, Inc., Class A	4,332,052
31,200	Xilinx, Inc.	4,854,408

		96,877,733

Utilities – 2.0%
485,316	PG&E Corp.*	4,450,348

TOTAL INVESTMENTS – 101.9%
(Cost $194,000,470)		$225,990,071

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.9)%		(4,155,601)

NET ASSETS – 100.0%		$221,834,470

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 13.3%
16,260	Activision Blizzard, Inc.	$1,339,336
3,152	AfreecaTV Co. Ltd. (South Korea)	416,751
3,568	Alphabet, Inc., Class A*	10,325,614
27,555	AMC Entertainment Holdings, Inc., Class A*(a)	1,298,667
18,326	Baidu, Inc. ADR (China)*	2,877,548
12,962	Bilibili, Inc. ADR (China)*	1,039,941
32,577	Comcast Corp., Class A	1,976,772
8,863	CTS Eventim AG & Co. KGaA (Germany)*	571,452
10,088	Electronic Arts, Inc.	1,464,878
66,861	Enthusiast Gaming Holdings, Inc. (Canada)*	298,869
13,443	Eventbrite, Inc., Class A*	237,672
26,650	Facebook, Inc., Class A*	10,110,477
37,056	Gree, Inc. (Japan)	218,909
41,092	Hello Group, Inc. ADR (China)	539,949
31,775	HUYA, Inc. ADR (China)*	339,675
5,954	IAC/InterActiveCorp*	786,226
60,248	iQIYI, Inc. ADR (China)*	545,847
11,474	JOYY, Inc. ADR (China)	726,304
112,787	Kuaishou Technology (China)*(a)(b)	1,225,418
10,341	Live Nation Entertainment, Inc.*	896,565
5,827	Madison Square Garden Entertainment Corp.*	467,267
2,558	Madison Square Garden Sports Corp.*	462,435
9,374	Mail.Ru Group Ltd. GDR (Russia)*	188,605
10,775	Mixi, Inc. (Japan)	248,043
18,772	NetEase, Inc. ADR (China)	1,828,768
4,374	Netflix, Inc.*	2,489,637
70,107	Rightmove PLC (United Kingdom)	676,744
6,680	Scout24 AG (Germany)(b)	561,441
6,302	Sea Ltd. ADR (Taiwan)*	2,132,093
18,537	Snap, Inc., Class A*	1,410,851
17,223	Sohu.com Ltd. ADR (China)*	403,018
4,180	Spotify Technology SA*	979,541
35,337	TELUS Corp. (Canada)	812,920
101,342	Tencent Holdings Ltd. (China)	6,270,230
75,234	Tencent Music Entertainment Group ADR (China)*	665,069
12,884	TripAdvisor, Inc.*	450,940
39,010	Turkcell Iletisim Hizmetleri AS ADR (Turkey)	194,660
14,792	Twitter, Inc.*	954,084
7,496	Ubisoft Entertainment SA (France)*	477,119
15,781	Walt Disney Co. (The)*	2,861,095
18,659	Warner Music Group Corp., Class A	709,042
12,284	Weibo Corp. ADR (China)*	620,588
10,710	World Wrestling Entertainment, Inc., Class A	558,098
29,890	Yalla Group Ltd. ADR (United Arab Emirates)*(a)	303,682
7,105	Zillow Group, Inc., Class A*	679,238
91,728	Zynga, Inc., Class A*	811,793

		65,453,871

Common Stocks – (continued)
Consumer Discretionary – 17.2%
10,827	2U, Inc.*	400,924
3,074	adidas AG (Germany)	1,090,243
6,023	Airbnb, Inc., Class A*	933,505
46,939	Alibaba Group Holding Ltd. ADR (China)*	7,838,344
2,896	Amazon.com, Inc.*	10,051,408
54,904	ANTA Sports Products Ltd. (China)	1,129,516
10,367	Aptiv PLC*	1,577,754
12,354	Bandai Namco Holdings, Inc. (Japan)	859,247
15,067	Baozun, Inc. ADR (China)*	362,813
475	Booking Holdings, Inc.*	1,092,343
15,501	BorgWarner, Inc.	661,583
62,682	Canoo, Inc.*(a)	451,937
7,126	Chegg, Inc.*	593,026
6,375	Chewy, Inc., Class A*	561,765
4,746	Columbia Sportswear Co.	484,139
8,442	Continental AG (Germany)*	1,134,257
18,496	Dana, Inc.	430,217
7,004	Dick’s Sporting Goods, Inc.(a)	986,233
14,068	eBay, Inc.	1,079,578
4,933	Etsy, Inc.*	1,066,811
21,026	Everi Holdings, Inc.*	478,341
4,459	Expedia Group, Inc.*	644,326
13,255	Farfetch Ltd., Class A (United Kingdom)*	554,854
128,236	Ford Motor Co.*	1,670,915
12,108	GameStop Corp., Class A*	2,642,450
38,940	General Motors Co.*	1,908,449
8,288	Hyundai Motor Co. (South Korea)	1,518,996
7,134	iRobot Corp.*	578,710
54,966	JD Sports Fashion PLC (United Kingdom)	763,656
19,987	JD.com, Inc. ADR (China)*	1,570,179
14,857	Jumia Technologies AG ADR (Germany)*	297,289
8,367	Just Eat Takeaway.com NV (United Kingdom)*(b)	757,750
13,021	Kia Corp. (South Korea)	955,701
491,633	Koolearn Technology Holding Ltd. (China)*(a)(b)	272,450
17,698	Las Vegas Sands Corp.*	789,508
69,526	Li Ning Co. Ltd. (China)	934,183
2,632	Lululemon Athletica, Inc.*	1,053,247
40,374	Luminar Technologies, Inc.*(a)	701,700
1,762	MercadoLibre, Inc. (Argentina)*	3,290,447
23,380	MGM Resorts International	996,456
202,773	New Oriental Education & Technology Group, Inc. ADR (China)*	458,267
385,749	Nexteer Automotive Group Ltd. (China)	434,487
11,110	NIKE, Inc., Class B	1,830,261
43,640	NIO, Inc. ADR (China)*	1,715,488
11,492	Overstock.com, Inc.*	829,148
9,323	Peloton Interactive, Inc., Class A*	934,071
15,389	Pinduoduo, Inc. ADR (China)*	1,539,208
6,711	Planet Fitness, Inc., Class A*	545,604
55,027	Qurate Retail, Inc.Series A	606,948

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Consumer Discretionary – (continued)
34,927	Sharp Corp. (Japan)	$461,942
8,624	Skechers USA, Inc., Class A*	434,908
16,852	Sony Group Corp. (Japan)	1,742,570
12,159	Stride, Inc.*	416,324
75,247	TAL Education Group ADR (China)*	400,314
12,350	Tesla, Inc.*	9,086,142
30,694	TI Fluid Systems PLC (China)(b)	129,051
42,373	TomTom NV (Netherlands)*	339,380
30,920	Toyota Motor Corp. (Japan)	2,699,660
94,936	TUI AG (Germany)*(a)	413,133
34,104	Under Armour, Inc., Class A*	789,167
18,104	Veoneer, Inc. (Sweden)*	648,123
33,021	Workhorse Group, Inc.*(a)	323,936
36,286	XPeng, Inc. ADR (China)*	1,542,155
31,149	Yamaha Motor Co. Ltd. (Japan)	793,894
6,567	Zalando SE (Germany)*(b)	727,139

		85,006,570

Consumer Staples – 0.7%
5,227	Beyond Meat, Inc.*(a)	625,358
7,106	Church & Dwight Co., Inc.	594,488
16,541	Walmart, Inc.	2,449,722

		3,669,568

Energy – 0.2%
1,435,049	China Suntien Green Energy Corp. Ltd., Class H (China)	909,666

Financials – 6.6%
46,813	3i Group PLC (United Kingdom)	861,703
3,208	Ameriprise Financial, Inc.	875,495
14,752	Apollo Global Management, Inc.	881,875
7,832	Ares Management Corp., Class A	604,474
4,651	B. Riley Financial, Inc.	304,827
51,376	BGC Partners, Inc., Class A	264,586
2,281	BlackRock, Inc.	2,151,644
14,361	Blackstone, Inc.	1,805,609
16,839	Charles Schwab Corp. (The)	1,226,721
20,881	CI Financial Corp. (Canada)	404,681
5,482	Coinbase Global, Inc., Class A*	1,419,838
6,909	Cowen, Inc., Class A	249,000
9,348	Discover Financial Services	1,198,601
6,385	DWS Group GmbH & Co. KGaA (Germany)(b)	269,680
4,761	Eurazeo SE (France)	489,512
4,415	Evercore, Inc., Class A	616,511
3,792	flatexDEGIRO AG (Germany)*	393,911
18,313	Galaxy Digital Holdings Ltd.*	304,335
5,470	Goldman Sachs Group, Inc. (The)(c)	2,261,900
10,655	Green Dot Corp., Class A*	556,617
22,790	Hargreaves Lansdown PLC (United Kingdom)	473,137
10,066	Interactive Brokers Group, Inc., Class A	650,666
14,242	Intercontinental Exchange, Inc.	1,702,346
26,222	Invesco Ltd.	663,941
20,204	KKR & Co., Inc.	1,298,915

Common Stocks – (continued)
Financials – (continued)
11,099	Lazard Ltd., Class A	526,093
43,067	Monex Group, Inc. (Japan)	230,114
2,575	Morningstar, Inc.	690,074
2,301	MSCI, Inc.	1,460,169
6,059	Oppenheimer Holdings, Inc., Class A	282,289
39,432	Owl Rock Capital Corp.	575,707
4,370	PJT Partners, Inc., Class A	345,143
16,957	Plus500 Ltd. (Israel)	348,773
4,479	S&P Global, Inc.	1,987,870
10,781	Sculptor Capital Management, Inc.	305,102
80,224	TP ICAP Group PLC (United Kingdom)	224,405
8,451	Tradeweb Markets, Inc., Class A	735,321
20,778	Up Fintech Holding Ltd. ADR (China)*(a)	286,321
362,411	Value Partners Group Ltd. (Hong Kong)	198,043
11,727	Vinci Partners Investments Ltd., Class A (Brazil)	165,937
1,032	Virtus Investment Partners, Inc.	322,706
10,121	WealthNavi, Inc. (Japan)*	350,541
64,338	WisdomTree Investments, Inc.	405,973
16,046	XP, Inc., Class A (Brazil)*	780,638
69,735	Zip Co. Ltd. (Australia)*(a)	348,097

		32,499,841

Health Care – 18.9%
4,224	10X Genomics, Inc., Class A*	743,086
589,550	3SBio, Inc. (China)*(b)	657,216
22,576	Abbott Laboratories	2,852,929
19,116	AbbVie, Inc.	2,308,830
2,245	ABIOMED, Inc.*	817,090
22,118	AdaptHealth Corp.*	531,717
17,665	Adaptive Biotechnologies Corp.*	641,593
54,323	Agenus, Inc.*	335,173
7,035	Agilent Technologies, Inc.	1,234,431
658,627	Alibaba Health Information Technology Ltd. (China) *	1,080,584
20,958	Allscripts Healthcare Solutions, Inc.*	321,915
8,377	Amgen, Inc.	1,889,265
281,778	Asensus Surgical, Inc.*	619,912
19,867	AstraZeneca PLC (United Kingdom)	2,327,895
75,396	Bionano Genomics, Inc.*(a)	439,559
5,480	BioNTech SE ADR (Germany)*	1,803,961
2,002	Bio-Techne Corp.	999,278
12,240	Bluebird Bio, Inc.*	223,992
24,039	Boston Scientific Corp.*	1,085,361
32,169	Bristol-Myers Squibb Co.	2,150,819
24,214	Burning Rock Biotech Ltd. ADR (China)*	451,107
7,656	Castle Biosciences, Inc.*	587,445
10,439	Cerner Corp.	797,018
21,811	Change Healthcare, Inc.*	476,134
5,351	CompuGroup Medical SE & Co. KgaA (Germany)	499,010
7,374	CRISPR Therapeutics AG (Switzerland)*	921,381
2,983	Dexcom, Inc.*	1,579,260
11,470	Editas Medicine, Inc.*	729,377

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
10,324	Edwards Lifesciences Corp.*	$1,209,766
10,205	Eli Lilly & Co.	2,635,849
10,964	Exact Sciences Corp.*	1,144,422
8,617	Galapagos NV (Belgium)*	511,750
33,997	Genetron Holdings Ltd. ADR (China)*	451,820
23,786	Gilead Sciences, Inc.	1,731,145
6,291	Globus Medical, Inc., Class A*	513,346
9,246	Guardant Health, Inc.*	1,176,738
5,096	Hill-Rom Holdings, Inc.	741,876
8,698	Horizon Therapeutics PLC*	940,167
17,774	Humanigen, Inc.*	294,693
3,833	Illumina, Inc.*	1,752,294
8,666	I-Mab ADR (China)*	614,593
1,468,396	Imugene Ltd. (Australia)*	445,368
3,864	Insulet Corp.*	1,150,738
5,573	Intellia Therapeutics, Inc.*	894,634
2,029	Intuitive Surgical, Inc.*	2,137,673
16,286	Invitae Corp.*	482,554
15,293	Ionis Pharmaceuticals, Inc.*	608,050
7,751	iRhythm Technologies, Inc.*	370,498
20,203	Johnson & Johnson	3,497,745
33,615	Koninklijke Philips NV (Netherlands)	1,549,139
10,813	Maravai LifeSciences Holdings, Inc., Class A*	639,913
3,841	Masimo Corp.*	1,042,985
20,097	Medtronic PLC	2,682,548
29,371	Merck & Co., Inc.	2,240,714
231,159	Mesoblast Ltd. (Australia)*	281,289
6,294	Moderna, Inc.*	2,370,887
18,026	Myriad Genetics, Inc.*	644,970
24,934	Nektar Therapeutics*	385,978
16,621	NextGen Healthcare, Inc.*	253,636
5,949	NuVasive, Inc.*	369,671
33,028	Ono Pharmaceutical Co. Ltd. (Japan)	794,885
4,925	OptimizeRx Corp.*	325,936
48,899	PAVmed, Inc.*	356,963
66,750	Pfizer, Inc.	3,075,172
9,937	PMV Pharmaceuticals, Inc.*	301,588
11,688	Prelude Therapeutics, Inc.*	417,145
11,993	Pulmonx Corp.*	481,999
14,283	QIAGEN NV*	797,277
2,601	Regeneron Pharmaceuticals, Inc.*	1,751,513
8,698	Renalytix PLC ADR*	242,848
13,882	Repare Therapeutics, Inc. (Canada)*	471,988
31,497	ResMed, Inc. CDI	925,157
8,512	Roche Holding AG (Switzerland)	3,417,158
24,739	Sana Biotechnology, Inc.*(a)	593,489
43,461	Sangamo Therapeutics, Inc.*	430,699
19,363	Sanofi (France)	2,002,734
6,033	Sarepta Therapeutics, Inc.*	471,298
18,515	SeaSpine Holdings Corp.*	310,682
5,655	Seegene, Inc. (South Korea)	320,927
142,946	Senseonics Holdings, Inc.*(a)	573,213
83,448	Shanghai Junshi Biosciences Co. Ltd., Class H (China)*(b)	472,103

Common Stocks – (continued)
Health Care – (continued)
9,504	SI-BONE, Inc.*	231,993
44,845	Smith & Nephew PLC (United Kingdom)	860,965
6,906	Stryker Corp.	1,913,653
19,388	Takara Bio, Inc. (Japan)	562,086
7,324	Tandem Diabetes Care, Inc.*	821,533
16,602	Taysha Gene Therapies, Inc.*	330,048
6,716	Teladoc Health, Inc.*	969,925
22,405	Theravance Biopharma, Inc.*	185,962
2,929	Thermo Fisher Scientific, Inc.	1,625,449
8,277	Vertex Pharmaceuticals, Inc.*	1,657,800
58,608	Well Health Technologies Corp. (Canada)*	370,576

		92,937,551

Industrials – 7.0%
57,386	ABB Ltd. (Switzerland)	2,124,920
6,911	AeroVironment, Inc.*	707,410
4,060	Alfen Beheer BV (Netherlands)*(b)	435,650
6,368	ASGN, Inc.*	714,426
10,244	Barnes Group, Inc.	488,331
15,009	Blink Charging Co.*(a)	486,742
8,071	Booz Allen Hamilton Holding Corp.	661,096
2,050	CACI International, Inc., Class A*	527,957
7,262	Daihen Corp. (Japan)	316,961
59,038	Desktop Metal, Inc., Class A*	490,015
7,681	FANUC Corp. (Japan)	1,677,291
4,130	FedEx Corp.	1,097,300
2,518	FTI Consulting, Inc.*	351,790
24,148	General Electric Co.	2,545,441
11,217	Hyundai Heavy Industries Holdings Co. Ltd. (South Korea)	631,739
310,704	Ideanomics, Inc.*(a)	779,867
25,453	Kawasaki Heavy Industries Ltd. (Japan)*	542,608
27,918	Kratos Defense & Security Solutions, Inc.*	690,133
6,459	Leidos Holdings, Inc.	633,692
12,817	LIG Nex1 Co. Ltd. (South Korea)	575,933
18,578	Lyft, Inc., Class A*	884,499
73,629	Mitsubishi Electric Corp. (Japan)	1,008,997
9,001	Moog, Inc., Class A	715,039
13,005	Nabtesco Corp. (Japan)	516,128
16,437	Nidec Corp. (Japan)	1,888,175
65,597	Nikola Corp.*(a)	684,177
36,469	Nordex SE (Germany)*	683,200
13,870	Parsons Corp.*	491,414
30,856	Pitney Bowes, Inc.	230,494
7,820	Proto Labs, Inc.*	579,931
29,377	RADA Electronic Industries Ltd. (Israel)*	335,192
3,558	Rockwell Automation, Inc.	1,157,951
11,412	Shibaura Machine Co. Ltd. (Japan)	272,990
46,090	Siemens Energy AG (Germany)*	1,337,322
15,726	Sunrun, Inc.*	695,875
11,580	Textron, Inc.	841,519

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
6,665	Thales SA (France)	$676,150
30,326	Uber Technologies, Inc.*	1,186,960
5,600	Verisk Analytics, Inc.	1,129,856
19,232	Virgin Galactic Holdings, Inc.*	521,380
474,628	Xinjiang Goldwind Science & Technology Co. Ltd., Class H (China)	906,861
138,177	Xinte Energy Co. Ltd., Class H (China)	387,312
19,443	Yaskawa Electric Corp. (Japan)	952,151

		34,562,875

Information Technology – 33.7%
25,129	3D Systems Corp.*	764,927
18,616	ACI Worldwide, Inc.*	599,994
3,628	Adobe, Inc.*	2,407,904
12,119	Advanced Micro Devices, Inc.*	1,341,816
554	Adyen NV (Netherlands)*(b)	1,788,278
9,018	Affirm Holdings, Inc.*	868,794
3,803	Ahnlab, Inc. (South Korea)	221,072
5,517	Akamai Technologies, Inc.*	624,800
6,011	Alliance Data Systems Corp.	589,739
7,471	Altair Engineering, Inc., Class A*	552,779
8,002	Ambarella, Inc.*	828,767
10,434	Amphenol Corp., Class A	799,557
26,702	Appen Ltd. (Australia)	209,593
66,289	Apple, Inc.	10,064,659
2,460	Arista Networks, Inc.*	909,044
2,693	Atlassian Corp. PLC, Class A*	988,493
12,637	Atos SE (France)	655,766
4,684	Autodesk, Inc.*	1,452,462
73,239	Avast PLC(b)	602,554
26,803	BASE, Inc. (Japan)*	279,106
7,983	Belden, Inc.	457,027
20,773	Bentley Systems, Inc., Class B	1,339,651
10,442	BigCommerce Holdings, Inc.Series 1*	621,717
23,481	Bit Digital, Inc. (China)*(a)	301,026
55,272	Bitfarms Ltd. (Canada)*	324,988
68,120	BlackBerry Ltd. (Canada)*	777,249
3,514	Broadcom, Inc.	1,747,196
7,497	Brooks Automation, Inc.	636,945
10,795	C3.ai, Inc., Class A*	556,374
12,360	Canadian Solar, Inc. (Canada)*	456,949
8,227	CEVA, Inc.*	396,953
8,125	Ciena Corp.*	464,181
42,964	Cisco Systems, Inc.	2,535,735
23,856	Cloudera, Inc.*	380,026
12,435	Cognex Corp.	1,101,990
35,648	Converge Technology Solutions Corp. (Canada)*	337,678
18,375	Corning, Inc.	734,816
2,660	Coupa Software, Inc.*	651,195
5,456	Crowdstrike Holdings, Inc., Class A*	1,533,136
4,394	CyberArk Software Ltd.*	737,928
26,190	Dassault Systemes SE (France)	1,493,396
11,534	Digi International, Inc.*	253,517
8,888	Digital Garage, Inc. (Japan)	406,942
4,644	Docebo, Inc. (Canada)*	389,557

Common Stocks – (continued)
Information Technology – (continued)
4,237	DocuSign, Inc.*	1,255,169
13,741	Edenred (France)	778,587
5,460	Euronet Worldwide, Inc.*	727,436
8,267	EVERTEC, Inc. (Puerto Rico)	382,349
1,376	Fair Isaac Corp.*	632,602
4,536	FARO Technologies, Inc.*	312,712
8,004	Fidelity National Information Services, Inc.	1,022,671
31,488	FireEye, Inc.*	572,767
6,520	First Solar, Inc.*	612,880
14,908	Fiserv, Inc.*	1,756,013
3,636	FleetCor Technologies, Inc.*	957,286
4,462	Fortinet, Inc.*	1,406,155
6,440	Global Payments, Inc.	1,047,402
5,256	Guidewire Software, Inc.*	622,626
39,698	Hewlett Packard Enterprise Co.	613,731
43,478	HP, Inc.	1,293,036
36,481	Infineon Technologies AG (Germany)	1,553,102
18,071	Infocom Corp. (Japan)	406,458
39,364	Innoviz Technologies Ltd. (Israel)*	296,805
41,932	Inseego Corp.*(a)	352,229
84,726	Intel Corp.	4,580,288
6,917	InterDigital, Inc.	498,785
21,432	International Business Machines Corp.	3,007,767
2,593	Intuit, Inc.	1,467,923
3,214	IPG Photonics Corp.*	548,565
3,834	Jack Henry & Associates, Inc.	676,241
25,719	Juniper Networks, Inc.	745,337
16,111	Kainos Group PLC (United Kingdom)	435,030
2,887	Keyence Corp. (Japan)	1,737,824
4,595	Keysight Technologies, Inc.*	824,251
97,181	Learning Technologies Group PLC (United Kingdom)	306,009
15,857	Marathon Digital Holdings, Inc.*(a)	643,636
20,372	Marvell Technology, Inc.	1,246,563
8,276	Mastercard, Inc., Class A	2,865,399
21,936	Materialise NV ADR (Belgium)*	483,908
22,989	Maxeon Solar Technologies Ltd.*(a)	392,192
18,000	McAfee Corp., Class A	478,080
13,984	Medallia, Inc.*	472,240
33,468	Microsoft Corp.	10,103,320
737	MicroStrategy, Inc., Class A*(a)	511,699
7,151	Mimecast Ltd.*	499,211
7,680	Nemetschek SE (Germany)	752,647
9,127	NETGEAR, Inc.*	326,108
14,335	NetScout Systems, Inc.*	393,066
530,002	Newborn Town, Inc. (China)*	331,194
3,076	Nice Ltd. ADR (Israel)*	894,193
203,393	Nokia OYJ ADR (Finland)*	1,212,222
4,354	Northern Data AG (Germany)*	378,280
3,370	Novanta, Inc.*	516,351
47,567	NVIDIA Corp.	10,647,873
3,872	NXP Semiconductors NV (China)	832,983
4,559	Okta, Inc.*	1,201,752
97,540	OneConnect Financial Technology Co. Ltd. ADR (China)*	458,438

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS INNOVATE EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
12,918	Open Text Corp. (Canada)	$708,294
17,494	Oracle Corp.	1,559,240
3,970	OSI Systems, Inc.*	392,792
14,957	Pagseguro Digital Ltd., Class A (Brazil)*	889,493
2,983	Palo Alto Networks, Inc.*	1,375,282
201,999	PAX Global Technology Ltd. (Hong Kong)	249,338
10,857	PayPal Holdings, Inc.*	3,133,982
17,961	Ping Identity Holding Corp.*	466,088
4,328	Proofpoint, Inc.*	761,728
5,348	PTC, Inc.*	704,118
5,555	Q2 Holdings, Inc.*	489,340
24,049	QIWI PLC ADR (Russia)	229,908
2,932	Qorvo, Inc.*	551,304
14,760	QUALCOMM, Inc.	2,165,144
1,408,591	Razer, Inc.*(b)	358,607
20,058	Repay Holdings Corp.*	461,535
17,093	Riot Blockchain, Inc.*(a)	637,911
2,401	Rogers Corp.*	509,996
10,191	S&T AG (Austria)(a)	233,742
30,073	Sabre Corp.*	337,720
14,445	salesforce.com, Inc.*	3,831,825
3,244	Samsung SDS Co. Ltd. (South Korea)	482,634
11,482	SAP SE (Germany)	1,727,583
37,703	Seiko Epson Corp. (Japan)	703,542
5,556	Semtech Corp.*	388,475
2,436	ServiceNow, Inc.*	1,567,907
5,974	Shift4 Payments, Inc., Class A*	512,032
1,089	Shopify, Inc., Class A (Canada)*	1,660,485
11,726	Sierra Wireless, Inc. (Canada)*	191,837
4,335	Silicon Laboratories, Inc.*	683,283
6,244	Skyworks Solutions, Inc.	1,145,524
11,393	Software AG (Germany)	577,225
23,840	SolarWinds Corp.	406,949
4,360	Sprout Social, Inc., Class A*	530,176
11,939	Square, Inc., Class A*	3,200,488
13,778	SS&C Technologies Holdings, Inc.	1,042,443
29,129	STMicroelectronics NV (Switzerland)	1,296,842
15,734	StoneCo Ltd., Class A (Brazil)*	732,260
26,481	Stratasys Ltd.*	557,690
22,848	SunPower Corp.*	492,374
24,863	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	2,958,946
14,245	Telos Corp.*	470,085
38,281	TELUS International CDA, Inc. (Philippines)*	1,280,117
9,990	Tenable Holdings, Inc.*	443,256
15,878	Teradyne, Inc.	1,928,224
35,160	Tuya, Inc. ADR (China)*	366,719
81,487	Velodyne Lidar, Inc.*(a)	537,814
7,616	Verint Systems, Inc.*	339,978
13,280	Veritone, Inc.*	277,154
8,355	Viasat, Inc.*	431,452
13,231	Visa, Inc., Class A	3,031,222
4,964	VMware, Inc., Class A*(a)	738,991

Common Stocks – (continued)
Information Technology – (continued)
2,909	WEX, Inc.*	534,005
4,604	Xilinx, Inc.	716,336
13,014	Yokowo Co. Ltd. (Japan)	315,814
2,489	Zoom Video Communications, Inc., Class A*	720,565
3,520	Zscaler, Inc.*	979,757

		166,275,238

Materials – 0.1%
1,671	SK Chemicals Co. Ltd. (South Korea)	389,124

Real Estate – 0.5%
3,140	CoreSite Realty Corp. REIT	465,882
6,351	Digital Realty Trust, Inc. REIT	1,040,992
1,281	Equinix, Inc. REIT	1,080,460

		2,587,334

Utilities – 1.5%
12,088	Atlantica Sustainable Infrastructure PLC (Spain)	454,630
22,621	Avangrid, Inc.	1,236,238
870,435	Beijing Jingneng Clean Energy Co. Ltd., Class H (China)	223,838
21,349	Brookfield Renewable Corp., Class A(a)	935,300
16,285	Brookfield Renewable Partners LP (Canada)	658,797
13,968	Dominion Energy, Inc.	1,087,269
1,398,565	Huaneng Power International, Inc., Class H (China)	674,345
33,504	Innergex Renewable Energy, Inc. (Canada)	533,190
19,703	NextEra Energy, Inc.	1,654,855

		7,458,462

TOTAL COMMON STOCKS
(Cost $410,557,846)		$491,750,100

Closed-End Fund – 0.1%
231,091	Greencoat UK Wind PLC/Funds
(Cost $411,698)		$413,451

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $410,969,544)		$492,163,551

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 2.6%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
13,009,276	0.026%	$13,009,276
(Cost $13,009,276)

TOTAL INVESTMENTS – 102.4%
(Cost $423,978,820)		$505,172,827

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.4)%		(11,988,480)

NET ASSETS – 100.0%		$493,184,347

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
LP	—Limited Partnership
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 99.7%
Communication Services – 11.7%
2,145	Alphabet, Inc., Class A*	$6,207,523
2,027	Alphabet, Inc., Class C*	5,897,029
46,387	AT&T, Inc.	1,271,932
40	Cable One, Inc.	83,984
1,001	Charter Communications, Inc., Class A*	817,477
34,764	Comcast Corp., Class A	2,109,480
1,186	Discovery, Inc., Class A*(a)	34,204
2,402	Discovery, Inc., Class C*	66,271
2,847	Electronic Arts, Inc.	413,413
17,085	Facebook, Inc., Class A*	6,481,707
2,987	Interpublic Group of Cos., Inc. (The)	111,206
3,289	Netflix, Inc.*	1,872,066
1,257	New York Times Co. (The), Class A	63,830
1,622	Omnicom Group, Inc.	118,763
3,827	T-Mobile US, Inc.*	524,376
5,567	Twitter, Inc.*	359,071
26,910	Verizon Communications, Inc.	1,480,050
60	ViacomCBS, Inc., Class A	2,759
4,442	ViacomCBS, Inc., Class B	184,121
13,840	Walt Disney Co. (The)*	2,509,192
509	Zillow Group, Inc., Class A*	48,660
1,408	Zillow Group, Inc., Class C*	134,844
9,913	Zynga, Inc., Class A*	87,730

		30,879,688

Consumer Discretionary – 11.1%
3,311	Amazon.com, Inc.*	11,491,786
2,681	Aptiv PLC*	408,021
167	AutoZone, Inc.*	258,708
1,794	Bath & Body Works, Inc.	121,059
1,905	Best Buy Co., Inc.	221,951
313	Booking Holdings, Inc.*	719,797
664	Brunswick Corp.	64,322
1,243	CarMax, Inc.*	155,636
6,484	Carnival Corp.*	156,524
212	Chipotle Mexican Grill, Inc.*	403,506
393	Columbia Sportswear Co.	40,090
989	Darden Restaurants, Inc.	148,993
479	Dick’s Sporting Goods, Inc.(a)	67,448
1,821	Dollar General Corp.	405,919
5,188	eBay, Inc.	398,127
964	Etsy, Inc.*	208,475
1,077	Expedia Group, Inc.*	155,626
38,862	Ford Motor Co.*	506,372
1,535	Gap, Inc. (The)	41,030
1,500	Garmin Ltd.	261,645
13,657	General Motors Co.*	669,330
348	Grand Canyon Education, Inc.*	31,021
1,270	Hasbro, Inc.	124,854
2,087	Hilton Worldwide Holdings, Inc.*	260,583
8,197	Home Depot, Inc. (The)	2,673,697
309	Hyatt Hotels Corp., Class A*	22,739
1,189	Kohl’s Corp.	68,249
2,521	Las Vegas Sands Corp.*	112,462
597	Lear Corp.	95,484
5,470	Lowe’s Cos., Inc.	1,115,278

Common Stocks – (continued)
Consumer Discretionary – (continued)
1,132	Lululemon Athletica, Inc.*	452,992
2,073	Marriott International, Inc., Class A*	280,145
3,105	MGM Resorts International	132,335
3,771	Newell Brands, Inc.	95,821
12,306	NIKE, Inc., Class B	2,027,290
840	Nordstrom, Inc.*	24,032
384	Pool Corp.	189,811
2,599	PulteGroup, Inc.	139,982
702	PVH Corp.*	73,563
2,832	Qurate Retail, Inc.Series A	31,237
470	Ralph Lauren Corp.	54,581
1,667	Royal Caribbean Cruises Ltd.*	137,911
1,247	Service Corp. International	78,262
8,983	Starbucks Corp.	1,055,413
2,768	Tapestry, Inc.*	111,606
3,792	Target Corp.	936,548
9,191	TJX Cos., Inc. (The)	668,369
873	Tractor Supply Co.	169,580
645	Travel + Leisure Co.	35,320
412	Ulta Beauty, Inc.*	159,572
1,963	Under Armour, Inc., Class C*	39,378
3,214	VF Corp.	245,775
599	Victoria’s Secret & Co.*	39,714
576	Wayfair, Inc., Class A*	161,712
609	Whirlpool Corp.	134,912
804	Wynn Resorts Ltd.*	81,759
2,271	Yum! Brands, Inc.	297,569

		29,263,921

Consumer Staples – 6.2%
5,525	Archer-Daniels-Midland Co.	331,500
453	Brown-Forman Corp., Class A	29,989
1,818	Brown-Forman Corp., Class B	127,660
1,361	Bunge Ltd.	103,041
1,936	Campbell Soup Co.	80,789
2,435	Church & Dwight Co., Inc.	203,712
1,237	Clorox Co. (The)	207,878
38,575	Coca-Cola Co. (The)	2,172,158
8,296	Colgate-Palmolive Co.	646,673
4,650	Conagra Brands, Inc.	154,008
3,370	Costco Wholesale Corp.	1,535,001
6,062	General Mills, Inc.	350,444
1,452	Hershey Co. (The)	258,020
2,804	Hormel Foods Corp.	127,694
664	Ingredion, Inc.	58,339
1,056	J M Smucker Co. (The)	130,596
2,501	Kellogg Co.	157,913
3,349	Kimberly-Clark Corp.	461,526
6,591	Kraft Heinz Co. (The)	237,210
5,692	Kroger Co. (The)	262,003
2,474	McCormick & Co., Inc.	213,481
13,852	Mondelez International, Inc., Class A	859,794
13,725	PepsiCo, Inc.	2,146,453
24,188	Procter & Gamble Co. (The)	3,444,129
2,852	Tyson Foods, Inc., Class A	223,939
5,466	Walgreens Boots Alliance, Inc.	277,400

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Consumer Staples – (continued)
10,935	Walmart, Inc.	$1,619,474

		16,420,824

Energy – 2.5%
3,043	APA Corp.	59,278
5,947	Baker Hughes Co.	135,473
1,891	Cheniere Energy, Inc.*	165,387
15,623	Chevron Corp.	1,511,838
10,903	ConocoPhillips	605,444
5,440	Devon Energy Corp.	160,752
1,020	DT Midstream, Inc.*	47,399
34,196	Exxon Mobil Corp.	1,864,366
2,238	Hess Corp.	153,862
6,322	Marathon Oil Corp.	74,283
5,262	Marathon Petroleum Corp.	311,879
6,817	Occidental Petroleum Corp.	175,129
3,578	ONEOK, Inc.	187,916
3,533	Phillips 66	251,161
11,292	Schlumberger NV	316,628
3,292	Valero Energy Corp.	218,292
9,809	Williams Cos., Inc. (The)	242,184

		6,481,271

Financials – 11.6%
355	Affiliated Managers Group, Inc.	60,389
5,764	Aflac, Inc.	326,704
2,563	Allstate Corp. (The)	346,723
3,180	Ally Financial, Inc.	168,222
5,599	American Express Co.	929,210
7,371	American International Group, Inc.	402,162
999	Ameriprise Financial, Inc.	272,637
1,921	Aon PLC, Class A	551,058
1,737	Arthur J Gallagher & Co.	249,468
517	Assurant, Inc.	87,947
663	Axis Capital Holdings Ltd.	33,926
64,769	Bank of America Corp.	2,704,106
341	Bank of Hawaii Corp.	28,579
6,886	Bank of New York Mellon Corp. (The)	380,245
1,230	BlackRock, Inc.	1,160,247
264	BOK Financial Corp.	23,245
3,849	Capital One Financial Corp.	638,819
13,474	Charles Schwab Corp. (The)	981,581
3,845	Chubb Ltd.	707,172
17,750	Citigroup, Inc.	1,276,403
1,194	Comerica, Inc.	88,249
915	Commerce Bancshares, Inc.	64,709
3,288	Equitable Holdings, Inc.	101,961
213	Erie Indemnity Co., Class A	37,720
290	FactSet Research Systems, Inc.	110,264
6,018	Fifth Third Bancorp	233,859
915	First American Financial Corp.	64,535
4,694	First Horizon Corp.	76,935
1,502	First Republic Bank	298,808
2,731	FNB Corp.	31,898
2,837	Goldman Sachs Group, Inc. (The)(b)	1,173,128
307	Hanover Insurance Group, Inc. (The)	43,382

Common Stocks – (continued)
Financials – (continued)
3,061	Hartford Financial Services Group, Inc. (The)	205,760
12,576	Huntington Bancshares, Inc.	195,305
4,777	Intercontinental Exchange, Inc.	570,995
2,862	Invesco Ltd.	72,466
25,830	JPMorgan Chase & Co.	4,131,509
8,302	KeyCorp	168,697
871	Lazard Ltd., Class A	41,285
1,625	Lincoln National Corp.	111,556
681	LPL Financial Holdings, Inc.	100,686
4,362	Marsh & McLennan Cos., Inc.	685,706
6,364	MetLife, Inc.	394,568
1,395	Moody’s Corp.	531,174
11,924	Morgan Stanley	1,245,223
177	Morningstar, Inc.	47,434
687	MSCI, Inc.	435,956
979	Nasdaq, Inc.	191,669
1,762	Northern Trust Corp.	208,832
3,646	PNC Financial Services Group, Inc. (The)	696,751
2,303	Principal Financial Group, Inc.	153,863
5,015	Progressive Corp. (The)	483,145
3,384	Prudential Financial, Inc.	358,298
8,247	Regions Financial Corp.	168,486
584	Reinsurance Group of America, Inc.	67,639
2,068	S&P Global, Inc.	917,820
2,760	SLM Corp.	51,750
2,985	State Street Corp.	277,336
465	SVB Financial Group*	260,168
4,979	Synchrony Financial	247,705
1,933	T. Rowe Price Group, Inc.	432,741
2,154	Travelers Cos., Inc. (The)	344,015
11,536	Truist Financial Corp.	658,244
1,888	Umpqua Holdings Corp.	36,759
1,749	Unum Group	46,558
11,529	US Bancorp	661,649
1,030	Voya Financial, Inc.	66,929
35,531	Wells Fargo & Co.	1,623,767

		30,546,735

Health Care – 12.9%
13,127	Abbott Laboratories	1,658,859
13,350	AbbVie, Inc.	1,612,413
2,601	Agilent Technologies, Inc.	456,397
596	Align Technology, Inc.*	422,564
4,343	Amgen, Inc.	979,477
1,848	Anthem, Inc.	693,240
3,799	Baxter International, Inc.	289,560
2,186	Becton Dickinson and Co.	550,216
1,132	Biogen, Inc.*	383,646
1,379	BioMarin Pharmaceutical, Inc.*	116,126
293	Bio-Techne Corp.	146,248
10,719	Boston Scientific Corp.*	483,963
16,880	Bristol-Myers Squibb Co.	1,128,597
1,228	Catalent, Inc.*	160,180
4,368	Centene Corp.*	275,097
2,153	Cerner Corp.	164,382

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Health Care – (continued)
2,577	Cigna Corp.	$545,422
364	Cooper Cos., Inc. (The)	164,058
10,031	CVS Health Corp.	866,578
4,668	Edwards Lifesciences Corp.*	546,996
6,406	Eli Lilly & Co.	1,654,606
739	Encompass Health Corp.	57,975
1,288	Exact Sciences Corp.*	134,441
9,486	Gilead Sciences, Inc.	690,391
1,964	HCA Healthcare, Inc.	496,853
1,065	Henry Schein, Inc.*	80,503
1,915	Hologic, Inc.*	151,572
974	Humana, Inc.	394,879
639	IDEXX Laboratories, Inc.*	430,533
1,103	Illumina, Inc.*	504,248
1,396	Incyte Corp.*	106,780
895	Intuitive Surgical, Inc.*	942,936
19,911	Johnson & Johnson	3,447,191
375	Masimo Corp.*	101,828
1,217	McKesson Corp.	248,438
10,145	Medtronic PLC	1,354,155
19,143	Merck & Co., Inc.	1,460,419
195	Mettler-Toledo International, Inc.*	302,802
1,915	Organon & Co.	64,899
42,182	Pfizer, Inc.	1,943,325
983	Quest Diagnostics, Inc.	150,232
759	Regeneron Pharmaceuticals, Inc.*	511,111
1,088	ResMed, Inc.	316,097
385	Sage Therapeutics, Inc.*	17,791
1,005	Seagen, Inc.*	168,438
747	STERIS PLC	160,612
2,632	Stryker Corp.	729,327
352	Teleflex, Inc.	139,202
2,966	Thermo Fisher Scientific, Inc.	1,645,982
7,107	UnitedHealth Group, Inc.	2,958,431
1,956	Vertex Pharmaceuticals, Inc.*	391,767
3,586	Zoetis, Inc.	733,552

		34,135,335

Industrials – 7.6%
4,952	3M Co.	964,353
1,192	AECOM*	78,148
930	Alaska Air Group, Inc.*	53,326
769	Allegion PLC	110,728
4,859	American Airlines Group, Inc.*	96,889
409	Armstrong World Industries, Inc.	42,507
4,580	Boeing Co. (The)*	1,005,310
1,159	Booz Allen Hamilton Holding Corp.	94,934
812	BWX Technologies, Inc.	46,633
4,689	Caterpillar, Inc.	988,769
1,251	Cummins, Inc.	295,211
2,413	Deere & Co.	912,186
4,865	Delta Air Lines, Inc.*	196,741
3,406	Eaton Corp. PLC	573,434
5,106	Emerson Electric Co.	538,683
2,103	FedEx Corp.	558,746
1,112	Flowserve Corp.	43,223

Common Stocks – (continued)
Industrials – (continued)
1,179	Fortune Brands Home & Security, Inc.	114,799
2,149	General Dynamics Corp.	430,466
9,353	General Electric Co.	985,900
1,436	Graco, Inc.	112,611
789	GXO Logistics, Inc.*	64,532
5,948	Honeywell International, Inc.	1,379,401
3,351	Howmet Aerospace, Inc.	106,394
336	Huntington Ingalls Industries, Inc.	68,601
2,693	Illinois Tool Works, Inc.	627,092
1,106	Jacobs Engineering Group, Inc.	149,266
716	J.B. Hunt Transport Services, Inc.	127,018
2,410	JetBlue Airways Corp.*	36,463
6,123	Johnson Controls International PLC	458,000
292	Lennox International, Inc.	97,873
2,119	Lockheed Martin Corp.	762,416
465	ManpowerGroup, Inc.	56,460
473	Mercury Systems, Inc.*	23,830
2,722	Nielsen Holdings PLC	58,414
496	Nordson Corp.	118,346
1,291	Northrop Grumman Corp.	474,701
586	Oshkosh Corp.	67,144
893	Owens Corning	85,326
1,415	Pentair PLC	109,181
12,971	Raytheon Technologies Corp.	1,099,422
1,796	Republic Services, Inc.	222,938
992	Rockwell Automation, Inc.	322,846
448	Ryder System, Inc.	35,612
457	Snap-on, Inc.	102,802
4,499	Southwest Airlines Co.*	223,960
1,383	Stanley Black & Decker, Inc.	267,292
920	Toro Co. (The)	101,145
2,043	Trane Technologies PLC	405,536
5,684	Union Pacific Corp.	1,232,519
2,460	United Airlines Holdings, Inc.*	114,415
6,191	United Parcel Service, Inc., Class B	1,211,145
619	United Rentals, Inc.*	218,290
1,388	Univar Solutions, Inc.*	32,771
1,355	Verisk Analytics, Inc.	273,385
3,609	Waste Management, Inc.	559,792
490	Woodward, Inc.	59,261
394	W.W. Grainger, Inc.	170,878
789	XPO Logistics, Inc.*	68,572
1,533	Xylem, Inc.	208,963

		20,045,599

Information Technology – 29.2%
5,444	Accenture PLC, Class A	1,832,233
3,408	Adobe, Inc.*	2,261,890
8,642	Advanced Micro Devices, Inc.*	956,842
1,146	Akamai Technologies, Inc.*	129,784
427	Alliance Data Systems Corp.	41,893
3,829	Analog Devices, Inc.	623,936
112,086	Apple, Inc.	17,018,017
6,538	Applied Materials, Inc.	883,480
388	Arista Networks, Inc.*	143,378
628	Arrow Electronics, Inc.*	76,126

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
1,573	Autodesk, Inc.*	$487,772
3,642	Automatic Data Processing, Inc.	761,324
846	Avnet, Inc.	34,229
991	Broadridge Financial Solutions, Inc.	170,670
997	CDW Corp.	200,008
1,100	Ciena Corp.*	62,843
30,167	Cisco Systems, Inc.	1,780,456
880	Citrix Systems, Inc.	90,526
1,956	Dell Technologies, Inc., Class C*	190,632
1,358	DocuSign, Inc.*	402,294
2,170	Dropbox, Inc., Class A*	68,811
1,808	DXC Technology Co.*	66,390
487	Elastic NV*	77,701
427	F5 Networks, Inc.*	86,924
5,302	Fidelity National Information Services, Inc.	677,437
853	First Solar, Inc.*	80,182
5,120	Fiserv, Inc.*	603,085
956	Fortinet, Inc.*	301,274
2,511	Global Payments, Inc.	408,389
1,194	GoDaddy, Inc., Class A*	87,532
9,274	Hewlett Packard Enterprise Co.	143,376
8,895	HP, Inc.	264,537
318	HubSpot, Inc.*	217,661
28,855	Intel Corp.	1,559,901
6,382	International Business Machines Corp.	895,650
1,820	Intuit, Inc.	1,030,320
1,241	Jabil, Inc.	76,669
632	Jack Henry & Associates, Inc.	111,472
2,311	Juniper Networks, Inc.	66,973
1,586	Keysight Technologies, Inc.*	284,497
1,095	KLA Corp.	372,256
1,015	Lam Research Corp.	613,892
203	Littelfuse, Inc.	57,936
7,517	Mastercard, Inc., Class A	2,602,611
8,000	Micron Technology, Inc.*	589,600
53,803	Microsoft Corp.	16,242,050
1,183	Motorola Solutions, Inc.	288,912
937	National Instruments Corp.	39,185
1,588	NetApp, Inc.	141,221
388	New Relic, Inc.*	31,028
3,917	NortonLifeLock, Inc.	104,035
17,084	NVIDIA Corp.	3,824,253
12,426	Oracle Corp.	1,107,529
678	Palo Alto Networks, Inc.*	312,585
360	Paycom Software, Inc.*	176,004
320	Paylocity Holding Corp.*	86,144
10,055	PayPal Holdings, Inc.*	2,902,476
292	Pegasystems, Inc.	40,188
1,902	Pure Storage, Inc., Class A*	49,129
8,053	QUALCOMM, Inc.	1,181,295
576	RingCentral, Inc., Class A*	145,302
6,322	salesforce.com, Inc.*	1,677,037
1,409	ServiceNow, Inc.*	906,889
1,167	Splunk, Inc.*	178,399
3,344	Square, Inc., Class A*	896,426

Common Stocks – (continued)
Information Technology – (continued)
1,084	Synopsys, Inc.*	360,148
390	Teledyne Technologies, Inc.*	180,718
777	Teradata Corp.*	42,494
1,183	Teradyne, Inc.	143,663
6,594	Texas Instruments, Inc.	1,258,861
2,139	Trimble, Inc.*	201,537
1,154	Twilio, Inc., Class A*	411,932
288	Tyler Technologies, Inc.*	139,882
701	VeriSign, Inc.*	151,598
14,537	Visa, Inc., Class A	3,330,427
576	VMware, Inc., Class A*(a)	85,749
3,491	Western Union Co. (The)	75,545
1,316	Workday, Inc., Class A*	359,479
1,093	Xerox Holdings Corp.	24,603
1,755	Xilinx, Inc.	273,060
456	Zebra Technologies Corp., Class A*	267,750
837	Zendesk, Inc.*	103,453

		77,234,395

Materials – 2.2%
1,831	Air Products and Chemicals, Inc.	493,473
963	Albemarle Corp.	227,981
558	AptarGroup, Inc.	75,218
456	Ashland Global Holdings, Inc.	41,546
705	Avery Dennison Corp.	158,900
2,748	Ball Corp.	263,698
1,153	Berry Global Group, Inc.*	77,447
935	Celanese Corp.	148,291
1,771	CF Industries Holdings, Inc.	80,439
6,195	Dow, Inc.	389,665
1,125	Eastman Chemical Co.	127,305
2,073	Ecolab, Inc.	467,171
12,128	Freeport-McMoRan, Inc.	441,338
2,065	International Flavors & Fragrances, Inc.	312,847
3,242	International Paper Co.	194,812
2,181	LyondellBasell Industries NV, Class A	218,863
530	Martin Marietta Materials, Inc.	202,063
6,645	Newmont Corp.	385,344
2,474	Nucor Corp.	290,843
801	Packaging Corp. of America	121,512
2,087	Sherwin-Williams Co. (The)	633,759
856	Sonoco Products Co.	55,897
1,498	Valvoline, Inc.	45,180
1,130	Vulcan Materials Co.	210,101
2,227	Westrock Co.	115,893

		5,779,586

Real Estate – 2.3%
3,876	American Tower Corp. REIT	1,132,451
1,194	AvalonBay Communities, Inc. REIT	274,119
1,337	Boston Properties, Inc. REIT	151,068
810	Camden Property Trust REIT	121,532
2,866	CBRE Group, Inc., Class A*	275,996
3,700	Crown Castle International Corp. REIT	720,353
2,409	Digital Realty Trust, Inc. REIT	394,859
1,428	Douglas Emmett, Inc. REIT	47,138

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Real Estate – (continued)
769	Equinix, Inc. REIT	$648,613
1,489	Equity LifeStyle Properties, Inc. REIT	126,669
3,188	Equity Residential REIT	268,015
553	Essex Property Trust, Inc. REIT	182,899
1,125	Extra Space Storage, Inc. REIT	210,274
1,065	JBG SMITH Properties REIT	32,088
440	Jones Lang LaSalle, Inc.*	106,669
3,541	Kimco Realty Corp. REIT	77,158
6,328	Prologis, Inc. REIT	852,129
2,535	UDR, Inc. REIT	136,941
3,216	Ventas, Inc. REIT	179,903
6,430	Weyerhaeuser Co. REIT	231,480

		6,170,354

Utilities – 2.4%
2,649	Alliant Energy Corp.	161,033
2,699	Ameren Corp.	236,756
5,307	American Electric Power Co., Inc.	475,348
606	Avangrid, Inc.	33,118
3,063	CMS Energy Corp.	196,430
3,643	Consolidated Edison, Inc.	274,865
8,544	Dominion Energy, Inc.	665,065
2,047	DTE Energy Co.	246,336
8,164	Duke Energy Corp.	854,444
3,955	Edison International	228,757
3,641	Eversource Energy	330,348
10,350	Exelon Corp.	507,357
1,707	MDU Resources Group, Inc.	54,914
2,578	NRG Energy, Inc.	117,737
5,345	Public Service Enterprise Group, Inc.	341,759
3,347	Sempra Energy	443,009
11,223	Southern Co. (The)	737,688
5,078	Vistra Corp.	96,939
5,705	Xcel Energy, Inc.	392,219

		6,394,122

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $184,311,338)		$263,351,830

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
185,290	0.026%	$185,290
(Cost $185,290)

TOTAL INVESTMENTS – 99.8%
(Cost $184,496,628)		$263,537,120

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		702,718

NET ASSETS – 100.0%		$264,239,838

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Assets and Liabilities

August 31, 2021

	Equal Weight U.S. Large Cap Equity ETF	Future Planet Equity ETF	Hedge Industry VIP ETF	Innovate Equity ETF
Assets:

Investments in unaffiliated issuers, at value (cost $696,523,162, $57,080,199, $194,000,470 and $409,853,785, respectively)(a)	$853,197,214	$60,012,689	$225,990,071	$489,901,651

Investments in affiliated issuers, at value (cost $1,138,222, $—, $— and $1,115,759, respectively)	1,819,030	—	—	2,261,900

Investments in securities lending reinvestment vehicle, at value which equals cost	10,902,108	1,099,446	—	13,009,276

Cash	1,491,632	103,782	340,394	697,673

Foreign currency, at value (cost $—, $—, $— and $146,990, respectively)	—	—	—	147,256

Receivables:

Fund shares sold	7,005,155	—	—	—

Dividends	1,060,129	29,905	57,244	329,266

Securities lending income	2,997	3,167	—	28,642

Foreign tax reclaims	—	749	—	31,900

Total assets	875,478,265	61,249,738	226,387,709	506,407,564

Liabilities:

Payables:

Upon return of securities loaned	10,902,108	1,099,446	—	13,009,276

Investments purchased	6,989,131	—	4,462,451	56

Management fees	63,199	34,330	83,822	205,214

Foreign bank overdraft (cost $—, $9,354, $— and $—, respectively)	—	9,349	—	—

Accrued expenses	19,772	1,685	6,966	8,671

Total liabilities	17,974,210	1,144,810	4,553,239	13,223,217

Net Assets:

Paid-in capital	708,476,334	57,110,086	199,122,557	414,928,623

Total distributable earnings	149,027,721	2,994,842	22,711,913	78,255,724

NET ASSETS	$857,504,055	$60,104,928	$221,834,470	$493,184,347
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	12,250,000	1,425,000	2,150,000	7,800,000

Net asset value per share:	$70.00	$42.18	$103.18	$63.23

(a)	Includes loaned securities having a market value of $10,636,000, $1,076,570 and $12,841,537 for Equal Weight U.S. Large Cap Equity ETF, Future Planet Equity ETF and Innovate Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EQUITY ETFS

Statements of Assets and Liabilities (continued)

August 31, 2021

JUST U.S. Large Cap Equity ETF
Assets:

Investments in unaffiliated issuers, at value (cost $183,633,406, respectively)(a)	$262,178,702

Investments in affiliated issuers, at value (cost $677,932, respectively)	1,173,128

Investments in securities lending reinvestment vehicle, at value which equals cost	185,290

Cash	595,559

Receivables:

Dividends	343,717

Securities lending income	232

Total assets	264,476,628

Liabilities:

Payables:

Upon return of securities loaned	185,290

Management fees	43,795

Accrued expenses	7,705

Total liabilities	236,790

Net Assets:

Paid-in capital	192,038,735

Total distributable earnings	72,201,103

NET ASSETS	$264,239,838
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	4,025,000

Net asset value per share:	$65.65

(a)	Includes loaned securities having a market value of $181,571.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2021

	Equal Weight U.S. Large Cap Equity ETF	Future Planet Equity ETF*	Hedge Industry VIP ETF	Innovate Equity ETF**
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $—, $21,112, $— and $187,078, respectively)	$8,899,334	$66,326	$630,525	$3,161,138

Dividends — affiliated issuers	23,992	—	—	31,579

Securities lending income — unaffiliated issuer	18,068	3,362	33,806	239,323

Total investment income	8,941,394	69,688	664,331	3,432,040

Expenses:

Management fees	533,924	43,181	791,080	1,696,394

Shareholder meeting expense	19,772	1,685	6,966	8,671

Trustee fees	9,468	—	5,416	5,900

Total expenses	563,164	44,866	803,462	1,710,965

NET INVESTMENT INCOME (LOSS)	8,378,230	24,822	(139,131)	1,721,075

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	2,070,317	39,026	2,930,308	(3,426,515)

Investments — affiliated issuers	44,322	—	—	34,951

In-kind redemptions — unaffiliated issuers	69,051,556	—	36,610,618	34,639,097

In-kind redemptions — affiliated issuers	185,257	—	—	73,728

Foreign currency transactions	—	(1,525)	—	(55,895)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	$114,479,845	2,932,490	4,820,604	80,047,866

Investments — affiliated issuers	656,958	—	—	1,146,141

Foreign currency translations	—	29	—	(100)

Net realized and unrealized gain	$186,488,255	2,970,020	44,361,530	112,459,273

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$194,866,485	$2,994,842	$44,222,399	$114,180,348

*	For the period July 13, 2021 (commencement of operations) through August 31, 2021.
**	For the period November 6, 2020 (commencement of operations) through August 31, 2021.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EQUITY ETFS

Statements of Operations (continued)

For the Fiscal Year Ended August 31, 2021

JUST U.S. Large Cap Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $—)	$3,031,916

Dividends — affiliated issuers	15,393

Securities lending income — unaffiliated issuer	1,338

Total investment income	3,048,647

Expenses:

Management fees	403,094

Shareholder meeting expense	7,705

Trustee fees	5,729

Total expenses	416,528

NET INVESTMENT INCOME	2,632,119

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(1,205,858)

Investments — affiliated issuers	798

In-kind redemptions — unaffiliated issuers	5,353,550

In-kind redemptions — affiliated issuers	12,064

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	49,602,315

Investments — affiliated issuers	523,895

Net realized and unrealized gain	54,286,764

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,918,883

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets

	Equal Weight U.S. Large Cap Equity ETF		Future Planet Equity ETF
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Period July 13, 2021* to August 31, 2021
From operations:

Net investment income	$8,378,230	$4,498,022	$24,822

Net realized gain (loss)	71,351,452	(8,657,941)	37,501

Net change in unrealized gain	115,136,803	35,075,172	2,932,519

Net increase in net assets resulting from operations	194,866,485	30,915,253	2,994,842

Distributions to shareholders:

From distributable earnings	(7,590,615)	(4,152,895)	—

From share transactions:

Proceeds from sales of shares	557,025,332	156,356,207	57,110,086

Cost of shares redeemed	(207,230,194)	(31,674,529)	—

Net increase in net assets resulting from share transactions	349,795,138	124,681,678	57,110,086

TOTAL INCREASE	537,071,008	151,444,036	60,104,928

Net assets:

Beginning of period	$320,433,047	$168,989,011	$—

End of period	$857,504,055	$320,433,047	$60,104,928

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EQUITY ETFS

Statements of Changes in Net Assets (continued)

	Hedge Industry VIP ETF		Innovate Equity ETF
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020	For the Period November 6, 2020* to August 31, 2021
From operations:

Net investment income (loss)	$(139,131)	$228,898	$1,721,075

Net realized gain	39,540,926	9,179,771	31,265,366

Net change in unrealized gain	4,820,604	22,564,797	81,193,907

Net increase in net assets resulting from operations	44,222,399	31,973,466	114,180,348

Distributions to shareholders:

From distributable earnings	(935)	(329,128)	(1,407,971)

From return of capital	—	(6,291)	—

Total distributions to shareholders	(935)	(335,419)	(1,407,971)

From share transactions:

Proceeds from sales of shares	171,549,598	60,238,984	471,161,712

Cost of shares redeemed	(109,021,786)	(56,399,720)	(90,749,742)

Net increase in net assets resulting from share transactions	62,527,812	3,839,264	380,411,970

TOTAL INCREASE	106,749,276	35,477,311	493,184,347

Net assets:

Beginning of period	$115,085,194	$79,607,883	$—

End of period	$221,834,470	$115,085,194	$493,184,347

*	Commencement of operations.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

	JUST U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31, 2021	For the Fiscal Year Ended August 31, 2020
From operations:

Net investment income	$2,632,119	$2,111,991

Net realized gain	4,160,554	5,650,053

Net change in unrealized gain	50,126,210	23,643,251

Net increase in net assets resulting from operations	56,918,883	31,405,295

Distributions to shareholders:

From distributable earnings	(2,492,618)	(2,180,884)

From share transactions:

Proceeds from sales of shares	72,087,463	46,857,228

Cost of shares redeemed	(15,027,884)	(52,602,473)

Net increase (decrease) in net assets resulting from share transactions	57,059,579	(5,745,245)

TOTAL INCREASE	111,485,844	23,479,166

Net assets:

Beginning of year	$152,753,994	$129,274,828

End of year	$264,239,838	$152,753,994

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Equal Weight U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31,			For the Period September 12, 2017* to August 31, 2018
	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of period	$50.86	$46.30	$46.33	$40.58

Net investment income(a)	0.85	0.93	0.81	0.77

Net realized and unrealized gain (loss)	19.09	4.52	(0.10)	5.52

Total gain from investment operations	19.94	5.45	0.71	6.29

Distributions to shareholders from net investment income	(0.80)	(0.89)	(0.74)	(0.54)

Net asset value, end of period	$70.00	$50.86	$46.30	$46.33

Market price, end of period	$69.99	$50.95	$46.32	$46.35

Total Return at Net Asset Value(b)	39.56%	12.08%	1.62%	15.60%

Net assets, end of period (in 000’s)	$857,504	$320,433	$168,989	$76,438

Ratio of total expenses to average net assets	0.09%	0.09%	0.09%	0.09	%(c)

Ratio of net investment income to average net assets	1.39%	1.98%	1.81%	1.82	%(c)

Portfolio turnover rate(d)	43%	48%	39%	34%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUTURE PLANET EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Future Planet Equity ETF
	For the Period July 13, 2021* to August 31, 2021
Per Share Operating Performance:

Net asset value, beginning of period	$39.89

Net investment income(a)	0.02

Net realized and unrealized gain	2.27

Total gain from investment operations	2.29

Net asset value, end of period	$42.18

Market price, end of period	$42.25

Total Return at Net Asset Value(b)	5.74%

Net assets, end of period (in 000’s)	$60,104

Ratio of total expenses to average net assets	0.75	%(c)

Ratio of net investment income to average net assets	0.42	%(c)

Portfolio turnover rate(d)	2%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS HEDGE INDUSTRY VIP ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Hedge Industry VIP ETF
	For the Fiscal Year Ended August 31,					For the Period November 1, 2016* to August 31, 2017
	2021	2020		2019	2018
Per Share Operating Performance:

Net asset value, beginning of period	$79.37	$56.86		$57.98	$50.46	$40.00

Net investment income (loss)(a)	(0.07)	0.16	(b)	0.51	0.17	0.32	(c)

Net realized and unrealized gain (loss)	23.88	22.59		(1.11)	7.52	10.31

Total gain (loss) from investment operations	23.81	22.75		(0.60)	7.69	10.63

Distributions to shareholders from net investment income	— (d)	(0.24)		(0.52)	(0.17)	(0.17)

Distributions to shareholders from return of capital	—	—	(d)	—	—	—

Total distributions to shareholders	—	(0.24)		(0.52)	(0.17)	(0.17)

Net asset value, end of period	$103.18	$79.37		$56.86	$57.98	$50.46

Market price, end of period	$103.21	$79.50		$57.03	$57.98	$50.48

Total Return at Net Asset Value(e)	30.00%	40.07%		(0.99)%	15.27%	26.61%

Net assets, end of period (in 000’s)	$221,834	$115,085		$79,608	$110,155	$45,410

Ratio of total expenses to average net assets	0.45%	0.45%		0.45%	0.45%	0.45	%(f)

Ratio of net investment income (loss) to average net assets	(0.08)%	0.26	%(b)	0.91%	0.31%	0.84	%(c)(f)

Portfolio turnover rate(g)	136%	124%		103%	129%	116%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from non-recurring special dividends which amounted to $0.07 per share and 0.11% of average net assets.
(c)	Reflects income recognized from non-recurring special dividends which amounted to $0.11 per share and 0.24% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(f)	Annualized.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INNOVATE EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout The Period

	Innovate Equity ETF
	For the Period November 6, 2020* to August 31, 2021
Per Share Operating Performance:

Net asset value, beginning of period	$50.03

Net investment income(a)	0.24

Net realized and unrealized gain	13.15

Total gain from investment operations	13.39

Distributions to shareholders from net investment income	(0.19)

Net asset value, end of period	$63.23

Market price, end of period	$63.34

Total Return at Net Asset Value(b)	26.80%

Net assets, end of period (in 000’s)	$493,184

Ratio of total expenses to average net assets	0.50	%(c)

Ratio of net investment income to average net assets	0.50	%(c)

Portfolio turnover rate(d)	38%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS JUST U.S. LARGE CAP EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	JUST U.S. Large Cap Equity ETF
	For the Fiscal Year Ended August 31,			For the Period June 7, 2018* to August 31, 2018
	2021	2020	2019
Per Share Operating Performance:

Net asset value, beginning of period	$50.92	$42.04	$42.13	$40.08

Net investment income(a)	0.74	0.74	0.72	0.17

Net realized and unrealized gain	14.70	8.90	0.08	1.88

Total gain from investment operations	15.44	9.64	0.80	2.05

Distributions to shareholders from net investment income	(0.71)	(0.76)	(0.89)	—

Net asset value, end of period	$65.65	$50.92	$42.04	$42.13

Market price, end of period	$65.68	$50.88	$42.06	$42.13

Total Return at Net Asset Value(b)	30.61%	23.29%	2.06%	5.11%

Net assets, end of period (in 000’s)	$264,240	$152,754	$129,275	$272,805

Ratio of total expenses to average net assets	0.20%	0.20%	0.20%	0.20	%(c)

Ratio of net investment income to average net assets	1.29%	1.69%	1.79%	1.84	%(c)

Portfolio turnover rate(d)	11%	14%	17%	2%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements

August 31, 2021

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Diversified
Goldman Sachs Future Planet Equity ETF*	Non-Diversified
Goldman Sachs Hedge Industry VIP ETF	Diversified
Goldman Sachs Innovate Equity ETF**	Diversified
Goldman Sachs JUST U.S. Large Cap Equity ETF	Diversified

*	The Goldman Sachs Future Planet Equity ETF commenced operations on July 13, 2021.
**	The Goldman Sachs Innovate Equity ETF commenced operations following a reorganization at the close of business on November 6, 2020 of the Goldman Sachs Data-Driven World ETF, the Goldman Sachs Finance Reimagined ETF, the Goldman Sachs Human Evolution ETF, the Goldman Sachs Manufacturing Revolution ETF and the Goldman Sachs New Age Consumer ETF into the Fund. The reorganization was completed via an in-kind transaction amounting to $307,712,384 in net assets.

The investment objective of each Fund (except the Goldman Sachs Future Planet Equity ETF) is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index. The investment objective of the Goldman Sachs Future Planet Equity ETF is to seek long-term growth of capital.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement” and together, the “Agreements”) with the Trust. Each Fund is an exchange traded fund (“ETF”). Shares of the Goldman Sachs Future Planet Equity ETF, Goldman Sachs Hedged Industry VIP ETF, Goldman Sachs Innovate Equity ETF, and Goldman Sachs JUST U.S. Large Cap Equity ETF are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”), and shares of the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF are traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment

61

GOLDMAN SACHS EQUITY ETFS

Notes to Financial Statements (continued)

August 31, 2021

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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Notes to Financial Statements (continued)

August 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of August 31, 2021:

EQUAL WEIGHT U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$855,016,244	$—	$—

Securities Lending Reinvestment Vehicle	10,902,108	—	—

Total	$865,918,352	$—	$—

FUTURE PLANET EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$11,780,739	$—	$—

Europe	21,278,870	—	—

North America	26,028,824	814,258	—

Oceania	109,998	—	—

Securities Lending Reinvestment Vehicle	1,099,446	—	—

Total	$60,297,877	$814,258	$—

HEDGE INDUSTRY VIP ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$9,250,437	$—	$—

North America	207,718,497	4,391,728	—

South America	4,629,409	—	—

Total	$221,598,343	$4,391,728	$—

INNOVATE EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$79,736,441	$188,605	$—

Europe	45,003,410	—	—

North America	357,991,637	1,686,885	—

Oceania	1,284,347	—	—

South America	5,858,775	—	—

Closed-End Fund	413,451	—	—

Securities Lending Reinvestment Vehicle	13,009,276	—	—

Total	$503,297,337	$1,875,490	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

JUST U.S. LARGE CAP EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$263,351,830	$—	$—

Securities Lending Reinvestment Vehicle	185,290	—	—

Total	$263,537,120	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

For further information regarding security characteristics, see the Schedules of Investments.

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each Fund, excluding payments under a Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2021, contractual and effective net unitary management fee rates with GSAM for each Fund were at the following rates:

Fund	Unitary Management Fee
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	0.09%
Goldman Sachs Future Planet Equity ETF	0.75%
Goldman Sachs Hedge Industry VIP ETF	0.45%
Goldman Sachs Innovate Equity ETF	0.50%
Goldman Sachs JUST U.S. Large Cap Equity ETF	0.20%

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Notes to Financial Statements (continued)

August 31, 2021

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Other Transactions with Affiliates — The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. The following table provides information about the Funds’ investments in The Goldman Sachs Group, Inc. for the fiscal year ended August 31, 2021:

Fund	Beginning value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Ending value as of August 31, 2021	Shares as of August 31, 2021	Dividend Income
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	$632,434	$1,364,380	$(1,064,321)	$229,579	$656,958	$1,819,030	4,399	$23,992
Goldman Sachs Innovate Equity ETF	—	1,928,460	(921,380)	108,679	1,146,141	2,261,900	5,470	31,579
Goldman Sachs JUST U.S. Large Cap Equity ETF	455,221	275,164	(94,014)	12,862	523,895	1,173,128	2,837	15,393

5. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets.

Share activity is as follows:

	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	9,300,000	$557,024,513	3,400,000	$156,356,177
Shares Redeemed	(3,350,000)	(207,230,194)	(750,000)	(31,674,529)
NET INCREASE IN SHARES	5,950,000	$349,794,319	2,650,000	$124,681,648

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5. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	Goldman Sachs Future Planet Equity ETF

	For the period July 13, 2021* through August 31, 2021

	Shares	Dollars

Fund Share Activity
Shares Sold	1,425,000	$57,104,470
Shares Redeemed	—	—
NET INCREASE IN SHARES	1,425,000	$57,104,470

	Goldman Sachs Hedge Industry VIP ETF

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	1,850,000	$171,549,598	900,000	$60,238,946
Shares Redeemed	(1,150,000)	(109,021,786)	(850,000)	(56,399,720)
NET INCREASE IN SHARES	700,000	$62,527,812	50,000	$3,839,226

	Goldman Sachs Innovate Equity ETF

	For the period November 6, 2020* through August 31, 2021

	Shares	Dollars

Fund Share Activity
Shares Sold	9,350,000	$471,141,230
Shares Redeemed	(1,550,000)	(90,747,684)
NET INCREASE IN SHARES	7,800,000	$380,393,546

	Goldman Sachs JUST U.S. Large Cap Equity ETF

	For the Fiscal Year Ended August 31, 2021		For the Fiscal Year Ended August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	1,300,000	$72,087,463	1,075,000	$46,857,228
Shares Redeemed	(275,000)	(15,027,884)	(1,150,000)	(52,602,473)
NET INCREASE (DECREASE) IN SHARES	1,025,000	$57,059,579	(75,000)	$(5,745,245)
* Commencement of operations

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Notes to Financial Statements (continued)

August 31, 2021

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the period ended August 31, 2021, were as follows:

Fund	Purchases	Sales
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	$267,128,978	$252,871,488
Goldman Sachs Future Planet Equity ETF*	4,624,917	792,590
Goldman Sachs Hedge Industry VIP ETF	241,388,545	237,315,469
Goldman Sachs Innovate Equity ETF**	164,665,982	156,210,259
Goldman Sachs JUST U.S. Large Cap Equity ETF	22,684,648	22,076,509

*	Commenced operations on July 13, 2021.
**	Commenced operations on November 6, 2020.

The purchases and sales from in-kind creation and redemption transactions for the period ended August 31, 2021, were as follows:

Fund	Purchases	Sales
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	$535,706,681	$200,357,992
Goldman Sachs Future Planet Equity ETF*	53,208,846	—
Goldman Sachs Hedge Industry VIP ETF	171,275,770	108,614,970
Goldman Sachs Innovate Equity ETF**	461,908,842	90,438,676
Goldman Sachs JUST U.S. Large Cap Equity ETF	71,932,418	15,012,173

*	Commenced operations on July 13, 2021.

**	Commenced operations on November 6, 2020.

7. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invested the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying

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7. SECURITIES LENDING (continued)

the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2021, are reported under Investment Income on the Statements of Operations. The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2021:

Fund	Beginning value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2021
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	$695,187	$35,966,010	$(25,759,089)	$10,902,108
Goldman Sachs Future Planet Equity ETF*	—	1,495,043	(395,597)	1,099,446
Goldman Sachs Hedge Industry VIP ETF	—	7,884,803	(7,884,803)	—
Goldman Sachs Innovate Equity ETF**	—	67,339,957	(54,330,681)	13,009,276
Goldman Sachs JUST U.S. Large Cap Equity ETF	76,274	2,226,170	(2,117,154)	185,290

*	Commenced operations on July 13, 2021.
**	Commenced operations on November 6, 2020.

8. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2021 and August 31, 2020 were as follows:

	Fiscal Year Ended August 31, 2021
	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Goldman Sachs Future Planet Equity ETF*	Goldman Sachs Hedge Industry VIP ETF	Goldman Sachs Innovate Equity ETF**	Goldman Sachs JUST U.S. Large Cap Equity ETF
Distributions paid from:
Ordinary Income	$7,590,615	$—	$935	$1,407,971	$2,492,618
Total taxable distributions	$7,590,615	$—	$935	$1,407,971	$2,492,618

*	Commenced operations on July 13, 2021.
**	Commenced operations on November 6, 2020.

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Notes to Financial Statements (continued)

August 31, 2021

8. TAX INFORMATION (continued)

	Fiscal Year Ended August 31, 2020
	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Goldman Sachs Hedge Industry VIP ETF	Goldman Sachs JUST U.S. Large Cap Equity ETF
Distributions paid from:
Ordinary Income	$4,152,895	$329,128	$2,180,884
Return of Capital	—	6,291	—
Total taxable distributions	$4,152,895	$335,419	$2,180,884

As of August 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Goldman Sachs Future Planet Equity ETF*	Goldman Sachs Hedge Industry VIP ETF	Goldman Sachs Innovate Equity ETF**,***	Goldman Sachs JUST U.S. Large Cap Equity ETF
Undistributed ordinary income — net	$1,789,118	$67,724	$—	$1,316,381	$493,780
Capital loss carryforwards:(1)
Perpetual Short-Term	$—	$—	$(7,410,259)	$(221,190)	$(4,021,812)
Perpetual Long-Term	—	—	(893,031)	(470,331)	(1,377,563)
Timing differences (Qualified Late Year Loss Deferral)	—	—	(72,888)	—	—
Unrealized gains (losses) — net	147,238,603	2,927,118	31,088,091	77,630,864	77,106,698
Total accumulated earnings (losses) net	$149,027,721	$2,994,842	$22,711,913	$78,255,724	$72,201,103

*	Commenced operations on July 13, 2021.
**	Commenced operations on November 6, 2020.
***	The capital loss carryforwards of the Goldman Sachs Innovate Equity ETF were acquired in a tax-free reorganization on November 6, 2020.
(1)	The Goldman Sachs Hedge Industry VIP ETF utilized $3,394,405 of capital losses in the current fiscal year.

As of August 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	Goldman Sachs Future Planet Equity ETF*	Goldman Sachs Hedge Industry VIP ETF	Goldman Sachs Innovate Equity ETF**	Goldman Sachs JUST U.S. Large Cap Equity ETF
Tax Cost	$718,679,749	$58,185,046	$194,901,980	$427,541,863	$186,430,422
Gross unrealized gain	155,744,738	3,682,874	36,236,737	99,170,737	80,757,065
Gross unrealized loss	(8,506,135)	(755,756)	(5,148,646)	(21,539,873)	(3,650,367)
Net unrealized gains (losses) on securities	$147,238,603	$2,927,118	$31,088,091	$77,630,864	$77,106,698

*	Commenced operations on July 13, 2021.
**	Commenced operations on November 6, 2020.

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales and differences in the tax treatment of underlying fund investments, partnership investments, passive foreign investment company investments, and real estate investment trust investments.

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8. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds’ and result primarily from redemption in-kind transactions and merger adjustments.

Fund	Paid-in Capital	Total Distributable Earnings
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF	$63,856,557	$(63,856,557)
Goldman Sachs Future Planet Equity ETF*	$—	$—
Goldman Sachs Hedge Industry VIP ETF	$36,043,534	$(36,043,534)
Goldman Sachs Innovate Equity ETF**	$34,516,653	$(34,516,653)
Goldman Sachs JUST U.S. Large Cap Equity ETF	$4,950,308	$(4,950,308)

*	Commenced operations on July 13, 2021.
**	Commenced operations on November 6, 2020.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections, less stringent accounting, corporate governance, financial reporting and disclosure standards, and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — If a Fund invests in foreign securities, the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Index Risk (each Fund except the Future Planet Equity ETF) — GSAM, JUST Capital Foundation, Inc. and Solactive AG (the “Index Providers”) construct the respective Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take

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Notes to Financial Statements (continued)

August 31, 2021

9. OTHER RISKS (continued)

defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Providers rely on third party data they believe to be reliable in constructing each respective Index, but they do not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Providers for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Providers can guarantee the availability or timeliness of the production of the Index. Furthermore, Solactive AG, the index provider for the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF and Goldman Sachs Innovate Equity ETF, and JUST Capital Foundation, Inc., the index provider for the Goldman Sachs JUST U.S. Large Cap Equity ETF, may delay or change a scheduled rebalancing or reconstitution of an Index or the implementation of certain rules at its sole discretion. In such circumstances, a Fund, in replicating the composition of its Index, may have more or less exposure to a particular sector or individual company than had the Index been constructed in accordance with its stated methodology.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, the Funds will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Funds. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index (except the Future Planet Equity ETF) trading individually or in the aggregate at any point in time.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Tracking Error Risk (each Fund except the Future Planet Equity ETF) — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

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10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs Trust II, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund, at a meeting held on July 22, 2021, the Board voted to nominate Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar and Linda A. Lang (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on December 3, 2021. Each of the Nominees (except Ms. Lang) currently serves as a Trustee of Goldman Sachs Trust II. Ms. Lang currently serves as a Trustee of the Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. The Funds will bear a portion of the proxy solicitation, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund if such expenses increase the Fund’s total expense ratio by more than a specified percentage. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

Mergers and Reorganizations — Pursuant to an Agreement and Plan of Reorganization (a “Reorganization Agreement”) between each of the Goldman Sachs Data-Driven World ETF, the Goldman Sachs Finance Reimagined ETF, the Goldman Sachs Human Evolution ETF, the Goldman Sachs Manufacturing Revolution ETF and the Goldman Sachs New Age Consumer ETF (each, an “Acquired Fund”) and the Goldman Sachs Innovate Equity ETF (the “Survivor Fund”), as of the close of business on November 6, 2020, all of the assets and liabilities of each Acquired Fund were transferred to the Survivor Fund in exchange for shares of the Survivor Fund having an aggregate NAV equal to the NAV of such Acquired Fund as of the time of valuation specified in the applicable Reorganization Agreement, which were then distributed to shareholders of record of such Acquired Fund in a tax-free exchange (the “Reorganization”) as follows:

Acquired Fund	Exchanged Shares of Survivor Fund Issued	Value of Exchanged Shares	Acquired Fund’s Shares Outstanding as of November 6, 2020
Goldman Sachs Data-Driven World ETF	1,125,509	$56,314,330	775,000
Goldman Sachs Finance Reimagined ETF	1,036,579	$51,864,763	775,000
Goldman Sachs Human Evolution ETF	1,297,941	$64,941,875	950,000
Goldman Sachs Manufacturing Revolution ETF	1,049,187	$52,495,591	675,000
Goldman Sachs New Age Consumer ETF	1,640,783	$82,095,825	900,000

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Notes to Financial Statements (continued)

August 31, 2021

11. OTHER MATTERS (continued)

The following chart shows each Acquired Fund’s aggregate net assets (immediately before the Reorganization) and unrealized appreciation:

Acquired Fund	Acquired Fund’s Aggregate Net Assets before Reorganization	Acquired Fund’s Unrealized Appreciation(1)
Goldman Sachs Data-Driven World ETF	$56,314,330	$4,966,257
Goldman Sachs Finance Reimagined ETF	$51,864,763	$2,935,042
Goldman Sachs Human Evolution ETF	$64,941,875	$3,087,984
Goldman Sachs Manufacturing Revolution ETF	$52,495,591	$4,562,462
Goldman Sachs New Age Consumer ETF	$82,095,825	$7,776,145

(1)	The Survivor Fund has elected to carry forward the assets of each Acquired Fund at the Acquired Fund’s historical cost basis for purposes of measuring unrealized appreciation and future realized gain or loss of those acquired assets.

The Survivor Fund’s aggregate net assets (immediately before and after the completion of the Reorganization) were $0 and $307,712,384, respectively.

Assuming the Reorganization had been completed on September 1, 2020, the Survivor Fund’s pro-forma results of operations for the year ended August 31, 2021 would have been as follows:

Net investment income/loss	$1,841,326
Net realized and unrealized gain/loss on investment	$151,080,488
Net increase/decrease in net assets from operations	$152,921,814

Because the combined Survivor Fund has been managed as a single integrated fund since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of each Acquired Fund that have been included in the Survivor Fund’s Statement of Operations since November 6, 2020.

12. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date other than noted above have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

74

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Future Planet Equity ETF, Goldman Sachs Hedge Industry VIP ETF, Goldman Sachs Innovate Equity ETF, and Goldman Sachs JUST U.S. Large Cap Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (five of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statement of operations	Statements of changes in net assets	Financial highlights
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Goldman Sachs Hedge Industry VIP ETF, and Goldman Sachs JUST U.S. Large Cap Equity ETF	For the year ended August 31, 2021	For the two years ended August 31, 2021	For each of the periods indicated therein
Goldman Sachs Innovate Equity ETF	For the period November 6, 2020 (commencement of operations) through August 31, 2021
Goldman Sachs Future Planet Equity ETF	For the period July 13, 2021 (commencement of operations) through August 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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Fund Expenses — For the Six Months ended 8/31/2021 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

Except with respect to the Future Planet Equity fund, which commenced operations on July 13, 2021, the example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2021 and held for the six months ended August 31, 2021, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Equal Weight U.S. Large Cap Equity ETF				Future Planet Equity ETF				Hedge Industry VIP ETF				Innovate Equity ETF				JUST U.S. Large Cap Equity ETF
	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid**	Beginning Account Value 7/13/21	Ending Account Value 8/31/21		Expenses Paid*	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid**	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid**	Beginning Account Value 3/1/21	Ending Account Value 8/31/21		Expenses Paid**
Actual based on NAV	$1,000	$1,179.93		$0.49	$1,000	$1,041.74		$1.05	$1,000	$1,080.19		$2.36	$1,000	$1,096.18		$2.64	$1,000	$1,190.75		$1.10
Hypothetical 5% return	1,000	1,024.75	+	0.46	1,000	1,005.82	+	1.03	1,000	1,022.94	+	2.29	1,000	1,022.68	+	2.55	1,000	1,024.20	+	1.02

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	The Fund commenced operations on July 13, 2021. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 50/365, which represents a period of 50 days of a 365 day year (to reflect the Fund’s commencement of operation).
**	Expenses for each Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
Equal Weight U.S. Large Cap Equity ETF	0.09%
Future Planet Equity ETF	0.75
Hedge Industry VIP ETF	0.45
Innovate Equity ETF	0.50
JUST U.S. Large Cap Equity ETF	0.20

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Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on March 16-17, 2021, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the efficiency of the arbitrage function during the Reporting Period (including during the stressed market conditions caused by the COVID-19 pandemic). The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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Statement Regarding Basis for Initial Approval of Management Agreement for the Goldman Sachs Future Planet Equity ETF (Unaudited)

Background

The Goldman Sachs Future Planet Equity ETF (the “Fund”) is a newly-organized investment portfolio of Goldman Sachs ETF Trust (the “Trust”) that commenced investment operations on July 13, 2021. At a meeting held on March 17, 2021 (the “Meeting”) in connection with the Fund’s organization, the Board of Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

At the Meeting, the Trustees reviewed the Management Agreement with respect to the Fund, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fee and anticipated expenses with those paid by other similar exchange-traded funds (“ETFs”); potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund; and potential benefits to be derived by the Fund from its relationship with the Investment Adviser. Various information was also provided at prior meetings at which the Fund was discussed.

In connection with the Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval of registered fund investment management agreements under applicable law. In evaluating the Management Agreement at the Meeting, the Trustees relied upon information included in a presentation made by the Investment Adviser at the Meeting and information received at prior Board meetings, as well as on their knowledge of the Investment Adviser resulting from their meetings and other interactions over time.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the significant resources that the Investment Adviser devotes to risk management and the control environment in which the Fund would operate, the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers would operate, including changes associated with the COVID-19 pandemic, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees considered that under the Management Agreement, the Fund pays a single management fee to the Investment Adviser, and the Investment Adviser pays all of the Fund’s ordinary operating expenses, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings and litigation, indemnification and extraordinary expenses. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. In particular, they noted that the Fund would operate as an actively-managed ETF that seeks long-term capital appreciation. The Trustees noted the experience and capabilities of the key personnel of the Investment Adviser who would provide services to the Fund. In particular, the Trustees considered the Investment Adviser’s extensive experience in managing fundamental equity investment strategies. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations in the current environment. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and operational resources to the Fund. They also considered that although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser has committed substantial financial and operational resources to ETFs and has extensive experience managing other types of registered investment companies. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Unitary Fee Structure and Profitability

The Trustees considered the contractual management fee rate payable by the Fund, noting that the Management Agreement provides for a unitary fee structure, pursuant to which the Fund pays a single management fee to the Investment Adviser and the Investment Adviser then pays all of the Fund’s ordinary operating expenses. In addition, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which would include both advisory and administrative services directed to the needs and operations of the Fund as an ETF. The Trustees also considered information provided regarding fees and expenses of comparable ETFs advised by other, unaffiliated investment management firms. The comparisons of the Fund’s unitary management fee rate and projected expense ratio were prepared by the Investment Adviser and a third-party provider of mutual

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Statement Regarding Basis for Initial Approval of Management Agreement for the Goldman Sachs Future Planet Equity ETF (Unaudited) (continued)

fund and ETF data. In particular, the Trustees referred to an analysis comparing the Fund’s unitary management fee rate and projected expense ratio to those of relevant peer funds. The Trustees concluded that the comparisons were useful in evaluating the reasonableness of the management fee and total expenses to be paid by the Fund. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund commenced operations, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially.

Economies of Scale

The Trustees noted that the Fund, similar to many other ETFs, would not have management fee breakpoints. The Trustees considered the Fund’s projected asset levels and information comparing the fee rates charged by the Investment Adviser with fee rates charged to other ETFs in the Fund’s peer group.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (b) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (c) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (d) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs & Co. LLC (“Goldman Sachs”).

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund is expected to receive certain potential benefits as a result of its relationship with the Investment Adviser, including: (a) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (b) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; and (c) the Fund’s access to certain affiliated distribution channels.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the unitary management fee to be paid by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s reasonably foreseeable asset levels. The Trustees unanimously concluded that the engagement of the Investment Adviser likely would benefit the Fund and its shareholders and that the Management Agreement should be approved for an initial two-year period from its effective date.

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Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 67	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				39	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Linda A. Lang Age: 63	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016–2019); and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004–2019); Chairman and Chief Executive Officer (2005–2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003–2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP and Energy Renaissance Fund (February 2016 -March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				39	None

Michael Latham Age: 55	Trustee	Since 2015	Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group (a special purpose acquisition company) (2021–Present). Formerly, Mr. Latham held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee—Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	39	FinTech Evolution Acquisition Group (a special purpose acquisition company)

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Trustees and Officers (Unaudited) (continued)

Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee—Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund	166	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2021.
[2]	Each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2021, Goldman Sachs ETF Trust consisted of 36 portfolios (21 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

81

GOLDMAN SACHS EQUITY ETFS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust. Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs ETF Trust — Equity ETFs — Tax Information (Unaudited)

For the fiscal year ended August 31, 2021, 89.64%, 100%, 73.58%, and 100% of the dividends paid from net investment company taxable income by the Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF, Innovate Equity ETF, and JUST U.S. Large Cap Equity ETF, respectively, qualify for the dividends received deduction available to corporations.

For the fiscal year ended August 31, 2021, 86.93%, 100%, 100%, and 100% of the dividends paid from net investment company taxable income by the Equal Weight U.S. Large Cap Equity ETF, Hedge Industry VIP ETF, Innovate Equity ETF, and JUST U.S. Large Cap Equity ETF, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2021, 0.62% of the dividends paid from net investment company taxable income by the Equal Weight U.S. Large Cap Equity ETF qualify as section 199A dividends.

82

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.09 trillion in assets under supervision as of June 30, 2021, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access U.S. Aggregate Bond ETF
Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Future Planet Equity ETF
Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® U.S. Equity ETF

INDEX DISCLAIMERS

The Goldman Sachs Equal Weight U.S. Large Cap Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive US Large Cap Equal Weight Index (GTR) (“Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Equal Weight U.S. Large Cap Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Equal Weight U.S. Large Cap Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs Equal Weight U.S. Large Cap Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

GOLDMAN SACHS ASSET MANAGEMENT, L.P., THE GOLDMAN SACHS GROUP, INC., AND GOLDMAN SACHS & CO. LLC (COLLECTIVELY, “GOLDMAN SACHS”) DOES NOT GUARANTEE NOR MAKE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE INDEX TO TRACK GENERAL MARKET PERFORMANCE. GOLDMAN SACHS, IN ITS CAPACITY AS THE INDEX PROVIDER OF THE INDEX, LICENSES CERTAIN TRADEMARKS AND TRADE NAMES TO THE FUND. GOLDMAN SACHS HAS NO OBLIGATION TO TAKE THE NEEDS OF THE FUND OR THE SHAREHOLDERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEX. GOLDMAN SACHS, ITS AFFILIATES AND ANY OF ITS CLIENTS MAY HOLD LONG OR SHORT POSITIONS IN SECURITIES HELD BY THE FUND OR IN RELATED DERIVATIVES, INCLUDING THOSE LINKED TO THE INDEX. GOLDMAN SACHS DOES NOT GUARANTEE THE ADEQUACY, TIMELINESS, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO. GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN OR IN THE CALCULATION THEREOF. GOLDMAN SACHS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MARKS, THE INDEX OR ANY DATA INCLUDED THEREIN AS TO THE RESULTS TO BE OBTAINED BY THE FUND, THE SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, GOLDMAN SACHS HEREBY EXPRESSLY DISCLAIMS ANY AND ALL LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

The Goldman Sachs Innovate Equity ETF is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive Innovative Global Equity Index (“Solactive Index”) and/or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Index is calculated correctly. Irrespective of its obligations towards Goldman Sachs Innovate Equity ETF, Solactive AG has no obligation to point out errors in the Solactive Index to third parties including but not limited to investors and/or financial intermediaries of Goldman Sachs Innovate Equity ETF. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with the Goldman Sachs Innovate Equity ETF constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund.

Neither JUST Capital Foundation, Inc. (“JUST Capital”) nor any of its affiliates (collectively, the “JUST Parties”) in any way sells, sponsors, supports, promotes, or endorses the Goldman Sachs JUST U.S. Large Cap Equity ETF (the “GS ETF”), or has involvement in its operations or distribution. The JUST US Large Cap Diversified Index (the “JUST Index”) has been licensed by Russell on an “as is” basis to Goldman Sachs Asset Management L.P. (“Goldman Sachs”) in connection with Goldman Sachs’ sponsorship of the GS ETF, and JUST Capital’s only relationship with Goldman Sachs is the licensing of certain trademarks and trade names of JUST Capital or its affiliates. The JUST Parties and any other person or entity involved in or related to compiling, computing, or creating the JUST Index expressly disclaim all representations, warranties, and liabilities relating to or in connection with the GS ETF (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability, and fitness for a particular purpose). No JUST Party makes any claim, prediction, warranty, or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the JUST Index, the GS ETF, or any of the data included in either of the foregoing, (ii) the level at which the JUST Index or GS ETF is said to stand at any particular time on any particular day or otherwise, (iii) the suitability of the JUST Index for the purpose to which it is being put in connection with the GS ETF, or (iv) the advisability of investing in securities generally or in any index or ETF, including those provided by Goldman Sachs. No JUST Party has provided, nor will any provide, any financial or investment advice or recommendation in relation to the JUST Index or the GS ETF to Goldman Sachs Asset Management or to its clients. No JUST Party shall be (i) liable (whether in negligence or otherwise) to any person for any error in the JUST Index or (ii) under any obligation to advise any person of any error therein. Without limiting any of the foregoing, in no event shall any JUST Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits), or any other damages in connection with the JUST Index or the GS ETF. Data and information regarding the JUST Index is proprietary to JUST Capital or its licensors, and reproduction of such data and information is prohibited except with the prior written permission of JUST Capital. JUST Index® and JUST Capital Index® are trademarks of JUST Capital and have been licensed for use by Goldman Sachs Asset Management L.P. by JUST Capital and/or its agent. Frank Russell Company (“Russell”) acts solely as calculation agent in respect of the JUST US Large Cap Diversified Index and does not in any way sponsor, support, promote or endorse the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF. The JUST US Large Cap Diversified Index was provided on an “as is” basis. Russell, its affiliates and any other person or entity involved in or related to compiling, computing or creating the JUST US Large Cap Diversified Index (collectively, the “Russell Parties”) expressly disclaim all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose). Russell does not make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the JUST US Large Cap Diversified Index (upon which the Goldman Sachs JUST U.S. Large Cap Equity ETF is based), (ii) the figure at which the JUST US Large Cap Diversified Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the JUST US Large Cap Diversified Index for the purpose to which it is being put in connection with the Goldman Sachs JUST U.S. Large Cap Equity ETF. Russell has not provided and will not provide any financial or investment advice or recommendation in relation to the JUST US Large Cap Diversified Index to Goldman Sachs Asset Management or to its clients. The JUST US Large Cap Diversified Index is calculated by Russell or its agent as calculation agent. Russell shall not be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. Without limiting any of the foregoing, in no event shall any Russell Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including without limitation lost profits) or any other damages in connection with the JUST US Large Cap Diversified Index or the Goldman Sachs JUST U.S. Large Cap Equity ETF.

TRUSTEES Lawrence W. Stranghoener, Chairman Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

ActiveBeta® is a registered trademark of GSAM.

ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

©2021 Goldman Sachs. All rights reserved. 256144-OTU-10/2021 EQTYETFAR-21

Goldman Sachs Funds

Annual Report	August 31, 2021

Goldman Sachs MarketBeta® ETFs
MarketBeta® Emerging Markets Equity ETF (GSEE)
MarketBeta® International Equity ETF (GSID)
MarketBeta® U.S. Equity ETF (GSUS)

Goldman Sachs MarketBeta® ETFs

∎	MarketBeta® Emerging Markets Equity ETF

∎	MarketBeta® International Equity ETF

∎	MarketBeta® U.S. Equity ETF

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

INVESTMENT PROCESS

Goldman Sachs MarketBeta® Equity ETFs

Principal Investment Strategies

The investment objective of each of the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF (each, a “Fund”), is to seek to provide investment results that closely correspond, before fees and expenses, to the performance of its respective underlying index (each, an “Index”).

Each Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index, in depositary receipts representing securities included in its underlying index and in underlying stocks in respect of depositary receipts included in its underlying index.

MarketBeta® Emerging Markets Equity ETF

The Solactive GBS Emerging Markets Large & Mid Cap Index (the “Index”) consists of equity securities of large and mid-capitalization issuers covering approximately the largest 85% of the free-float market capitalization in emerging markets. It is calculated as a net total return index in U.S. dollars and weighted by free-float market capitalization.

As of August 31, 2021, the Index consisted of 1,561 securities with a market capitalization range of between approximately $25.5 million and $1,874.3 billion from issuers in the following emerging market countries: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and the United Arab Emirates. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class, country or geographic region will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class, country or geographic region at all times. Solactive AG (“Solactive” or the “Index Provider”) will generally deem an issuer to be located in an emerging market country if it is organized under the laws of the emerging market country and it is primarily listed in the emerging market country; in the event that these factors point to more than one country, the Index methodology provides for consideration of certain additional factors. The Index is reconstituted on a semi-annual basis in May and November. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

MarketBeta® International Equity ETF

The Solactive GBS Developed Markets ex North America Large & Mid Cap Index (the “Index”) consists of equity securities of large and mid-capitalization issuers covering approximately the largest 85% of the free-float market capitalization in developed markets excluding North America. It is calculated as a net total return index in U.S. dollars and weighted by free-float market capitalization.

As of August 31, 2021, the Index consisted of 1,018 securities with a market capitalization range of between approximately $580.0 million and $373.5 billion from issuers in the following developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class, country or geographic region will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class, country or geographic region at all times. Solactive AG (“Solactive” or the “Index Provider”) will generally deem an issuer to be located in a developed market country if it is organized under the laws of the developed market country and it is primarily listed in the developed market country; in the event that these factors point to more than one country, the Index methodology provides for consideration of certain additional factors. The Index is reconstituted on a semi-annual basis in May and November. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria.

1

INVESTMENT PROCESS

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

MarketBeta® U.S. Equity ETF

The Solactive GBS United States Large & Mid Cap Index (the “Index”) consists of equity securities of large and mid-capitalization equity issuers covering approximately the largest 85% of the free-float market capitalization in the United States. It is calculated as a total return index in U.S. dollars and weighted by free-float market capitalization.

As of August 31, 2021, the Index consisted of 529 securities with a market capitalization range of between approximately $4.5 billion and $2,509.8 billion. The components of the Index may change over time. The percentage of the portfolio exposed to any asset class will vary from time to time as the weightings of the securities within the Index change, and the Fund may not be invested in each asset class at all times. Solactive AG (“Solactive” or the “Index Provider”) will deem an issuer to be a U.S. issuer if it is organized under the laws of the U.S. and it is primarily listed in the U.S.; in the event that these factors point to more than one country, the Index methodology provides for consideration of certain additional factors. The Index is reconstituted on a semi-annual basis in May and November. New securities from initial public offerings are also added on a semi-annual basis in February and August, subject to fulfillment of certain eligibility criteria.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

All Above Funds

Each Fund seeks to invest in the respective Index components in approximately the same weighting that such components have within the respective Index at the applicable time. However, under various circumstances, it may not be possible or practicable to purchase all of the securities in the respective Index in the approximate respective Index weight. In these circumstances, the Fund may purchase a sample of securities in the respective Index. There may also be instances in which the Investment Adviser may choose to underweight or overweight a security in each Fund’s Index, purchase securities not in each Fund’s Index that the Investment Adviser believes are appropriate to substitute for certain securities in such Index or utilize various combinations of other available investment techniques.

Each Index is owned and calculated by Solactive.

Each Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “Investment Company Act”). However, each Fund may become “non-diversified” solely as a result of a change in the relative market capitalization or index weighting of one or more constituents of the respective Index. A non-diversified fund may invest a larger percentage of its assets in fewer issuers than diversified funds.

Each Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the respective Index is concentrated. The degree to which components of the respective Index represent certain sectors or industries may change over time.

* * *

At the end of the Reporting Period, i.e. August 31, 2021, we maintained conviction in our principal investment strategies, as each Fund continues to seek to provide efficient and diversified access to approximately 85% of the broad equity market represented by each respective Index in one portfolio.

2

PORTFOLIO RESULTS

Goldman Sachs MarketBeta® Emerging Markets Equity ETF

Investment Objective

The Goldman Sachs MarketBeta® Emerging Markets Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS Emerging Markets Large & Mid Cap Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 19.35% based on net asset value (“NAV”) and 18.81% based on market price. The Index returned 19.63% during the same period.

The Fund had an NAV of $48.15 per share on August 31, 2020 and ended the Reporting Period with an NAV of $55.68 per share. The Fund’s market price on August 31, 2021 was $55.72 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

Q	Which sectors and countries contributed most to the Index’s performance during the Reporting Period, and which contributed least?

A	Index constituents in the information technology, financials and materials sectors contributed most positively to the Index’s results during the Reporting Period. Index constituents in the consumer discretionary, real estate and communication services sectors contributed least to the Index’s results during the Reporting Period.

From a country perspective, Index constituents in Taiwan, South Korea and India contributed most to the Index’s results during the Reporting Period. Conversely, Index constituents in China, Hong Kong and Peru contributed least to the Index’s results during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period?

A	Positions in Taiwan-based information technology company Taiwan Semiconductor Manufacturing, South Korea-based information technology company Samsung Electronics and Brazil-based materials company Vale contributed most positively (7.17%, 4.17% and 1.03% of Fund net assets as of August 31, 2021, respectively). Each of these holdings posted a robust double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the least to the Index’s results during the Reporting Period?

A	Positions in China-based consumer discretionary company Alibaba Group Holding, China-based real estate company KE Holdings and China-based communication services company Tencent Holdings contributed least (4.15%, 0.00%[1] and 4.94% of Fund net assets as of August 31, 2021, respectively). Alibaba Group Holding and KE Holdings each posted a double-digit negative return within the Index during the Reporting Period. Tencent Holdings generated a single-digit negative return within the Index during the Reporting Period.

[1]	Some weights are 0.00% at August 31, 2021 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period as they did not meet the Fund’s investment criteria.

3

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	Solactive Index

Information Technology	20.73%	20.46%
Financials	19.72	19.86
Consumer Discretionary	15.18	15.14
Communication Services	11.06	10.73
Materials	9.05	8.77
Consumer Staples	5.86	5.85
Energy	5.51	5.32
Industrials	5.29	5.52
Health Care	4.31	4.44
Real Estate	1.21	1.73
Utilities	1.99	2.18

Q	What was the Fund’s country positioning relative to the Index at the end of the Reporting Period?[2]

Country Name	Fund[3]	Solactive Index
Cayman Islands	19.99%	21.39%
Taiwan	15.77	14.72
Korea	12.71	12.70
China	9.76	11.01
India	13.18	12.42
Brazil	5.40	5.21
South Africa	3.35	3.18
Saudi Arabia	3.53	3.24
Russia	2.99	2.96
Thailand	1.63	1.93
Mexico	2.18	2.02
Indonesia	1.41	1.39
Hong Kong	0.90	0.91
Malaysia	1.13	1.05
Qatar	0.81	0.74
United Arab Emirates	1.11	1.02
Philippines	0.74	0.67
Turkey	0.56	0.59
Kuwait	0.61	0.57
Chile	0.44	0.50
Bermuda	0.19	0.31
Netherlands	0.32	0.29
Greece	0.26	0.26
Hungary	0.29	0.26
Colombia	0.19	0.17
Egypt	0.10	0.10
Luxembourg	0.05	0.05
Czech Republic	0.13	0.12
Jersey	0.09	0.10
Pakistan	0.05	0.05
Argentina	0.04	0.04
Singapore	0.02	0.02
Panama	0.00	0.01
Peru	0.00	0.00
Virgin Islands, British	0.00	0.01
Cyprus	0.00	0.00
Australia	0.00	0.00

[2]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Country classification in this listing is based on the country of incorporation rather than being based on country of domicile or country of highest revenue. Investments in the securities lending vehicle represented 1.57% of the Fund’s net assets as of August 31, 2021. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS Emerging Markets Large & Mid Cap Index.

4

FUND BASICS

MarketBeta® Emerging Markets Equity ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021

Market Price[1]	$55.72
Net Asset Value (NAV)[1]	$55.68

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	6.6%	Information Technology	Taiwan

Tencent Holdings Ltd.	4.5	Communication Services	China

Samsung Electronics Co. Ltd.	3.8	Information Technology	South Korea

Alibaba Group Holding Ltd. ADR	3.8	Consumer Discretionary	China

Meituan, Class B	1.6	Consumer Discretionary	China

iShares MSCI Malaysia ETF	1.0	Exchange-Traded Fund	United States

Reliance Industries Ltd.	1.0	Energy	India

Infosys Ltd.	1.0	Information Technology	India

Vale SA	1.0	Materials	Brazil
Naspers Ltd., Class N	0.9	Consumer Discretionary	South Africa

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

5

MARKETBETA® EMERGING MARKETS EQUITY ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on May 12, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the Solactive GBS Emerging Markets Large & Mid Cap Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

MarketBeta® Emerging Markets Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 12, 2020 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Since Inception
Shares based on NAV (Commenced May 12, 2020)	19.35%	33.01%

Shares based on Market Price (Commenced May 12, 2020)	18.81%	33.03%

Solactive GBS Emerging Markets Large & Mid Cap Index	19.63%	33.68%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

6

PORTFOLIO RESULTS

Goldman Sachs MarketBeta® International Equity ETF

Investment Objective

The Goldman Sachs MarketBeta® International Small Cap Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS Developed Markets ex North America Large & Mid Cap Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 26.20% based on net asset value (“NAV”) and 26.50% based on market price. The Index returned 26.32% during the same period.

The Fund had an NAV of $46.79 per share on August 31, 2020 and ended the Reporting Period with an NAV of $57.61 per share. The Fund’s market price on August 31, 2021 was $57.80 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

Q	Which sectors and countries contributed most positively to the Index’s performance during the Reporting Period, and which contributed least?

A	Index constituents in the financials, industrials and information technology sectors contributed most to the Index’s results during the Reporting Period. Index constituents in the utilities, real estate and energy sectors contributed least to the Index’s results during the Reporting Period.

From a country perspective, Index constituents in Japan, the U.K. and France contributed most to the Fund’s results during the Reporting Period. Index constituents in Faroe Islands, Portugal and the Isle of Man contributed least to the Fund’s results during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period?

A	Positions in Netherlands-based information technology company ASML Holding, France-based consumer discretionary company LVMH Moet Hennessy Louis Vuitton and Denmark-based health care company Novo Nordisk contributed most (1.95%, 1.09% and 0.92% of Fund net assets as of August 31, 2021, respectively). ASML Holding generated a triple-digit positive return within the Index during the Reporting Period. LVMH Moet Hennessy Louis Vuitton and Novo Nordisk each posted a robust double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the least to the Index’s results during the Reporting Period?

A	Positions in U.K. consumer staples firm Reckitt Benckiser Group, Germany-based information technology company SAP and Japan-based health care company Daiichi Sankyo contributed least (0.31%, 0.86% and 0.25% of Fund net assets as of August 31, 2021, respectively). Reckitt Benckiser Group and Daiichi Sankyo each posted a double-digit negative return within the Index during the Reporting Period. SAP generated a single-digit negative return within the Index during the Reporting Period.

7

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[1]

Sector Name	Fund[2]	Solactive Index
Financials	16.87%	16.83%
Industrials	16.56	16.59
Health Care	12.48	12.52
Consumer Discretionary	12.10	12.35
Consumer Staples	9.71	9.71
Information Technology	9.80	9.77
Materials	7.98	7.96
Communication Services	4.82	4.84
Utilities	3.40	3.41
Energy	3.05	3.04
Real Estate	2.98	2.99

Q	What was the Fund’s country positioning relative to the Index at the end of the Reporting Period?[1]

Country Name	Fund[2]	Solactive Index
Japan	24.28%	24.25%
UK	13.48	13.45
France	9.17	9.18
Switzerland	8.67	8.49
Germany	8.37	8.35
Australia	7.00	7.00
Netherlands	5.55	5.94
Sweden	4.02	4.00
Hong Kong	2.46	2.47
Spain	2.41	2.45
Denmark	2.52	2.52
Italy	1.97	1.96
Finland	1.35	1.35
Singapore	1.18	1.18
Ireland	1.12	1.12
Belgium	0.93	0.94
Norway	0.84	0.85
Cayman Islands	0.75	0.77
Israel	0.89	0.88
Jersey	0.87	0.87
New Zealand	0.44	0.45
Bermuda	0.25	0.29
Austria	0.37	0.36
Poland	0.27	0.28
Luxembourg	0.35	0.35
Portugal	0.15	0.14
Isle of Man	0.09	0.09
Faroe Islands	0.02	0.02

[1]	Country and sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Country classification in this listing is based on the country of incorporation rather than being based on country of domicile or country of highest revenue. Investments in the securities lending vehicle represented 0.32% of the Fund’s net assets as of August 31, 2021. Figures above may not sum to 100% due to rounding due to the presence of cash.

[2]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS Developed Markets ex North America Large & Mid Cap Index.

8

FUND BASICS

MarketBeta® International Equity ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2021

Market Price[1]	$57.80
Net Asset Value (NAV)[1]	$57.61

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business	Country

ASML Holding NV	1.9%	Information Technology	Netherlands
Nestle SA	1.9	Consumer Staples	Switzerland
Roche Holding AG	1.6	Health Care	Switzerland

Novartis AG	1.2	Health Care	Switzerland
Toyota Motor Corp.	1.1	Consumer Discretionary	Japan
LVMH Moet Hennessy Louis Vuitton SE	1.1	Consumer Discretionary	France
Novo Nordisk A/S, Class B	0.9	Health Care	Denmark

SAP SE	0.9	Information Technology	Germany
AstraZeneca PLC	0.8	Health Care	United Kingdom
AIA Group Ltd.	0.8	Financials	Hong Kong

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

9

MARKETBETA® INTERNATIONAL EQUITY ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on May 12, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the Solactive GBS Developed Markets ex North America Large & Mid Cap Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

MarketBeta® International Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 12, 2020 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Since Inception
Shares based on NAV (Commenced May 12, 2020)	26.20%	34.45%

Shares based on Market Price (Commenced May 12, 2020)	26.50%	34.77%

Solactive GBS Developed Markets ex North America Large & Mid Cap Index	26.32%	34.48%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

10

PORTFOLIO RESULTS

Goldman Sachs MarketBeta® U.S. Equity ETF

Investment Objective

The Goldman Sachs MarketBeta® U.S. Equity ETF (the “Fund”) seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS United States Large & Mid Cap Index (the “Index”).

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Fund’s performance and positioning for the 12-month period ended August 31, 2021 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund returned 31.60% based on net asset value (“NAV”) and 31.45% based on market price. The Index returned 31.71% during the same period.

The Fund had an NAV of $48.62 per share on August 31, 2020 and ended the Reporting Period with an NAV of $63.07 per share. The Fund’s market price on August 31, 2021 was $63.09 per share.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Index. The Fund’s performance reflects Fund expenses, including management fees and brokerage expenses. The Fund’s relative performance also reflects the impact of any cash held in the Fund as well as any other differences between the Fund’s holdings and the constituents of the Index. The Index is unmanaged, and Index returns do not reflect fees and expenses, which would reduce returns.

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors. The Fund does not follow a strategy of seeking to outperform the Index.

Q	Which sectors contributed most positively to the Index’s relative performance during the Reporting Period, and which contributed least?

A	Index constituents in the information technology, financials and communication services sectors contributed most to the Index’s results during the Reporting Period. Index constituents in the utilities, materials and real estate sectors contributed least to the Index’s results during the Reporting Period.

Q	Which individual stock positions contributed the most to the Index’s returns during the Reporting Period?

A	Positions in communication services company Alphabet, software leader Microsoft and information technology giant Apple contributed most (4.23%, 5.69% and 6.42% of Fund net assets as of August 31, 2021, respectively). Each of these holdings posted a double-digit positive return within the Index during the Reporting Period.

Q	Which individual stock positions contributed the least to the Index’s results during the Reporting Period?

A	Positions in pharmaceuticals company Vertex Pharmaceuticals, payment services provider Fidelity National Information Services and biotechnology medicines company Amgen contributed least (0.00%[1], 0.20% and 0.33% of Fund net assets as of August 31, 2021, respectively). Each of these holdings generated a negative return within the Index during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund does not employ derivatives as a source of alpha generation, although it did use index futures to equitize excess cash. The use of futures was not material to the performance of the Fund during the Reporting Period.

[1]	Some weights are 0.00% at August 31, 2021 either because those positions were eliminated during the most recent rebalance given the Index construction methodology or were not held at all during the Reporting Period as they did not meet the Fund’s investment criteria.

11

PORTFOLIO RESULTS

Q	What was the Fund’s sector positioning relative to the Index at the end of the Reporting Period?[2]

Sector Name	Fund[3]	Solactive Index
Information Technology	29.37%	29.37%
Health Care	12.99	13.09
Consumer Discretionary	12.11	12.13
Communication Services	11.72	11.69
Financials	10.69	10.66
Industrials	7.91	7.89
Consumer Staples	5.64	5.63
Utilities	2.40	2.39
Materials	2.37	2.37
Real Estate	2.55	2.55
Energy	2.24	2.23

[2]	Sector classifications for securities may differ between the above listing and the Schedule of Investments due to differing classification methodologies. The classification methodology used for the above listing is as set forth by Solactive. The Fund’s composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the chart above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investment in the securities lending reinvestment vehicle, if any). Underlying sector allocation of exchange-traded funds held by the Fund are not reflected in the chart above. Investments in the securities lending vehicle represented 0.12% of the Fund’s net assets as of August 31, 2021. Figures above may not sum to 100% due to rounding due to the presence of cash.

[3]	The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Solactive GBS United States Large & Mid Cap Index.

12

FUND BASICS

MarketBeta® U.S. Equity ETF

as of August 31, 2021

FUND SNAPSHOT

As of August 31, 2020

Market Price[1]	$63.09
Net Asset Value (NAV)[1]	$63.07

[1]	The Market Price is the price at which the Fund’s shares are trading on the NYSE Arca, Inc. The Market Price of the Fund’s shares will fluctuate and, at the time of sale, shares may be worth more or less than the original investment or the Fund’s then current net asset value (“NAV”). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the Fund’s portfolio, plus other assets, less any liabilities, by the number of Fund shares outstanding. Fund shares are not individually redeemable and are issued and redeemed by the Fund at their NAV only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Information regarding how often shares of each Fund traded on NYSE Arca at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund can be found at www.GSAMFUNDS.com/ETFs.

TOP 10 HOLDINGS AS OF 8/31/21[2]

Holding	% of Net Assets	Line of Business	Country

Apple, Inc.	6.4%	Information Technology	United States
Microsoft Corp.	5.7	Information Technology	United States
Amazon.com, Inc.	3.8	Consumer Discretionary	United States

Facebook, Inc., Class A	2.3	Communication Services	United States
Alphabet, Inc., Class A	2.2	Communication Services	United States
Alphabet, Inc., Class C	2.0	Communication Services	United States
Tesla, Inc.	1.4	Consumer Discretionary	United States

NVIDIA Corp.	1.4	Information Technology	United States
JPMorgan Chase & Co.	1.2	Financials	United States
Johnson & Johnson	1.2	Health Care	United States

[2]	The top 10 holdings may not be representative of the Fund’s future investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com/ETFs. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

13

MARKETBETA® U.S. EQUITY ETF

Performance Summary

August 31, 2021

The following graph shows the value, as of August 31, 2021, of a $10,000 investment made on May 12, 2020 (commencement of operations) in Shares at NAV. For comparative purposes, the performance of the Fund’s underlying index, the Solactive GBS United States Large & Mid Cap Index, is shown. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. In addition to the performance of constituents of the underlying index, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and creation and redemption in-kind transactions. The returns set forth below represent past performance. Past performance does not guarantee future results. The Fund’s NAV and investment return may fluctuate. These fluctuations may cause an investor’s shares to be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted below. Please visit our web site at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

MarketBeta® U.S. Equity ETF’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from May 12, 2020 through August 31, 2021.

Average Annual Total Return through August 31, 2021*	One Year	Since Inception
Shares based on NAV (Commenced May 12, 2020)	31.60%	45.60%

Shares based on Market Price (Commenced May 12, 2020)	31.45%	45.64%

Solactive GBS United States Large & Mid Cap Index	31.71%	45.76%

*	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. The Total Returns based on NAV and Market Price assume the reinvestment of dividends and do not reflect brokerage commissions in connection with the purchase or sale of Fund shares, which if included would lower the performance shown above. The NAV used in the Total Return calculation assumes all management fees and operating expenses incurred by the Fund. Market Price returns are based upon the last trade as of 4:00 pm EST and do not reflect the returns you would receive if you traded shares at other times. The first day of secondary market trading is typically several days after the date on which the Fund commenced investment operations; therefore, the NAV of the Fund is used as a proxy for the period from inception of investment operations to the first day of secondary market trading to calculate the Market Price returns.

14

FUND BASICS

Index Definitions and Industry Terms

Book Value: The total value of the company’s assets that shareholders would theoretically receive if a company were liquidated.

Free Cash Flow: A measure of financial performance calculated as operating cash flow minus capital expenditures.

Alpha: The excess returns of a fund relative to the return of a benchmark index is the fund’s alpha.

The Solactive GBS Emerging Markets Large & Mid Cap Index, Solactive GBS Developed Markets ex North America Large & Mid Cap Index, and Solactive GBS United States Large & Mid Cap Index (the, “Solactive Indexes”) are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Indexes are calculated correctly. Irrespective of its obligations towards the Funds, Solactive AG has no obligation to point out errors in the Solactive Indexes to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of the Solactive Indexes by Solactive AG nor the licensing of the Solactive Indexes or Index trade mark for the purpose of use in connection with a Fund constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund. Solactive AG is registered as a benchmark administrator under the Regulation (EU) 2016/2011 (BMR). Solactive appears on the ESMA register of administrators.

15

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 89.1%
Argentina – 0.0%
328	Grupo Financiero Galicia SA ADR (Financials)	$3,536
235	Pampa Energia SA ADR (Utilities)*	4,279
918	YPF SA ADR (Energy)*	4,783

		12,598

Brazil – 4.0%
527	Adecoagro SA (Consumer Staples)*	4,927
19,494	Ambev SA (Consumer Staples)	65,113
1,840	Atacadao SA (Consumer Staples)	6,523
26,987	B3 SA – Brasil Bolsa Balcao (Financials)	74,168
6,295	Banco Bradesco SA (Financials)	24,518
6,571	Banco BTG Pactual SA (Financials)	36,272
3,849	Banco do Brasil SA (Financials)	22,878
1,542	Banco Santander Brasil SA (Financials)	12,632
3,022	BB Seguridade Participacoes SA (Financials)	11,251
2,439	BRF SA (Consumer Staples)*	11,157
4,995	CCR SA (Industrials)	11,952
1,812	Centrais Eletricas Brasileiras SA (Utilities)	13,319
1,021	Cia Energetica de Minas Gerais (Utilities)	3,329
2,877	Cia Siderurgica Nacional SA (Materials)	19,590
3,778	Cosan SA (Energy)	16,272
894	CPFL Energia SA (Utilities)	5,071
1,129	Energisa SA (Utilities)	9,785
4,342	Eneva SA (Utilities)*	13,290
778	Engie Brasil Energia SA (Utilities)	5,706
3,689	Equatorial Energia SA (Utilities)	18,339
5,731	Hapvida Participacoes e Investimentos SA (Health Care)(a)	16,478
1,808	Hypera SA (Health Care)	12,562
2,016	Itau Unibanco Holding SA (Financials)	11,274
3,585	Klabin SA (Materials)*	18,424
2,660	Localiza Rent a Car SA (Industrials)	28,816
3,970	Lojas Renner SA (Consumer Discretionary)	29,514
12,005	Magazine Luiza SA (Consumer Discretionary)	42,772
1,319	Multiplan Empreendimentos Imobiliarios SA (Real Estate)	5,436
3,921	Natura & Co. Holding SA (Consumer Staples)*	39,535
1,079	Neoenergia SA (Utilities)	3,503
2,420	Notre Dame Intermedica Participacoes SA (Health Care)	37,787
892	Pagseguro Digital Ltd., Class A (Information Technology)*	53,047
3,260	Petrobras Distribuidora SA (Consumer Discretionary)	17,314
16,331	Petroleo Brasileiro SA (Energy)	89,063
446	Porto Seguro SA (Financials)	4,980
5,136	Raia Drogasil SA (Consumer Staples)	25,642
3,427	Rede D’Or Sao Luiz SA (Health Care)(a)	46,068
5,633	Rumo SA (Industrials)*	20,597
3,530	Sendas Distribuidora SA (Consumer Staples)	11,591

Common Stocks – (continued)
Brazil – (continued)
920	StoneCo Ltd., Class A (Information Technology)*	42,817
3,522	Suzano SA (Materials)*	41,965
1,977	Telefonica Brasil SA (Communication Services)	16,887
3,620	TIM SA (Communication Services)	8,810
3,539	Ultrapar Participacoes SA (Energy)	9,982
17,784	Vale SA (Materials)	342,789
6,712	WEG SA (Industrials)	46,621
657	XP, Inc., Class A (Financials)*	31,963

		1,442,329

Chile – 0.3%
193,627	Banco de Chile (Financials)	18,894
269	Banco de Credito e Inversiones SA (Financials)	11,636
276,927	Banco Santander Chile (Financials)	14,612
5,992	Cencosud SA (Consumer Staples)	11,289
559	Cia Cervecerias Unidas SA (Consumer Staples)	5,634
34,455	Colbun SA (Utilities)	5,695
4,755	Empresas CMPC SA (Materials)	10,547
1,764	Empresas COPEC SA (Energy)	16,387
3,401	Falabella SA (Consumer Discretionary)	13,451

		108,145

China – 27.7%
153	51job, Inc. ADR (Industrials)*	11,750
2,920	AAC Technologies Holdings, Inc. (Information Technology)	16,276
716	AECC Aviation Power Co. Ltd., Class A (Industrials)	7,555
4,387	Agile Group Holdings Ltd. (Real Estate)	5,032
20,354	Agricultural Bank of China Ltd., Class A (Financials)	9,338
126,657	Agricultural Bank of China Ltd., Class H (Financials)	42,505
1,408	Aier Eye Hospital Group Co. Ltd., Class A (Health Care)	9,209
1,753	Air China Ltd., Class A (Industrials)*	1,967
8,122	Air China Ltd., Class H (Industrials)*	5,451
506	Airtac International Group (Industrials)	15,428
8,260	Alibaba Group Holding Ltd. ADR (Consumer Discretionary)*	1,379,337
4,025	Aluminum Corp. of China Ltd., Class A (Materials)*	4,866
16,858	Aluminum Corp. of China Ltd., Class H (Materials)*	12,225
1,493	Angang Steel Co. Ltd., Class A (Materials)	1,319
6,320	Angang Steel Co. Ltd., Class H (Materials)	4,835
262	Angel Yeast Co. Ltd., Class A (Consumer Staples)	1,627
264	Anhui Gujing Distillery Co. Ltd., Class A (Consumer Staples)	8,675

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
130	Anhui Kouzi Distillery Co. Ltd., Class A (Consumer Staples)	$997
5,005	ANTA Sports Products Ltd. (Consumer Discretionary)	102,966
65	Asymchem Laboratories Tianjin Co. Ltd., Class A (Health Care)	3,526
341	Avary Holding Shenzhen Co. Ltd., Class A (Information Technology)	1,675
1,056	AVIC Electromechanical Systems Co. Ltd., Class A (Industrials)	2,291
2,727	AVIC Industry-Finance Holdings Co. Ltd., Class A (Financials)	1,674
1,257	Baidu, Inc. ADR (Communication Services)*	197,374
6,042	Bank of Beijing Co. Ltd., Class A (Financials)	4,064
1,104	Bank of Chengdu Co. Ltd., Class A (Financials)	2,072
9,777	Bank of China Ltd., Class A (Financials)	4,591
370,682	Bank of China Ltd., Class H (Financials)	130,117
10,544	Bank of Communications Co. Ltd., Class A (Financials)	7,223
32,525	Bank of Communications Co. Ltd., Class H (Financials)	18,694
1,639	Bank of Hangzhou Co. Ltd., Class A (Financials)	3,401
3,870	Bank of Jiangsu Co. Ltd., Class A (Financials)	3,857
2,840	Bank of Nanjing Co. Ltd., Class A (Financials)	4,129
1,614	Bank of Ningbo Co. Ltd., Class A (Financials)	8,080
4,060	Bank of Shanghai Co. Ltd., Class A (Financials)	4,537
1,499	Bank of Zhengzhou Co. Ltd., Class A (Financials)*	795
4,495	Baoshan Iron & Steel Co. Ltd., Class A (Materials)	7,099
325	BeiGene Ltd. ADR (Health Care)*	100,198
2,147	Beijing Enterprises Holdings Ltd. (Utilities)	7,398
18,219	Beijing Enterprises Water Group Ltd. (Utilities)*	7,520
483	Beijing New Building Materials PLC, Class A (Industrials)	2,478
390	Beijing Tiantan Biological Products Corp. Ltd., Class A (Health Care)	1,875
65	BGI Genomics Co. Ltd., Class A (Health Care)	945
1,069	Bilibili, Inc. ADR (Communication Services)*	85,766
16,043	BOC Hong Kong Holdings Ltd. (Financials)	48,682
600	BOC International China Co. Ltd., Class A (Financials)	1,386
11,022	BOE Technology Group Co. Ltd., Class A (Information Technology)	9,942

Common Stocks – (continued)
China – (continued)
14,036	Brilliance China Automotive Holdings Ltd. (Consumer Discretionary)*	5,418
487	BYD Co. Ltd., Class A (Consumer Discretionary)	20,908
3,642	BYD Co. Ltd., Class H (Consumer Discretionary)	123,346
454	By-health Co. Ltd., Class A (Consumer Staples)	1,770
1,104	Caitong Securities Co. Ltd., Class A (Financials)	1,776
341	CanSino Biologics, Inc., Class H (Health Care)*(a)	13,478
1,688	Changjiang Securities Co. Ltd., Class A (Financials)	1,957
519	Chaozhou Three-Circle Group Co. Ltd., Class A (Information Technology)	3,025
39,215	China Cinda Asset Management Co. Ltd., Class H (Financials)	6,958
1,428	China CITIC Bank Corp. Ltd., Class A (Financials)	1,016
42,657	China CITIC Bank Corp. Ltd., Class H (Financials)	19,635
1,039	China Coal Energy Co. Ltd., Class A (Energy)	1,374
9,972	China Coal Energy Co. Ltd., Class H (Energy)	7,129
2,922	China Construction Bank Corp., Class A (Financials)	2,649
411,210	China Construction Bank Corp., Class H (Financials)	297,145
2,532	China Eastern Airlines Corp. Ltd., Class A (Industrials)*	1,844
7,517	China Eastern Airlines Corp. Ltd., Class H (Industrials)*	2,880
11,173	China Everbright Bank Co. Ltd., Class A (Financials)	5,801
15,611	China Everbright Environment Group Ltd. (Industrials)	10,799
1,039	China Galaxy Securities Co. Ltd., Class A (Financials)	1,657
16,406	China Galaxy Securities Co. Ltd., Class H (Financials)	9,218
909	China Greatwall Technology Group Co. Ltd., Class A (Information Technology)	2,070
12,023	China Hongqiao Group Ltd. (Materials)	17,932
31,929	China Huarong Asset Management Co. Ltd., Class H (Financials)*(a)(b)	4,187
300	China International Capital Corp. Ltd., Class A (Financials)	2,512
6,203	China International Capital Corp. Ltd., Class H (Financials)(a)	14,420
454	China International Marine Containers Group Co. Ltd., Class A (Industrials)	1,290
1,314	China International Marine Containers Group Co. Ltd., Class H (Industrials)	2,879
1,187	China Jushi Co. Ltd., Class A (Materials)	3,229

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
584	China Life Insurance Co. Ltd., Class A (Financials)	$2,610
1,573	China Literature Ltd. (Communication Services)*(a)	13,207
14,212	China Longyuan Power Group Corp. Ltd., Class H (Utilities)	28,982
13,419	China Mengniu Dairy Co. Ltd. (Consumer Staples)*	80,662
5,441	China Merchants Bank Co. Ltd., Class A (Financials)	41,288
18,232	China Merchants Bank Co. Ltd., Class H (Financials)	150,618
5,968	China Merchants Port Holdings Co. Ltd. (Industrials)	10,052
2,094	China Merchants Securities Co. Ltd., Class A (Financials)	5,894
2,196	China Merchants Securities Co. Ltd., Class H (Financials)(a)	3,321
4,248	China Molybdenum Co. Ltd., Class A (Materials)	5,149
16,254	China Molybdenum Co. Ltd., Class H (Materials)	12,707
17,321	China National Building Material Co. Ltd., Class H (Materials)	23,696
976	China Northern Rare Earth Group High-Tech Co. Ltd., Class A (Materials)	8,778
21,511	China Overseas Land & Investment Ltd. (Real Estate)	49,509
1,839	China Pacific Insurance Group Co. Ltd., Class A (Financials)	7,496
11,422	China Pacific Insurance Group Co. Ltd., Class H (Financials)	32,163
6,483	China Petroleum & Chemical Corp., Class A (Energy)	4,280
110,644	China Petroleum & Chemical Corp., Class H (Energy)	53,634
5,426	China Railway Group Ltd., Class A (Industrials)	4,735
6,379	China Resources Beer Holdings Co. Ltd. (Consumer Staples)	52,493
3,991	China Resources Gas Group Ltd. (Utilities)	24,221
12,904	China Resources Land Ltd. (Real Estate)	48,033
7,964	China Resources Power Holdings Co. Ltd. (Utilities)	19,579
1,634	China Shenhua Energy Co. Ltd., Class A (Energy)	5,065
15,121	China Shenhua Energy Co. Ltd., Class H (Energy)	33,480
2,207	China Southern Airlines Co. Ltd., Class A (Industrials)*	1,970
7,341	China Southern Airlines Co. Ltd., Class H (Industrials)*	4,276
6,414	China Taiping Insurance Holdings Co. Ltd. (Financials)	9,369
522	China Tourism Group Duty Free Corp. Ltd., Class A (Consumer Discretionary)	18,470

Common Stocks – (continued)
China – (continued)
2,612	China Vanke Co. Ltd., Class A (Real Estate)	8,016
8,478	China Vanke Co. Ltd., Class H (Real Estate)	22,892
4,893	China Yangtze Power Co. Ltd., Class A (Utilities)	14,667
4,397	China Zheshang Bank Co. Ltd., Class A (Financials)	2,419
81	Chongqing Brewery Co. Ltd., Class A (Consumer Staples)*	1,759
3,018	Chongqing Changan Automobile Co. Ltd., Class A (Consumer Discretionary)	9,645
430	Chongqing Zhifei Biological Products Co. Ltd., Class A (Health Care)	11,796
16,560	CIFI Holdings Group Co. Ltd. (Real Estate)	11,157
28,484	CITIC Ltd. (Industrials)	35,452
200	Citic Pacific Special Steel Group Co. Ltd., Class A (Materials)	790
2,860	CITIC Securities Co. Ltd., Class A (Financials)	11,383
8,473	CITIC Securities Co. Ltd., Class H (Financials)	21,462
626	Contemporary Amperex Technology Co. Ltd., Class A (Industrials)	48,014
3,341	COSCO SHIPPING Holdings Co. Ltd., Class A (Industrials)*	10,740
15,017	COSCO SHIPPING Holdings Co. Ltd., Class H (Industrials)*(c)	28,384
7,745	Country Garden Services Holdings Co. Ltd. (Real Estate)	59,004
4,071	CSC Financial Co. Ltd., Class H (Financials)(a)	4,460
187	DaShenLin Pharmaceutical Group Co. Ltd., Class A (Consumer Staples)	1,320
1,493	Datang International Power Generation Co. Ltd., Class A (Utilities)	629
12,692	Datang International Power Generation Co. Ltd., Class H (Utilities)	2,187
195	Dong-E-E-Jiao Co. Ltd., Class A (Health Care)	1,039
844	Dongfang Electric Corp. Ltd., Class A (Industrials)	2,071
1,643	Dongfang Electric Corp. Ltd., Class H (Industrials)	2,252
12,784	Dongfeng Motor Group Co. Ltd., Class H (Consumer Discretionary)	14,005
844	Dongxing Securities Co. Ltd., Class A (Financials)	1,453
2,776	East Money Information Co. Ltd., Class A (Financials)	13,316
100	Ecovacs Robotics Co. Ltd., Class A (Consumer Discretionary)	2,274
3,369	ENN Energy Holdings Ltd. (Utilities)	66,667
500	ENN Natural Gas Co. Ltd., Class A (Utilities)	1,586

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
493	Eve Energy Co. Ltd., Class A (Industrials)	$7,794
1,168	Everbright Securities Co. Ltd., Class A (Financials)	2,878
1,234	Everbright Securities Co. Ltd., Class H (Financials)(a)	984
1,181	Fangda Carbon New Material Co. Ltd., Class A (Industrials)	2,367
519	FAW Jiefang Group Co. Ltd., Class A (Consumer Discretionary)	899
244	Flat Glass Group Co. Ltd., Class A (Information Technology)	2,218
1,841	Flat Glass Group Co. Ltd., Class H (Information Technology)	10,747
3,943	Focus Media Information Technology Co. Ltd., Class A (Communication Services)	4,394
537	Foshan Haitian Flavouring & Food Co. Ltd., Class A (Consumer Staples)	7,905
1,947	Founder Securities Co. Ltd., Class A (Financials)	2,574
2,252	Foxconn Industrial Internet Co. Ltd., Class A (Information Technology)	4,007
100	Fu Jian Anjoy Foods Co. Ltd., Class A (Consumer Staples)	2,422
325	Fujian Sunner Development Co. Ltd., Class A (Consumer Staples)	891
484	Fuyao Glass Industry Group Co. Ltd., Class A (Consumer Discretionary)	3,593
2,568	Fuyao Glass Industry Group Co. Ltd., Class H (Consumer Discretionary)(a)	15,816
300	Ganfeng Lithium Co. Ltd., Class A (Materials)	10,229
1,065	Ganfeng Lithium Co. Ltd., Class H (Materials)(a)	24,539
1,363	Gemdale Corp., Class A (Real Estate)	2,205
1,691	GF Securities Co. Ltd., Class A (Financials)	4,977
5,913	GF Securities Co. Ltd., Class H (Financials)	10,522
182	Gigadevice Semiconductor Beijing, Inc., Class A (Information Technology)	4,317
874	GoerTek, Inc., Class A (Information Technology)	6,304
100	Gongniu Group Co. Ltd., Class A (Industrials)	2,733
300	Gotion High-tech Co. Ltd., Class A (Industrials)*	2,499
584	Great Wall Motor Co. Ltd., Class A (Consumer Discretionary)	5,985
13,571	Great Wall Motor Co. Ltd., Class H (Consumer Discretionary)	62,469
454	Guangdong Haid Group Co. Ltd., Class A (Consumer Staples)	4,521
100	Guangdong Kinlong Hardware Products Co. Ltd., Class A (Industrials)	2,503
436	Guangzhou Automobile Group Co. Ltd., Class A (Consumer Discretionary)	1,249

Common Stocks – (continued)
China – (continued)
12,563	Guangzhou Automobile Group Co. Ltd., Class H (Consumer Discretionary)	12,648
390	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class A (Health Care)	1,781
1,063	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H (Health Care)	2,714
81	Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A (Health Care)	1,324
195	Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A (Information Technology)	2,630
200	Guangzhou Tinci Materials Technology Co. Ltd., Class A (Materials)	4,222
526	Guangzhou Yuexiu Financial Holdings Group Co. Ltd., Class A (Financials)	678
1,233	Guosen Securities Co. Ltd., Class A (Financials)	2,331
2,148	Guotai Junan Securities Co. Ltd., Class A (Financials)	5,913
3,946	Guotai Junan Securities Co. Ltd., Class H (Financials)(a)	5,520
1,201	Guoyuan Securities Co. Ltd., Class A (Financials)	1,465
1,695	Haier Smart Home Co. Ltd., Class A (Consumer Discretionary)	7,109
2,792	Haitong Securities Co. Ltd., Class A (Financials)	5,500
13,475	Haitong Securities Co. Ltd., Class H (Financials)	12,457
253	Han’s Laser Technology Industry Group Co. Ltd., Class A (Industrials)	1,759
194	Hangzhou First Applied Material Co. Ltd., Class A (Information Technology)	4,570
260	Hangzhou Robam Appliances Co. Ltd., Class A (Consumer Discretionary)	1,439
215	Hangzhou Tigermed Consulting Co. Ltd., Class A (Health Care)	4,468
546	Hangzhou Tigermed Consulting Co. Ltd., Class H (Health Care)(a)	9,688
1,399	Hengli Petrochemical Co. Ltd., Class A (Materials)	5,681
1,097	Hengyi Petrochemical Co. Ltd., Class A (Materials)	1,993
3,246	Hesteel Co. Ltd., Class A (Materials)	1,570
130	Hithink RoyalFlush Information Network Co. Ltd., Class A (Financials)	2,331
3,377	Hua Hong Semiconductor Ltd. (Information Technology)*(a)	19,887
2,467	Huadian Power International Corp. Ltd., Class A (Utilities)	1,480
8,437	Huadian Power International Corp. Ltd., Class H (Utilities)	2,864
419	Huadong Medicine Co. Ltd., Class A (Health Care)	1,997
800	Huafon Chemical Co. Ltd., Class A (Materials)	1,722

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
519	Hualan Biological Engineering, Inc., Class A (Health Care)	$2,367
1,493	Huaneng Lancang River Hydropower, Inc., Class A (Utilities)	1,340
2,077	Huaneng Power International, Inc., Class A (Utilities)	1,787
18,339	Huaneng Power International, Inc., Class H (Utilities)	8,843
779	Huaxi Securities Co. Ltd., Class A (Financials)	1,171
3,059	Huaxia Bank Co. Ltd., Class A (Financials)	2,655
901	Huayu Automotive Systems Co. Ltd., Class A (Consumer Discretionary)	3,240
651	Huazhu Group Ltd. ADR (Consumer Discretionary)*	31,437
1,800	Hunan Valin Steel Co. Ltd., Class A (Materials)	2,176
354	Hundsun Technologies, Inc., Class A (Information Technology)	2,719
598	Iflytek Co. Ltd., Class A (Information Technology)	4,855
14,818	Industrial & Commercial Bank of China Ltd., Class A (Financials)	10,611
346,338	Industrial & Commercial Bank of China Ltd., Class H (Financials)	193,267
5,580	Industrial Bank Co. Ltd., Class A (Financials)	16,000
2,077	Industrial Securities Co. Ltd., Class A (Financials)	3,200
12,246	Inner Mongolia BaoTou Steel Union Co. Ltd., Class A (Materials)*	7,137
2,467	Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A (Materials)	2,222
1,634	Inner Mongolia Yili Industrial Group Co. Ltd., Class A (Consumer Staples)	8,613
3,686	Innovent Biologics, Inc. (Health Care)*(a)	29,716
100	Intco Medical Technology Co. Ltd., Class A (Health Care)	1,584
262	JA Solar Technology Co. Ltd., Class A (Information Technology)	3,159
215	Jafron Biomedical Co. Ltd., Class A (Health Care)	1,632
200	Jason Furniture Hangzhou Co. Ltd., Class A (Consumer Discretionary)	2,133
500	JCET Group Co. Ltd., Class A (Information Technology)	2,646
7,042	JD Logistics, Inc. (Industrials)*(a)	30,423
4,069	JD.com, Inc. ADR (Consumer Discretionary)*	319,661
500	Jiangsu Eastern Shenghong Co. Ltd., Class A (Materials)	2,509
192	Jiangsu Hengli Hydraulic Co. Ltd., Class A (Industrials)	2,826
325	Jiangsu King’s Luck Brewery JSC Ltd., Class A (Consumer Staples)	2,117

Common Stocks – (continued)
China – (continued)
360	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A (Consumer Staples)	9,348
260	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A (Health Care)	1,319
584	Jiangxi Copper Co. Ltd., Class A (Materials)	2,401
4,843	Jiangxi Copper Co. Ltd., Class H (Materials)	9,851
100	JiuGui Liquor Co. Ltd., Class A (Consumer Staples)	3,247
12,385	Kingdee International Software Group Co. Ltd. (Information Technology)*	45,066
568	Kuang-Chi Technologies Co. Ltd., Class A (Consumer Discretionary)*	2,012
16,445	Kunlun Energy Co. Ltd. (Utilities)	17,423
314	Kweichow Moutai Co. Ltd., Class A (Consumer Staples)	75,823
619	LB Group Co. Ltd., Class A (Materials)	3,598
4,930	Legend Holdings Corp., Class H (Information Technology)(a)	7,949
27,272	Lenovo Group Ltd. (Information Technology)	30,227
1,278	Lens Technology Co. Ltd., Class A (Information Technology)	4,675
9,834	Li Ning Co. Ltd. (Consumer Discretionary)	132,134
130	Livzon Pharmaceutical Group, Inc., Class A (Health Care)	794
7,513	Longfor Group Holdings Ltd. (Real Estate)(a)	32,555
1,454	LONGi Green Energy Technology Co. Ltd., Class A (Information Technology)	20,160
1,880	Luxshare Precision Industry Co. Ltd., Class A (Information Technology)	9,866
393	Luzhou Laojiao Co. Ltd., Class A (Consumer Staples)	10,355
454	Mango Excellent Media Co. Ltd., Class A (Communication Services)	3,223
100	Maxscend Microelectronics Co. Ltd., Class A (Information Technology)	5,874
17,630	Meituan, Class B (Consumer Discretionary)*(a)	564,443
5,518	Metallurgical Corp. of China Ltd., Class A (Industrials)	4,285
12,853	Metallurgical Corp. of China Ltd., Class H (Industrials)	5,123
3,173	Microport Scientific Corp. (Health Care)	19,644
900	Midea Group Co. Ltd., Class A (Consumer Discretionary)	9,206
1,414	Muyuan Foods Co. Ltd., Class A (Consumer Staples)	9,273
1,012	NARI Technology Co. Ltd., Class A (Industrials)	5,491
130	NAURA Technology Group Co. Ltd., Class A (Information Technology)	7,170
1,692	NetEase, Inc. ADR (Communication Services)	164,835

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
419	New China Life Insurance Co. Ltd., Class A (Financials)	$2,638
325	Ninestar Corp., Class A (Information Technology)	1,775
244	Ningbo Tuopu Group Co. Ltd., Class A (Consumer Discretionary)	1,356
1,588	Ningbo Zhoushan Port Co. Ltd., Class A (Industrials)	938
750	Ningxia Baofeng Energy Group Co. Ltd., Class A (Materials)	1,867
6,004	NIO, Inc. ADR (Consumer Discretionary)*	236,017
7,761	Nongfu Spring Co. Ltd., Class H (Consumer Staples)(a)	41,063
91	Oppein Home Group, Inc., Class A (Consumer Discretionary)	2,179
1,817	Orient Securities Co. Ltd., Class A (Financials)	4,216
3,628	Orient Securities Co. Ltd., Class H (Financials)(a)	3,569
36,720	People’s Insurance Co. Group of China Ltd. (The), Class H (Financials)	11,331
4,672	PetroChina Co. Ltd., Class A (Energy)	3,577
93,157	PetroChina Co. Ltd., Class H (Energy)	40,845
165	Pharmaron Beijing Co. Ltd., Class A (Health Care)	4,923
551	Pharmaron Beijing Co. Ltd., Class H (Health Care)(a)	12,228
30,889	PICC Property & Casualty Co. Ltd., Class H (Financials)	27,921
1,754	Pinduoduo, Inc. ADR (Consumer Discretionary)*	175,435
5,213	Ping An Bank Co. Ltd., Class A (Financials)	14,382
7,206	Postal Savings Bank of China Co. Ltd., Class A (Financials)	5,741
57,342	Postal Savings Bank of China Co. Ltd., Class H (Financials)(a)	41,362
4,220	Power Construction Corp. of China Ltd., Class A (Industrials)	4,062
286	Red Star Macalline Group Corp. Ltd., Class A (Real Estate)*	449
1,972	Rongsheng Petrochemical Co. Ltd., Class A (Materials)	5,703
1,503	SAIC Motor Corp. Ltd., Class A (Consumer Discretionary)	4,501
1,233	Sanan Optoelectronics Co. Ltd., Class A (Information Technology)	6,939
65	Sangfor Technologies, Inc., Class A (Information Technology)	2,744
2,279	Sany Heavy Industry Co. Ltd., Class A (Industrials)	9,265
1,381	SDIC Capital Co. Ltd., Class A (Financials)	1,997
1,806	SDIC Power Holdings Co. Ltd., Class A (Utilities)	2,536
8,768	Seazen Group Ltd. (Real Estate)*	7,779

Common Stocks – (continued)
China – (continued)
534	Seazen Holdings Co. Ltd., Class A (Real Estate)	2,782
1,044	SF Holding Co. Ltd., Class A (Industrials)	9,324
2,262	Shaanxi Coal Industry Co. Ltd., Class A (Energy)	4,807
520	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A (Materials)	2,935
10,554	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (Health Care)	17,370
240	Shanghai Bairun Investment Holding Group Co. Ltd., Class A (Consumer Staples)	2,666
846	Shanghai Baosight Software Co. Ltd., Class A (Information Technology)	9,218
2,767	Shanghai Electric Group Co. Ltd., Class A (Industrials)	2,097
584	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class A (Health Care)	5,730
2,149	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H (Health Care)	13,788
2,532	Shanghai International Port Group Co. Ltd., Class A (Industrials)	2,194
200	Shanghai Junshi Biosciences Co. Ltd., Class A (Health Care)*	1,737
612	Shanghai Lingang Holdings Corp. Ltd., Class A (Real Estate)	1,462
384	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A (Real Estate)	680
260	Shanghai M&G Stationery, Inc., Class A (Industrials)	2,777
584	Shanghai Pharmaceuticals Holding Co. Ltd., Class A (Health Care)	1,738
3,423	Shanghai Pharmaceuticals Holding Co. Ltd., Class H (Health Care)	6,796
7,885	Shanghai Pudong Development Bank Co. Ltd., Class A (Financials)	11,060
113	Shanghai Putailai New Energy Technology Co. Ltd., Class A (Materials)	2,680
1,168	Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A (Consumer Discretionary)	1,845
1,104	Shanxi Meijin Energy Co. Ltd., Class A (Energy)*	2,380
1,753	Shanxi Taigang Stainless Steel Co. Ltd., Class A (Materials)	2,747
273	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A (Consumer Staples)	11,743
5,767	Shenwan Hongyuan Group Co. Ltd., Class A (Financials)	4,201
3,457	Shenwan Hongyuan Group Co. Ltd., Class H (Financials)(a)	840
900	Shenzhen Energy Group Co. Ltd., Class A (Utilities)	1,092
736	Shenzhen Inovance Technology Co. Ltd., Class A (Industrials)	8,101
195	Shenzhen Kangtai Biological Products Co. Ltd., Class A (Health Care)*	3,659

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
260	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care)	$13,218
2,203	Shenzhen Overseas Chinese Town Co. Ltd., Class A (Consumer Discretionary)	2,301
3,512	Shenzhou International Group Holdings Ltd. (Consumer Discretionary)	76,586
794	Sichuan Chuantou Energy Co. Ltd., Class A (Utilities)	1,400
390	Sichuan Kelun Pharmaceutical Co. Ltd., Class A (Health Care)	1,100
909	Sinolink Securities Co. Ltd., Class A (Financials)	1,548
1,623	Sinopec Oilfield Service Corp., Class A (Energy)*	543
6,006	Sinopharm Group Co. Ltd., Class H (Health Care)	15,429
934	Sinotrans Ltd., Class A (Industrials)	719
9,388	Sinotrans Ltd., Class H (Industrials)	3,826
1,168	SooChow Securities Co. Ltd., Class A (Financials)	1,713
260	Spring Airlines Co. Ltd., Class A (Industrials)*	2,143
400	Sungrow Power Supply Co. Ltd., Class A (Industrials)	9,751
2,972	Sunny Optical Technology Group Co. Ltd. (Information Technology)	89,878
406	Sunwoda Electronic Co. Ltd., Class A (Industrials)	2,474
779	Suzhou Gold Mantis Construction Decoration Co. Ltd., Class A (Industrials)	857
1,104	TBEA Co. Ltd., Class A (Industrials)	4,197
3,769	TCL Technology Group Corp., Class A (Consumer Discretionary)	4,165
26,531	Tencent Holdings Ltd. (Communication Services)	1,641,525
100	Thunder Software Technology Co. Ltd., Class A (Information Technology)	1,837
844	Tianjin Zhonghuan Semiconductor Co. Ltd., Class A (Information Technology)	7,064
584	Tianma Microelectronics Co. Ltd., Class A (Information Technology)	1,281
8,219	Tingyi Cayman Islands Holding Corp. (Consumer Staples)	14,626
182	Toly Bread Co. Ltd., Class A (Consumer Staples)	767
3,318	Tongcheng-Elong Holdings Ltd. (Consumer Discretionary)*	7,722
600	Tongkun Group Co. Ltd., Class A (Materials)	2,223
1,209	Tongwei Co. Ltd., Class A (Consumer Staples)	11,430
65	Topchoice Medical Corp., Class A (Health Care)*	2,368
10,360	Topsports International Holdings Ltd. (Consumer Discretionary)(a)	13,694

Common Stocks – (continued)
China – (continued)
4,175	TravelSky Technology Ltd., Class H (Information Technology)	7,827
2,715	Trip.com Group Ltd. ADR (Consumer Discretionary)*	82,780
195	Tsingtao Brewery Co. Ltd., Class A (Consumer Staples)	2,609
2,411	Tsingtao Brewery Co. Ltd., Class H (Consumer Staples)	19,747
162	Unigroup Guoxin Microelectronics Co. Ltd., Class A (Information Technology)	5,617
454	Walvax Biotechnology Co. Ltd., Class A (Health Care)	5,467
843	Wanhua Chemical Group Co. Ltd., Class A (Materials)	13,941
20,066	Want Want China Holdings Ltd. (Consumer Staples)	13,649
287	Weibo Corp. ADR (Communication Services)*	14,499
1,712	Weichai Power Co. Ltd., Class A (Industrials)	5,325
8,699	Weichai Power Co. Ltd., Class H (Industrials)	21,945
1,039	Western Securities Co. Ltd., Class A (Financials)	1,312
195	Will Semiconductor Co. Ltd., Class A (Information Technology)	7,317
325	Wingtech Technology Co. Ltd., Class A (Information Technology)	6,012
463	Wuhan Guide Infrared Co. Ltd., Class A (Information Technology)	1,966
1,043	Wuliangye Yibin Co. Ltd., Class A (Consumer Staples)	32,604
687	WuXi AppTec Co. Ltd., Class A (Health Care)	14,140
1,509	WuXi AppTec Co. Ltd., Class H (Health Care)(a)	30,074
15,475	Wuxi Biologics Cayman, Inc. (Health Care)*(a)	239,566
395	Wuxi Lead Intelligent Equipment Co. Ltd., Class A (Information Technology)	4,567
2,402	XCMG Construction Machinery Co. Ltd., Class A (Industrials)	2,427
1,039	Xinjiang Goldwind Science & Technology Co. Ltd., Class A (Industrials)	2,350
3,685	Xinjiang Goldwind Science & Technology Co. Ltd., Class H (Industrials)	7,041
18,719	Xinyi Solar Holdings Ltd. (Information Technology)	45,249
2,566	XPeng, Inc. ADR (Consumer Discretionary)*	109,055
649	Yanzhou Coal Mining Co. Ltd., Class A (Energy)	2,568
6,042	Yanzhou Coal Mining Co. Ltd., Class H (Energy)	10,550
195	Yealink Network Technology Corp. Ltd., Class A (Information Technology)	2,599

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
China – (continued)
218	Yifeng Pharmacy Chain Co. Ltd., Class A (Consumer Staples)	$1,752
300	Yihai Kerry Arawana Holdings Co. Ltd., Class A (Consumer Staples)	3,143
828	Yonyou Network Technology Co. Ltd., Class A (Information Technology)	4,299
287	Yunnan Baiyao Group Co. Ltd., Class A (Health Care)	3,945
195	Yunnan Energy New Material Co. Ltd., Class A (Materials)	8,535
649	Yutong Bus Co. Ltd., Class A (Industrials)	1,237
416	Zai Lab Ltd. ADR (Health Care)*	60,112
130	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A (Health Care)	6,993
549	Zhejiang Chint Electrics Co. Ltd., Class A (Industrials)	5,356
909	Zhejiang Dahua Technology Co. Ltd., Class A (Information Technology)	3,243
6,829	Zhejiang Expressway Co. Ltd., Class H (Industrials)	5,988
325	Zhejiang Huayou Cobalt Co. Ltd., Class A (Materials)	7,063
974	Zhejiang Longsheng Group Co. Ltd., Class A (Materials)	2,043
692	Zhejiang NHU Co. Ltd., Class A (Health Care)	3,086
1,026	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Industrials)	4,015
454	Zhejiang Semir Garment Co. Ltd., Class A (Consumer Discretionary)	666
1,022	Zheshang Securities Co. Ltd., Class A (Financials)*	1,964
2,434	Zhongsheng Group Holdings Ltd. (Consumer Discretionary)	20,342
2,450	Zhuzhou CRRC Times Electric Co. Ltd., Class H (Industrials)*	14,759
5,302	Zijin Mining Group Co. Ltd., Class A (Materials)	9,130
25,595	Zijin Mining Group Co. Ltd., Class H (Materials)	36,464
1,868	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A (Industrials)	2,281
7,059	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H (Industrials)	6,726
3,382	ZTE Corp., Class H (Information Technology)	11,893

		10,021,333

Colombia – 0.1%
1,015	Bancolombia SA (Financials)	8,380
16,220	Ecopetrol SA (Energy)	11,392
11,978	Grupo Energia Bogota SA ESP (Utilities)	8,578
1,903	Interconexion Electrica SA ESP (Utilities)	11,480

		39,830

Common Stocks – (continued)
Czech Republic – 0.1%
716	CEZ AS (Utilities)	22,565
332	Komercni banka AS (Financials)*	12,761
2,157	Moneta Money Bank AS (Financials)*(a)	8,747

		44,073

Egypt – 0.1%
8,762	Commercial International Bank Egypt SAE (Financials)*	26,119
4,647	Eastern Co. SAE (Consumer Staples)	3,484
4,876	Fawry for Banking & Payment Technology Services SAE (Information Technology)*	5,059

		34,662

Greece – 0.2%
11,341	Eurobank Ergasias Services and Holdings SA (Financials)*	10,804
986	Hellenic Telecommunications Organization SA (Communication Services)	19,397
498	JUMBO SA (Consumer Discretionary)	7,819
408	LAMDA Development SA (Real Estate)*	3,995
309	Motor Oil Hellas Corinth Refineries SA (Energy)*	5,107
470	Mytilineos SA (Industrials)	8,821
2,441	National Bank of Greece SA (Financials)*	7,382
874	OPAP SA (Consumer Discretionary)	13,701
508	Public Power Corp. SA (Utilities)*	6,015
248	Terna Energy SA (Utilities)	3,548

		86,589

Hong Kong – 0.0%
602	Orient Overseas International Ltd. (Industrials)	15,496

Hungary – 0.3%
2,114	MOL Hungarian Oil & Gas PLC (Energy)	17,324
975	OTP Bank Nyrt (Financials)*	58,839
621	Richter Gedeon Nyrt (Health Care)	18,602

		94,765

India – 12.1%
198	ABB India Ltd. (Industrials)	5,141
371	ACC Ltd. (Materials)	12,263
1,234	Adani Enterprises Ltd. (Industrials)	26,834
1,727	Adani Green Energy Ltd. (Utilities)*	25,272
3,043	Adani Ports & Special Economic Zone Ltd. (Industrials)	31,190
120	Alkem Laboratories Ltd. (Health Care)	6,375
2,707	Ambuja Cements Ltd. (Materials)	15,612
549	Apollo Hospitals Enterprise Ltd. (Health Care)	37,370
8,321	Ashok Leyland Ltd. (Industrials)	13,990
2,702	Asian Paints Ltd. (Materials)	118,482
685	AU Small Finance Bank Ltd. (Financials)*(a)	10,609
1,197	Aurobindo Pharma Ltd. (Health Care)	11,924

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
1,072	Avenue Supermarts Ltd. (Consumer Staples)*(a)	$58,070
10,055	Axis Bank Ltd. (Financials)*	108,321
311	Bajaj Auto Ltd. (Consumer Discretionary)	15,880
1,141	Bajaj Finance Ltd. (Financials)	117,597
171	Bajaj Finserv Ltd. (Financials)	40,166
127	Bajaj Holdings & Investment Ltd. (Financials)	7,579
3,300	Bandhan Bank Ltd. (Financials)(a)	12,882
4,401	Bank of Baroda (Financials)*	4,663
1,222	Berger Paints India Ltd. (Materials)	13,739
5,075	Bharat Electronics Ltd. (Industrials)	12,975
3,639	Bharat Petroleum Corp. Ltd. (Energy)	23,509
10,404	Bharti Airtel Ltd. (Communication Services)*	94,631
1,942	Biocon Ltd. (Health Care)*	9,545
32	Bosch Ltd. (Consumer Discretionary)	6,075
531	Britannia Industries Ltd. (Consumer Staples)	29,075
976	Cadila Healthcare Ltd. (Health Care)	7,408
2,118	Cipla Ltd. (Health Care)	27,496
5,982	Coal India Ltd. (Energy)	11,950
511	Colgate-Palmolive India Ltd. (Consumer Staples)	11,852
1,045	Container Corp. Of India Ltd. (Industrials)	9,727
2,525	Dabur India Ltd. (Consumer Staples)	21,495
554	Divi’s Laboratories Ltd. (Health Care)	39,259
2,830	DLF Ltd. (Real Estate)	12,426
517	Dr. Reddy’s Laboratories Ltd. (Health Care)	33,312
559	Eicher Motors Ltd. (Consumer Discretionary)	20,514
4,200	Embassy Office Parks REIT (Real Estate)	20,572
8,108	GAIL India Ltd. (Utilities)	16,231
214	Gland Pharma Ltd. (Health Care)*(a)	11,414
1,665	Godrej Consumer Products Ltd. (Consumer Staples)*	25,070
433	Godrej Properties Ltd. (Real Estate)*	8,831
1,583	Grasim Industries Ltd. (Materials)	32,533
773	Gujarat Gas Ltd. (Utilities)	7,653
982	Havells India Ltd. (Industrials)	17,062
4,591	HCL Technologies Ltd. (Information Technology)	74,348
202	HDFC Asset Management Co. Ltd. (Financials)(a)	8,506
4,109	HDFC Life Insurance Co. Ltd. (Financials)(a)	40,396
580	Hero MotoCorp Ltd. (Consumer Discretionary)	21,782
5,365	Hindalco Industries Ltd. (Materials)	34,413
155	Hindustan Aeronautics Ltd. (Industrials)	2,921
2,614	Hindustan Petroleum Corp. Ltd. (Energy)	9,545
3,606	Hindustan Unilever Ltd. (Consumer Staples)	134,549
10	Honeywell Automation India Ltd. (Information Technology)	5,425

Common Stocks – (continued)
India – (continued)
6,923	Housing Development Finance Corp. Ltd. (Financials)	265,370
22,716	ICICI Bank Ltd. (Financials)	223,730
974	ICICI Lombard General Insurance Co. Ltd. (Financials)(a)	21,274
2,969	ICICI Prudential Life Insurance Co. Ltd. (Financials)(a)	26,804
7,222	Indian Oil Corp. Ltd. (Energy)	10,965
1,266	Indraprastha Gas Ltd. (Utilities)	9,465
3,014	Indus Towers Ltd. (Communication Services)	8,890
311	Info Edge India Ltd. (Communication Services)	26,336
14,710	Infosys Ltd. (Information Technology)	343,826
440	InterGlobe Aviation Ltd. (Industrials)*(a)	11,476
13,226	ITC Ltd. (Consumer Staples)	38,279
4,184	JSW Steel Ltd. (Materials)	39,406
308	Jubilant Foodworks Ltd. (Consumer Discretionary)	16,854
616	Kansai Nerolac Paints Ltd. (Materials)	5,227
4,833	Kotak Mahindra Bank Ltd. (Financials)	116,093
188	Larsen & Toubro Infotech Ltd. (Information Technology)(a)	13,680
3,051	Larsen & Toubro Ltd. (Industrials)	69,882
940	Lupin Ltd. (Health Care)	12,333
4,721	Mahindra & Mahindra Ltd. (Consumer Discretionary)	51,298
2,091	Marico Ltd. (Consumer Staples)	15,594
584	Maruti Suzuki India Ltd. (Consumer Discretionary)	54,763
233	Mindtree Ltd. (Information Technology)	11,576
5,408	Motherson Sumi Systems Ltd. (Consumer Discretionary)*	16,193
353	Mphasis Ltd. (Information Technology)*	14,013
12	MRF Ltd. (Consumer Discretionary)	13,107
477	Muthoot Finance Ltd. (Financials)	9,892
151	Nestle India Ltd. (Consumer Staples)	40,265
11,218	NHPC Ltd. (Utilities)	4,141
2,394	NMDC Ltd. (Materials)	5,051
16,303	NTPC Ltd. (Utilities)	25,892
10,371	Oil & Natural Gas Corp. Ltd. (Energy)	17,125
77	Oracle Financial Services Software Ltd. (Information Technology)	4,957
25	Page Industries Ltd. (Consumer Discretionary)	10,786
3,237	Petronet LNG Ltd. (Energy)	10,091
343	PI Industries Ltd. (Materials)	15,945
621	Pidilite Industries Ltd. (Materials)	19,397
417	Piramal Enterprises Ltd. (Financials)	14,888
4,535	Power Finance Corp. Ltd. (Financials)	8,016
11,625	Power Grid Corp. of India Ltd. (Utilities)	27,921
9,039	Punjab National Bank (Financials)*	4,538
3,833	REC Ltd. (Financials)	7,964
11,519	Reliance Industries Ltd. (Energy)	356,287
964	SBI Cards & Payment Services Ltd. (Financials)*	15,060

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
India – (continued)
1,870	SBI Life Insurance Co. Ltd. (Financials)(a)	$30,533
44	Shree Cement Ltd. (Materials)	17,048
804	Shriram Transport Finance Co. Ltd. (Financials)	14,897
276	Siemens Ltd. (Industrials)	8,591
113	SRF Ltd. (Materials)	15,694
7,991	State Bank of India (Financials)	46,633
4,578	Steel Authority of India Ltd. (Materials)	7,625
4,672	Sun Pharmaceutical Industries Ltd. (Health Care)	50,814
3,914	Tata Consultancy Services Ltd. (Information Technology)	202,995
2,840	Tata Consumer Products Ltd. (Consumer Staples)	33,647
6,969	Tata Motors Ltd. (Consumer Discretionary)*	27,424
1,970	Tata Motors Ltd., Class A (Consumer Discretionary)*	3,685
6,482	Tata Power Co. Ltd. (The) (Utilities)	11,458
2,866	Tata Steel Ltd. (Materials)	56,931
2,584	Tech Mahindra Ltd. (Information Technology)	51,238
1,572	Titan Co. Ltd. (Consumer Discretionary)	41,376
217	Torrent Pharmaceuticals Ltd. (Health Care)	9,232
483	UltraTech Cement Ltd. (Materials)	51,818
313	United Breweries Ltd. (Consumer Staples)	6,324
1,336	United Spirits Ltd. (Consumer Staples)*	13,087
2,172	UPL Ltd. (Materials)	22,052
5,295	Vedanta Ltd. (Materials)	21,961
1,002	Voltas Ltd. (Industrials)	13,668
5,633	Wipro Ltd. (Information Technology)	49,453

		4,379,293

Indonesia – 1.3%
61,965	Adaro Energy Tbk PT (Energy)	5,474
90,273	Astra International Tbk PT (Consumer Discretionary)	33,071
7,759	Bank Aladin Syariah Tbk PT (Financials)*	1,823
49,051	Bank Central Asia Tbk PT (Financials)	112,633
28,307	Bank Jago Tbk PT (Financials)*	30,118
79,291	Bank Mandiri Persero Tbk PT (Financials)	33,912
33,383	Bank Negara Indonesia Persero Tbk PT (Financials)	12,639
236,288	Bank Rakyat Indonesia Persero Tbk PT (Financials)	65,109
151,787	Bank Syariah Indonesia Tbk PT (Financials)*	23,626
7,349	Chandra Asri Petrochemical Tbk PT (Materials)	4,045
32,645	Charoen Pokphand Indonesia Tbk PT (Consumer Staples)	14,649

Common Stocks – (continued)
Indonesia – (continued)
80,571	Elang Mahkota Teknologi Tbk PT (Communication Services)*	12,259
11,449	Indah Kiat Pulp & Paper Tbk PT (Materials)	6,342
8,076	Indocement Tunggal Prakarsa Tbk PT (Materials)	6,370
19,623	Indofood Sukses Makmur Tbk PT (Consumer Staples)*	8,496
89,322	Kalbe Farma Tbk PT (Health Care)	8,423
48,301	Merdeka Copper Gold Tbk PT (Materials)*	9,550
107,747	Sarana Menara Nusantara Tbk PT (Communication Services)	10,123
13,011	Semen Indonesia Persero Tbk PT (Materials)	8,438
212,471	Telkom Indonesia Persero Tbk PT (Communication Services)	50,650
6,746	United Tractors Tbk PT (Energy)	9,495

		467,245

Kuwait – 0.6%
4,933	Agility Public Warehousing Co. KSC (Industrials)	16,383
4,321	Boubyan Bank KSCP (Financials)*	11,248
19,146	Kuwait Finance House KSCP (Financials)	52,575
15,130	Mobile Telecommunications Co. KSCP (Communication Services)	30,733
29,784	National Bank of Kuwait SAKP (Financials)	92,679

		203,618

Luxembourg – 0.0%
678	Reinet Investments SCA (Financials)*	13,174

Mexico – 2.0%
21,979	Alfa SAB de CV, Class A (Industrials)	15,465
132,554	America Movil SAB de CV, Series L (Communication Services)	130,771
1,975	Arca Continental SAB de CV (Consumer Staples)	12,750
2,611	Becle SAB de CV (Consumer Staples)	6,670
65,200	Cemex SAB de CV, Series CPO (Materials)*	53,684
2,214	Coca-Cola Femsa SAB de CV (Consumer Staples)	12,846
940	El Puerto de Liverpool SAB de CV (Consumer Discretionary)	4,177
13,277	Fibra Uno Administracion SA de CV REIT (Real Estate)	15,139
9,580	Fomento Economico Mexicano SAB de CV (Consumer Staples)	83,598
2,625	GMexico Transportes SAB de CV (Industrials)(a)	4,083
892	Gruma SAB de CV, Class B (Consumer Staples)	10,210

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Mexico – (continued)
1,586	Grupo Aeroportuario del Pacifico SAB de CV, Class B (Industrials)*	$18,510
545	Grupo Aeroportuario del Sureste SAB de CV, Class B (Industrials)*	9,802
6,068	Grupo Bimbo SAB de CV, Series A (Consumer Staples)	15,388
1,956	Grupo Carso SAB de CV, Series A1 (Industrials)	6,664
266	Grupo Elektra SAB DE CV (Financials)	21,242
12,782	Grupo Financiero Banorte SAB de CV, Class O (Financials)	84,565
8,978	Grupo Financiero Inbursa SAB de CV, Class O (Financials)*	8,615
13,732	Grupo Mexico SAB de CV, Series B (Materials)	64,105
11,249	Grupo Televisa SAB, Series CPO (Communication Services)	29,717
555	Industrias Penoles SAB de CV (Materials)*	7,882
7,171	Kimberly-Clark de Mexico SAB de CV, Class A (Consumer Staples)	12,693
4,597	Orbia Advance Corp. SAB de CV (Materials)	13,154
22,826	Wal-Mart de Mexico SAB de CV (Consumer Staples)	81,396

		723,126

Pakistan – 0.1%
1,352	DG Khan Cement Co. Ltd. (Materials)*	869
1,535	Engro Corp. Ltd. (Materials)	2,713
1,335	Engro Polymer & Chemicals Ltd. (Materials)	505
4,801	Hub Power Co. Ltd. (The) (Utilities)	2,309
801	Lucky Cement Ltd. (Materials)*	3,999
2,201	Maple Leaf Cement Factory Ltd. (Materials)*	573
1,329	Pakistan State Oil Co. Ltd. (Energy)	1,731
538	Searle Co. Ltd. (The) (Health Care)	738
1,825	TRG Pakistan (Industrials)	1,764
2,156	United Bank Ltd. (Financials)	1,567

		16,768

Philippines – 0.7%
10,083	Aboitiz Equity Ventures, Inc. (Industrials)	8,725
1,124	Ayala Corp. (Industrials)	17,905
26,380	Ayala Land, Inc. (Real Estate)	17,896
8,082	Bank of the Philippine Islands (Financials)	13,516
7,852	BDO Unibank, Inc. (Financials)	17,345
141	Globe Telecom, Inc. (Communication Services)	7,709
3,661	International Container Terminal Services, Inc. (Industrials)	13,695
12,574	JG Summit Holdings, Inc. (Industrials)	16,403
1,984	Jollibee Foods Corp. (Consumer Discretionary)	8,048
1,126	Manila Electric Co. (Utilities)	6,383

Common Stocks – (continued)
Philippines – (continued)
8,054	Metropolitan Bank & Trust Co. (Financials)	7,317
31,861	Monde Nissin Corp. (Consumer Staples)*(a)	10,785
387	PLDT, Inc. (Communication Services)	11,396
2,136	SM Investments Corp. (Industrials)	43,321
46,724	SM Prime Holdings, Inc. (Real Estate)	31,932
3,947	Universal Robina Corp. (Consumer Staples)	11,964

		244,340

Qatar – 0.8%
8,879	Commercial Bank PSQC (The) (Financials)	14,724
13,272	Industries Qatar QSC (Industrials)	46,840
16,453	Masraf Al Rayan QSC (Financials)	20,561
19,432	Mesaieed Petrochemical Holding Co. (Materials)	10,674
4,466	Ooredoo QPSC (Communication Services)	8,479
1,880	Qatar Electricity & Water Co. QSC (Utilities)	8,571
2,181	Qatar Fuel QSC (Energy)	10,962
12,154	Qatar Gas Transport Co. Ltd. (Energy)	10,332
3,321	Qatar International Islamic Bank QSC (Financials)	8,756
5,184	Qatar Islamic Bank (Financials)	26,055
19,682	Qatar National Bank QPSC (Financials)	103,627

		269,581

Russia – 3.0%
13,839	Alrosa PJSC (Materials)	27,548
801	Gazprom Neft PJSC (Energy)	4,660
52,100	Gazprom PJSC (Energy)	217,633
1,695	LUKOIL PJSC (Energy)	144,901
272	MMC Norilsk Nickel PJSC (Materials)	89,326
4,966	Mobile TeleSystems PJSC (Communication Services)	22,306
3,327	Novatek PJSC (Energy)	78,772
5,553	Novolipetsk Steel PJSC (Materials)	18,715
1,506	Polymetal International PLC (Materials)	30,081
134	Polyus PJSC (Materials)	24,158
5,475	Rosneft Oil Co. PJSC (Energy)	39,909
47,840	Sberbank of Russia PJSC (Financials)	214,821
1,055	Severstal PAO (Materials)	24,754
6,835	Tatneft PJSC (Energy)	45,212
7,081	United Co RUSAL International PJSC (Materials)*	5,113
1,386	Yandex NV, Class A (Communication Services)*	105,733

		1,093,642

Saudi Arabia – 3.2%
475	Advanced Petrochemical Co. (Materials)	9,068
5,430	Al Rajhi Bank (Financials)	175,175
4,388	Alinma Bank (Financials)	26,791
1,101	Almarai Co. JSC (Consumer Staples)	17,026
2,496	Arab National Bank (Financials)	15,226

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Saudi Arabia – (continued)
780	Arabian Centres Co. Ltd. (Real Estate)	$5,199
1,619	Bank AlBilad (Financials)*	18,453
2,644	Banque Saudi Fransi (Financials)	28,550
109	BinDawood Holding Co. (Consumer Staples)	3,139
257	Bupa Arabia for Cooperative Insurance Co. (Financials)	11,443
2,369	Dar Al Arkan Real Estate Development Co. (Real Estate)*	6,442
380	Dr Sulaiman Al Habib Medical Services Group Co. (Health Care)	18,601
1,689	Etihad Etisalat Co. (Communication Services)	14,410
263	Jarir Marketing Co. (Consumer Discretionary)	15,188
213	Mouwasat Medical Services Co. (Health Care)	11,131
1,467	National Industrialization Co. (Materials)*	8,167
538	National Petrochemical Co. (Materials)	6,813
979	Rabigh Refining & Petrochemical Co. (Energy)*	6,426
6,581	Riyad Bank (Financials)	47,199
899	SABIC Agri-Nutrients Co. (Materials)	30,057
1,609	Sahara International Petrochemical Co. (Materials)	14,285
1,808	Saudi Arabian Mining Co. (Materials)*	35,093
15,602	Saudi Arabian Oil Co. (Energy)(a)	146,215
3,983	Saudi Basic Industries Corp. (Materials)	130,618
3,924	Saudi British Bank (The) (Financials)	36,042
3,503	Saudi Electricity Co. (Utilities)	25,497
987	Saudi Industrial Investment Group (Materials)	9,447
3,291	Saudi Kayan Petrochemical Co. (Materials)*	16,338
9,727	Saudi National Bank (The) (Financials)	157,678
2,660	Saudi Telecom Co. (Communication Services)	95,742
1,171	Savola Group (The) (Consumer Staples)	12,535
1,042	Yanbu National Petrochemical Co. (Materials)	18,836

		1,172,830

Singapore – 0.0%
931	BOC Aviation Ltd. (Industrials)(a)	6,979

South Africa – 3.1%
2,670	Absa Group Ltd. (Financials)*	29,173
357	African Rainbow Minerals Ltd. (Materials)	6,397
184	Anglo American Platinum Ltd. (Materials)(c)	20,969
1,521	Aspen Pharmacare Holdings Ltd. (Health Care)*	20,621
1,428	Bid Corp. Ltd. (Consumer Staples)*	31,579
1,474	Bidvest Group Ltd. (The) (Industrials)	20,890
272	Capitec Bank Holdings Ltd. (Financials)	35,684
1,087	Clicks Group Ltd. (Consumer Staples)	22,737
1,520	Discovery Ltd. (Financials)*	13,531

Common Stocks – (continued)
South Africa – (continued)
1,330	Exxaro Resources Ltd. (Energy)	16,965
16,626	FirstRand Ltd. (Financials)	71,136
3,119	Gold Fields Ltd. (Materials)	29,428
3,428	Impala Platinum Holdings Ltd. (Materials)	52,824
214	Kumba Iron Ore Ltd. (Materials)	9,661
7,424	MTN Group Ltd. (Communication Services)*	68,487
1,502	MultiChoice Group (Communication Services)	11,931
1,886	Naspers Ltd., Class N (Consumer Discretionary)(c)	323,352
1,786	Nedbank Group Ltd. (Financials)*	22,842
1,204	Northam Platinum Ltd. (Materials)*	16,646
21,081	Old Mutual Ltd. (Financials)	22,385
3,753	Pepkor Holdings Ltd. (Consumer Discretionary)*(a)	5,973
2,674	Rand Merchant Investment Holdings Ltd. (Financials)	5,856
2,106	Remgro Ltd. (Financials)	17,589
7,411	Sanlam Ltd. (Financials)	33,015
1,965	Sasol Ltd. (Materials)*	30,429
1,872	Shoprite Holdings Ltd. (Consumer Staples)	23,793
12,354	Sibanye Stillwater Ltd. (Materials)	50,304
5,737	Standard Bank Group Ltd. (Financials)	58,980
2,278	Vodacom Group Ltd. (Communication Services)	22,623
4,104	Woolworths Holdings Ltd. (Consumer Discretionary)*	18,059

		1,113,859

South Korea – 11.6%
114	Amorepacific Corp. (Consumer Staples)	22,368
132	AMOREPACIFIC Group (Consumer Staples)	6,580
35	BGF retail Co. Ltd. (Consumer Staples)	5,388
1,035	BNK Financial Group, Inc. (Financials)	6,927
370	Celltrion Healthcare Co. Ltd. (Health Care)*	39,475
73	Celltrion Pharm, Inc. (Health Care)*	10,886
362	Celltrion, Inc. (Health Care)*	91,480
248	Cheil Worldwide, Inc. (Communication Services)	4,941
27	CJ CheilJedang Corp. (Consumer Staples)	10,561
59	CJ Corp. (Industrials)	5,165
45	CJ ENM Co. Ltd. (Consumer Discretionary)	5,942
33	CJ Logistics Corp. (Industrials)*	4,867
211	Coway Co. Ltd. (Consumer Discretionary)	14,231
82	CS Wind Corp. (Industrials)	5,651
733	Daewoo Engineering & Construction Co. Ltd. (Industrials)*	4,647
212	Daewoo Shipbuilding & Marine Engineering Co. Ltd. (Industrials)*	5,129
181	DB Insurance Co. Ltd. (Financials)	9,164
67	DL E&C Co. Ltd. (Industrials)*	8,148
227	Dongsuh Cos., Inc. (Consumer Staples)	5,658

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
175	Doosan Bobcat, Inc. (Industrials)*	$6,543
32	Doosan Co. Ltd. (Industrials)	2,470
133	Doosan Fuel Cell Co. Ltd. (Industrials)*	6,298
1,195	Doosan Heavy Industries & Construction Co. Ltd. (Industrials)*	21,541
185	Doosan Infracore Co. Ltd. (Industrials)*	1,883
46	Ecopro BM Co. Ltd. (Industrials)	12,711
64	E-MART, Inc. (Consumer Staples)	9,880
194	Fila Holdings Corp. (Consumer Discretionary)	7,513
240	GS Engineering & Construction Corp. (Industrials)	9,263
303	GS Holdings Corp. (Energy)	11,107
1,157	Hana Financial Group, Inc. (Financials)	44,955
295	Hankook Tire & Technology Co. Ltd. (Consumer Discretionary)	11,856
23	Hanmi Pharm Co. Ltd. (Health Care)	6,130
94	Hanmi Science Co. Ltd. (Health Care)	5,951
583	Hanon Systems (Consumer Discretionary)	8,271
33	Hansol Chemical Co. Ltd. (Materials)	8,268
43	Hanssem Co. Ltd. (Consumer Discretionary)	4,302
130	Hanwha Aerospace Co. Ltd. (Industrials)	5,707
170	Hanwha Corp. (Industrials)	5,102
1,675	Hanwha Life Insurance Co. Ltd. (Financials)	4,818
455	Hanwha Solutions Corp. (Materials)*	15,991
147	HDC Hyundai Development Co.-Engineering & Construction, Class E (Industrials)	3,791
114	Hite Jinro Co. Ltd. (Consumer Staples)	3,279
1,164	HMM Co. Ltd. (Industrials)*	42,165
140	Hotel Shilla Co. Ltd. (Consumer Discretionary)	10,843
29	Hugel, Inc. (Health Care)*	4,877
75	HYBE Co. Ltd. (Communication Services)*	18,727
59	Hyundai Department Store Co. Ltd. (Consumer Discretionary)	4,112
95	Hyundai Elevator Co. Ltd. (Industrials)	4,113
268	Hyundai Engineering & Construction Co. Ltd. (Industrials)	12,828
68	Hyundai Glovis Co. Ltd. (Industrials)	11,378
167	Hyundai Heavy Industries Holdings Co. Ltd. (Industrials)	9,405
247	Hyundai Marine & Fire Insurance Co. Ltd. (Financials)	5,454
88	Hyundai Mipo Dockyard Co. Ltd. (Industrials)*	5,791
242	Hyundai Mobis Co. Ltd. (Consumer Discretionary)	57,920
513	Hyundai Motor Co. (Consumer Discretionary)	94,021
324	Hyundai Steel Co. (Materials)	14,252
86	Iljin Materials Co. Ltd. (Information Technology)	5,615
1,010	Industrial Bank of Korea (Financials)	8,972

Common Stocks – (continued)
South Korea – (continued)
1,026	Kakao Corp. (Communication Services)	137,160
151	Kakao Games Corp. (Communication Services)*	10,575
512	Kangwon Land, Inc. (Consumer Discretionary)*	12,232
1,404	KB Financial Group, Inc. (Financials)	64,058
18	KCC Corp. (Materials)	5,589
76	KEPCO Plant Service & Engineering Co. Ltd. (Industrials)	2,465
956	Kia Corp. (Consumer Discretionary)	70,167
54	KIWOOM Securities Co. Ltd. (Financials)	5,496
297	Korea Aerospace Industries Ltd. (Industrials)	8,415
1,150	Korea Electric Power Corp. (Utilities)	23,804
132	Korea Gas Corp. (Utilities)*	4,121
151	Korea Investment Holdings Co. Ltd. (Financials)	12,411
160	Korea Shipbuilding & Offshore Engineering Co. Ltd. (Industrials)*	16,353
40	Korea Zinc Co. Ltd. (Materials)	18,353
778	Korean Air Lines Co. Ltd. (Industrials)*	21,002
286	KT Corp. (Communication Services)	8,091
437	KT&G Corp. (Consumer Staples)	30,755
66	Kumho Petrochemical Co. Ltd. (Materials)	11,072
43	LEENO Industrial, Inc. (Information Technology)	6,609
178	LG Chem Ltd. (Materials)	116,369
402	LG Corp. (Industrials)	33,042
892	LG Display Co. Ltd. (Information Technology)*	15,771
404	LG Electronics, Inc. (Consumer Discretionary)	49,479
36	LG Household & Health Care Ltd. (Consumer Staples)	45,363
52	LG Innotek Co. Ltd. (Information Technology)	9,642
958	LG Uplus Corp. (Communication Services)	11,609
54	Lotte Chemical Corp. (Materials)	11,643
133	Lotte Corp. (Industrials)	4,072
45	Lotte Shopping Co. Ltd. (Consumer Discretionary)	4,172
79	LS Corp. (Industrials)	4,538
122	Mando Corp. (Consumer Discretionary)*	6,387
21	Medytox, Inc. (Health Care)	3,307
181	Meritz Fire & Marine Insurance Co. Ltd. (Financials)	4,145
1,161	Meritz Securities Co. Ltd. (Financials)	5,367
1,043	Mirae Asset Securities Co. Ltd. (Financials)	7,934
534	NAVER Corp. (Communication Services)	202,187
61	NCSoft Corp. (Communication Services)	34,723
75	Netmarble Corp. (Communication Services)(a)	8,344
525	NH Investment & Securities Co. Ltd. (Financials)	6,000
13	NongShim Co. Ltd. (Consumer Staples)	3,347
75	OCI Co. Ltd. (Materials)*	8,215

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)
90	Orion Corp. (Consumer Staples)	$9,819
926	Pan Ocean Co. Ltd. (Industrials)	6,637
127	Pearl Abyss Corp. (Communication Services)*	10,329
290	POSCO (Materials)	84,290
120	POSCO Chemical Co. Ltd. (Materials)	16,094
185	Posco International Corp. (Industrials)	3,630
83	S-1 Corp. (Industrials)	5,877
58	Samsung Biologics Co. Ltd. (Health Care)*(a)	48,273
313	Samsung C&T Corp. (Industrials)	35,904
111	Samsung Card Co. Ltd. (Financials)	3,265
206	Samsung Electro-Mechanics Co. Ltd. (Information Technology)	32,780
20,956	Samsung Electronics Co. Ltd. (Information Technology)	1,386,282
620	Samsung Engineering Co. Ltd. (Industrials)*	11,951
125	Samsung Fire & Marine Insurance Co. Ltd. (Financials)	24,365
1,964	Samsung Heavy Industries Co. Ltd. (Industrials)*	10,672
283	Samsung Life Insurance Co. Ltd. (Financials)	18,184
200	Samsung SDI Co. Ltd. (Information Technology)	136,789
126	Samsung SDS Co. Ltd. (Information Technology)	18,746
223	Samsung Securities Co. Ltd. (Financials)	9,511
175	Seegene, Inc. (Health Care)	9,931
1,963	Shinhan Financial Group Co. Ltd. (Financials)	65,775
26	Shinsegae, Inc. (Consumer Discretionary)	6,032
90	SK Bioscience Co. Ltd. (Health Care)*	24,335
2,063	SK Hynix, Inc. (Information Technology)	189,495
95	SK IE Technology Co. Ltd. (Materials)*(a)	17,002
185	SK Innovation Co. Ltd. (Energy)*	39,810
13	SK Materials Co. Ltd. (Materials)	4,535
525	SK Networks Co. Ltd. (Industrials)	2,518
76	SK Telecom Co. Ltd. (Communication Services)	19,533
121	SK, Inc. (Industrials)	27,499
143	S-Oil Corp. (Energy)	11,729
51	Solus Advanced Materials Co. Ltd. (Information Technology)	2,727
21	Soulbrain Co. Ltd./New (Materials)	5,131
432	SSANGYONG C&E Co. Ltd. (Materials)	3,141
52	Studio Dragon Corp. (Communication Services)*	3,902
1,841	Woori Financial Group, Inc. (Financials)	17,863
166	Yuhan Corp. (Health Care)	8,948

		4,192,999

Taiwan – 14.7%
2,081	Accton Technology Corp. (Information Technology)	21,063
12,905	Acer, Inc. (Information Technology)	11,735

Common Stocks – (continued)
Taiwan – (continued)
1,736	Advantech Co. Ltd. (Information Technology)	24,179
10,588	ASE Technology Holding Co. Ltd. (Information Technology)*	49,094
9,038	Asia Cement Corp. (Materials)	14,643
113	ASMedia Technology, Inc. (Information Technology)	8,461
2,716	Asustek Computer, Inc. (Information Technology)	31,753
36,312	AU Optronics Corp. (Information Technology)	23,061
33,162	Cathay Financial Holding Co. Ltd. (Financials)	71,317
5,712	Chailease Holding Co. Ltd. (Financials)	54,928
23,616	Chang Hwa Commercial Bank Ltd. (Financials)	14,060
7,227	Cheng Shin Rubber Industry Co. Ltd. (Consumer Discretionary)	9,714
2,590	Chicony Electronics Co. Ltd. (Information Technology)	7,336
11,528	China Airlines Ltd. (Industrials)*	7,175
63,635	China Development Financial Holding Corp. (Financials)	32,606
9,868	China Life Insurance Co. Ltd. (Financials)	10,290
50,516	China Steel Corp. (Materials)	69,540
1,630	Chroma ATE, Inc. (Information Technology)	10,557
16,850	Chunghwa Telecom Co. Ltd. (Communication Services)	68,097
18,532	Compal Electronics, Inc. (Information Technology)	15,313
80,351	CTBC Financial Holding Co. Ltd. (Financials)	66,685
8,197	Delta Electronics, Inc. (Information Technology)	80,008
800	Eclat Textile Co. Ltd. (Consumer Discretionary)	16,079
52,595	E.Sun Financial Holding Co. Ltd. (Financials)	50,482
9,230	Eva Airways Corp. (Industrials)	6,395
11,098	Evergreen Marine Corp. Taiwan Ltd. (Industrials)	54,462
13,289	Far Eastern New Century Corp. (Industrials)	14,409
7,148	Far EasTone Telecommunications Co. Ltd. (Communication Services)	15,888
1,874	Feng TAY Enterprise Co. Ltd. (Consumer Discretionary)	14,606
45,059	First Financial Holding Co. Ltd. (Financials)	37,233
14,624	Formosa Chemicals & Fibre Corp. (Materials)	44,378
5,083	Formosa Petrochemical Corp. (Energy)	17,938
20,645	Formosa Plastics Corp. (Materials)	76,357
325	Formosa Sumco Technology Corp. (Information Technology)	2,181

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
3,350	Formosa Taffeta Co. Ltd. (Consumer Discretionary)	$3,771
4,062	Foxconn Technology Co. Ltd. (Information Technology)	9,718
26,200	Fubon Financial Holding Co. Ltd. (Financials)	80,358
1,009	General Interface Solution Holding Ltd. (Information Technology)	3,914
1,316	Giant Manufacturing Co. Ltd. (Consumer Discretionary)	15,908
906	Globalwafers Co. Ltd. (Information Technology)	28,442
4,287	Highwealth Construction Corp. (Real Estate)	7,456
1,116	Hiwin Technologies Corp. (Industrials)	13,128
52,377	Hon Hai Precision Industry Co. Ltd. (Information Technology)	209,784
1,281	Hotai Motor Co. Ltd. (Consumer Discretionary)	26,948
41,647	Hua Nan Financial Holdings Co. Ltd. (Financials)*	31,408
38,847	Innolux Corp. (Information Technology)	24,180
11,202	Inventec Corp. (Information Technology)	9,822
9,104	Lite-On Technology Corp. (Information Technology)	20,104
7,770	Macronix International Co. Ltd. (Information Technology)*	11,299
6,418	MediaTek, Inc. (Information Technology)	208,657
44,276	Mega Financial Holding Co. Ltd. (Financials)	52,402
894	Merida Industry Co. Ltd. (Consumer Discretionary)	10,290
2,983	Micro-Star International Co. Ltd. (Information Technology)	14,047
266	momo.com, Inc. (Consumer Discretionary)	16,461
20,904	Nan Ya Plastics Corp. (Materials)	67,584
953	Nan Ya Printed Circuit Board Corp. (Information Technology)	14,494
4,970	Nanya Technology Corp. (Information Technology)	11,908
602	Nien Made Enterprise Co. Ltd. (Consumer Discretionary)	8,993
2,376	Novatek Microelectronics Corp. (Information Technology)	38,495
7,709	Pegatron Corp. (Information Technology)	18,025
651	Phison Electronics Corp. (Information Technology)	10,030
9,982	Pou Chen Corp. (Consumer Discretionary)	11,868
15,095	Powerchip Semiconductor Manufacturing Corp. (Information Technology)	36,603
2,926	Powertech Technology, Inc. (Information Technology)	11,878
2,347	President Chain Store Corp. (Consumer Staples)*	24,178

Common Stocks – (continued)
Taiwan – (continued)
11,639	Quanta Computer, Inc. (Information Technology)	32,926
1,946	Realtek Semiconductor Corp. (Information Technology)	38,901
3,757	Ruentex Development Co. Ltd. (Real Estate)	9,395
1,656	Ruentex Industries Ltd. (Consumer Discretionary)	6,633
17,799	Shanghai Commercial & Savings Bank Ltd. (The) (Financials)	28,901
50,848	Shin Kong Financial Holding Co. Ltd. (Financials)	17,430
158	Silicon Motion Technology Corp. ADR (Information Technology)	11,796
2,262	Sino-American Silicon Products, Inc. (Information Technology)	15,753
44,510	SinoPac Financial Holdings Co. Ltd. (Financials)	22,887
5,644	Synnex Technology International Corp. (Information Technology)	10,957
47,433	Taishin Financial Holding Co. Ltd. (Financials)*	33,118
23,904	Taiwan Business Bank (Financials)*	8,358
23,425	Taiwan Cement Corp. (Materials)	40,953
39,546	Taiwan Cooperative Financial Holding Co. Ltd. (Financials)	31,893
3,227	Taiwan Fertilizer Co. Ltd. (Materials)	6,579
9,318	Taiwan High Speed Rail Corp. (Industrials)	10,154
7,320	Taiwan Mobile Co. Ltd. (Communication Services)	26,677
107,604	Taiwan Semiconductor Manufacturing Co. Ltd. (Information Technology)	2,383,995
8,957	Tatung Co. Ltd. (Industrials)*	9,874
7,513	Teco Electric and Machinery Co. Ltd. (Industrials)	8,458
2,062	Tripod Technology Corp. (Information Technology)	8,519
5,286	Unimicron Technology Corp. (Information Technology)	28,134
20,542	Uni-President Enterprises Corp. (Consumer Staples)*	53,591
49,722	United Microelectronics Corp. (Information Technology)	113,210
4,008	Vanguard International Semiconductor Corp. (Information Technology)	21,404
276	Voltronic Power Technology Corp. (Industrials)	12,349
11,924	Walsin Lihwa Corp. (Industrials)	11,552
1,347	Walsin Technology Corp. (Information Technology)*	8,773
2,305	Wan Hai Lines Ltd. (Industrials)*	20,627
1,390	Win Semiconductors Corp. (Information Technology)	16,577
12,105	Winbond Electronics Corp. (Information Technology)	12,885

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)
11,809	Wistron Corp. (Information Technology)	$11,675
323	Wiwynn Corp. (Information Technology)	11,305
6,848	WPG Holdings Ltd. (Information Technology)	11,960
1,609	Yageo Corp. (Information Technology)	27,839
7,090	Yang Ming Marine Transport Corp. (Industrials)*	34,154
50,641	Yuanta Financial Holding Co. Ltd. (Financials)	45,683
2,195	Yulon Motor Co. Ltd. (Consumer Discretionary)	2,998

		5,313,049

Thailand – 1.5%
4,574	Advanced Info Service PCL NVDR (Communication Services)	26,678
35,817	Asset World Corp. PCL NVDR (Consumer Discretionary)*	4,823
3,875	B Grimm Power PCL NVDR (Utilities)	5,560
4,512	Bangkok Bank PCL NVDR (Financials)	15,958
23,301	Bangkok Dusit Medical Services PCL NVDR (Health Care)	16,916
3,200	Banpu Power PCL NVDR (Utilities)	1,896
1,996	Bumrungrad Hospital PCL NVDR (Health Care)	8,236
1,698	Carabao Group PCL NVDR (Consumer Staples)	7,375
7,284	Central Pattana PCL NVDR (Real Estate)	12,147
23,105	CP ALL PCL NVDR (Consumer Staples)	46,593
8,855	Energy Absolute PCL NVDR (Utilities)	17,994
163	Fabrinet (Information Technology)*	16,792
2,914	Global Power Synergy PCL NVDR (Utilities)	7,526
21,167	Gulf Energy Development PCL NVDR (Utilities)	27,417
8,941	Indorama Ventures PCL NVDR (Materials)	12,136
8,722	Intouch Holdings PCL NVDR (Communication Services)	23,136
49,279	IRPC PCL NVDR (Energy)	6,085
7,451	Kasikornbank PCL NVDR (Financials)	28,433
2,826	KCE Electronics PCL NVDR (Information Technology)	6,707
19,459	Krung Thai Bank PCL NVDR (Financials)	6,762
4,624	Krungthai Card PCL NVDR (Financials)	9,504
24,330	Land & Houses PCL NVDR (Real Estate)	6,152
13,392	Minor International PCL NVDR (Consumer Discretionary)*	13,607
3,048	Muangthai Capital PCL NVDR (Financials)	6,123
5,851	PTT Exploration & Production PCL NVDR (Energy)	20,240
9,167	PTT Global Chemical PCL NVDR (Materials)	18,202

Common Stocks – (continued)
Thailand – (continued)
45,024	PTT PCL NVDR (Energy)	53,430
5,091	SCG Packaging PCL NVDR (Materials)	11,056
1,935	Siam Cement PCL (The) NVDR (Materials)	25,814
8,517	Siam Commercial Bank PCL (The) NVDR (Financials)	28,141
6,833	Siam Global House PCL NVDR (Consumer Discretionary)	4,600
3,463	Srisawad Corp. PCL NVDR (Financials)	7,709
36,276	Thai Beverage PCL (Consumer Staples)	18,339
4,217	Thai Oil PCL NVDR (Energy)	6,509
12,623	Thai Union Group PCL NVDR (Consumer Staples)	7,793
2,261	Tisco Financial Group PCL NVDR (Financials)	6,594
191,574	TMBThanachart Bank PCL NVDR (Financials)	6,360
81,318	True Corp. PCL NVDR (Communication Services)	8,376

		557,719

Turkey – 0.5%
279	AG Anadolu Grubu Holding AS (Industrials)	809
603	Aksa Akrilik Kimya Sanayii AS (Consumer Discretionary)	1,414
611	Aksa Enerji Uretim AS (Utilities)*	1,061
637	Alarko Holding AS (Industrials)	682
929	Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples)	2,451
310	Anadolu Hayat Emeklilik AS (Financials)	351
1,182	Arcelik AS (Consumer Discretionary)	4,566
2,802	Aselsan Elektronik Sanayi Ve Ticaret AS (Industrials)	5,355
390	Aygaz AS (Utilities)	707
1,529	Bera Holding AS (Industrials)*	1,799
2,027	BIM Birlesik Magazalar AS (Consumer Staples)	17,516
141	Biotrend Cevre VE Enerji Yatirimlari AS (Utilities)*	495
126	Borusan Mannesmann Boru Sanayi ve Ticaret AS (Materials)*	399
188	Brisa Bridgestone Sabanci Sanayi ve Ticaret AS (Consumer Discretionary)	496
316	Coca-Cola Icecek AS (Consumer Staples)	3,327
4,537	Dogan Sirketler Grubu Holding AS (Industrials)	1,402
87	Eczacibasi Yatirim Holding Ortakligi AS (Industrials)	465
5	EGE Endustri VE Ticaret AS (Consumer Discretionary)	741
9,169	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)	2,029
1,220	Enerjisa Enerji AS (Utilities)(a)	1,629
7,499	Enka Insaat ve Sanayi AS (Industrials)	9,894
5,571	Eregli Demir ve Celik Fabrikalari TAS (Materials)	12,583

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Turkey – (continued)
158	Fenerbahce Futbol AS (Communication Services)*	$650
281	Ford Otomotiv Sanayi AS (Consumer Discretionary)	5,806
260	Gubre Fabrikalari TAS (Materials)*	1,621
5,922	Haci Omer Sabanci Holding AS (Financials)	7,486
1,795	Izmir Demir Celik Sanayi AS (Materials)*	572
881	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class A (Materials)*	725
192	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class B (Materials)*	156
3,579	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D (Materials)*	3,349
4,874	KOC Holding AS (Industrials)	13,506
252	Kordsa Teknik Tekstil AS (Consumer Discretionary)*	710
218	Koza Altin Isletmeleri AS (Materials)*	2,711
896	Koza Anadolu Metal Madencilik Isletmeleri AS (Materials)*	1,713
296	Logo Yazilim Sanayi Ve Ticaret AS (Information Technology)	1,410
303	Migros Ticaret AS (Consumer Staples)*	1,270
661	MLP Saglik Hizmetleri AS (Health Care)*(a)	2,016
315	Nurol Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)*	619
33	Otokar Otomotiv Ve Savunma Sanayi A.S. (Industrials)	1,321
1,207	Oyak Cimento Fabrikalari AS (Materials)*	990
185	Pegasus Hava Tasimaciligi AS (Industrials)*	1,571
5,915	Petkim Petrokimya Holding AS (Materials)*	4,410
762	Sasa Polyester Sanayi AS (Materials)*	2,518
1,384	Sinpas Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)*	701
1,357	Sok Marketler Ticaret AS (Consumer Staples)	2,016
892	TAV Havalimanlari Holding AS (Industrials)*	2,523
584	Tofas Turk Otomobil Fabrikasi AS (Consumer Discretionary)	2,951
712	Torunlar Gayrimenkul Yatirim Ortakligi AS REIT (Real Estate)*	360
3,344	Turk Hava Yollari AO (Industrials)*	5,100
64	Turk Traktor ve Ziraat Makineleri AS (Industrials)	1,326
5,314	Turkcell Iletisim Hizmetleri AS (Communication Services)	10,475
9,430	Turkiye Garanti Bankasi AS (Financials)	11,206
7,370	Turkiye Is Bankasi AS, Class C (Financials)	5,097
585	Turkiye Petrol Rafinerileri AS (Energy)*	7,156
5,566	Turkiye Sinai Kalkinma Bankasi AS (Financials)	884
5,930	Turkiye Sise ve Cam Fabrikalari AS (Industrials)	6,347

Common Stocks – (continued)
Turkey – (continued)
356	Vestel Elektronik Sanayi ve Ticaret AS (Consumer Discretionary)	1,228
12,081	Yapi ve Kredi Bankasi AS (Financials)	3,836
3,941	Ziraat Gayrimenkul Yatirim Ortakligi AS (Real Estate)*	754

		187,261

United Arab Emirates – 1.0%
12,396	Abu Dhabi Commercial Bank PJSC (Financials)	25,344
12,783	Abu Dhabi National Oil Co. for Distribution PJSC (Consumer Discretionary)	15,730
17,249	Aldar Properties PJSC (Real Estate)	19,488
8,104	Dubai Islamic Bank PJSC (Financials)	11,252
9,527	Emaar Malls PJSC (Real Estate)*	5,343
15,707	Emaar Properties PJSC (Real Estate)	17,960
4,090	Emirates Integrated Telecommunications Co. PJSC (Communication Services)	7,382
11,005	Emirates NBD Bank PJSC (Financials)	41,496
7,787	Emirates Telecommunications Group Co. PJSC (Communication Services)	50,032
19,423	First Abu Dhabi Bank PJSC (Financials)	89,893
2,127	International Holding Co. PJSC (Consumer Staples)*	85,123

		369,043

United States – 0.1%
4,115	JBS SA (Consumer Staples)	25,054

TOTAL COMMON STOCKS
(Cost $21,571,962)		$32,249,400

Shares	Description	Rate	Value

Preferred Stocks – 1.7%
Brazil – 1.3%
828	Alpargatas SA (Consumer Discretionary)*	0.00%	$9,699
21,019	Banco Bradesco SA (Financials)	4.98	95,045
990	Bradespar SA (Materials)	9.69	12,212
833	Braskem SA, Class A (Materials)*	0.00	10,737
1,088	Centrais Eletricas Brasileiras SA, Class B (Utilities)	5.47	8,027
4,908	Cia Energetica de Minas Gerais (Utilities)	6.27	12,952
5,045	Gerdau SA (Materials)	4.83	27,908
21,373	Itau Unibanco Holding SA (Financials)	2.26	129,168
20,051	Itausa SA (Financials)	2.69	45,275
20,244	Petroleo Brasileiro SA (Energy)	8.89	107,516

			458,539

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Shares	Description			Rate		Value

Preferred Stocks – (continued)
Chile – 0.1%
1,882		Embotelladora Andina SA, Class B (Consumer Staples)		6.22%		$4,466
627		Sociedad Quimica y Minera de Chile SA, Class B (Materials)		1.19		32,753

						37,219

Colombia – 0.1%
2,004		Bancolombia SA (Financials)		2.26		16,722
17,098		Grupo Aval Acciones y Valores SA (Financials)		5.09		5,089

						21,811

Russia – 0.1%
4,477		Sberbank of Russia PJSC (Financials)		5.98		18,948
34,482		Surgutneftegas PJSC (Energy)		17.44		18,207

						37,155

South Korea – 0.1%
50		Amorepacific Corp. (Consumer Staples)		1.00		3,428
7		CJ CheilJedang Corp. (Consumer Staples)		2.01		1,217
65		Doosan Fuel Cell Co. Ltd. (Industrials)*		0.00		905
3		Hotel Shilla Co. Ltd. (Consumer Discretionary)		0.27		240
159		Hyundai Motor Co. (Consumer Discretionary)		4.13		13,617
11		Hyundai Motor Co. (Consumer Discretionary)		4.19		911
100		Hyundai Motor Co. (Consumer Discretionary)		4.06		8,840
28		Korea Investment Holdings Co. Ltd. (Financials)		4.33		1,722
34		LG Chem Ltd. (Materials)		3.03		10,146
83		LG Electronics, Inc. (Consumer Discretionary)		1.81		5,004
676		Mirae Asset Securities Co. Ltd. (Financials)		4.22		2,769
84		NH Investment & Securities Co. Ltd. (Financials)		6.28		862
14		Samsung Electro-Mechanics Co. Ltd. (Information Technology)		1.43		1,226
13		Samsung Fire & Marine Insurance Co. Ltd. (Financials)		5.07		1,929
1		Samsung Heavy Industries Co. Ltd. (Industrials)*		0.00		222
7		Samsung SDI Co. Ltd. (Information Technology)		0.25		2,587
6		SK Innovation Co. Ltd. (Energy)*		0.00		800
3		SK, Inc. (Industrials)		3.08		634

						57,059

TOTAL PREFERRED STOCKS
(Cost $371,220)						$611,783

Units	Description		Expiration Month		Value

Warrants – 0.0%
Thailand – 0.0%
1,703	BTS Group Holdings PCL (Industrials)*		09/21		$—
3,407	BTS Group Holdings PCL (Industrials)*		09/21		—
6,814	BTS Group Holdings PCL (Industrials)*		11/26		—

TOTAL WARRANTS
(Cost $0)					$—

Right – 0.0%
Indonesia – 0.0%
1,563	Chandra Asri Petrochemical Tbk PT (Materials)*
(Cost $0)			09/21		$413

Shares	Description	Value

Exchange-Traded Fund – 1.0%
United States – 1.0%
14,181	iShares MSCI Malaysia ETF(c)
(Cost $334,500)		$376,364

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $22,277,682)		$33,237,960

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 1.6%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
568,867	0.026%	$568,867
(Cost $568,867)

TOTAL INVESTMENTS – 93.4%
(Cost $22,846,549)		$33,806,827

OTHER ASSETS IN EXCESS OF LIABILITIES – 6.6%		2,384,629

NET ASSETS – 100.0%		$36,191,456

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

(c)	All or a portion of security is on loan.

(d)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Investment Abbreviations:
ADR	—American Depositary Receipt
NVDR	—Non-Voting Depository Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS – At August 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
MSCI Emerging Markets Index	46	09/17/21	$2,825,169	$162,991

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 98.8%
Australia – 8.1%
4,467	Afterpay Ltd. (Information Technology)*	$439,397
51,969	Alumina Ltd. (Materials)	67,607
67,984	AMP Ltd. (Financials)	54,655
4,772	Ampol Ltd. (Energy)	96,119
23,810	APA Group (Utilities)	159,746
11,996	Aristocrat Leisure Ltd. (Consumer Discretionary)	400,401
3,851	ASX Ltd. (Financials)	247,029
36,038	Aurizon Holdings Ltd. (Industrials)	99,559
38,212	AusNet Services Ltd. (Utilities)	54,039
53,644	Australia & New Zealand Banking Group Ltd. (Financials)	1,091,879
59,025	BHP Group Ltd. (Materials)	1,967,543
41,314	BHP Group PLC (Materials)	1,283,578
10,126	BlueScope Steel Ltd. (Materials)	186,495
22,235	Boral Ltd. (Materials)*	99,128
29,005	Brambles Ltd. (Industrials)	256,711
1,344	CIMIC Group Ltd. (Industrials)	20,775
1,318	Cochlear Ltd. (Health Care)	224,632
25,379	Coles Group Ltd. (Consumer Staples)	335,352
35,346	Commonwealth Bank of Australia (Financials)	2,586,362
10,619	Computershare Ltd. (Information Technology)	128,055
8,744	Crown Resorts Ltd. (Consumer Discretionary)*	59,496
9,110	CSL Ltd. (Health Care)	2,076,910
21,664	Dexus REIT (Real Estate)	168,465
1,189	Domino’s Pizza Enterprises Ltd. (Consumer Discretionary)	136,204
2,471	EBOS Group Ltd. (Health Care)	62,507
25,454	Endeavour Group Ltd. (Consumer Staples)*	135,802
33,562	Evolution Mining Ltd. (Materials)	95,908
35,229	Fortescue Metals Group Ltd. (Materials)	540,689
243,438	Glencore PLC (Materials)*	1,096,894
35,951	Goodman Group REIT (Real Estate)	607,736
38,210	GPT Group (The) REIT (Real Estate)	135,440
49,712	Insurance Australia Group Ltd. (Financials)	190,380
13,877	Lendlease Corp. Ltd. (Real Estate)	121,096
7,034	Macquarie Group Ltd. (Financials)	857,177
2,879	Magellan Financial Group Ltd. (Financials)	91,192
55,449	Medibank Pvt Ltd. (Financials)	143,863
3,290	Mineral Resources Ltd. (Materials)	132,031
79,263	Mirvac Group REIT (Real Estate)	180,740
66,267	National Australia Bank Ltd. (Financials)	1,342,998
16,409	Newcrest Mining Ltd. (Materials)	296,695
23,217	Northern Star Resources Ltd. (Materials)	165,609
35,671	Oil Search Ltd. (Energy)	97,502
8,089	Orica Ltd. (Materials)	77,859
35,539	Origin Energy Ltd. (Utilities)	115,583

Common Stocks – (continued)
Australia – (continued)
6,227	OZ Minerals Ltd. (Materials)	107,267
37,855	Qantas Airways Ltd. (Industrials)*	140,822
29,589	QBE Insurance Group Ltd. (Financials)	255,825
3,734	Ramsay Health Care Ltd. (Health Care)	188,028
1,154	REA Group Ltd. (Communication Services)	129,462
5,813	Reece Ltd. (Industrials)	88,707
7,396	Rio Tinto Ltd. (Materials)	605,725
21,405	Rio Tinto PLC (Materials)	1,585,464
42,023	Santos Ltd. (Energy)	185,811
104,075	Scentre Group REIT (Real Estate)	216,780
6,547	SEEK Ltd. (Communication Services)	155,700
3,395	Seven Group Holdings Ltd. (Industrials)	52,726
9,484	Sonic Healthcare Ltd. (Health Care)	300,822
90,361	South32 Ltd. (Materials)	207,367
44,416	Stockland REIT (Real Estate)	149,972
25,735	Suncorp Group Ltd. (Financials)	234,729
54,141	Sydney Airport (Industrials)*	315,364
44,529	Tabcorp Holdings Ltd. (Consumer Discretionary)	155,886
236,848	Telstra Corp. Ltd. (Communication Services)	664,705
7,333	TPG Telecom Ltd. (Communication Services)	33,013
54,936	Transurban Group (Industrials)	570,531
14,515	Treasury Wine Estates Ltd. (Consumer Staples)	133,983
74,725	Vicinity Centres REIT (Real Estate)	94,480
1,899	Washington H Soul Pattinson & Co. Ltd. (Energy)(a)	49,714
22,651	Wesfarmers Ltd. (Consumer Discretionary)	992,441
72,207	Westpac Banking Corp. (Financials)	1,362,585
2,968	WiseTech Global Ltd. (Information Technology)	104,857
19,318	Woodside Petroleum Ltd. (Energy)	275,171
25,382	Woolworths Group Ltd. (Consumer Staples)	774,481

		28,860,256

Austria – 0.4%
5,262	ams AG (Information Technology)*	107,015
1,457	ANDRITZ AG (Industrials)	83,691
1,773	BAWAG Group AG (Financials)*(b)	106,531
1,464	CA Immobilien Anlagen AG (Real Estate)	63,683
5,956	Erste Group Bank AG (Financials)	238,062
281	Mayr Melnhof Karton AG (Materials)	59,243
9,754	Mondi PLC (Materials)	269,150
642	Oesterreichische Post AG (Industrials)	29,443
2,883	OMV AG (Energy)	159,714
2,736	Raiffeisen Bank International AG (Financials)	65,692
2,753	Telekom Austria AG (Communication Services)*	24,438
1,334	Verbund AG (Utilities)	146,055

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Austria – (continued)
736	Vienna Insurance Group AG Wiener Versicherung Gruppe (Financials)	$21,329
2,245	voestalpine AG (Materials)	101,764
2,263	Wienerberger AG (Materials)	88,796

		1,564,606

Belgium – 0.9%
445	Ackermans & van Haaren NV (Financials)	81,947
3,559	Ageas SA/NV (Financials)	177,922
17,033	Anheuser-Busch InBev SA/NV (Consumer Staples)	1,045,342
444	D’ieteren Group (Consumer Discretionary)	69,394
579	Elia Group SA/NV (Utilities)	72,722
1,088	Etablissements Franz Colruyt NV (Consumer Staples)	60,864
2,106	Groupe Bruxelles Lambert SA (Financials)	241,393
5,632	KBC Group NV (Financials)	474,289
2,870	Proximus SADP (Communication Services)(a)	56,256
303	Sofina SA (Financials)	133,914
1,431	Solvay SA (Materials)	187,419
862	Telenet Group Holding NV (Communication Services)	32,785
2,348	UCB SA (Health Care)	268,522
3,923	Umicore SA (Materials)	258,127
2,840	Warehouses De Pauw CVA REIT (Real Estate)	130,545

		3,291,441

Brazil – 0.1%
3,266	Yara International ASA (Materials)	163,800

Chile – 0.1%
6,985	Antofagasta PLC (Materials)	139,967

China – 0.9%
34,155	Budweiser Brewing Co. APAC Ltd. (Consumer Staples)(b)	85,460
12,855	BYD Electronic International Co. Ltd. (Information Technology)	58,677
44,720	China Gas Holdings Ltd. (Utilities)	129,663
35,278	Chow Tai Fook Jewellery Group Ltd. (Consumer Discretionary)	71,487
169,431	CSPC Pharmaceutical Group Ltd. (Health Care)	215,020
34,893	ESR Cayman Ltd. (Real Estate)*(b)	106,330
46,227	Fosun International Ltd. (Industrials)	58,487
115,430	Geely Automobile Holdings Ltd. (Consumer Discretionary)	417,055
5,520	NXP Semiconductors NV (Information Technology)	1,187,518
8,482	Prosus NV (Consumer Discretionary)*	749,942
27,256	Wharf Holdings Ltd. (The) (Real Estate)	92,169
36,833	Wilmar International Ltd. (Consumer Staples)	113,366

Common Stocks – (continued)
China – (continued)
54,047	Yangzijiang Shipbuilding Holdings Ltd. (Industrials)	65,896

		3,351,070

Colombia – 0.0%
2,046	Millicom International Cellular SA SDR (Communication Services)*	77,187

Denmark – 2.5%
3,402	Ambu A/S, Class B (Health Care)	107,517
61	AP Moller – Maersk A/S, Class A (Industrials)	165,091
69	AP Moller – Maersk A/S, Class B (Industrials)	195,724
1,916	Carlsberg AS, Class B (Consumer Staples)	334,396
2,075	Chr Hansen Holding A/S (Materials)	191,432
2,490	Coloplast A/S, Class B (Health Care)	431,215
13,608	Danske Bank A/S (Financials)	228,641
1,970	Demant A/S (Health Care)*	111,636
4,430	DSV PANALPINA A/S (Industrials)	1,128,622
1,300	Genmab A/S (Health Care)*	615,348
2,590	GN Store Nord AS (Health Care)	194,830
1,245	H Lundbeck A/S (Health Care)	36,768
32,880	Novo Nordisk A/S, Class B (Health Care)	3,276,074
4,093	Novozymes A/S, Class B (Materials)	330,566
3,591	Orsted AS (Utilities)(b)	570,584
9,933	Tryg A/S (Financials)	245,887
19,433	Vestas Wind Systems A/S (Industrials)	784,433

		8,948,764

Faroe Islands – 0.0%
1,006	Bakkafrost P/F (Consumer Staples)	88,312

Finland – 1.4%
2,877	Elisa OYJ (Communication Services)	184,207
8,445	Fortum OYJ (Utilities)	256,400
1,822	Huhtamaki OYJ (Materials)	97,237
5,312	Kesko OYJ, Class B (Consumer Staples)	219,218
7,289	Kone OYJ, Class B (Industrials)	604,366
13,916	Metso Outotec OYJ (Industrials)	148,567
9,291	Neste OYJ (Energy)	565,268
105,941	Nokia OYJ (Information Technology)*	635,295
63,518	Nordea Bank Abp (Financials)	745,074
2,011	Orion OYJ, Class B (Health Care)	81,970
8,535	Sampo OYJ, Class A (Financials)	440,686
11,646	Stora Enso OYJ, Class R (Materials)	227,865
10,595	UPM-Kymmene OYJ (Materials)	430,611
10,874	Wartsila OYJ Abp (Industrials)	154,099

		4,790,863

France – 9.1%
5,548	Adevinta ASA (Communication Services)*	111,529
667	Aeroports de Paris (Industrials)*	78,295
9,515	Air Liquide SA (Materials)	1,705,239

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
11,693	Airbus SE (Industrials)*	$1,597,007
7,419	Alstom SA (Industrials)	318,782
1,217	Amundi SA (Financials)(b)	115,144
45,348	AXA SA (Financials)	1,272,968
820	BioMerieux (Health Care)	100,524
22,909	BNP Paribas SA (Financials)	1,453,016
18,176	Bollore SA (Communication Services)	107,494
6,026	Bouygues SA (Industrials)	252,027
3,186	Capgemini SE (Information Technology)	715,137
12,522	Carrefour SA (Consumer Staples)	249,070
9,616	Cie de Saint-Gobain (Industrials)	696,850
3,274	Cie Generale des Etablissements Michelin (Consumer Discretionary)	529,670
29,732	Credit Agricole SA (Financials)	428,536
13,215	Danone SA (Consumer Staples)	965,150
13,535	Dassault Systemes SE (Information Technology)	771,787
11,238	Electricite de France SA (Utilities)	152,226
35,136	Engie SA (Utilities)	503,190
6,007	EssilorLuxottica SA (Consumer Discretionary)	1,178,943
666	Hermes International (Consumer Discretionary)	978,400
1,470	Kering (Consumer Discretionary)	1,169,566
4,235	L’Oreal SA (Consumer Staples)	1,981,184
5,280	Legrand SA (Industrials)	604,080
5,238	LVMH Moet Hennessy Louis Vuitton SE (Consumer Discretionary)	3,875,626
40,085	Orange SA (Communication Services)	455,202
3,532	Pernod Ricard SA (Consumer Staples)	741,935
7,619	Safran SA (Industrials)	955,686
21,851	Sanofi (Health Care)	2,260,070
477	Sartorius Stedim Biotech (Health Care)	289,195
16,691	Societe Generale SA (Financials)	525,082
1,587	Sodexo SA (Consumer Discretionary)*	131,174
1,157	Teleperformance (Industrials)	511,348
2,129	Thales SA (Industrials)	215,982
53,076	TotalEnergies SE (Energy)	2,339,796
10,979	Vinci SA (Industrials)	1,177,948
13,658	Vivendi SE (Communication Services)(a)	521,082
4,559	Worldline SA (Information Technology)*(b)	405,078

		32,441,018

Germany – 7.6%
3,607	adidas AG (Consumer Discretionary)	1,279,280
8,276	Allianz SE (Financials)	1,943,915
18,464	BASF SE (Materials)	1,428,062
19,750	Bayer AG (Health Care)	1,099,133
6,418	Bayerische Motoren Werke AG (Consumer Discretionary)	608,893
1,984	Beiersdorf AG (Consumer Staples)	240,642
1,703	BioNTech SE ADR (Health Care)*	568,313
2,171	Continental AG (Consumer Discretionary)*	291,693
3,765	Covestro AG (Materials)(b)	243,997

Common Stocks – (continued)
Germany – (continued)
16,838	Daimler AG (Consumer Discretionary)	1,419,573
37,936	Deutsche Bank AG (Financials)*	471,460
3,686	Deutsche Boerse AG (Financials)	635,701
19,786	Deutsche Post AG (Industrials)	1,391,573
65,185	Deutsche Telekom AG (Communication Services)	1,385,672
5,583	Deutsche Wohnen SE (Real Estate)	346,394
42,848	E.ON SE (Utilities)	565,382
3,561	Evonik Industries AG (Materials)	120,222
3,993	Fresenius Medical Care AG & Co. KGaA (Health Care)	306,568
7,860	Fresenius SE & Co. KGaA (Health Care)	408,711
1,207	Hannover Rueck SE (Financials)	222,198
490	Hapag-Lloyd AG (Industrials)(b)	111,635
2,970	HeidelbergCement AG (Materials)	258,037
2,036	Henkel AG & Co. KGaA (Consumer Staples)	183,139
24,154	Infineon Technologies AG (Information Technology)	1,028,306
1,336	Knorr-Bremse AG (Industrials)	160,310
2,598	Merck KGaA (Health Care)	617,042
1,073	MTU Aero Engines AG (Industrials)	246,168
2,816	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Financials)	822,560
12,566	RWE AG (Utilities)	490,841
20,239	SAP SE (Information Technology)	3,045,162
16,230	Siemens AG (Industrials)	2,698,310
8,034	Siemens Energy AG (Industrials)*	233,110
5,571	Siemens Healthineers AG (Health Care)(b)	387,343
2,498	Symrise AG (Materials)	355,621
1,069	Talanx AG (Financials)	48,558
15,846	Telefonica Deutschland Holding AG (Communication Services)	44,463
577	Volkswagen AG (Consumer Discretionary)	192,893
11,564	Vonovia SE (Real Estate)	780,275
4,497	Zalando SE (Consumer Discretionary)*(a)(b)	497,935

		27,179,090

Hong Kong – 2.7%
243,006	AIA Group Ltd. (Financials)	2,904,255
6,171	ASM Pacific Technology Ltd. (Information Technology)	73,474
26,282	Bank of East Asia Ltd. (The) (Financials)	44,066
19,525	Cathay Pacific Airways Ltd. (Industrials)*(a)	16,394
39,808	CK Asset Holdings Ltd. (Real Estate)	259,506
12,261	CK Infrastructure Holdings Ltd. (Utilities)	74,490
37,974	CLP Holdings Ltd. (Utilities)	379,625
6,078	Dairy Farm International Holdings Ltd. (Consumer Staples)	21,455

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
36,917	Hang Lung Properties Ltd. (Real Estate)	$88,669
14,550	Hang Seng Bank Ltd. (Financials)	260,418
26,522	Henderson Land Development Co. Ltd. (Real Estate)	120,038
45,724	HK Electric Investments & HK Electric Investments Ltd. (Utilities)	45,504
68,791	HKT Trust & HKT Ltd. (Communication Services)	93,757
218,177	Hong Kong & China Gas Co. Ltd. (Utilities)	351,222
25,473	Hong Kong Exchanges & Clearing Ltd. (Financials)	1,607,507
23,370	Hongkong Land Holdings Ltd. (Real Estate)	98,154
4,727	Jardine Matheson Holdings Ltd. (Industrials)	256,771
41,812	Link REIT (Real Estate)	384,662
9,196	Melco Resorts & Entertainment Ltd. ADR (Consumer Discretionary)*	126,537
31,194	MTR Corp. Ltd. (Industrials)	175,676
28,167	New World Development Co. Ltd. (Real Estate)	132,553
27,601	Power Assets Holdings Ltd. (Utilities)	173,364
201,552	Sino Biopharmaceutical Ltd. (Health Care)	168,708
63,862	Sino Land Co. Ltd. (Real Estate)	94,101
28,983	Sun Hung Kai Properties Ltd. (Real Estate)	408,434
9,450	Swire Pacific Ltd., Class A (Real Estate)	64,034
17,455	Swire Pacific Ltd., Class B (Real Estate)	18,965
21,248	Swire Properties Ltd. (Real Estate)	57,509
27,510	Techtronic Industries Co. Ltd. (Industrials)	610,166
191,190	WH Group Ltd. (Consumer Staples)(b)	165,935
29,747	Wharf Real Estate Investment Co. Ltd. (Real Estate)	147,447
34,548	Xinyi Glass Holdings Ltd. (Industrials)	145,258

		9,568,654

Ireland – 1.0%
2,547	AerCap Holdings NV (Industrials)*	137,360
15,829	AIB Group PLC (Financials)*	47,741
15,722	CRH PLC (Materials)	835,899
3,483	Flutter Entertainment PLC (Consumer Discretionary)*	677,370
1,584	ICON PLC (Health Care)*	405,140
3,137	Kerry Group PLC, Class A (Consumer Staples)	459,921
3,055	Kingspan Group PLC (Industrials)	349,015
3,946	Ryanair Holdings PLC ADR (Industrials)*	424,984
5,174	Smurfit Kappa Group PLC (Materials)	296,709

		3,634,139

Common Stocks – (continued)
Israel – 0.9%
1,317	Airport City Ltd. (Real Estate)*	24,139
2,943	Alony Hetz Properties & Investments Ltd. (Real Estate)	43,450
3,540	Amot Investments Ltd. (Real Estate)	25,149
769	Ashtrom Group Ltd. (Industrials)	16,802
738	Azrieli Group Ltd. (Real Estate)	69,060
21,583	Bank Hapoalim BM (Financials)	185,868
26,849	Bank Leumi Le-Israel BM (Financials)	222,083
41,137	Bezeq The Israeli Telecommunication Corp. Ltd. (Communication Services)*	48,921
233	Big Shopping Centers Ltd. (Real Estate)*	34,262
1,987	Check Point Software Technologies Ltd. (Information Technology)*	249,627
420	Elbit Systems Ltd. (Industrials)	61,156
4,498	Energix-Renewable Energies Ltd. (Utilities)	18,603
1,046	First International Bank Of Israel Ltd. (The) (Financials)	37,840
499	Fiverr International Ltd. (Consumer Discretionary)*	89,576
302	Global-e Online Ltd. (Consumer Discretionary)*	23,846
2,315	Harel Insurance Investments & Financial Services Ltd. (Financials)	22,762
13,623	ICL Group Ltd. (Materials)	96,483
73	Israel Corp. Ltd. (The) (Materials)*	22,182
22,516	Israel Discount Bank Ltd., Class A (Financials)*	116,454
946	JFrog Ltd. (Information Technology)*	36,364
931	Kornit Digital Ltd. (Industrials)*	121,374
647	Matrix IT Ltd. (Information Technology)	17,683
961	Maytronics Ltd. (Consumer Discretionary)	22,062
426	Melisron Ltd. (Real Estate)*(a)	34,439
13,423	Mivne Real Estate KD Ltd. (Real Estate)	45,459
2,895	Mizrahi Tefahot Bank Ltd. (Financials)	96,417
5,021	Nano Dimension Ltd. ADR (Information Technology)*(a)	32,134
622	Nano-X Imaging Ltd. (Health Care)*(a)	15,339
1,171	Nice Ltd. (Information Technology)*	342,044
529	Nova Ltd. (Information Technology)*	53,152
1,570	OPC Energy Ltd. (Utilities)*(a)	14,569
2,927	Phoenix Holdings Ltd. (The) (Financials)	31,282
1,949	Plus500 Ltd. (Financials)	40,087
604	Sapiens International Corp. NV (Information Technology)	17,381
2,855	Shapir Engineering and Industry Ltd. (Industrials)	22,804
4,447	Shikun & Binui Ltd. (Industrials)*	25,957
5,357	Shufersal Ltd. (Consumer Staples)	44,244
1,000	Strauss Group Ltd. (Consumer Staples)	28,938
21,923	Teva Pharmaceutical Industries Ltd. (Health Care)*	210,214
2,179	Tower Semiconductor Ltd. (Information Technology)*	64,219
1,082	Wix.com Ltd. (Information Technology)*	240,291

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Israel – (continued)
1,209	ZIM Integrated Shipping Services Ltd. (Industrials)	$58,395

		3,023,111

Italy – 2.1%
31,636	A2A SpA (Utilities)	69,461
2,499	Amplifon SpA (Health Care)	130,623
23,374	Assicurazioni Generali SpA (Financials)	476,511
9,311	Atlantia SpA (Industrials)*	174,485
4,283	Banca Mediolanum SpA (Financials)	44,441
2,144	Buzzi Unicem SpA (Materials)	56,894
10,730	Davide Campari-Milano NV (Consumer Staples)	148,321
234	DiaSorin SpA (Health Care)	53,381
156,178	Enel SpA (Utilities)	1,422,708
49,086	Eni SpA (Energy)	605,742
2,252	Ferrari NV (Consumer Discretionary)	488,343
12,308	FinecoBank Banca Fineco SpA (Financials)*	226,870
17,165	Hera SpA (Utilities)	74,221
7,103	Infrastrutture Wireless Italiane SpA (Communication Services)(b)	84,434
344,785	Intesa Sanpaolo SpA (Financials)	975,786
7,935	Leonardo SpA (Industrials)*	64,613
14,288	Mediobanca Banca di Credito Finanziario SpA (Financials)*	168,325
4,266	Moncler SpA (Consumer Discretionary)	272,940
18,273	Nexi SpA (Information Technology)*(b)	380,609
7,891	Pirelli & C SpA (Consumer Discretionary)(b)	47,264
9,322	Poste Italiane SpA (Financials)(b)	126,383
10,346	PRADA SpA (Consumer Discretionary)	61,193
5,090	Prysmian SpA (Industrials)	191,490
1,910	Recordati Industria Chimica e Farmaceutica SpA (Health Care)	125,269
38,319	Snam SpA (Utilities)	226,349
200,811	Telecom Italia SpA (Communication Services)	90,860
121,172	Telecom Italia SpA-RSP (Communication Services)	58,488
28,345	Terna – Rete Elettrica Nazionale (Utilities)	224,047
41,933	UniCredit SpA (Financials)	523,114
8,888	UnipolSai Assicurazioni SpA (Financials)	25,558

		7,618,723

Japan – 24.1%
624	ABC-Mart, Inc. (Consumer Discretionary)	33,455
6,325	Acom Co. Ltd. (Financials)	24,469
3,928	Advantest Corp. (Information Technology)	340,384
13,526	Aeon Co. Ltd. (Consumer Staples)	359,450
2,104	AEON Financial Service Co. Ltd. (Financials)	24,801

Common Stocks – (continued)
Japan – (continued)
1,853	Aeon Mall Co. Ltd. (Real Estate)	28,303
3,685	AGC, Inc. (Industrials)	178,447
3,799	Air Water, Inc. (Materials)	61,346
3,099	Aisin Corp. (Consumer Discretionary)	118,617
10,921	Ajinomoto Co., Inc. (Consumer Staples)	322,481
3,543	Alfresa Holdings Corp. (Health Care)	56,147
4,074	Alps Alpine Co. Ltd. (Information Technology)	42,794
6,814	Amada Co. Ltd. (Industrials)	69,219
8,844	ANA Holdings, Inc. (Industrials)*	209,749
8,550	Asahi Group Holdings Ltd. (Consumer Staples)	398,004
4,254	Asahi Intecc Co. Ltd. (Health Care)	128,944
26,581	Asahi Kasei Corp. (Materials)	274,859
36,961	Astellas Pharma, Inc. (Health Care)	624,764
2,753	Azbil Corp. (Information Technology)	119,657
3,872	Bandai Namco Holdings, Inc. (Consumer Discretionary)	269,306
1,544	Benesse Holdings, Inc. (Consumer Discretionary)	33,421
11,498	Bridgestone Corp. (Consumer Discretionary)	530,001
4,970	Brother Industries Ltd. (Information Technology)	102,151
1,674	Calbee, Inc. (Consumer Staples)	41,538
20,517	Canon, Inc. (Information Technology)	487,713
3,301	Capcom Co. Ltd. (Communication Services)	92,245
4,299	Casio Computer Co. Ltd. (Consumer Discretionary)	66,485
3,419	Central Japan Railway Co. (Industrials)	501,833
13,725	Chiba Bank Ltd. (The) (Financials)	85,828
14,659	Chubu Electric Power Co., Inc. (Utilities)	177,333
12,668	Chugai Pharmaceutical Co. Ltd. (Health Care)	496,757
6,294	Chugoku Electric Power Co., Inc. (The) (Utilities)	58,781
2,414	Coca-Cola Bottlers Japan Holdings, Inc. (Consumer Staples)	33,707
21,802	Concordia Financial Group Ltd. (Financials)	84,739
375	Cosmos Pharmaceutical Corp. (Consumer Staples)	66,494
8,095	CyberAgent, Inc. (Communication Services)	148,917
4,573	Dai Nippon Printing Co. Ltd. (Industrials)	108,893
5,678	Daicel Corp. (Materials)	45,792
2,264	Daifuku Co. Ltd. (Industrials)	200,310
20,889	Dai-ichi Life Holdings, Inc. (Financials)	412,513
37,744	Daiichi Sankyo Co. Ltd. (Health Care)	898,249
5,265	Daikin Industries Ltd. (Industrials)	1,313,374
1,295	Daito Trust Construction Co. Ltd. (Real Estate)	142,396
12,032	Daiwa House Industry Co. Ltd. (Real Estate)	367,553
40	Daiwa House REIT Investment Corp. REIT (Real Estate)	118,514

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
28,858	Daiwa Securities Group, Inc. (Financials)	$163,518
8,830	Denso Corp. (Consumer Discretionary)	619,691
4,399	Dentsu Group, Inc. (Communication Services)	163,371
1,626	DIC Corp. (Materials)	46,844
568	Disco Corp. (Information Technology)	165,705
6,468	East Japan Railway Co. (Industrials)	437,500
1,889	Ebara Corp. (Industrials)	94,226
5,443	Eisai Co. Ltd. (Health Care)	450,165
3,336	Electric Power Development Co. Ltd. (Utilities)	49,922
62,647	ENEOS Holdings, Inc. (Energy)	242,981
980	Ezaki Glico Co. Ltd. (Consumer Staples)	37,109
3,827	FANUC Corp. (Industrials)	835,697
1,096	Fast Retailing Co. Ltd. (Consumer Discretionary)	723,484
2,213	Food & Life Cos. Ltd. (Consumer Discretionary)	95,280
2,586	Fuji Electric Co. Ltd. (Industrials)	112,164
3,371	Fuji Media Holdings, Inc. (Communication Services)	35,103
7,563	FUJIFILM Holdings Corp. (Information Technology)	624,261
3,702	Fujitsu Ltd. (Information Technology)	684,058
3,519	Fukuoka Financial Group, Inc. (Financials)	65,120
81	GLP J REIT (Real Estate)	147,239
871	GMO Payment Gateway, Inc. (Information Technology)	114,722
4,418	Hakuhodo DY Holdings, Inc. (Communication Services)	69,612
2,832	Hamamatsu Photonics KK (Information Technology)	165,496
4,633	Hankyu Hanshin Holdings, Inc. (Industrials)	138,956
719	Harmonic Drive Systems, Inc. (Industrials)	39,857
5,112	Haseko Corp. (Consumer Discretionary)	70,915
413	Hikari Tsushin, Inc. (Consumer Discretionary)	72,442
5,361	Hino Motors Ltd. (Industrials)	46,505
620	Hirose Electric Co. Ltd. (Information Technology)	103,446
1,356	Hisamitsu Pharmaceutical Co., Inc. (Health Care)	54,433
2,067	Hitachi Construction Machinery Co. Ltd. (Industrials)	59,361
18,932	Hitachi Ltd. (Industrials)	1,048,618
3,981	Hitachi Metals Ltd. (Materials)*	77,004
32,707	Honda Motor Co. Ltd. (Consumer Discretionary)	994,964
1,110	Hoshizaki Corp. (Industrials)	104,372
7,307	Hoya Corp. (Health Care)	1,182,582
6,555	Hulic Co. Ltd. (Real Estate)	76,970
2,261	Ibiden Co. Ltd. (Information Technology)	122,250
4,142	Idemitsu Kosan Co. Ltd. (Energy)	99,459

Common Stocks – (continued)
Japan – (continued)
2,620	IHI Corp. (Industrials)*	58,333
2,965	Iida Group Holdings Co. Ltd. (Consumer Discretionary)	75,461
20,146	Inpex Corp. (Energy)	139,001
6,644	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary)	44,632
11,314	Isuzu Motors Ltd. (Consumer Discretionary)	143,356
1,114	Ito En Ltd. (Consumer Staples)	70,576
29,509	ITOCHU Corp. (Industrials)	889,353
1,858	Itochu Techno-Solutions Corp. (Information Technology)	57,587
813	Izumi Co. Ltd. (Consumer Discretionary)	26,530
4,912	J Front Retailing Co. Ltd. (Consumer Discretionary)	42,521
8,528	Japan Airlines Co. Ltd. (Industrials)*	181,723
10,620	Japan Exchange Group, Inc. (Financials)	253,175
139	Japan Metropolitan Fund Invest REIT (Real Estate)	135,255
8,111	Japan Post Bank Co. Ltd. (Financials)	71,099
22,690	Japan Post Holdings Co. Ltd. (Financials)*	195,032
3,971	Japan Post Insurance Co. Ltd. (Financials)	72,111
22,113	Japan Tobacco, Inc. (Consumer Staples)	429,237
9,723	JFE Holdings, Inc. (Materials)	157,979
4,494	JGC Holdings Corp. (Industrials)	37,798
4,069	JSR Corp. (Materials)	141,300
4,574	JTEKT Corp. (Consumer Discretionary)	41,427
8,799	Kajima Corp. (Industrials)	113,972
2,588	Kakaku.com, Inc. (Communication Services)	80,801
14,796	Kansai Electric Power Co., Inc. (The) (Utilities)	148,822
4,375	Kansai Paint Co. Ltd. (Materials)	113,537
9,372	Kao Corp. (Consumer Staples)	566,961
3,004	Kawasaki Heavy Industries Ltd. (Industrials)*	64,039
31,076	KDDI Corp. (Communication Services)	953,269
4,631	Keikyu Corp. (Industrials)	56,570
2,201	Keio Corp. (Industrials)	118,605
2,995	Keisei Electric Railway Co. Ltd. (Industrials)	92,282
2,088	Kewpie Corp. (Consumer Staples)	51,506
3,763	Keyence Corp. (Information Technology)	2,265,130
2,989	Kikkoman Corp. (Consumer Staples)	224,733
3,650	Kintetsu Group Holdings Co. Ltd. (Industrials)*	124,923
15,113	Kirin Holdings Co. Ltd. (Consumer Staples)	274,307
991	Kobayashi Pharmaceutical Co. Ltd. (Consumer Staples)	77,667
2,407	Kobe Bussan Co. Ltd. (Consumer Staples)	93,774
1,103	Koei Tecmo Holdings Co. Ltd. (Communication Services)	47,238

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
2,456	Koito Manufacturing Co. Ltd. (Consumer Discretionary)	$150,454
18,830	Komatsu Ltd. (Industrials)	456,352
1,878	Konami Holdings Corp. (Communication Services)	119,319
645	Kose Corp. (Consumer Staples)	78,086
23,222	Kubota Corp. (Industrials)	480,780
6,691	Kuraray Co. Ltd. (Materials)	63,036
2,193	Kurita Water Industries Ltd. (Industrials)	103,003
6,560	Kyocera Corp. (Information Technology)	408,791
4,970	Kyowa Kirin Co. Ltd. (Health Care)	162,636
9,021	Kyushu Electric Power Co., Inc. (Utilities)	68,975
2,759	Kyushu Railway Co. (Industrials)	62,558
1,541	Lasertec Corp. (Information Technology)	337,629
904	Lawson, Inc. (Consumer Staples)	43,612
5,032	Lion Corp. (Consumer Staples)	85,790
5,508	Lixil Corp. (Industrials)	160,688
8,191	M3, Inc. (Health Care)	551,808
970	Mabuchi Motor Co. Ltd. (Industrials)	33,993
4,849	Makita Corp. (Industrials)	278,952
33,790	Marubeni Corp. (Industrials)	269,311
3,971	Marui Group Co. Ltd. (Consumer Discretionary)	70,918
1,643	Matsumotokiyoshi Holdings Co. Ltd. (Consumer Staples)	76,273
11,590	Mazda Motor Corp. (Consumer Discretionary)*	100,750
1,637	McDonald’s Holdings Co. Japan Ltd. (Consumer Discretionary)	78,229
20,579	Mebuki Financial Group, Inc. (Financials)	46,081
3,395	Medipal Holdings Corp. (Health Care)	64,989
2,592	MEIJI Holdings Co. Ltd. (Consumer Staples)	159,493
1,896	Mercari, Inc. (Consumer Discretionary)*	93,885
7,613	MINEBEA MITSUMI, Inc. (Industrials)	196,319
5,639	MISUMI Group, Inc. (Industrials)	224,051
27,776	Mitsubishi Chemical Holdings Corp. (Materials)	244,184
27,236	Mitsubishi Corp. (Industrials)	820,848
39,336	Mitsubishi Electric Corp. (Industrials)	539,053
23,898	Mitsubishi Estate Co. Ltd. (Real Estate)	374,372
3,793	Mitsubishi Gas Chemical Co., Inc. (Materials)	71,641
13,281	Mitsubishi HC Capital, Inc. (Financials)	71,204
6,079	Mitsubishi Heavy Industries Ltd. (Industrials)	160,967
2,364	Mitsubishi Materials Corp. (Materials)	48,545
12,982	Mitsubishi Motors Corp. (Consumer Discretionary)*	33,205
231,041	Mitsubishi UFJ Financial Group, Inc. (Financials)	1,250,052

Common Stocks – (continued)
Japan – (continued)
30,236	Mitsui & Co. Ltd. (Industrials)	668,517
3,542	Mitsui Chemicals, Inc. (Materials)	122,516
17,866	Mitsui Fudosan Co. Ltd. (Real Estate)	410,466
2,278	Mitsui OSK Lines Ltd. (Industrials)(a)	176,252
1,939	Miura Co. Ltd. (Industrials)	87,190
47,175	Mizuho Financial Group, Inc. (Financials)	662,580
4,889	MonotaRO Co. Ltd. (Industrials)	108,274
9,355	MS&AD Insurance Group Holdings, Inc. (Financials)	302,722
12,510	Murata Manufacturing Co. Ltd. (Information Technology)	1,038,401
2,150	Nabtesco Corp. (Industrials)	85,327
5,032	NEC Corp. (Information Technology)	264,746
9,123	Nexon Co. Ltd. (Communication Services)	166,915
6,066	NGK Insulators Ltd. (Industrials)	100,769
3,817	NGK Spark Plug Co. Ltd. (Consumer Discretionary)	58,787
2,036	NH Foods Ltd. (Consumer Staples)	79,042
2,471	Nichirei Corp. (Consumer Staples)	63,068
10,112	Nidec Corp. (Industrials)	1,161,601
5,924	Nihon M&A Center, Inc. (Industrials)	177,407
6,417	Nikon Corp. (Consumer Discretionary)	67,698
2,353	Nintendo Co. Ltd. (Communication Services)	1,133,021
70	Nippon Building Fund, Inc. REIT (Real Estate)	455,580
1,670	Nippon Express Co. Ltd. (Industrials)	113,857
19,384	Nippon Paint Holdings Co. Ltd. (Materials)	241,550
41	Nippon Prologis REIT, Inc. REIT (Real Estate)	147,975
3,532	Nippon Sanso Holdings Corp. (Materials)	85,840
1,256	Nippon Shinyaku Co. Ltd. (Health Care)	102,094
17,387	Nippon Steel Corp. (Materials)	355,780
45,725	Nippon Telegraph & Telephone Corp. (Communication Services)	1,221,997
2,790	Nippon Television Holdings, Inc. (Communication Services)	29,688
3,231	Nippon Yusen KK (Industrials)	260,868
2,543	Nissan Chemical Corp. (Materials)	142,821
44,438	Nissan Motor Co. Ltd. (Consumer Discretionary)*	234,001
4,868	Nisshin Seifun Group, Inc. (Consumer Staples)	79,937
1,368	Nissin Foods Holdings Co. Ltd. (Consumer Staples)	106,591
1,632	Nitori Holdings Co. Ltd. (Consumer Discretionary)	305,721
2,930	Nitto Denko Corp. (Materials)	222,964
60,375	Nomura Holdings, Inc. (Financials)	293,247
2,035	Nomura Real Estate Holdings, Inc. (Real Estate)	52,144
83	Nomura Real Estate Master Fund, Inc. REIT (Real Estate)	128,210

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
7,691	Nomura Research Institute Ltd. (Information Technology)	$289,480
9,461	NSK Ltd. (Industrials)	66,484
12,606	NTT Data Corp. (Information Technology)	227,312
12,542	Obayashi Corp. (Industrials)	103,432
346	OBIC Business Consultants Co. Ltd. (Information Technology)	16,251
1,278	Obic Co. Ltd. (Information Technology)	243,711
6,847	Odakyu Electric Railway Co. Ltd. (Industrials)	159,801
17,108	Oji Holdings Corp. (Materials)	89,698
24,087	Olympus Corp. (Health Care)	506,800
3,834	Omron Corp. (Information Technology)	362,251
8,028	Ono Pharmaceutical Co. Ltd. (Health Care)	193,210
1,530	Open House Co. Ltd. (Consumer Discretionary)	74,648
671	Oracle Corp. Japan (Information Technology)	55,214
3,992	Oriental Land Co. Ltd. (Consumer Discretionary)	605,377
24,324	ORIX Corp. (Financials)	454,221
55	Orix JREIT, Inc. REIT (Real Estate)	98,175
8,056	Osaka Gas Co. Ltd. (Utilities)	151,279
2,190	Otsuka Corp. (Information Technology)	113,626
8,022	Otsuka Holdings Co. Ltd. (Health Care)	341,808
8,362	Pan Pacific International Holdings Corp. (Consumer Discretionary)	159,613
43,135	Panasonic Corp. (Consumer Discretionary)	515,139
2,190	Park24 Co. Ltd. (Industrials)*	42,321
1,942	PeptiDream, Inc. (Health Care)*	68,587
3,560	Persol Holdings Co. Ltd. (Industrials)	83,345
2,315	Pigeon Corp. (Consumer Staples)	67,115
1,661	Pola Orbis Holdings, Inc. (Consumer Staples)	36,347
17,519	Rakuten Group, Inc. (Consumer Discretionary)	183,705
27,596	Recruit Holdings Co. Ltd. (Industrials)	1,632,751
22,412	Renesas Electronics Corp. (Information Technology)*	242,562
47,690	Resona Holdings, Inc. (Financials)	184,795
13,410	Ricoh Co. Ltd. (Information Technology)	136,712
707	Rinnai Corp. (Consumer Discretionary)	76,132
1,710	Rohm Co. Ltd. (Information Technology)	165,303
4,885	Ryohin Keikaku Co. Ltd. (Consumer Discretionary)	104,850
7,555	Santen Pharmaceutical Co. Ltd. (Health Care)	112,782
4,815	SBI Holdings, Inc. (Financials)	117,022
866	SCREEN Holdings Co. Ltd. (Information Technology)	74,413
960	SCSK Corp. (Information Technology)	60,732
4,215	Secom Co. Ltd. (Industrials)	320,173
3,458	Sega Sammy Holdings, Inc. (Consumer Discretionary)	46,774

Common Stocks – (continued)
Japan – (continued)
4,509	Seibu Holdings, Inc. (Industrials)*	54,423
5,757	Seiko Epson Corp. (Information Technology)	107,426
7,923	Sekisui Chemical Co. Ltd. (Consumer Discretionary)	135,872
11,858	Sekisui House Ltd. (Consumer Discretionary)	236,707
15,032	Seven & i Holdings Co. Ltd. (Consumer Staples)	658,830
12,110	Seven Bank Ltd. (Financials)	27,668
8,565	SG Holdings Co. Ltd. (Industrials)	233,265
5,734	Sharp Corp. (Consumer Discretionary)	75,837
5,637	Shimadzu Corp. (Information Technology)	253,219
473	Shimamura Co. Ltd. (Consumer Discretionary)	41,763
1,618	Shimano, Inc. (Consumer Discretionary)	475,709
11,698	Shimizu Corp. (Industrials)	84,120
8,148	Shin-Etsu Chemical Co. Ltd. (Materials)	1,350,212
4,344	Shinsei Bank Ltd. (Financials)	53,974
5,949	Shionogi & Co. Ltd. (Health Care)	376,456
7,955	Shiseido Co. Ltd. (Consumer Staples)	528,089
10,289	Shizuoka Bank Ltd. (The) (Financials)	80,731
2,869	Showa Denko KK (Materials)	63,904
1,249	SMC Corp. (Industrials)	801,629
55,664	SoftBank Corp. (Communication Services)	746,595
22,914	SoftBank Group Corp. (Communication Services)	1,289,199
1,426	Sohgo Security Services Co. Ltd. (Industrials)	64,706
21,004	Sojitz Corp. (Industrials)	61,754
6,469	Sompo Holdings, Inc. (Financials)	284,292
24,858	Sony Group Corp. (Consumer Discretionary)	2,570,425
1,792	Square Enix Holdings Co. Ltd. (Communication Services)	104,558
2,944	Stanley Electric Co. Ltd. (Consumer Discretionary)	73,640
12,187	Subaru Corp. (Consumer Discretionary)	225,913
721	Sugi Holdings Co. Ltd. (Consumer Staples)	55,785
5,271	SUMCO Corp. (Information Technology)	111,456
32,096	Sumitomo Chemical Co. Ltd. (Materials)	163,022
23,320	Sumitomo Corp. (Industrials)	329,974
3,377	Sumitomo Dainippon Pharma Co. Ltd. (Health Care)	60,618
14,918	Sumitomo Electric Industries Ltd. (Consumer Discretionary)	199,681
2,312	Sumitomo Heavy Industries Ltd. (Industrials)	60,609
4,862	Sumitomo Metal Mining Co. Ltd. (Materials)	186,939
25,876	Sumitomo Mitsui Financial Group, Inc. (Financials)	895,273
5,887	Sumitomo Mitsui Trust Holdings, Inc. (Financials)	192,804

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
6,626	Sumitomo Realty & Development Co. Ltd. (Real Estate)	$214,232
3,579	Sumitomo Rubber Industries Ltd. (Consumer Discretionary)	42,970
1,358	Sundrug Co. Ltd. (Consumer Staples)	45,180
2,514	Suntory Beverage & Food Ltd. (Consumer Staples)	100,803
1,265	Suzuken Co. Ltd. (Health Care)	37,653
8,146	Suzuki Motor Corp. (Consumer Discretionary)	352,652
3,053	Sysmex Corp. (Health Care)	347,930
9,925	T&D Holdings, Inc. (Financials)	120,607
2,343	Taiheiyo Cement Corp. (Materials)	53,787
3,728	Taisei Corp. (Industrials)	116,903
760	Taisho Pharmaceutical Holdings Co. Ltd. (Health Care)	44,413
2,466	Taiyo Yuden Co. Ltd. (Information Technology)	140,068
31,285	Takeda Pharmaceutical Co. Ltd. (Health Care)	1,047,674
2,068	TBS Holdings, Inc. (Communication Services)	30,288
2,530	TDK Corp. (Information Technology)	266,449
3,640	Teijin Ltd. (Materials)	52,450
14,304	Terumo Corp. (Health Care)	598,539
2,415	THK Co. Ltd. (Industrials)	56,121
4,557	TIS, Inc. (Information Technology)	129,003
3,919	Tobu Railway Co. Ltd. (Industrials)	102,416
2,134	Toho Co. Ltd. (Communication Services)	92,462
1,809	Toho Gas Co. Ltd. (Utilities)	84,473
9,510	Tohoku Electric Power Co., Inc. (Utilities)	72,887
12,803	Tokio Marine Holdings, Inc. (Financials)	626,631
724	Tokyo Century Corp. (Financials)	41,452
30,004	Tokyo Electric Power Co. Holdings, Inc. (Utilities)*	78,929
2,986	Tokyo Electron Ltd. (Information Technology)	1,283,985
8,343	Tokyo Gas Co. Ltd. (Utilities)	160,693
11,961	Tokyu Corp. (Industrials)	164,945
12,168	Tokyu Fudosan Holdings Corp. (Real Estate)	70,554
5,535	TOPPAN, Inc. (Industrials)	95,223
30,093	Toray Industries, Inc. (Materials)	203,195
8,478	Toshiba Corp. (Industrials)	368,491
5,647	Tosoh Corp. (Materials)	102,701
3,118	TOTO Ltd. (Industrials)	170,006
1,757	Toyo Suisan Kaisha Ltd. (Consumer Staples)	72,848
1,373	Toyoda Gosei Co. Ltd. (Consumer Discretionary)	29,245
1,466	Toyota Boshoku Corp. (Consumer Discretionary)	27,636
3,102	Toyota Industries Corp. (Consumer Discretionary)	262,312
45,085	Toyota Motor Corp. (Consumer Discretionary)	3,936,422

Common Stocks – (continued)
Japan – (continued)
4,518	Toyota Tsusho Corp. (Industrials)	200,073
2,659	Trend Micro, Inc. (Information Technology)	145,947
758	Tsuruha Holdings, Inc. (Consumer Staples)	95,561
8,009	Unicharm Corp. (Consumer Staples)	357,511
57	United Urban Investment Corp. REIT (Real Estate)	80,732
4,044	USS Co. Ltd. (Consumer Discretionary)	67,032
1,843	Welcia Holdings Co. Ltd. (Consumer Staples)	65,174
3,354	West Japan Railway Co. (Industrials)	183,667
418	Workman Co. Ltd. (Consumer Discretionary)	26,786
2,574	Yakult Honsha Co. Ltd. (Consumer Staples)	148,545
13,819	Yamada Holdings Co. Ltd. (Consumer Discretionary)	59,497
3,334	Yamaha Corp. (Consumer Discretionary)	196,957
5,898	Yamaha Motor Co. Ltd. (Consumer Discretionary)	150,322
6,387	Yamato Holdings Co. Ltd. (Industrials)	162,785
2,559	Yamazaki Baking Co. Ltd. (Consumer Staples)	42,044
5,003	Yaskawa Electric Corp. (Industrials)	245,004
5,170	Yokogawa Electric Corp. (Information Technology)	81,084
2,633	Yokohama Rubber Co. Ltd. (The) (Consumer Discretionary)	44,986
52,595	Z Holdings Corp. (Communication Services)	343,261
2,191	ZOZO, Inc. (Consumer Discretionary)	83,663

		86,151,640

Jordan – 0.0%
2,865	Hikma Pharmaceuticals PLC (Health Care)	100,072

Luxembourg – 0.2%
14,213	ArcelorMittal (Materials)	476,403
2,545	Eurofins Scientific SE (Health Care)	360,750

		837,153

Macau – 0.1%
43,122	Galaxy Entertainment Group Ltd. (Consumer Discretionary)*	276,396
16,549	MGM China Holdings Ltd. (Consumer Discretionary)*	16,576
49,143	Sands China Ltd. (Consumer Discretionary)*	157,652
39,092	SJM Holdings Ltd. (Consumer Discretionary)*	34,029

		484,653

Mexico – 0.0%
3,721	Fresnillo PLC (Materials)	43,734

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Netherlands – 5.1%
8,906	ABN AMRO Bank NV (Financials)*(b)	$124,286
516	Adyen NV (Information Technology)*(b)	1,665,616
3,413	Akzo Nobel NV (Materials)	420,614
8,306	ASML Holding NV (Information Technology)	6,907,491
2,098	EXOR NV (Financials)	174,847
1,741	HAL Trust (Financials)	310,741
2,042	Heineken Holding NV (Consumer Staples)	189,222
4,782	Heineken NV (Consumer Staples)	523,283
78,480	ING Groep NV (Financials)	1,083,907
1,525	JDE Peet’s NV (Consumer Staples)(a)	52,385
21,021	Koninklijke Ahold Delhaize NV (Consumer Staples)	708,942
3,466	Koninklijke DSM NV (Materials)	737,482
65,921	Koninklijke KPN NV (Communication Services)	211,194
18,242	Koninklijke Philips NV (Health Care)	840,678
5,636	NN Group NV (Financials)	292,533
2,350	Randstad NV (Industrials)	172,824
82,433	Royal Dutch Shell PLC, Class A (Energy)	1,624,128
74,503	Royal Dutch Shell PLC, Class B (Energy)	1,467,273
5,305	Wolters Kluwer NV (Industrials)	610,072

		18,117,518

New Zealand – 0.4%
24,355	Auckland International Airport Ltd. (Industrials)*	123,596
9,015	Chorus Ltd. (Communication Services)	44,607
15,641	Contact Energy Ltd. (Utilities)	89,723
11,535	Fisher & Paykel Healthcare Corp. Ltd. (Health Care)	268,736
15,391	Fletcher Building Ltd. (Industrials)	81,139
10,365	Genesis Energy Ltd. (Utilities)	24,731
21,132	Goodman Property Trust REIT (Real Estate)	38,820
13,930	Infratil Ltd. (Utilities)	73,290
1,632	Mainfreight Ltd. (Industrials)	107,976
12,274	Mercury NZ Ltd. (Utilities)	57,450
23,057	Meridian Energy Ltd. (Utilities)	85,200
7,705	Ryman Healthcare Ltd. (Health Care)	83,951
37,332	Spark New Zealand Ltd. (Communication Services)	128,096
2,570	Xero Ltd. (Information Technology)*	285,161

		1,492,476

Norway – 0.8%
449	Aker ASA, Class A (Financials)	32,391
2,178	Aker BP ASA (Energy)	56,793
1,747	Austevoll Seafood ASA (Consumer Staples)	22,416
17,736	DNB Bank ASA (Financials)	374,061
2,074	Entra ASA (Real Estate)(b)	46,910
21,305	Equinor ASA (Energy)	452,123
3,733	Gjensidige Forsikring ASA (Financials)	87,178

Common Stocks – (continued)
Norway – (continued)
1,754	Kongsberg Gruppen ASA (Industrials)	48,840
5,691	Leroy Seafood Group ASA (Consumer Staples)	50,181
9,009	Mowi ASA (Consumer Staples)	241,024
29,213	NEL ASA (Industrials)*	47,937
3,318	Nordic Semiconductor ASA (Information Technology)*	107,864
26,945	Norsk Hydro ASA (Materials)	185,775
14,974	Orkla ASA (Consumer Staples)	133,617
1,131	Salmar ASA (Consumer Staples)	75,717
2,293	Scatec ASA (Utilities)(b)	47,360
1,408	Schibsted ASA, Class A (Communication Services)	75,047
1,854	Schibsted ASA, Class B (Communication Services)	86,169
3,604	SpareBank 1 SR-Bank ASA (Financials)	48,562
9,190	Storebrand ASA (Financials)	81,519
12,894	Telenor ASA (Communication Services)	225,654
2,340	TGS ASA (Energy)	25,939
2,340	TOMRA Systems ASA (Industrials)	143,647

		2,696,724

Poland – 0.3%
7,795	Allegro.eu SA (Consumer Discretionary)*(b)	144,568
3,230	Bank Pekao SA (Financials)*	90,435
4,001	Cyfrowy Polsat SA (Communication Services)	38,204
969	Dino Polska SA (Consumer Staples)*(b)	82,150
4,194	InPost SA (Industrials)*	81,688
2,756	KGHM Polska Miedz SA (Materials)	128,342
262	mBank SA (Financials)*	25,387
16,090	PGE Polska Grupa Energetyczna SA (Utilities)*	42,402
6,260	Polski Koncern Naftowy ORLEN SA (Energy)	121,479
32,816	Polskie Gornictwo Naftowe i Gazownictwo SA (Energy)	53,996
17,814	Powszechna Kasa Oszczednosci Bank Polski SA (Financials)*	195,643
11,478	Powszechny Zaklad Ubezpieczen SA (Financials)*	121,711
673	Santander Bank Polska SA (Financials)*	53,084

		1,179,089

Portugal – 0.2%
55,243	EDP – Energias de Portugal SA (Utilities)	303,364
10,554	Galp Energia SGPS SA (Energy)	108,065
4,934	Jeronimo Martins SGPS SA (Consumer Staples)	104,547

		515,976

Russia – 0.0%
11,621	Evraz PLC (Materials)	94,425

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Saudi Arabia – 0.1%
3,157	Delivery Hero SE (Consumer Discretionary)*(b)	$456,891

Singapore – 1.1%
66,546	Ascendas Real Estate Investment Trust REIT (Real Estate)	150,398
90,341	CapitaLand Integrated Commercial Trust REIT (Real Estate)	138,356
50,578	CapitaLand Ltd. (Real Estate)	150,407
11,624	City Developments Ltd. (Real Estate)	59,109
43,630	ComfortDelGro Corp. Ltd. (Industrials)	52,547
36,122	DBS Group Holdings Ltd. (Financials)	804,830
52,892	Frasers Logistics & Commercial Trust REIT (Real Estate)	58,983
114,679	Genting Singapore Ltd. (Consumer Discretionary)	65,221
1,918	Jardine Cycle & Carriage Ltd. (Consumer Discretionary)	27,706
29,024	Keppel Corp. Ltd. (Industrials)	112,203
26,053	Keppel DC REIT (Real Estate)	48,422
45,073	Mapletree Commercial Trust REIT (Real Estate)	68,023
41,391	Mapletree Industrial Trust REIT (Real Estate)	89,853
59,181	Mapletree Logistics Trust REIT (Real Estate)	89,315
17,657	Olam International Ltd. (Consumer Staples)	21,003
80,544	Oversea-Chinese Banking Corp. Ltd. (Financials)	684,423
13,485	SATS Ltd. (Industrials)*	40,803
26,188	Singapore Airlines Ltd. (Industrials)*	98,514
16,411	Singapore Exchange Ltd. (Financials)	120,786
30,773	Singapore Technologies Engineering Ltd. (Industrials)	86,478
159,911	Singapore Telecommunications Ltd. (Communication Services)	275,811
32,516	Suntec Real Estate Investment Trust REIT (Real Estate)	35,777
31,419	United Overseas Bank Ltd. (Financials)	597,501
10,752	UOL Group Ltd. (Real Estate)	55,954
5,452	Venture Corp. Ltd. (Information Technology)	77,660

		4,010,083

South Africa – 0.3%
23,323	Anglo American PLC (Materials)	985,096
2,345	Thungela Resources Ltd. (Energy)*	9,795

		994,891

Spain – 2.4%
4,585	ACS Actividades de Construccion y Servicios SA (Industrials)(a)	123,727
1,388	Aena SME SA (Industrials)*(b)	221,520
9,037	Amadeus IT Group SA (Information Technology)*	551,735

Common Stocks – (continued)
Spain – (continued)
132,797	Banco Bilbao Vizcaya Argentaria SA (Financials)*	869,549
344,941	Banco Santander SA (Financials)*	1,273,472
87,167	CaixaBank SA (Financials)	270,823
11,462	Cellnex Telecom SA (Communication Services)*(b)	784,758
4,832	EDP Renovaveis SA (Utilities)	128,453
6,391	Endesa SA (Utilities)	153,601
9,441	Ferrovial SA (Industrials)	273,266
5,943	Grifols SA (Health Care)	145,149
122,483	Iberdrola SA (Utilities)	1,517,419
22,290	Industria de Diseno Textil SA (Consumer Discretionary)	760,686
19,360	Mapfre SA (Financials)	41,730
9,507	Naturgy Energy Group SA (Utilities)	244,651
8,660	Red Electrica Corp. SA (Utilities)	172,661
26,392	Repsol SA (Energy)	302,354
4,498	Siemens Gamesa Renewable Energy SA (Industrials)*	133,326
101,777	Telefonica SA (Communication Services)	502,376

		8,471,256

Sweden – 4.0%
3,475	AAK AB (Consumer Staples)	83,027
5,962	Alfa Laval AB (Industrials)	241,554
19,549	Assa Abloy AB, Class B (Industrials)	624,127
12,691	Atlas Copco AB, Class A (Industrials)	870,292
7,492	Atlas Copco AB, Class B (Industrials)	432,939
2,167	Avanza Bank Holding AB (Financials)	83,182
2,114	Axfood AB (Consumer Staples)	55,868
4,427	Beijer Ref AB (Industrials)	101,570
5,398	Boliden AB (Materials)	188,022
4,198	Castellum AB (Real Estate)	122,121
5,046	Electrolux AB, Series B (Consumer Discretionary)	127,688
7,262	Elekta AB, Class B (Health Care)(a)	90,915
6,090	Embracer Group AB (Communication Services)*	138,033
12,479	Epiroc AB, Class A (Industrials)	273,526
7,490	Epiroc AB, Class B (Industrials)	142,150
6,344	EQT AB (Financials)	322,904
12,124	Essity AB, Class B (Consumer Staples)	388,478
3,424	Evolution AB (Consumer Discretionary)(b)	551,096
5,240	Fabege AB (Real Estate)	94,899
1,995	Fastighets AB Balder, Class B (Real Estate)*	142,443
3,934	Getinge AB, Class B (Health Care)	161,210
14,352	H & M Hennes & Mauritz AB, Class B (Consumer Discretionary)*	287,351
39,317	Hexagon AB, Class B (Information Technology)	680,418
1,817	Holmen AB, Class B (Materials)	92,231
8,236	Husqvarna AB, Class B (Consumer Discretionary)	110,355

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
1,818	ICA Gruppen AB (Consumer Staples)	$90,346
2,500	Industrivarden AB, Class A (Financials)	91,913
3,155	Industrivarden AB, Class C (Financials)	109,858
5,098	Indutrade AB (Industrials)	168,189
2,475	Investment AB Latour, Class B (Industrials)	86,037
10,374	Investor AB, Class A (Financials)	248,583
36,588	Investor AB, Class B (Financials)	874,183
4,844	Kinnevik AB, Class B (Financials)*	189,585
1,475	L E Lundbergforetagen AB, Class B (Financials)	94,046
3,948	Lifco AB, Class B (Industrials)	116,722
3,723	Lundin Energy AB (Energy)	113,604
32,244	Nibe Industrier AB, Class B (Industrials)	449,023
1,535	Saab AB, Class B (Industrials)	45,702
1,282	Sagax AB, Class B (Real Estate)	47,756
21,471	Sandvik AB (Industrials)	546,801
6,221	Securitas AB, Class B (Industrials)	103,159
10,111	Sinch AB (Information Technology)*(b)	226,597
29,272	Skandinaviska Enskilda Banken AB, Class A (Financials)	392,726
7,486	Skanska AB, Class B (Industrials)	215,343
8,559	SKF AB, Class B (Industrials)	217,972
4,476	SSAB AB, Class A (Materials)*	24,342
12,038	SSAB AB, Class B (Materials)*	57,175
11,433	Svenska Cellulosa AB SCA, Class B (Materials)	201,498
29,326	Svenska Handelsbanken AB, Class A (Financials)	329,494
701	Svenska Handelsbanken AB, Class B (Financials)	8,569
3,951	Sweco AB, Class B (Industrials)	69,199
21,831	Swedbank AB, Class A (Financials)	421,071
30,869	Swedish Match AB (Consumer Staples)	284,725
3,389	Swedish Orphan Biovitrum AB (Health Care)*	73,734
9,038	Tele2 AB, Class B (Communication Services)	135,330
58,897	Telefonaktiebolaget LM Ericsson, Class B (Information Technology)	697,466
43,750	Telia Co. AB (Communication Services)	187,587
4,886	Trelleborg AB, Class B (Industrials)	118,606
3,775	Volvo AB, Class A (Industrials)	87,354
29,620	Volvo AB, Class B (Industrials)	669,091
2,855	Wallenstam AB, Class B (Real Estate)	48,814

		14,248,599

Switzerland – 8.5%
33,012	ABB Ltd. (Industrials)	1,222,386
10,044	Alcon, Inc. (Health Care)	827,159
9,041	Cie Financiere Richemont SA (Consumer Discretionary)	996,825
49,302	Credit Suisse Group AG (Financials)	522,810
695	Geberit AG (Industrials)	580,551
160	Givaudan SA (Materials)	802,576

Common Stocks – (continued)
Switzerland – (continued)
9,969	Holcim Ltd. (Materials)*	568,072
1,114	Kuehne + Nagel International AG (Industrials)	407,512
1,492	Lonza Group AG (Health Care)	1,262,267
53,227	Nestle SA (Consumer Staples)	6,725,062
47,077	Novartis AG (Health Care)	4,357,468
440	Partners Group Holding AG (Financials)	780,045
14,119	Roche Holding AG (Health Care)	5,668,099
534	Roche Holding AG (Health Care)	239,005
388	Schindler Holding AG (Industrials)	120,968
808	Schindler Holding AG Participation Certificates (Industrials)	260,910
107	SGS SA (Industrials)	336,167
2,692	Sika AG (Materials)	970,066
13,117	STMicroelectronics NV (Information Technology)	583,436
566	Swatch Group AG (The) – Bearer (Consumer Discretionary)	159,534
1,027	Swatch Group AG (The) – Registered (Consumer Discretionary)	56,448
510	Swisscom AG (Communication Services)	299,191
69,819	UBS Group AG (Financials)	1,164,603
3,019	Zurich Insurance Group AG (Financials)	1,324,860

		30,236,020

United Kingdom – 12.1%
19,558	3i Group PLC (Financials)	360,011
43,907	Abrdn PLC (Financials)	160,434
5,247	Admiral Group PLC (Financials)	260,757
6,968	Allfunds Group PLC (Financials)*	125,536
8,995	Ashtead Group PLC (Industrials)	704,386
1,399	ASOS PLC (Consumer Discretionary)*	74,782
7,261	Associated British Foods PLC (Consumer Staples)	197,860
25,338	AstraZeneca PLC (Health Care)	2,968,954
19,262	Auto Trader Group PLC (Communication Services)(b)	166,744
2,238	AVEVA Group PLC (Information Technology)	127,391
78,171	Aviva PLC (Financials)	434,742
64,857	BAE Systems PLC (Industrials)	507,351
341,293	Barclays PLC (Financials)	868,484
20,528	Barratt Developments PLC (Consumer Discretionary)	208,780
2,346	Berkeley Group Holdings PLC (Consumer Discretionary)	155,849
374,440	BP PLC (Energy)	1,530,252
46,117	British American Tobacco PLC (Consumer Staples)	1,732,056
16,953	British Land Co. PLC (The) REIT (Real Estate)	123,704
151,006	BT Group PLC (Communication Services)*	352,882
6,798	Bunzl PLC (Industrials)	246,618
8,131	Burberry Group PLC (Consumer Discretionary)	208,083

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
53,587	CK Hutchison Holdings Ltd. (Industrials)	$391,015
8,256	Clarivate PLC (Industrials)*	207,969
19,836	CNH Industrial NV (Industrials)	327,816
3,018	Coca-Cola Europacific Partners PLC (Consumer Staples)	174,259
35,838	Compass Group PLC (Consumer Discretionary)*	740,077
32,146	ConvaTec Group PLC (Health Care)(b)	99,719
2,799	Croda International PLC (Materials)	352,392
1,924	DCC PLC (Industrials)	163,641
46,959	Diageo PLC (Consumer Staples)	2,258,079
27,097	Direct Line Insurance Group PLC (Financials)	115,233
27,335	DS Smith PLC (Materials)	166,430
6,849	easyJet PLC (Industrials)*	75,030
11,667	Entain PLC (Consumer Discretionary)*	310,376
18,491	Experian PLC (Industrials)	815,362
5,664	Farfetch Ltd., Class A (Consumer Discretionary)*	237,095
101,125	GlaxoSmithKline PLC (Health Care)	2,034,714
7,597	Halma PLC (Information Technology)	313,975
7,082	Hargreaves Lansdown PLC (Financials)	147,028
410,527	HSBC Holdings PLC (Financials)	2,181,983
19,016	Imperial Brands PLC (Consumer Staples)	403,422
30,300	Informa PLC (Communication Services)*	221,429
3,538	InterContinental Hotels Group PLC (Consumer Discretionary)*	225,589
5,833	Intermediate Capital Group PLC (Financials)	176,448
3,251	Intertek Group PLC (Industrials)	235,790
73,184	ITV PLC (Communication Services)*	116,633
38,271	J Sainsbury PLC (Consumer Staples)	160,118
9,946	JD Sports Fashion PLC (Consumer Discretionary)	138,182
3,906	Johnson Matthey PLC (Materials)	157,990
3,890	Just Eat Takeaway.com NV (Consumer Discretionary)*(b)	352,294
42,623	Kingfisher PLC (Consumer Discretionary)	205,486
14,960	Land Securities Group PLC REIT (Real Estate)	145,974
119,990	Legal & General Group PLC (Financials)	446,198
3,105	Liberty Global PLC, Class A (Communication Services)*	89,238
6,881	Liberty Global PLC, Class C (Communication Services)*	199,411
1,425,502	Lloyds Banking Group PLC (Financials)	858,799
9,674	London Stock Exchange Group PLC (Financials)	1,059,250

Common Stocks – (continued)
United Kingdom – (continued)
52,496	M&G PLC (Financials)	148,830
86,729	Melrose Industries PLC (Industrials)	200,216
71,447	National Grid PLC (Utilities)	925,570
105,414	Natwest Group PLC (Financials)	309,157
2,456	Next PLC (Consumer Discretionary)	267,364
10,209	Ocado Group PLC (Consumer Staples)*	282,829
15,190	Pearson PLC (Communication Services)	160,469
6,363	Persimmon PLC (Consumer Discretionary)	257,458
14,062	Phoenix Group Holdings PLC (Financials)	120,646
52,508	Prudential PLC (Financials)	1,094,802
14,326	Reckitt Benckiser Group PLC (Consumer Staples)	1,092,078
38,839	RELX PLC (Industrials)	1,166,327
37,331	Rentokil Initial PLC (Industrials)	298,191
17,168	Rightmove PLC (Communication Services)	165,723
166,661	Rolls-Royce Holdings PLC (Industrials)*	263,451
21,309	Sage Group PLC (The) (Information Technology)	217,661
979	Schroders PLC (Financials)	35,031
2,724	Schroders PLC (Financials)	141,709
24,076	Segro PLC REIT (Real Estate)	425,448
5,012	Severn Trent PLC (Utilities)	190,516
17,660	Smith & Nephew PLC (Health Care)	339,049
7,996	Smiths Group PLC (Industrials)	158,740
1,477	Spirax-Sarco Engineering PLC (Industrials)	327,471
20,958	SSE PLC (Utilities)	470,869
10,818	St James’s Place PLC (Financials)	239,701
62,648	Standard Chartered PLC (Financials)	392,125
71,613	Taylor Wimpey PLC (Consumer Discretionary)	180,261
155,410	Tesco PLC (Consumer Staples)	545,723
15,649	THG PLC (Consumer Discretionary)*	132,560
51,514	Unilever PLC (Consumer Staples)	2,868,459
13,765	United Utilities Group PLC (Utilities)	200,334
559,917	Vodafone Group PLC (Communication Services)	939,807
5,234	Weir Group PLC (The) (Industrials)*	126,166
4,077	Whitbread PLC (Consumer Discretionary)*	180,000
48,549	Wm Morrison Supermarkets PLC (Consumer Staples)	193,765
24,084	WPP PLC (Communication Services)	326,020

		43,204,626

United States – 1.3%
13,032	Avast PLC (Information Technology)(b)	107,217
3,155	Carnival PLC (Consumer Discretionary)*	68,179
799	CyberArk Software Ltd. (Information Technology)*	134,184
4,470	Ferguson PLC (Industrials)	646,251

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
8,442	James Hardie Industries PLC CDI (Materials)	$327,248
13,048	JS Global Lifestyle Co. Ltd. (Consumer Discretionary)(b)	32,749
10,770	Schneider Electric SE (Industrials)	1,923,543
41,731	Stellantis NV (Consumer Discretionary)	834,093
5,790	Swiss Re AG (Financials)	532,575
9,409	Tenaris SA (Energy)	94,808

		4,700,847

TOTAL COMMON STOCKS
(Cost $281,297,026)		$352,777,674

Shares	Description	Rate	Value

Preferred Stocks – 0.6%
Germany – 0.6%
1,150	Bayerische Motoren Werke AG (Consumer Discretionary)	2.77%	$96,248
3,508	Henkel AG & Co. KGaA (Consumer Staples)	2.25	342,628
3,078	Porsche Automobil Holding SE (Consumer Discretionary)	2.55	311,602
685	Sartorius AG (Health Care)	0.12	451,203
3,680	Volkswagen AG (Consumer Discretionary)	2.42	874,458

			2,076,139

Spain – 0.0%
5,278	Grifols SA, Class B (Health Care)	4.34	76,385

TOTAL PREFERRED STOCKS
(Cost $1,547,738)			$2,152,524

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $282,844,764)			$354,930,198

Shares	Dividend Rate		Value

Securities Lending Reinvestment Vehicle – 0.3%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
1,129,562	0.026%		$1,129,562
(Cost $1,129,562)

TOTAL INVESTMENTS – 99.7%
(Cost $283,974,326)			$356,059,760

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%			1,132,250

NET ASSETS – 100.0%			$357,192,010

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SDR	—Swedish Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index	17	09/17/21	$1,984,295	$14,480

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments

August 31, 2021

Shares	Description	Value

Common Stocks – 99.5%
Communication Services – 11.7%
8,329	Activision Blizzard, Inc.	$686,060
3,217	Alphabet, Inc., Class A*	9,309,837
3,002	Alphabet, Inc., Class C*	8,733,538
2,352	Altice USA, Inc., Class A*	64,539
77,255	AT&T, Inc.	2,118,332
1,332	Charter Communications, Inc., Class A*	1,087,791
49,352	Comcast Corp., Class A	2,994,679
1,755	Discovery, Inc., Class A*(a)	50,614
3,412	Discovery, Inc., Class C*	94,137
2,722	DISH Network Corp., Class A*	118,652
3,080	Electronic Arts, Inc.	447,247
25,822	Facebook, Inc., Class A*	9,796,350
3,505	Fox Corp., Class A	131,227
1,636	Fox Corp., Class B	56,655
838	IAC/InterActiveCorp*	110,658
261	Liberty Broadband Corp., Class A*	48,486
1,640	Liberty Broadband Corp., Class C*	313,765
865	Liberty Media Corp.-Liberty SiriusXM, Class A*	42,818
1,748	Liberty Media Corp.-Liberty SiriusXM, Class C*	86,264
11,866	Lumen Technologies, Inc.	145,952
2,749	Match Group, Inc.*	377,823
4,731	Netflix, Inc.*	2,692,838
2,309	Omnicom Group, Inc.	169,065
5,884	Pinterest, Inc., Class A*	326,974
1,245	Roku, Inc.*	438,738
714	Sea Ltd. ADR (Taiwan)*	241,560
9,443	Sirius XM Holdings, Inc.	59,208
12,202	Snap, Inc., Class A*	928,694
1,251	Spotify Technology SA*	293,159
1,240	Take-Two Interactive Software, Inc.*	199,913
6,347	T-Mobile US, Inc.*	869,666
8,418	Twitter, Inc.*	542,961
43,125	Verizon Communications, Inc.	2,371,875
100	ViacomCBS, Inc., Class A	4,598
6,181	ViacomCBS, Inc., Class B	256,202
1,493	Vimeo, Inc.*	56,913
19,670	Walt Disney Co. (The)*	3,566,171
472	Zillow Group, Inc., Class A*	45,123
1,770	Zillow Group, Inc., Class C*	169,513

		50,048,595

Consumer Discretionary – 12.1%
705	Advance Auto Parts, Inc.	143,009
1,501	Airbnb, Inc., Class A*	232,640
4,686	Amazon.com, Inc.*	16,264,122
2,909	Aptiv PLC*	442,721
233	AutoZone, Inc.*	360,952
2,434	Best Buy Co., Inc.	283,585
443	Booking Holdings, Inc.*	1,018,754
716	Burlington Stores, Inc.*	214,435
1,759	CarMax, Inc.*	220,244
9,174	Carnival Corp.*	221,460
865	Carvana Co.*	283,772
876	Chewy, Inc., Class A*	77,193

Common Stocks – (continued)
Consumer Discretionary – (continued)
300	Chipotle Mexican Grill, Inc.*	570,999
5,877	Coupang, Inc. (South Korea)*(a)	176,075
1,412	Darden Restaurants, Inc.	212,718
2,553	Dollar General Corp.	569,089
2,480	Dollar Tree, Inc.*	224,539
418	Domino’s Pizza, Inc.	216,060
1,399	DoorDash, Inc., Class A*	267,769
3,587	D.R. Horton, Inc.	342,989
3,019	DraftKings, Inc., Class A*	178,997
7,103	eBay, Inc.	545,084
1,368	Etsy, Inc.*	295,844
1,523	Expedia Group, Inc.*	220,074
42,399	Ford Motor Co.*	552,459
1,644	Garmin Ltd.	286,763
14,223	General Motors Co.*	697,069
1,552	Genuine Parts Co.	189,639
1,393	Hasbro, Inc.	136,946
2,964	Hilton Worldwide Holdings, Inc.*	370,085
11,512	Home Depot, Inc. (The)	3,754,984
2,927	Lennar Corp., Class A	314,096
170	Lennar Corp., Class B	14,878
2,806	LKQ Corp.*	147,848
7,631	Lowe’s Cos., Inc.	1,555,885
1,298	Lululemon Athletica, Inc.*	519,421
2,858	Marriott International, Inc., Class A*	386,230
8,081	McDonald’s Corp.	1,918,914
516	MercadoLibre, Inc. (Argentina)*	963,604
4,424	MGM Resorts International	188,551
617	Mohawk Industries, Inc.*	122,018
4,108	Newell Brands, Inc.	104,384
13,632	NIKE, Inc., Class B	2,245,736
37	NVR, Inc.*	191,658
745	O’Reilly Automotive, Inc.*	442,590
2,839	Peloton Interactive, Inc., Class A*	284,439
2,755	PulteGroup, Inc.	148,384
3,797	Ross Stores, Inc.	449,565
2,339	Royal Caribbean Cruises Ltd.*	193,506
12,740	Starbucks Corp.	1,496,823
5,342	Target Corp.	1,319,367
8,384	Tesla, Inc.*	6,168,277
12,106	TJX Cos., Inc. (The)	880,348
1,241	Tractor Supply Co.	241,064
582	Ulta Beauty, Inc.*	225,414
431	Vail Resorts, Inc.*	131,390
3,811	VF Corp.	291,427
803	Wayfair, Inc., Class A*	225,442
676	Whirlpool Corp.	149,754
1,137	Wynn Resorts Ltd.*	115,622
4,354	Yum China Holdings, Inc. (China)	268,032
3,222	Yum! Brands, Inc.	422,179

		51,697,915

Consumer Staples – 5.6%
20,023	Altria Group, Inc.	1,005,755
6,019	Archer-Daniels-Midland Co.	361,140
409	Brown-Forman Corp., Class A	27,076

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Consumer Staples – (continued)
3,272	Brown-Forman Corp., Class B	$229,760
2,192	Campbell Soup Co.	91,472
2,651	Church & Dwight Co., Inc.	221,783
1,343	Clorox Co. (The)	225,691
41,856	Coca-Cola Co. (The)	2,356,911
9,137	Colgate-Palmolive Co.	712,229
5,092	Conagra Brands, Inc.	168,647
1,694	Constellation Brands, Inc., Class A	357,671
4,777	Costco Wholesale Corp.	2,175,876
2,334	Estee Lauder Cos., Inc. (The), Class A	794,704
6,558	General Mills, Inc.	379,118
1,580	Hershey Co. (The)	280,766
3,029	Hormel Foods Corp.	137,941
1,134	J M Smucker Co. (The)	140,242
2,766	Kellogg Co.	174,645
7,862	Keurig Dr Pepper, Inc.	280,438
3,643	Kimberly-Clark Corp.	502,042
7,145	Kraft Heinz Co. (The)	257,149
7,472	Kroger Co. (The)	343,936
2,671	McCormick & Co., Inc.	230,481
2,006	Molson Coors Beverage Co., Class B	95,345
15,074	Mondelez International, Inc., Class A	935,643
4,021	Monster Beverage Corp.*	392,329
14,941	PepsiCo, Inc.	2,336,623
16,844	Philip Morris International, Inc.	1,734,932
26,291	Procter & Gamble Co. (The)	3,743,575
5,199	Sysco Corp.	414,100
3,147	Tyson Foods, Inc., Class A	247,102
7,739	Walgreens Boots Alliance, Inc.	392,754
15,751	Walmart, Inc.	2,332,723

		24,080,599

Energy – 2.2%
7,787	Baker Hughes Co.	177,388
2,539	Cheniere Energy, Inc.*	222,061
20,677	Chevron Corp.	2,000,913
14,597	ConocoPhillips	810,571
1,050	DT Midstream, Inc.*	48,793
6,303	EOG Resources, Inc.	425,579
45,729	Exxon Mobil Corp.	2,493,145
8,934	Halliburton Co.	178,501
2,982	Hess Corp.	205,012
21,465	Kinder Morgan, Inc.	349,236
7,025	Marathon Petroleum Corp.	416,372
9,451	Occidental Petroleum Corp.	242,796
4,794	ONEOK, Inc.	251,781
4,729	Phillips 66	336,185
2,361	Pioneer Natural Resources Co.	353,371
15,117	Schlumberger NV	423,881
4,475	Valero Energy Corp.	296,737
13,126	Williams Cos., Inc. (The)	324,081

		9,556,403

Financials – 10.6%
6,738	Aflac, Inc.	381,910
146	Alleghany Corp.*	98,797
3,164	Allstate Corp. (The)	428,026

Common Stocks – (continued)
Financials – (continued)
3,970	Ally Financial, Inc.	210,013
6,540	American Express Co.	1,085,378
9,287	American International Group, Inc.	506,699
1,251	Ameriprise Financial, Inc.	341,410
15,093	Annaly Capital Management, Inc. REIT	131,158
2,339	Aon PLC, Class A	670,966
2,282	Apollo Global Management, Inc.	136,418
4,231	Arch Capital Group Ltd.*	173,894
2,212	Arthur J Gallagher & Co.	317,687
81,548	Bank of America Corp.	3,404,629
8,680	Bank of New York Mellon Corp. (The)	479,310
13,944	Berkshire Hathaway, Inc., Class B*	3,984,777
1,527	BlackRock, Inc.	1,440,404
7,341	Blackstone, Inc.	922,984
4,837	Capital One Financial Corp.	802,797
1,149	Cboe Global Markets, Inc.	144,946
16,349	Charles Schwab Corp. (The)	1,191,025
4,196	Chubb Ltd.	771,728
1,674	Cincinnati Financial Corp.	206,572
22,325	Citigroup, Inc.	1,605,391
4,590	Citizens Financial Group, Inc.	200,996
3,811	CME Group, Inc.	768,755
3,251	Discover Financial Services	416,843
427	Everest Re Group Ltd.	113,112
2,985	Fidelity National Financial, Inc.	145,758
7,571	Fifth Third Bancorp	294,209
1,893	First Republic Bank	376,593
3,175	Franklin Resources, Inc.	102,997
1,021	Globe Life, Inc.	98,087
3,664	Goldman Sachs Group, Inc. (The)(b)	1,515,100
3,855	Hartford Financial Services Group, Inc. (The)	259,133
15,751	Huntington Bancshares, Inc.	244,613
873	Interactive Brokers Group, Inc., Class A	56,431
6,033	Intercontinental Exchange, Inc.	721,124
32,491	JPMorgan Chase & Co.	5,196,935
10,458	KeyCorp	212,507
6,047	KKR & Co., Inc.	388,762
2,403	Loews Corp.	134,256
1,385	M&T Bank Corp.	193,914
145	Markel Corp.*	184,186
5,449	Marsh & McLennan Cos., Inc.	856,583
7,322	MetLife, Inc.	453,964
1,753	Moody’s Corp.	667,490
15,955	Morgan Stanley	1,666,181
864	MSCI, Inc.	548,277
1,235	Nasdaq, Inc.	241,788
2,119	Northern Trust Corp.	251,144
4,574	PNC Financial Services Group, Inc. (The)	874,091
2,930	Principal Financial Group, Inc.	195,753
6,322	Progressive Corp. (The)	609,061
4,263	Prudential Financial, Inc.	451,366
1,332	Raymond James Financial, Inc.	186,347
10,384	Regions Financial Corp.	212,145
1,456	Rocket Cos., Inc., Class A	25,262
2,605	S&P Global, Inc.	1,156,151

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Financials – (continued)
1,392	SEI Investments Co.	$87,432
3,549	State Street Corp.	329,738
605	SVB Financial Group*	338,497
6,274	Synchrony Financial	312,132
2,418	T. Rowe Price Group, Inc.	541,318
2,712	Travelers Cos., Inc. (The)	433,134
14,490	Truist Financial Corp.	826,799
14,434	US Bancorp	828,367
1,460	W R Berkley Corp.	109,953
44,699	Wells Fargo & Co.	2,042,744
1,384	Willis Towers Watson PLC	305,476

		45,612,423

Health Care – 12.9%
847	10X Genomics, Inc., Class A*	149,004
19,104	Abbott Laboratories	2,414,173
18,839	AbbVie, Inc.	2,275,374
479	ABIOMED, Inc.*	174,337
3,274	Agilent Technologies, Inc.	574,489
799	Align Technology, Inc.*	566,491
1,626	AmerisourceBergen Corp.	198,713
6,212	Amgen, Inc.	1,400,992
2,644	Anthem, Inc.	991,844
5,437	Baxter International, Inc.	414,408
3,140	Becton Dickinson and Co.	790,338
1,614	Biogen, Inc.*	547,001
1,964	BioMarin Pharmaceutical, Inc.*	165,388
15,350	Boston Scientific Corp.*	693,053
23,836	Bristol-Myers Squibb Co.	1,593,675
3,131	Cardinal Health, Inc.	164,346
6,168	Centene Corp.*	388,461
3,259	Cerner Corp.	248,825
3,704	Cigna Corp.	783,952
530	Cooper Cos., Inc. (The)	238,876
14,214	CVS Health Corp.	1,227,947
6,855	Danaher Corp.	2,222,117
720	DaVita, Inc.*	94,154
2,353	DENTSPLY SIRONA, Inc.	145,180
1,039	Dexcom, Inc.*	550,067
6,678	Edwards Lifesciences Corp.*	782,528
4,807	Elanco Animal Health, Inc.*	160,458
9,189	Eli Lilly & Co.	2,373,427
1,845	Exact Sciences Corp.*	192,581
13,580	Gilead Sciences, Inc.	988,352
2,874	HCA Healthcare, Inc.	727,065
1,503	Henry Schein, Inc.*	113,612
2,744	Hologic, Inc.*	217,188
1,378	Humana, Inc.	558,669
915	IDEXX Laboratories, Inc.*	616,490
1,577	Illumina, Inc.*	720,941
2,010	Incyte Corp.*	153,745
1,271	Intuitive Surgical, Inc.*	1,339,075
2,029	IQVIA Holdings, Inc.*	526,992
641	Jazz Pharmaceuticals PLC*	84,426
28,508	Johnson & Johnson	4,935,590
1,053	Laboratory Corp. of America Holdings*	319,459

Common Stocks – (continued)
Health Care – (continued)
1,674	McKesson Corp.	341,730
14,540	Medtronic PLC	1,940,799
27,219	Merck & Co., Inc.	2,076,538
249	Mettler-Toledo International, Inc.*	386,655
3,707	Moderna, Inc.*	1,396,390
2,746	Organon & Co.	93,062
60,619	Pfizer, Inc.	2,792,717
1,406	Quest Diagnostics, Inc.	214,879
1,102	Regeneron Pharmaceuticals, Inc.*	742,087
1,563	ResMed, Inc.	454,098
3,408	Royalty Pharma PLC, Class A	131,719
1,435	Seagen, Inc.*	240,506
3,558	Stryker Corp.	985,922
1,502	Teladoc Health, Inc.*	216,919
504	Teleflex, Inc.	199,312
4,250	Thermo Fisher Scientific, Inc.	2,358,538
10,169	UnitedHealth Group, Inc.	4,233,050
813	Universal Health Services, Inc., Class B	126,633
1,485	Veeva Systems, Inc., Class A*	492,990
13,057	Viatris, Inc.	191,024
665	Waters Corp.*	275,323
794	West Pharmaceutical Services, Inc.	358,586
2,256	Zimmer Biomet Holdings, Inc.	339,415
5,136	Zoetis, Inc.	1,050,620

		55,463,315

Industrials – 7.9%
6,270	3M Co.	1,221,020
1,445	A O Smith Corp.	105,080
2,489	AMETEK, Inc.	338,429
6,328	Boeing Co. (The)*	1,388,996
9,407	Carrier Global Corp.	541,843
5,923	Caterpillar, Inc.	1,248,983
1,408	C.H. Robinson Worldwide, Inc.	126,804
961	Cintas Corp.	380,335
2,282	Copart, Inc.*	329,338
4,232	CoStar Group, Inc.*	358,620
24,554	CSX Corp.	798,742
1,577	Cummins, Inc.	372,140
3,052	Deere & Co.	1,153,748
6,903	Delta Air Lines, Inc.*	279,157
1,550	Dover Corp.	270,258
4,307	Eaton Corp. PLC	725,127
6,447	Emerson Electric Co.	680,159
1,312	Equifax, Inc.	357,205
1,819	Expeditors International of Washington, Inc.	226,720
6,201	Fastenal Co.	346,326
2,655	FedEx Corp.	705,407
3,563	Fortive Corp.	263,199
1,492	Fortune Brands Home & Security, Inc.	145,276
671	Generac Holdings, Inc.*	293,214
2,673	General Dynamics Corp.	535,429
11,719	General Electric Co.	1,235,300
7,514	Honeywell International, Inc.	1,742,572
3,796	IHS Markit Ltd.	457,798

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Industrials – (continued)
3,092	Illinois Tool Works, Inc.	$720,003
4,200	Ingersoll Rand, Inc.*	222,684
910	J.B. Hunt Transport Services, Inc.	161,434
7,741	Johnson Controls International PLC	579,027
982	Kansas City Southern	275,618
2,211	L3Harris Technologies, Inc.	515,185
1,517	Leidos Holdings, Inc.	148,833
2,560	Lockheed Martin Corp.	921,088
2,851	Lyft, Inc., Class A*	135,736
2,734	Masco Corp.	166,008
2,707	Norfolk Southern Corp.	686,333
1,565	Northrop Grumman Corp.	575,451
1,127	Old Dominion Freight Line, Inc.	325,387
4,648	Otis Worldwide Corp.	428,639
3,691	PACCAR, Inc.	302,182
1,390	Parker-Hannifin Corp.	412,371
16,394	Raytheon Technologies Corp.	1,389,555
2,272	Republic Services, Inc.	282,023
1,255	Rockwell Automation, Inc.	408,440
2,578	Rollins, Inc.	100,336
1,134	Roper Technologies, Inc.	548,040
577	Snap-on, Inc.	129,796
6,380	Southwest Airlines Co.*	317,596
1,744	Stanley Black & Decker, Inc.	337,063
2,433	Textron, Inc.	176,806
2,578	Trane Technologies PLC	511,733
577	TransDigm Group, Inc.*	350,510
2,048	TransUnion	248,893
13,860	Uber Technologies, Inc.*	542,480
7,184	Union Pacific Corp.	1,557,779
3,496	United Airlines Holdings, Inc.*	162,599
7,833	United Parcel Service, Inc., Class B	1,532,370
780	United Rentals, Inc.*	275,067
1,739	Verisk Analytics, Inc.	350,861
4,566	Waste Management, Inc.	708,232
1,922	Westinghouse Air Brake Technologies Corp.	172,576
471	W.W. Grainger, Inc.	204,273
1,940	Xylem, Inc.	264,441

		33,774,673

Information Technology – 29.2%
6,862	Accenture PLC, Class A	2,309,475
5,146	Adobe, Inc.*	3,415,400
13,095	Advanced Micro Devices, Inc.*	1,449,878
1,732	Akamai Technologies, Inc.*	196,149
1,383	Amdocs Ltd.	106,533
6,438	Amphenol Corp., Class A	493,344
5,802	Analog Devices, Inc.	945,436
933	ANSYS, Inc.*	340,881
180,613	Apple, Inc.	27,422,472
9,842	Applied Materials, Inc.	1,329,949
328	AppLovin Corp., Class A*(a)	23,091
605	Arista Networks, Inc.*	223,566
1,307	Atlassian Corp. PLC, Class A*	479,747
2,380	Autodesk, Inc.*	738,014

Common Stocks – (continued)
Information Technology – (continued)
4,603	Automatic Data Processing, Inc.	962,211
4,273	Broadcom, Inc.	2,124,578
1,248	Broadridge Financial Solutions, Inc.	214,931
2,972	Cadence Design Systems, Inc.*	485,863
1,502	CDW Corp.	301,316
42,072	Cisco Systems, Inc.	2,483,089
2,431	Cloudflare, Inc., Class A*	293,519
5,698	Cognizant Technology Solutions Corp., Class A	434,814
8,331	Corning, Inc.	333,157
2,108	Crowdstrike Holdings, Inc., Class A*	592,348
2,381	Datadog, Inc., Class A*	328,102
2,916	Dell Technologies, Inc., Class C*	284,193
2,046	DocuSign, Inc.*	606,107
3,245	Dropbox, Inc., Class A*	102,899
1,335	Enphase Energy, Inc.*	231,930
590	EPAM Systems, Inc.*	373,358
643	F5 Networks, Inc.*	130,896
6,699	Fidelity National Information Services, Inc.	855,931
6,499	Fiserv, Inc.*	765,517
882	FleetCor Technologies, Inc.*	232,213
1,505	Fortinet, Inc.*	474,286
906	Gartner, Inc.*	279,718
3,175	Global Payments, Inc.	516,382
14,111	Hewlett Packard Enterprise Co.	218,156
12,981	HP, Inc.	386,055
479	HubSpot, Inc.*	327,861
43,725	Intel Corp.	2,363,774
9,667	International Business Machines Corp.	1,356,667
2,877	Intuit, Inc.	1,628,698
1,982	Keysight Technologies, Inc.*	355,531
1,652	KLA Corp.	561,614
1,540	Lam Research Corp.	931,423
8,843	Marvell Technology, Inc.	541,103
9,411	Mastercard, Inc., Class A	3,258,371
2,903	Microchip Technology, Inc.	456,816
12,174	Micron Technology, Inc.*	897,224
80,420	Microsoft Corp.	24,277,190
1,829	Motorola Solutions, Inc.	446,678
2,409	NetApp, Inc.	214,232
6,030	NortonLifeLock, Inc.	160,157
25,871	NVIDIA Corp.	5,791,223
1,541	Okta, Inc.*	406,208
17,840	Oracle Corp.	1,590,079
17,094	Palantir Technologies, Inc., Class A*	450,256
1,029	Palo Alto Networks, Inc.*	474,410
3,480	Paychex, Inc.	398,356
548	Paycom Software, Inc.*	267,917
12,715	PayPal Holdings, Inc.*	3,670,312
1,199	Qorvo, Inc.*	225,448
12,206	QUALCOMM, Inc.	1,790,498
859	RingCentral, Inc., Class A*	216,691
10,093	salesforce.com, Inc.*	2,677,370
2,280	Seagate Technology Holdings PLC	199,705
2,132	ServiceNow, Inc.*	1,372,240

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Shares	Description	Value

Common Stocks – (continued)
Information Technology – (continued)
1,782	Skyworks Solutions, Inc.	$326,926
2,814	Snowflake, Inc., Class A*	856,441
1,763	Splunk, Inc.*	269,510
4,218	Square, Inc., Class A*	1,130,719
2,392	SS&C Technologies Holdings, Inc.	180,979
1,643	Synopsys, Inc.*	545,870
3,569	TE Connectivity Ltd.	536,135
1,795	Teradyne, Inc.	217,985
9,990	Texas Instruments, Inc.	1,907,191
4,628	Trade Desk, Inc. (The), Class A*	370,471
2,703	Trimble, Inc.*	254,677
1,730	Twilio, Inc., Class A*	617,541
2,466	UiPath, Inc., Class A*(a)	155,851
1,630	Unity Software, Inc.*	206,603
1,065	VeriSign, Inc.*	230,317
18,207	Visa, Inc., Class A	4,171,224
856	VMware, Inc., Class A*(a)	127,433
3,231	Western Digital Corp.*	204,199
4,396	Western Union Co. (The)	95,129
2,021	Workday, Inc., Class A*	552,056
2,659	Xilinx, Inc.	413,714
576	Zebra Technologies Corp., Class A*	338,210
2,163	Zoom Video Communications, Inc., Class A*	626,189
906	Zscaler, Inc.*	252,176

		125,381,102

Materials – 2.4%
2,390	Air Products and Chemicals, Inc.	644,129
1,259	Albemarle Corp.	298,056
16,667	Amcor PLC	214,171
3,531	Ball Corp.	338,835
1,209	Celanese Corp.	191,747
7,938	Corteva, Inc.	349,034
8,060	Dow, Inc.	506,974
5,748	DuPont de Nemours, Inc.	425,467
1,471	Eastman Chemical Co.	166,458
2,747	Ecolab, Inc.	619,064
1,385	FMC Corp.	129,678
15,786	Freeport-McMoRan, Inc.	574,453
2,693	International Flavors & Fragrances, Inc.	407,989
4,228	International Paper Co.	254,060
5,596	Linde PLC (United Kingdom)	1,760,446
2,848	LyondellBasell Industries NV, Class A	285,797
671	Martin Marietta Materials, Inc.	255,819
8,666	Newmont Corp.	502,541
3,220	Nucor Corp.	378,543
1,013	Packaging Corp. of America	153,672
2,564	PPG Industries, Inc.	409,086
2,597	Sherwin-Williams Co. (The)	788,631
920	Southern Copper Corp. (Peru)	57,583
1,435	Vulcan Materials Co.	266,810
2,836	Westrock Co.	147,585

		10,126,628

Common Stocks – (continued)
Real Estate – 2.5%
1,667	Alexandria Real Estate Equities, Inc. REIT	344,019
4,908	American Tower Corp. REIT	1,433,970
1,507	AvalonBay Communities, Inc. REIT	345,977
1,540	Boston Properties, Inc. REIT	174,005
3,485	CBRE Group, Inc., Class A*	335,605
4,659	Crown Castle International Corp. REIT	907,061
3,045	Digital Realty Trust, Inc. REIT	499,106
4,055	Duke Realty Corp. REIT	212,928
966	Equinix, Inc. REIT	814,773
3,919	Equity Residential REIT	329,470
701	Essex Property Trust, Inc. REIT	231,849
1,417	Extra Space Storage, Inc. REIT	264,851
5,822	Healthpeak Properties, Inc. REIT	209,592
7,556	Host Hotels & Resorts, Inc. REIT*	125,127
6,128	Invitation Homes, Inc. REIT	252,351
3,096	Iron Mountain, Inc. REIT	147,834
1,232	Mid-America Apartment Communities, Inc. REIT	237,000
7,982	Prologis, Inc. REIT	1,074,856
1,610	Public Storage REIT	521,012
4,198	Realty Income Corp. REIT	303,180
1,173	SBA Communications Corp. REIT	421,072
3,540	Simon Property Group, Inc. REIT	475,953
3,190	UDR, Inc. REIT	172,324
4,043	Ventas, Inc. REIT	226,165
4,514	Welltower, Inc. REIT	395,110
8,095	Weyerhaeuser Co. REIT	291,420
1,990	W.P. Carey, Inc. REIT	155,459

		10,902,069

Utilities – 2.4%
2,706	Alliant Energy Corp.	164,498
2,748	Ameren Corp.	241,055
5,409	American Electric Power Co., Inc.	484,484
1,960	American Water Works Co., Inc.	357,210
1,405	Atmos Energy Corp.	137,001
769	Avangrid, Inc.	42,026
6,261	CenterPoint Energy, Inc.	157,088
3,119	CMS Energy Corp.	200,021
3,817	Consolidated Edison, Inc.	287,993
8,711	Dominion Energy, Inc.	678,064
2,084	DTE Energy Co.	250,789
8,323	Duke Energy Corp.	871,085
4,108	Edison International	237,607
2,166	Entergy Corp.	239,581
2,427	Evergy, Inc.	166,128
3,709	Eversource Energy	336,518
10,456	Exelon Corp.	512,553
5,880	FirstEnergy Corp.	228,556
21,200	NextEra Energy, Inc.	1,780,588
4,227	NiSource, Inc.	104,196
16,280	PG&E Corp.*	149,288
1,217	Pinnacle West Capital Corp.	93,587
8,096	PPL Corp.	237,618
5,463	Public Service Enterprise Group, Inc.	349,304

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Schedule of Investments (continued)

August 31, 2021

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)
3,411	Sempra Energy	$451,480
11,454	Southern Co. (The)	752,871
3,410	WEC Energy Group, Inc.	322,177
5,814	Xcel Energy, Inc.	399,712

		10,233,078

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $314,316,091)		$426,876,800

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.1%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
530,905	0.026%	$530,905
(Cost $530,905)

TOTAL INVESTMENTS – 99.6%
(Cost $314,846,996)		$427,407,705

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		1,453,316

NET ASSETS – 100.0%		$428,861,021

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At August 31, 2021, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P500 E-MINI Future Index	6	09/17/21	$1,319,599	$36,551

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Assets and Liabilities

August 31, 2021

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Assets:

Investments in unaffiliated issuers, at value (cost $22,277,682, $282,844,764 and $313,434,404, respectively)(a)	$33,237,960	$354,930,198	$425,361,700

Investments in affiliated issuers, at value (cost $–, $– and $881,687, respectively)	—	—	1,515,100

Investments in securities lending reinvestment vehicle, at value which equals cost	568,867	1,129,562	530,905

Cash	2,918,546	1,097,506	1,428,529

Foreign currency, at value (cost $3,470, $17,425 and $–, respectively)	3,478	17,429	—

Variation margin on futures contracts	43,700	—	—

Receivables:

Collateral on futures contracts	184,639	113,303	75,900

Dividends	40,236	880,722	512,657

Reimbursement from investment adviser	2,695	15,071	7,139

Securities lending income	418	1,780	1,968

Foreign tax reclaims	—	217,155	—

Total assets	37,000,539	358,402,726	429,433,898

Liabilities:

Variation margin on futures contracts	—	1,870	1,410

Payables:

Upon return of securities loaned	568,867	1,129,562	530,905

Foreign capital gains tax	225,240	—	—

Management fees	13,474	75,357	32,125

Investments purchased	17	44	—

Accrued expenses	1,485	3,883	8,437

Total liabilities	809,083	1,210,716	572,877

Net Assets:

Paid-in capital	23,973,485	284,093,673	315,849,943

Total distributable earnings	12,217,971	73,098,337	113,011,078

NET ASSETS	$36,191,456	$357,192,010	$428,861,021
SHARES ISSUED AND OUTSTANDING

Shares outstanding no par value (unlimited shares authorized):	650,000	6,200,000	6,800,000

Net asset value per share:	$55.68	$57.61	$63.07

(a)	Includes loaned securities having a market value of $568,407, $1,066,157 and $515,723 for MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF, respectively.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Operations

For the Fiscal Year Ended August 31, 2021

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $110,804, $911,732 and $–, respectively)	$738,865	$7,582,075	$4,681,959

Dividends — affiliated issuers	—	—	19,792

Non cash dividend income	45,161	646,634	—

Securities lending income — unaffiliated issuer	5,045	56,719	6,115

Total investment income	789,071	8,285,428	4,707,866

Expenses:

Management fees	174,185	787,233	288,579

Trustee fees	4,081	6,995	6,993

Shareholder meeting expense	1,485	3,883	8,437

Total expenses	179,751	798,111	304,009

Less — expense reductions	(35,653)	(158,846)	(65,683)

Net expenses	144,098	639,265	238,326

NET INVESTMENT INCOME	644,973	7,646,163	4,469,540

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	1,261,749	(46,911)	(474,593)

Investments — affiliated issuers	—	—	740

In-kind redemptions — unaffiliated issuers	991,058	1,104,489	961,429

In-kind redemptions — affiliated issuers	—	—	18,687

Futures	(52,510)	33,708	11,764

Foreign currency transactions	(16,103)	(14,580)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the foreign capital gains tax liability of $225,929, $– and $–, respectively)	4,167,974	63,965,666	87,201,895

Investments — affiliated issuers	—	—	633,413

Futures	185,135	14,480	36,551

Foreign currency translations	1,174	(14,404)	—

Net realized and unrealized gain	6,538,477	65,042,448	88,389,886

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,183,450	$72,688,611	$92,859,426

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Changes in Net Assets

	MarketBeta® Emerging Markets Equity ETF		MarketBeta® International Equity ETF
	For the Fiscal Year Ended August 31, 2021	For the Period May 12, 2020* to August 31, 2020	For the Fiscal Year Ended August 31, 2021	For the Period May 12, 2020* to August 31, 2020
From operations:

Net investment income	$644,973	$429,114	$7,646,163	$1,124,606

Net realized gain	2,184,194	675,905	1,076,706	2,955,456

Net change in unrealized gain	4,354,283	6,544,095	63,965,742	8,131,134

Net increase in net assets resulting from operations	7,183,450	7,649,114	72,688,611	12,211,196

Distributions to shareholders:

From distributable earnings	(1,171,922)	—	(7,742,172)	—

From share transactions:

Proceeds from sales of shares	—	39,611,628	16,893,577	295,853,235

Cost of shares redeemed	(8,337,333)	(8,743,481)	(5,371,302)	(27,341,135)

Net increase (decrease) in net assets resulting from share transactions	(8,337,333)	30,868,147	11,522,275	268,512,100

TOTAL INCREASE (DECREASE)	(2,325,805)	38,517,261	76,468,714	280,723,296

Net assets:

Beginning of period	$38,517,261	$—	$280,723,296	$—

End of period	$36,191,456	$38,517,261	$357,192,010	$280,723,296

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS MARKETBETA® ETFS

Statements of Changes in Net Assets (continued)

	MarketBeta® U.S. Equity ETF
	For the Fiscal Year Ended August 31, 2021	For the Period May 12, 2020* to August 31, 2020
From operations:

Net investment income	$4,469,540	$828,149

Net realized gain (loss)	518,027	(27,673)

Net change in unrealized gain	87,871,859	24,725,401

Net increase in net assets resulting from operations	92,859,426	25,525,877

Distributions to shareholders:

From distributable earnings	(4,409,032)	—

From share transactions:

Proceeds from sales of shares	85,652,201	232,137,239

Cost of shares redeemed	(2,904,650)	(40)

Net increase in net assets resulting from share transactions	82,747,551	232,137,199

TOTAL INCREASE	171,197,945	257,663,076

Net assets:

Beginning of period	$257,663,076	$—

End of period	$428,861,021	$257,663,076

*	Commencement of operations.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® EMERGING MARKETS EQUITY ETF

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® Emerging Markets Equity ETF
	For the Fiscal Year Ended August 31, 2021	For the Period May 12, 2020* to August 31, 2020
Per Share Operating Performance:

Net asset value, beginning of period	$48.15	$39.60

Net investment income(a)	0.89	0.49

Net realized and unrealized gain	8.14	8.06

Total gain from investment operations	9.03	8.55

Distributions to shareholders from net investment income	(1.50)	—

Net asset value, end of period	$55.68	$48.15

Market price, end of period	$55.72	$48.36

Total Return at Net Asset Value(b)	19.35%	21.54%

Net assets, end of period (in 000’s)	$36,191	$38,517

Ratio of net expenses to average net assets	0.36%	0.36	%(c)

Ratio of total expenses to average net assets	0.45%	0.45	%(c)

Ratio of net investment income to average net assets	1.63%	3.60	%(c)

Portfolio turnover rate(d)	21%	23%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS MARKETBETA® INTERNATIONAL EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® International Equity ETF
	For the Fiscal Year Ended August 31, 2021	For the Period May 12, 2020* to August 31, 2020
Per Share Operating Performance:

Net asset value, beginning of period	$46.79	$40.14

Net investment income(a)	1.28	0.30

Net realized and unrealized gain	10.84	6.35

Total gain from investment operations	12.12	6.65

Distributions to shareholders from net investment income	(1.30)	—

Net asset value, end of period	$57.61	$46.79

Market price, end of period	$57.80	$46.82

Total Return at Net Asset Value(b)	26.20%	16.57%

Net assets, end of period (in 000’s)	$357,192	$280,723

Ratio of net expenses to average net assets	0.20%	0.20	%(c)

Ratio of total expenses to average net assets	0.25%	0.25	%(c)

Ratio of net investment income to average net assets	2.41%	2.15	%(c)

Portfolio turnover rate(d)	5%	1%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MARKETBETA® U.S. EQUITY ETF

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	MarketBeta® U.S. Equity ETF
	For the Fiscal Year Ended August 31, 2021	For the Period May 12, 2020* to August 31, 2020
Per Share Operating Performance:

Net asset value, beginning of period	$48.62	$39.20

Net investment income(a)	0.74	0.22

Net realized and unrealized gain	14.46	9.20

Total gain from investment operations	15.20	9.42

Distributions to shareholders from net investment income	(0.75)	—

Net asset value, end of period	$63.07	$48.62

Market price, end of period	$63.09	$48.69

Total Return at Net Asset Value(b)	31.60%	24.03%

Net assets, end of period (in 000’s)	$428,861	$257,663

Ratio of net expenses to average net assets	0.07%	0.07	%(c)

Ratio of total expenses to average net assets	0.09%	0.09	%(c)

Ratio of net investment income to average net assets	1.36%	1.62	%(c)

Portfolio turnover rate(d)	4%	1%

*	Commencement of operations.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete sale of the investment at the net asset value at the end of the period. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the sale of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities received or delivered as a result of in-kind transactions and short-term transactions. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

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Notes to Financial Statements

August 31, 2021

1. ORGANIZATION

Goldman Sachs ETF Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”), consisting of multiple series. The Trust was organized as a Delaware statutory trust on December 16, 2009. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”) along with their respective diversification status under the Act:

Fund	Diversification Classification
Goldman Sachs MarketBeta® Emerging Markets Equity ETF (“MarketBeta® Emerging Markets Equity ETF”)	Diversified
Goldman Sachs MarketBeta® International Equity ETF (“MarketBeta® International Equity ETF”)	Diversified
Goldman Sachs MarketBeta® U.S. Equity ETF (“MarketBeta® U.S. Equity ETF”)	Diversified

The investment objective of each Fund is to provide investment results that closely correspond, before fees and expenses, to the performance of its respective Index.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust. Each Fund is an exchange-traded fund (“ETF”). Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. Market prices for the Funds’ shares may be different from their net asset value (“NAV”). The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares, or multiples thereof, referred to as “Creation Units”. Creation Units are issued and redeemed generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash. Shares generally trade in the secondary market in quantities less than a Creation Unit at market prices that change throughout the day. Only those that have entered into an authorized participant agreement with ALPS Distributors, Inc. (the “Distributor”) may do business directly with the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily NAV calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Expenses — Expenses incurred directly by a Fund are charged to the Fund, and certain expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis, depending upon the nature of the expenses, and are accrued daily.

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2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. For each Fund, income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

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Notes to Financial Statements (continued)

August 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as receivables/payables for collateral on certain derivatives contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the last bid price for long positions and the last ask price for short positions on the exchange where they are principally traded. Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy.

Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include other investment companies and exchange-traded funds (“ETFs”). Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of August 31, 2021:

MARKETBETA® EMERGING MARKETS EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$1,148,520	$—	$—

Asia	27,988,406	613,232	4,187

Europe	238,601	—	—

North America	1,124,543	—	—

South America	1,640,744	479,727	—

Securities Lending Reinvestment Vehicle	568,867	—	—

Total	$32,709,681	$1,092,959	$4,187

Derivative Type

Assets(b)

Futures Contracts	$162,991	$—	$—

MARKETBETA® INTERNATIONAL EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$994,891	$—	$—

Asia	107,240,600	—	—

Europe	209,016,015	2,200,425	—

North America	4,417,333	327,248	—

Oceania	30,352,732	—	—

South America	303,767	77,187	—

Securities Lending Reinvestment Vehicle	1,129,562	—	—

Total	$353,454,900	$2,604,860	$—

Derivative Type

Assets(b)

Futures Contracts	$14,480	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain at fiscal year end.

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Notes to Financial Statements (continued)

August 31, 2021

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MARKETBETA® U.S. EQUITY ETF

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$685,667	$—	$—

Europe	1,760,446	—	—

North America	423,409,500	—	—

South America	1,021,187	—	—

Securities Lending Reinvestment Vehicle	530,905	—	—

Total	$427,407,705	$—	$—

Derivative Type

Assets(b)

Futures Contracts	$36,551	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.
(b)	Amount shown represents unrealized gain at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of August 31, 2021. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Risk	Fund	Statement of Assets and Liabilities	Assets (Liabilities)(a)
Equity	MarketBeta® Emerging Markets Equity ETF	Variation Margin on Futures Contracts	$162,991
Equity	MarketBeta® International Equity ETF	Variation Margin on Futures Contracts	14,480
Equity	MarketBeta® U.S. Equity ETF	Variation Margin on Futures Contracts	36,551

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of August 31, 2021 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended August 31, 2021. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Risk	Fund	Net Realized Gain (Loss) from Futures Contracts	Net Change in Unrealized Gain (Loss) on Futures Contracts
Equity	MarketBeta® Emerging Markets Equity ETF	$(52,510)	$185,135
Equity	MarketBeta® International Equity ETF	33,708	14,480
Equity	MarketBeta® U.S. Equity ETF	11,764	36,551

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4. INVESTMENTS IN DERIVATIVES (continued)

For the fiscal year ended August 31, 2021, the relevant values for each derivative type was as follows:

Fund	Number of Contracts(a)
MarketBeta® Emerging Markets Equity ETF	19
MarketBeta® International Equity ETF	11
MarketBeta® U.S. Equity ETF	5

(a)	Amount disclosed represents average number of contracts for the months that the Fund held such derivatives during the fiscal year ended August 31, 2021.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

The Funds operate under a unitary management fee structure. Under the unitary fee structure, GSAM is responsible for paying substantially all the expenses of each such Fund, excluding payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage fees, costs of holding shareholder meetings, litigation, indemnification and extraordinary expenses. As the Funds directly pay fees and expenses of the independent Trustees, the management fee collected by GSAM will be reduced by an amount equal to the fees and expenses paid by the Funds to the independent Trustees.

For the fiscal year ended August 31, 2021, contractual and effective net unitary management fees with GSAM were at the following rates for each Fund:

Fund	Contractual Unitary Management Fee	Effective Net Unitary Management Fee*
MarketBeta® Emerging Markets Equity ETF	0.45%	0.36%
MarketBeta® International Equity ETF	0.25%	0.20%
MarketBeta® U.S. Equity ETF	0.09%	0.07%

*	Effective Net Unitary Management Fee includes the impact of management fee waivers, if any.

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.36%, 0.20% and 0.07% as an annual percentage rate of average daily net assets of the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF, respectively. These arrangements will remain in effect through at least December 29, 2021 and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. For the fiscal year ended August 31, 2021, GSAM waived $35,653, $158,846 and $65,683 of the Funds’ management fees for the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF and MarketBeta® U.S. Equity ETF, respectively.

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Notes to Financial Statements (continued)

August 31, 2021

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Other Transactions with Affiliates — The following table provides information about the MarketBeta® U.S. Equity ETF’s investment in shares of The Goldman Sachs Group, Inc. of which the MarketBeta® U.S. Equity ETF is an affiliate as of and for the fiscal year ended August 31, 2021:

Beginning value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Ending value as of August 31, 2021	Shares as of August 31, 2021	Dividend Income
$599,654	$291,846	$(57,562)	$19,427	$661,735	$1,515,100	3,664	$19,792

6. CREATION AND REDEMPTION OF CREATION UNITS

The Trust issues and redeems shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at NAV next determined after receipt, on any Business Day (as defined in the Statement of Additional Information), of an order in proper form. Shares of the Funds may only be purchased or redeemed by certain financial institutions (each an “Authorized Participant”). An Authorized Participant is either (1) a “Participating Party” or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation; or (2) a Depository Trust Company participant; which, in either case, must have executed an agreement with the Distributor. Retail investors will typically not qualify as an Authorized Participant or have the resources to buy and sell whole Creation Units.

Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market at market prices with the assistance of a broker and may be subject to customary brokerage commissions or fees. Fixed creation and redemption transaction fees are imposed in connection with creations and redemptions.

Authorized Participants transacting in Creation Units for cash may also pay a variable charge to compensate the relevant fund for certain transaction costs (e.g. taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from sale of shares” in the Statements of Changes in Net Assets. Share activity is as follows:

	MarketBeta® Emerging Markets Equity ETF

	For the Fiscal year Ended August 31, 2021		For the period May 12, 2020* through August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	—	$—	1,000,001	$39,597,471
Shares Redeemed	(150,000)	(8,323,242)	(200,001)	(8,743,481)

NET INCREASE (DECREASE) IN SHARES	(150,000)	$(8,323,242)	800,000	$30,853,990

	MarketBeta® International Equity ETF

	For the Fiscal Year Ended August 31, 2021		For the period May 12, 2020* through August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	300,000	$16,893,287	6,600,001	$295,827,537
Shares Redeemed	(100,000)	(5,367,710)	(600,001)	(27,341,135)

NET INCREASE IN SHARES	200,000	$11,525,577	6,000,000	$268,486,402

*	Commencement of operations

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6. CREATION AND REDEMPTION OF CREATION UNITS (continued)

	MarketBeta® U.S. Equity ETF
	For the Fiscal Year Ended August 31, 2021		For the period May 12, 2020* through August 31, 2020

	Shares	Dollars	Shares	Dollars

Fund Share Activity
Shares Sold	1,550,000	$85,652,200	5,300,001	$232,137,239
Shares Redeemed	(50,000)	(2,904,650)	(1)	(40)

NET INCREASE IN SHARES	1,500,000	$82,747,550	5,300,000	$232,137,199

*	Commencement of operations

7. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of long-term securities for the fiscal year ended August 31, 2021, were as follows:

Fund	Purchases	Sales
MarketBeta® Emerging Markets Equity ETF	$8,175,888	$13,851,724
MarketBeta® International Equity ETF	16,661,854	17,636,660
MarketBeta® U.S. Equity ETF	12,181,471	13,554,950

The purchases and sales from in-kind creation and redemption transactions for the fiscal year ended August 31, 2021, were as follows:

Fund	Purchases	Sales
MarketBeta® Emerging Markets Equity ETF	$—	$4,104,137
MarketBeta® International Equity ETF	16,302,783	5,347,141
MarketBeta® U.S. Equity ETF	85,651,147	2,634,159

8. SECURITIES LENDING

The Funds may lend their securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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Notes to Financial Statements (continued)

August 31, 2021

8. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If BNYM is unable to purchase replacement securities, BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements, and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of August 31, 2021, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the fiscal year ended August 31, 2021, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Funds’ investment in the Government Money Market Fund for the fiscal year ended August 31, 2021:

Fund	Beginning value as of August 31, 2020	Purchases at Cost	Proceeds from Sales	Ending value as of August 31, 2021
MarketBeta® Emerging Markets Equity ETF	$212,078	$4,651,443	$(4,294,654)	$568,867
MarketBeta® International Equity ETF	292,150	37,659,133	(36,821,721)	1,129,562
MarketBeta® U.S. Equity ETF	278,029	5,415,409	(5,162,533)	530,905

9. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended August 31, 2021 were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Distributions paid from:
Ordinary Income	$1,171,922	$7,742,172	$4,402,171
Long-term capital gain	—	—	6,861
Total taxable distributions	$1,171,922	$7,742,172	$4,409,032

There were no distributions from the Funds for the period ended August 31, 2020.

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9. TAX INFORMATION (continued)

As of August 31, 2021, the components of accumulated earnings (losses) on a tax-basis were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Undistributed ordinary income — net	$1,841,562	$2,548,696	$929,778
Total undistributed earnings	$1,841,562	$2,548,696	$929,778
Capital loss carryforwards(1):
Perpetual Short-Term	$—	$—	$—
Perpetual Long-Term	—	(44,653)	(84,374)
Timing differences	—	—	—
Unrealized gains (losses) — net	10,376,409	70,594,294	112,165,674
Total accumulated earnings (losses) net	$12,217,971	$73,098,337	$113,011,078

(1)	The MarketBeta® International Equity ETF utilized $1,907 of capital losses in the current fiscal year.

As of August 31, 2021, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	MarketBeta® Emerging Markets Equity ETF	MarketBeta® International Equity ETF	MarketBeta® U.S. Equity ETF
Tax Cost	$23,368,518	$285,476,908	$315,278,582
Gross unrealized gain	10,842,643	75,713,914	114,937,279
Gross unrealized loss	(466,234)	(5,119,620)	(2,771,605)
Net unrealized gains (losses)	$10,376,409	$70,594,294	$112,165,674

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures, and differences in the tax treatment of partnership investments, and passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from redemptions utilized as distributions and redemption in-kind transactions.

Fund	Paid-in Capital	Total Distributable Earnings
MarketBeta® Emerging Markets Equity ETF	$1,115,237	$(1,115,237)
MarketBeta® International Equity ETF	$1,086,422	$(1,086,422)
MarketBeta® U.S. Equity ETF	$965,193	$(965,193)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior year, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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GOLDMAN SACHS MARKETBETA® ETFS

Notes to Financial Statements (continued)

August 31, 2021

10. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives may result in loss. Derivative instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Funds. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or problems with registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including, but not limited to, the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Index Risk — Solactive AG (the “Index Provider”) constructs each Fund’s Index in accordance with a rules-based methodology. A Fund will be negatively affected by general declines in the securities and asset classes represented in its Index. In addition, because the Funds are not “actively” managed, unless a specific security is removed from an Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Index. A Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, a Fund’s performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. The Index Provider relies on third party data it believes to be reliable in constructing each Index, but it does not guarantee the accuracy or availability of such third party data. Errors in index data, index computation or the construction of an Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the applicable Fund and its shareholders. In addition, neither a Fund, the Investment Adviser, the Calculation Agent nor the Index Provider can guarantee the availability or timeliness of the production of the Index.

72

GOLDMAN SACHS MARKETBETA® ETFS

10. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Trading Risk — Each Fund faces numerous market trading risks, including disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for Shares. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. The Investment Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund’s Index trading individually or in the aggregate at any point in time.

Tracking Error Risk — Tracking error is the divergence of a Fund’s performance from that of its Index. The performance of a Fund may diverge from that of its Index for a number of reasons. Tracking error may occur because of transaction costs, a Fund’s holding of cash, differences in accrual of dividends, changes to its Index or the need to meet new or existing regulatory requirements. Unlike a Fund, the returns of an Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions.

11. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

12. OTHER MATTERS

Pursuant to an effort to consolidate the membership of the Board of Trustees of the Trust (the “Board”) with the Board of Trustees of each of Goldman Sachs Trust II, Goldman Sachs MLP and Energy Renaissance Fund and Goldman Sachs Real Estate Diversified Income Fund, at a meeting held on July 22, 2021, the Board voted to nominate Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar and Linda A. Lang (the “Nominees”) for election as Trustees of the Trust at a virtual special joint meeting of shareholders to be held on December 3, 2021. Each of the Nominees (except Ms. Lang) currently serves as a Trustee of Goldman Sachs Trust II. Ms. Lang currently serves as a Trustee of the Trust. If elected, the Nominees will serve as Trustees alongside the current Trustees of the Trust. The Funds will bear a portion of the proxy solicitation, shareholder meeting and other related costs and GSAM has agreed to reimburse each Fund if such expenses increase the Fund’s total expense ratio by more than a specified percentage. This annual report is not a proxy statement. Information regarding the election of the Nominees is contained in the proxy materials filed with the SEC. The proxy statement has been mailed to shareholders of record, and shareholders can also access the proxy statement, and any other relevant documents, on the SEC’s website.

13. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

73

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of Goldman Sachs ETF Trust and Shareholders of Goldman Sachs MarketBeta® Emerging Markets Equity ETF, Goldman Sachs MarketBeta® International Equity ETF, and Goldman Sachs MarketBeta® U.S. Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs MarketBeta® Emerging Markets Equity ETF, Goldman Sachs MarketBeta® International Equity ETF, and Goldman Sachs MarketBeta® U.S. Equity ETF (three of the funds constituting Goldman Sachs ETF Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2021, the related statements of operations for the year ended August 31, 2021, and the statements of changes in net assets and the financial highlights for the year ended August 31, 2021, and for the period May 12, 2020 (commencement of operations) through August 31, 2020, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2021, the results of each of their operations for the year ended August 31, 2021, and the changes in each of their net assets and each of the financial highlights for the year ended August 31, 2021, and for the period May 12, 2020 (commencement of operations) through August 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

October 26, 2021

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

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GOLDMAN SACHS MARKETBETA® ETFS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on March 16-17, 2021, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the efficiency of the arbitrage function during the Reporting Period (including during the stressed market conditions caused by the COVID-19 pandemic). The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS MARKETBETA® ETFS

Fund Expenses — For the Six Month Period Ended 8/31/21 (Unaudited)

As a shareholder you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Shares of the Funds and to compare these costs with the ongoing costs of investing in other exchange-traded funds. This example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares of a Fund.

The example is based on an investment of $1,000 invested at the beginning of the period from March 1, 2021 and held for the entire six months ended August 31, 2021, which represents a period of 184 days of a 365 day year (or less where indicated).

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the six months. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	MarketBeta® Emerging Markets Equity ETF*				MarketBeta® International Equity ETF*				MarketBeta® U.S. Equity ETF*
	Beginning Account Value 5/12/20	Ending Account Value 8/31/21		Expenses Paid*	Beginning Account Value 5/12/20	Ending Account Value 8/31/21		Expenses Paid*	Beginning Account Value 5/12/20	Ending Account Value 8/31/21		Expenses Paid*
Actual based on NAV	$1,000	$983.09		$1.80	$1,000	$1,101.73		$1.06	$1,000	$1,193.72		$0.39
Hypothetical 5% return	1,000	1,023.39	+	1.84	1,000	1,024.20	+	1.02	1,000	1,024.85	+	0.36

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each Fund are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended August 31, 2021. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period is as follows:

Fund
MarketBeta® Emerging Markets Equity ETF	0.36%
MarketBeta® International Equity ETF	0.20
MarketBeta® U.S. Equity ETF	0.07

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GOLDMAN SACHS MARKETBETA® ETFS

Trustees and Officers (Unaudited) Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

Lawrence W. Stranghoener Age: 67	Chairman of the Board of Trustees	Trustee Since 2015; Chairman Since 2017

Mr. Stranghoener is retired. He is Chairman, Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials) (2003-Present); and was formerly Director, Aleris Corporation and Aleris International, Inc. (a producer of aluminum rolled products) (2011-2020); Interim Chief Executive Officer (2014); and Executive Vice President and Chief Financial Officer (2004-2014), Mosaic Company (a fertilizer manufacturing company).

Chairman of the Board of Trustees — Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				39	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)

Linda A. Lang Age: 63	Trustee	Since 2016

Ms. Lang is retired. She was formerly Chair of the Board of Directors (2016-2019); and Member of the Board of Directors, WD-40 Company (a global consumer products company) (2004-2019); Chairman and Chief Executive Officer (2005-2014); and Director, President and Chief Operating Officer, Jack in the Box, Inc. (a restaurant company) (2003-2005). Previously, Ms. Lang served as an Advisory Board Member of Goldman Sachs MLP and Energy Renaissance Fund (February 2016-March 2016).

Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

				39	None

Michael Latham Age: 55	Trustee	Since 2015	Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group (a special purpose acquisition company) (2021-Present). Formerly, Mr. Latham held senior management positions with the iShares exchange-traded fund business, including Chairman (2011-2014); Global Head (2010-2011); U.S. Head (2007-2010); and Chief Operating Officer (2003-2007). Trustee — Goldman Sachs ETF Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	39	FinTech Evolution Acquisition Group (a special purpose acquisition company)

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GOLDMAN SACHS MARKETBETA® ETFS

Trustees and Officers (Unaudited) (continued) Interested Trustee*

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]

James A. McNamara Age: 58	President and Trustee	Since 2014	Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President and Trustee — Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund	166	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. The Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline L. Kraus. Information is provided as of August 31, 2021.
[2]	Each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
[3]	The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of August 31, 2021, Goldman Sachs ETF Trust consisted of 36 portfolios (21 of which offered shares to the public); Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 17 portfolios (13 of which offered shares to the public); Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-526-7384.

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GOLDMAN SACHS MARKETBETA® ETFS

Trustees and Officers (Unaudited) (continued) Officers of the Trust*

Name, Address and Age[1]	Positions Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2014

Advisory Director, Goldman Sachs (January 2018-Present); Managing Director, Goldman Sachs (January 2000-December 2017); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President and Trustee — Goldman Sachs ETF Trust. Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2014

Managing Director, Goldman Sachs (January 2016-Present); Vice President, Goldman Sachs (August 2006-December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012-December 2019); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs ETF Trust; Goldman Sachs Trust (previously Assistant Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)

Managing Director, Goldman Sachs (November 2015-Present) and Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010- October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer — Goldman Sachs ETF Trust (previously Assistant Treasurer (2017));Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-621-2550.
[1]	Information is provided as of August 31, 2021.
[2]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Goldman Sachs MarketBeta® ETFs — Tax Information (Unaudited)

From distributions paid during the fiscal year ended August 31, 2021, the total amount of income received by the MarketBeta® Emerging Markets Equity ETF and the MarketBeta® International Equity ETF, from sources within foreign countries and possessions of the United States was $0.6155 and $0.1997 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the MarketBeta® Emerging Markets Equity ETF and the MarketBeta® International Equity ETF was 68.44% and 78.93% respectively. The total amount of taxes paid by the MarketBeta® Emerging Markets Equity ETF and the MarketBeta® International Equity ETF to foreign countries was $0.0933 and $0.0150 per share, respectively.

For the year ended August 31, 2021, 4.85% of the dividends paid from net investment company taxable income by the MarketBeta® U.S. Equity ETF qualify as section 199A dividends.

For the fiscal year ended August 31, 2021, 25.51%, 33.20%, and 91.73% of the dividends paid from net investment company taxable income by the MarketBeta® Emerging Markets Equity ETF, MarketBeta® International Equity ETF, and the MarketBeta® U.S. Equity ETF respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

For the fiscal year ended August 31, 2021, 96.23% of the dividends paid from net investment company taxable income by the MarketBeta® U.S. Equity ETF qualify for the dividends received deduction available to corporations.

During the fiscal year ended August 31, 2021, the MarketBeta® Emerging Markets Equity ETF and the MarketBeta® U.S. Equity ETF designate $260,289 and $33,806, respectively as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

Pursuant to Section 852 of the Internal Revenue Code, the MarketBeta® U.S. Equity ETF designates $6,861, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended August 31, 2021.

79

FUNDS PROFILE

Goldman Sachs ETFs

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.09 trillion in assets under supervision as of June 30, 2021, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

GOLDMAN SACHS EXCHANGE-TRADED FUNDS
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF

Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
Goldman Sachs Equal Weight U.S. Large Cap Equity ETF
Goldman Sachs Hedge Industry VIP ETF
Goldman Sachs JUST U.S. Large Cap Equity ETF
Goldman Sachs Access U.S. Aggregate Bond ETF

Goldman Sachs Access High Yield Corporate Bond ETF
Goldman Sachs Access Inflation Protected USD Bond ETF
Goldman Sachs Access Investment Grade Corporate Bond ETF
Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF
Goldman Sachs Access Treasury 0-1 Year ETF
Goldman Sachs Access Ultra Short Bond ETF
Goldman Sachs Future Planet Equity ETF
Goldman Sachs Future Tech Leaders Equity ETF
Goldman Sachs Innovate Equity ETF
Goldman Sachs MarketBeta® International Equity ETF
Goldman Sachs MarketBeta® Emerging Markets Equity ETF
Goldman Sachs MarketBeta® U.S. Equity ETF

INDEX DISCLAIMERS

The Goldman Sachs MarketBeta® International Equity ETF, Goldman Sachs MarketBeta® Emerging Markets Equity ETF, Goldman Sachs MarketBeta® International Small Cap Equity ETF, and Goldman Sachs MarketBeta® U.S. Equity ETF are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Solactive GBS Developed Markets ex North America Large & Mid Cap Index, the Solactive GBS Emerging Markets Large & Mid Cap Index, Solactive GBS Developed Markets ex North America Small Cap Index, Solactive GBS United States Large & Mid Cap Index (“Solactive Indexes”) and/ or Solactive Index trade mark or the Solactive Index Price at any time or in any other respect. The Solactive Indexes are calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Solactive Indexes are calculated correctly. Irrespective of its obligations towards the Funds, Solactive AG has no obligation to point out errors in the Solactive Indexes to third parties including but not limited to investors and/or financial intermediaries of the Funds. Neither publication of a Solactive Index by Solactive AG nor the licensing of the Solactive Index or Solactive Index trade mark for the purpose of use in connection with a Fund constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this fund. Solactive AG is registered as a benchmark administrator under the Regulation (EU) 2016/2011 (BMR). Solactive appears on the ESMA register of administrators.

TRUSTEES Lawrence W. Stranghoener, Chairman Linda A. Lang Michael Latham James A. McNamara	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

THE BANK OF NEW YORK MELLON Transfer Agent

ALPS DISTRIBUTORS, INC. Distributor	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com/ETFs to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-621-2550; and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on the Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-621-2550.

Fund holdings and allocations shown are as of August 31, 2021 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

ETF Fund shares are not individually redeemable and are issued and redeemed by the Fund at their net asset value (“NAV”) only in large, specified blocks of shares called creation units. Shares otherwise can be bought and sold only through exchange trading at market price (not NAV). Shares may trade at a premium or discount to their NAV in the secondary market. Brokerage commissions will reduce returns. Ordinary brokerage commissions apply. ALPS Distributors, Inc. is the distributor of the Goldman Sachs ETF Funds. ALPS Distributors, Inc. is unaffiliated with Goldman Sachs Asset Management.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling 1-800-621-2550.

MarketBeta® and ActiveBeta® are registered trademarks of GSAM.

© 2021 Goldman Sachs. All rights reserved. 256150-OTU-10/2021 MCEQWGETFAR-21

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Caroline Dorsa is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Funds of the Goldman Sachs ETF Trust to which this certified shareholder report relates.

	2021	2020	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$606,900	$611,900	Financial Statement audits.

Audit-Related Fees:

• PwC	$59,558	$36,324	Other attest services.

Tax Fees:

• PwC	$0	$2,325	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns and certain other tax-related services.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs ETF Trust’s service affiliates* that were pre-approved by the Audit Committee of the Goldman Sachs ETF Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2021	2020	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,906,448	$1,441,351	Internal control review performanced in accordance with Statement on Standards for Attestation Engagements No. 16 and Semi-annual Updates related to withholding tax accrual for non-US Jurisdictions. These fees are borne by the Funds’ Adviser.

*

These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs ETF Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs ETF Trust (“GS ETF”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GS ETF may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GS ETF at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Goldman Sachs ETF Trust’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GS ETF, the Audit Committee will pre-approve those non-audit services provided to GS ETF’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GS ETF) where the engagement relates directly to the operations or financial reporting of GS ETF.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GS ETF’s service affiliates listed in Table 2 were approved by GS ETF’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GS ETF by PwC for the twelve months ended August 31, 2021 and August 31, 2020 were approximately $59,558 and $38,649 respectively. The aggregate non-audit fees billed to GS ETF’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2020 and December 31, 2019 were approximately $14.5 million and $14.7 million respectively. With regard to the aggregate non-audit fees billed to GS ETF’s adviser and service affiliates, the 2020 and 2019 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GS ETF’s operations or financial reporting.

Item 4(h) — GS ETF’s Audit Committee has considered whether the provision of non-audit services to GS ETF’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Michael Latham, Linda A. Lang, Lawrence W. Stranghoener, and Caroline Dorsa, each a Trustee of the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs ETF Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)	Not applicable to open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs ETF Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	November 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs ETF Trust

Date:	November 4, 2021

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs ETF Trust

Date:	November 4, 2021